                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
             (Address of principal executive offices)   (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/03-10/31/04


                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Capital Appreciation Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              12
----------------------------------------------------

Notes to Financial Statements                     18

Report of Independent Registered Public
Accounting Firm                                   22
----------------------------------------------------

Trustees and Officers                             23
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -5.92%  -9.68%  6.02%
Excluding sales charges  -0.44   -8.66   6.63

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/94                                                    9450                       10000                       10000
                                                         12203.9                     12921.1                     12644.1
                                                           14539                     15769.8                     15690.7
                                                         17992.9                     20575.5                     20729.3
                                                         21503.2                     25645.9                       25288
                                                         28225.1                       34429                     31779.2
                                                         31735.4                     37641.6                       33715
                                                         19531.5                     22605.4                     25318.6
                                                         15540.6                       18171                     21493.9
                                                         18029.2                     22134.9                     25964.6
10/31/04                                                 17949.8                     22882.8                     28411.1

  --   MainStay Capital Appreciation Fund  --   Russell 1000 Growth Index
  - -  S&P 500 Index

CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -6.13%  -9.65%  5.89%
Excluding sales charges  -1.18   -9.36   5.89

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/94                                                   10000                       10000                       10000
                                                         12845.1                     12921.1                     12644.1
                                                         15231.9                     15769.8                     15690.7
                                                           18760                     20575.5                     20729.3
                                                         22238.8                     25645.9                       25288
                                                         28960.9                       34429                     31779.2
                                                         32318.3                     37641.6                       33715
                                                         19734.4                     22605.4                     25318.6
                                                         15579.7                       18171                     21493.9
                                                         17929.7                     22134.9                     25964.6
10/31/04                                                 17717.4                     22882.8                     28411.1

  --   MainStay Capital Appreciation Fund  --   Russell 1000 Growth Index
  - -  S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -2.17%  -9.36%  5.89%
Excluding sales charges  -1.18   -9.36   5.89

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/94                                                   10000                       10000                       10000
                                                         12845.1                     12921.1                     12644.1
                                                         15231.9                     15769.8                     15690.7
                                                           18760                     20575.5                     20729.3
                                                         22238.8                     25645.9                       25288
                                                         28960.9                       34429                     31779.2
                                                         32318.3                     37641.6                       33715
                                                         19734.4                     22605.4                     25318.6
                                                         15579.6                       18171                     21493.9
                                                         17929.7                     22134.9                     25964.6
10/31/04                                                 17717.3                     22882.8                     28411.1

  --   MainStay Capital Appreciation Fund  --   Russell 1000 Growth Index
  - -  S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Capital Appreciation Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         -0.26%  -8.62%  6.84%

(LINE GRAPH FOR CLASS I IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/94                                                   10000                       10000                       10000
                                                           12976                     12921.1                     12644.1
                                                         15547.7                     15769.8                     15690.7
                                                         19335.6                     20575.5                     20729.3
                                                         23143.6                     25645.9                       25288
                                                         30412.8                       34429                     31779.2
                                                         34204.1                     37641.6                       33715
                                                         20966.6                     22605.4                     25318.6
                                                         16713.5                       18171                     21493.9
                                                         19425.4                     22134.9                     25964.6
10/31/04                                                 19375.4                     22882.8                     28411.1

  --   MainStay Capital Appreciation Fund  --   Russell 1000 Growth Index
  - -  S&P 500 Index

                                           ONE    FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS   YEARS

Russell 1000(R) Growth Index(1)           3.38%   -7.85%   8.63%
S&P 500(R) Index(2)                       9.42    -2.22   11.01
Average Lipper large-cap growth fund(3)   2.67    -6.49    7.31

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00      $967.05        $6.18       $1,018.75       $ 6.34
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00      $963.30        $9.87       $1,015.00       $10.13
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00      $963.30        $9.87       $1,015.00       $10.13
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                   $1,000.00      $967.80        $4.35       $1,020.60       $ 4.47
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)


Common Stocks                                                               97.7%
Short-Term Investments (collateral from securities lending is 8.8%)         11.7%
Liabilities in Excess of Cash and Other Assets                              -9.4%

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  FedEx Corp.
 3.  Danaher Corp.
 4.  Symantec Corp.
 5.  American Express Co.
 6.  United Technologies Corp.
 7.  Johnson & Johnson
 8.  Illinois Tool Works, Inc.
 9.  Target Corp.
10.  Praxair, Inc.

 6   MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in securities of U.S. companies with investment characteristics such as participation in expanding product or service markets, increasing unit sales volume, increasing return on investment, and better-than-average growth in revenues and earnings when compared to stocks of the S&P 500(R) Index.(1) In implementing this strategy, the Fund maintains a flexible approach and may invest in various types of companies and securities. We look for companies that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Arguably the biggest factor was the 78% rise in the price of crude oil, since it stoked inflation fears and could put a damper on consumer spending. Middle Eastern tensions, news from Iraq, and concerns about another domestic terrorist attack all had an impact on the markets.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Symantec, a leading provider of Internet-security software, showed consistently strong earnings growth and made a significant contribution to the Fund's performance. UnitedHealth Group's earnings and top-line growth benefited from the company's alliance with top-tier regional health plans and plan administrators. This arrangement led to network savings and accelerated membership growth. Danaher Corporation benefited from a realignment strategy that focused on enhancing earnings growth through strategic acquisitions. Earnings-per-share growth rose from 3% in 2002 to 20% in 2003 and is projected to rise to 39% for 2004. Illinois Tool Works benefited from the economic recovery and the accompanying increase in business capital investment. Accelerating growth in earnings has helped propel the company's stock price higher. Harley-Davidson, the motorcycle company, managed to outperform analysts' earnings estimates by maintaining strong sales and expanding margins.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

Veritas Software is a leading vendor of enterprise storage-management products. After achieving a 52-week high in mid-January of this year, the stock fell on concerns about accounting irregularities, failure to meet analysts' top-line expectations in early July, and competitive issues. Despite recent improvements, the stock hurt performance.

New York Community Bancorp suffered from concerns about rising interest rates affecting New York Community Bank's variable rate debt and possibly creating a margin squeeze. In response to this situation, we sold the stock in October.

Intel, Applied Materials, and Texas Instruments were all affected by a slowdown in semiconductor orders. Although all three stocks have begun to recover, they all detracted from the Fund's performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE 12 MONTHS ENDED OCTOBER 31,
2004?

The Fund purchased Harmon International in October, based on the company's improving sales and earnings growth and increasing penetration in the luxury automobile market. L-3 Communications manufactures and markets intelligence, surveillance, and reconnaissance products. We began buying the stock in July, based on increased strength in security and defense spending. The Fund purchased Nike in July as the company continued to experience strength across all of its athletic product categories and in most of its major global markets. We bought shares of electronic-products retailer Best Buy in October 2004 for the Company's reasonable valuation relative to growth prospects and because of sales trends that have recently been positive. We began buying Capital One Financial shares in March, based on the company's reasonable valuation relative to its earnings-growth prospects. All of these stocks have had a positive impact on the Fund's performance for the portion of the reporting period they were held in the Fund.

WHICH SECURITIES DID YOU SELL DURING THE REPORTING PERIOD?

Marsh & McLennan is a well-diversified financial services company that owns Marsh, a risk and insurance services firm; Putnam, a mutual fund company; and Mercer Consulting Group, a provider

1. See footnote on page 5 for more information on the S&P 500(R) Index.

                                                     www.mainstayfunds.com     7
of consulting services. We began selling Marsh & McLennan stock in December of 2003, because of slowing growth and asset losses in the company's Putnam mutual fund unit. The Fund's average sale price was $46.89, well ahead of the stock's $27.66 closing price on October 29, 2004.

Clear Channel Communications owns and operates a large network of radio and TV stations around the country and has operations in outdoor advertising and live entertainment. We sold the Fund's entire position in June and July, which proved to be a positive move when the stock moved even lower before the end of the reporting period.

Coca-Cola is the world's leading manufacturer of carbonated soft drinks, noncarbonated soft drinks, and bottled water. When the company's growth outlook began to deteriorate, we sold the Fund's entire position in March at approximately $50 per share. The decision was positive, since the stock reached a 52-week low of $38.30 on October 26, 2004.

Forest Laboratories is a pharmaceutical company that manufactures and sells both branded and generic drugs. When concerns mounted over potential problems with the class of antidepressant drugs the company sells, the share price began to fall. Fortunately, we managed to sell at an average price well above the stock's value on the last day of the reporting period.

Fifth Third Bancorp is a well-diversified financial services company whose businesses include retail banking, commercial banking, investment advisory, and data processing. We opted to close out our position in the stock during the fiscal year based on the company's moderating growth rate and deteriorating margins. The decision proved to be a positive one as the stock price continued to drift lower.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE 12-MONTH REPORTING PERIOD?

We increased the Fund's weighting in consumer discretionary stocks from 18.2% at the beginning of the reporting period to 23.1% at the end. The Fund's energy holdings, which stood at 1.6% of net assets on October 31, 2003, increased to 4.5% of net assets on October 31, 2004. Industrial holdings increased from 11.4% at the beginning of the reporting period to 17.5% at the end.

We trimmed the Fund's consumer staples weighting from 8.2% at the beginning of the reporting period to 3.7% at the end. Over the same period, financials holdings moved from 10.3% to 7.3% of net assets, information technology from 28.0% to 20.9%, and materials from 2.8% to 2.0%.

HOW DID THIS COMPARE WITH THE RUSSELL 1000(R) GROWTH INDEX?

As of October 31, 2004, the Fund was overweighted relative to the Russell 1000(R) Growth Index(2) in the consumer discretionary, energy, industrials, and materials sectors. At the same time, the Fund was underweighted relative to the Index in consumer staples, financials, health care, and information technology. The Fund held no positions in the telecommunications services or utilities sectors. The Fund's overweighted position in consumer discretionary and its underweighted position in consumer staples proved to be appropriate sector allocations, but individual holdings in these sectors detracted from performance. The Fund's significantly underweighted information technology position proved detrimental in September and October, when investors bid up many technology stocks. The Fund's overweighted positions in both the energy and industrials sectors, together with strong stock selection, had a positive impact on the Fund's performance.

WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on company fundamentals, which on balance remain fairly strong. Although high energy prices and the threat of terrorism remain risk factors, we believe that the combination of a low interest-rate environment, moderate economic growth, and strengthening employment should help to drive stocks higher in the coming year.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

2. See footnote on page 5 for more information on the Russell 1000(R) Growth Index.

 8   MainStay Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                         SHARES            VALUE
COMMON STOCKS (97.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
L-3 Communications Holdings, Inc. (b)                   344,700   $   22,726,071
V United Technologies Corp. (b)                         323,200       29,999,424
                                                                  --------------
                                                                      52,725,495
                                                                  --------------
AIR FREIGHT & LOGISTICS (2.3%)
V FedEx Corp.                                           357,400       32,566,288
                                                                  --------------
AUTOMOBILES (1.8%)
Harley-Davidson, Inc.                                   428,800       24,686,016
                                                                  --------------

BEVERAGES (1.0%)
PepsiCo, Inc.                                           283,500       14,055,930
                                                                  --------------

BIOTECHNOLOGY (3.5%)
Amgen, Inc. (a)                                         433,600       24,628,480
Genentech, Inc. (a)                                     240,000       10,927,200
Gilead Sciences, Inc. (a)(b)                            404,100       13,993,983
                                                                  --------------
                                                                      49,549,663
                                                                  --------------
CAPITAL MARKETS (1.5%)
Morgan Stanley & Co.                                    425,900       21,759,231
                                                                  --------------
CHEMICALS (2.0%)
V Praxair, Inc. (b)                                     661,900       27,932,180
                                                                  --------------

COMMERCIAL SERVICES & SUPPLIES (1.5%)
Cendant Corp.                                         1,055,500       21,732,745
                                                                  --------------
COMMUNICATIONS EQUIPMENT (3.6%)
Avaya, Inc. (a)(b)                                    1,522,100       21,918,240
Cisco Systems, Inc. (a)                                 928,700       17,840,327
QUALCOMM, Inc.                                          246,600       10,310,346
                                                                  --------------
                                                                      50,068,913
                                                                  --------------
COMPUTERS & PERIPHERALS (3.5%)
Dell, Inc. (a)                                          778,200       27,283,692
Hewlett-Packard Co.                                     870,300       16,239,798
International Business Machines Corp.                    70,500        6,327,375
                                                                  --------------
                                                                      49,850,865
                                                                  --------------
CONSUMER FINANCE (4.0%)
V American Express Co. (b)                              576,300       30,584,241
Capital One Financial Corp. (b)                         344,000       25,373,440
                                                                  --------------
                                                                      55,957,681
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
Citigroup, Inc.                                         530,600       23,542,722
                                                                  --------------


                                                         SHARES            VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (a)                          525,400   $   13,166,524
                                                                  --------------

ENERGY EQUIPMENT & SERVICES (4.4%)
Baker Hughes, Inc.                                      472,900       20,254,307
BJ Services Co.                                         394,500       20,119,500
Weatherford International Ltd. (a)                      425,300       22,226,178
                                                                  --------------
                                                                      62,599,985
                                                                  --------------
FOOD & STAPLES RETAILING (1.9%)
Walgreen Co.                                            761,400       27,326,646
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.8%)
Boston Scientific Corp. (a)                             591,300       20,872,890
Fisher Scientific International, Inc. (a)(b)            387,700       22,238,472
Medtronic, Inc. (b)                                     487,200       24,900,792
                                                                  --------------
                                                                      68,012,154
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (7.5%)
Caremark Rx, Inc. (a)                                   770,600       23,094,882
Quest Diagnostics, Inc.                                 243,000       21,272,220
V UnitedHealth Group, Inc.                              489,900       35,468,760
WellPoint Health Networks, Inc. (a)                     260,900       25,479,494
                                                                  --------------
                                                                     105,315,356
                                                                  --------------
HOUSEHOLD DURABLES (4.4%)
D.R. Horton, Inc.                                       583,100       17,493,000
Harman International Industries, Inc.                   198,700       23,879,766
Lennar Corp. Class A (b)                                472,800       21,266,544
                                                                  --------------
                                                                      62,639,310
                                                                  --------------
HOUSEHOLD PRODUCTS (0.7%)
Colgate-Palmolive Co.                                   228,900       10,213,518
                                                                  --------------

INDUSTRIAL CONGLOMERATES (3.5%)
3M Co.                                                  300,800       23,333,056
General Electric Co.                                    750,000       25,590,000
                                                                  --------------
                                                                      48,923,056
                                                                  --------------
IT SERVICES (1.3%)
Accenture Ltd. Class A (a)                              157,900        3,822,759
First Data Corp.                                        347,400       14,340,672
                                                                  --------------
                                                                      18,163,431
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MACHINERY (6.1%)
V Danaher Corp. (b)                                     583,400   $   32,162,842
Dover Corp.                                             641,200       25,179,924
V Illinois Tool Works, Inc.                             309,100       28,523,748
                                                                  --------------
                                                                      85,866,514
                                                                  --------------
MEDIA (1.9%)
Omnicom Group, Inc.                                     336,300       26,534,070
                                                                  --------------
MULTILINE RETAIL (3.8%)
Kohl's Corp. (a)(b)                                     503,000       25,532,280
V Target Corp.                                          561,800       28,101,236
                                                                  --------------
                                                                      53,633,516
                                                                  --------------
PHARMACEUTICALS (4.6%)
V Johnson & Johnson                                     492,800       28,769,664
Pfizer, Inc.                                            489,100       14,159,445
Teva Pharmaceutical Industries Ltd. ADR (b)(c)          875,600       22,765,600
                                                                  --------------
                                                                      65,694,709
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Analog Devices, Inc.                                    313,200       12,609,432
Applied Materials, Inc. (a)                             662,900       10,672,690
Intel Corp.                                             654,800       14,575,848
KLA-Tencor Corp. (a)                                    270,400       12,311,312
Maxim Integrated Products, Inc.                         243,500       10,711,565
Texas Instruments, Inc.                                 372,200        9,100,290
                                                                  --------------
                                                                      69,981,137
                                                                  --------------
SOFTWARE (6.1%)
Electronic Arts, Inc. (a)                               302,400       13,583,808
Microsoft Corp.                                         777,400       21,759,426
Oracle Corp. (a)                                        717,400        9,082,284
V Symantec Corp. (a)(b)                                 543,000       30,918,420
VERITAS Software Corp. (a)                              514,900       11,266,012
                                                                  --------------
                                                                      86,609,950
                                                                  --------------
SPECIALTY RETAIL (7.1%)
Bed Bath & Beyond, Inc. (a)                             667,900       27,243,641
Best Buy Co., Inc.                                      353,000       20,904,660
Lowe's Cos., Inc. (b)                                   484,100       27,245,148
TJX Cos., Inc. (The) (b)                              1,033,400       24,780,932
                                                                  --------------
                                                                     100,174,381
                                                                  --------------


                                                         SHARES            VALUE
TEXTILES, APPAREL & LUXURY GOODS (3.6%)
Coach, Inc (a)                                          522,800   $   24,378,164
NIKE, Inc. Class B                                      319,500       25,978,545
                                                                  --------------
                                                                      50,356,709
                                                                  --------------
Total Common Stocks (Cost $1,177,244,763)                          1,379,638,695
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (11.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Morgan Stanley & Co. 1.790%, due 11/4/2004          $20,000,000       19,997,016
Starbird Funding Corp. 2.0851%, due 3/14/05 (d)      15,000,000       14,887,504
UBS Finance LLC 1.840%, due 11/1/2004                20,345,000       20,345,000
                                                                  --------------
Total Commercial Paper (Cost $55,229,520)                             55,229,520
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (d)                       947,317          947,317
                                                                  --------------
Total Investment Company (Cost $947,317)                                 947,317
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (1.1%)
Banc of America Securities LLC
  1.9549%, due 11/1/04 (d)                          $14,982,000       14,982,000
                                                                  --------------
Total Master Note (Cost $14,982,000)                                  14,982,000
                                                                  --------------

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.6%)
CS First Boston LLC
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $36,655,879 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $36,752,511 and a Market
  Value of $37,384,327)                             $36,650,000   $   36,650,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $12,930,074 (d) (Collateralized by Various Bonds
  with a Principal Amount of $25,758,727 and a
  Market Value of $13,334,103)                       12,928,000       12,928,000
Merrill Lynch & Co., Inc.
  1.9549%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $27,980,558 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $27,665,609 and a Market
  Value of $29,375,768)                              27,976,000       27,976,000
Morgan Stanley & Co.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $16,004,488 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $24,412,493 and a Market
  Value of $16,829,848)                              16,000,000       16,000,000
                                                                  --------------
Total Repurchase Agreements (Cost $93,554,000)                        93,554,000
                                                                  --------------
Total Short-Term Investments (Cost $164,712,837)                     164,712,837
                                                                  --------------
Total Investments (Cost $1,341,957,600) (e)               109.4%   1,544,351,532(f)
Liabilities in Excess of
  Cash and Other Assets                                    (9.4)    (133,158,072)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,411,193,460
                                                    ===========   ==============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR-American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) The cost for federal income tax purposes is $1,344,379,347.
(f)  At October 31, 2004 net unrealized appreciation was
     $199,972,185, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $239,984,082 and aggregate gross unrealized depreciation for all for all investments on which there was an excess of cost over market value of $40,011,897.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $1,341,957,600) including
  $119,986,926 market value of securities
  loaned                                      $1,544,351,532
Deposit with broker for securities loaned              3,781
Cash                                                   3,712
Receivables:
  Dividends and interest                             460,704
  Fund shares sold                                   262,316
Other assets                                          32,868
                                              --------------
    Total assets                               1,545,114,913
                                              --------------
LIABILITIES:
Securities lending collateral                    124,374,602
Payables:
  Investments securities purchased                 4,801,902
  Fund shares redeemed                             1,902,420
  NYLIFE Distributors                              1,020,699
  Transfer agent                                     922,976
  Manager                                            684,568
  Custodian                                           22,278
  Trustees                                            20,905
Accrued expenses                                     171,103
                                              --------------
    Total liabilities                            133,921,453
                                              --------------
Net assets                                    $1,411,193,460
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $       98,893
  Class B                                            453,087
  Class C                                              3,473
  Class I                                                 --(a)
Additional paid-in capital                     1,534,792,017
Accumulated net realized loss on investments    (326,547,942)
Net unrealized appreciation on investments       202,393,932
                                              --------------
Net assets                                    $$1,411,193,460
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  268,199,019
                                              ==============
Shares of beneficial interest outstanding          9,889,258
                                              ==============
Net asset value per share outstanding         $        27.12
Maximum sales charge (5.50% of offering
  price)                                                1.58
                                              --------------
Maximum offering price per share outstanding  $        28.70
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $1,134,299,299
                                              ==============
Shares of beneficial interest outstanding         45,308,668
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        25.03
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    8,694,189
                                              ==============
Shares of beneficial interest outstanding            347,283
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        25.03
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $          953
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.15
                                              ==============

(a) Less than one dollar.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 11,718,798
  Interest                                            89,610
  Income from securities loaned -- net               276,580
                                                ------------
    Total income                                  12,084,988
                                                ------------
EXPENSES:
  Distribution -- Class B                          9,457,621
  Distribution -- Class C                             74,982
  Manager                                          8,736,271
  Transfer agent -- Classes A, B and C             5,824,567
  Transfer agent -- Class I                                2
  Service -- Class A                                 745,595
  Service -- Class B                               3,152,544
  Service -- Class C                                  24,994
  Shareholder communication                          352,259
  Recordkeeping                                      183,589
  Professional                                       173,574
  Custodian                                          141,946
  Trustees                                           109,469
  Registration                                        61,034
  Miscellaneous                                       63,659
                                                ------------

    Total expenses                                29,102,106
                                                ------------

Net investment loss                              (17,017,118)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                 (60,332,360)
                                                ------------
Net change in unrealized appreciation on
  investments                                     66,663,970
                                                ------------
Net realized and unrealized gain on
  investments                                      6,331,610
                                                ------------
Net decrease in net assets resulting from
  operations                                    $(10,685,508)
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $32,049.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                 2004            2003*              2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss   $  (17,017,118)  $  (13,178,093)  $   (20,816,619)
 Net realized loss on
  investments and
  written option
  transactions            (60,332,360)     (31,763,736)     (119,255,897)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              66,663,970      328,438,794      (606,013,572)
                       -------------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         (10,685,508)     283,496,965      (746,086,088)
                       -------------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares:
   Class A                 61,275,640       86,054,368       122,521,377
   Class B                 76,298,217       81,141,359       120,012,435
   Class C                  1,316,452          943,485         1,696,548
   Class I                      1,000               --                --
                       -------------------------------------------------
                          138,891,309      168,139,212       244,230,360
 Cost of shares
  redeemed:
   Class A               (129,066,636)     (86,356,395)     (153,190,672)
   Class B               (231,715,272)    (168,974,203)     (352,883,911)
   Class C                 (3,024,132)      (2,118,140)       (4,788,461)
   Class I                         --               --                --
                       -------------------------------------------------
                         (363,806,040)    (257,448,738)     (510,863,044)
    Decrease in net
     assets derived
     from capital
     share
     transactions        (224,914,731)     (89,309,526)     (266,632,684)
                       -------------------------------------------------
    Net increase
     (decrease) in
     net assets          (235,600,239)     194,187,439    (1,012,718,772)

NET ASSETS:
Beginning of period     1,646,793,699    1,452,606,260     2,465,325,032
                       -------------------------------------------------
End of period          $1,411,193,460   $1,646,793,699   $ 1,452,606,260
                       =================================================

*  The Fund changed its fiscal year end from December 31 to October 31.

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                          CLASS A
                                            YEAR ENDED      THROUGH     ----------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000            1999
Net asset value at beginning of period       $  27.24      $  22.49     $  32.86   $  43.46   $  57.12        $  48.74
                                             --------      --------     --------   --------   --------        --------
Net investment loss (a)                         (0.13)        (0.09)       (0.13)     (0.15)     (0.33)          (0.24)
Net realized and unrealized gain (loss) on
  investments                                    0.01          4.84       (10.24)    (10.22)     (6.16)          12.22
                                             --------      --------     --------   --------   --------        --------
Total from investment operations                (0.12)         4.75       (10.37)    (10.37)     (6.49)          11.98
                                             --------      --------     --------   --------   --------        --------
Less distributions:
  From net realized gain on investments            --            --           --      (0.23)     (7.17)          (3.60)
                                             --------      --------     --------   --------   --------        --------
Net asset value at end of period             $  27.12      $  27.24     $  22.49   $  32.86   $  43.46        $  57.12
                                             ========      ========     ========   ========   ========        ========
Total investment return (b)                     (0.44%)       21.12%(c)   (31.56%)   (23.85%)   (11.17%)         24.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (0.48%)       (0.45%)+     (0.48%)    (0.41%)    (0.59%)         (0.47%)
    Expenses                                     1.25%         1.30%+       1.28%      1.29%      1.19%           1.19%
    Net Expenses (after waiver)                  1.25%         1.30%+       1.23%      1.10%      0.99%           1.00%
Portfolio turnover rate                            28%           19%          69%        44%        38%             41%
Net assets at end of period (in 000's)       $268,199      $335,484     $277,526   $442,526   $590,366        $587,633

                                                          JANUARY 1,
                                                             2003                          CLASS C
                                            YEAR ENDED      THROUGH     ----------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000            1999
Net asset value at beginning of period       $  25.33      $  21.05     $  31.00   $  41.35   $  55.15        $  47.54
                                             --------      --------     --------   --------   --------        --------
Net investment loss (a)                         (0.32)        (0.23)       (0.32)     (0.39)     (0.72)          (0.61)
Net realized and unrealized gain (loss) on
  investments                                    0.02          4.51        (9.63)     (9.73)     (5.91)          11.82
                                             --------      --------     --------   --------   --------        --------
Total from investment operations                (0.30)         4.28        (9.95)    (10.12)     (6.63)          11.21
                                             --------      --------     --------   --------   --------        --------
Less distributions:
  From net realized gain on investments            --            --           --      (0.23)     (7.17)          (3.60)
                                             --------      --------     --------   --------   --------        --------
Net asset value at end of period             $  25.03      $  25.33     $  21.05   $  31.00   $  41.35        $  55.15
                                             ========      ========     ========   ========   ========        ========
Total investment return (b)                     (1.18%)       20.33%(c)   (32.10%)   (24.46%)   (11.82%)         23.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.23%)       (1.20%)+     (1.23%)    (1.16%)    (1.34%)         (1.22%)
    Expenses                                     2.00%         2.05%+       2.03%      2.04%      1.94%           1.94%
    Net Expenses (after waiver)                  2.00%         2.05%+       1.98%      1.85%      1.74%           1.75%
Portfolio turnover rate                            28%           19%          69%        44%        38%             41%
Net assets at end of period (in 000's)       $  8,694      $ 10,475     $  9,819   $ 18,162   $ 27,241        $ 23,238

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I shares are not subject to sales charges.
(c)  Total return is not annualized.

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      JANUARY 1,
                         2003                                       CLASS B
    YEAR ENDED          THROUGH          -------------------------------------------------------------
    OCTOBER 31,       OCTOBER 31,                           YEAR ENDED DECEMBER 31,
       2004              2003*              2002             2001             2000             1999
    $    25.33        $    21.05         $    30.99       $    41.34       $    55.15       $    47.54
    ----------        ----------         ----------       ----------       ----------       ----------
         (0.32)            (0.23)             (0.32)           (0.39)           (0.72)           (0.61)
          0.02              4.51              (9.62)           (9.73)           (5.92)           11.82
    ----------        ----------         ----------       ----------       ----------       ----------
         (0.30)             4.28              (9.94)          (10.12)           (6.64)           11.21
    ----------        ----------         ----------       ----------       ----------       ----------
            --                --                 --            (0.23)           (7.17)           (3.60)
    ----------        ----------         ----------       ----------       ----------       ----------
    $    25.03        $    25.33         $    21.05       $    30.99       $    41.34       $    55.15
    ==========        ==========         ==========       ==========       ==========       ==========
         (1.18%)           20.33%(c)         (32.07%)         (24.47%)         (11.85%)          23.90%
         (1.23%)           (1.20%)+           (1.23%)          (1.16%)          (1.34%)          (1.22%)
          2.00%             2.05%+             2.03%            2.04%            1.94%            1.94%
          2.00%             2.05%+             1.98%            1.85%            1.74%            1.75%
            28%               19%                69%              44%              38%              41%
    $1,134,299        $1,300,835         $1,165,260       $2,004,638       $2,905,828       $3,486,486

      CLASS I
 -----------------
 JANUARY 2, 2004**
      THROUGH
    OCTOBER 31,
       2004
    $    28.48
    ----------
         (0.11)
         (1.22)
    ----------
         (1.33)
    ----------
            --
    ----------
    $    27.15
    ==========
         (4.67%)(c)
         (0.11%)+
          0.88%+
          0.88%+
            28%
    $        1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss and additional paid-in-

 18   MainStay Capital Appreciation Fund
capital arising from permanent differences; net assets at October 31, 2004, are not affected.

     NET INVESTMENT            ADDITIONAL
          LOSS               PAID-IN CAPITAL
      $17,017,118             $(17,017,118)

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended October 31, 2004 the Manager earned from the Fund $8,736,271.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $78,181 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,291, $770,578 and $1,854, respectively, for the year ended October 31, 2004.

                                                    www.mainstayfunds.com     19

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $5,824,569.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Capital Appreciation Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $45,714 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $183,589 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2003, the components of accumulated loss on a tax basis were as follows:

 ACCUMULATED CAPITAL     UNREALIZED    TOTAL ACCUMULATED
  AND OTHER LOSSES      APPRECIATION         LOSS

   $(324,126,195)       $199,972,185    $(124,154,010)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $324,126,195 were available as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS               AMOUNT
    AVAILABLE THROUGH            (000'S)

          2009                  $109,823
          2010                   104,708
          2011                    49,074
          2012                    60,521
---------------------------------------------
                                $324,126
---------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $445,876 and $718,681, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $119,986,926. The Fund received $124,374,602 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors.

 20   MainStay Capital Appreciation Fund

Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    YEAR ENDED
                                 OCTOBER 31, 2004
                       CLASS A  CLASS B  CLASS C  CLASS I*
Shares sold              2,191    2,931       50      --(a)
Shares issued in
  reinvestment of
  dividends and
  distributions             --       --       --         --
-----------------------------------------------------------
                         2,191    2,931       50      --(a)
Shares redeemed        (4,620)  (8,975)    (117)         --
-----------------------------------------------------------
Net increase
  (decrease)           (2,429)  (6,044)     (67)      --(a)
-----------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,545    3,603       42
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  3,545    3,603       42
Shares redeemed                 (3,569)  (7,609)     (94)
---------------------------------------------------------
Net decrease                       (24)  (4,006)     (52)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       4,496    4,679       65
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  4,496    4,679       65
Shares redeemed                 (5,623)  (14,004)   (185)
---------------------------------------------------------
Net decrease                    (1,127)  (9,325)    (120)
---------------------------------------------------------

(a) Less than one-thousand.
*   First offered on January 1, 2004.
**  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 22   MainStay Capital Appreciation Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Capital Appreciation Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 26   MainStay Capital Appreciation Fund

                               [True Blank Page]

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06363         (RECYCLE LOGO)                                 MSCA11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              15
----------------------------------------------------

Notes to Financial Statements                     20

Report of Independent Registered Public
Accounting Firm                                   26
----------------------------------------------------

Trustees and Officers                             27
----------------------------------------------------

Proxy Voting Policies and Procedures              29
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        29
----------------------------------------------------

Federal Income Tax Information                    30
----------------------------------------------------

MainStay Funds                                    31

 2   MainStay Convertible Fund

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.62%  4.05%   8.10%
Excluding sales charges   4.11   5.24    8.71

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                 MAINSTAY CONVERTIBLE FUND        CSFB(TM) CONVERTIBLE SEC INDEX
                                                                 -------------------------        ------------------------------
10/31/94                                                                    9450                              10000
                                                                           10966                              11546
                                                                           12415                              13367
                                                                           14453                              15999
                                                                           13929                              15385
                                                                           16879                              19542
                                                                           21115                              24310
                                                                           18681                              19903
                                                                           17667                              17989
                                                                           20926                              23391
10/31/04                                                                   21786                              25148

  --   MainStay Convertible Fund  --   Credit Suisse First Boston
                                       Convertible Securities Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.68%  4.16%   7.96%
Excluding sales charges   3.32   4.45    7.96

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                 MAINSTAY CONVERTIBLE FUND        CSFB(TM) CONVERTIBLE SEC INDEX
                                                                 -------------------------        ------------------------------
10/31/94                                                                   10000                              10000
                                                                           11527                              11546
                                                                           12985                              13367
                                                                           15018                              15999
                                                                           14372                              15385
                                                                           17297                              19542
                                                                           21478                              24310
                                                                           18866                              19903
                                                                           17702                              17989
                                                                           20808                              23391
10/31/04                                                                   21500                              25148

  --   MainStay Convertible Fund  --   Credit Suisse First Boston
                                       Convertible Securities Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.32%  4.45%   7.96%
Excluding sales charges  3.32   4.45    7.96

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                 MAINSTAY CONVERTIBLE FUND        CSFB(TM) CONVERTIBLE SEC INDEX
                                                                 -------------------------        ------------------------------
10/31/94                                                                   10000                              10000
                                                                           11527                              11546
                                                                           12985                              13367
                                                                           15018                              15999
                                                                           14372                              15385
                                                                           17297                              19542
                                                                           21478                              24310
                                                                           18866                              19903
                                                                           17702                              17989
                                                                           20808                              23391
10/31/04                                                                   21500                              25148

  --   MainStay Convertible Fund  --   Credit Suisse First Boston
                                       Convertible Securities Index

                                                             ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                        YEAR    YEARS    YEARS

Credit Suisse First Boston(TM) Convertible Securities
Index(1)                                                     7.51%    5.17%    9.66%
Average Lipper convertible securities fund(2)                7.24     5.00     9.16

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (5/1/86) through 12/3/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

1. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size greater than $100 million. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00      $993.80        $ 6.72      $1,018.30       $ 6.80
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00      $990.05        $10.45      $1,014.55       $10.58
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00      $990.05        $10.45      $1,014.55       $10.58
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                73.60%
Short-Term Investments                                                           21.60%
Convertible Preferred Stocks                                                     12.80%
Common Stocks                                                                     8.50%
Corporate Bonds                                                                   1.00%
Liabilities in Excess of Cash and Other Assets                                  -17.50%

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger Ltd. 1.50%, due 6/1/23
 2.  Pride International, Inc. 2.50%, due 3/1/07
 3.  Tyco International Group S.A. 2.75%, due 1/15/18
 4.  Cooper Cameron Corp. 1.50%, due 5/15/24
 5.  Whole Foods Market, Inc. (zero coupon), due
     3/2/18
 6. Lehman Brothers Holdings, Inc. Series HAL 0.25%, due 9/25/10
 7.  Teva Pharmaceutical Industries Ltd. 0.375%, due
     11/15/22
 8.  BJ Services Co. 0.3954%, due 4/24/22
 9. Lehman Brothers Holdings, Inc. Series TXU 1.00%, due 11/3/11
10. Lehman Brothers Holdings, Inc. Series IP 0.25%, due 5/8/10

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests primarily in convertible securities and may spread investments across various types of securities issued by a variety of companies and industries. The Fund invests in high-yield securities and may invest a portion of its assets in nonconvertible debt securities, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents. In implementing these strategies, attention may be given to the anticipated return of the underlying common stock and the credit risk and projected interest return of fixed-income securities. The premium for the convertible security relative to the underlying common stock may also be considered. Securities may be sold if economic, financial, credit, interest return, or other considerations lead us to believe that the security will not contribute to meeting the Fund's investment objective.

WHAT MAJOR FACTORS INFLUENCED THE MARKET FOR CONVERTIBLE BONDS DURING THE 12-MONTH REPORTING PERIOD?

Convertible bonds are hybrid instruments whose performance is derived from the performance of the related equity and fixed-income markets. For the 12 months ended October 31, 2004, the equity market, as measured by the S&P 500 Index(1) rose 9.42%. Over the same period, the corporate bond market, as measured by the Lehman Brothers Investment Grade Index,(2) rose 6.59%, and the Lehman Brothers High Yield Index(3) rose 12.32%. The positive returns in these equity and fixed-income markets drove the benchmark Credit Suisse First Boston(TM) Convertible Securities Index(4) 7.51% higher for the 12 months ended October 31, 2004. During the reporting period, convertible-bond yield spreads relative to Treasuries contracted 213 basis points, which also enhanced the performance of convertible bonds.

HOW DID THE FUND PERFORM RELATIVE TO THE CONVERTIBLE MARKET AS A WHOLE?

Many of the best-performing names in the convertible market were speculative issues such as Nortel, Yahoo!, Sepracor, Elan Pharmaceuticals, and Lucent. These issues tend to offer unattractive equity-type risk/reward profiles, which include full participation in the upside potential as well as full participation on the downside. Since we tend to avoid securities with this profile, the Fund underperformed the market as measured by the Credit Suisse First Boston(TM) Convertible Securities Index. We prefer to invest in securities that may offer substantial participation in the upside potential of the underlying common stock with only moderate participation on the downside.

WHAT KEY FACTORS INFLUENCED FUND MANAGEMENT DECISIONS DURING THE REPORTING
PERIOD?

Two important factors were our outlook for specific industry groups and our expectation that interest rates were likely to move higher. We structured the portfolio so that any upward movement in interest rates would have a minimal impact on the performance of the convertible bonds held by the Fund. We focused on securities that were more sensitive to stock movements than to interest rates. We also sought to reduce interest-rate sensitivity with bonds that have relatively short-term maturities, floating-rate structures, put features, or a combination of these characteristics.

HOW DID YOUR INDUSTRY OUTLOOK AFFECT THE FUND'S PERFORMANCE?

During the reporting period, we significantly overweighted the Fund's portfolio in energy-related names, particularly in the energy equipment and services industry. Companies in this industry have been indirect beneficiaries of high energy prices as companies such as ExxonMobil have increased spending on equipment and services. The Fund's overweighted position in the energy sector enhanced Fund performance.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Lehman Brothers(R) Investment Grade Index is an unmanaged index that is considered to be generally representative of the investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Lehman Brothers(R) High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. See footnote on page 4 for more information on the Credit Suisse First Boston(TM) Convertible Securities Index.

 6   MainStay Convertible Fund

Our unfavorable outlook for information technology led us to underweight this sector. Unfortunately, the Fund maintained a market weighting in semiconductor companies that provided weak performance. The Fund was also underweighted in Internet companies, such as Yahoo!, which performed quite well.

We sold nearly all of the Fund's airline holdings on the belief that fuel prices will remain high for the foreseeable future. We see downside potential in the industry's financial duress, overcapacity, high labor costs, and low barriers to entry. Although airline bonds generally underperformed, they improved slightly when oil prices moved back from their recent high levels.

WHICH OF THE FUND'S SECURITIES WERE STRONG PERFORMERS DURING THE REPORTING
PERIOD?

The Fund's single-best performer in absolute dollar gain was oil services company Halliburton. The Fund owned a combination of convertible bonds and common stock in the company. The shares significantly outperformed the market as Halliburton's oil services and equipment business revenue and profits exceeded analyst's expectations. While spending increased on oil equipment and services, Halliburton appears to have successfully negotiated a settlement in an asbestos law suit. The settlement should allow the company to once again focus on its core oil-equipment business.

The Fund's second-best performer was Tyco International. Now under a new management team, the company has improved its profitability and cash flow. In just one year, the company has gone from being overly leveraged to generating significant free cash flow, which Tyco has used to retire debt and decrease interest expense.

WERE THERE OTHER SOLID PERFORMERS?

Yes. Devon Energy, an exploration and production company, was a beneficiary of higher energy prices. The company increased production to capitalize on the trend. Transocean, which owns and leases offshore drilling rigs, saw expectations improve when the company found customers willing to pay higher day rates to lease Transocean's equipment. Fisher Scientific shares rose when the company increased its earnings forecast after several acquisitions during the year. Box manufacturer Smurfit-Stone Container saw its shares advance when demand increased and the dollar's decline gave the company an advantage over foreign competitors. Mandalay Resorts convertible bonds and shares performed well when the company's newest hotel property, THE HOTEL, opened with high occupancy rates. The company's share price climbed when Mandalay Resorts accepted a takeover offer from MGM Mirage.

WHICH SECURITIES DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Teva Pharmaceutical took the greatest toll on the Fund's performance in absolute dollar terms. The generic drug company's shares lost nearly nine percent of their value over the 12-month period, despite successive earnings reports that handily beat analysts' expectations. Teva was hurt by new competition and concern about price erosion and disappointing earnings among competitors, even though evidence of a problem at Teva Pharmaceutical has yet to emerge.

The second-worst performer during the 12-month period was Calpine, whose shares and convertible bonds declined significantly when the company's electric-power business was hurt by mild summer weather. Merck's common stock declined when Vioxx was withdrawn from the market and law suits about the drug's side effects became a concern. Cypress Semiconductor's shares fell when slowing sales and rising inventories led to earnings disappointments.

WERE THERE OTHER WEAK PERFORMERS?

Yes. Delta Airlines and Alaska Air were both hurt by the rise in fuel costs and by overcapacity in the airline industry that has forced carriers to continue lowering prices to maintain passenger traffic.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

The disposal of nearly all of the Fund's airline holdings was certainly significant. We sold the Fund's positions in ASE Test and Beverly when the shares reached their respective price targets and the stocks appeared to be fully valued. Masco and Cendant were sold because Masco's home improvement business and Cendant's real estate brokerage units, Century 21 and Coldwell Banker, might suffer if interest rates rise substantially. We sold the Fund's position in Mandalay Resorts when the takeover offer from MGM Mirage pushed the stock to a level where we felt there was little remaining upside potential.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We made several significant purchases for the Fund during the first six months of 2004. We purchased Schlumberger, the world's largest provider of oilfield services and equipment, to take advantage of higher

                                                     www.mainstayfunds.com     7
spending by exploration and production companies such as ExxonMobil and British Petroleum. We purchased convertible bonds of Whole Foods Markets, a rapidly growing retailer of organic produce and grocery items. As more Americans look to improve their diets, Whole Foods is likely to see earnings continue to improve. New stores and increasing sales-per-store are driving earnings increases. Goodyear Tire is exiting unprofitable markets, such as original equipment tires, and is cutting costs and improving its position in the more profitable replacement-tire market. We believe the company's shares will move higher as the market becomes aware of this turnaround story. We also added to the Fund's position in industrial conglomerate Tyco International, which has seen its bottom line improve as sales growth, cost cutting, and deleveraging have all helped strengthen earnings. We also added to the Fund's small position in Sirius Satellite Radio. With the signing of radio personality Howard Stern, Sirius lifted its profile and increased demand for it satellite-radio service. We added to the Fund's position in TXU. Under new management, the company has significantly cut costs and has benefited from higher power prices in Texas, the company's primary market for electric-utility services.

HOW HAVE THE FUND'S WEIGHTINGS CHANGED?

The Fund's benchmark is the CSFB Convertible Securities Index. As of October 31, 2004, the Fund was significantly overweighted relative to the benchmark in energy (including oil service companies and exploration and production companies). The Fund's information technology holdings were significantly underweighted relative to the Index. The Fund was also overweighted relative to the CSFB Convertible Securities Index in utilities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We remain cautiously optimistic. Following the undisputed conclusion of the Presidential election, we believe that in the absence of any major domestic terrorism, the equity markets have room to rally from their relative tranquility. A successful conclusion to the fighting in Iraq would add to this bullish sentiment. Several factors, however, might offset this positive outlook. Energy prices remain high by recent historical standards. The American consumer carries significant debt and access to additional credit might be jeopardized if the real-estate market levels off or declines. On the other hand, the equity markets are not overly enthusiastic and may move higher in the absence of major negative economic or political news.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (86.4%)+
------------------------------------------------------------------------------

CONVERTIBLE BONDS (73.6%)
------------------------------------------------------------------------------
AUTO COMPONENTS (1.5%)
Goodyear Tire & Rubber Co. (The)
  4.00%, due 6/15/34 (c)                            $ 7,585,000   $  8,286,612
                                                                  ------------
BIOTECHNOLOGY (1.2%)
Cell Genesys, Inc.
  3.125%, due 11/1/11 (c)(e)                          1,055,000      1,056,318
Invitrogen Corp.
  1.50%, due 2/15/24 (e)                              6,375,000      5,745,469
                                                                  ------------
                                                                     6,801,787
                                                                  ------------
CAPITAL MARKETS (5.2%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21 (f)                       3,650,000      3,823,375
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11                                  6,600,000      5,874,000
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (f)                      2,500,000      2,517,175
  Series DOW (Dow Chemical Co.)
  0.25%, due 5/17/10 (g)                              3,940,000      4,910,225
Morgan Stanley & Co.
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 1/30/11 (g)                              6,325,000      6,135,250
  Series JPM (J.P. Morgan Chase & Co.)
  0.30%, due 7/30/11 (g)                              5,675,000      5,504,750
                                                                  ------------
                                                                    28,764,775
                                                                  ------------
COMMERCIAL BANKS (1.0%)
Wells Fargo & Co.
  1.4438%, due 5/1/33 (d)                             5,345,000      5,318,275
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
Waste Connections, Inc.
  2.1938%, due 5/1/22 (d)                             5,295,000      6,013,532
                                                                  ------------
COMMUNICATIONS EQUIPMENT (1.9%)
Avaya, Inc.
  (zero coupon), due 10/31/21 (f)                     3,590,000      2,041,813
Brocade Communications Systems, Inc.
  2.00%, due 1/1/07                                   2,445,000      2,301,356

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
CIENA Corp.
  3.75%, due 2/1/08                                 $ 3,035,000   $  2,534,225
Extreme Networks, Inc.
  3.50%, due 12/1/06                                  2,260,000      2,228,925
Lucent Technologies, Inc.
  Series B
  2.75%, due 6/15/25                                  1,050,000      1,475,250
                                                                  ------------
                                                                    10,581,569
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (h)                             9,147,056      1,234,852
CoreComm Ltd.
  6.00%, due 10/1/06 (h)(i)                           1,500,000         37,500
                                                                  ------------
                                                                     1,272,352
                                                                  ------------
ELECTRIC UTILITIES (0.6%)
PG&E Corp.
  9.50%, due 6/30/10                                  1,185,000      3,073,594
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc.
  3.00%, due 12/1/21 (e)                              3,115,000      3,157,831
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (17.5%)
V BJ Services Co.
  0.3954%, due 4/24/22 (e)                           16,525,000     14,273,469
V Cooper Cameron Corp.
  1.50%, due 5/15/24 (e)                             16,055,000     16,436,306
Halliburton Co.
  3.125%, due 7/15/23                                 5,225,000      6,296,125
V Lehman Brothers Holdings, Inc.
  Series HAL (Halliburton Co.)
  0.25%, due 9/25/10 (g)                             11,530,000     15,435,788
V Pride International, Inc.
  2.50%, due 3/1/07 (e)                              17,007,500     20,260,184
V Schlumberger Ltd.
  Series A
  1.50%, due 6/1/23 (e)                              22,490,000     24,176,750
                                                                  ------------
                                                                    96,878,622
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (4.8%)
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (f)                    $27,180,000   $  9,139,275
V Whole Foods Market, Inc.
  (zero coupon), due 3/2/18                          18,415,000     16,044,069
Wild Oats Markets, Inc.
  3.25%, due 5/15/34 (c)                              1,625,000      1,310,156
                                                                  ------------
                                                                    26,493,500
                                                                  ------------
FOOD PRODUCTS (0.4%)
General Mills, Inc.
  (zero coupon), due 10/28/22                         2,850,000      2,005,687
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.5%)
ALZA Corp.
  (zero coupon), due 7/28/20                          7,025,000      5,672,688
Fisher Scientific International, Inc.
  2.50%, due 10/1/23 (e)                              3,315,000      4,694,869
  3.25%, due 3/1/24 (e)                               1,555,000      1,685,231
Medtronic, Inc.
  1.25%, due 9/15/21                                  6,935,000      7,091,038
                                                                  ------------
                                                                    19,143,826
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
Quest Diagnostics, Inc.
  1.75%, due 11/30/21 (e)                             5,475,000      5,639,250
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (2.5%)
Brinker International, Inc.
  (zero coupon), due 10/10/21 (e)                    10,620,000      6,929,550
International Game Technology
  (zero coupon), due 1/29/33                          8,859,000      6,655,324
                                                                  ------------
                                                                    13,584,874
                                                                  ------------
HOUSEHOLD PRODUCTS (0.9%)
Merrill Lynch & Co., Inc.
  Series PG (Proctor & Gamble Co., The)
  0.40%, due 4/15/10 (c)(g)                           4,520,000      4,751,650
                                                                  ------------

INDUSTRIAL CONGLOMERATES (3.8%)
V Tyco International Group S.A.
  Series A
  2.75%, due 1/15/18 (e)(j)                          13,600,000     19,261,000
  Series B
  3.125%, due 1/15/23 (j)                             1,200,000      1,807,500
                                                                  ------------
                                                                    21,068,500
                                                                  ------------
INSURANCE (0.6%)
Aon Corp.
  3.50%, due 11/15/12                                 3,150,000      3,630,375
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
IT SERVICES (0.8%)
DST Systems, Inc.
  4.125%, due 8/15/23 (e)                           $ 3,550,000   $  4,295,500
                                                                  ------------

MACHINERY (1.5%)
Navistar Financial Corp.
  4.75%, due 4/1/09                                   6,970,000      6,787,037
Wabash National Corp.
  3.25%, due 8/1/08                                     945,000      1,391,513
                                                                  ------------
                                                                     8,178,550
                                                                  ------------
MEDIA (4.5%)
Lamar Advertising Co.
  2.875%, due 12/31/10 (e)                            2,970,000      3,215,025
Lehman Brothers Holdings, Inc.
  Series VIA (Viacom, Inc.)
  0.25%, due 9/30/10 (g)                              5,685,000      5,215,988
Liberty Media Corp.
  0.75%, due 3/30/23                                  2,460,000      2,675,250
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09 (c)(e)                             890,000      1,040,187
  2.50%, due 2/15/09                                  6,630,000      7,748,813
Walt Disney Co. (The)
  2.125%, due 4/15/23 (e)                             4,470,000      4,805,250
                                                                  ------------
                                                                    24,700,513
                                                                  ------------
METALS & MINING (0.7%)
Freeport-McMoRan Copper & Gold, Inc.
  7.00%, due 2/11/11                                  1,630,000      2,369,612
GrafTech International Ltd.
  1.625%, due 1/15/24 (e)                             1,835,000      1,683,613
                                                                  ------------
                                                                     4,053,225
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.4%)
Calpine Corp.
  4.75%, due 11/15/23 (c)                             4,685,000      2,816,856
Reliant Energy, Inc.
  5.00%, due 8/15/10 (e)                              3,470,000      4,706,188
                                                                  ------------
                                                                     7,523,044
                                                                  ------------
OIL & GAS (0.8%)
Citigroup Global Markets Holdings, Inc.
  Series XOI (American Stock Exchange Oil Index)
  0.25%, due 2/18/10 (g)                              3,115,000      4,525,472
                                                                  ------------

 10   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (3.5%)
International Paper Co.
  (zero coupon), due 6/20/21 (e)                    $ 6,705,000   $  3,721,275
V Lehman Brothers Holdings, Inc.
  Series IP (International Paper Co.)
  0.25%, due 5/8/10 (g)                              10,540,000     10,790,325
Merrill Lynch & Co., Inc.
  Series MWV (MeadWesvaco Corp.)
  0.25%, due 7/28/10 (g)                              4,185,000      4,797,056
                                                                  ------------
                                                                    19,308,656
                                                                  ------------
PHARMACEUTICALS (3.2%)
Elan Capital Corp. Ltd.
  6.50%, due 11/10/08                                   710,000      2,595,050
V Teva Pharmaceutical Industries Ltd.
  0.375%, due 11/15/22                               11,810,000     15,190,612
                                                                  ------------
                                                                    17,785,662
                                                                  ------------
ROAD & RAIL (0.6%)
Goldman Sachs Group, Inc. (The)
  Series BNI (Burlington Santa Fe Corp.)
  1.00%, due 10/30/07 (g)                             2,600,000      3,311,750
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Advanced Micro Devices, Inc.
  4.75%, due 2/1/22 (e)                               2,850,000      2,935,500
Cymer, Inc.
  3.50%, due 2/15/09                                  2,625,000      2,602,031
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  4,610,000      4,661,863
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08 (e)                              5,655,000      5,683,275
Skyworks Solutions, Inc.
  4.75%, due 11/15/07 (e)                             3,675,000      4,382,438
Vitesse Semiconductor Corp.
  1.50%, due 10/1/24 (c)                              1,675,000      1,698,031
                                                                  ------------
                                                                    21,963,138
                                                                  ------------
SOFTWARE (1.3%)
Computer Associates International, Inc.
  1.625%, due 12/15/09 (e)                            1,975,000      2,997,062
Symantec Corp.
  3.00%, due 11/1/06                                  1,290,000      4,310,213
                                                                  ------------
                                                                     7,307,275
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION INFRASTRUCTURE (1.0%)
Morgan Stanley & Co.
  Series CNI (Canadian National Railway Co.)
  (zero coupon), due 5/30/10 (g)                    $ 4,050,000   $  5,756,062
                                                                  ------------

UTILITIES-ELECTRIC & GAS (2.0%)
V Lehman Brothers Holdings, Inc.
  Series TXU (The TXU Corp.)
  1.00%, due 11/3/11 (g)                             11,025,000     11,107,687
                                                                  ------------
Total Convertible Bonds
  (Cost $400,131,195)                                              406,283,145
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (12.8%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
Northrop Grumman Corp.
  7.25% (k)                                              36,340      3,721,579
                                                                  ------------
AIRLINES (0.2%)
Continental Air Finance Trust II
  6.00%                                                  62,800      1,287,400
                                                                  ------------

AUTOMOBILES (1.1%)
Ford Motor Co. Captital Trust II
  6.50%                                                 121,000      6,048,790
                                                                  ------------

CAPITAL MARKETS (1.2%)
Gabelli Asset Management, Inc.
  6.95% (l)                                              67,000      1,725,250
Lehman Brothers Holdings, Inc.
  6.25%, Series GIS                                     198,100      4,966,367
                                                                  ------------
                                                                     6,691,617
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Lucent Technologies Capital Trust I
  7.75%                                                   1,642      1,924,227
                                                                  ------------

ELECTRIC UTILITIES (1.2%)
Dominion Resources, Inc.
  9.50% (r)                                              41,600      2,233,088
FPL Group, Inc.
  8.00% (m)                                              78,800      4,471,900
                                                                  ------------
                                                                     6,704,988
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (1.5%)
Hartford Financial Services Group, Inc. (The)
  7.00% (q)                                              53,900   $  3,092,243
Prudential Financial, Inc.
  6.75%                                                  73,220      5,053,645
                                                                  ------------
                                                                     8,145,888
                                                                  ------------
MACHINERY (0.9%)
Cummins Capital Trust I
  7.00%                                                  63,780      4,895,115
                                                                  ------------
MEDIA (0.5%)
Interpublic Group of Cos., Inc. (The)
  5.375%, Series A (e)                                   56,400      2,616,960
                                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp.
  9.00% (e)(o)                                           57,400      1,676,080
                                                                  ------------
OFFICE ELECTRONICS (0.4%)
Xerox Corp.
  6.25%                                                  16,100      2,127,937
                                                                  ------------

OIL & GAS (1.4%)
Amerada Hess Corp.
  7.00%                                                  46,000      3,369,500
Chesapeake Energy Corp.
  5.00%                                                  19,100      2,229,925
  6.00%                                                  22,600      1,885,518
                                                                  ------------
                                                                     7,484,943
                                                                  ------------
SPECIALTY RETAIL (0.8%)
Boise Cascade Corp.
  7.50%                                                  96,670      4,533,823
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (2.0%)
PMI Group, Inc. (The)
  5.875% (n)                                            221,500      5,537,500
Sovereign Capital Trust IV
  4.375%                                                 62,000      2,952,750
Washington Mutual, Inc.
  5.375% (p)                                             51,000      2,714,628
                                                                  ------------
                                                                    11,204,878
                                                                  ------------


                                                         SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc.                               3,370   $  1,869,086
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $68,253,464)                                                70,933,311
                                                                  ------------
Total Convertible Securities
  (Cost $468,384,659)                                              477,216,456
                                                                  ------------

COMMON STOCKS (8.5%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.0%)
Bank of New York Co., Inc. (The)                        103,900      3,372,594
S&P 500 Depository Receipt(s)                            19,200      2,173,440
                                                                  ------------
                                                                     5,546,034
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc.                                           52,600        907,876
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup, Inc.                                          87,670      3,889,918
JPMorgan Chase & Co.                                     55,440      2,139,984
                                                                  ------------
                                                                     6,029,902
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (3.5%)
Cooper Cameron Corp. (a)                                 65,700      3,176,595
Diamond Offshore Drilling, Inc. (e)                      27,700        936,260
Grant Prideco, Inc. (a)                                  94,000      1,932,640
Input/Output, Inc. (a)(e)                               171,900      1,201,581
Rowan Cos., Inc. (a)                                    182,100      4,649,013
Tidewater, Inc.                                          62,700      1,939,311
Transocean, Inc. (a)                                    152,800      5,386,200
                                                                  ------------
                                                                    19,221,600
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%)(B)
FHC Delaware, Inc. (a)(i)                                54,216            542
                                                                  ------------

MEDIA (0.3%)
Time Warner, Inc.(a)                                     58,700        976,768
XM Satellite Radio Holdings, Inc.
  Class A (a)                                            22,200        717,504
                                                                  ------------
                                                                     1,694,272
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
AES Corp. (The) (a)                                      92,800      1,011,520
                                                                  ------------

PHARMACEUTICALS (1.6%)
Merck & Co., Inc.                                       122,700      3,841,737
Pfizer, Inc.                                            174,100      5,040,195
                                                                  ------------
                                                                     8,881,932
                                                                  ------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SOFTWARE (0.7%)
Microsoft Corp.                                         130,300   $  3,647,097
                                                                  ------------
Total Common Stocks
  (Cost $44,240,138)                                                46,940,775
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
CORPORATE BOND (1.0%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (1.0%)
Genzyme Corp.
  1.25%, due 12/1/23                                $ 5,295,000      5,500,181
                                                                  ------------
Total Corporate Bond
  (Cost $5,325,138)                                                  5,500,181
                                                                  ------------
SHORT-TERM INVESTMENTS (21.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.1%)
American Express Credit Corp.
  1.80%, due 11/18/04                                 7,000,000      6,994,048
SBC Communications, Inc.
  1.85%, due 11/3/04                                  5,835,000      5,834,400
Starbird Funding
  2.0851%, due 3/14/05 (t)                           10,000,000      9,925,003
                                                                  ------------
Total Commercial Paper
  (Cost $22,753,451)                                                22,753,451
                                                                  ------------
                                                         SHARES
INVESTMENT COMPANY (1.6%)
AIM Institutional Funds Group (t)                     8,668,055      8,668,055
                                                                  ------------
Total Investment Company
  (Cost $8,668,055)                                                  8,668,055
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
MASTER NOTE (3.8%)
Banc of America Securities 1.9549%, due 11/1/04
  (t)                                               $20,817,000     20,817,000
                                                                  ------------
Total Master Note
  (Cost $20,817,000)                                                20,817,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENTS (12.1%)
CS First Boston LLC
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $22,910,974 (t)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $22,971,074 and a
  Market Value of $23,365,972)                      $22,907,000   $ 22,907,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $18,857,024 (t)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $37,566,138 and a
  Market Value of $19,446254)                        18,854,000     18,854,000
Merrill Lynch & Co., Inc.
  1.9549%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $10,239,668 (t)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $10,124,410 and a
  Market Value of $10,750,254)                       10,238,000     10,238,000
Morgan Stanley & Co.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $15,002,406 (t)
  (Collateralized by Various
  Bonds with a Principal
  Amount of $22,886,712 and a
  Market Value of $15,777,983)                       15,000,000     15,000,000
                                                                  ------------
Total Repurchase Agreements
  (Cost $66,999,000)                                                66,999,000
                                                                  ------------
Total Short-Term Investments
  (Cost $119,237,506)                                              119,237,506
                                                                  ------------
Total Investments
  (Cost $637,187,441) (u)                                 117.5%   648,894,918(v)
Liabilities in Excess of
  Cash and Other Assets                                   (17.5)   (96,512,065)
                                                    -----------   ------------
Net Assets                                                100.0%  $552,382,853
                                                    ===========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(e) Represents a security, or a portion thereof, which is out on loan.
(f) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(h)  Issuer in default.
(i) Fair valued security. The total market value of these securities at October 31, 2004 is $38,042, less than 0.1% of the Fund's net assets.
(j) Yankee Bond -- Dollar denominated bonds issued in the United States by foreign banks and corporations.
(k) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(l) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $25.00 by February 17, 2005.
(m) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(n) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $25.00 by November 15, 2006.
(o) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2005.
(p) Equity Units -- each unit reflects 1 share of preferred security of Washington Mutual plus 1 warrant to buy
     1.2081 shares of Washington Mutual common shares at $50.00 by May 3, 2041.
(q) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(r)  PIES Units (Premium Income Equity Security
     Units) -- each unit reflects a Senior note plus 1 purchase contract to acquire shares of common stock at $50.00 by November 16, 2004.
(s) Exchange Traded Fund -- Represents a basket of securities that are traded on an exchange.
(t) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(u) The cost for federal income tax purposes is $638,888,461.
(v)  At October 31, 2004 net unrealized appreciation was
     $10,006,457, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $41,074,447 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $31,067,990.

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $637,187,441) including
  $94,751,864 market value of securities
  loaned                                        $648,894,918
Deposits with brokers for securities loaned            2,068
Cash                                                   6,385
Receivables:
  Investment securities sold                      20,900,050
  Dividends and interest                           2,017,472
  Fund shares sold                                    94,594
Other assets                                          25,512
                                                ------------
    Total assets                                 671,940,999
                                                ------------
LIABILITIES:
Securities lending collateral                    106,411,125
Payables:
  Investment securities purchased                 11,025,000
  Fund shares redeemed                               983,942
  NYLIFE Distributors                                411,225
  Manager                                            320,747
  Transfer agent                                     287,057
  Custodian                                           10,925
  Trustees                                             7,823
Accrued expenses                                     100,302
                                                ------------
    Total liabilities                            119,558,146
                                                ------------
Net assets                                      $552,382,853
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     78,532
  Class B                                            355,333
  Class C                                             22,328
Additional paid-in capital                       627,728,485
Accumulated distributions in excess of net
  investment income                                 (210,509)
Accumulated net realized loss on investments     (87,298,793)
Net unrealized appreciation on investments        11,707,477
                                                ------------
Net assets                                      $552,382,853
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 95,015,420
                                                ============
Shares of beneficial interest outstanding          7,853,228
                                                ============
Net asset value per share outstanding           $      12.10
Maximum sales charge (5.50% of offering price)          0.70
                                                ------------
Maximum offering price per share outstanding    $      12.80
                                                ============
CLASS B
Net assets applicable to outstanding shares     $430,326,385
                                                ============
Shares of beneficial interest outstanding         35,533,259
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.11
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 27,041,048
                                                ============
Shares of beneficial interest outstanding          2,232,844
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.11
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  7,625,268
  Interest                                         7,325,796
  Income from securities loaned -- net               266,812
                                                ------------
    Total income                                  15,217,876
                                                ------------
EXPENSES:
  Manager                                          4,224,831
  Distribution -- Class B                          3,496,207
  Distribution -- Class C                            219,766
  Transfer agent                                   1,774,301
  Service -- Class A                                 244,632
  Service -- Class B                               1,165,227
  Service -- Class C                                  73,287
  Shareholder communication                          157,811
  Professional                                        98,859
  Recordkeeping                                       85,991
  Custodian                                           67,831
  Registration                                        46,779
  Trustees                                            43,095
  Miscellaneous                                       38,900
                                                ------------
    Total expenses before waiver                  11,737,517
  Fees waived by manager and subadvisor              (70,554)
                                                ------------
    Net expenses                                  11,666,963
                                                ------------
Net investment income                              3,550,913
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                  34,244,695
Net change in unrealized appreciation on
  investments                                    (17,030,732)
                                                ------------
Net realized and unrealized gain on
  investments                                     17,213,963
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 20,764,876
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $2,618.

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income     $   3,550,913   $  5,451,165   $   9,477,915
 Net realized gain (loss)
  on investments, written
  option and foreign
  currency transactions       34,244,695       (441,110)    (55,144,731)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions      (17,030,732)    71,944,969     (14,537,718)
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             20,764,876     76,955,024     (60,204,534)
                           --------------------------------------------

 Dividends to shareholders:
 From net investment
  income:
   Class A                    (1,319,769)    (1,076,883)     (1,580,733)
   Class B                    (2,780,272)    (3,667,253)     (7,311,178)
   Class C                      (173,958)      (167,186)       (219,203)
                           --------------------------------------------
 Total dividends to
  shareholders                (4,273,999)    (4,911,322)     (9,111,114)
                           --------------------------------------------

 Capital share transactions:
 Net proceeds from sale
  of shares:
   Class A                    33,706,889     39,188,090      20,051,677
   Class B                    28,550,484     33,718,114      35,369,125
   Class C                     9,747,429     11,579,475       8,131,432
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                     1,139,095        949,687       1,400,688
   Class B                     2,561,103      3,317,307       6,557,319
   Class C                       119,314        115,178         144,085
                           --------------------------------------------
                              75,824,314     88,867,851      71,654,326
 Cost of shares redeemed:
   Class A                   (31,970,061)   (27,482,132)    (20,648,134)
   Class B                   (84,733,276)   (62,229,667)   (107,229,635)
   Class C                    (9,608,010)    (3,553,098)     (4,540,979)
                           --------------------------------------------
                            (126,311,347)   (93,264,897)   (132,418,748)
    Decrease in net
     assets derived from
     capital share
     transactions            (50,487,033)    (4,397,046)    (60,764,422)
                           --------------------------------------------
    Net increase
     (decrease) in net
     assets                  (33,996,156)    67,646,656    (130,080,070)

                                    2004          2003*            2002

NET ASSETS:
Beginning of period        $ 586,379,009   $518,732,353   $ 648,812,423
                           --------------------------------------------
End of period              $ 552,382,853   $586,379,009   $ 518,732,353
                           ============================================
Accumulated undistributed
 net investment income
 (distributions in excess
 of net investment
 income) at end of period  $    (210,509)  $    396,820   $    (225,242)
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 11.78       $ 10.31     $ 11.58    $ 12.45    $ 14.53    $ 12.49
                                              -------       -------     -------    -------    -------    -------
Net investment income                            0.15          0.16        0.25       0.36(d)    0.56       0.55
Net realized and unrealized gain (loss) on
  investments                                    0.34          1.46       (1.27)     (0.87)(d)    0.42      3.55
Net realized and unrealized gain (loss) on
  foreign currency transactions                    --            --       (0.00)(b)    0.00(b)    0.01     (0.00)(b)
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 0.49          1.62       (1.02)     (0.51)      0.99       4.10
                                              -------       -------     -------    -------    -------    -------
Less dividends and distributions:
  From net investment income                    (0.17)        (0.15)      (0.25)     (0.36)     (0.57)     (0.52)
  From net realized gain on investments            --            --          --         --      (2.50)     (1.54)
                                              -------       -------     -------    -------    -------    -------
Total dividends and distributions               (0.17)        (0.15)      (0.25)     (0.36)     (3.07)     (2.06)
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 12.10       $ 11.78     $ 10.31    $ 11.58    $ 12.45    $ 14.53
                                              =======       =======     =======    =======    =======    =======
Total investment return (a)                      4.11%        15.86%(c)   (8.88%)    (4.01%)     7.24%     33.91%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        1.22%         1.85%+      2.30%      2.97%(d)    3.63%     3.84%
    Net Expenses                                 1.34%         1.38%+      1.37%      1.29%      1.24%      1.29%
    Expenses (before waiver)                     1.35%         1.38%+      1.37%      1.29%      1.24%      1.29%
Portfolio turnover rate                            96%           73%         94%       175%       245%       374%
Net assets at end of period (in 000's)        $95,015       $89,751     $66,871    $74,317    $70,915    $46,254

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 11.79       $ 10.33     $ 11.59    $ 12.46     $14.53     $12.49
                                              -------       -------     -------    -------     ------     ------
Net investment income                            0.06          0.10        0.17       0.27(d)    0.45       0.44
Net realized and unrealized gain (loss) on
  investments                                    0.33          1.45       (1.27)     (0.87)(d)    0.43      3.55
Net realized and unrealized gain (loss) on
  foreign currency transactions                    --            --       (0.00)(b)    0.00(b)    0.01     (0.00)(b)
                                              -------       -------     -------    -------     ------     ------
Total from investment operations                 0.39          1.55       (1.10)     (0.60)      0.89       3.99
                                              -------       -------     -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                    (0.07)        (0.09)      (0.16)     (0.27)     (0.46)     (0.41)
  From net realized gain on investments            --            --          --         --      (2.50)     (1.54)
                                              -------       -------     -------    -------     ------     ------
Total dividends and distributions               (0.07)        (0.09)      (0.16)     (0.27)     (2.96)     (1.95)
                                              -------       -------     -------    -------     ------     ------
Net asset value at end of period              $ 12.11       $ 11.79     $ 10.33    $ 11.59     $12.46     $14.53
                                              =======       =======     =======    =======     ======     ======
Total investment return (a)                      3.32%        15.09%(c)   (9.50%)    (4.76%)     6.51%     32.90%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.47%         1.10%+      1.55%      2.22%(d)    2.88%     3.09%
    Net Expenses                                 2.09%         2.13%+      2.12%      2.04%      1.99%      2.04%
    Expenses (before waiver)                     2.10%         2.13%+      2.12%      2.04%      1.99%      2.04%
Portfolio turnover rate                            96%           73%         94%       175%       245%       374%
Net assets at end of period (in 000's)        $27,041       $26,079     $15,289    $13,241     $7,946     $1,329

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income                                ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses           0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                        (0.07%)       (0.07%)       (0.07%)

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                  JANUARY 1,
                     2003                                CLASS B
    YEAR ENDED      THROUGH         -------------------------------------------------
    OCTOBER 31,   OCTOBER 31,                    YEAR ENDED DECEMBER 31,
       2004          2003*            2002           2001           2000       1999
     $  11.79      $  10.33         $  11.59       $  12.46       $  14.53   $  12.49
     --------      --------         --------       --------       --------   --------
         0.06          0.10             0.17           0.27(d)        0.45       0.44
         0.33          1.45            (1.27)         (0.87)(d)       0.43       3.55
           --            --            (0.00)(b)       0.00(b)        0.01      (0.00)(b)
     --------      --------         --------       --------       --------   --------
         0.39          1.55            (1.10)         (0.60)          0.89       3.99
     --------      --------         --------       --------       --------   --------
        (0.07)        (0.09)           (0.16)         (0.27)         (0.46)     (0.41)
           --            --               --             --          (2.50)     (1.54)
     --------      --------         --------       --------       --------   --------
        (0.07)        (0.09)           (0.16)         (0.27)         (2.96)     (1.95)
     --------      --------         --------       --------       --------   --------
     $  12.11      $  11.79         $  10.33       $  11.59       $  12.46   $  14.53
     ========      ========         ========       ========       ========   ========
         3.32%        15.09%(c)        (9.50%)        (4.76%)         6.51%     32.90%
         0.47%         1.10%+           1.55%          2.22%(d)       2.88%      3.09%
         2.09%         2.13%+           2.12%          2.04%          1.99%      2.04%
         2.10%         2.13%+           2.12%          2.04%          1.99%      2.04%
           96%           73%              94%           175%           245%       374%
     $430,326      $470,549         $436,572       $561,254       $655,343   $658,197

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund held securities with a value of $38,042 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future

 20   MainStay Convertible Fund
date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments, and additional paid-in capital arising from

                                                    www.mainstayfunds.com     21
permanent differences; net assets at October 31, 2004, are not effected.


 ACCUMULATED
DISTRIBUTIONS   ACCUMULATED
 IN EXCESS OF   NET REALIZED
NET INVESTMENT    LOSS ON        ADDITIONAL
    INCOME      INVESTMENTS    PAID-IN CAPITAL
   $115,757       $21,728         $(137,485)
----------------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, real estate Investment trusts gain (loss), and taxable over distributions of dividends.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.05% of the Fund's average net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the

 22   MainStay Convertible Fund
expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.20%, 1.95% and 1.95% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $4,224,831 and waived $70,554 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $61,320 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,552, $286,029 and $7,162, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $1,774,301.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Convertible Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $17,477 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $85,991 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL    UNREALIZED   TOTAL ACCUMULATED
   AND OTHER LOSSES     APPRECIATION        LOSS

     $(85,597,773)       $10,006,457    $(75,591,316)
  -----------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

                                                    www.mainstayfunds.com     23

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $85,597,773 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2009                   $18,796
            2010                    61,799
            2011                     5,003
  ---------------------------------------------
                                   $85,598
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid
from
  ordinary income:      $4,273,999  $4,911,322  $9,111,114
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $551,207 and $622,868, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $94,751,864. The Fund received $106,411,125 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                      2,739     2,319      794
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     93       208       10
-----------------------------------------------------------
                                 2,832     2,527      804
-----------------------------------------------------------
Shares redeemed                 (2,599)   (6,910)    (783)
-----------------------------------------------------------
Net increase (decrease)            233    (4,383)      21
-----------------------------------------------------------

                                        JANUARY 1,
                                          THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C

Shares sold                      3,571     3,067     1,048
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     87       305        10
-----------------------------------------------------------
                                 3,658     3,372     1,058
-----------------------------------------------------------
Shares redeemed                 (2,521)   (5,728)     (326)
-----------------------------------------------------------
Net increase (decrease)          1,137    (2,356)      732
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C

Shares sold                      1,852     3,267      744
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                    131       614       14
-----------------------------------------------------------
                                 1,983     3,881      758
-----------------------------------------------------------
Shares redeemed                 (1,917)   (10,024)   (420)
-----------------------------------------------------------
Net increase (decrease)             66    (6,143)     338
-----------------------------------------------------------

*  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party

 24   MainStay Convertible Fund
to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 26   MainStay Convertible Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay Convertible Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividend received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

 30   MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     31

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06339         (RECYCLE LOGO)                                  MSC11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Equity Index Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                              17
----------------------------------------------------

Notes to Financial Statements                     21

Report of Independent Registered Public
Accounting Firm                                   25
----------------------------------------------------

Trustees and Officers                             26
----------------------------------------------------

Proxy Voting Policies and Procedures              28
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        28
----------------------------------------------------

Federal Income Tax Information                    29
----------------------------------------------------

MainStay Funds                                    30

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       5.16%  -3.61%   9.73%
Excluding sales charges  8.42   -3.02   10.06

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                 MAINSTAY EQUITY INDEX FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/31/94                                                                    9700                              10000
                                                                           12127                              12644
                                                                           14923                              15691
                                                                           19561                              20729
                                                                           23642                              25288
                                                                           29497                              31779
                                                                           31043                              33715
                                                                           23144                              25319
                                                                           19501                              21494
                                                                           23332                              25965
10/31/04                                                                   25296                              28411

  --   MainStay Equity Index Fund  --   S&P 500 Index

                                                     ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                YEAR   YEARS   YEARS

S&P 500(R) Index(1)                                  9.42%  -2.22%  11.01%
Average Lipper S&P 500 Index objective fund (2)      8.75   -2.74   10.53

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%.

1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Equity Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS                                       5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD

CLASS A SHARES(1)                                $1,000.00     $1,025.20       $4.89       $1,020.20       $4.87
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    94.0%
Cash and Other Assets (less liabilities)                                          6.0%

See Portfolio of Investments on page 8 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Wal-Mart Stores, Inc.
 6.  Pfizer, Inc.
 7.  Bank of America Corp.
 8.  Johnson & Johnson
 9.  American International Group, Inc.
10.  International Business Machines Corp.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE 12-MONTH REPORTING PERIOD?

The reporting period began amid changing investor sentiment. Concerns about the economy gave way to optimism that a sustainable recovery might be underway. Several factors helped support the economy, including the lowest interest rates seen in 45 years and a generous tax-cut package. The weaker dollar helped stimulate export activity, and low inventory levels prompted additional business investment.

Investors, however, were not able to sustain the strong stock-market gains posted in the fourth quarter of 2003. Although stocks did surge into early February 2004, the latter part of February and much of March proved troublesome for the equity market. Terrorism muted any momentum that had been building in the markets when an attack in Madrid, combined with the assassination of Hamas leader Sheik Ahmed Yasin, drove equities lower. Ongoing violence in Iraq--not only against U.S. troops but also against civilians working to rebuild Iraq's infrastructure--further troubled the financial markets. Instability in the Middle East and geopolitical difficulties in other areas continued to present obstacles for equity investors.

Caution was a market theme in the second and third quarters of 2004. Record-breaking oil prices increased the threat of inflation. Meanwhile, investors seemed preoccupied with the uncertainty surrounding the November presidential election. The Federal Open Market Committee raised the targeted federal funds rate 25 basis points three times during the reporting period--in June, August, and September. Even so, the Federal Reserve remained optimistic that the economy could weather the "soft patch" brought on by high energy prices and other forces.

WHAT WERE THE BEST-PERFORMING SUBINDUSTRIES(2) IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

On the basis of total returns alone, Internet retail (+74.49%)(3) was the best-performing subindustry for the 12 months ended October 31, 2004. Other top-performing subindustries included fertilizers & agricultural chemicals (+70.66%), oil & gas refining, marketing & transportation (+68.00%), Internet software & services (+65.63), and wireless telecommunication services (+59.51%).

The subindustries that made the greatest positive contribution to the performance of the Index, however, all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into consideration, the leading subindustry was integrated oil & gas (+38.52%), followed by industrial conglomerates (+18.38%), diversified banks (+13.99%), electrical utilities (+22.03%), and aerospace & defense (+18.56%).

WHICH SUBINDUSTRIES WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing subindustries in the index for the 12-month reporting period were IT consulting & other services (-30.86%), semiconductor equipment (-29.57%), insurance brokers (-28.61%), semiconductors (-24.29%), and airlines (-22.46%).

For the 12 months ended October 31, 2004, semiconductors (-24.29%) was the subindustry with the greatest negative impact on Index performance when weightings and total returns were both taken into account. Pharmaceuticals (-5.68%) was next, followed by semiconductor equipment (-29.57%),

Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 4 for more information on the S&P 500(R) Index.
2. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the annual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
3. Percentages reflect the total-return performance, including reinvestment of all dividends and capital gains, of the subindustries or the securities mentioned for the 12 months ended 10/31/04. Due to purchases and sales, the performance of Fund holdings may differ from that of the sub-industries or securities themselves.

 6   MainStay Equity Index Fund
hypermarkets & super centers (-5.88%), and broadcast & cable TV (-13.76%).

WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING
PERIOD?

For the 12 months ended October 31, 2004, the best-performing company in the S&P 500(R) Index on the basis of total returns alone was Autodesk (+174.03%). The second-best performer was TXU (+168.27%), followed by Apple Computer (+129.49%), Allegheny Technology (+119.74%), and Valero Energy (+101.26%).

As impressive as these returns may be, the five stocks that made the greatest positive contribution to the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the 12-month period was ExxonMobil (+34.55%), followed by General Electric (+17.61%), ChevronTexaco (+42.83%), QUALCOMM (+76.04%), and eBay (+74.49%).

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

On the basis of total returns alone, the worst-performing stock in the S&P 500(R) during the 12 months ended October 31, 2004, was Ciena (-61.47%). Other weak performers included Delta Airlines (-58.14%), Winn-Dixie Stores (-57.48%), LSI Logic (-50.76%), and Calpine (-45.99%).

On an impact basis, which takes weightings and total returns both into account, Intel (-32.65%) made the greatest negative contribution to the performance of the Index for the 12-month reporting period. Merck (-29.24%) was next, followed by Wal-Mart Stores (-8.53%), Pfizer (-8.39%), and Citigroup (-6.39%).

WERE ANY CHANGES MADE TO THE FUND OR THE INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weight-ings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During the fiscal year ended October 31, 2004, there were 13 companies deleted from the S&P 500(R) Index and 13 companies added to it. Among the deleted companies were familiar names such as Tupperware, American Greetings, John Hancock Financial Services, and AT&T Wireless. Among the additions were such well-known companies as Caremark Rx, E*TRADE Financial, Valero Energy, and Coach.

WHAT DO YOU ANTICIPATE GOING FORWARD?

After the reporting period ended, President Bush was reelected, which served as a short-term catalyst for a surge in the equity markets. In our opinion, however, it remains to be seen whether the direction of oil prices and inflation--and their effects on corporate profits--will quell some of the market's anxieties or exacerbate them.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (94.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)                                           45,570   $  2,273,943
General Dynamics Corp.                                     10,804      1,103,304
Goodrich Corp.                                              6,358        196,017
Honeywell International, Inc.                              46,792      1,575,955
Lockheed Martin Corp.                                      24,174      1,331,746
Northrop Grumman Corp.                                     19,586      1,013,575
Raytheon Co.                                               24,327        887,449
Rockwell Collins, Inc.                                      9,815        348,138
United Technologies Corp.                                  27,851      2,585,130
                                                                    ------------
                                                                      11,315,257
                                                                    ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                                16,332      1,488,172
Ryder System, Inc.                                          3,508        175,751
United Parcel Service, Inc. Class B                        61,107      4,838,452
                                                                    ------------
                                                                       6,502,375
                                                                    ------------
AIRLINES (0.1%)
Delta Air Lines, Inc. (a)                                   6,717         36,608
Southwest Airlines Co.                                     42,682        673,095
                                                                    ------------
                                                                         709,703
                                                                    ------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                    3,919         76,342
Dana Corp.                                                  8,088        120,592
Delphi Corp.                                               30,531        256,766
Goodyear Tire & Rubber Co. (The) (a)                        9,609         96,859
Johnson Controls, Inc.                                     10,304        590,934
Visteon Corp.                                               7,169         50,972
                                                                    ------------
                                                                       1,192,465
                                                                    ------------
AUTOMOBILES (0.6%)
Ford Motor Co.                                             99,489      1,296,342
General Motors Corp.                                       30,551      1,177,741
Harley-Davidson, Inc.                                      16,085        926,013
                                                                    ------------
                                                                       3,400,096
                                                                    ------------
BEVERAGES (2.2%)
Adolph Coors Co. Class B                                    2,025        135,068
Anheuser-Busch Cos., Inc.                                  43,407      2,168,180
Brown-Forman Corp. Class B                                  6,637        298,001
Coca-Cola Co. (The) (c)                                   131,888      5,362,566
Coca-Cola Enterprises, Inc.                                25,518        533,581
Pepsi Bottling Group, Inc. (The)                           14,098        395,308
PepsiCo, Inc.                                              92,023      4,562,500
                                                                    ------------
                                                                      13,455,204
                                                                    ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)                                            68,825      3,909,260
Biogen Idec, Inc. (a)                                      18,473      1,074,390


                                                           SHARES          VALUE
BIOTECHNOLOGY (CONTINUED)
Chiron Corp. (a)                                           10,184   $    330,165
Genzyme Corp. (a)                                          12,290        644,856
Gilead Sciences, Inc. (a)                                  23,444        811,866
MedImmune, Inc. (a)                                        13,645        387,791
                                                                    ------------
                                                                       7,158,328
                                                                    ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                           11,834        432,769
Masco Corp.                                                23,580        807,851
                                                                    ------------
                                                                       1,240,620
                                                                    ------------
CAPITAL MARKETS (2.6%)
Bank of New York Co., Inc. (The)                           41,931      1,361,080
Bear Stearns Cos., Inc. (The)                               5,556        526,431
Charles Schwab Corp. (The)                                 73,877        675,975
E*TRADE Financial Corp. (a)                                19,862        256,220
Federated Investors, Inc. Class B                           5,956        172,665
Franklin Resources, Inc.                                   13,580        823,220
Goldman Sachs Group, Inc. (The)                            26,411      2,598,314
Janus Capital Group, Inc.                                  13,057        199,119
Lehman Brothers Holdings, Inc.                             14,764      1,212,863
Mellon Financial Corp.                                     23,076        666,896
Merrill Lynch & Co., Inc.                                  50,986      2,750,185
Morgan Stanley                                             59,557      3,042,767
Northern Trust Corp.                                       12,099        514,691
State Street Corp.                                         18,268        822,973
T. Rowe Price Group, Inc.                                   6,866        382,917
                                                                    ------------
                                                                      16,006,316
                                                                    ------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                             12,405        659,698
Dow Chemical Co. (The)                                     51,069      2,295,041
E.I. du Pont de Nemours & Co.                              54,328      2,329,041
Eastman Chemical Co.                                        4,230        200,798
Ecolab, Inc.                                               14,056        475,796
Engelhard Corp.                                             6,818        192,949
Great Lakes Chemical Corp.                                  2,809         71,967
Hercules, Inc. (a)                                          6,125         87,465
International Flavors & Fragrances, Inc.                    5,190        202,669
Monsanto Co.                                               14,290        610,898
PPG Industries, Inc.                                        9,269        590,899
Praxair, Inc.                                              17,732        748,290
Rohm & Haas Co.                                            12,081        512,114
Sigma-Aldrich Corp.                                         3,757        209,039
                                                                    ------------
                                                                       9,186,664
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 8   MainStay Equity Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
-w
COMMERCIAL BANKS (5.7%)
AmSouth Bancorp                                            19,064   $    503,099
V Bank of America Corp.                                   220,716      9,885,870
BB&T Corp.                                                 30,098      1,237,329
Comerica, Inc.                                              9,457        581,700
Fifth Third Bancorp                                        30,947      1,522,283
First Horizon National Corp.                                6,753        292,270
Huntington Bancshares, Inc.                                12,462        298,465
KeyCorp                                                    22,292        748,788
M&T Bank Corp.                                              6,404        659,612
Marshall & Ilsley Corp.                                    12,210        512,454
National City Corp.                                        35,951      1,401,010
North Fork Bancorp., Inc.                                  16,930        746,613
PNC Financial Services Group, Inc. (The)                   15,224        796,215
Regions Financial Corp.                                    25,061        879,140
SouthTrust Corp.                                           17,909        780,295
SunTrust Banks, Inc.                                       19,463      1,369,806
Synovus Financial Corp.                                    16,762        455,759
U.S. Bancorp                                              102,126      2,921,825
Wachovia Corp.                                             71,133      3,500,455
Wells Fargo & Co.                                          91,647      5,473,159
Zions Bancorp                                               4,868        322,115
                                                                    ------------
                                                                      34,888,262
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Allied Waste Industries, Inc. (a)                          17,504        142,833
Apollo Group, Inc. Class A (a)                             10,540        695,640
Avery Dennison Corp.                                        6,083        370,090
Cendant Corp.                                              57,406      1,181,990
Cintas Corp.                                                9,306        401,461
Deluxe Corp.                                                2,710        103,224
Donnelley (R.R.) & Sons Co.                                11,931        375,230
Equifax, Inc.                                               7,473        195,419
H&R Block, Inc.                                             9,097        432,562
Monster Worldwide, Inc. (a)                                 6,390        179,239
Pitney Bowes, Inc.                                         12,524        547,925
Robert Half International, Inc.                             9,265        245,800
Waste Management, Inc.                                     31,365        893,275
                                                                    ------------
                                                                       5,764,688
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (a)                           44,103         97,468
Andrew Corp. (a)                                            8,754        122,381
Avaya, Inc. (a)                                            24,578        353,923
CIENA Corp. (a)                                            31,300         77,311
Cisco Systems, Inc. (a)                                   367,236      7,054,604
Comverse Technology, Inc. (a)                              10,637        219,548
Corning, Inc. (a)                                          75,692        866,673
JDS Uniphase Corp. (a)                                     78,068        247,476


                                                           SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Lucent Technologies, Inc. (a)                             231,715   $    822,588
Motorola, Inc.                                            128,423      2,216,581
QLogic Corp. (a)                                            5,149        167,342
QUALCOMM, Inc.                                             88,422      3,696,924
Scientific-Atlanta, Inc.                                    8,149        223,201
Tellabs, Inc. (a)                                          22,594        180,752
                                                                    ------------
                                                                      16,346,772
                                                                    ------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)                                   21,078      1,107,227
Dell, Inc. (a)                                            135,713      4,758,098
EMC Corp. (a)                                             130,529      1,679,908
Gateway, Inc. (a)                                          20,404        119,363
Hewlett-Packard Co.                                       164,145      3,062,946
V International Business Machines Corp.                    90,927      8,160,698
Lexmark International, Inc. (a)                             7,023        583,682
NCR Corp. (a)                                               5,200        293,020
Network Appliance, Inc. (a)                                19,451        475,966
Sun Microsystems, Inc. (a)                                180,772        818,897
                                                                    ------------
                                                                      21,059,805
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp.                                                 4,457        206,983
                                                                    ------------

CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co.                                        5,475        272,546
                                                                    ------------

CONSUMER FINANCE (1.3%)
American Express Co.                                       68,938      3,658,540
Capital One Financial Corp.                                13,074        964,338
MBNA Corp.                                                 69,466      1,780,413
Providian Financial Corp. (a)                              15,807        245,799
SLM Corp.                                                  23,842      1,079,089
                                                                    ------------
                                                                       7,728,179
                                                                    ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                  6,000        239,100
Bemis Co., Inc.                                             5,702        150,932
Pactiv Corp. (a)                                            8,325        197,219
Sealed Air Corp. (a)                                        4,657        230,708
Temple-Inland, Inc.                                         2,892        170,975
                                                                    ------------
                                                                         988,934
                                                                    ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                           9,502        379,035
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group, Inc.                                            11,400        460,560
V Citigroup, Inc.                                         280,986     12,467,349
JPMorgan Chase & Co.                                      193,459      7,467,517

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Moody's Corp.                                               8,018   $    623,881
Principal Financial Group, Inc.                            16,978        641,089
                                                                    ------------
                                                                      21,660,396
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp.                                               16,786        922,055
AT&T Corp.                                                 42,945        734,789
BellSouth Corp.                                            99,365      2,650,065
CenturyTel, Inc.                                            7,316        234,770
Citizens Communications Co.                                17,795        238,453
Qwest Communications International, Inc. (a)               96,331        329,452
SBC Communications, Inc.                                  179,829      4,542,480
Sprint Corp. (FON Group)                                   78,944      1,653,877
Verizon Communications, Inc.                              150,437      5,882,087
                                                                    ------------
                                                                      17,188,028
                                                                    ------------
ELECTRIC UTILITIES (2.2%)
Allegheny Energy, Inc. (a)                                  6,821        124,893
Ameren Corp.                                               10,585        508,080
American Electric Power Co., Inc.                          21,542        709,378
CenterPoint Energy, Inc.                                   16,668        175,181
Cinergy Corp.                                               9,679        382,514
CMS Energy Corp. (a)                                       10,298         96,389
Consolidated Edison, Inc.                                  13,011        565,328
Dominion Resources, Inc.                                   17,942      1,154,075
DTE Energy Co.                                              9,386        400,876
Edison International                                       17,846        544,303
Entergy Corp.                                              12,285        802,948
Exelon Corp.                                               35,838      1,419,902
FirstEnergy Corp.                                          17,954        742,039
FPL Group, Inc.                                             9,935        684,521
PG&E Corp. (a)                                             21,804        698,600
Pinnacle West Capital Corp.                                 4,991        212,716
PPL Corp.                                                  10,298        535,496
Progress Energy, Inc.                                      13,446        555,320
Public Service Enterprise Group, Inc.                      12,796        544,982
Southern Co. (The)                                         39,938      1,261,641
TECO Energy, Inc.                                          10,201        142,814
TXU Corp.                                                  16,088        984,907
Xcel Energy, Inc.                                          21,698        371,036
                                                                    ------------
                                                                      13,617,939
                                                                    ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                            10,815        208,513
Cooper Industries, Ltd. Class A                             5,052        322,823
Emerson Electric Co.                                       22,944      1,469,563


                                                           SHARES          VALUE
ELECTRICAL EQUIPMENT (CONTINUED)
Power-One, Inc. (a)                                         4,577   $     32,131
Rockwell Automation, Inc.                                  10,051        419,026
                                                                    ------------
                                                                       2,452,056
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc. (a)                             26,128        654,767
Jabil Circuit, Inc. (a)                                    10,922        265,514
Molex, Inc.                                                10,384        307,055
PerkinElmer, Inc.                                           6,967        143,102
Sanmina-SCI Corp. (a)                                      27,551        220,408
Solectron Corp. (a)                                        52,136        272,150
Symbol Technologies, Inc.                                  12,530        184,066
Tektronix, Inc.                                             4,682        142,005
Thermo Electron Corp. (a)                                   8,806        255,374
Waters Corp. (a)                                            6,459        266,692
                                                                    ------------
                                                                       2,711,133
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Baker Hughes, Inc.                                         18,225        780,577
BJ Services Co.                                             8,776        447,576
Halliburton Co.                                            23,853        883,515
Nabors Industries, Ltd. (a)                                 7,920        389,030
Noble Corp. (a)                                             7,304        333,647
Rowan Cos., Inc. (a)                                        5,675        144,883
Schlumberger Ltd.                                          32,026      2,015,716
Transocean, Inc. (a)                                       17,440        614,760
                                                                    ------------
                                                                       5,609,704
                                                                    ------------
FOOD & STAPLES RETAILING (3.2%)
Albertson's, Inc.                                          20,012        456,474
Costco Wholesale Corp.                                     24,859      1,191,740
CVS Corp.                                                  21,541        936,172
Kroger Co. (The) (a)                                       40,494        611,864
Safeway, Inc. (a)                                          24,009        437,924
SUPERVALU, Inc.                                             7,284        214,805
Sysco Corp.                                                34,727      1,120,640
Walgreen Co.                                               55,711      1,999,468
V Wal-Mart Stores, Inc.                                   230,154     12,409,904
Winn-Dixie Stores, Inc. (d)                                 7,663         26,361
                                                                    ------------
                                                                      19,405,352
                                                                    ------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.                                 35,059        679,093
Campbell Soup Co.                                          22,476        603,256
ConAgra Foods, Inc.                                        28,754        759,105
General Mills, Inc.                                        20,647        913,630
H.J. Heinz Co.                                             18,965        689,378
Hershey Foods Corp.                                        13,414        679,956
Kellogg Co.                                                22,471        966,253
McCormick & Co., Inc.                                       7,609        269,587

 10   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Sara Lee Corp.                                             42,925   $    999,294
Wm. Wrigley Jr. Co.                                        12,166        795,656
                                                                    ------------
                                                                       7,355,208
                                                                    ------------
GAS UTILITIES (0.3%)
KeySpan Corp.                                               8,566        342,212
Kinder Morgan, Inc.                                         6,746        434,240
Nicor, Inc.                                                 2,421         90,836
NiSource, Inc.                                             14,327        307,314
Peoples Energy Corp.                                        2,022         86,501
Sempra Energy                                              12,625        423,442
                                                                    ------------
                                                                       1,684,545
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Applera Corp. Applied Biosystems Group                     10,947        208,869
Bausch & Lomb, Inc.                                         2,957        180,259
Baxter International, Inc.                                 33,135      1,019,233
Becton, Dickinson & Co.                                    13,711        719,828
Biomet, Inc.                                               13,787        643,577
Boston Scientific Corp. (a)                                45,803      1,616,846
C.R. Bard, Inc.                                             5,635        320,068
Fisher Scientific International, Inc. (a)                   6,226        357,123
Guidant Corp.                                              16,987      1,131,674
Hospira, Inc. (a)                                           8,497        271,139
Medtronic, Inc.                                            65,562      3,350,874
Millipore Corp. (a)                                         2,624        120,678
St. Jude Medical, Inc. (a)                                  9,590        734,306
Stryker Corp.                                              21,772        938,155
Zimmer Holdings, Inc. (a)                                  13,292      1,031,326
                                                                    ------------
                                                                      12,643,955
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Aetna, Inc.                                                 8,316        790,020
AmerisourceBergen Corp.                                     6,124        337,065
Anthem, Inc. (a)                                            7,554        607,342
Cardinal Health, Inc.                                      23,424      1,095,072
Caremark Rx, Inc. (a)                                      25,300        758,241
CIGNA Corp.                                                 7,426        471,254
Express Scripts, Inc. (a)                                   4,700        300,800
HCA, Inc.                                                  26,420        970,407
Health Management Associates, Inc. Class A                 13,143        271,534
Humana, Inc. (a)                                            8,763        167,812
IMS Health, Inc.                                           12,792        270,935
Laboratory Corp. of America Holdings (a)                    3,800        174,040
Manor Care, Inc.                                            4,768        156,104
McKesson Corp.                                             15,856        422,721


                                                           SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Medco Health Solutions, Inc. (a)                           14,743   $    499,935
Quest Diagnostics, Inc.                                     5,580        488,473
Tenet Healthcare Corp. (a)                                 25,336        271,602
UnitedHealth Group, Inc.                                   36,181      2,619,504
WellPoint Health Networks, Inc. (a)                         8,523        832,356
                                                                    ------------
                                                                      11,505,217
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                                             34,304      1,734,410
Darden Restaurants, Inc.                                    8,583        210,284
Harrah's Entertainment, Inc.                                6,123        358,318
Hilton Hotels Corp.                                        20,538        408,717
International Game Technology                              18,853        622,903
Marriott International, Inc. Class A                       12,404        675,894
McDonald's Corp.                                           68,385      1,993,423
Starbucks Corp. (a)                                        21,544      1,139,247
Starwood Hotels & Resorts Worldwide, Inc.                  11,319        540,256
Wendy's International, Inc.                                 6,210        207,228
Yum! Brands, Inc.                                          15,719        683,776
                                                                    ------------
                                                                       8,574,456
                                                                    ------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The)                                  4,247        340,949
Centex Corp.                                                6,666        346,232
Fortune Brands, Inc.                                        7,825        569,817
KB HOME                                                     2,637        216,893
Leggett & Platt, Inc.                                      10,539        296,462
Maytag Corp.                                                4,294         74,716
Newell Rubbermaid, Inc.                                    14,966        322,667
Pulte Homes, Inc.                                           6,808        373,623
Snap-on, Inc.                                               3,210         94,310
Stanley Works (The)                                         4,373        194,686
Whirlpool Corp.                                             3,635        213,556
                                                                    ------------
                                                                       3,043,911
                                                                    ------------
HOUSEHOLD PRODUCTS (1.7%)
Clorox Co. (The)                                           11,501        627,955
Colgate-Palmolive Co.                                      29,041      1,295,809
Kimberly-Clark Corp.                                       26,908      1,605,600
Procter & Gamble Co. (The)                                137,937      7,059,616
                                                                    ------------
                                                                      10,588,980
                                                                    ------------
INDUSTRIAL CONGLOMERATES (4.4%)
3M Co.                                                     42,465      3,294,010
V General Electric Co. (c)                                572,748     19,542,162
Textron, Inc.                                               7,444        507,309
Tyco International Ltd.                                   108,870      3,391,300
                                                                    ------------
                                                                      26,734,781
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (3.9%)
ACE, Ltd.                                                  15,299   $    582,280
AFLAC, Inc.                                                27,680        993,158
Allstate Corp. (The)                                       37,668      1,811,454
Ambac Financial Group, Inc.                                 5,804        453,060
V American International Group, Inc.                      141,367      8,582,390
Aon Corp.                                                  17,005        347,072
Chubb Corp. (The)                                          10,385        749,070
Cincinnati Financial Corp.                                  9,193        383,808
Hartford Financial Services Group, Inc. (The)              15,845        926,616
Jefferson-Pilot Corp.                                       7,440        359,278
Lincoln National Corp.                                      9,705        425,079
Loews Corp.                                                10,122        606,308
Marsh & McLennan Cos., Inc.                                28,413        785,903
MBIA, Inc.                                                  7,867        455,185
MetLife, Inc.                                              40,751      1,562,801
Progressive Corp. (The)                                    10,857      1,015,672
Prudential Financial, Inc.                                 28,191      1,310,036
SAFECO Corp.                                                6,879        318,085
St. Paul Travelers Cos., Inc. (The)                        36,170      1,228,333
Torchmark Corp.                                             6,088        328,874
UnumProvident Corp.                                        16,160        220,746
XL Capital Ltd. Class A                                     7,404        536,790
                                                                    ------------
                                                                      23,981,998
                                                                    ------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)                                             35,872      3,501,466
                                                                    ------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                           73,974      2,677,119
                                                                    ------------

IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)              7,016        382,723
Automatic Data Processing, Inc.                            31,724      1,376,504
Computer Sciences Corp. (a)                                10,234        508,323
Convergys Corp. (a)                                         7,746        100,775
Electronic Data Systems Corp.                              27,808        591,476
First Data Corp.                                           46,535      1,920,965
Fiserv, Inc. (a)                                           10,568        375,586
Paychex, Inc.                                              20,540        673,589
Sabre Holdings Corp.                                        7,596        163,390
SunGard Data Systems, Inc. (a)                             15,520        411,125
Unisys Corp. (a)                                           17,882        189,907
                                                                    ------------
                                                                       6,694,363
                                                                    ------------


                                                           SHARES          VALUE
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                             5,184   $    243,233
Eastman Kodak Co.                                          15,546        470,733
Hasbro, Inc.                                                9,494        167,949
Mattel, Inc.                                               22,964        402,100
                                                                    ------------
                                                                       1,284,015
                                                                    ------------
MACHINERY (1.4%)
Caterpillar, Inc.                                          18,558      1,494,661
Crane Co.                                                   3,215         89,602
Cummins, Inc.                                               2,373        166,300
Danaher Corp.                                              16,851        928,996
Deere & Co.                                                13,385        800,155
Dover Corp.                                                11,018        432,677
Eaton Corp.                                                 8,071        516,140
Illinois Tool Works, Inc.                                  16,368      1,510,439
Ingersoll-Rand Co. Class A                                  9,392        642,789
ITT Industries, Inc.                                        4,983        404,321
Navistar International Corp. (a)                            3,697        127,731
PACCAR, Inc.                                                9,468        656,227
Pall Corp.                                                  6,756        174,710
Parker-Hannifin Corp.                                       6,523        460,720
                                                                    ------------
                                                                       8,405,468
                                                                    ------------
MEDIA (3.4%)
Clear Channel Communications, Inc.                         32,064      1,070,938
Comcast Corp. Class A (a)                                 121,466      3,583,247
Dow Jones & Co., Inc.                                       4,416        195,408
Gannett Co., Inc.                                          14,485      1,201,531
Interpublic Group of Cos., Inc. (The) (a)                  22,498        275,825
Knight-Ridder, Inc.                                         4,286        293,720
McGraw-Hill Cos., Inc. (The)                               10,360        893,550
Meredith Corp.                                              2,758        135,142
New York Times Co. (The) Class A                            7,947        318,277
Omnicom Group, Inc.                                        10,130        799,257
Time Warner, Inc. (a)                                     248,504      4,135,107
Tribune Co.                                                17,322        748,310
Univision Communications, Inc. Class A (a)                 17,626        545,701
Viacom, Inc. Class B                                       94,114      3,434,220
Walt Disney Co. (The) (d)                                 111,406      2,809,659
                                                                    ------------
                                                                      20,439,892
                                                                    ------------
METALS & MINING (0.7%)
Alcoa, Inc.                                                47,278      1,536,535
Allegheny Technologies, Inc.                                5,059         85,042
Freeport-McMoRan Copper & Gold, Inc. Class B                9,659        349,849
Newmont Mining Corp.                                       24,056      1,143,141
Nucor Corp.                                                 8,536        360,475

 12   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp.                                          5,100   $    446,454
United States Steel Corp.                                   6,205        227,848
Worthington Industries, Inc.                                4,699         93,275
                                                                    ------------
                                                                       4,242,619
                                                                    ------------
MULTILINE RETAIL (1.0%)
Big Lots, Inc. (a)                                          6,274         77,735
Dillard's, Inc. Class A                                     4,620         94,664
Dollar General Corp.                                       17,860        343,805
Family Dollar Stores, Inc.                                  9,128        269,732
Federated Department Stores, Inc.                           9,873        498,093
J.C. Penney Co., Inc. Holding Co.                          15,687        542,613
Kohl's Corp. (a)                                           18,571        942,664
May Department Stores Co. (The)                            15,716        409,559
Nordstrom, Inc.                                             7,625        329,247
Sears, Roebuck and Co.                                     11,561        404,635
Target Corp.                                               49,131      2,457,533
                                                                    ------------
                                                                       6,370,280
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The) (a)                                        34,637        377,543
Calpine Corp. (a)                                          28,882         71,916
Constellation Energy Group, Inc.                            9,548        387,840
Duke Energy Corp.                                          50,900      1,248,577
Dynegy, Inc. Class A (a)                                   20,273         99,946
El Paso Corp.                                              34,876        311,791
Williams Cos., Inc. (The)                                  30,141        377,064
                                                                    ------------
                                                                       2,874,677
                                                                    ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                            45,520        672,330
                                                                    ------------

OIL & GAS (5.8%)
Amerada Hess Corp.                                          4,911        396,367
Anadarko Petroleum Corp.                                   13,705        924,402
Apache Corp.                                               17,723        898,556
Ashland, Inc.                                               3,766        216,997
Burlington Resources, Inc.                                 21,489        891,793
ChevronTexaco Corp.                                       115,722      6,140,209
ConocoPhillips                                             37,412      3,154,206
Devon Energy Corp.                                         13,027        963,607
EOG Resources, Inc.                                         6,356        423,055
V ExxonMobil Corp.                                        352,957     17,372,544
Kerr-McGee Corp.                                            8,142        482,169
Marathon Oil Corp.                                         18,669        711,476


                                                           SHARES          VALUE
OIL & GAS (CONTINUED)
Occidental Petroleum Corp.                                 21,130   $  1,179,688
Sunoco, Inc.                                                4,107        305,397
Unocal Corp.                                               14,349        599,071
Valero Energy Corp.                                        13,706        588,947
                                                                    ------------
                                                                      35,248,484
                                                                    ------------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.                                      14,014        484,744
International Paper Co.                                    26,398      1,016,587
Louisiana-Pacific Corp.                                     5,663        138,800
MeadWestvaco Corp.                                         10,932        344,686
Weyerhaeuser Co.                                           13,078        819,206
                                                                    ------------
                                                                       2,804,023
                                                                    ------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co.                                          4,936        221,429
Avon Products, Inc.                                        25,673      1,015,367
Gillette Co. (The)                                         54,557      2,263,024
                                                                    ------------
                                                                       3,499,820
                                                                    ------------
PHARMACEUTICALS (6.7%)
Abbott Laboratories                                        84,785      3,614,385
Allergan, Inc.                                              7,132        510,366
Bristol-Myers Squibb Co.                                  105,625      2,474,794
Forest Laboratories, Inc. (a)                              20,104        896,638
V Johnson & Johnson                                       160,960      9,396,845
King Pharmaceuticals, Inc. (a)                             13,220        144,230
Lilly (Eli) & Co.                                          61,372      3,369,937
Merck & Co., Inc.                                         120,591      3,775,704
Mylan Laboratories, Inc. (d)                               14,550        250,551
V Pfizer, Inc.                                            409,605     11,858,065
Schering-Plough Corp.                                      79,948      1,447,858
Watson Pharmaceuticals, Inc. (a)                            5,848        163,919
Wyeth                                                      72,440      2,872,246
                                                                    ------------
                                                                      40,775,538
                                                                    ------------
REAL ESTATE (0.5%)
Apartment Investment & Management Co. Class A               5,227        191,779
Equity Office Properties Trust                             21,758        611,835
Equity Residential                                         15,166        505,786
Plum Creek Timber Co., Inc.                                 9,976        362,029
ProLogis                                                    9,688        377,638
Simon Property Group, Inc.                                 11,958        697,391
                                                                    ------------
                                                                       2,746,458
                                                                    ------------
ROAD & RAIL (0.5%)
Burlington Northern
  Santa Fe Corp.                                           20,327        849,872
CSX Corp.                                                  11,717        427,670

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ROAD & RAIL (CONTINUED)
'xNorfolk Southern Corp.                                   21,237   $    720,996
Union Pacific Corp.                                        14,080        886,618
                                                                    ------------
                                                                       2,885,156
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Advanced Micro Devices, Inc. (a)                           18,868        317,360
Altera Corp. (a)                                           20,354        462,646
Analog Devices, Inc.                                       20,572        828,229
Applied Materials, Inc. (a)                                92,244      1,485,128
Applied Micro Circuits Corp. (a)                           16,423         59,780
Broadcom Corp. Class A (a)                                 17,537        474,376
Intel Corp.                                               347,955      7,745,478
KLA-Tencor Corp. (a)                                       10,646        484,712
Linear Technology Corp.                                    16,793        636,119
LSI Logic Corp. (a)                                        20,652         93,967
Maxim Integrated Products, Inc.                            17,508        770,177
Micron Technology, Inc. (a)                                33,252        405,009
National Semiconductor Corp. (a)                           19,380        323,646
Novellus Systems, Inc. (a)                                  7,735        200,414
NVIDIA Corp. (a)                                            9,020        130,519
PMC-Sierra, Inc. (a)                                        9,243         94,833
Teradyne, Inc. (a)                                         10,221        169,260
Texas Instruments, Inc.                                    94,048      2,299,474
Xilinx, Inc.                                               18,754        573,872
                                                                    ------------
                                                                      17,554,999
                                                                    ------------
SOFTWARE (4.3%)
Adobe Systems, Inc.                                        12,989        727,774
Autodesk, Inc.                                              6,143        324,043
BMC Software, Inc. (a)                                     12,156        229,991
Citrix Systems, Inc. (a)                                    8,897        214,685
Computer Associates International, Inc.                    31,668        877,520
Compuware Corp. (a)                                        20,851        120,727
Electronic Arts, Inc. (a)                                  16,368        735,251
Intuit, Inc. (a)                                           10,445        473,785
Mercury Interactive Corp. (a)                               4,927        213,980
V Microsoft Corp. (c)                                     589,854     16,510,013
Novell, Inc. (a)                                           21,200        152,428
Oracle Corp. (a)                                          280,948      3,556,802
Parametric Technology Corp. (a)                            14,724         76,418
PeopleSoft, Inc. (a)                                       19,829        411,848
Siebel Systems, Inc. (a)                                   27,340        259,730
Symantec Corp. (a)                                         16,932        964,108
VERITAS Software Corp. (a)                                 23,217        507,988
                                                                    ------------
                                                                      26,357,091
                                                                    ------------


                                                           SHARES          VALUE
SPECIALTY RETAIL (2.4%)
AutoNation, Inc. (a)                                       14,795   $    254,918
AutoZone, Inc. (a)                                          4,561        373,135
Bed Bath & Beyond, Inc. (a)                                16,347        666,794
Best Buy Co., Inc.                                         17,637      1,044,463
Boise Cascade Corp. (a)                                     4,663        137,652
Circuit City Stores, Inc.                                  10,773        175,061
Gap, Inc. (The)                                            48,705        973,126
Home Depot, Inc. (The)                                    119,281      4,900,063
Limited Brands, Inc.                                       25,286        626,587
Lowe's Cos., Inc.                                          42,334      2,382,558
Office Depot, Inc. (a)                                     16,856        272,899
RadioShack Corp.                                            8,686        259,972
Sherwin-Williams Co. (The)                                  7,756        331,336
Staples, Inc.                                              27,118        806,489
Tiffany & Co.                                               7,882        231,179
TJX Cos., Inc. (The)                                       26,928        645,734
Toys "R" Us, Inc. (a)                                      11,702        210,753
                                                                    ------------
                                                                      14,292,719
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                            10,200        475,626
Jones Apparel Group, Inc.                                   6,871        242,547
Liz Claiborne, Inc.                                         5,908        241,519
NIKE, Inc. Class B                                         14,404      1,171,189
Reebok International Ltd.                                   3,225        119,325
V.F. Corp.                                                  5,887        316,897
                                                                    ------------
                                                                       2,567,103
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial Corp.                                30,644        978,463
Fannie Mae                                                 52,623      3,691,504
Freddie Mac                                                37,415      2,491,839
Golden West Financial Corp.                                 8,286        968,799
MGIC Investment Corp.                                       5,346        343,801
Sovereign Bancorp, Inc.                                    18,577        402,192
Washington Mutual, Inc.                                    47,399      1,834,815
                                                                    ------------
                                                                      10,711,413
                                                                    ------------
TOBACCO (1.0%)
Altria Group, Inc.                                        111,399      5,398,395
Reynolds American, Inc.                                     8,146        560,934
UST, Inc.                                                   9,052        372,580
                                                                    ------------
                                                                       6,331,909
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc.                                       4,968        291,075
                                                                    ------------

 14   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Nextel Communications, Inc. Class A (a)                    60,188   $  1,594,380
                                                                    ------------
Total Common Stocks (Cost $423,251,744)                              571,382,288(f)
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (6.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
7-Eleven, Inc.
  1.79%, due 11/22/04 (c)                           $   2,500,000      2,497,386
CBA (Delaware) Finance
  1.80%, due 11/19/04 (c)                               2,800,000      2,797,477
Coca-Cola Co. (The)
  1.81%, due 12/6/04 (c)                                7,400,000      7,386,962
Cooperative Association of Tractor Dealers
  1.80%, due 11/2/04 (c)                                  300,000        299,985
Dealers Capital Access Trust
  1.82%, due 11/12/04 (c)                               2,000,000      1,998,887
HBOS Treasury Services
  1.79%, due 11/29/04 (c)                               1,900,000      1,897,352
Hitachi Credit America Corp.
  1.82%, due 11/29/04- 11/30/04 (c)                     7,800,000      7,788,630
Wells Fargo & Co.
  1.68%, due 11/1/04 (c)                                  900,000        900,000
                                                                    ------------
Total Commercial Paper (Cost $25,566,679)                             25,566,679
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (0.1%)
AIM Institutional Funds Group (e)                         800,250        800,250
                                                                    ------------
Total Investment Company (Cost $800,250)                                 800,250
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (0.4%)
Dresdner Kleinwort Wasserstein Securities, LLC
  1.95%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $2,000,324 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,076,133 and a Market
  Value of $2,100,107)                              $   2,000,000   $  2,000,000
                                                                    ------------
Morgan Stanley & Co., Inc.
  1.93%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $50,008 (e)
  (Collateralized by Various Bonds with a
  Principal Amount of $76,289 and a Market Value
  of $52,593)                                              50,000         50,000
                                                                    ------------
Total Repurchase Agreements
  (Cost $2,050,000)                                                    2,050,000
                                                                    ------------
U.S. GOVERNMENT (1.9%)
United States Treasury Bills
  1.75%, due 1/20/05 (c)                                8,400,000      8,365,375
  1.75%, due 1/27/05 (c)                                3,200,000      3,185,539
                                                                    ------------
Total U.S. Government
  (Cost $11,553,356)                                                  11,550,914
                                                                    ------------
Total Short-Term Investments
  (Cost $39,970,285)                                                  39,967,843
                                                                    ------------
Total Investments
  (Cost $463,222,029) (g)                                   100.6%   611,350,131(h)
Liabilities in Excess of
  Cash and Other Assets                                      (0.6)    (3,808,338)
                                                    -------------   ------------
Net Assets                                                  100.0%  $607,541,793
                                                    =============   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                    CONTRACTS         UNREALIZED
                                                         LONG   APPRECIATION (I)
FUTURES CONTRACTS (0.1%)
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
  December 2004                                           124   $        350,606
  Mini December 2004                                       35             29,428
                                                                ----------------
Total Futures Contracts
  (Settlement Value $37,017,325) (f)                            $        380,034
                                                                ================

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or designated as collateral for futures contracts.
(d) Represents securities out on loan or a portion of which is out on loan.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The combined market value of common stocks and settle-ment value of Standard & Poor's 500 Index futures contracts represents 100.1% of net assets.
(g) The cost for federal income tax purposes is $472,257,925.
(h)  At October 31, 2004 net unrealized appreciation was
     $139,092,206, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $199,353,313 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $60,261,107.
(i) Represents the difference between the value of the con-tracts at the time they were opened and the value at October 31, 2004.

 16   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $463,222,029) including
  $2,752,720 market value of securities
  loaned                                       $ 611,350,131
Cash                                                 249,950
Receivables:
  Dividends and interest                             736,792
  Investment securities sold                         436,786
  Variation margin on futures contracts               88,245
Other assets                                          13,631
                                               -------------
        Total assets                             612,875,535
                                               -------------
LIABILITIES:
Securities lending collateral                      2,850,250
Payables:
  Fund shares redeemed                             1,026,050
  Investment securities purchased                    856,713
  Transfer agent                                     187,950
  NYLIFE Distributors                                128,241
  Manager                                            128,241
  Custodian                                           30,771
  Trustees                                             8,498
Accrued expenses                                     117,028
                                               -------------
    Total liabilities                              5,333,742
                                               -------------
Net assets                                     $ 607,541,793
                                               =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized                  $     161,457
  Additional paid-in capital                     587,790,112
  Accumulated undistributed net investment
    income                                         4,054,812
  Accumulated net realized loss on
    investments and futures contracts           (132,972,724)
  Net unrealized appreciation on investments
    and futures contracts                        148,508,136
                                               -------------
Net assets applicable to outstanding shares    $ 607,541,793
                                               =============
Shares of beneficial interest outstanding (a)     15,979,542
                                               =============
Net asset value per share outstanding (a)      $       38.02
Maximum sales charge (3.00% of offering
  price) (a)                                            1.18
                                               -------------
Maximum offering price per share outstanding
  (a)                                          $       39.20
                                               =============

(a) Adjusted to reflect the effects of the reverse stock split on December 21, 2004. (See Notes 2(D) and 11.)

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 10,487,596
  Interest                                           328,120
  Income from securities loaned -- net                 2,647
                                                ------------
    Total income                                  10,818,363
                                                ------------
EXPENSES:
  Manager                                          3,193,709
  Distribution                                     1,596,855
  Transfer agent                                   1,156,762
  Shareholder communication                          159,119
  Custodian                                          103,800
  Professional                                        98,164
  Recordkeeping                                       90,540
  Trustees                                            45,738
  Registration                                        17,334
  Miscellaneous                                       54,347
                                                ------------
    Total expenses before waiver                   6,516,368
Fees waived by Manager                              (381,648)
                                                ------------
    Net expenses                                   6,134,720
                                                ------------
Net investment income                              4,683,643
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                          (13,187,678)
  Futures transactions                             2,702,011
                                                ------------
Net realized loss on investments                 (10,485,667)
                                                ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           58,033,914
  Futures transactions                               380,034
                                                ------------
Net unrealized gain on investments                58,413,948
                                                ------------
Net realized and unrealized gain on
  investments                                     47,928,281
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 52,611,924
                                                ============

 18   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income     $  4,683,643   $   3,634,283   $   4,415,729
 Net realized loss on
  investments               (10,485,667)    (24,531,705)    (97,307,066)
 Net change in unrealized
   appreciation
   (depreciation) on
   investments and
   futures transactions      58,413,948     132,748,060    (107,566,029)
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            52,611,924     111,850,638    (200,457,366)
                           --------------------------------------------
Dividends and distributions to shareholders:

 From net investment
  income                     (2,344,657)             --      (6,252,221)

 From net realized gain
  on investments                     --              --     (22,887,901)
                           --------------------------------------------
 Total dividends and
  distributions to
  shareholders               (2,344,657)             --     (29,140,122)
                           --------------------------------------------
Capital share transactions:

 Net proceeds from sale
  of shares                     221,843         178,876       2,705,651

 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               2,276,990              --      28,209,897
                           --------------------------------------------
                              2,498,833         178,876      30,915,548

 Cost of shares redeemed    (91,674,408)    (54,613,066)   (163,946,815)
                           --------------------------------------------
  Decrease in net assets
    derived from capital
    share transactions      (89,175,575)    (54,434,190)   (133,031,267)
                           --------------------------------------------
  Net increase (decrease)
    in net assets           (38,908,308)     57,416,448    (362,628,755)

                                   2004           2003*            2002

NET ASSETS:
Beginning of period         646,450,101     589,033,653     951,662,408
                           --------------------------------------------
End of period              $607,541,793   $ 646,450,101   $ 589,033,653
                           ============================================
Accumulated undistributed
 (Distributions in excess
 of) net investment
 income at end of period   $  4,054,812   $   1,790,198   $  (1,845,752)
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003
                                            YEAR ENDED      THROUGH
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001        2000         1999
Net asset value at beginning of period (c)   $  35.19      $  29.27     $  39.82   $  47.28   $    54.37   $    46.51
                                             --------      --------     --------   --------   ----------   ----------
Net investment income (c)                        0.28          0.19         0.23       0.18         0.14         0.24
Net realized and unrealized gain (loss) on
  investments (c)                                2.68          5.73        (9.28)     (6.16)       (5.44)        9.03
                                             --------      --------     --------   --------   ----------   ----------
Total from investment operations (c)             2.96          5.92        (9.05)     (5.98)       (5.30)        9.27
                                             --------      --------     --------   --------   ----------   ----------
Less dividends and distributions:
  From net investment income (c)                (0.13)           --        (0.31)     (0.18)       (0.14)       (0.24)
  From net realized gain on investments
    (c)                                            --            --        (1.19)     (1.30)       (1.65)       (1.17)
                                             --------      --------     --------   --------   ----------   ----------
Total dividends and distributions (c)           (0.13)           --        (1.50)     (1.48)       (1.79)       (1.41)
                                             --------      --------     --------   --------   ----------   ----------
Net asset value at end of period (c)         $  38.02      $  35.19     $  29.27   $  39.82   $    47.28   $    54.37
                                             ========      ========     ========   ========   ==========   ==========
Total investment return (a)                      8.42%        20.23%(b)   (22.70%)   (12.65%)      (9.71%)      19.99%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.73%         0.72%+       0.59%      0.38%        0.26%        0.50%
    Net expenses                                 0.96%         1.04%+       1.02%      0.97%        0.92%        0.94%
    Expenses (before waiver)                     1.02%         1.04%+       1.02%      0.97%        0.92%        0.94%
Portfolio turnover rate                             3%            2%           4%         4%           9%           3%
Net assets at end of period (in 000's)       $607,542      $646,450     $589,034   $951,662   $1,136,628   $1,254,018

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock
     split on December 21, 2004. (See Notes 2(D) and 11.)

 20   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 8).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis

                                                    www.mainstayfunds.com     21
treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET REALIZED
    NET INVESTMENT INCOME       LOSS ON INVESTMENTS
         $(74,372)                       $74,372

The reclassification for the Fund is due to real estate investment trust distributions.

The Fund declared a dividend of $0.1277 per share which was paid on December 18, 2003, and also underwent a reverse share split on that day. The reverse share split rate was 0.9965 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split, those that occurred in each of the periods presented, and the reverse stock split that occurred subsequent to October 31, 2004 (see Note
11).

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

Expenses borne by the Fund, which are paid to related parties to the Fund, are included among the fees and expenses set forth in the Prospectus at page 21 in the table "Fees and Expenses of the Fund", shown in the Statement of Operations, and described below:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.25% of the Fund's average net assets and voluntarily agreed to limit the total operating expenses of the Fund to 0.80%. For the year ended October 31, 2004, the Manager earned from the Fund $3,193,709 and waived $381,648 of its fee.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGE. The Fund was advised that the amount of sales charges retained by the Distributor was $48 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A shares of $10,524 for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing

 22   MainStay Equity Index Fund
agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $1,156,762.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Equity Index Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $18,862 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $90,540 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on market value of the securities and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At November 30, 2003, the Fund's year end for federal income tax purposes, the components of accumulated loss on a tax basis were as follows:

  UNDISTRIBUTED     ACCUMULATED                       TOTAL
     ORDINARY       CAPITAL AND     UNREALIZED     ACCUMULATED
      INCOME       OTHER LOSSES    DEPRECIATION        LOSS
    $2,285,251     $(119,052,229)  $91,126,781     $(25,640,197)

The difference between book-basis and tax-basis unrealized depreciation is due to wash sale deferrals real estate investment trust distributions and mark-to-market of futures contracts.

At November 30, 2004, for federal income tax purposes, capital loss carryforwards of $119,052,229 were available, to the extent provided by the regulations, to offset future realized gains through 2011. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2010                   $89,854
            2011                    29,198
  ---------------------------------------------
                                  $119,052
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                               2004     2003     2002
Distributions paid from:
  Ordinary Income:          $2,344,657  $ --  $ 6,679,103
  Long-term Capital Gains           --    --   22,461,019
---------------------------------------------------------
                            $2,344,657  $ --  $29,140,122
---------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $16,199 and $136,729, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $2,752,720. The Fund received $2,850,250 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated

                                                    www.mainstayfunds.com     23
among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                      JANUARY 1
                        YEAR ENDED      THROUGH    YEAR ENDED
                       OCTOBER 31,  OCTOBER 31,  DECEMBER 31,
                              2004        2003*          2002
Shares sold(b)                   6            6            70
-------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions(b)              62        --(a)           959
-------------------------------------------------------------
                                68            6         1,029
-------------------------------------------------------------
Shares redeemed(b)         (2,457)      (1,758)       (4,810)
-------------------------------------------------------------
Net decrease(b)            (2,389)      (1,752)       (3,781)
-------------------------------------------------------------

*  The Fund changed its fiscal year end from December 31 to October 31.

(a) Less than one thousand shares.

(b) Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 21, 2004. (See Notes 2(D) and 11.)

NOTE 10 -- GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. (See Notes 3 and 9.)

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 12 -- SUBSEQUENT EVENT:

Subsequent to October 31, 2004, the Fund declared a dividend of $0.4138 per share which was paid on December 21, 2004, and also underwent a reverse share split on that day. The reverse share split rate was 0.9897 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Statement of Assets and Liabilities, Financial Highlights, and Notes to Financial Statements (see Note 8) have been adjusted to reflect the effects of this subsequent reverse stock split.

NOTE 13 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

 24   MainStay Equity Index Fund

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 26   MainStay Equity Index Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay Equity Index Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

 30   MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     31

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06368         (RECYCLE LOGO)                                 MSEI11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Government Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18

Report of Independent Registered Public
Accounting Firm                                   23
----------------------------------------------------

Trustees and Officers                             24
----------------------------------------------------

Proxy Voting Policies and Procedures              26
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        26
----------------------------------------------------

MainStay Funds                                    27

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.07%  5.26%   5.95%
Excluding sales charges   3.60   6.23    6.43

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                                                        LEHMAN BROTHERS(R)
                                                                  MAINSTAY GOVERNMENT FUND            GOVERNMENT BOND INDEX
                                                                  ------------------------            ---------------------
10/31/94                                                                     9550                              10000
                                                                          10851.7                            11538.3
                                                                          11299.7                            12128.6
                                                                          12208.5                            13178.8
                                                                          13399.6                            14665.6
                                                                            13169                            14488.5
                                                                          14117.1                            15652.7
                                                                            16115                            18013.2
                                                                          16873.1                              19167
                                                                          17197.8                            19723.4
10/31/04                                                                  17816.4                            20676.7

  --   MainStay Government Fund  --   Lehman Brothers
                                      Government Bond Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -2.08%  5.13%   5.69%
Excluding sales charges   2.92   5.45    5.69

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                                                        LEHMAN BROTHERS(R)
                                                                  MAINSTAY GOVERNMENT FUND            GOVERNMENT BOND INDEX
                                                                  ------------------------            ---------------------
10/31/94                                                                    10000                              10000
                                                                          11292.7                            11538.3
                                                                          11689.3                            12128.6
                                                                          12557.5                            13178.8
                                                                          13675.9                            14665.6
                                                                          13334.3                            14488.5
                                                                          14196.3                            15652.7
                                                                          16088.6                            18013.2
                                                                          16719.6                              19167
                                                                          16894.8                            19723.4
10/31/04                                                                  17387.8                            20676.7

  --   MainStay Government Fund  --   Lehman Brothers
                                      Government Bond Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.92%  5.45%   5.69%
Excluding sales charges  2.92   5.45    5.69

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                                                        LEHMAN BROTHERS(R)
                                                                  MAINSTAY GOVERNMENT FUND            GOVERNMENT BOND INDEX
                                                                  ------------------------            ---------------------
10/31/94                                                                    10000                              10000
                                                                          11292.7                            11538.3
                                                                          11689.3                            12128.6
                                                                          12557.5                            13178.8
                                                                          13675.9                            14665.6
                                                                          13334.3                            14488.5
                                                                          14196.3                            15652.7
                                                                          16088.6                            18013.2
                                                                          16719.6                              19167
                                                                          16894.8                            19723.4
10/31/04                                                                  17387.6                            20676.7

  --   MainStay Government Fund  --   Lehman Brothers
                                      Government Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Government Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         3.93%  6.51%   6.74%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                                                        LEHMAN BROTHERS(R)
                                                                  MAINSTAY GOVERNMENT FUND            GOVERNMENT BOND INDEX
                                                                  ------------------------            ---------------------
10/31/94                                                                    10000                              10000
                                                                          11416.5                            11538.3
                                                                          11921.3                            12128.6
                                                                          12933.2                            13178.8
                                                                          14236.7                            14665.6
                                                                          14005.6                            14488.5
                                                                          15061.3                            15652.7
                                                                          17252.2                            18013.2
                                                                          18104.2                              19167
                                                                            18475                            19723.4
10/31/04                                                                  19201.7                            20676.7

  --   MainStay Government Fund  --   Lehman Brothers
                                      Government Bond Index

                                              ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         YEAR   YEARS   YEARS

Lehman Brothers(R) Government Bond Index      4.83%  7.37%   7.53%
Average Lipper general U.S. government
  fund(2)                                     4.19   6.28    6.53

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,032.75       $ 6.39      $1,018.75       $ 6.34
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,028.90       $10.20      $1,015.00       $10.13
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,028.90       $10.20      $1,015.00       $10.13
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                   $1,000.00     $1,035.15       $ 4.45      $1,020.65       $ 4.42
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004
(PORTFOLIO COMPOSITION PIE CHART)

FNMA                                                                             52.9%
Short-Term Investments (collateral from securities
  lending is 22.3%)                                                              34.3%
FHLMC                                                                            10.3%
U.S. Treasury Bonds                                                               8.7%
U.S. Treasury Notes                                                               8.6%
Asset-Backed Securities                                                           5.7%
GNMA                                                                              4.4%
Corporate Bonds                                                                   3.4%
U.S. Government & Federal Agency                                                  2.0%
Mortgage-Backed Securities                                                        1.8%
Municipal Bonds                                                                   0.4%
Liabilities in Excess of Cash and Other Assets                                  -32.5%

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association 6.00%, due 12/13/34 TBA
 2. Federal National Mortgage Association 4.50%, due 7/1/18
 3.  Federal National Mortgage Association 6.625%,
     9/15/09
 4.  U.S. Treasury Bond 8.75%, due 8/15/20
 5. Federal National Mortgage Association 4.50%, due 11/1/18
 6.  U.S. Treasury Bond 6.25%, due 8/15/23
 7. Federal Home Loan Mortgage Association 5.25%, due 11/5/12
 8.  U.S. Treasury Note 3.00%, due 2/15/08
 9. Federal National Mortgage Association 5.00%, due 9/1/17
10. Federal National Mortgage Association 5.50%, due 11/18/19 TBA

 6   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC

WHAT ECONOMIC FACTORS INFLUENCED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.00% through the first half of the Fund's fiscal year, but for much of that period, economic data was mixed. With slack in the labor markets, slack in manufacturing capacity, and little pricing power in most industries, it appeared that there was little risk of the economy overheating. In April 2004, however, uniformly firm economic releases challenged that view. The risk of deflation appeared to be waning, while trend-level growth appeared sustainable. The consensus was that the Federal Reserve's cautionary stance would be relatively short-lived. Consistent with market expectations, the Federal Open Market Committee tightened monetary policy at its June 30, 2004, meeting by raising the targeted federal funds rate to 1.25%. Another 25-basis-point rate hike followed in August, and yet another in September. These moves brought the targeted federal funds rate to 1.75% at the end of October 2004.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

During the 12-month reporting period, the U.S. Treasury yield curve pivoted around the five-year maturity benchmark. Two-year Treasury yields rose from 1.8% to 2.6%; five-year yields were basically unchanged at 3.25%; 10-year yields fell from 4.3% to 4.0%; and 30-year yields declined from 5.1% to 4.8%. The narrowing of the yield spread between the two-year and 30-year maturities (commonly known as a flattening of the yield curve) was not solely a result of Federal Open Market Committee interest-rate tightening. The flattening also stemmed from lower inflation expectations and large block purchases of U.S. Treasury securities by foreign governments.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. In implementing this strategy, we use a combined approach to investing. We analyze economic trends as well as factors pertinent to particular issuers and securities. The Fund's principal investments include U.S. Treasury bills, notes, and bonds, Ginnie Mae certificates, and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by Fannie Mae and Freddie Mac. We may sell securities when the condition of the economy, meaningful changes in an issuer's condition, or other factors suggest that the securities will no longer contribute to the Fund's ability to meet its investment objective.

HOW DID YOU POSITION THE FUND'S PORTFOLIO ACROSS THE VARIOUS BOND SECTORS AVAILABLE TO THE FUND?

The Fund's performance was positively affected by our preference for securities other than U.S. Treasuries during the reporting period. We favored what are known as securitized products for their high quality, liquidity, and yield advantage to Treasuries. We diversified the Fund's commitment to these products across agency debentures, residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Of these, agency debentures, residential mortgage-backed securities, and asset-backed securities each outperformed U.S. Treasuries for the 12-month reporting period. These sectors tend to do well when U.S. Treasury yields are range-bound, since cash flows are more predictable under these conditions. As described above, Treasury yields for maturities of five years and longer held to a fairly tight range during the annual period.

At the end of the period, the Fund's net assets were invested 18% in U.S. Treasuries, 17% in agency debentures, 55% in mortgage-backed securities issued by government-sponsored and government-related enterprises, 6% in asset-backed securities, and 4% in investment-grade credits. In total, the allocation to non-government-related securities did not exceed 10%.

DID YOU MAKE ANY CHANGES TO THE FUND'S ALLOCATION DURING THE REPORTING PERIOD?

We reduced the Fund's allocation to Treasuries and evenly split the proceeds between agency debentures and mortgage-backed securities. These trades boosted the yield of the Fund without compromising credit quality, and they shortened the Fund's duration.

Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                     www.mainstayfunds.com     7

HOW DID THE FUND'S YIELD CURVE AND DURATION POSITIONING AFFECT PERFORMANCE?

We maintained a neutral yield-curve posture during the 12-month reporting period, so the flattening of the yield curve had minimal impact on the Fund's performance. The Fund's duration, however, detracted from the Fund's relative results. The duration effect outweighed the benefits of our focus on securities that tend to trade at higher-than-Treasury yields.

CAN YOU BE MORE SPECIFIC ABOUT THE FUND'S DURATION POSITIONING?

In April, the Fund's duration posture, which was longer than the average duration of other intermediate government bond funds, hurt relative performance when interest rates climbed. We decided to shift the Fund's duration closer to the median duration(1) by selling long-term Treasuries and buying shorter-duration mortgage-backed securities and agency debentures. Yield trends for the balance of the fiscal year, however, did not work in favor of this repositioning. What we failed to appreciate was the sizeable impact of a weaker U.S. dollar on interest rates. Specifically, foreign central banks bought large blocks of U.S. Treasuries to stall the appreciation of their currencies against the weaker U.S. dollar. Foreign central banks undertook this action to keep the price of U.S. exports from falling relative to the prices of domestic goods. The foreign central banks sought to ease deflationary pressures that might impede the recovery of their home economies. In addition, Treasury yields for maturities of five years and longer declined significantly between the end of April and the end of October, which worked against our duration adjustment. At the end of October 2004, the Fund's duration stood at 3.7 years, toward the lower end of our target duration range.

WHAT DO YOU ANTICIPATE FOR THE ECONOMY AND INTEREST RATES GOING FORWARD?

At the end of the fiscal year, the eurodollar futures market predicted a 2.5% targeted U.S. federal funds rate by March 2005. We agree with this view. As we move toward 2005, we feel that a pick-up in economic growth is a reasonable assumption given low interest rates, lower marginal tax rates, low inflation, firm consumer-spending patterns, and improved corporate confidence. We believe that the balance of the Federal Reserve's move in interest rates can be accomplished at a reasonable, measured pace. As long as consumers remain highly leveraged and productivity growth continues to drive labor costs lower, the Federal Reserve has little incentive to be more aggressive, unless inflation begins to accelerate.

HOW ARE YOU POSITIONING THE FUND GIVEN YOUR VIEW?

We intend to maintain the Fund's shorter-than-benchmark duration for the near term. This positioning supports our view of the economy and interest rates, as well as the need for increased Treasury issuance to fund the federal budget imbalance. We also intend to continue favoring sectors other than U.S. Treasuries. In terms of Treasury inflation-protected securities (TIPS), we are less confident. We believe TIPS offer limited value relative to duration-equivalent nominal Treasuries at current inflation levels. If the Treasury yield curve were to steepen, which usually signals that the market expects inflation to rise, then we might reassess our view.

1. The Fund's duration is gauged against the duration of the median fund in the Lipper government securities fund universe. Analysis of performance data suggests that the duration of the average fund is longer than that of the median fund. Lipper Inc. is an independent fund performance monitor.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Government Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
LONG-TERM INVESTMENTS (98.2%)+
ASSET-BACKED SECURITIES (5.7%)
---------------------------------------------------------------------------------
CONSUMER FINANCE (2.5%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $   2,466,277   $   2,460,250
Harley-Davidson
  Motorcycle Trust
  Series 2002-1 Class A2
  4.50%, due 1/15/10                                    6,409,620       6,531,881
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   1,830,000       1,822,985
                                                                    -------------
                                                                       10,815,116
                                                                    -------------
CONSUMER LOANS (0.6%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   2,275,000       2,420,889
                                                                    -------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                    1,620,000       1,687,834
Massachusetts RRB Special Purpose Trust
  Series 2001-1 Class A
  6.53%, due 6/1/15                                     7,161,749       7,918,655
                                                                    -------------
                                                                        9,606,489
                                                                    -------------
THRIFTS & MORTGAGE FINANCE (0.4%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                    1,673,545       1,709,418
                                                                    -------------
Total Asset-Backed Securities
  (Cost $23,596,663)                                                   24,551,912
                                                                    -------------

CORPORATE BONDS (3.4%)
---------------------------------------------------------------------------------
COMMERCIAL BANKS (0.2%)
Wachovia Corp.
  4.875%, due 2/15/14                                     920,000         926,426
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
CONSUMER FINANCE (0.6%)
Ford Motor Credit Co.
  7.00%, due 10/1/13                                $   1,635,000   $   1,726,648
General Motors Acceptance Corp.
  6.875%, due 8/28/12                                     451,000         469,513
Household Finance Corp.
  4.75%, due 7/15/13                                      440,000         439,344
                                                                    -------------
                                                                        2,635,505
                                                                    -------------
ELECTRIC UTILITIES (0.5%)
Consumers Energy Co.
  Series H
  4.80%, due 2/17/09                                    1,970,000       2,036,145
                                                                    -------------

MEDIA (1.1%)
AT&T Broadband Corp.
  9.455%, due 11/15/22                                  1,695,000       2,326,725
TCI Communications, Inc.
  8.875%, due 5/1/17                                    1,075,000       1,365,537
Tele-Communications, Inc.
  10.125%, due 4/15/22                                    860,000       1,221,464
                                                                    -------------
                                                                        4,913,726
                                                                    -------------
OIL & GAS (0.3%)
Goldman Sachs
  Group, Inc. (The)
  5.00%, due 10/1/14 (b)                                1,115,000       1,114,687
                                                                    -------------

REAL ESTATE (0.7%)
HRPT Properties Trust
  6.40%, due 2/15/15                                    2,700,000       2,890,007
                                                                    -------------
Total Corporate Bonds
  (Cost $14,053,440)                                                   14,516,496
                                                                    -------------

MORTGAGE-BACKED SECURITIES (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.8%)
Fannie Mae Grantor Trust
  Series 2003-T1 Class B
  4.491%, due 11/25/12                                  3,545,000       3,572,462
  Series 1998-M6 Class A1
  6.32%, due 8/15/08                                    3,974,002       4,278,747
                                                                    -------------
Total Mortgage-Backed Securities
  (Cost $7,863,736)                                                     7,851,209
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MUNICIPAL BOND (0.4%)
---------------------------------------------------------------------------------
TEXAS (0.4%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                $   1,720,000   $   1,753,884
                                                                    -------------
Total Municipal Bond
  (Cost $1,756,888)                                                     1,753,884
                                                                    -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (86.9%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.3%)
V 5.25%, due 11/5/12                                   10,900,000      11,168,968
  6.00%, due 12/17/18                                   2,865,000       2,873,993
                                                                    -------------
                                                                       14,042,961
                                                                    -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (7.0%)
  3.00%, due 8/1/10                                     6,373,959       6,181,760
  5.00%, due 6/1/33-8/1/33 (c)                         14,048,599      14,048,283
  5.50%, due 12/13/34 TBA (a)                           9,495,000       9,646,331
                                                                    -------------
                                                                       29,876,374
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.2%)
  2.80%, due 3/1/19                                     1,750,000       1,737,107
  4.375%, due 7/17/13                                   5,140,000       5,023,229
  5.25%, due 1/15/09-8/1/12 (b)                         9,600,000      10,171,277
  5.50%, due 5/2/06                                     8,970,000       9,334,487
V 6.625%, due 9/15/09                                  19,130,000      21,654,050
                                                                    -------------
                                                                       47,920,150
                                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (41.7%)
  3.347%, due 4/1/34 (c)                                7,191,475       7,202,407
V 4.50%, due 7/1/18 (c)                                24,638,321      24,769,036
V 4.50%, due 11/1/18 (c)                               14,097,935      14,172,730
V 5.00%, due 9/1/17 (c)                                10,463,154      10,692,016
  5.00%, due 5/13/34 TBA (a)                           10,405,000      10,339,969
  5.50%, due 1/1/17-11/1/33 (c)                        36,121,160      37,163,631
V 5.50%, due 11/18/19-12/13/34 TBA (a)                 17,770,000      18,244,794
  6.00%, due 12/1/16-11/1/32                            7,029,701       7,319,701
V 6.00%, due 11/15/34-12/13/34 TBA (a)                 31,465,000      32,541,875
  6.50%, due 10/1/31                                    2,803,943       2,954,037
  7.00%, due 7/1/31-11/1/32 (c)                         5,291,693       5,622,441
  7.50%, due 1/1/30-8/1/31                              7,244,986       7,788,803
                                                                    -------------
                                                                      178,811,440
                                                                    -------------

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (4.4%)
  6.00%, due 8/15/32-12/15/32 (c)                   $   9,523,257   $   9,927,503
  6.50%, due 8/15/28-4/15/31 (c)                        5,982,993       6,343,679
  7.50%, due 12/15/28-2/15/32                           2,618,028       2,824,399
                                                                    -------------
                                                                       19,095,581
                                                                    -------------
HVIDE VAN OMMEREN TANKERS (1.4%)
  Series I
  7.54%, due 12/14/23 (e)                               2,963,000       3,080,364
  Series II
  7.54%, due 12/14/23 (e)                               2,964,000       3,081,404
                                                                    -------------
                                                                        6,161,768
                                                                    -------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (0.6%)
  3.74%, due 4/15/15 (e)                                2,486,009       2,480,416
                                                                    -------------

UNITED STATES TREASURY BONDS (8.7%)
  5.375%, due 2/15/31 (b)                               5,755,000       6,250,695
V 6.25%, due 8/15/23 (b)                                9,465,000      11,180,531
  6.875%, due 8/15/25                                     630,000         800,051
  7.50%, due 11/15/16                                     530,000         686,412
V 8.75%, due 8/15/20 (b)                               12,550,000      18,355,843
                                                                    -------------
                                                                       37,273,532
                                                                    -------------
UNITED STATES TREASURY NOTES (8.6%)
V 3.00%, due 2/15/08 (b)                               10,705,000      10,738,871
  4.25%, due 11/15/13                                     920,000         938,687
  4.375%, due 5/15/07 (b)                               7,620,000       7,931,048
  4.625%, due 5/15/06 (b)                               5,290,000       5,467,919
  4.75%, due 5/15/14                                    1,240,000       1,311,107
  4.875%, due 2/15/12 (b)                               3,010,000       3,225,757
  5.75%, due 8/15/10                                      790,000         883,473
  6.00%, due 8/15/09 (b)                                5,865,000       6,572,694
                                                                    -------------
                                                                       37,069,556
                                                                    -------------
Total U.S. Government & Federal Agencies
  (Cost $364,724,024)                                                 372,731,778
                                                                    -------------
Total Long-Term Investments
  (Cost $411,994,751)                                                 421,405,279
                                                                    -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
SHORT-TERM INVESTMENTS (34.3%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (8.2%)
Harwood Street Funding I
  Liquidity Note
  1.9329%, due 11/8/04 (d)                          $  15,000,000   $  14,994,458
Liquid Funding
  1.8794%, due 12/10/04 (d)                            10,025,000      10,005,017
Starbird Funding Corp.
  2.0851%, due 3/14/05 (d)                             10,000,000       9,925,003
                                                                    -------------
Total Commercial Paper
  (Cost $34,924,478)                                                   34,924,478
                                                                    -------------

FEDERAL AGENCIES (12.0%)
Federal Home Loan Bank
  (Discount Notes)
  1.69%, due 11/1/04                                    4,435,000       4,435,000
                                                                    -------------
Federal National Mortgage Association
  (Discount Notes)
  1.73%, due 11/4/04                                    2,585,000       2,584,627
  1.73%, due 11/8/04                                    9,000,000       8,996,972
  1.74%, due 11/1/04                                    6,875,000       6,875,000
  1.87%, due 12/8/04                                   12,000,000      11,976,928
                                                                    -------------
                                                                       30,433,527
                                                                    -------------
Federal Home Loan Mortgage Corporation
  1.73%, due 11/2/04                                   10,075,000      10,074,516
  1.73%, due 11/10/04                                   6,690,000       6,687,105
                                                                    -------------
                                                                       16,761,621
                                                                    -------------
Total Federal Agencies
  (Cost $51,630,148)                                                   51,630,148
                                                                    -------------
                                                           SHARES
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (d)                         644,746         644,746
                                                                    -------------
Total Investment Company
  (Cost $644,746)                                                         644,746
                                                                    -------------
                                                        PRINCIPAL
                                                           AMOUNT           VALUE
MASTER NOTE (1.4%)
Bank of America LLC
  1.955%, due 11/1/04 (d)                           $   6,160,000   $   6,160,000
                                                                    -------------
Total Master Note
  (Cost $6,160,000)                                                     6,160,000
                                                                    -------------

REPURCHASE AGREEMENTS (12.5%)
Credit Suisse First Boston LLC
  1.925%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $16,481,646 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $16,525,180 and a Market
  Value of $16,809,266)                                16,479,000      16,479,000
                                                                    -------------
Lehman Brothers, Inc.
  1.925%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $6,719,078 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $13,404,182 and a Market
  Value of $6,929,848)                                  6,718,000       6,718,000
                                                                    -------------
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.955%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $11,986,953 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $11,851,925 and a Market
  Value of $12,584,556)                                11,985,000      11,985,000
                                                                    -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co., Inc.
  1.925%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $18,419,954 (d)
  (Collateralized by Various Bonds with a
  Principal Amount of $21,208,706 and a Market
  Value of $19,372,165)                             $  18,417,000   $  18,417,000
                                                                    -------------
Total Repurchase Agreements
  (Cost $53,599,000)                                                   53,599,000
                                                                    -------------
Total Short-Term Investments
  (Cost $146,958,372)                                                 146,958,372
                                                                    -------------
Total Investments
  (Cost $558,953,123) (f)                                   132.5%    568,363,651(g)
Liabilities in Excess of
  Cash and Other Assets                                     (32.5)   (139,316,710)
                                                    -------------   -------------
Net Assets                                                  100.0%  $ 429,046,941
                                                    =============   =============

(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be determined upon settlement. The total market value of the TBAs is $70,772,970.
(b) Represents securities out on loan or a portion of which is out on loan. (See Note 2c).
(c)  Segregated as collateral for TBA.
(d) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  United States Government Guaranteed Security.
(f)  The cost for federal income tax purpose is $559,011,831.
(g)  At October 31, 2004 net unrealized appreciation was
     $9,351,820 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,994,141 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $642,321.

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $558,953,123) including
  $78,874,982 market value of
  securities loaned                             $568,363,651
Cash                                                   4,943
Deposits with brokers for securities loaned            3,654
Receivables:
  Investment securities sold                      24,594,215
  Interest                                         3,138,948
  Fund shares sold                                   205,128
Other assets                                          21,691
                                                ------------
    Total assets                                 596,332,230
                                                ------------
LIABILITIES:
Securities lending collateral                     95,331,878
Payables:
  Investment securities purchased                 70,291,520
  Fund shares redeemed                               665,931
  NYLIFE Distributors                                309,047
  Transfer agent                                     265,300
  Manager                                            187,899
  Custodian                                            8,475
  Trustees                                             5,910
Accrued expenses                                      75,976
Dividends payable                                    143,353
                                                ------------
    Total liabilities                            167,285,289
                                                ------------
Net assets                                      $429,046,941
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    102,937
  Class B                                            397,843
  Class C                                             10,270
  Class I                                                 31
Additional paid-in capital                       461,672,019
Distributions in excess of net investment
  income                                            (202,062)
Accumulated net realized loss on investments     (42,344,625)
Net unrealized appreciation on investments         9,410,528
                                                ------------
Net assets                                      $429,046,941
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 86,516,272
                                                ============
Shares of beneficial interest outstanding         10,293,684
                                                ============
Net asset value per share outstanding           $       8.40
Maximum sales charge (4.50% of offering price)          0.40
                                                ------------
Maximum offering price per share outstanding    $       8.80
                                                ============
CLASS B
Net assets applicable to outstanding shares     $333,884,215
                                                ============
Shares of beneficial interest outstanding         39,784,300
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.39
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  8,620,217
                                                ============
Shares of beneficial interest outstanding          1,027,030
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.39
                                                ============
CLASS I
Net assets applicable to outstanding shares     $     26,237
                                                ============
Shares of beneficial interest outstanding              3,119
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.41
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $19,505,667
  Income from securities loaned -- net               154,221
                                                 -----------
    Total income                                  19,659,888
                                                 -----------
EXPENSES:
  Manager                                          2,805,337
  Distribution -- Class B                          2,753,018
  Distribution -- Class C                             76,449
  Transfer agent -- Classes A, B and C             1,527,177
  Transfer agent -- Class I                               18
  Service -- Class A                                 225,692
  Service -- Class B                                 917,691
  Service -- Class C                                  25,484
  Shareholder communication                          102,856
  Professional                                        80,564
  Recordkeeping                                       73,420
  Custodian                                           55,403
  Registration                                        50,898
  Trustees                                            33,932
  Miscellaneous                                       37,921
                                                 -----------
    Total expenses before waiver                   8,765,860
    Fees waived by manager                          (108,955)
                                                 -----------
      Net expenses                                 8,656,905
                                                 -----------
Net investment income                             11,002,983
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (2,060,653)
Net change in unrealized appreciation on
  investments                                      4,945,761
                                                 -----------
Net realized and unrealized gain on investments    2,885,108
                                                 -----------
Net increase in net assets resulting from
  operations                                     $13,888,091
                                                 ===========

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income    $  11,002,983   $  10,750,816   $  16,157,348
 Net realized gain
  (loss) on investments      (2,060,653)      6,310,913      13,384,281
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments                 4,945,761     (17,432,071)     14,691,813
                          ---------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations                 13,888,091        (370,342)     44,233,442
                          ---------------------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                   (2,788,796)     (3,589,522)     (3,148,466)
   Class B                   (9,032,735)    (12,703,616)    (15,614,432)
   Class C                     (249,466)       (447,985)       (453,946)
   Class I                         (374)             --              --

 Return of Capital:
   Class A                     (598,637)             --              --
   Class B                   (1,938,443)             --              --
   Class C                      (54,422)             --              --
                          ---------------------------------------------
 Total dividends to
  shareholders              (14,662,873)    (16,741,123)    (19,216,844)
                          ---------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   28,921,503     141,504,732     207,805,168
   Class B                   18,905,610      48,161,809     132,321,833
   Class C                    2,369,344       7,797,317      14,085,627
   Class I                       41,932              --              --

                                   2004           2003*            2002

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                    2,971,684       3,096,505       2,650,009
   Class B                    9,046,769      10,444,747      12,557,843
   Class C                      226,402         342,006         350,032
   Class I                          288              --              --
                          ---------------------------------------------
                             62,483,532     211,347,116     369,770,512

 Cost of shares redeemed:
   Class A                  (45,088,467)   (134,112,683)   (180,730,168)
   Class B                 (101,629,897)   (114,314,699)    (99,780,727)
   Class C                   (6,344,857)    (13,253,516)     (6,334,835)
   Class I                      (15,979)             --              --
                          ---------------------------------------------
                           (153,079,200)   (261,680,898)   (286,845,730)
    Increase (decrease)
     in net assets
     derived from
     capital share
     transactions           (90,595,668)    (50,333,782)     82,924,782
                          ---------------------------------------------
    Net increase
     (decrease) in net
     assets                 (91,370,450)    (67,445,247)    107,941,380

NET ASSETS:
Beginning of period       $ 520,417,391   $ 587,862,638     479,921,258
                          ---------------------------------------------
End of period             $ 429,046,941   $ 520,417,391   $ 587,862,638
                          =============================================
Accumulated
 distributions in excess
 of net investment
 income                   $    (202,062)  $    (318,666)  $     (58,709)
                          =============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     JANUARY 1,
                                                        2003                                   CLASS A
                                      YEAR ENDED       THROUGH       ------------------------------------------------------------
                                      OCTOBER 31,    OCTOBER 31,                       YEAR ENDED DECEMBER 31,
                                         2004           2003*          2002          2001               2000               1999
Net asset value at beginning of
  period                                $  8.42        $  8.67       $  8.25       $  8.19            $  7.75            $  8.46
                                        -------        -------       -------       -------            -------            -------
Net investment income                      0.25           0.20          0.32          0.39(a)(e)         0.46(a)            0.42
Net realized and unrealized gain
  (loss) on investments                    0.05          (0.16)         0.47          0.12(e)            0.45              (0.65)
                                        -------        -------       -------       -------            -------            -------
Total from investment operations           0.30           0.04          0.79          0.51               0.91              (0.23)
                                        -------        -------       -------       -------            -------            -------
Less dividends and distributions:
  From net investment income              (0.28)         (0.29)        (0.37)        (0.39)             (0.46)             (0.42)
  Return of capital                       (0.04)            --            --         (0.06)             (0.01)             (0.06)
                                        -------        -------       -------       -------            -------            -------
Total dividends and distributions         (0.32)         (0.29)        (0.37)        (0.45)             (0.47)             (0.48)
                                        -------        -------       -------       -------            -------            -------
Net asset value at end of period        $  8.40        $  8.42       $  8.67       $  8.25            $  8.19            $  7.75
                                        =======        =======       =======       =======            =======            =======
Total investment return (b)                3.60%          0.50%(c)      9.75%         6.33%             12.20%             (2.81%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                  2.96%          2.85%+        3.76%         4.71%(e)           5.89%              5.17%
    Net expenses                           1.25%          1.25%+        1.19%         1.17%              1.16%              1.13%
    Expenses (before waiver)               1.27%          1.25%+        1.19%         1.17%              1.16%              1.13%
Portfolio turnover rate                     110%            99%          117%          151%               324%               255%
Net assets at end of period (in
  000's)                                $86,516        $99,852       $92,581       $59,405            $58,674            $34,116

                                                     JANUARY 1,
                                                        2003                                   CLASS C
                                      YEAR ENDED       THROUGH       ------------------------------------------------------------
                                      OCTOBER 31,    OCTOBER 31,                       YEAR ENDED DECEMBER 31,
                                         2004           2003*          2002          2001               2000               1999
Net asset value at beginning of
  period                                $  8.40        $  8.66       $  8.24       $  8.18            $  7.73            $  8.44
                                        -------        -------       -------       -------            -------            -------
Net investment income                      0.17           0.14          0.26          0.33(a)(e)         0.40(a)            0.36
Net realized and unrealized gain
  (loss) on investments                    0.07          (0.16)         0.46          0.12(e)            0.46              (0.66)
                                        -------        -------       -------       -------            -------            -------
Total from investment operations           0.24          (0.02)         0.72          0.45               0.86              (0.30)
                                        -------        -------       -------       -------            -------            -------
Less dividends and distributions:
  From net investment income              (0.21)         (0.24)        (0.30)        (0.34)             (0.41)             (0.36)
  Return of capital                       (0.04)            --            --         (0.05)             (0.00)(d)          (0.05)
                                        -------        -------       -------       -------            -------            -------
Total dividends and distributions         (0.25)         (0.24)        (0.30)        (0.39)             (0.41)             (0.41)
                                        -------        -------       -------       -------            -------            -------
Net asset value at end of period        $  8.39        $  8.40       $  8.66       $  8.24            $  8.18            $  7.73
                                        =======        =======       =======       =======            =======            =======
Total investment return (b)                2.92%         (0.25%)(c)     8.94%         5.54%             11.49%             (3.60%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                  2.21%          2.10%+        3.01%         3.96%(e)           5.14%              4.42%
    Net expenses                           2.00%          2.00%+        1.94%         1.92%              1.91%              1.88%
    Expenses (before waiver)               2.02%          2.00%+        1.94%         1.92%              1.91%              1.88%
Portfolio turnover rate                     110%            99%          117%          151%               324%               255%
Net assets at end of period (in
  000's)                                $ 8,620        $12,385       $17,940       $ 9,245            $ 5,059            $   532

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 CLASS A     CLASS B    CLASS C
Decrease net investment income                                   ($0.03)     ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses              0.03        0.03       0.03
Decrease ratio of net investment income                           (0.37%)     (0.37%)    (0.37%)

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      JANUARY 1,
                         2003                                    CLASS B
    YEAR ENDED          THROUGH        ------------------------------------------------------------
    OCTOBER 31,       OCTOBER 31,                        YEAR ENDED DECEMBER 31,
       2004              2003*           2002          2001               2000               1999
     $   8.40          $   8.66        $   8.24      $   8.18           $   7.73           $   8.44
     --------          --------        --------      --------           --------           --------
         0.17              0.14            0.26          0.33(a)(e)         0.40(a)            0.36
         0.07             (0.16)           0.46          0.12(e)            0.46              (0.66)
     --------          --------        --------      --------           --------           --------
         0.24             (0.02)           0.72          0.45               0.86              (0.30)
     --------          --------        --------      --------           --------           --------
        (0.21)            (0.24)          (0.30)        (0.34)             (0.41)             (0.36)
        (0.04)               --              --         (0.05)             (0.00)(d)          (0.05)
     --------          --------        --------      --------           --------           --------
        (0.25)            (0.24)          (0.30)        (0.39)             (0.41)             (0.41)
     --------          --------        --------      --------           --------           --------
     $   8.39          $   8.40        $   8.66      $   8.24           $   8.18           $   7.73
     ========          ========        ========      ========           ========           ========
         2.92%            (0.25%)(c)       8.94%         5.54%             11.49%             (3.60%)
         2.21%             2.10%+          3.01%         3.96%(e)           5.14%              4.42%
         2.00%             2.00%+          1.94%         1.92%              1.91%              1.88%
         2.02%             2.00%           1.94%         1.92%              1.91%              1.88%
          110%               99%            117%          151%               324%               255%
     $333,884          $408,180        $477,341      $411,271           $403,374           $483,495

          CLASS I
     -----------------
     JANUARY 2, 2004**
          THROUGH
        OCTOBER 31,
           2004
         $   8.44
         --------
             0.29
            (0.04)
         --------
             0.25
         --------
            (0.28)
               --
         --------
            (0.28)
         --------
         $   8.41
         ========
             2.99%(c)
             3.34%+
             0.87%+
             0.89%+
              110%
         $     26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax

 18   MainStay Government Fund
regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between distributions in excess of net investment income, accumulated net realized loss and additional paid-in capital arising from permanent differences; net assets at October 31, 2004 are not affected.

 DISTRIBUTIONS IN EXCESS   ACCUMULATED NET
     NET INVESTMENT        REALIZED LOSS ON     ADDITIONAL
         INCOME              INVESTMENTS      PAID-IN CAPITAL
       $3,776,494             $8,462,615       $(12,239,109)
 ----------------------------------------------------------------

The reclassifications for the Fund are primarily due to a tax return of capital and expiration of capital loss carryforwards for tax purposes.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and expenses and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004 the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $1 billion and 0.55% annually on assets in excess of $1 billion. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.10% of the Fund's average net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.05%, 1.80% and 1.80% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent reduction in the management fee for Class I. For the year ended October 31, 2004, the Manager earned from the Fund $2,805,337, and waived $108,955 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for

                                                    www.mainstayfunds.com     19
distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $20,960 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $9,536, $241,096 and $5,664, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $1,527,195.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Government Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $13,575 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $73,420 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

                                          TOTAL
 ACCUMULATED CAPITAL    UNREALIZED     ACCUMULATED
  AND OTHER LOSSES     APPRECIATION       LOSS

    $(42,344,625)       $9,351,820    $(32,992,805)
 ------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to premium amortization adjustments.

At October 31, 2004 for federal income tax purposes, capital loss carryforwards of $42,344,625 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)

        2005          $ 1,897
        2007           30,060
        2008            6,930
        2012            3,458
  ---------------------------
                      $42,345
  ---------------------------

 20   MainStay Government Fund

The tax character of distributions paid for the year ended October 31, 2004, during the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004         2003         2002
Distributions paid from
  Ordinary Income      $12,071,371  $16,741,123  $19,216,844
  Return of Capital      2,591,502           --           --
------------------------------------------------------------
                       $14,662,873  $16,741,123  $19,216,844
------------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of U.S. Government securities were $499,968 and $525,206, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $8,548 and $17,720, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:
As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $78,874,982. The Fund received $95,331,878 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                    YEAR ENDED
                                 OCTOBER 31, 2004
                       CLASS A   CLASS B  CLASS C   CLASS I*

Shares sold              3,442     2,242      283          5
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            355     1,081       27      --(a)
------------------------------------------------------------
                         3,797     3,323      310          5
------------------------------------------------------------
Shares redeemed        (5,368)  (12,128)    (757)        (2)
------------------------------------------------------------
Net increase
  (decrease)           (1,571)   (8,805)    (447)          3
------------------------------------------------------------

                                    JANUARY 1, THROUGH
                                    OCTOBER 31, 2003**
                                 CLASS A   CLASS B  CLASS C

Shares sold                       16,411     5,582      907
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      361     1,219       40
-----------------------------------------------------------
                                  16,772     6,801      947
-----------------------------------------------------------
Shares redeemed                 (15,587)  (13,363)  (1,545)
-----------------------------------------------------------
Net increase (decrease)            1,185   (6,562)      598
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                 CLASS A   CLASS B  CLASS C

Shares sold                       24,465    15,607    1,659
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      314     1,491       41
-----------------------------------------------------------
                                  24,779    17,098    1,700
-----------------------------------------------------------
Shares redeemed                 (21,296)  (11,840)    (749)
-----------------------------------------------------------
Net increase                       3,483     5,258      951
-----------------------------------------------------------

(a)   Less than one thousand.
*   First offered on January 1, 2004.
**  The Fund changed its fiscal year end from December 31 to October 31.

                                                    www.mainstayfunds.com     21

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 22   MainStay Government Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Government Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102;
or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 26   MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     27

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06342         (RECYCLE LOGO)                                  MSG11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                              21
----------------------------------------------------

Notes to Financial Statements                     26


Report of Independent Registered Public
Accounting Firm                                   34
----------------------------------------------------

Trustees and Officers                             35
----------------------------------------------------

Proxy Voting Policies and Procedures              37
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        37
----------------------------------------------------

MainStay Funds                                    38

 2   MainStay High Yield Corporate Bond Fund

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.47%  6.84%   8.98%
Excluding sales charges  12.53   7.82    9.48

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                         BOND FUND                         YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/94                                                                    9550                              10000
                                                                           11171                              11524
                                                                           12904                              12731
                                                                           14876                              14608
                                                                           14363                              14244
                                                                           16210                              15033
                                                                           16397                              14918
                                                                           15529                              14973
                                                                           14601                              14963
                                                                           20993                              19671
10/31/04                                                                   23624                              22221

  --   MainStay High Yield Corporate Bond Fund  --   Credit Suisse First Boston High Yield Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        6.65%  6.75%   8.72%
Excluding sales charges  11.65   7.01    8.72

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                   MAINSTAY HIGH YIELD         CREDIT SUISSE FIRST
                                                   CORPORATE BOND FUND       BOSTON HIGH YIELD INDEX
                                                   -------------------       -----------------------
10/31/94                                                  10000                       10000
                                                          11624                       11524
                                                          13352                       12731
                                                          15314                       14608
                                                          14671                       14244
                                                          16443                       15033
                                                          16500                       14918
                                                          15499                       14973
                                                          14498                       14963
                                                          20664                       19671
10/31/04                                                  23070                       22221

  --   MainStay High Yield Corporate Bond Fund  --   Credit Suisse First Boston High Yield Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       10.65%  7.01%   8.72%
Excluding sales charges  11.65   7.01    8.72

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                         BOND FUND                         YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/94                                                                   10000                              10000
                                                                           11624                              11524
                                                                           13352                              12731
                                                                           15314                              14608
                                                                           14671                              14244
                                                                           16443                              15033
                                                                           16500                              14918
                                                                           15499                              14973
                                                                           14498                              14963
                                                                           20664                              19671
10/31/04                                                                   23070                              22221

  --   MainStay High Yield Corporate Bond Fund  --   Credit Suisse First Boston High Yield Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         12.77%  8.07%   9.77%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                         BOND FUND                         YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/94                                                                   10000                              10000
                                                                           11732                              11524
                                                                           13601                              12731
                                                                           15744                              14608
                                                                           15219                              14244
                                                                           17224                              15033
                                                                           17464                              14918
                                                                           16562                              14973
                                                                           15628                              14963
                                                                           22520                              19671
10/31/04                                                                   25396                              22221

  --   MainStay High Yield Corporate Bond Fund  --   Credit Suisse First Boston High Yield Index

                                                 ONE    FIVE     TEN
BENCHMARK PERFORMANCE                           YEAR    YEARS   YEARS

Credit Suisse First Boston(TM) High Yield
Index(1)                                        12.96%  8.13%   8.31%
Average Lipper high current yield fund(2)       11.03   4.93    5.94

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,051.65       $ 5.21      $1,019.45       $ 5.13
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,046.90       $ 9.06      $1,016.20       $ 8.92
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,046.90       $ 9.06      $1,016.20       $ 8.92
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                   $1,000.00     $1,052.90       $ 3.41      $1,021.70       $ 3.35
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                                  59.50%
Short-Term Investments (collateral from Securities is 3.8%)                      28.10%
Foreign Corporate Bonds                                                           9.60%
Convertible Bonds                                                                 3.60%
Yankee Bonds                                                                      2.60%
Common Stocks                                                                     3.30%
Loan Assignments and Participations                                               2.00%
Preferred Stocks                                                                  1.80%
Convertible Preferred Stocks                                                      0.50%
Warrants                                                                          0.10%
Liabilities in Excess of Cash and Other Assets                                  -11.10%

See Portfolio of Investments on page 8 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedGlobalCom, Inc.
 2.  Sovereign Real Estate Investment Corp. 12.00%,
     Class A
 3.  El Paso Production Holding Co. 7.75%, due
     6/1/13
 4.  Ono Finance PLC 10.50%, due 5/15/14
 5.  Goodyear Tire & Rubber Co. (The) 2nd Lien Note
     11.00%, due 3/1/11
 6.  Cedar Brakes II LLC 9.875%, due 9/1/13
 7.  Crescent Real Estate Equities L.P. 7.50%, due
     9/15/07
 8.  HCA, Inc. 7.50%, due 11/15/95
 9.  Hollinger Participation Trust 12.125%, due
     11/15/10
10.  Rainbow National Services LLC 10.375%, due
     9/1/14

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and J. Matthew Philo of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that we consider to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Fund's principal investments include domestic corporate debt securities, Yankee or dollar-denominated debt securities, zero coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

WHAT TRENDS DROVE THE STRONG PERFORMANCE OF THE HIGH-YIELD MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The high-yield-bond bull market that started in the fourth quarter of 2002 continued through most of the 12-month reporting period. Advances were fueled by positive fundamental and technical factors. High-yield default rates continued to decline from their peak in 2002, which encouraged investors. An ongoing economic recovery increased the probability that high-yield issuers would meet their debt obligations. New money also flowed into the asset class during the reporting period, and the supply of new issuance failed to keep up with demand. In addition, high-yield bonds were being refinanced at more-attractive interest rates, which resulted in frequent tenders. (A tender is a payment for bonds called prior to maturity.) This refinancing activity significantly decreased the difference in yield between high-yield bonds and comparable investment-grade bonds. Such a decrease is often referred to as spread tightening. The three 25-basis-point Federal Reserve interest-rate hikes--one in June, one in August, and one in September of 2004--were widely anticipated by investors and were already priced into the market by the time the Federal Open Market Committee actually raised the targeted federal funds rate.

WHAT EFFECT DID THESE MARKET TRENDS HAVE ON THE FUND?

As a result of the high-yield bond market's upward climb, we kept cash levels in the Fund higher than usual during the reporting period. We found only a limited number of attractive buying opportunities, and we had some concerns regarding the quality of newly issued securities. The Fund also experienced higher-than-normal tenders from bond issuers, which further added to the Fund's cash level.

HOW DID YOU POSITION THE FUND FROM A SECTOR OR INDUSTRY PERSPECTIVE?

We are bottom-up investors, so the Fund's exposure to various sectors and industries is primarily the result of individual security selection. Over the 12 months ended October 31, 2004, we reduced the Fund's exposure to utilities, wireless communications, telecommunications, information technology, and food/tobacco bonds. We increased the Fund's absolute weightings in bonds issued by services and chemicals companies. At the end of October 2004, the Fund's largest overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index(2) were in broadcasting, cable/wireless, and airlines. At the same time, the Fund held underweighted positions relative to the benchmark index in gaming, manufacturing, and food & drug bonds.

DID YOU ADJUST THE FUND'S DURATION POSITIONING DURING THE PERIOD?

As bottom-up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics similar to those of equities. For this reason, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management, are not the focal point of our investment process. That said, we believe that our general duration parameters of plus or minus 10% of the benchmark index may tend to reduce

High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. See footnote on page 4 for more information on the Credit Suisse First Boston(TM) High Yield Index.

 6   MainStay High Yield Corporate Bond Fund
the duration risk of the Fund. We feel that the ultimate driver of high-yield returns is the default rate, which has steadily decreased over the last 24 months. While rising interest rates might have a negative impact on the Fund, we would expect the effects to be less than the related impact on investment-grade debt. Over the last 12 months, the yield on the 10-year Treasury bond fell from 4.30% to 4.03%. Over the same period, high-yield bonds rallied even more, with the yield on the Credit Suisse First Boston(TM) High Yield Index falling from 8.36% to 7.26%. (The term "rally" is used because bond prices tend to rise when yields fall.)

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

The Fund's metal-related bonds--such as AK Steel, Algoma Steel, and Allegheny Ludlum--were among the top performers for the 12-month reporting period, as the prices of many basic commodities, including steel, exhibited meaningful strength. An increase in North American manufacturing activity contributed to this trend. A weaker U.S. dollar and strong end-user demand in Asia also reduced the threat posed by low-priced imported steel. These trends also made the removal of protective tariffs by the Bush administration in November 2003 something of a nonevent for the industry.

Cable companies, including FrontierVision and UGC Europe, were also among the Fund's strongest performers during the reporting period. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe. These companies were among several cable providers that reported good earnings over the 12-month period, leading to upbeat expectations for the industry as a whole.

WERE THERE OTHER AREAS OF STRENGTH IN THE FUND'S PORTFOLIO?

Several of the Fund's wireless companies performed well during the reporting period. US Unwired, Alamosa, Nextel International, and Mobifon each outperformed related securities in the CSFB High Yield Index. The Fund's holdings in Nextel International consisted of equity received as the result of a restructuring at the beginning of 2003.

WERE THERE ANY HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

The Fund's investments in the airline industry had disappointing performance, as airline costs climbed with the rising price of oil. Concerns about a possible bankruptcy at Delta Airlines affected our position in the company. Delta sought a resolution with the pilots' union that didn't arrive until the end of October 2004. Delta Airlines and Northwest Airlines were among the Fund's poorest performers during the reporting period.

Other Fund holdings that produced disappointing results were securities issued by utilities company Calpine and machinery company Thermadyne Holdings.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Over the 12 months ended October 31, 2004, we initiated positions in several securities. The Fund lost UGC Europe bonds and took on UnitedGlobalCom stock as part of a corporate action. Other significant additions to the Fund's portfolio included issues of El Paso Production Holdings, Ono Finance, Goodyear Tire & Rubber, and Rainbow National Services. We eliminated Fund holdings in Pacific G&E and Alamosa PCS Holding. We also sold securities of Nextel International that the Fund had received during the company's restructuring.

WHAT DO YOU ANTICIPATE FOR THE HIGH-YIELD BOND MARKET GOING FORWARD?

We believe the high-yield bond market may have now approached fair value relative to U.S. Treasuries. Thus, we are becoming concerned that we may not be adequately compensated for both interest-rate risk and credit risk at current yield-spread levels. We intend to increase the Fund's exposure to floating-rate debt and to actively sell bonds that have reached our price targets. We may also allow the Fund's cash levels to remain higher than normal until we see a correction in the high-yield bond market. In our view, the opportunity cost of elevated cash levels versus high-yield bonds is not as great as deviating from our investment process simply to lower the cash level of the portfolio. We will seek to use the cash tactically, taking quick action should investment opportunities arise, especially in the new-issue market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (77.3%)+
CONVERTIBLE BONDS (3.6%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                 $ 11,530,000   $    5,592,050
                                                                   --------------

COMMUNICATIONS EQUIPMENT (1.8%)
CIENA Corp.
  3.75%, due 2/1/08 (d)                               39,835,000       33,262,225
Nortel Networks Corp.
  4.25%, due 9/1/08 (d)                               33,670,000       32,533,637
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                           15,490,000       14,250,800
                                                                   --------------
                                                                       80,046,662
                                                                   --------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
  3.25%, due 8/15/05 (d)                               9,040,000        8,994,800
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (e)(f)                          61,533,853        8,307,070
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (k)                      18,015,000       13,533,769
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                  18,790,000       19,424,162
                                                                   --------------
                                                                       32,957,931
                                                                   --------------
INSURANCE (0.1%)
Loews Corp.
  3.125%, due 9/15/07                                  3,395,000        3,339,831
                                                                   --------------

IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23 (d)                              5,785,000        5,915,163
                                                                   --------------

MEDIA (0.1%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                              12,365,000        2,905,775
                                                                   --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
LSI Logic Corp.
  4.00%, due 11/1/06                                  13,670,000       13,652,913
                                                                   --------------
Total Convertible Bonds
  (Cost $176,435,127)                                                 161,712,195
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (59.5%)
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                 $ 10,660,000   $   10,766,600
  8.50%, due 10/1/10                                   1,965,000        2,151,675
  Series B
  8.875%, due 5/1/11                                   1,405,000        1,478,060
  9.50%, due 11/1/08                                   1,000,000        1,031,670
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                   5,580,000        6,096,150
  9.00%, due 8/1/09                                   14,815,000       16,555,763
                                                                   --------------
                                                                       38,079,918
                                                                   --------------
AIRLINES (2.1%)
Continental Airlines, Inc.
  Series A
  7.875%, due 7/2/18 (d)                              26,521,907       24,978,863
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (d)                             35,988,000       12,955,680
  Series B
  9.25%, due 12/27/07 (i)                              5,175,000        2,458,125
  9.25%, due 3/15/22 (d)                               9,000,000        3,240,000
  9.75%, due 5/15/21                                   1,380,000          496,800
  10.00%, due 8/15/08 (d)                              8,125,000        4,265,625
  10.375%, due 2/1/11                                  3,895,000        1,772,225
  10.375%, due 12/15/22 (d)                           12,575,000        4,652,750
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                     960,000          816,000
  8.97%, due 1/2/15 (d)                                1,913,734        1,193,328
  9.875%, due 3/15/07 (d)                             29,050,000       22,368,500
  10.00%, due 2/1/09 (d)                              22,430,000       15,364,550
                                                                   --------------
                                                                       94,562,446
                                                                   --------------
AUTO COMPONENTS (2.6%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                  2,195,000        1,997,450
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                     55,000           56,650
  8.75%, due 3/1/12 (d)                                3,995,000        4,454,425
Collins & Aikman Products
  12.875%, due 8/15/12 (c)(d)                         21,275,000       18,402,875

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 8   MainStay High Yield Corporate Bond Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO COMPONENTS (CONTINUED)
Dana Corp.
  7.00%, due 3/1/29 (d)                             $ 15,660,000   $   15,346,800
  9.00%, due 8/15/11 (d)                               8,355,000        9,942,450
Goodyear Tire & Rubber Co. (The)
  6.625%, due 12/1/06 (d)                              7,469,000        7,693,070
  6.375%, due 3/15/08 (d)                              2,485,000        2,410,450
  8.50%, due 3/15/07 (d)                               4,605,000        4,720,125
V 2nd Lien Note
  11.00%, due 3/1/11 (c)(h)                           40,235,000       45,063,200
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13 (d)                              7,625,000        8,883,125
                                                                   --------------
                                                                      118,970,620
                                                                   --------------
BUILDING PRODUCTS (0.7%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                 12,865,000       13,701,225
Interline Brands, Inc.
  11.50%, due 5/15/11                                 10,360,000       11,499,600
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  7,595,000        7,670,950
                                                                   --------------
                                                                       32,871,775
                                                                   --------------
CAPITAL MARKETS (0.6%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09 (d)                               8,720,000        8,720,000
  11.00%, due 5/15/12                                 17,800,000       18,267,250
                                                                   --------------
                                                                       26,987,250
                                                                   --------------
CHEMICALS (3.2%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                              19,870,000       21,906,675
Equistar Chemicals, LP
  7.55%, due 2/15/26                                  13,995,000       13,365,225
  10.125%, due 9/1/08                                  5,685,000        6,530,644
  10.625%, due 5/1/11 (d)                             12,905,000       14,905,275
FMC Corp.
  10.25%, due 11/1/09                                     30,000           34,800
Lyondell Chemical Co.
  9.50%, due 12/15/08 (d)                              7,965,000        8,681,850
  10.50%, due 6/1/13 (d)                              14,310,000       16,885,800
Millennium America, Inc.
  7.00%, due 11/15/06                                  7,395,000        7,727,775
  7.625%, due 11/15/26 (d)                             8,115,000        7,790,400
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                11,780,000       12,663,500

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Terra Capital, Inc.
  12.875%, due 10/15/08                             $ 28,715,000   $   35,606,600
                                                                   --------------
                                                                      146,098,544
                                                                   --------------
COMMERCIAL BANKS (0.2%)
UGS Corp.
  10.00%, due 6/1/12 (c)(d)                            8,270,000        9,262,400
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (1.9%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                  3,380,000        2,585,700
El Comandante Capital Corp.
  11.75%, due 12/15/04 (e)(i)                         17,186,051        9,839,014
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                             14,095,000       13,531,200
Language Line, Inc.
  11.125%, due 6/15/12 (c)                             8,695,000        9,303,650
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                               12,965,000       13,548,425
Phoenix Color Corp.
  10.375%, due 2/1/09                                  7,935,000        7,538,250
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05                                 27,851,000       27,851,000
                                                                   --------------
                                                                       84,197,239
                                                                   --------------
COMMUNICATIONS EQUIPMENT (1.0%)
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (d)                              8,959,000        9,182,975
  6.45%, due 3/15/29 (d)                              26,340,000       22,619,475
  6.50%, due 1/15/28                                   5,485,000        4,689,675
  7.25%, due 7/15/06 (d)                               6,450,000        6,837,000
                                                                   --------------
                                                                       43,329,125
                                                                   --------------
CONSTRUCTION & ENGINEERING (1.4%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                             3,200,000        3,520,000
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                            18,015,000       19,681,387
Shaw Group, Inc. (The)
  10.75%, due 3/15/10 (d)                             22,139,000       23,633,383
URS Corp.
  11.50%, due 9/15/09                                 13,267,000       15,257,050
  Series B
  12.25%, due 5/1/09                                     205,000          218,325
                                                                   --------------
                                                                       62,310,145
                                                                   --------------
CONTAINERS & PACKAGING (2.1%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                      45,000           48,937
  8.25%, due 5/15/13 (d)                               5,710,000        6,281,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
Owens-Brockway Glass Container, Inc. (continued)
  8.75%, due 11/15/12 (d)                           $  8,710,000   $    9,820,525
  8.875%, due 2/15/09                                 24,525,000       26,916,187
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                  10,530,000       10,793,250
  8.10%, due 5/15/07 (d)                              26,405,000       27,989,300
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)(d)                           9,930,000        9,470,738
  Series B
  12.75%, due 6/15/10 (d)                              3,035,000        2,276,250
                                                                   --------------
                                                                       93,596,187
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                 21,864,105       24,269,156
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  8,065,000        8,609,388
ESI Tractebel Acquisition Corp.
  Series B
  7.99%, due 12/30/11                                 14,245,000       15,261,295
IPC Acquisition Corp.
  11.50%, due 12/15/09                                22,580,000       24,950,900
National Beef Packing Co.
  10.50%, due 8/1/11                                   2,780,000        2,849,500
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14 (c)                       27,335,000       17,972,763
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)(d)                            10,205,000       10,919,350
V 10.375%, due 9/1/14 (c)(d)                          35,590,000       38,793,100
UCAR Finance, Inc.
  10.25%, due 2/15/12                                 20,290,000       23,130,600
                                                                   --------------
                                                                      166,756,052
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (i)                               9,455,000        8,178,575
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06 (d)                               7,580,000        7,788,450
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)(d)                           26,385,000       26,187,112
  Series B
  7.50%, due 11/1/08                                   2,208,000        2,009,280
  7.50%, due 2/15/14 (c)(d)                           12,825,000       12,376,125
Qwest Corp.
  5.625%, due 11/15/08                                 1,420,000        1,420,000
  7.50%, due 6/15/23                                     335,000          314,900

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Corp. (continued)
  8.875%, due 6/1/31                                $  3,600,000   $    3,636,000
  9.125%, due 3/15/12 (c)                             13,755,000       15,508,763
Qwest Services Corp.
  13.50%, due 12/15/07 (c)                            11,631,000       13,317,495
  14.00%, due 12/15/10 (c)                            24,524,000       29,122,250
  14.00%, due 12/15/14 (c)                            12,881,000       15,972,440
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                  30,135,000       33,751,200
                                                                   --------------
                                                                      169,582,590
                                                                   --------------
ELECTRIC UTILITIES (1.7%)
V Cedar Brakes II LLC
  9.875%, due 9/1/13                                  38,328,309       43,502,631
Consumers Energy Co.
  6.25%, due 9/15/06                                      35,000           36,954
Mirant Americas Generation LLC
  7.20%, due 10/1/08 (e)                               4,755,000        4,600,462
  8.30%, due 5/1/11 (e)                                1,325,000        1,281,937
  8.50%, due 10/1/21 (e)                               8,645,000        8,147,913
  9.125%, due 5/1/31 (e)                               6,220,000        5,909,000
Southern California Edison Co.
  8.00%, due 2/15/07                                  12,365,000       13,672,760
                                                                   --------------
                                                                       77,151,657
                                                                   --------------
ELECTRICAL EQUIPMENT (0.3%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                               12,365,000       12,828,687
                                                                   --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13                                 3,330,000        3,429,900
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (0.8%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                  3,625,000        3,661,250
  Series A
  7.625%, due 8/1/10                                   1,490,000        1,611,062
  8.375%, due 6/15/32                                 16,030,000       17,192,175
Grant Prideco, Inc.
  9.00%, due 12/15/09                                  3,125,000        3,507,812
  Series B
  9.625%, due 12/1/07                                     25,000           28,250
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                    1,710,000        1,829,700

 10   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Parker Drilling Co.
  9.625%, due 10/1/13 (d)                           $  6,745,000   $    7,503,813
  Series B
  10.125%, due 11/15/09                                3,021,000        3,183,379
                                                                   --------------
                                                                       38,517,441
                                                                   --------------
FOOD PRODUCTS (0.8%)
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (c)                               2,840,000        2,683,800
Seminis, Inc.
  10.25%, due 10/1/13                                  9,340,000       10,460,800
Swift & Co.
  10.125%, due 10/1/09                                 3,655,000        4,075,325
  12.50%, due 1/1/10 (d)                              16,418,000       18,265,025
                                                                   --------------
                                                                       35,484,950
                                                                   --------------
GAS UTILITIES (0.8%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                    5,555,000        5,663,039
  7.375%, due 2/15/24                                  1,785,000        1,827,394
  9.625%, due 11/1/21 (d)                             20,666,000       25,419,180
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   5,820,000        5,878,200
                                                                   --------------
                                                                       38,787,813
                                                                   --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Fisher Scientific International, Inc.
  8.125%, due 5/1/12                                   2,166,000        2,415,090
                                                                   --------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                  23,865,000       23,387,700
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                  2,710,000        2,770,975
Chemed Corp.
  8.75%, due 2/24/11                                  17,520,000       18,308,400
HCA, Inc.
V 7.50%, due 11/15/95 (g)                             44,715,000       41,711,985
  8.36%, due 4/15/24                                     100,000          107,543
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               6,455,000        7,455,525
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                 31,635,000       34,482,150
Vanguard Health Holding Co. II
  9.00%, due 10/1/14 (c)                              15,350,000       16,040,750
                                                                   --------------
                                                                      144,265,028
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HOTELS, RESTAURANTS & LEISURE (2.5%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                               $     20,000   $       23,375
  8.875%, due 9/15/08                                     70,000           80,588
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)                                  20,000           22,350
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  4,475,000        4,821,812
ITT Corp.
  7.375%, due 11/15/15                                18,475,000       20,876,750
  7.75%, due 11/15/25                                     10,000           10,700
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                 12,705,000       14,483,700
MGM Mirage, Inc.
  6.75%, due 9/1/12 (c)                                4,180,000        4,430,800
Mohegan Tribal Gaming Authorities
  6.375%, due 7/15/09                                  3,650,000        3,823,375
President Casinos, Inc.
  12.00%, due 12/31/05 (c)(e)(i)(l)                    7,567,000        3,783,500
  13.00%, due 12/31/05 (e)(i)(l)                      16,273,000        6,183,740
Six Flags, Inc.
  9.625%, due 6/1/14                                  12,100,000       11,555,500
  9.75%, due 4/15/13 (d)                               9,805,000        9,449,569
Trump Atlantic City Associates
  11.25%, due 5/1/06 (e)                              19,190,000       16,839,225
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                 16,900,000       19,413,875
                                                                   --------------
                                                                      115,798,859
                                                                   --------------
HOUSEHOLD DURABLES (0.2%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                   8,810,000        7,092,050
Foamex L.P.
  10.75%, due 4/1/09 (d)                               3,755,000        3,567,250
                                                                   --------------
                                                                       10,659,300
                                                                   --------------
INSURANCE (0.7%)
Crum & Forster
  10.375%, due 6/15/13                                19,730,000       21,111,100
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                  8,630,000        8,468,187
Lumbermens Mutual Casualty
  6.75%, due 12/15/28                                  1,555,000        1,391,725
  8.30%, due 12/1/37 (c)(e)                            8,300,000          207,500
  8.45%, due 12/1/97 (c)(e)                            2,575,000           64,375
  9.15%, due 7/1/26 (c)(e)                            41,823,000        1,045,575
                                                                   --------------
                                                                       32,288,462
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(i)(m)                      $  6,531,121   $    5,812,698
                                                                   --------------

IT SERVICES (0.2%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                    1,950,000        1,991,562
  7.125%, due 10/15/09 (d)                             4,740,000        5,146,450
  7.45%, due 10/15/29 (d)                              3,960,000        4,007,013
                                                                   --------------
                                                                       11,145,025
                                                                   --------------
MACHINERY (1.3%)
Dresser, Inc.
  9.375%, due 4/15/11                                    974,000        1,081,140
JLG Industries, Inc.
  8.25%, due 5/1/08                                       45,000           48,150
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                   36,245,000       34,251,525
Mueller Group, Inc.
  10.00%, due 5/1/12                                  11,965,000       12,922,200
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                   10,320,000        9,804,000
                                                                   --------------
                                                                       58,107,015
                                                                   --------------
MACHINERY & ENGINEERING (0.1%)
Dresser-Rand Group
  7.375%, due 11/1/14 (c)                              5,260,000        5,509,850
                                                                   --------------

MEDIA (6.0%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (e)                               1,820,000        1,537,900
  9.375%, due 11/15/09 (e)                             7,050,000        6,168,750
  10.25%, due 11/1/06 (e)                              9,310,000        7,960,050
  10.25%, due 6/15/11 (e)                             30,460,000       27,185,550
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (e)                            25,590,000       32,115,450
  11.875%, due 9/15/07 (e)                            10,615,000       13,534,125
  Series B
  11.875%, due 9/15/07 (e)                             4,495,000        5,731,125
V Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(m)                        33,411,661       40,762,226
Houghton Mifflin Co.
  7.20%, due 3/15/11                                   9,530,000       10,113,713
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                               12,955,000       13,570,363
Medianews Group, Inc.
  6.875%, due 10/1/13                                  6,935,000        7,195,063

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
MEDIA (CONTINUED)
Morris Publishing Group LLC
  7.00%, due 8/1/13                                 $ 19,795,000   $   20,190,900
PanAmSat Corp.
  9.00%, due 8/15/14 (c)(d)                           13,590,000       14,405,400
Paxson Communications Corp.
  (zero coupon), due 1/15/09 (d)                      29,860,000       25,978,200
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                   1,390,000        1,535,950
United Artists Theatres Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (i)                                3,363,981        3,431,260
Vertis, Inc.
  9.75%, due 4/1/09                                   15,035,000       16,388,150
Warner Music Group
  7.375%, due 4/15/14 (c)                              5,620,000        5,774,550
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                  4,230,000        4,526,100
Ziff Davis Media, Inc.
  Series B
  13.00%, due 8/12/09 (m)                             16,261,287       16,281,613
                                                                   --------------
                                                                      274,386,438
                                                                   --------------
METALS & MINING (0.8%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                 16,410,000       15,671,550
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 3,510,000        3,790,800
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                                  4,295,000        4,305,737
United States Steel LLC
  10.75%, due 8/1/08                                   9,425,000       11,168,625
                                                                   --------------
                                                                       34,936,712
                                                                   --------------
MULTILINE RETAIL (0.0%) (B)
Kmart Corp.
  Series 1995 Class K3
  8.54%, due 1/2/15 (e)                                2,556,666          830,916
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (5.4%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                              28,070,000       32,701,550
  10.00%, due 7/15/05 (c)(d)                          13,468,513       13,603,198
AES Eastern Energy LP
  Series 1999-A
  9.00%, due 1/2/17                                   18,402,215       20,702,492
  Series 1999-B
  9.67%, due 1/2/29                                   16,820,000       19,679,400

 12   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Calpine Corp.
  7.625%, due 4/15/06 (d)                           $    875,000   $      813,750
  7.75%, due 4/15/09 (d)                               9,020,000        5,096,300
  7.875%, due 4/1/08                                      50,000           30,125
  8.50%, due 7/15/10 (c)(d)                           44,670,000       32,832,450
  8.75%, due 7/15/07 (d)                               8,825,000        6,309,875
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (h)(i)                          22,802,047       22,802,047
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                             20,715,000       23,537,419
  10.125%, due 7/15/13 (c)                             3,440,000        4,007,600
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                             27,350,000       30,119,188
Reliant Energy, Inc.
  9.25%, due 7/15/10                                   6,150,000        6,826,500
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05 (i)                                   4,749            4,833
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                              31,321,092       22,237,975
Westar Energy, Inc.
  7.125%, due 8/1/09                                      50,000           55,741
  7.875%, due 5/1/07                                   2,170,000        2,402,667
                                                                   --------------
                                                                      243,763,110
                                                                   --------------
OIL & GAS (2.6%)
El Paso Corp.
  6.95%, due 12/15/07                                  1,870,000        1,921,425
V El Paso Production Holding Co.
  7.75%, due 6/1/13                                   47,560,000       49,581,300
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                  12,035,000       11,553,600
Forest Oil Corp.
  8.00%, due 6/15/08                                   5,833,000        6,474,630
Gemstone Investors Ltd.
  7.71%, due 10/31/04                                  5,245,000        5,245,000
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                               1,560,000        1,758,900
Newfield Exploration Co.
  7.625%, due 3/1/11                                   1,785,000        2,012,587
  8.375%, due 8/15/12                                  1,665,000        1,885,613
Northwest Pipeline Corp.
  7.125%, due 12/1/25                                     45,000           46,463
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                    6,030,000        6,813,900

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS (CONTINUED)
Tesoro Petroleum Corp.
  8.00%, due 4/15/08                                $     40,000   $       43,500
Vintage Petroleum, Inc.
  7.875%, due 5/15/11                                     25,000           27,000
  8.25%, due 5/1/12                                   25,580,000       28,649,600
                                                                   --------------
                                                                      116,013,518
                                                                   --------------
PAPER & FOREST PRODUCTS (2.0%)
Bowater, Inc.
  9.00%, due 8/1/09                                    7,960,000        8,934,193
Georgia-Pacific Corp.
  8.00%, due 1/15/24 (d)                              22,075,000       25,551,812
  8.875%, due 2/1/10                                   7,040,000        8,289,600
  8.875%, due 5/15/31                                 25,535,000       31,471,888
  9.375%, due 2/1/13                                   7,650,000        9,007,875
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   7,275,000        7,638,750
                                                                   --------------
                                                                       90,894,118
                                                                   --------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
  11.75%, due 7/15/10                                 11,475,000       13,196,250
                                                                   --------------

REAL ESTATE (2.5%)
American Real Estate Partners L.P.
  8.125%, due 6/1/12 (c)                              23,940,000       25,256,700
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   7,982,000        9,099,480
  11.25%, due 6/15/11                                 25,215,000       29,501,550
Crescent Real Estate Equities L.P.
V 7.50%, due 9/15/07                                  41,047,000       42,381,028
  9.25%, due 4/15/09                                      25,000           27,125
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    9,105,000        9,196,050
                                                                   --------------
                                                                      115,461,933
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (d)                              1,500,000        1,293,750
  7.75%, due 5/15/13 (d)                               1,870,000        1,612,875
ON Semiconductor Corp.
  12.00%, due 3/15/10                                  1,845,000        2,163,263
                                                                   --------------
                                                                        5,069,888
                                                                   --------------
SPECIALTY RETAIL (0.5%)
Rent-Way, Inc.
  11.875%, due 6/15/10                                11,630,000       12,967,450
Stratus Technologies, Inc.
  10.375%, due 12/1/08                                10,180,000        8,653,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Williams Scotsman, Inc.
  10.00%, due 8/15/08                               $    370,000   $      403,300
                                                                   --------------
                                                                       22,023,750
                                                                   --------------
TOBACCO (0.4%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                              13,035,000       13,817,100
  10.625%, due 9/1/08 (c)                              2,300,000        2,415,000
                                                                   --------------
                                                                       16,232,100
                                                                   --------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (d)                              9,240,000        8,269,800
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00% beginning 7/31/05                            14,858,000       15,823,770
  11.00%, due 7/31/10                                  4,501,000        5,266,170
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                            5,250,000        3,950,625
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)(j)                            3,770,000        3,873,675
  8.375%, due 11/1/11 (c)                              3,775,000        3,892,969
  9.875%, due 11/1/12 (c)                              6,635,000        6,601,825
Dobson Communications Corp.
  8.875%, due 10/1/13                                  2,630,000        1,768,675
  10.875%, due 7/1/10 (d)                              2,955,000        2,275,350
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                             34,610,000       26,649,700
Triton PCS, Inc.
  8.50%, due 6/1/13 (d)                               13,745,000       12,611,037
                                                                   --------------
                                                                       82,713,796
                                                                   --------------
Total Corporate Bonds
  (Cost $2,544,047,675)                                             2,702,598,395
                                                                   --------------

FOREIGN CORPORATE BONDS (9.6%)
---------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.3%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                              8,725,000       11,986,521
                                                                   --------------

CHEMICALS (0.4%)
Acetex Corp.
  10.875%, due 8/1/09                                  3,745,000        4,119,500

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Invista
  9.25%, due 5/1/12 (c)                             $ 12,915,000   $   14,206,500
                                                                   --------------
                                                                       18,326,000
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                           37,195,000       36,265,125
  11.125%, due 7/15/11                                 9,230,000       10,683,725
                                                                   --------------
                                                                       46,948,850
                                                                   --------------
CONTAINERS & PACKAGING (1.4%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11 (d)                               26,110,000       29,765,400
  10.875%, due 3/1/13 (d)                             30,055,000       35,690,313
                                                                   --------------
                                                                       65,455,713
                                                                   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Mobifon Holdings BV
  12.50%, due 7/31/10                                 20,340,000       24,102,900
                                                                   --------------

FOOD & STAPLES RETAILING (0.1%)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (e)                               29,870,000        6,459,340
                                                                   --------------

FOOD PRODUCTS (0.6%)
Burns Philp Capital Property Ltd.
  9.50%, due 11/15/10                                  6,120,000        6,701,400
  10.75%, due 2/15/11                                 18,855,000       21,117,600
                                                                   --------------
                                                                       27,819,000
                                                                   --------------
INDUSTRIAL CONGLOMERATES (0.3%)
Stena AB
  9.625%, due 12/1/12                                 10,205,000       11,493,381
                                                                   --------------

MARINE (0.2%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(e)(i)                       10,425,000        7,506,000
                                                                   --------------

MEDIA (2.6%)
CanWest Media, Inc.
  Series B
  7.625%, due 4/15/13 (d)                             25,871,000       28,134,712
Hollinger, Inc.
  12.875%, due 3/1/11 (c)                              4,508,000        4,958,800
  2nd Lien
  12.875%, due 3/1/11 (c)                              3,610,000        3,659,638
V Ono Finance PLC
  10.50%, due 5/15/14 (c)                             38,195,000       48,828,856
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 22,825,000      19,479,329

 14   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Sun Media Corp.
  7.625%, due 2/15/13                               $     40,000   $       43,400
Telenet Group Holding NV
  (zero coupon), due 6/15/14 (d)
  11.50%, beginning 12/15/08 (c)                      16,265,000       12,361,400
                                                                   --------------
                                                                      117,466,135
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Calpine Canada Energy Finance ULC
  8.50%, due 5/1/08 (d)                               41,600,000       25,584,000
                                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Norske Skog Canada Ltd.
  Series D
  8.625%, due 6/15/11                                     85,000           91,800
Tembec Industries, Inc.
  7.75%, due 3/15/12                                   8,845,000        8,668,100
  8.50%, due 2/1/11 (d)                                6,355,000        6,497,988
                                                                   --------------
                                                                       15,257,888
                                                                   --------------
PERSONAL PRODUCTS (0.5%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                 18,220,000       20,770,800
                                                                   --------------

ROAD & RAIL (0.4%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                 16,270,000       18,466,450
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                             17,585,000       17,760,850
                                                                   --------------
Total Foreign Corporate Bonds
  (Cost $399,833,745)                                                 435,403,828
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (2.0%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Goodyear Tire &
  Rubber Co. (The)
  Bank debt, Term Loan
  6.059%, due 3/31/06 (h)(j)                          17,320,000       17,520,271
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (0.5%)
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11 (h)(j)                        $ 11,806,088   $   15,017,927
  9.96%, due 2/11/11 (h)(j)                            7,274,002        7,274,002
                                                                   --------------
                                                                       22,291,929
                                                                   --------------
CONTAINERS & PACKAGING (0.0%) (b)
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  8.00%, due 4/7/12 (h)(j)                             1,000,000        1,022,292
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10 (h)(j)                           18,000,000       17,937,000
                                                                   --------------

MEDIA (0.0%) (B)
Maxwell Communications Corp. PLC
  Facility A (e)(f)(h)(i)(j)(l)                        9,973,584           29,921
  Facility B (e)(f)(h)(i)(j)(l)                        1,131,066            6,217
                                                                   --------------
                                                                           36,138
                                                                   --------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Mirant Corp.
  Bank debt, Revolver 5
  4.75%, due 7/17/05 (e)(h)(j)(p)                      6,686,131        4,513,138
NRG Energy, Inc.
  Bank debt, Term Loan B
  5.55%, due 6/23/10 (h)(j)                            4,780,493        4,921,517
  Bank debt, Credit-Linked Deposit
  5.87%, due 6/23/10 (h)(j)                            2,708,333        2,790,938
                                                                   --------------
                                                                       12,225,593
                                                                   --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Amkor Technology, Inc.
  2nd Lien, Term Loan
  6.2875%, due 10/27/10 (h)(j)                        16,000,000       16,620,000
                                                                   --------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Secured Loan B
  4.54%, due 10/4/11 (h)(j)                            3,862,069        3,917,586
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $90,194,024)                                                   91,570,809
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (2.6%) (n)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Marsulex, Inc.
  9.625%, due 7/1/08                                $  6,355,000   $    6,513,875
                                                                   --------------
COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
  6.875%, due 9/1/23 (d)                               3,000,000        2,790,000
                                                                   --------------
CONTAINERS & PACKAGING (0.1%)
Smurfit Capital Funding PLC
  7.5%, due 11//25                                     3,475,000        3,492,375
                                                                   --------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                   6,465,676        6,578,825
  10.00%, due 11/5/10                                 19,909,136       22,696,415
                                                                   --------------
                                                                       29,275,240
                                                                   --------------
INSURANCE (0.3%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (d)                              3,437,000        3,033,153
  7.75%, due 7/15/37                                   4,810,000        4,040,400
  8.25%, due 10/1/15 (d)                               7,255,000        6,982,937
                                                                   --------------
                                                                       14,056,490
                                                                   --------------
MARINE (0.2%)
Sea Containers Ltd.
  10.75%, due 10/15/06 (d)                             6,830,000        7,103,200
                                                                   --------------

MEDIA (0.2%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                  7,205,000        8,141,650
                                                                   --------------

METALS & MINING (0.6%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (i)                            23,265,000       26,056,800
                                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Tembec Industries, Inc.
  8.625%, due 6/30/09 (d)                             10,935,000       11,126,362
                                                                   --------------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                  4,075,000        4,146,313
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                 $  3,660,000   $    4,209,000
                                                                   --------------
Total Yankee Bonds
  (Cost $96,117,627)                                                  116,911,305
                                                                   --------------
Total Long-Term Bonds
  (Cost $3,306,628,198)                                             3,508,196,532
                                                                   --------------

                                                          SHARES
COMMON STOCKS (3.3%)
---------------------------------------------------------------------------------
AUTO COMPONENTS (0.3%)
Goodyear Tire & Rubber Co. (The) (a)(d)                1,512,400       15,244,992
                                                                   --------------

CHEMICALS (0.0%) (b)
General Chemical Industrial Products, Inc.
  (a)(i)(h)(l)                                             2,211          306,002
                                                                   --------------

CONTAINERS & PACKAGING (0.3%)
Owens-Illinois, Inc. (a)                                 630,150       11,676,680
                                                                   --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications Holdings Ltd. (a)(i)         3,920,467          401,848
                                                                   --------------

FOOD & STAPLES RETAILING (0.0%) (b)
TLC Beatrice International Holdings, Inc.
  (a)(i)(l)                                               25,000           25,000
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp. (a)(h)                                 1,580,150        4,187,398
Skilled Healthcare Group, Inc. (h)(i)(l)                  11,689          187,024
                                                                   --------------
                                                                        4,374,422
                                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(h)(i)                                 1,037,277        2,022,690
Remote Dynamics, Inc. (a)                                358,615          340,684
                                                                   --------------
                                                                        2,363,374
                                                                   --------------
MACHINERY (0.3%)
Joy Global, Inc.                                          69,947        2,363,509
Morris Material Handling, Inc. (a)(i)(h)(l)               69,236          366,951
Thermadyne Holdings Corp. (a)(i)                       1,237,712       12,995,976
                                                                   --------------
                                                                       15,726,436
                                                                   --------------

 16   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (1.7%)
Alliance Entertainment Corp. (a)(i)(h)(l)              1,095,395   $       10,954
Comcast Corp. Class A (a)                                496,500       14,646,750
V UnitedGlobalCom, Inc. (a)(d)                          8,232,838       61,581,628
                                                                   --------------
                                                                       76,239,332
                                                                   --------------
METALS & MINING (0.1%)
ACP Holding Co. (a)(c)(i)                              3,925,317        5,495,444
                                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.                             1,465,965        8,737,151
                                                                   --------------

TOBACCO (0.0%) (b)
North Atlantic Trading Co., Inc. (a)(h)(i)(l)              2,156          129,425
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
NEON Communications, Inc. (a)(h)(i)(l)                 1,842,941        2,303,676
US Unwired, Inc. (a)(d)                                2,127,490        6,595,219
                                                                   --------------
                                                                        8,898,895
                                                                   --------------
Total Common Stocks
  (Cost $207,986,291)                                                 149,619,001
                                                                   --------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
QuadraMed Corp. (c)(h)(i)
  5.50%                                                  814,000       20,350,000
                                                                   --------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc.
  12.00% (a)(h)(i)(l)                                    212,404        2,389,545
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $22,716,169)                                                   22,739,545
                                                                   --------------

PREFERRED STOCKS (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp. (a)(h)(i)(l)                          7,232               72
                                                                   --------------

MEDIA (0.6%)
Alliance Entertainment Corp.
  Series A1 (a)(h)(i)(l)                                     447          197,127
  Series A2 (a)(h)(i)(l)                                     503          221,823


                                                          SHARES            VALUE
MEDIA (CONTINUED)
Haights Cross Communications, Inc.
  16.00%, Class B (h)(i)(m)                              369,062   $   18,637,631
Paxson Communications Corp.
  13.25% (m)                                                 761        5,783,600
Ziff Davis Media, Inc.
  10.00%, Series E-1 (a)(i)                                4,240        2,204,800
                                                                   --------------
                                                                       27,044,981
                                                                   --------------
REAL ESTATE (1.2%)
V Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                     34,813       52,219,500
                                                                   --------------
Total Preferred Stocks
  (Cost $79,353,285)                                                   79,264,553
                                                                   --------------

WARRANTS (0.1%)
---------------------------------------------------------------------------------
CHEMICALS (0.0%) (b)
General Chemical Industrial Products, Inc.
  Series A
  Strike Price $195.43
  Expire 3/31/11 (a)(h)(i)(l)                              1,279           45,053
  Series B
  Strike Price $376.03
  Expire 3/31/11 (a)(h)(i)(l)                                947           11,234
                                                                   --------------
                                                                           56,287
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (b)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(i)(l)                              8,680               87
                                                                   --------------

MACHINERY (0.0%) (b)
Thermadyne Holdings Corp.
  Class B
  Strike Price $20.78
  Expire 5/23/06 (a)(i)(l)                                 2,198               13
                                                                   --------------

MEDIA (0.0%) (b)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(h)(i)(l)                               385                4
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(h)(i)(l)                           374,051            3,741
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(i)(l)                             40,495              405

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                          SHARES            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                  777,370   $       77,737
                                                                   --------------
                                                                           81,887
                                                                   --------------
METALS & MINING (0.1%)
ACP Holdings Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(i)                             3,871,278        5,419,789
                                                                   --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(h)(i)(l)                          1,842,941           18,430
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(h)(i)(l)                          1,062,401        1,328,001
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(h)(i)(l)                          1,274,805           12,748
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(i)                                14,230              142
                                                                   --------------
                                                                        1,359,321
                                                                   --------------
Total Warrants
  (Cost $7,002,205)                                                     6,917,384
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (28.1%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (13.3%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $ 25,000,000       24,998,763
American Express Credit Corp.
  1.80%, due 11/18/04                                 34,000,000       33,971,090
BellSouth Corporation
  1.78%, due 11/8/04                                  50,000,000       49,982,680
Chevron Texaco Funding Corp.
  1.75%, due 11/8/04                                  20,745,000       20,737,938
Ing Funding LLC
  1.78%, due 11/5/04                                  36,600,000       36,592,755
International Business Machines Corp.
  1.77%, due 11/22/04                                 90,000,000       89,907,016
Laguna CDO Corp.
  1.98%, due 11/5/04 (o)                               7,000,000        6,998,483
Lilly (Eli) & Co.
  1.72%, due 11/3/04                                  25,000,000       24,997,610

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Liquid Funding LTD
  1.88%, due 12/10/04 (o)                           $ 25,765,000   $   25,713,642
Morgan Stanley Dean Witter & Co.
  1.79%, due 11/4/04                                  36,465,000       36,459,560
Prudential Funding LLC
  1.76%, due 11/2/04                                  50,000,000       49,997,554
Stanfield Victoria Funding LLC
  2.15%, due 1/25/05 (o)                              20,000,000       19,900,833
Starbird Funding Corp.
  2.09%, due 3/14/05 (o)                              50,000,000       49,625,014
UBS Finance (Delaware) LLC
  1.89%, due 11/1/04                                   9,750,000        9,750,000
  1.84%, due 11/22/04                                 12,905,000       12,891,140
Wal-Mart Stores, Inc.
  1.74%, due 11/9/04                                  49,710,000       49,690,769
  1.83%, due 12/7/04                                  60,000,000       59,890,105
                                                                   --------------
Total Commercial Paper
  (Cost $602,104,952)                                                 602,104,952
                                                                   --------------

                                                          SHARES
INVESTMENT COMPANIES (4.1%)
AIM Institutional Funds Groups (o)                     3,411,773        3,411,773
Merrill Lynch Premier Institutional Fund             181,875,488      181,875,488
                                                                   --------------
Total Investment Companies
  (Cost $185,287,261)                                                 185,287,261
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
MASTER NOTE (2.6%)
Bank of America Securities LLC
  1.9549, due 11/1/04 (o)                           $117,274,000      117,274,000
                                                                   --------------
Total Master Note
  (Cost $117,274,000)                                                 117,274,000
                                                                   --------------
REPURCHASE AGREEMENTS (7.9%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $21,075,381 (o)
  (Collateralized by Various Bonds with a
  Principal Amount of $21,133,949 and a Market
  Value of $21,497,266)                               21,075,000       21,075,000

 18   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Dresdner Kleinwort Wasserstein Securities, LLC
  1.9449%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $105,017,018 (o)
  (Collateralized by Various Bonds with a
  Principal Amount of $108,997,000 and a Market
  Value of $110,255,617)                            $105,000,000   $  105,000,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $54,755,782 (o)
  (Collateralized by Various Bonds with a
  Principal Amount of $109,082,072 and a Market
  Value of $56,466,749)                               54,747,000       54,747,000
Merrill Lynch & Co.
  1.9549%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $128,619,950 (o)
  (Collateralized by Various Bonds with a
  Principal Amount of $127,172,207 and a Market
  Value of $135,033,402)                             128,599,000      128,599,000
Morgan Stanley & Co.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $50,591,114 (o)
  (Collateralized by Various Bonds with a
  Principal Amount of $77,178,570 and a Market
  Value of $53,206,513)                               50,583,000       50,583,000
                                                                   --------------
Total Repurchase Agreements (Cost $360,004,000)                       360,004,000
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%)
---------------------------------------------------------------------------------
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (e)(h)(j)(p)                    $  7,844,684   $    5,334,386
                                                                   --------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp. Revolver 1
  4.75%, due 1/15/05 (e)(h)(j)                         7,020,000        4,364,102
                                                                   --------------
Total Short-Term Loan Assignments & Participations
  (Cost $11,084,878)                                                    9,698,488
                                                                   --------------
Total Short-Term Investments
  (Cost $1,275,755,091)                                             1,274,368,701
                                                                   --------------
Total Investments
  (Cost $4,899,441,239) (q)                                111.1%   5,041,105,716(r)
Liabilities in Excess of Cash and Other Assets             (11.1)    (505,401,425)
                                                    ------------   --------------
Net Assets                                                 100.0%  $4,535,704,291
                                                    ============   ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Represents a security, or a portion thereof, which is out on loan.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  Partially segregated for unfunded loan commitments.
(h)  Restricted security.
(i)  Illiquid security.
(j) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(k) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(l) Fair valued security. The total market value of these securities at October 31, 2004 is $17,560,693, which reflects 0.39% of the Fund's net assets.
(m) PIK ("Payment in Kind") -- Interest or dividend payment is made with additional securities.
(n) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(o) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(p) This security has additional commitments and contingencies (see Note 7).
(q) The cost for federal income tax purposes is $4,978,382,008.
(r)  At October 31, 2004, net unrealized appreciation was
     $62,723,708 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $325,617,704 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $262,893,996.

     The following abbreviations are used in the above portfolio:
     C$ -- Canadian Dollar.
     E -- Euro.

 20   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $4,899,441,239) including
  $555,763,642 market value of securities
  loaned                                      $5,041,105,716
Deposit with broker for securities loaned                548
Cash denominated in foreign currencies
  (identified cost $223,852)                         223,852
Cash                                                 235,443
Receivables:
  Dividends and interest                          83,700,294
  Fund shares sold                                24,954,890
  Investment securities sold                       7,339,630
Other assets                                         209,302
                                              --------------
    Total assets                               5,157,769,675
                                              --------------
LIABILITIES:
Securities lending collateral                    582,928,293
Payables:
  Investment securities purchased                 16,947,225
  Fund shares redeemed                             6,473,319
  NYLIFE Distributors                              2,980,505
  Manager                                          2,142,002
  Transfer agent                                   1,010,336
  Custodian                                           77,697
  Trustees                                            56,162
Accrued expenses                                     518,875
Dividend payable                                   8,930,970
                                              --------------
    Total liabilities                            622,065,384
                                              --------------
Net assets                                    $4,535,704,291
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $    2,024,016
  Class B                                          4,463,886
  Class C                                            665,412
  Class I                                             36,177
Additional paid-in capital                     5,170,576,334
Accumulated distributions in excess of net
  investment income                              (27,263,761)
Accumulated net realized loss on investments    (756,708,963)
Net unrealized appreciation on investments       141,664,477
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies                                         246,713
                                              --------------
Net assets                                    $4,535,704,291
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $1,279,163,890
                                              ==============
Shares of beneficial interest outstanding        202,401,562
                                              ==============
Net asset value per share outstanding         $         6.32
Maximum sales charge (4.50% of offering
  price)                                                0.30
                                              --------------
Maximum offering price per share outstanding  $         6.62
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $2,814,176,056
                                              ==============
Shares of beneficial interest outstanding        446,388,551
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.30
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  419,496,497
                                              ==============
Shares of beneficial interest outstanding         66,541,190
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.30
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   22,867,848
                                              ==============
Shares of beneficial interest outstanding          3,617,748
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.32
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                      $375,434,532
  Dividends (a)                                    7,328,816
  Income from securities loaned -- net             1,694,679
                                                ------------
    Total income                                 384,458,027
                                                ------------
EXPENSES:
  Manager                                         25,282,743
  Distribution -- Class B                         21,440,867
  Distribution -- Class C                          3,199,194
  Service -- Class A                               3,159,532
  Service -- Class B                               7,146,020
  Service -- Class C                               1,066,529
  Transfer agent -- Class A, B, C                  6,026,871
  Transfer agent -- Class I                              841
  Professional                                       800,094
  Shareholder communication                          746,804
  Custodian                                          504,398
  Recordkeeping                                      481,807
  Trustees                                           302,546
  Registration                                       170,302
  Miscellaneous                                      191,284
                                                ------------
    Total expenses                                70,519,832
                                                ------------
Net investment income                            313,938,195
                                                ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                          102,765,613
  Foreign currency transactions                   13,793,549
                                                ------------
Net realized gain on investments and foreign
  currency transactions                          116,559,162
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                           83,097,032
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                198,126
                                                ------------
Net unrealized gain on investments and foreign
  currency transactions                           83,295,158
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   199,854,320
                                                ------------
Net increase in net assets resulting from
  operations                                    $513,792,515
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $22,095.

 22   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                  2004             2003*              2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment
  income               $   313,938,195   $   260,763,777   $   297,953,683
 Net realized gain
  (loss) on
  investments and
  foreign currency
  transactions             116,559,162      (287,738,041)     (249,447,304)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  foreign currency
  transactions              83,295,158     1,096,548,328       (87,269,328)
                       ---------------------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations          513,792,515     1,069,574,064       (38,762,949)
                       ---------------------------------------------------
Dividends and distributions to shareholders:

 From net investment income:
   Class A                 (93,887,880)      (78,354,579)      (74,335,867)
   Class B                (193,902,652)     (171,286,516)     (214,539,114)
   Class C                 (28,937,774)      (22,517,628)      (20,249,937)
   Class I                    (218,341)               --                --
  Return of capital:
   Class A                          --          (987,660)       (6,742,285)
   Class B                          --        (2,159,069)      (19,458,762)
   Class C                          --          (283,835)       (1,836,675)
                       ---------------------------------------------------
 Total dividends and
  distributions to
  shareholders            (316,946,647)     (275,589,287)     (337,162,640)
                       ---------------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                 757,113,555     1,302,380,040     1,409,215,356
   Class B                 258,995,408       428,352,766       430,111,828
   Class C                 152,107,934       241,748,257       175,254,924
   Class I                  23,399,481                --                --

                                  2004             2003*              2002

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions.
   Class A             $    62,973,482   $    49,609,674   $    42,735,569
   Class B                 129,078,409       107,720,153       142,980,666
   Class C                  16,718,558        11,150,967         9,763,262
   Class I                      54,774                --                --
                       ---------------------------------------------------
                         1,400,441,601     2,140,961,857     2,210,061,605

 Cost of shares redeemed:+
   Class A                (863,943,469)   (1,155,824,260)   (1,241,244,596)
   Class B                (571,894,928)     (381,101,499)     (557,477,978)
   Class C                (189,340,177)     (132,580,904)      (95,917,677)
   Class I                    (786,945)
                       ---------------------------------------------------
                        (1,625,965,519)   (1,669,506,663)   (1,894,640,251)
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions         (225,523,918)      471,455,194       315,421,354
                       ---------------------------------------------------
    Net increase
     (decrease) in
     net assets            (28,678,050)    1,265,439,971       (60,504,235)

NET ASSETS:
Beginning of period    $ 4,564,382,341     3,298,942,370     3,359,446,605
                       ---------------------------------------------------
End of period          $ 4,535,704,291   $ 4,564,382,341   $ 3,298,942,370
                       ===================================================
Accumulated
 distributions in
 excess of net
 investment income at
 end of period         $   (27,263,761)  $   (38,057,670)  $   (27,634,616)
                       ===================================================

*  The Fund changed its fiscal year end from December 31 to October 31.

+ Cost of shares redeemed net of redemption fee of $2,887, $6,489, $950, and $12 for the year ended October 31, 2004.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                          CLASS A
                                            YEAR ENDED      THROUGH      -------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*         2002       2001         2000       1999
Net asset value at beginning of period      $     6.05    $     4.95     $   5.56   $   6.10     $   7.41   $   7.54
                                            ----------    ----------     --------   --------     --------   --------
Net investment income                             0.46(a)       0.39         0.51       0.65(e)      0.80       0.79
Net realized and unrealized gain (loss) on
  investments                                     0.25          1.12        (0.54)     (0.50)(e)    (1.25)     (0.06)
Net realized and unrealized gain (loss) on
  foreign currency transactions                   0.02          0.00(c)     (0.02)      0.00(c)      0.02       0.02
                                            ----------    ----------     --------   --------     --------   --------
Total from investment operations                  0.73          1.51        (0.05)      0.15        (0.43)      0.75
                                            ----------    ----------     --------   --------     --------   --------
Less dividends and distributions:
  From net investment income                     (0.46)        (0.40)       (0.51)     (0.65)       (0.83)     (0.85)
  From net realized gain on investments             --            --           --         --        (0.05)     (0.03)
  Return of capital                                 --         (0.01)       (0.05)     (0.04)          --         --
                                            ----------    ----------     --------   --------     --------   --------
Total dividends and distributions                (0.46)        (0.41)       (0.56)     (0.69)       (0.88)     (0.88)
                                            ----------    ----------     --------   --------     --------   --------
Redemption fee (a)                                0.00(c)         --           --         --           --         --
                                            ----------    ----------     --------   --------     --------   --------
Net asset value at end of period            $     6.32    $     6.05     $   4.95   $   5.56     $   6.10   $   7.41
                                            ==========    ==========     ========   ========     ========   ========
Total investment return (b)                      12.53%        31.57%(d)    (0.78%)     2.49%       (6.48%)    10.33%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         7.44%         8.43%+       9.63%     10.84%(e)    11.35%     10.36%
    Net expenses                                  1.01%         1.01%+       1.07%      1.04%        1.03%      1.00%
    Expenses (before waiver)                      1.01%         1.01%+       1.08%      1.08%        1.07%      1.04%
Portfolio turnover rate                             41%           47%          50%        51%          54%        83%
Net assets at end of period (in 000's)      $1,279,164    $1,265,856     $850,899   $710,205     $456,770   $369,275

                                                          JANUARY 1,
                                                             2003                          CLASS C
                                            YEAR ENDED      THROUGH      -------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*         2002       2001         2000       1999
Net asset value at beginning of period      $     6.04    $     4.94     $   5.55   $   6.09     $   7.40   $   7.53
                                            ----------    ----------     --------   --------     --------   --------
Net investment income                             0.42(a)       0.36         0.46       0.61(e)      0.74       0.73
Net realized and unrealized gain (loss) on
  investments                                     0.24          1.12        (0.53)     (0.50)(e)    (1.25)     (0.06)
Net realized and unrealized gain (loss) on
  foreign currency transactions                   0.02          0.00(c)     (0.02)      0.00(c)      0.02       0.02
                                            ----------    ----------     --------   --------     --------   --------
Total from investment operations                  0.68          1.48        (0.09)      0.11        (0.49)      0.69
                                            ----------    ----------     --------   --------     --------   --------
Less dividends and distributions:
  From net investment income                     (0.42)        (0.38)       (0.48)     (0.61)       (0.77)     (0.79)
  From net realized gain on investments             --            --           --         --        (0.05)     (0.03)
  Return of capital                                 --         (0.00)(c)    (0.04)     (0.04)          --         --
                                            ----------    ----------     --------   --------     --------   --------
Total dividends and distributions                (0.42)        (0.38)       (0.52)     (0.65)       (0.82)     (0.82)
                                            ----------    ----------     --------   --------     --------   --------
Redemption fee (a)                                0.00(c)         --           --         --           --         --
                                            ----------    ----------     --------   --------     --------   --------
Net asset value at end of period            $     6.30    $     6.04     $   4.94   $   5.55     $   6.09   $   7.40
                                            ==========    ==========     ========   ========     ========   ========
Total investment return (b)                      11.65%        30.82%(d)    (1.53%)     1.72%       (7.20%)     9.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                         6.69%         7.68%+       8.88%     10.09%(e)    10.60%      9.61%
    Net expenses                                  1.76%         1.76%+       1.82%      1.79%        1.78%      1.75%
    Expenses (before waiver)                      1.76%         1.76%+       1.83%      1.83%        1.82%      1.79%
Portfolio turnover rate                             41%           47%          50%        51%          54%        83%
Net assets at end of period (in 000's)      $  419,496    $  422,392     $236,791   $174,205     $106,709   $ 67,181

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class I shares were offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

 24   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                               CLASS B
YEAR ENDED      THROUGH       ----------------------------------------------------
OCTOBER 31,   OCTOBER 31,                   YEAR ENDED DECEMBER 31,
   2004          2003*           2002         2001            2000         1999
$     6.04    $     4.94      $     5.55   $     6.09      $     7.40   $     7.53
----------    ----------      ----------   ----------      ----------   ----------
      0.42(a)       0.36            0.46         0.61(e)         0.74         0.73
      0.24          1.12           (0.53)       (0.50)(e)       (1.25)       (0.06)
      0.02          0.00(c)        (0.02)        0.00(c)         0.02         0.02
----------    ----------      ----------   ----------      ----------   ----------
      0.68          1.48           (0.09)        0.11           (0.49)        0.69
----------    ----------      ----------   ----------      ----------   ----------
     (0.42)        (0.38)          (0.48)       (0.61)          (0.77)       (0.79)
        --            --              --           --           (0.05)       (0.03)
        --         (0.00)(c)       (0.04)       (0.04)             --           --
----------    ----------      ----------   ----------      ----------   ----------
     (0.42)        (0.38)          (0.52)       (0.65)          (0.82)       (0.82)
----------    ----------      ----------   ----------      ----------   ----------
      0.00(c)         --              --           --              --           --
----------    ----------      ----------   ----------      ----------   ----------
$     6.30    $     6.04      $     4.94   $     5.55      $     6.09   $     7.40
==========    ==========      ==========   ==========      ==========   ==========
     11.65%        30.82%(d)       (1.53%)       1.72%          (7.20%)       9.51%
      6.69%         7.68%+          8.88%       10.09%(e)       10.60%        9.61%
      1.76%         1.76%+          1.82%        1.79%           1.78%        1.75%
      1.76%         1.76%+          1.83%        1.83%           1.82%        1.79%
        41%           47%             50%          51%             54%          83%
$2,814,176    $2,876,134      $2,211,253   $2,475,037      $2,609,320   $3,294,427

       CLASS I
     -----------
     JANUARY 2,
       2004**
       THROUGH
     OCTOBER 31,
        2004
     $     6.24
     ----------
           0.41(a)
           0.07
           0.00(c)
     ----------
           0.48
     ----------
          (0.40)
             --
             --
     ----------
          (0.40)
     ----------
           0.00(c)
     ----------
     $     6.32
     ==========
           7.97%(d)
           7.79%+
           0.66%+
           0.66%+
             41%
     $   22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange (generally 4:00 p.m.). Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Foreign currency forward contracts are valued at their fair market value determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2004, the Fund held securities with a value of $17,560,693 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 26   MainStay High Yield Corporate Bond Fund

(B) REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(E) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payments, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 7.)

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based

                                                    www.mainstayfunds.com     27
on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2004, are not effected.

     ACCUMULATED DISTRIBUTION          ACCUMULATED NET
         IN EXCESS OF NET             REALIZED LOSS ON
        INVESTMENT INCOME                INVESTMENTS
           $13,802,361                  $(13,802,361)

The reclassifications for the Fund are primarily due to premium amortization adjustments and foreign currency gain (loss).

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

     (i) market value of investment securities, other assets and liabilities -- at the valuation date,

    (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase of Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund.

 28   MainStay High Yield Corporate Bond Fund

MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the year ended October 31, 2004, the Manager earned from the Fund $25,282,743.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $581,524 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $186,789, $3,362,137 and $165,719, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $6,027,712.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the High Yield Corporate Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM, amounted to $133,867 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $481,807 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

                                                    www.mainstayfunds.com     29

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2004:

                                                             PRINCIPAL
                                        DATE(S) OF             AMOUNT/                              10/31/04          PERCENT OF
SECURITY                               ACQUISITION              SHARES                COST             VALUE          NET ASSETS
Alliance Entertainment Corp.
  Common Stock                             12/2/99         1,095,395         $   4,213,596      $     10,954                 0.0%(a)
  Series A1, Preferred Stock       5/19/99-12/2/99               447               446,889           197,127                 0.0(a)
  Series A2, Preferred Stock               12/2/99               503               956,239           221,823                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Amkor Technology, Inc.
  2nd Lien, Term Loan
  6.2875%, due 10/27/10                   10/29/04       $16,000,000            16,000,000        16,620,000                 0.3
--------------------------------------------------------------------------------------------------------------------------------
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                     11/26/03        22,802,047            22,859,185        22,802,047                 0.6
--------------------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Preferred Stock                  5/6/97-11/10/99             7,232            23,049,119                72                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
General Chemical Industrial
  Products, Inc.
  Common Stock                             5/25/04             2,211             4,572,110           306,002                 0.0(a)
  Warrants, Series A                       5/25/04             1,279               725,615            45,053                 0.0(a)
  Warrants, Series B                       5/25/04               947               198,093            11,234                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                            10/15/02         1,037,277               245,760         2,022,690                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.
  Bank debt, Term Loan
  6.059%, due 3/31/06              2/25/04-3/11/04        17,320,000            17,281,603        17,520,271                 0.4
  2nd Lien Note
  11.00%, due 3/1/11                       3/12/04        40,235,000            40,010,803        45,063,200                 1.0
--------------------------------------------------------------------------------------------------------------------------------
Graham Packaging Co., Inc.
  Bank debt, Term Loan C
  8.00%, due 4/7/12                        1/30/01         1,000,000             1,000,000         1,022,292                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications,
  Inc.
  Preferred Stock
  16.00%, Class B                          1/22/04           369,062            17,168,925        18,637,631                 0.4
  Warrants                                 1/22/04               385                     4                 4                 0.0(a)
  Warrants, Preferred Class A              1/22/04           374,051                 3,741             3,740                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Jostens IH Corp.
  Secured Loan B
  4.54%, due 10/4/11                       10/8/04         3,862,069             3,862,069         3,917,586                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Maxwell Communications Corp. PLC
  Facility A                      4/29/94-11/22/94         9,973,584                     0(b)         29,921                 0.0(a)
  Facility B                      4/29/94-11/22/94       L 1,131,066                     0(b)          6,217                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------

 30   MainStay High Yield Corporate Bond Fund

                                                             PRINCIPAL
                                        DATE(S) OF             AMOUNT/                              10/31/04          PERCENT OF
SECURITY                               ACQUISITION              SHARES                COST             VALUE          NET ASSETS
Mirant Corp.
  Bank debt, Revolver 1
  4.75%, due 1/15/05                       4/21/03       $ 7,020,000         $   5,806,021      $  4,364,102                 0.1%
  Bank debt, Revolver 5
  4.75%, due 7/15/05                1/6/04-4/27/04         6,686,131             5,444,918         4,513,138                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                    3/11/99-10/30/01            69,236                36,341           366,951                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                             9/11/03         1,842,941             1,632,528         2,303,676                 0.1
  Convertible Preferred Stock
  12.00%                                  11/25/02           212,404             2,366,169         2,389,545                 0.1
  Warrants                                 9/11/03         1,842,941             1,632,528            18,430                 0.0(a)
  Warrants, Class A                       11/25/02         1,062,401                10,624         1,328,001                 0.0(a)
  Warrants, Redeemable Preferred          11/25/02         1,274,805                12,748            12,748                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common stock                             4/21/04             2,156                    22           129,425                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NRG Energy, Inc.
  Bank debt, Term Loan B
  5.55%, due 6/23/10                      12/30/03         4,780,493             4,736,247         4,921,517                 0.1
  Bank debt, Credit-Linked
  Deposit
  5.875%, due 6/23/10                     12/30/03         2,708,333             2,681,592         2,790,938                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05               9/26/01-10/15/02         7,844,684             5,278,857         5,334,386                 0.1
--------------------------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Common Stock                             4/30/04         1,580,150                15,802         4,187,398                 0.1
  Convertible Preferred Stock
  5.50%                                    6/17/04           814,000            20,350,000        20,350,000                 0.4
--------------------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10                       6/12/03        18,000,000            17,534,764        17,937,000                 0.4
--------------------------------------------------------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11                      8/16/04        11,806,088            14,446,574        15,017,927                 0.3
  9.96%, due 2/11/11                       8/16/04         7,274,002             7,206,258         7,274,002                 0.2
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                              9/4/03            11,689                   117           187,024                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                             $ 241,785,861      $221,864,072                 4.9%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.
(b) Less than one dollar.

                                                    www.mainstayfunds.com     31

NOTE 6 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  UNDISTRIBUTED    ACCUMULATED                       TOTAL
    ORDINARY       CAPITAL AND      UNREALIZED    ACCUMULATED
     INCOME        OTHER LOSSES    APPRECIATION       LOSS
   $7,092,816     $(677,839,388)    $62,970,421  $(607,776,151)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, premium amortization adjustments, bond reorganizations and interest write-offs.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $677,839,388 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2009                  $202,686
            2010                   169,119
            2011                   306,034
  ---------------------------------------------
                                  $677,839
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                               2004          2003          2002
Distributions paid from:
  Ordinary Income      $316,946,647  $272,158,723  $309,124,918
  Return of Capital              --     3,430,564    28,037,722
---------------------------------------------------------------
                       $316,946,647  $275,589,287  $337,162,640
---------------------------------------------------------------

NOTE 7 -- PORTFOLIO SECURITIES LOANED, LOAN COMMITMENTS AND FOREIGN CURRENCY:

As of October 31, 2004, the Fund had securities on loan with a market value of $555,763,642 and received collateral of $582,928,293 for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

As of October 31, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                 UNFUNDED
BORROWER                                       COMMITMENT
Mirant Corp., due 7/17/05                     $ 3,796,333
NRG Energy, Inc., due 12/31/07                  4,600,000
Owens Corning, Inc., due 1/1/05                15,462,738
Universal City, Inc., due 6/30/07              10,000,000
---------------------------------------------------------
                                              $33,859,071
---------------------------------------------------------

Foreign currency held at October 31, 2004:

        CURRENCY                COST       VALUE
Euro             E175,978  $223,852    $223,852
------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than U.S. Government and short-term securities, were $1,654,860 and $1,938,098, respectively.

NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

 32   MainStay High Yield Corporate Bond Fund

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                      YEAR ENDED
                                   OCTOBER 31, 2004
                          CLASS A   CLASS B   CLASS C  CLASS I*
Shares sold               121,503    41,658    24,460     3,736
---------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            10,116    20,785     2,690         9
---------------------------------------------------------------
                          131,619    62,443    27,150     3,745
---------------------------------------------------------------
Shares redeemed         (138,398)  (91,988)  (30,506)     (127)
---------------------------------------------------------------
Net increase
  (decrease)              (6,779)  (29,545)   (3,356)     3,618
---------------------------------------------------------------

                                   JANUARY 1 THROUGH
                                  OCTOBER 31, 2003**
                              CLASS A    CLASS B    CLASS C
Shares sold                   237,513     77,972     43,734
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 8,908     19,447      1,999
-----------------------------------------------------------
                              246,421     97,419     45,733
-----------------------------------------------------------
Shares redeemed             (209,184)   (69,036)   (23,761)
-----------------------------------------------------------
Net increase                   37,237     28,383     21,972
-----------------------------------------------------------

                                      YEAR ENDED
                                   DECEMBER 31, 2002
                              CLASS A    CLASS B    CLASS C
Shares sold                   280,014     82,864     33,375
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 8,345     27,828      1,909
-----------------------------------------------------------
                              288,359    110,692     35,284
-----------------------------------------------------------
Shares redeemed             (244,150)  (109,057)   (18,744)
-----------------------------------------------------------
Net increase                   44,209      1,635     16,540
-----------------------------------------------------------

(a)  Less than one thousand.
*    First offered on January 2, 2004.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 12 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 34   MainStay High Yield Corporate Bond Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     35

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 36   MainStay High Yield Corporate Bond Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

 38   MainStay High Yield Corporate Bond Fund

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C)2004 by NYLIFE Distributors LLC. All rights reserved.        SEC File Number:
                                                                       811-04550

NYLIM-A06362         (RECYCLE LOGO)                                 MSHY11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    INTERNATIONAL BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay International Bond Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18
Report of Independent Registered Public
Accounting Firm                                   25
----------------------------------------------------

Trustees and Officers                             26
----------------------------------------------------

Proxy Voting Policies and Procedures              28
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        28
----------------------------------------------------

MainStay Funds                                    29

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.36%  4.40%   5.83%
Excluding sales charges  9.28   5.37    6.32

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                      GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
10/31/94                                                                    9550                              10000
                                                                           10733                              11519
                                                                           12432                              12147
                                                                           13052                              12109
                                                                           14108                              13658
                                                                           13574                              13254
                                                                           11696                              11968
                                                                           12906                              12793
                                                                           13931                              14081
                                                                           16135                              16580
10/31/04                                                                   17631                              18608

  --   MainStay International Bond Fund  --   Citigroup Non-U.S. Dollar World
                                              Government Bond Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       3.51%  4.25%   5.56%
Excluding sales charges  8.51   4.59    5.56

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                      GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
10/31/94                                                                   10000                              10000
                                                                           11170                              11519
                                                                           12848                              12147
                                                                           13399                              12109
                                                                           14387                              13658
                                                                           13731                              13254
                                                                           11740                              11968
                                                                           12867                              12793
                                                                           13774                              14081
                                                                           15835                              16580
10/31/04                                                                   17183                              18608

  --   MainStay International Bond Fund  --   Citigroup Non-U.S. Dollar World
                                              Government Bond Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       7.51%  4.59%   5.56%
Excluding sales charges  8.51   4.59    5.56

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                      GOVERNMENT BOND INDEX
                                                                ---------------------------      -------------------------------
10/31/94                                                                   10000                              10000
                                                                           11170                              11519
                                                                           12848                              12147
                                                                           13399                              12109
                                                                           14387                              13658
                                                                           13731                              13254
                                                                           11740                              11968
                                                                           12867                              12793
                                                                           13774                              14081
                                                                           15835                              16580
10/31/04                                                                   17183                              18608

  --   MainStay International Bond Fund  --   Citigroup Non-U.S. Dollar World
                                              Government Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (9/13/94) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 for Class C (first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the respective applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Bond Fund

                                                          ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                     YEAR    YEARS    YEARS
Citigroup Non-U.S. Dollar World Government Bond
Index(1)                                                 12.23%    7.02%   6.41%
Average Lipper international income fund(2)              10.39     7.34    6.82

1. The Citigroup Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Results assume reinvestment of all income and capital gains. The Citigroup Non-U.S. World Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL BOND FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,065.70       $ 8.83      $1,016.50       $ 8.62
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,062.95       $12.70      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,062.95       $12.70      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

        (PORTFOLIO COMPOSITION PIE CHART)

Governments and Federal Agencies                                                 76.0%
Corporate Bonds                                                                  27.1
Short-Term Investments                                                            1.1
Loan Participation                                                                0.5%
Yankee Bond                                                                       0.3
Liabilities in Excess of Cash and Other Assets                                   -5.0

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bonos y Obligacion del Estado 4.75%, due
     7/30/14
 2.  Federal Republic of Germany 5.00%, due 7/14/11
 3.  Buoni Poliennali del Tesoro 5.50%, due 11/1/10
 4.  Federal Republic of Germany 5.25%, due 1/4/08
 5.  United Kingdom Treasury Bond 4.25%, due 6/7/32
 6.  KFW Kreditanstalt fuer Wiederaufbau 4.75%, due
     8/18/06
 7.  Government of France 5.25%, due 4/25/08
 8.  Kingdom of Denmark 5.00%, due 11/15/13
 9.  Hellenic Republic 5.90%, due 10/22/22
10.  Stadshypotek AB 6.00%, due 6/15/06

 6   MainStay International Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and Gary Goodenough of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE INTERNATIONAL BOND MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

In the early part of the reporting period, geopolitical risks buoyed government bond markets. Few investors believed that the global economy was growing fast enough to warrant higher interest rates soon. With improving economic data from the United States, Japan, and China, however, rising rates became inevitable. Indeed, for most of the period, the United Kingdom and Australian monetary authorities were aggressively raising short-term interest rates. They were joined by the U.S. in late June.

DID CURRENCY MOVEMENTS HAVE A MAJOR IMPACT ON BOND VALUES?

Yes, they did. The U.S. dollar was under pressure during most of the 12-month period, and nearly every major currency rallied relative to the dollar. In fact, the U.S. dollar reached new lows against the euro during the reporting period. As the U.S. dollar continued to weaken, The Bank of Japan felt compelled to intervene and spent over 100 billion dollars to keep the yen from rising in the first few months of 2004.

For the 12-month period, the return for the Citigroup Non-U.S. Dollar World Government Bond Index(1) was less than 5% in local currency terms, but once currency movements were taken into account, the Index returned more than 12% in U.S. dollar terms.

HOW DID VARIOUS MARKETS PERFORM?

Among developed markets, the best performer was Norway, which returned more than 8% in local currency terms for the 12-month reporting period. The U.K., Canada, Australia, and Sweden each had 12-month returns greater than 7% in local currency terms. The worst performer was Japan, which was up only 1.5% in local currency terms for the reporting period.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in debt securities. Normally, the Fund invests in debt securities of foreign governments, agencies, and supranational organizations, and secondarily in debt securities of corporate issuers located in a variety of developed and emerging-market countries, primarily outside the U.S. The Fund's principal investments also include high-yield debt securities, with certain limitations on credit quality. We also invest in mortgage-related and asset-backed securities. In implementing this strategy, we seek to identify opportunities based on our assessments of countries, currencies, and individual securities. We may consider currency exchange rates, interest rates, inflation, relative economic growth, and governmental policies. The Fund may also buy and sell currency on a spot basis, enter into foreign currency forward contracts, and buy and sell foreign-currency options.

WHAT AFFECT DID CURRENCY POSITIONING HAVE ON FUND RESULTS DURING THE REPORTING PERIOD?

Currency positioning was the major reason for the Fund's underperformance versus its peer group for the reporting period. Defensive currency management and fundamental analysis led us to underweight foreign currency in the portfolio, specifically but not solely the Japanese yen.

WHAT INFLUENCE DID COUNTRY ALLOCATION HAVE ON FUND PERFORMANCE?

During the reporting period we made significant asset shifts among international bond markets, based primarily on our expectations regarding interest rates and currency movements. We reduced the portfolio's exposure to Canadian-dollar bonds from 8% to 2%. We redeployed some of those assets into U.K. bonds, increasing the Fund's position in the U.K. market from 8% to 10%. In so doing, we increased the duration within the U.K. market significantly, on the belief that U.K. monetary authorities were nearing the end of their interest-rate tightening. We also increased the Fund's exposure in core European bonds from just under 53% to 56% of net assets. Within the Scandinavian markets, we shifted from a 3% to 5% exposure in Danish krone denominated bonds and established a position in Norway. Norway represents a special opportunity since its economy is so heavily weighted in the oil sector. We believed that the Norwegian krone would likely outperform the euro as oil prices continued to rise. Indeed, after

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information on the Citigroup Non-U.S. Dollar World Government Bond Index.

                                                     www.mainstayfunds.com     7
we purchased the Norwegian bonds in early February, the Norwegian krone appreciated against the U.S. dollar and the euro. We shifted the portfolio's duration risk away from Canada (because of Canada's high correlation with the U.S. market) and into markets that we believed would outperform in a rising U.S. interest-rate environment. This strategy made a positive contribution to the Fund's results.

We also increased the Fund's exposure to Japan from 7% to 9% during the reporting period. With Japanese short-term rates close to zero, however, we focused on investments in corporate and emerging names rather than on government bonds.

HOW DID EMERGING-MARKET DEBT PERFORM?

The Fund's holdings in emerging-market debt performed well over the 12-month reporting period, despite higher U.S. interest rates. There was a sell-off in the emerging-market sector during the second quarter of 2004, but emerging-market debt subsequently recovered and posted impressive returns as yield spreads to U.S. Treasuries narrowed. On average, the yield spread of emerging-market debt to U.S. Treasuries narrowed 60 basis points from April 2004 to the end of October 2004. The Fund's exposure to this sector remained virtually unchanged at approximately 12% of net assets.

DID DURATION POSITIONING AFFECT FUND PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's excess return derives primarily from asset or country allocation and currency selection, not from duration alone. Duration positioning in the Fund is largely a residual of asset selection. The portfolio as a whole usually does not stray more than 10% from the duration of the benchmark. Throughout the 12-month period, the Fund's duration remained between 93% and 95% of the duration of the Citigroup Non-U.S. Dollar World Government Bond Index, so the impact of duration on relative performance was relatively modest. We believe that the Fund's decision to shift duration risk away from Canada had a positive impact on performance. Our decision to increase duration in the U.K. market may help strengthen performance relative to the U.S. bond market if interest rates continue to rise in the United States.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We believe that the U.S. dollar's prospects remain dim, as the U.S. current account and budget deficits will require massive amounts of foreign capital funding. For this reason, we intend to shift toward additional foreign-currency exposure. In particular, we are likely to look for opportunities to increase exposure to the euro going forward.

With prospects for higher U.S. interest rates still intact, we intend to focus our efforts on finding investment opportunities in markets whose interest-rate cycle is not synchronized with that of the U.S. We believe Europe and the U.K. may offer the best relative-value opportunities and that these markets will likely remain among the most heavily weighted in the Fund. In our view, emerging-market debt remains attractive as well, and we expect continued outperformance from this sector relative to U.S. Treasuries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

At a meeting on September 21, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved an Agreement and Plan of Reorganization whereby all of the assets and liabilities of the Fund will be transferred to the MainStay Global High Income Fund (a series of the Trust) in exchange for shares of MainStay Global High Income Fund (the "Reorganization"). Under this Agreement, the Fund would be completely liquidated after the Reorganization. A meeting of shareholders of the Fund has been scheduled for January 18, 2005 in order to vote on the proposed Reorganization. Should shareholders approve a Reorganization, it is scheduled to be effective on or about the close of business on January 21, 2005.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay International Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
LONG-TERM BONDS (103.9%)+
CORPORATE BONDS (27.1%)
------------------------------------------------------------------------------
AUSTRALIA (0.6%)
Australia & New Zealand Banking Group Ltd. Series
  E
  4.2544%, due 2/27/07 (b)                          L    110,000   $   201,514
                                                                   -----------

BERMUDA (0.7%)
AES China Generating Co., Ltd.
  8.25%, due 6/26/10                                $    250,000       253,949
                                                                   -----------

BRAZIL (0.4%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $    125,000       153,750
                                                                   -----------
CAYMAN ISLANDS (0.5%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (a)                           $    170,000       172,550
                                                                   -----------

CHILE (1.6%)
AES General SA
  7.50%, due 3/25/14 (a)                            $    200,000       204,750
Compania Nacional de Transmision Electrica S.A.
  7.875%, due 4/15/11                                    100,000       116,405
Empresa Nacional de Electricidad S.A. Series B
  8.50%, due 4/1/09                                      100,000       112,684
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (a)                                100,000       111,958
                                                                   -----------
                                                                       545,797
                                                                   -----------
CZECH REPUBLIC (0.4%)
Oskar Mobile Series REGS
  7.50%, due 10/15/11 (a)                           E    100,000       131,339
                                                                   -----------

DENMARK (1.0%)
Danske Kredit Realkreditaktieselskab
  7.00%, due 10/1/32                                DK   122,250        22,272
Realkredit Danmark A/S
  6.00%, due 10/1/29                                   1,757,627       311,278
                                                                   -----------
                                                                       333,550
                                                                   -----------
FRANCE (0.8%)
Veolia Environnement Series E
  5.875%, due 6/27/08                               E    200,000       276,294
                                                                   -----------

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
GERMANY (5.7%)
Aries Vermogensverwaltungs GmbH Series C
  9.60%, due 10/25/14 (a)                           $    250,000   $   291,875
Citibank Global Markets Deutschland for Severstal
  9.25%, due 4/19/14 (a)                                 100,000        98,000
VKfW Kreditanstalt fuer Wiederaufbau Series INTL
  4.75%, due 8/18/06                                E    875,000     1,157,291
Kyivstar GSM
  10.375%, due 8/17/09 (a)                          $    150,000       165,750
Morgan Stanley Bank AG for OAO Gazprom
  9.625%, due 3/1/13 (a)                                 260,000       299,000
                                                                   -----------
                                                                     2,011,916
                                                                   -----------
LUXEMBORG (0.9%)
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                            $    200,000       210,000
UBS Luxembourg SA Wimm-Bill-Dann
  8.50%, due 5/21/08 (a)                                 100,000        97,750
                                                                   -----------
                                                                       307,750
                                                                   -----------
MEXICO (1.4%)
Banco Nacional de Comercio Exterior S.N.C.
  11.25%, due 5/30/06 (a)                           $    350,000       396,375
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                     90,000       102,150
                                                                   -----------
                                                                       498,525
                                                                   -----------
NETHERLANDS (2.4%)
Allianz Finance II B.V.
  6.125%, due 5/31/22 (b)                           E    100,000       141,757
Deutsche Post Finance BV
  5.125%, due 10/4/12                                    250,000       342,791
Kazkommerts International BV
  7.00%, due 11/3/09 (a)                            $    100,000        99,375
Mobifon Holdings BV
  12.50%, due 7/31/10                                     80,000        94,800
RWE Finance BV
  4.625%, due 8/17/10                               L    100,000       177,150
                                                                   -----------
                                                                       855,873
                                                                   -----------
SINGAPORE (0.4%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (a)                           $    150,000       153,602
                                                                   -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
LONG-TERM BONDS (CONTINUED)
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SUPRANATIONAL (2.4%)
Corporacion Andina de Fomento CAF Series 4BR
  1.17%, due 7/27/06                                Y 25,000,000   $   237,618
European Investment Bank Series E
  2.125%, due 9/20/07                                 60,000,000       593,535
                                                                   -----------
                                                                       831,153
                                                                   -----------
SWEDEN (2.5%)
VStadshypotek AB
  Series 1564
  6.00%, due 3/15/06                                SK 6,000,000       880,552
                                                                   -----------

UNITED KINGDOM (1.1%)
Annington Finance
  4.9188%, due 10/2/06 (b)                          L    116,923       213,519
GKN Holdings PLC
  6.75%, due 10/28/19                                    100,000       186,033
                                                                   -----------
                                                                       399,552
                                                                   -----------
UNITED STATES (4.3%)
AT & T Corp.
  Series REGS
  6.00%, due 11/21/06                               E    130,000       179,193
Citigroup, Inc.
  0.80%, due 10/30/08                               Y 30,000,000       284,217
Goldman Sachs Group, L.P.
  5.125%, due 4/24/13                               E    230,000       309,057
McDonald's Corp.
  Series E
  5.125%, due 5/23/06                                    195,000       257,444
Morgan Stanley & Co.
  5.375%, due 11/14/13                              L     85,000       154,628
Pemex Project Funding Master Trust
  6.375%, due 8/5/16 (a)                            E    250,000       328,793
                                                                   -----------
                                                                     1,513,332
                                                                   -----------
Total Corporate Bonds
  (Cost $8,145,466)                                                  9,520,998
                                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (76.0%)
------------------------------------------------------------------------------
AUSTRALIA (2.0%)
Australian Government
  Series 909
  7.50%, due 9/15/09                                A$   850,000       694,849
                                                                   -----------

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
AUSTRIA (1.0%)
Republic of Austria
  Series 2
  4.65%, due 1/15/18                                E    277,000   $   368,308
                                                                   -----------

BELGIUM (2.6%)
Kingdom of Belgium
  Series 42
  3.00%, due 9/28/08                                E    425,000       541,820
  Series 36
  5.00%, due 9/28/11                                     270,000       373,347
                                                                   -----------
                                                                       915,167
                                                                   -----------
BRAZIL (1.4%)
Republic of Brazil
  Series 11BR
  4.75%, due 4/10/07                                Y 30,000,000       286,411
  Series 20 Year
  8.00%, due 4/15/14                                $     38,994        38,628
  11.00%, due 1/11/12                                    140,000       159,600
                                                                   -----------
                                                                       484,639
                                                                   -----------
CANADA (1.9%)
Canadian Government
  5.25%, due 6/1/12                                 C$   385,000       334,501
  5.75%, due 6/1/33                                      385,000       353,941
                                                                   -----------
                                                                       688,442
                                                                   -----------
COLOMBIA (0.5%)
Republic of Colombia
  8.125%, due 5/21/24                               $    180,000       163,350
                                                                   -----------

DENMARK (2.6%)
VKingdom of Denmark
  5.00%, due 11/15/13                               DK 4,985,000       921,362
                                                                   -----------

EL SALVADOR (0.3%)
Republic of El Salvador
  7.75%, due 1/24/23 (a)                            $    100,000       107,875
                                                                   -----------

FRANCE (4.6%)
French Treasury Note
  4.75%, due 7/12/07                                E    500,000       670,715
VGovernment of France
  5.25%, due 4/25/08                                     700,000       960,108
                                                                   -----------
                                                                     1,630,823
                                                                   -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GERMANY (19.8%)
Federal Republic of Germany
  Series 99
  3.75%, due 1/4/09                                 E    400,000   $   524,050
  Series 138
  4.50%, due 8/18/06                                     145,000       191,187
  Series 98
  4.75%, due 7/4/08                                      150,000       203,116
  Series 01
V  5.00%, due 7/4/11                                   1,895,000     2,618,025
  Series 98
V  5.25%, due 1/4/08                                   1,367,000     1,867,570
  Series 99
  5.375%, due 1/4/10                                     540,000       756,069
  Series 00
  6.25%, due 1/4/30                                      500,000       794,686
                                                                   -----------
                                                                     6,954,703
                                                                   -----------
GREECE (2.5%)
VHellenic Republic
  5.90%, due 10/22/22                               E    607,000       898,328
                                                                   -----------
ITALY (6.5%)
VBuoni Poliennali del Tesero
  5.50%, due 11/1/10                                E  1,365,000     1,933,452
Republic of Italy
  3.80%, due 3/27/08                                Y 33,000,000       346,160
                                                                   -----------
                                                                     2,279,612
                                                                   -----------
JAPAN (3.4%)
Development Bank of Japan
  Series INTL
  1.05%, due 6/20/23                                Y 41,000,000       318,286
Japan Finance Corp. for Municipal Enterprises
  Series INTL
  1.55%, due 2/21/12                                  90,000,000       870,901
                                                                   -----------
                                                                     1,189,187
                                                                   -----------
MEXICO (0.5%)
United Mexican States
  7.50%, due 1/14/12                                $    150,000       170,400
                                                                   -----------

NETHERLANDS (1.8%)
Netherlands Government
  3.75%, due 7/15/09                                E    500,000       652,243
                                                                   -----------

NORWAY (2.5%)
Norwegian Government
  6.75%, due 1/15/07                                NK 5,135,000       874,978
                                                                   -----------

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
SOUTH AFRICA (1.6%)
Republic of South Africa
  Series E
  7.00%, due 4/10/08                                E    400,000   $   565,146
                                                                   -----------
SPAIN (10.3%)
Bonos Y Obligacion del Estado
V  4.75%, due 7/30/14                               E  2,035,000     2,771,186
  5.15%, due 7/30/09                                     612,000       847,334
                                                                   -----------
                                                                     3,618,520
                                                                   -----------
SWEDEN (0.6%)
Swedish Government
  Series 1043
  5.00%, due 1/28/09                                SK 1,025,000       152,572
  Series 1045
  5.25%, due 3/15/11                                     350,000        52,920
                                                                   -----------
                                                                       205,492
                                                                   -----------
UKRAINE (0.9%)
Ukraine Government
  6.875%, due 3/4/11 (a)                            $    100,000       100,875
  7.65%, due 6/11/13 (a)                                 200,000       205,750
                                                                   -----------
                                                                       306,625
                                                                   -----------
UNITED KINGDOM (7.9%)
United Kingdom Treasury Bond
  4.00%, due 3/7/09                                 L    170,000       303,581
V  4.25%, due 6/7/32                                     725,000     1,262,661
  5.00%, due 3/7/12                                      183,000       341,011
  6.25%, due 11/25/10                                    200,000       396,680
  7.50%, due 12/7/06                                     200,000       387,825
  8.00%, due 12/7/15                                      45,000       105,622
                                                                   -----------
                                                                     2,797,380
                                                                   -----------
VENEZUELA (0.8%)
Republic of Venezuela
  13.625%, due 8/15/18                              $    200,000       264,000
                                                                   -----------
Total Governments & Federal Agencies
  (Cost $23,187,825)                                                26,751,429
                                                                   -----------

LOAN PARTICIPATION (0.5%)
------------------------------------------------------------------------------
ALGERIA (0.5%)
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10 (b)(c)                        Y 20,263,160       187,958
                                                                   -----------
Total Loan Participation
  (Cost $139,727)                                                      187,958
                                                                   -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT         VALUE
YANKEE BOND (0.3%) (D)
------------------------------------------------------------------------------
MEXICO (0.3%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                               $    100,000   $   101,750
                                                                   -----------
Total Yankee Bond
  (Cost $97,085)                                                       101,750
                                                                   -----------
Total Long-Term Bonds
  (Cost $31,570,103)                                                36,562,135
                                                                   -----------

SHORT-TERM INVESTMENT (1.1%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
UBS Finance (Delaware) LLC
  1.8654% due 11/1/04                               $    370,000       370,000
                                                                   -----------
Total Commercial Paper
  (Cost $370,000)                                                      370,000
                                                                   -----------
Total Short-Term Investment
  (Cost $370,000)                                                      370,000
                                                                   -----------
Total Investments
  (Cost $31,940,103) (e)                                   105.0%   36,932,135(f)
Liabilities in Excess of Cash and Other Assets              (5.0)   (1,755,563)
                                                    ------------   -----------
Net Assets                                                 100.0%  $35,176,572
                                                    ============   ===========

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(c)  Restricted security.
(d) Yankee Bond -- Dollar denominated bond issued in the United States by a foreign bank or corporation.
(e)  The cost for federal income tax purposes is $34,909,069.
(f) At October 31, 2004 net unrealized appreciation for securities was $2,023,066, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,047,429, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $24,363.
The following abbreviations are used in the above portfolio:
A$-- Australian Dollar
C$-- Canadian Dollar
DK-- Danish Krone
E-- Euro
Y-- Japanese Yen
NK -- Norwegian Krone
L-- Pound Sterling
SK-- Swedish Krona
$-- U.S. Dollar

 12   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $31,940,103)                  $36,932,135
Cash                                                   1,681
Cash denominated in foreign currencies
  (identified cost $539,100)                         548,097
Receivables:
  Dividends and interest                             740,214
  Investment securities sold                         335,050
  Fund shares sold                                    12,461
Unrealized appreciation on foreign currency
  forward contracts                                   14,599
Other assets                                          13,651
                                                 -----------
    Total assets                                  38,597,888
                                                 -----------
LIABILITIES:
Payables:
  Fund shares redeemed                             2,570,761
  Investment securities purchased                    404,255
  Transfer agent                                      26,245
  NYLIFE Distributors                                 21,139
  Manager                                             18,028
  Custodian                                            6,276
  Trustees                                               480
Accrued expenses                                      54,427
Unrealized depreciation on foreign currency
  forward contracts                                  281,250
Dividend payable                                      38,455
                                                 -----------
    Total liabilities                              3,421,316
                                                 -----------
Net assets                                       $35,176,572
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    17,892
  Class B                                             16,465
  Class C                                              2,957
Additional paid-in capital                        31,166,246
Accumulated undistributed net investment income       72,444
Accumulated net realized loss on investments
  and written option transactions                   (857,540)
Net unrealized appreciation on investments         4,992,032
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (233,924)
                                                 -----------
Net assets                                       $35,176,572
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $16,927,654
                                                 ===========
Shares of beneficial interest outstanding          1,789,177
                                                 ===========
Net asset value per share outstanding            $      9.46
Maximum sales charge (4.50% of offering price)          0.45
                                                 -----------
Maximum offering price per share outstanding     $      9.91
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $15,470,375
                                                 ===========
Shares of beneficial interest outstanding          1,646,534
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      9.40
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $ 2,778,543
                                                 ===========
Shares of beneficial interest outstanding            295,702
                                                 ===========
Net asset value and offering price per share
  outstanding                                    $      9.40
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                       $    1,098
  Interest (a)                                     1,594,630
                                                  ----------
    Total income                                   1,595,728
                                                  ----------
EXPENSES:
  Manager                                            256,577
  Transfer agent                                     163,178
  Distribution -- Class B                            121,298
  Distribution -- Class C                             31,241
  Professional                                        41,979
  Service -- Class A                                  40,788
  Service -- Class B                                  40,433
  Service -- Class C                                  10,414
  Registration                                        35,461
  Shareholder communication                           32,502
  Custodian                                           22,512
  Recordkeeping                                       15,549
  Trustees                                             5,352
  Miscellaneous                                       32,732
                                                  ----------
    Total expenses before reimbursement and
      waiver                                         850,016
Expenses reimbursed by Manager                       (74,364)
                                                  ----------
    Net expenses                                     775,652
                                                  ----------
Net investment income                                820,076
                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                               97,306
  Written option transactions                         34,578
  Foreign currency transactions                       26,036
                                                  ----------
Net realized gain on investments, written option
  and foreign currency transactions                  157,920
                                                  ----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                            2,044,870
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                                (10,091)
                                                  ----------
Net unrealized gain on investments and foreign
  currency transactions                            2,034,779
                                                  ----------
Net realized and unrealized gain on investments,
  written option and foreign currency
  transactions                                     2,192,699
                                                  ----------
Net increase in net assets resulting from
  operations                                      $3,012,775
                                                  ==========

(a) Interest recorded net of foreign withholding taxes in the amount of $2,216.

 14   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004          2003*          2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income       $    820,076   $    644,153   $   636,516
 Net realized gain (loss)
  on investments, written
  option and foreign
  currency transactions           157,920      1,423,250      (337,607)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         2,034,779        577,807     2,610,698
                             -----------------------------------------
 Net increase in net assets
  resulting from operations     3,012,775      2,645,210     2,909,607
                             -----------------------------------------

Dividends and distributions to
 shareholders:

 From net investment income
   Class A                       (707,843)      (408,805)      (15,519)
   Class B                       (600,903)      (362,630)      (12,207)
   Class C                       (148,895)       (41,303)         (450)

 Return of capital
   Class A                             --             --      (393,282)
   Class B                             --             --      (309,362)
   Class C                             --             --       (11,394)
                             -----------------------------------------
 Total dividends and
  distributions to
  shareholders                 (1,457,641)      (812,738)     (742,214)
                             -----------------------------------------

Capital share transactions:

 Net proceeds from sale of
  shares:
   Class A                      4,015,691     16,874,951     5,775,981
   Class B                      3,923,223      5,824,799     4,142,880
   Class C                      3,158,106      2,108,159       396,415

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                        281,058        158,854       133,541
   Class B                        486,835        314,013       285,085
   Class C                         54,194         29,640         9,673
                             -----------------------------------------
                               11,919,107     25,310,416    10,743,575

 Cost of shares redeemed:
   Class A                     (3,064,560)   (14,317,905)   (4,634,514)
   Class B                     (4,637,994)    (4,214,219)   (1,661,666)
   Class C                     (2,863,404)      (476,818)     (123,198)
                             -----------------------------------------
                              (10,565,958)   (19,008,942)   (6,419,378)
    Increase in net assets
     derived from capital
     share transactions         1,353,149      6,301,474     4,324,197
                             -----------------------------------------
    Net increase in net
     assets                     2,908,283      8,133,946     6,491,590

                                     2004          2003*          2002

NET ASSETS:
Beginning of period          $ 32,268,289   $ 24,134,343   $17,642,753
                             -----------------------------------------
End of period                $ 35,176,572   $ 32,268,289   $24,134,343
                             =========================================
Accumulated undistributed
 net investment income at
 end of period               $     72,444   $    649,395   $    49,959
                             =========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                            CLASS A
                                            YEAR ENDED      THROUGH     --------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002         2001            2000         1999
Net asset value at beginning of period        $  9.04       $  8.47     $  7.61       $ 8.02         $  9.07      $ 10.57
                                              -------       -------     -------       ------         -------      -------
Net investment income                            0.24(a)       0.22(a)     0.29(a)      0.28(a)(d)      0.25(a)      0.36
Net realized and unrealized gain (loss) on
  investments                                    0.57          0.41        1.23         0.04(d)        (0.05)       (0.89)
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.01          0.21       (0.33)       (0.23)          (0.71)       (0.33)
                                              -------       -------     -------       ------         -------      -------
Total from investment operations                 0.82          0.84        1.19         0.09           (0.51)       (0.86)
                                              -------       -------     -------       ------         -------      -------
Less dividends and distributions:
  From net investment income                    (0.40)        (0.27)      (0.01)          --              --        (0.04)
  From net realized gain on investments            --            --          --           --              --        (0.09)
  Return of capital                                --            --       (0.32)       (0.50)          (0.54)       (0.51)
                                              -------       -------     -------       ------         -------      -------
Total dividends and distributions               (0.40)        (0.27)      (0.33)       (0.50)          (0.54)       (0.64)
                                              -------       -------     -------       ------         -------      -------
Net asset value at end of period              $  9.46       $  9.04     $  8.47       $ 7.61         $  8.02      $  9.07
                                              =======       =======     =======       ======         =======      =======
Total investment return (b)                      9.28%        10.01%(c)   15.97%        1.15%          (5.50%)      (8.22%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        2.65%         3.02%+      3.61%        3.51%(d)        3.17%        3.80%
    Net expenses                                 1.70%         1.70%+      1.75%        1.88%           1.86%        1.61%
    Expenses (before waiver)                     1.90%         2.11%+      2.28%        2.18%           2.16%        1.91%
Portfolio turnover rate                            55%           75%         54%         179%            197%         281%
Net assets at end of period (in 000's)        $16,928       $14,957     $11,343       $9,006         $15,907      $12,326

                                                          JANUARY 1,
                                                             2003                            CLASS C
                                            YEAR ENDED      THROUGH     --------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002         2001            2000         1999
Net asset value at beginning of period        $ 8.99        $ 8.43       $ 7.58       $ 8.01          $ 9.08       $10.59
                                              ------        ------       ------       ------          ------       ------
Net investment income                           0.17(a)       0.17(a)      0.22(a)      0.22(a)(d)      0.21(a)      0.29
Net realized and unrealized gain (loss) on
  investments                                   0.57          0.40         1.21         0.04(d)        (0.05)       (0.90)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.01          0.21        (0.32)       (0.22)          (0.73)       (0.33)
                                              ------        ------       ------       ------          ------       ------
Total from investment operations                0.75          0.78         1.11         0.04           (0.57)       (0.94)
                                              ------        ------       ------       ------          ------       ------
Less dividends and distributions:
  From net investment income                   (0.34)        (0.22)       (0.01)          --              --        (0.03)
  From net realized gain on investments           --            --           --           --              --        (0.09)
  Return of capital                               --            --        (0.25)       (0.47)          (0.50)       (0.45)
                                              ------        ------       ------       ------          ------       ------
Total dividends and distributions              (0.34)        (0.22)       (0.26)       (0.47)          (0.50)       (0.57)
                                              ------        ------       ------       ------          ------       ------
Net asset value at end of period              $ 9.40        $ 8.99       $ 8.43       $ 7.58          $ 8.01       $ 9.08
                                              ======        ======       ======       ======          ======       ======
Total investment return (b)                     8.51%         9.33%(c)    15.01%        0.48%          (6.22%)      (8.94%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.90%         2.27%+       2.86%        2.76%(d)        2.42%        3.05%
    Net expenses                                2.45%         2.45%+       2.50%        2.63%           2.61%        2.36%
    Expenses (before waiver)                    2.65%         2.86%+       3.03%        2.93%           2.91%        2.66%
Portfolio turnover rate                           55%           75%          54%         179%            197%         281%
Net assets at end of period (in 000's)        $2,779        $2,293       $  573       $  249          $  231       $   48

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
Decrease net investment income                                ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses           0.03      0.03      0.03
Decrease ratio of net investment income                        (0.35%)   (0.35%)   (0.35%)

 16   MainStay International Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                            CLASS B
YEAR ENDED      THROUGH     --------------------------------------------------
OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
   2004          2003*        2002         2001            2000         1999
  $  8.99       $  8.43     $  7.58       $ 8.01          $ 9.08      $ 10.59
  -------       -------     -------       ------          ------      -------
     0.17(a)       0.17(a)     0.22(a)      0.22(a)(d)      0.21(a)      0.29
     0.57          0.40        1.21         0.04(d)        (0.05)       (0.90)
     0.01          0.21       (0.32)       (0.22)          (0.73)       (0.33)
  -------       -------     -------       ------          ------      -------
     0.75          0.78        1.11         0.04           (0.57)       (0.94)
  -------       -------     -------       ------          ------      -------
    (0.34)        (0.22)      (0.01)          --              --        (0.03)
       --            --          --           --              --        (0.09)
       --            --       (0.25)       (0.47)          (0.50)       (0.45)
  -------       -------     -------       ------          ------      -------
    (0.34)        (0.22)      (0.26)       (0.47)          (0.50)       (0.57)
  -------       -------     -------       ------          ------      -------
  $  9.40       $  8.99     $  8.43       $ 7.58          $ 8.01      $  9.08
  =======       =======     =======       ======          ======      =======
     8.51%         9.33%(c)   15.01%        0.48%          (6.22%)      (8.94%)
     1.90%         2.27%+      2.86%        2.76%(d)        2.42%        3.05%
     2.45%         2.45%+      2.50%        2.63%           2.61%        2.36%
     2.65%         2.86%+      3.03%        2.93%           2.91%        2.66%
       55%           75%         54%         179%            197%         281%
  $15,470       $15,019     $12,219       $8,388          $9,546      $13,955

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. MainStay International Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result or such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future

 18   MainStay International Bond Fund
date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan participations. Loan participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payments, or may suffer a loss of principal and/or interest.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based

                                                    www.mainstayfunds.com     19
on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments and written option transactions; net assets at October 31, 2004, are not effected.

                             ACCUMULATED
                             NET REALIZED
   ACCUMULATED                 LOSS ON
  UNDISTRIBUTED              INVESTMENTS
  NET INVESTMENT          AND WRITTEN OPTION
      INCOME                 TRANSACTIONS
     $60,614                  $(60,614)

The reclassifications for the Fund are primarily due to foreign currency gain
(loss).

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.70% of the Fund's average daily net assets on assets up to $500 million and 0.65% on assets over $500 million and effective on that date NYLIM has voluntarily agreed to waive its management fee by

 20   MainStay International Bond Fund

0.10% of the Fund's average net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.40%, 2.15% and 2.15% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $256,577, waived $9,421 and reimbursed the Fund $64,943. The fees waived and reimbursed by the Manager total $74,364.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.45% of the average daily net assets of the Fund. To the extent that the Manager has agreed to reimburse Fund expenses, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,151 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $59, $34,167 and $7,713, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense for the year ended October 31, 2004 amounted to $163,178.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Bond Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, NYLIFE Distributors held shares of Class A with a value of $7,429,453 which represents 43.9% of the Class A net assets and 21.1% of total fund net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,116 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,549 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

                                                    www.mainstayfunds.com     21

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at October 31, 2004:

                                                          DATE OF         PRINCIPAL                     10/31/04      PERCENT OF
SECURITY                                              ACQUISITION            AMOUNT           COST         VALUE      NET ASSETS
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10                                      2/9/01      Y 20,263,160      $ 139,727      $187,958            0.5%
--------------------------------------------------------------------------------------------------------------------------------

Y -- Japanese Yen

NOTE 6 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

                   ACCUMULATED
  UNDISTRIBUTED    CAPITAL AND                     TOTAL
   NET ORDINARY       OTHER       UNREALIZED    ACCUMULATED
      INCOME         LOSSES      APPRECIATION      GAIN

  $2,805,078       $(849,404)    $2,055,793     $4,011,467

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, mark-to-market of foreign currency forward transactions and straddle deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $849,404 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2008                    $511
            2009                     338
  ---------------------------------------------
                                    $849
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                 2004      2003      2002
Distributions paid from:
  Ordinary Income          $1,457,641  $812,738  $ 28,176
  Return of Capital                --        --   714,038
---------------------------------------------------------
                           $1,457,641  $812,738  $742,214
---------------------------------------------------------

NOTE 7 -- FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND WRITTEN
OPTIONS:

Foreign currency forward contracts open at October 31, 2004:

                                                                    CONTRACT        CONTRACT           UNREALIZED
                                                                      AMOUNT          AMOUNT        APPRECIATION/
                                                                        SOLD       PURCHASED       (DEPRECIATION)
Foreign Currency Sale Contracts
-----------------------------------------------------------------------------------------------------------------
Swedish Krona vs. U.S. Dollar, expiring 11/8/04               SK   8,156,936       $1,110,732           $(35,990)
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/17/04                       E    2,054,966       $2,532,898            (80,964)
-----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 11/19/04            C$     865,166        $666,266             (42,782)
-----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/23/04             L      750,709       $1,350,526            (22,391)
-----------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/24/04          A$     942,865        $690,177             (12,420)
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/1/04                        E      116,039        $145,281              (2,313)
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/15/04                       E    3,847,248       $4,809,061            (84,390)
-----------------------------------------------------------------------------------------------------------------

 22   MainStay International Bond Fund

                                                                    CONTRACT        CONTRACT           UNREALIZED
                                                                      AMOUNT          AMOUNT        APPRECIATION/
                                                                   PURCHASED            SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts
-----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 11/19/04            C$     865,166        $694,448               14,599
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                           $(266,651)
-----------------------------------------------------------------------------------------------------------------

Foreign currency held at October 31, 2004:

           CURRENCY                 COST     VALUE
Canadian Dollar   C$    77,155   $62,214   $63,254
Euro              E    320,220   400,560   407,336
Japanese Yen      Y  2,662,253    24,464    25,071
Pound Sterling    L     28,618    51,862    52,436
--------------------------------------------------
                                $539,100  $548,097
--------------------------------------------------

Written option activity for the year ended October 31, 2004 was as follows:

                                        NOTIONAL
                                          AMOUNT       PREMIUM
Options outstanding at October 31,
  2003                                        --       $     --
--------------------------------------------------------------
Options -- written                    (7,310,000)      (48,004)
--------------------------------------------------------------
Options -- buybacks                    5,760,000        44,254
--------------------------------------------------------------
Options -- expired                     1,550,000         3,750
--------------------------------------------------------------
Options outstanding at October 31,
  2004                                        --       $     --
--------------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $22,415 and $19,195, respectively.

NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C

Shares sold                         435      427      342
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      30       53        6
---------------------------------------------------------
                                    465      480      348
---------------------------------------------------------
Shares redeemed                   (331)    (504)    (307)
---------------------------------------------------------
Net increase (decrease)             134     (24)       41
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                    OCTOBER 3, 2003*
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,909      664      237
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      18       35        3
---------------------------------------------------------
                                  1,927      699      240
---------------------------------------------------------
Shares redeemed                 (1,612)    (477)     (53)
---------------------------------------------------------
Net increase                        315      222      187
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                         731      518       50
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      17       36        1
---------------------------------------------------------
                                    748      554       51
---------------------------------------------------------
Shares redeemed                   (591)    (212)     (16)
---------------------------------------------------------
Net increase                        157      342       35
---------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 11 -- SPECIAL MEETING OF SHAREHOLDERS:

The Board of Trustees of the Trust has called a special meeting of Shareholders ("Special Meeting") of the Fund,

                                                    www.mainstayfunds.com     23
scheduled to be held on January 18, 2005. At the Special Meeting, shareholders will vote on a proposed reorganization of the Fund into the MainStay Global High Income Fund, also a series of the Trust.

NOTE 12 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 13 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 24   MainStay International Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Bond Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Bond Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 26   MainStay International Bond Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay International Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

                                                    www.mainstayfunds.com     29

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06361         RECYCLE LOGO                                   MSIB11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

                       This page intentionally left blank

 2   MainStay International Equity Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18

Report of Independent Registered Public
Accounting Firm                                   24
----------------------------------------------------

Trustees and Officers                             25
----------------------------------------------------

Proxy Voting Policies and Procedures              27
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        27
----------------------------------------------------

Federal Income Tax Information                    28
----------------------------------------------------

MainStay Funds                                    29

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.78%  -0.81%  4.16%
Excluding sales charges  15.11   0.32    4.75

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                   9450.00                           10000.00
                                                                           9035.00                            9963.00
                                                                          10201.00                           11006.00
                                                                          11024.00                           11516.00
                                                                          12143.00                           12626.00
                                                                          14790.00                           15535.00
                                                                          13206.00                           15085.00
                                                                          10779.00                           11324.00
                                                                          10915.00                            9828.00
                                                                          13053.00                           12485.00
10/31/04                                                                  15025.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.16%  -0.76%  3.98%
Excluding sales charges  14.16   -0.41   3.98

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                  10000.00                           10000.00
                                                                           9481.00                            9963.00
                                                                          10626.00                           11006.00
                                                                          11397.00                           11516.00
                                                                          12474.00                           12626.00
                                                                          15073.00                           15535.00
                                                                          13372.00                           15085.00
                                                                          10850.00                           11324.00
                                                                          10898.00                            9828.00
                                                                          12937.00                           12485.00
10/31/04                                                                  14768.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       13.16%  -0.41%  3.98%
Excluding sales charges  14.16   -0.41   3.98

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                  10000.00                           10000.00
                                                                           9481.00                            9963.00
                                                                          10626.00                           11006.00
                                                                          11397.00                           11516.00
                                                                          12474.00                           12626.00
                                                                          15073.00                           15535.00
                                                                          13372.00                           15085.00
                                                                          10837.00                           11324.00
                                                                          10898.00                            9828.00
                                                                          12937.00                           12485.00
10/31/04                                                                  14769.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. From inception (9/13/94) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the respective applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Equity Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         15.72%  0.54%   4.92%

(LINE GRAPH FOR CLASS I SHARES)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                  10000.00                           10000.00
                                                                           9576.00                            9963.00
                                                                          10819.00                           11006.00
                                                                          11694.00                           11516.00
                                                                          12905.00                           12626.00
                                                                          15738.00                           15535.00
                                                                          14078.00                           15085.00
                                                                          11497.00                           11324.00
                                                                          11657.00                            9828.00
                                                                          13970.00                           12485.00
10/31/04                                                                  16165.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

 CLASS R1 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         15.55%  0.43%   4.81%

(LINE GRAPH FOR CLASS R1 SHARES)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                  10000.00                           10000.00
                                                                           9566.00                            9963.00
                                                                          10807.00                           11006.00
                                                                          11669.00                           11516.00
                                                                          12854.00                           12626.00
                                                                          15664.00                           15535.00
                                                                          13998.00                           15085.00
                                                                          11416.00                           11324.00
                                                                          11564.00                            9828.00
                                                                          13848.00                           12485.00
10/31/04                                                                  16001.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

 CLASS R2 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         15.41%  0.21%   4.58%

(LINE GRAPH FOR CLASS R2 SHARES)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/94                                                                  10000.00                           10000.00
                                                                           9547.00                            9963.00
                                                                          10755.00                           11006.00
                                                                          11586.00                           11516.00
                                                                          12732.00                           12626.00
                                                                          15484.00                           15535.00
                                                                          13805.00                           15085.00
                                                                          11242.00                           11324.00
                                                                          11353.00                            9828.00
                                                                          13560.00                           12485.00
10/31/04                                                                  15649.00                           14837.00

  --   MainStay International Equity Fund  --   MSCI EAFE Index

                                                   ONE      FIVE     TEN
BENCHMARK PERFORMANCE                              YEAR    YEARS    YEARS

MSCI EAFE Index(1)                                18.84%   -0.92%   4.02%
Average Lipper international multicap core
  fund(2)                                         17.06    -0.12    4.88

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,036.90       $ 9.73      $1,015.50       $ 9.63
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,033.05       $13.54      $1,011.75       $13.40
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                   $1,000.00     $1,033.05       $13.54      $1,011.75       $13.40
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   $1,000.00     $1,040.05       $ 6.00      $1,019.15       $ 5.94
------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                                  $1,000.00     $1,040.15       $ 6.51      $1,018.05       $ 6.44
------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                                  $1,000.00     $1,040.30       $ 7.80      $1,017.40       $ 7.71
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).




 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common
Stocks                                                                           86.3%
Short-Term Investments (Collateral from Securities lending                        4.6
  is 3.7%)
Preferred Stocks                                                                  0.9
Warrant                                                                           2.6
Cash and Other Assets (less liabilities)                                          5.6

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS.)

 1.  Tesco PLC
 2.  Diageo PLC*
 3.  Deutsche Boerse AG
 4.  Nestle S.A. Registered
 5.  Canon, Inc.*
 6.  TPG N.V.
 7.  UBS AG Registered*
 8.  Ryanair Holdings PLC
 9.  Takeda Pharmaceutical Co., Ltd.
10.  Snam Rete Gas S.p.A.

*  Security traded on more than one exchange.

 6   MainStay International Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries with established economies as well as emerging-market countries that we believe present favorable opportunities. In implementing this strategy, we utilize a bottom-up, stock-picking investment discipline. Proprietary quantitative and qualitative tools are used to identify attractive companies. In-depth, original fundamental research is performed on identified companies to assess their business and investment prospects. Particular attention is paid to cash flow, return on invested capital, and management's demonstrated ability to create shareholder value. Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING THE ONE YEAR REPORTING PERIOD ENDED OCTOBER 31, 2004?

The international equity markets generated strong returns during the reporting period. In Japan, both the government and the central bank officially maintain that the economy is on course to enter a sustainable growth path. For this optimistic scenario to occur, we believe that the strength seen in the corporate sector needs to find its way to consumers. Household incomes, however, have remained weak. In Europe, the economic news has been mixed. The euro rose sharply versus the U.S. dollar and the European Central Bank has not expressed concerns about the currency's strength. We believe that the European Central Bank is content to let the euro appreciate, which could reduce pricing pressures. This scenario, however, would likely have an adverse effect on the region's exporters. During the reporting period, growth in U.S. corporate profits, an increase in commodity prices, and the decline of the U.S. dollar versus most major currencies have ignited inflation fears. During the 12 months ended October 31, 2004, the Federal Open Market Committee raised the targeted federal funds rate from 1.00% to 1.75%, and we anticipate rate hikes to continue well into 2005.

WHAT WERE THE STRONGEST AND WEAKEST AREAS OF THE MARKET DURING THE REPORTING PERIOD?

The equity market's advance was broadly based, with the utilities and energy sectors both advancing more than 30% during the reporting period. Semiconductors & semiconductor equipment and software & services were the two worst-performing industry groups, both providing negative returns in U.S. dollars for the 12 months ended October 31, 2004.

WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?

The Fund's European utility holdings generated strong results. Italian gas-transmission company Snam Rete Gas was a case in point. We believe that the company is well positioned to benefit from the need for gas infrastructure, which stems from increased demand for gas by both consumers and generators of electricity. Tesco, a U.K.-based food retailer, also enhanced results, as its sales continued to grow and earnings surpassed expectations. Porsche is a designer and manufacturer of sports cars and, more recently, the Cayenne sports utility vehicle. Porsche has exceeded its sales targets for the Cayenne. In addition, the sales mix of Porsche's highly profitable sports-car lineup has shifted to higher-margin models. Looking ahead, we believe the company's sales growth should slow until a fourth model line is announced. For this reason, we have recently trimmed the Fund's position to capture profits.

WHAT STOCKS DETRACTED FROM RESULTS?

Weak performers included Rentokil Initial, a European global business-services company with operations in over 40 countries. The company has been under pressure as competition has forced profit margins lower. Another holding that hurt results was Compass Group, an international food-services company that provides contract and concession catering to more than 90 countries. The company warned that

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                     www.mainstayfunds.com     7
earnings would fall short of expectations in the current year.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

NTT DoCoMo, a Japanese wireless telecommunication company, was added to the Fund's portfolio in December 2003. We have since increased the size of the position. As the Japanese economy improves, we believe that local companies, such as NTT DoCoMo, should benefit from increased consumer spending and data usage. In addition, we believe that negative news related to the competition in Japan is already reflected in the company's share price and that at its current valuation, the stock is attractively priced.

Venture, a Singapore-based contract manufacturing-services company, has benefited from increased demand for printers and handheld computers. We began to trim the Fund's position when valuations became stretched and the company faced an increased risk of falling short of earnings expectations. Venture is a leading company in its sector, and we will continue to look for opportunities to increase the Fund's exposure to the stock.

HOW IS THE FUND POSITIONED RELATIVE TO THE BENCHMARK?(1)

The Fund's benchmark and the Fund's portfolio are primarily invested in stocks of developed markets and the Fund tends to have limited exposure to emerging markets. As always, we remain focused on the fundamental analysis of individual businesses rather than on the market's perception. At the end of the reporting period, the portfolio was overweighted in defensive sectors, such as consumer staples and utilities, with a slightly overweighted position in financials. The Fund's holdings in consumer staples and utilities provided the biggest positive contribution to the Fund's absolute performance during the 12-month reporting period. As of October 31, 2004, underweighted sectors included telecommunications services and energy. The Fund's holdings in business services were the prime detractor from the Fund's absolute performance.

WHERE ARE YOU FINDING THE MOST COMPELLING OPPORTUNITIES?

We are finding promising investments in Europe and Asian nations other than Japan. As a result, the Fund is underweighted in Japan. Recently, however, we have found businesses in Japan that meet all of our ownership criteria, and we have reduced the amount by which the Fund is underweighted relative to its benchmark Index.

WHAT DO YOU ANTICIPATE IN THE COMING MONTHS?

In light of the overall environment, we remain cautiously optimistic. The portfolio holds companies that we believe are well positioned in their respective sectors to generate returns above their capital costs. We believe that the ability to manage capital efficiently is an important characteristic of good management. As always, we remain alert and are willing to opportunistically invest in businesses in challenged sectors, such as telecommunications and media, if we feel they offer compelling values and the potential for a price correction. By focusing on companies with strong fundamentals and long histories of stable growth, we feel that we should be able to deliver solid results for the Fund's shareholders over the long term.

1. See footnote on page 5 for more information on the MSCI EAFE(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay International Equity Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (86.3%)+
--------------------------------------------------------------------------------
AUSTRALIA (1.0%)
Australian Gas Light Co., Ltd. (multi-utilities &
  unregulated power)                                      181,700   $  1,777,942
                                                                    ------------
BELGIUM (0.1%)
Belgacom S.A. (diversified telecommunication
  services) (a)                                             6,000        219,810
                                                                    ------------

BERMUDA (0.3%)
RenaissanceRe Holdings Ltd. (insurance)                    13,600        636,752
                                                                    ------------

DENMARK (1.5%)
Danske Bank A/S (commercial banks)                        102,805      2,864,348
                                                                    ------------
FINLAND (1.5%)
Stora Enso Oyj (paper & forest products)                   62,100        883,946
TietoEnator Oyj (IT services)                              65,320      1,827,986
                                                                    ------------
                                                                       2,711,932
                                                                    ------------
FRANCE (3.8%)
BNP Paribas, S.A. (diversified financial services)         44,880      3,045,729
Dexia (commercial banks)                                   75,900      1,518,709
M6 Metropole Television (broadcasting &
  publishing)                                               5,605        145,591
Societe Generale, S.A. (commercial banks)                   5,000        462,390
Total, S.A. (oil & gas)                                     8,900      1,845,362
                                                                    ------------
                                                                       7,017,781
                                                                    ------------
GERMANY (8.0%)
BASF AG (chemicals)                                        23,400      1,460,020
Bayerische Motoren Werke AG (automobiles)                  99,788      4,219,328
VDeutsche Boerse AG (diversified financial
  services)                                               112,578      5,600,739
Hannover Rueckversicherung AG (insurance)                  71,647      2,342,260
Siemens AG Registered (industrial conglomerates)           17,800      1,324,585
                                                                    ------------
                                                                      14,946,932
                                                                    ------------
HONG KONG (1.3%)
Hongkong Electric Holdings, Ltd. (electric
  utilities)                                              528,600      2,363,399
                                                                    ------------


                                                           SHARES          VALUE
INDIA (0.6%)
ITC, Ltd. GDR (tobacco) (b)(d)                             46,500   $  1,114,758
                                                                    ------------

IRELAND (2.2%)
Bank of Ireland (commercial banks)                        306,403      4,182,122
                                                                    ------------

ITALY (7.1%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                                   25,900        457,951
Enel S.p.A.
  (utilities-electric & gas) (g)                          338,600      3,053,776
Eni S.p.A. (oil & gas)                                    145,200      3,287,688
Eni S.p.A. ADR (oil & gas) (c)                              3,000        343,290
Riunione Adriatica di Sicurta S.p.A. (insurance)           69,200      1,457,707
VSnam Rete Gas S.p.A. (gas utilities)                     926,995      4,693,150
                                                                    ------------
                                                                      13,293,562
                                                                    ------------
JAPAN (9.8%)
VCanon, Inc. (office electronics)                          59,400      2,925,530
VCanon, Inc. ADR (office electronics) (c)                  49,623      2,456,338
Fuji Photo Film Co., Ltd. (leisure equipment &
  products)                                                31,400      1,070,421
Nitto Denko Corp. (chemicals)                              14,600        691,572
NTT DoCoMo, Inc. (wireless telecommunication
  services)                                                 2,011      3,541,360
RICOH Co., Ltd. (data processing & reproduction)            7,000        130,521
Secom Co., Ltd. (commercial services & supplies)           25,800        935,399
Seven-Eleven Japan Co., Ltd. (food & staples
  retailing)                                               29,800        861,531
Shin-Etsu Chemical Co., Ltd. (chemicals)                   24,300        922,205
VTakeda Pharmaceutical Co., Ltd. (pharmaceuticals)         97,500      4,701,008
                                                                    ------------
                                                                      18,235,885
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS (6.9%)
Euronext N.V. (diversified financial services)            125,585   $  3,626,332
Reed Elsevier N.V. (media)                                143,270      1,877,139
Royal Dutch Petroleum Co. NY Shares (oil & gas)            40,600      2,202,144
VTPG N.V. (air freight & logistics)                       209,646      5,050,921
                                                                    ------------
                                                                      12,756,536
                                                                    ------------
SINGAPORE (0.9%)
SembCorp Logistics Ltd. (air freight & logistics)         328,000        454,995
Venture Corp., Ltd. (electronic equipment &
  instruments)                                            136,200      1,292,274
                                                                    ------------
                                                                       1,747,269
                                                                    ------------
SPAIN (4.0%)
Banco Popular Espanol, S.A. (commercial banks) (g)         81,634      4,618,913
Iberdrola, S.A. (multi-utilities & unregulated
  power)                                                   78,848      1,721,123
Indra Sistemas, S.A. (IT services)                         31,708        468,683
Red Electrica de Espana (electric utilities)               32,000        595,523
                                                                    ------------
                                                                       7,404,242
                                                                    ------------
SWEDEN (3.6%)
AB SKF B Shares (machinery)                                49,400      1,909,843
Autoliv, Inc. (auto components)                            21,500        919,125
Hennes & Mauritz AB B Shares (multiline retail)            66,300      1,924,738
Sandvik AB (machinery)                                     51,610      1,926,355
                                                                    ------------
                                                                       6,680,061
                                                                    ------------
SWITZERLAND (10.1%)
Credit Suisse Group ADR (commercial banks) (a)(c)          36,437      1,248,696
VNestle, S.A. Registered (food products)                   23,560      5,554,430
Novartis AG Registered (pharmaceuticals)                   33,948      1,613,410
Novartis AG ADR (pharmaceuticals) (c)                      55,000      2,640,550
Serono S.A. Class B (pharmaceuticals)                         683        423,233
Swiss Re Registered (insurance)                            31,100      1,902,576
Syngenta AG (chemicals) (a)                                 5,000        475,259
VUBS AG Registered (capital markets)                       52,994      3,806,552
VUBS AG Registered (capital markets) (e)                   17,008      1,232,910
                                                                    ------------
                                                                      18,897,616
                                                                    ------------


                                                           SHARES          VALUE
UNITED KINGDOM (23.6%)
AstraZeneca PLC ADR (pharmaceuticals) (c)                  11,700   $    482,040
BP PLC ADR (oil & gas) (c)                                 53,533      3,118,297
Capita Group PLC (IT services)                             94,000        606,272
Compass Group PLC (hotels, restaurants & leisure)         561,800      2,318,693
VDiageo PLC (beverages)                                   405,661      5,418,605
VDiageo PLC ADR (beverages) (c)                            20,640      1,110,019
Exel PLC (air freight & logistics)                        218,940      2,842,246
GlaxoSmithKline PLC ADR (pharmaceuticals) (c)              87,900      3,726,960
iShares MSCI United Kingdom Index Fund (capital
  markets) (f)(g)                                         109,900      1,846,320
Kingfisher PLC (merchandising)                             32,900        182,506
Lloyds TSB Group PLC (diversified financial
  services)                                               486,200      3,839,626
Lloyds TSB Group PLC ADR (diversified financial
  services) (c)                                             9,910        316,426
Man Group PLC (diversified financial services)            163,710      3,923,554
Provident Financial PLC (consumer finance)                 88,000        944,881
Reckitt Benckiser PLC (household products)                145,709      3,986,051
Rio Tinto PLC (metals & mining)                            13,500        352,242
Scottish & Southern Energy PLC (multi-utilities &
  unregulated power)                                       72,730      1,111,415
VTesco PLC (food & staples retailing)                   1,461,673      7,693,199
                                                                    ------------
                                                                      43,819,352
                                                                    ------------
Total Common Stocks (Cost $139,920,881)                              160,670,299
                                                                    ------------

PREFERRED STOCK (0.9%)
--------------------------------------------------------------------------------
GERMANY (0.9%)
Porsche AG E1.53 (automobiles) (k)                          2,617      1,664,477
                                                                    ------------
Total Preferred Stock (Cost $1,217,977)                                1,664,477
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange.
  May be subject to change daily.

 10   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
WARRANT (2.6%)
--------------------------------------------------------------------------------
IRELAND (2.6%)
VRyanair Holdings PLC
  Strike Price E0.000001 Expire 3/21/08 (airlines)
  (a)(b)(k)                                               908,375   $  4,819,582
                                                                    ------------
Total Warrants (Cost $5,028,073)                                       4,819,582
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (4.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.9%)
UNITED STATES (0.9%)
UBS Finance Delaware LLC 1.84%, due 11/1/04
  (capital markets)                                 $   1,630,000      1,630,000
                                                                    ------------
Total Commercial Paper (Cost $1,630,000)                               1,630,000
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (0.8%)
UNITED STATES (0.8%)
AIM Institutional Funds Group (capital markets)
  (h)                                                   1,526,279      1,526,279
                                                                    ------------
Total Investment Company (Cost $1,526,279)                             1,526,279
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (0.8%)
UNITED STATES (0.8%)
Banc of America Securities LLC 1.9549%, due
  11/1/04 (capital markets) (h)                     $   1,477,000      1,477,000
                                                                    ------------
Total Master Note (Cost $1,477,000)                                    1,477,000
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (2.1%)
UNITED STATES (2.1%)
Credit Suisse First Boston LLC 1.9249%, dated
  10/29/04 due 11/1/04
  Proceeds at Maturity $2,750,441 (capital
  markets) (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,757,692 and a Market
  Value of $2,805,100)                              $   2,750,000   $  2,750,000
Lehman Brothers, Inc. 1.9249%, dated 10/29/04 due
  11/1/04
  Proceeds at Maturity $700,112 (capital markets)
  (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,394,733 and a Market
  Value of $721,989)                                      700,000        700,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.9549%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $500,081 (capital markets)
  (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $494,453 and a Market Value
  of $525,017)                                            500,000        500,000
                                                                    ------------
Total Repurchase Agreements (Cost $3,950,000)                          3,950,000
                                                                    ------------
Total Short-Term Investments (Cost $8,583,279)                         8,583,279
                                                                    ------------
Total Investments
  (Cost $154,750,210) (i)                                    94.4%   175,737,637(j)
Cash and Other Assets, Less Liabilities                       5.6     10,382,616
                                                    -------------   ------------
Net Assets                                                  100.0%  $186,120,253
                                                    =============   ============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR-American Depositary Receipt.
(d)  GDR-Global Depositary Receipt.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(g) Represents a security, or a portion thereof, of which is out on loan.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(h) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost for federal income tax purposes is $154,978,811.
(j) At October 31, 2004 net unrealized appreciation for securities was $20,758,826, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $22,922,285 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,163,459.
(k) The following abbreviation is used in the above portfolio: E-Euro.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                         VALUE   PERCENT+
INDUSTRY DIVERSIFICATION
---------------------------------------------------------
Air Freight & Logistics           $  8,348,162      4.5%
Airlines                             4,819,582      2.6
Auto Components                        919,125      0.5
Automobiles                          5,883,805      3.2
Beverages                            6,528,624      3.5
Broadcasting & Publishing              145,591      0.1
Capital Markets                     15,469,061      8.3
Chemicals                            3,549,056      1.9
Commercial Banks                    15,353,129      8.2
Commercial Services & Supplies         935,399      0.5
Consumer Finance                       944,881      0.5
Data Processing & Reproduction         130,521      0.1
Diversified Financial Services      20,352,406     10.9
Diversified Telecommunication
  Services                             219,810      0.1
Electric Utilities                   2,958,922      1.6
Electronic Equipment &
  Instruments                        1,292,274      0.7
Food & Staples Retailing             8,554,730      4.6
Food Products                        5,554,430      3.0
Gas Utilities                        4,693,150      2.5
Hotels, Restaurants & Leisure        2,318,693      1.2
Household Products                   3,986,051      2.1
Industrial Conglomerates             1,324,585      0.7
Insurance                            6,339,295      3.4
IT Services                          2,902,941      1.6
Leisure Equipment & Products         1,070,421      0.6
Machinery                            3,836,198      2.1
Media                                1,877,139      1.0
Merchandising                          182,506      0.1
Metals & Mining                        352,242      0.2
Multiline Retail                     1,924,738      1.0
Multi-Utilities & Unregulated
  Power                              4,610,480      2.5
Office Electronics                   5,381,868      2.9
Oil & Gas                           10,796,781      5.8
Paper & Forest Products                883,946      0.5
Pharmaceuticals                     13,587,201      7.3
Tobacco                              1,114,758      0.6
Utilities-Electric & Gas             3,053,776      1.6
Wireless Telecommunication
  Services                           3,541,360      1.9
                                  ------------    -----
                                   175,737,637     94.4
Cash and Other Assets, Less
  Liabilities                       10,382,616      5.6
                                  ------------    -----
Net Assets                        $186,120,253    100.0%
                                  ============    =====

+    Percentages indicated are based on Fund net assets.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings may be a security traded on more than one exchange. May be subject to change daily.

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $154,750,210) including
  $6,696,326 market value of securities loaned  $175,737,637
Cash denominated in foreign currencies
  (identified cost $16,897,510)                   17,347,721
Cash                                                  21,631
Receivables:
  Investment securities sold                       3,661,882
  Dividends and interest                             320,031
  Fund shares sold                                   265,309
Other assets                                          21,681
Unrealized appreciation on foreign currency
  forward contracts                                  123,859
                                                ------------
    Total assets                                 197,499,751
                                                ------------
LIABILITIES:
Securities lending collateral                      6,953,279
Payables:
  Investment securities purchased                  3,694,123
  Fund shares redeemed                               167,072
  Manager                                            142,602
  Transfer agent                                     110,685
  NYLIFE Distributors                                 78,310
  Custodian                                           35,723
Accrued expenses                                      62,739
Unrealized depreciation on foreign currency
  forward contracts                                  134,965
                                                ------------
    Total liabilities                             11,379,498
                                                ------------
Net assets                                      $186,120,253
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     58,795
  Class B                                             61,074
  Class C                                              5,872
  Class I                                             32,660
  Class R1                                                 1
  Class R2                                                 1
Additional paid-in capital                       165,257,855
Accumulated undistributed net investment
  income                                             451,999
Accumulated net realized loss on investments      (1,208,902)
Net unrealized appreciation on investments        20,987,427
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          473,471
                                                ------------
Net assets                                      $186,120,253
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 70,251,603
                                                ============
Shares of beneficial interest outstanding          5,879,496
                                                ============
Net asset value per share outstanding           $      11.95
Maximum sales charge (5.50% of offering price)          0.70
                                                ------------
Maximum offering price per share outstanding    $      12.65
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 69,881,799
                                                ============
Shares of beneficial interest outstanding          6,107,358
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.44
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  6,718,451
                                                ============
Shares of beneficial interest outstanding            587,233
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.44
                                                ============
CLASS I
Net assets applicable to outstanding shares     $ 39,266,296
                                                ============
Shares of beneficial interest outstanding          3,265,954
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.02
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,053
                                                ============
Shares of beneficial interest outstanding                 88
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.00
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $      1,051
                                                ============
Shares of beneficial interest outstanding                 88
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.99
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 3,656,969
  Income from securities loaned -- net               91,578
  Interest                                           73,013
                                                -----------
    Total income                                  3,821,560
                                                -----------
EXPENSES:
  Manager                                         1,392,321
  Transfer agent -- Classes A, B and C              660,447
  Transfer agent -- Classes I, R1 and R2              5,087
  Distribution -- Class B                           489,427
  Distribution -- Class C                            37,917
  Service -- Class A                                152,430
  Service -- Class B                                163,143
  Service -- Class C                                 12,639
  Service -- Class R2                                     2
  Custodian                                         106,370
  Shareholder communication                          65,760
  Professional                                       53,832
  Registration                                       48,622
  Recordkeeping                                      41,937
  Trustees                                           12,863
  Shareholder Service -- Class R1                         1
  Shareholder Service -- Class R2                         1
  Miscellaneous                                      36,923
                                                -----------
    Total expenses                                3,279,722
                                                -----------
Net investment income                               541,838
                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                           8,581,825
  Foreign currency transactions                     328,372
                                                -----------
Net realized gain on investments and foreign
  currency transactions                           8,910,197
                                                -----------
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions                          29,551
                                                -----------
Net change in unrealized appreciation on:
  Security transactions                           7,792,494
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                71,617
                                                -----------
Net unrealized gain on investments and foreign
  currency transactions                           7,864,111
                                                -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   16,803,859
                                                -----------
Net increase in net assets resulting from
  operations                                    $17,345,697
                                                ===========

(a) Dividends recorded net of foreign withholding taxes of $400,095.

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004          2003*            2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                   $    541,838   $    396,377   $    (405,768)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                8,939,748      3,660,200      (2,901,969)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions       7,864,111     12,297,226        (563,248)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            17,345,697     16,353,803      (3,870,985)
                           -------------------------------------------
Dividends to shareholders:

 From net investment income:
   Class A                     (555,225)            --              --
   Class B                     (414,033)            --              --
   Class C                      (22,730)            --              --
                           -------------------------------------------
 Total dividends to
  shareholders                 (991,988)            --              --
                           -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   33,536,680     47,829,220      92,489,033
   Class B                   14,390,516      8,237,192       7,219,163
   Class C                    4,309,233      2,705,299       4,458,095
   Class I                   43,940,803             --              --
   Class R1                       1,000             --              --
   Class R2                       1,000             --              --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                      451,765             --              --
   Class B                      396,920             --              --
   Class C                       17,677             --              --
                           -------------------------------------------
                             97,045,594     58,771,711     104,166,291

                                   2004          2003*            2002

 Cost of shares redeemed+:
   Class A                 $(14,451,562)  $(41,284,589)  $ (86,563,792)
   Class B                   (9,181,696)    (7,424,618)     (9,803,245)
   Class C                     (810,363)    (1,610,072)     (3,509,376)
   Class I                   (5,788,084)            --              --
                           -------------------------------------------
                            (30,231,705)   (50,319,279)    (99,876,413)
    Increase in net
     assets derived from
     capital share
     transactions            66,813,889      8,452,432       4,289,878
                           -------------------------------------------
    Net increase in net
     assets                  83,167,598     24,806,235         418,893

NET ASSETS:
Beginning of period         102,952,655     78,146,420      77,727,527
                           -------------------------------------------
End of period              $186,120,253   $102,952,655   $  78,146,420
                           ===========================================
Accumulated undistributed
 net investment income at
 end of period             $    451,999   $    573,777   $          --
                           ===========================================

* The fund changed its fiscal year end from December 31 to October 31.
+ Cost of shares redeemed net of redemption fee of $2,886, $187,392 and $1,039 for the year ended October 31, 2004, the ten months ended October 31, 2003 and year ended December 31, 2002, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                            CLASS A
                                            YEAR ENDED      THROUGH     --------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002            2001         2000         1999
Net asset value at beginning of period        $ 10.50       $  8.73     $  9.11         $ 10.98      $ 15.23      $ 12.21
                                              -------       -------     -------         -------      -------      -------
Net investment income (loss)                     0.07(a)       0.08(a)    (0.00)(a)(d)    (0.01)(a)    (0.08)(a)    (0.07)
Net realized and unrealized gain (loss) on
  investments                                    1.48          1.63       (0.43)          (1.82)       (3.07)        3.54
Net realized and unrealized gain (loss) on
  foreign currency transactions                  0.03          0.04        0.05            0.11        (0.12)       (0.13)
                                              -------       -------     -------         -------      -------      -------
Total from investment operations                 1.58          1.75       (0.38)          (1.72)       (3.27)        3.34
                                              -------       -------     -------         -------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.13)            --          --           (0.09)          --        (0.03)
  From net realized gain on investments
    and foreign currency transactions              --            --          --           (0.06)       (0.98)       (0.29)
                                              -------       -------     -------         -------      -------      -------
Total dividends and distributions              (0.13)            --          --           (0.15)       (0.98)       (0.32)
                                              -------       -------     -------         -------      -------      -------
Redemption fee (a)                               0.00(d)       0.02          --              --           --           --
                                              -------       -------     -------         -------      -------      -------
Net asset value at end of period              $ 11.95       $ 10.50     $  8.73         $  9.11      $ 10.98      $ 15.23
                                              =======       =======     =======         =======      =======      =======
Total investment return (b)                     15.11%        20.27%(c)   (4.17%)        (15.70%)     (21.32%)      27.54%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.60%         0.99%+     (0.05%)         (0.07%)      (0.56%)      (0.14%)
    Expenses                                     1.90%         2.27%+      2.26%           2.17%        2.15%        1.94%
Portfolio turnover rate                            54%           71%        102%            129%          30%          38%
Net assets at end of period (in 000's)        $70,252       $43,747     $30,084         $25,470      $29,730      $34,407

                                                          JANUARY 1,
                                                             2003                           CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,               YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002         2001         2000         1999
Net asset value at beginning of period        $10.09        $ 8.44       $ 8.87       $10.70       $14.95       $12.08
                                              ------        ------       ------       ------       ------       ------
Net investment income (loss)                   (0.02)(a)      0.02(a)     (0.08)(a)    (0.07)(a)    (0.17)(a)    (0.09)
Net realized and unrealized gain (loss) on
  investments                                   1.41          1.57        (0.40)       (1.80)       (2.98)        3.41
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.03          0.04         0.05         0.11        (0.12)       (0.13)
                                              ------        ------       ------       ------       ------       ------
Total from investment operations                1.42          1.63        (0.43)       (1.76)       (3.27)        3.19
                                              ------        ------       ------       ------       ------       ------
Less dividends and distributions:
  From net investment income                   (0.07)           --           --        (0.01)          --        (0.03)
  From net realized gain on investments
    and foreign currency transactions             --            --           --        (0.06)       (0.98)       (0.29)
                                              ------        ------       ------       ------       ------       ------
Total dividends and distributions              (0.07)           --           --        (0.07)       (0.98)       (0.32)
                                              ------        ------       ------       ------       ------       ------
Redemption fee (a)                              0.00(d)       0.02           --           --           --           --
                                              ------        ------       ------       ------       ------       ------
Net asset value at end of period              $11.44        $10.09       $ 8.44       $ 8.87       $10.70       $14.95
                                              ======        ======       ======       ======       ======       ======
Total investment return (b)                    14.16%        19.55%(c)    (4.85%)     (16.44%)     (21.71%)      26.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               (0.15%)        0.24%+      (0.80%)      (0.82%)      (1.31%)      (0.89%)
    Expenses                                    2.65%         3.02%+       3.01%        2.92%        2.90%        2.69%
Portfolio turnover rate                           54%           71%         102%         129%          30%          38%
Net assets at end of period (in 000's)        $6,718        $2,715       $1,284       $  371       $  692       $  343

     The Fund changed its fiscal year end from December 31 to
*    October 31.
**   First offered on January 2, 2004.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges.
(b)  Classes I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                           CLASS B
YEAR ENDED      THROUGH     ------------------------------------------------
OCTOBER 31,   OCTOBER 31,               YEAR ENDED DECEMBER 31,
   2004          2003*        2002          2001         2000         1999
  $ 10.09       $  8.44     $  8.88       $ 10.70      $ 14.95      $ 12.08
  -------       -------     -------       -------      -------      -------
    (0.02)(a)      0.02(a)    (0.08)(a)     (0.07)(a)    (0.17)(a)    (0.09)
     1.41          1.57       (0.41)        (1.79)       (2.98)        3.41
     0.03          0.04        0.05          0.11        (0.12)       (0.13)
  -------       -------     -------       -------      -------      -------
     1.42          1.63       (0.44)        (1.75)       (3.27)        3.19
  -------       -------     -------       -------      -------      -------
    (0.07)           --          --         (0.01)          --        (0.03)
       --            --          --         (0.06)       (0.98)       (0.29)
  -------       -------     -------       -------      -------      -------
    (0.07)           --          --         (0.07)       (0.98)       (0.32)
  -------       -------     -------       -------      -------      -------
     0.00(d)       0.02          --            --           --           --
  -------       -------     -------       -------      -------      -------
  $ 11.44       $ 10.09     $  8.44       $  8.88      $ 10.70      $ 14.95
  =======       =======     =======       =======      =======      =======
    14.16%        19.55%(c)   (4.95%)      (16.34%)     (21.71%)      26.60%
    (0.15%)        0.24%+     (0.80%)       (0.82%)      (1.31%)      (0.89%)
     2.65%         3.02%+      3.01%         2.92%        2.90%        2.69%
       54%           71%        102%          129%          30%          38%
  $69,882       $56,490     $46,779       $51,887      $70,182      $94,698

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
          JANUARY 2, 2004**
               THROUGH
             OCTOBER 31,
                2004
 $11.40        $11.40        $11.40
 -------       ------        ------
   0.12(a)       0.12(a)       0.09(a)
   0.49          0.47          0.49
   0.01          0.01          0.01
 -------       ------        ------
   0.62          0.60          0.59
 -------       ------        ------
     --            --            --
     --            --            --
 -------       ------        ------
     --            --            --
 -------       ------        ------
   0.00(d)       0.00(d)       0.00(d)
 -------       ------        ------
 $12.02        $12.00        $11.99
 =======       ======        ======
   5.44%(c)      5.26%(c)      5.18%(c)
   1.33%+        1.23%+        0.98%+
   1.17%+        1.27%+        1.52%+
     54%           54%           54%
 $39,266       $    1        $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices representative of market values as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest noted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives

 18   MainStay International Equity Fund
compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See note 6.)

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2004, are not affected.

                              ACCUMULATED
      UNDISTRIBUTED        NET REALIZED LOSS
  NET INVESTMENT INCOME     ON INVESTMENTS

        $328,372              $(328,372)

The reclassification for the Fund is primarily due to foreign currency gain
(loss).

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

                                                    www.mainstayfunds.com     19

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase of Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Prior to January 1, 2004, the Fund paid the Manager a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets up to $1 billion and 0.95% on assets in excess of $1 billion. As of January 1, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.90% of the Fund's average daily net assets. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.90% of the Fund's average daily net assets on assets up to $500 million and 0.85% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.95%, 2.70% and 2.70% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the year ended October 31, 2004, the Manager earned from the Fund $1,392,321.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Included in the Statement of Operations for the year ended October 31, 2004 is an amount of approximately $29,551 that was reimbursed by the Subadvisor for a loss on a security acquired in violation of investment restrictions.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder

 20   MainStay International Equity Fund
service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $31,547 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,084, $53,085 and $1,745, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $665,534.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the International Equity Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, NYLIFE Distributors held shares of Class A with a net value of $8,371,258. This represents 11.9% of Class A net assets and 4.5% of the Fund's total net assets at year end.
(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,991 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $41,937 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

UNDISTRIBUTED    ACCUMULATED                      TOTAL
   ORDINARY      CAPITAL AND     UNREALIZED    ACCUMULATED
    INCOME       OTHER LOSSES   APPRECIATION      GAIN
   $440,893       $(980,301)    $21,243,403    $20,703,995

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and mark-to-market of foreign currency forward transactions.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $980,301 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2010                    $980
  ---------------------------------------------

The Fund utilized $8,570,156 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                             2004     2003   2002
Distributions paid from:
  Ordinary income          $991,988    $-     $-
-------------------------------------------------

NOTE 6 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $6,696,326. The Fund received $6,953,279 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending

                                                    www.mainstayfunds.com     21
procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contracts open at October 31, 2004:

                          CONTRACT     CONTRACT       UNREALIZED
                            AMOUNT       AMOUNT    APPRECIATION/
                              SOLD    PURCHASED   (DEPRECIATION)
Foreign Currency Sale Contracts
----------------------------------------------------------------
Swiss Francs vs.
  Japanese Yen
  expiring 3/7/05      CF8,796,949   Y761,200,000   $(134,965)
----------------------------------------------------------------
Singapore Dollar vs.
  Japanese Yen
  expiring 2/7/05      S$7,011,500   Y449,475,610   $  39,116
----------------------------------------------------------------

                           CONTRACT     CONTRACT
                             AMOUNT       AMOUNT
                          PURCHASED         SOLD
Foreign Currency Buy Contracts
-----------------------------------------------------------------
Australian Dollar vs.
  U.S. Dollar
  expiring 5/9/05       A$2,326,680   $1,625,000     $  84,743
-----------------------------------------------------------------
Net unrealized depreciation on foreign currency
  forward contracts:                                 $ (11,106)
-----------------------------------------------------------------

Foreign currency held at October 31, 2004:

             CURRENCY                           COST         VALUE
Australian Dollar  A$   2,969,523        $ 2,183,786   $ 2,218,085
Euro               E    2,700,751          3,354,708     3,435,488
Hong Kong Dollar   HK$  5,322,290            683,563       683,800
Japanese Yen       Y  546,065,579          4,954,476     5,142,345
Pound Sterling     L    1,270,366          2,298,804     2,327,692
Singapore Dollars  S$   2,038,441          1,211,302     1,224,105
Swedish Krona      SK   5,670,237            769,942       797,149
Swiss Francs       CF   1,825,071          1,440,929     1,519,057
------------------------------------------------------------------
                                         $16,897,510   $17,347,721
------------------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $127,111 and $76,714, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                      2,924     1,303      389
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      41        37        2
-----------------------------------------------------------
                                 2,965     1,340      391
-----------------------------------------------------------
Shares redeemed                 (1,252)     (834)     (73)
-----------------------------------------------------------
Net increase                     1,713       506      318
-----------------------------------------------------------

                                JANUARY 2, 2004* THROUGH
                                    OCTOBER 31, 2004
                              CLASS I   CLASS R1   CLASS R2

Shares sold                    3,762      --(a)      --(a)
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends       --      --         --
-----------------------------------------------------------
                               3,762      --(a)      --(a)
-----------------------------------------------------------
Shares redeemed                 (496)     --         --
-----------------------------------------------------------
Net increase                   3,266      --(a)      --(a)
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C

Shares sold                      5,418       912      299
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      --        --       --
-----------------------------------------------------------
                                 5,418       912      299
-----------------------------------------------------------
Shares redeemed                 (4,699)     (856)    (182)
-----------------------------------------------------------
Net increase                       719        56      117
-----------------------------------------------------------

 22   MainStay International Equity Fund

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C
Shares sold                     10,255       821      497
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                      --        --       --
-----------------------------------------------------------
                                10,255       821      497
-----------------------------------------------------------
Shares redeemed                 (9,604)   (1,119)    (386)
-----------------------------------------------------------
Net increase (decrease)            651      (298)     111
-----------------------------------------------------------

*   First offered on January 2, 2004.
**  The Fund changed its fiscal year end from December 31 to October 31.
(a)   Less than one thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG SIG

Philadelphia, Pennsylvania
December 28, 2004

 24   MainStay International Equity Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 26   MainStay International Equity Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2004:

-- the total amount of taxes paid to foreign countries was $400,095

-- the total amount of income sourced from foreign countries was $4,057,064

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2004 calendar year with form 1099-DIV, which will be mailed during January 2005.

 28   MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     29

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A06360         (RECYCLE LOGO)                                 MSIE11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Mid Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domes-tic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              12
----------------------------------------------------

Notes to Financial Statements                     18
Report of Independent Registered Public
Accounting Firm                                   22
----------------------------------------------------

Trustees and Officers                             23
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        4.37%    -3.88%
Excluding sales charges  10.45     -2.46

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                    9450                        10000                       10000
                                                          7078                         7781                        8797
                                                          5916                         6175                        8377
                                                          7777                         8938                       10941
10/31/04                                                  8590                         9487                       12148

  --   MainStay Mid Cap Growth Fund  --   S&P MidCap 400 Index
  - -  Russell 2500 Growth Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       4.57%    -3.73%
Excluding sales charges  9.57     -3.22

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                    10000                       10000                       10000
                                                           7440                        7781                        8797
                                                           6170                        6175                        8377
                                                           8050                        8938                       10941
10/31/04                                                   8644                        9487                       12148

  --   MainStay Mid Cap Growth Fund  --   S&P MidCap 400 Index
  - -  Russell 2500 Growth Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       8.57%    -3.22%
Excluding sales charges  9.57     -3.22

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                    MAINSTAY MID CAP           RUSSELL 2500 GROWTH
                                                       GROWTH FUND                    INDEX               S&P MIDCAP 400 INDEX
                                                    ----------------           -------------------        --------------------
1/2/01                                                    10000                       10000                       10000
                                                           7440                        7781                        8797
                                                           6170                        6175                        8377
                                                           8050                        8938                       10941
10/31/04                                                   8820                        9487                       12148

  --   MainStay Mid Cap Growth Fund  --   S&P MidCap 400 Index
  - -  Russell 2500 Growth Index

                                      ONE       SINCE
BENCHMARK PERFORMANCE                 YEAR    INCEPTION

Russell 2500(R) Growth Index(1)       6.14%     -1.36%
S&P MidCap 400(R) Index(2)           11.04       5.23
Average Lipper mid-cap growth
  fund(3)                             5.26      -5.68

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Mid Cap Growth Fund

1. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2500(TM) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,053.80       $ 7.74      $1,017.50       $ 7.61
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,049.45       $11.59      $1,013.75       $11.39
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,049.45       $11.59      $1,013.75       $11.39
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                   99.8%
Short-Term Investments (Collateral From Securities Lending Is 4.9%)              6.0
Liabilities in Excess of Cash and Other Assets                                  -5.8

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  D.R. Horton, Inc.
 2.  Harman International Industries, Inc.
 3.  Peabody Energy Corp.
 4.  Cooper Cos., Inc. (The)
 5.  Coach, Inc.
 6.  Mohawk Industries, Inc.
 7.  KB HOME
 8.  Cytyc Corp.
 9.  M.D.C. Holdings, Inc.
10.  Garmin Ltd.

 6   MainStay Mid Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

WHAT MAJOR FACTORS AND RISKS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Among the most significant factors influencing the equity markets during the reporting period were Federal Reserve interest-rate hikes, sharply higher oil prices, the war in Iraq, and the uncertainty surrounding the presidential election. Despite these concerns, the stock market managed to register a healthy gain. Much of the market's advance occurred toward the end of the reporting period, when investors began to refocus on those market fundamentals, such as earnings growth, that appeared to be favorable.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests primarily in common stocks and securities related to U.S. common stocks of companies with market capitalizations similar to those market capitalization of companies in the S&P MidCap 400(R) Index.(1) The Fund seeks to participate primarily in expanding markets of technology, health care, communications, and other high-growth industries. We also seek stocks with above-average growth in earnings. We select investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. In implementing this strategy, we use a flexible approach and may invest in various types of companies and securities. We look for securities that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors, such as changes in management, products, consumer demand, or the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or peer group, or if the stock no longer appears likely to help the Fund meet its investment objective.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's strong performance relative to its peers during the reporting period resulted primarily from individual security selection in the health care, consumer discretionary, and information technology sectors. The Fund's underweighted position in the energy sector, however, detracted from performance. Although the Fund's energy stocks advanced in concert with the rising price of oil, the portfolio's underweighted position in the sector held back performance.

WHAT DECISIONS GUIDED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

We increased the Fund's exposure to the consumer discretionary sector, which had a positive impact on the Fund's performance during the reporting period. Our move to reduce the Fund's weighting in the information technology sector also proved beneficial. While our decision to increase the Fund's exposure in the high-performing energy sector had a positive impact, the Fund remained underweighted in the sector, which hurt relative performance.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE?

For the 12-months ended October 31, 2004, the holdings that made the greatest positive contribution to the Fund's performance were Autodesk, Oxford Health Plans and Harman International Industries. Autodesk, one of the world's leading design-software and digital-content companies, recently received international recognition for its flagship AutoCAD software. The stock also rose on news of a 75% gain in third-quarter earnings. Oxford Health Plans was acquired by Minnesota-based UnitedHealth Group in April at a substantial premium. The stock benefited strongly from the acquisition. Harman International, a manufacturer of high-quality, high-fidelity audio and electronic products, is benefiting from its solid long-term contracts with several major automakers. The company has profited from its growing sales in the high-margin luxury auto category. New Century Financial, a mortgage company, and Cytyc, a developer of medical diagnostic products for cervical-cancer screening, also contributed strongly to the Fund's performance.

WHICH STOCKS WERE THE LARGEST DETRACTORS FROM PERFORMANCE?

During the 12-month reporting period, the largest detractors from the Fund's performance were Emulex, QLogic, New York Community Bancorp, JetBlue Airways, and SPX. Emulex and Qlogic, which provide interface connections between computer systems and their attached data-storage peripherals, announced disappointing results for the fourth quarter of 2003. A majority of the companies' revenue shortfall was related to a decline in expected orders

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies.
1. See footnote on page 5 for more information on the S&P MidCap 400(R) Index.

                                                     www.mainstayfunds.com     7
from original-equipment manufacturers for host bus adapters (HBA's) at the end of the quarter. We sold Emulex on the news but continue to own Qlogic. Since then QLogic managed to avoid further losses by taking some market share from Emulex. New York Community Bancorp's shares declined on the news of a significant drop in earnings for 2004. After the company's merger with Roslyn Bancorp, the big sell-off in bonds earlier in the year caught highly leveraged New York Community Bancorp off guard. The company's thrift was forced to unload some $5 billion of interest-rate sensitive securities, and incur steep losses. We sold the shares on the news.

The rising price of oil has increased operating costs throughout the airline industry, which was already suffering from thin profit margins. As the outlook darkened, we sold the Fund's position in JetBlue.

SPX designs, manufactures, and markets equipment for networking, broadcast, power, and fire-detection applications. The company's share price declined when third-quarter 2004 earnings per share came in below expectations. The company reported that various costs and expenses have had an impact on margins. Although the Fund owned the stock at the end of the reporting period, we have since sold the Fund's position.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Yes. With energy prices at high levels, we purchased Chesapeake Energy, National-Oilwell, and Newfield Exploration for the Fund. In the materials sector, we purchased shares of coal company Peabody Energy. In the industrials sector, we added construction and surface-mining equipment manufacturer Terex. We added to the Fund's consumer discretionary holdings with the purchase of Penn National Gaming, as well as The St. Joe Company. In health care, we added Sierra Health Services.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

In light of difficulties throughout the airline industry, we decided to sell the Fund's position in SkyWest. In the consumer discretionary sector, we sold the Fund's shares of mass merchandiser Fred's, which showed poor performance throughout the reporting period. We also sold pharmaceutical-products distributor AmerisourceBergen. In the financials sector, we sold New York Community Bancorp, and in information technology, we sold Siebel Systems, which faltered early in 2004 and showed poor performance through the remainder of the reporting period.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund increased its exposure to the consumer discretionary sector from 27.5% at the end of October 2003 to 29.8% at the end of October 2004. Over the same period, we increased the Fund's weighting in the energy sector from 0.0% to 4.2%. We increased the Fund's financials sector weighting from 9.8% of net assets at the beginning of the reporting period to 12.7% at the end. Over the same period, the Fund's allocation to the materials sector grew from 0.1% to 6.4%.

From the beginning of the reporting period to the end of October 2004, the Fund decreased its weighting in the industrials sector from 15.3% to 10.7% and reduced its weighting in the information technology sector from 25.2% to 13.5%.

HOW DO THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL 2500(R) GROWTH INDEX?

As of October 31, 2004, the Fund was overweighted relative to the Russell 2500(R) Growth Index(2) in the consumer discretionary, financials, health care, industrials, and materials sectors. At the same time, the Fund was underweighted in the consumer staples, energy, industrials, and information technology sectors. At the end of the reporting period, the Fund had no holdings in the telecommunications services or utilities sectors.

WHAT IS YOUR OUTLOOK FOR THE FUND?

With the uncertainty of the presidential election now behind us, investors can now focus their attention on market fundamentals. Although high energy prices and terrorism concerns remain risk factors, we believe that the combination of moderate economic growth and relatively low interest rates may help support decent stock-price action going forward.

2. See footnote on page 5 for more information about the Russell 2500(R) Growth Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (99.8%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.8%)
Alliant Techsystems, Inc. (a)                           16,350   $    939,962
L-3 Communications Holdings, Inc.                       17,500      1,153,775
United Defense Industries, Inc. (a)                     28,800      1,156,032
                                                                 ------------
                                                                    3,249,769
                                                                 ------------
AUTOMOBILES (1.6%)
Winnebago Industries, Inc.                              44,100      1,384,740
                                                                 ------------

BIOTECHNOLOGY (2.0%)
Gilead Sciences, Inc. (a)                               28,800        997,344
Mannkind Corp. (a)(b)                                   42,600        746,352
                                                                 ------------
                                                                    1,743,696
                                                                 ------------
CAPITAL MARKETS (2.9%)
Affiliated Managers
  Group, Inc. (a)(b)                                    21,800      1,217,312
E*TRADE Financial Corp. (a)                             95,300      1,229,370
                                                                 ------------
                                                                    2,446,682
                                                                 ------------
COMMERCIAL BANKS (2.6%)
UCBH Holdings, Inc.                                     25,400      1,094,486
Westcorp                                                28,100      1,121,752
                                                                 ------------
                                                                    2,216,238
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Corinthian Colleges, Inc. (a)                           28,300        406,388
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Avocent Corp. (a)                                       12,400        441,440
InterDigital
  Communications Corp. (a)                              25,900        411,810
QLogic Corp. (a)                                        16,900        549,250
                                                                 ------------
                                                                    1,402,500
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.3%)
Fluor Corp.                                             23,700      1,100,628
                                                                 ------------

CONSTRUCTION MATERIALS (1.8%)
Eagle Materials, Inc.                                   20,829      1,439,492
Eagle Materials, Inc. Class B                            1,045         69,827
                                                                 ------------
                                                                    1,509,319
                                                                 ------------
CONSUMER FINANCE (2.6%)
Capital One Financial Corp.                             16,800      1,239,168
Providian Financial Corp. (a)                           65,500      1,018,525
                                                                 ------------
                                                                    2,257,693
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Amphenol Corp. Class A (a)                              10,100        346,733
CDW Corp.                                               10,000        620,300
V
#Garmin Ltd. (b)                                        29,100      1,455,000
                                                                 ------------
                                                                    2,422,033
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.5%)
National-Oilwell, Inc. (a)(b)                           37,800      1,274,238
                                                                 ------------


                                                        SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (7.9%)
V
#Cooper Cos., Inc. (The)                                22,600   $  1,589,910
V
#Cytyc Corp. (a)                                        57,100      1,489,739
Fisher Scientific
  International, Inc. (a)                               20,100      1,152,936
St. Jude Medical, Inc. (a)                              15,100      1,156,207
Varian Medical Systems, Inc. (a)                        33,800      1,357,070
                                                                 ------------
                                                                    6,745,862
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (11.3%)
Caremark Rx, Inc. (a)                                   30,000        899,100
Coventry Health Care, Inc. (a)                          35,400      1,447,860
First Health Group Corp. (a)                            36,200        576,304
Henry Schein, Inc. (a)                                  16,500      1,043,295
PacifiCare Health Systems, Inc. (a)                     39,700      1,414,114
Patterson Cos., Inc. (a)                                21,200        795,000
Pharmaceutical Product Development, Inc. (a)            24,800      1,047,304
Quest Diagnostics, Inc.                                 12,900      1,129,266
Sierra Health Services, Inc. (a)                         9,400        448,568
WellChoice, Inc. (a)                                    21,200        885,312
                                                                 ------------
                                                                    9,686,123
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.8%)
Boyd Gaming Corp.                                       39,500      1,322,855
Penn National Gaming, Inc. (a)                          26,300      1,092,239
                                                                 ------------
                                                                    2,415,094
                                                                 ------------
HOUSEHOLD DURABLES (17.4%)
Centex Corp.                                            21,800      1,132,292
V
#D.R. Horton, Inc.                                      59,000      1,770,000
V
#Harman International Industries, Inc.                  13,900      1,670,502
Hovnanian Enterprises, Inc. Class A (a)                 31,900      1,197,526
V
#KB HOME                                                18,200      1,496,950
Lennar Corp. Class A                                    27,800      1,250,444
Lennar Corp. Class B                                     3,300        136,224
V
#M.D.C. Holdings, Inc.                                  19,160      1,470,530
V
#Mohawk Industries, Inc. (a)                            17,800      1,514,424
Ryland Group, Inc. (The)                                11,700      1,116,063
Stanley Works (The)                                     19,000        845,880
Toro Co. (The)                                          18,700      1,276,275
                                                                 ------------
                                                                   14,877,110
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
# Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.0%)
VeriSign, Inc. (a)                                      32,000   $    858,560
                                                                 ------------
IT SERVICES (1.5%)
Acxiom Corp.                                            28,400        710,000
Affiliated Computer Services, Inc. Class A (a)          10,500        572,775
                                                                 ------------
                                                                    1,282,775
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Brunswick Corp.                                         20,900        980,628
                                                                 ------------
MACHINERY (3.6%)
Oshkosh Truck Corp.                                     19,900      1,172,110
SPX Corp.                                               18,800        720,980
Terex Corp. (a)                                         31,000      1,178,000
                                                                 ------------
                                                                    3,071,090
                                                                 ------------
METALS & MINING (4.6%)
Arch Coal, Inc.                                         41,200      1,339,824
Massey Energy Co.                                       35,700        961,401
V
#Peabody Energy Corp.                                   25,900      1,651,902
                                                                 ------------
                                                                    3,953,127
                                                                 ------------
OIL & GAS (2.7%)
Chesapeake Energy Corp.                                 67,000      1,077,360
Newfield Exploration Co. (a)                            21,200      1,233,840
                                                                 ------------
                                                                    2,311,200
                                                                 ------------
PHARMACEUTICALS (1.4%)
Endo Pharmaceuticals
  Holdings, Inc. (a)                                    34,400        749,920
Eon Labs, Inc. (a)                                      18,500        455,285
                                                                 ------------
                                                                    1,205,205
                                                                 ------------
REAL ESTATE (1.0%)
St. Joe Co. (The)                                       16,500        839,850
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Altera Corp. (a)                                        16,400        372,772
Integrated Circuit Systems, Inc. (a)                    18,900        426,195
Novellus Systems, Inc. (a)                              15,100        391,241
Semtech Corp. (a)                                       15,900        331,992
Silicon Laboratories, Inc. (a)                          11,200        335,664
                                                                 ------------
                                                                    1,857,864
                                                                 ------------
SOFTWARE (4.4%)
Activision, Inc. (a)                                    40,275        583,182
Amdocs Ltd. (a)                                         16,400        412,460
Autodesk, Inc.                                          16,300        859,825
FactSet Research Systems, Inc.                          22,400      1,116,416
Symantec Corp. (a)                                      13,300        757,302
                                                                 ------------
                                                                    3,729,185
                                                                 ------------


                                                        SHARES          VALUE
SPECIALTY RETAIL (5.5%)
Chico's FAS, Inc. (a)                                   28,800   $  1,152,864
Claire's Stores, Inc.                                   52,700      1,371,254
Michaels Stores, Inc.                                   44,600      1,297,860
Sherwin-Williams Co. (The)                              20,100        858,672
                                                                 ------------
                                                                    4,680,650
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (2.8%)
V
#Coach, Inc. (a)                                        32,700      1,524,801
Warnaco Group, Inc. (The) (a)                           44,000        897,600
                                                                 ------------
                                                                    2,422,401
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.6%)
Doral Financial Corp.                                   27,850      1,169,143
IndyMac Bancorp, Inc.                                   44,800      1,445,248
PMI Group, Inc. (The)                                   11,500        446,430
                                                                 ------------
                                                                    3,060,821
                                                                 ------------
Total Common Stocks (Cost $68,022,974)                             85,391,469
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (6.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
UBS Finance Delaware LLC
  1.84%, due 11/1/04                                $  975,000        975,000
                                                                 ------------
Total Commercial Paper (Cost $975,000)                                975,000
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (2.0%)
AIM Institutional Funds Group (c)                    1,682,563      1,682,563
                                                                 ------------
Total Investment Company (Cost $1,682,563)                          1,682,563
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
MASTER NOTE (0.5%)
Banc of America Securities LLC
  1.9549%, due 11/1/04 (c)                          $  400,000        400,000
                                                                 ------------
Total Master Note
  (Cost $400,000)                                                     400,000
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
# Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.4%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $700,112 (c)
  (Collateralized by Various Bonds
  with a Principal Amount of $701,958 and a Market
  Value of $714,025)                                $  700,000   $    700,000
Lehman Brothers, Inc.
  1.925%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity
  $378,061 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $753,156 and a Market Value
  of $389,874)                                         378,000        378,000
Merrill Lynch Pierce Fenner & Smith, Inc.
  1.9549%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $1,000,163 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $988,905 and a Market Value
  of $1,050,035)                                     1,000,000      1,000,000
                                                                 ------------
Total Repurchase Agreements (Cost $2,078,000)                       2,078,000
                                                                 ------------
Total Short-Term Investments (Cost $5,135,563)                      5,135,563
                                                                 ------------
Total Investments (Cost $73,158,537) (d)                 105.8%    90,527,032(e)
Liabilities in Excess of
  Cash and Other Assets                                   (5.8)    (5,003,255)
                                                    ----------   ------------
Net Assets                                               100.0%  $ 85,523,777
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  The cost for federal income tax purposes is $73,305,990.
(e)  At October 31, 2004 net unrealized appreciation was
     $17,221,042, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,725,666 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,504,624.

+ Percentages indicated are based on Fund net assets.
# Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $73,158,537), including
  $4,076,230 market value of securities loaned  $ 90,527,032
Cash                                                   3,033
Receivables:
  Investment securities sold                         383,147
  Fund shares sold                                   138,486
  Dividends and interest                              14,651
Other assets                                          11,411
                                                ------------
    Total assets                                  91,077,760
                                                ------------
LIABILITIES:
Securities lending collateral                      4,160,564
Payables:
  Investment securities purchased                  1,186,553
  Transfer agent                                      57,899
  NYLIFE Distributors                                 42,153
  Fund shares redeemed                                32,514
  Manager                                             26,473
  Custodian                                            2,252
Accrued expenses                                      45,575
                                                ------------
        Total liabilities                          5,553,983
                                                ------------
Net assets                                      $ 85,523,777
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     50,886
  Class B                                             40,482
  Class C                                              4,058
Additional paid-in capital                        78,648,492
Accumulated net realized loss on investments     (10,588,636)
Net unrealized appreciation on investments        17,368,495
                                                ------------
Net assets                                      $ 85,523,777
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 46,234,255
                                                ============
Shares of beneficial interest outstanding          5,088,589
                                                ============
Net asset value per share outstanding           $       9.09
Maximum sales charge (5.50% of offering price)          0.53
                                                ------------
Maximum offering price per share outstanding    $       9.62
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 35,709,852
                                                ============
Shares of beneficial interest outstanding          4,048,224
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.82
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  3,579,670
                                                ============
Shares of beneficial interest outstanding            405,818
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.82
                                                ============

 12   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                $   361,396
  Income from securities loaned -- net              17,209
  Interest                                           8,434
                                               -----------
    Total income                                   387,039
                                               -----------
EXPENSES:
  Manager                                          573,781
  Transfer agent                                   332,891
  Distribution -- Class B                          228,376
  Distribution -- Class C                           23,732
  Service -- Class A                               107,224
  Service -- Class B                                76,125
  Service -- Class C                                 7,911
  Shareholder communication                         47,117
  Registration                                      37,350
  Professional                                      36,648
  Recordkeeping                                     28,835
  Custodian                                         17,047
  Trustees                                           8,083
  Pricing service                                    4,440
  Miscellaneous                                     17,111
                                               -----------
    Total expenses before reimbursement          1,546,671
Expense reimbursement by Manager                  (147,001)
                                               -----------
    Net expenses                                 1,399,670
                                               -----------
Net investment loss                             (1,012,631)
                                               -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                 4,810,758
Net change in unrealized appreciation on
  investments                                    2,792,206
                                               -----------
Net realized and unrealized gain on
  investments                                    7,602,964
                                               -----------
Net increase in net assets resulting from
  operations                                   $ 6,590,333
                                               ===========

(a) Dividends recorded net of foreign withholding taxes of $1,313.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                               2004         2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss   $ (1,012,631)  $  (462,355)  $   (425,908)
 Net realized gain
  (loss) on
  investments             4,810,758    (1,756,946)    (6,946,950)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments             2,792,206    15,761,181     (3,025,659)
                       -----------------------------------------
 Net increase
  (decrease) in net
  assets resulting
  from operations         6,590,333    13,541,880    (10,398,517)
                       -----------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A               17,554,380    12,367,959      3,979,306
   Class B               16,592,995    11,727,874      7,151,208
   Class C                1,999,365     1,041,539      1,014,803
                       -----------------------------------------
                         36,146,740    25,137,372     12,145,317

 Cost of shares
  redeemed:
   Class A              (10,661,357)   (4,281,113)    (1,072,848)
   Class B               (4,547,932)   (2,673,803)    (1,794,153)
   Class C                 (814,633)     (207,215)      (108,797)
                       -----------------------------------------
                        (16,023,922)   (7,162,131)    (2,975,798)
    Increase in net
     assets derived
     from capital
     share
     transactions        20,122,818    17,975,241      9,169,519
                       -----------------------------------------
    Net increase
     (decrease) in
     net assets          26,713,151    31,517,121     (1,228,998)

                               2004         2003*           2002

NET ASSETS:
Beginning of period      58,810,626    27,293,505     28,522,503
                       -----------------------------------------
End of period          $ 85,523,777   $58,810,626   $ 27,293,505
                       =========================================

* The Fund changed its fiscal year end from December 31 to October 31.

 14   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        CLASS A
                                                     ---------------------------------------------
                                                                   JANUARY 1,
                                                                      2003
                                                     YEAR ENDED      THROUGH        YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,     DECEMBER 31,
                                                        2004         2003**       2002      2001*
Net asset value at beginning of period                 $  8.23       $  5.86     $  8.25   $ 10.00
                                                       -------       -------     -------   -------
Net investment loss (a)                                  (0.09)        (0.07)      (0.09)    (0.09)
Net realized and unrealized gain (loss) on
  investments                                             0.95          2.44       (2.30)    (1.66)
                                                       -------       -------     -------   -------
Total from investment operations                          0.86          2.37       (2.39)    (1.75)
                                                       -------       -------     -------   -------
Net asset value at end of period                       $  9.09       $  8.23     $  5.86   $  8.25
                                                       =======       =======     =======   =======
Total investment return (b)                              10.45%        40.44%(c)  (28.97%)  (17.50%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                  (0.99%)       (1.21%)+    (1.22%)   (1.01%)
    Net expenses                                          1.50%         1.50%+      1.50%     1.50%
    Expenses (before reimbursement)                       1.69%         1.95%+      1.81%     1.87%
Portfolio turnover rate                                     52%           42%        188%      127%
Net assets at end of period (in 000's)                 $46,234       $35,473     $18,523   $22,965

                                                                        CLASS C
                                                     ---------------------------------------------
                                                                   JANUARY 1,
                                                                      2003
                                                     YEAR ENDED      THROUGH        YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,     DECEMBER 31,
                                                        2004         2003**       2002      2001*
Net asset value at beginning of period                 $ 8.05        $ 5.77      $  8.18   $ 10.00
                                                       ------        ------      -------   -------
Net investment loss (a)                                 (0.15)        (0.11)       (0.13)    (0.14)
Net realized and unrealized gain (loss) on
  investments                                            0.92          2.39        (2.28)    (1.68)
                                                       ------        ------      -------   -------
Total from investment operations                         0.77          2.28        (2.41)    (1.82)
                                                       ------        ------      -------   -------
Net asset value at end of period                       $ 8.82        $ 8.05      $  5.77   $  8.18
                                                       ======        ======      =======   =======
Total investment return (b)                              9.57%        39.51%(c)   (29.46%)  (18.20%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                 (1.74%)       (1.96%)+     (1.97%)   (1.76%)
    Net expenses                                         2.25%         2.25%+       2.25%     2.25%
    Expenses (before reimbursement)                      2.44%         2.70%+       2.56%     2.62%
Portfolio turnover rate                                    52%           42%         188%      127%
Net assets at end of period (in 000's)                 $3,580        $2,148      $   871   $   258

*    The Fund commenced operations on January 2, 2001.
     The Fund changed its fiscal year end from December 31 to
**   October 31.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 16   MainStay Tax Free Bond Fund

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        CLASS B
    ------------------------------------------------
                   JANUARY 1,
                      2003
    YEAR ENDED       THROUGH          YEAR ENDED
    OCTOBER 31,    OCTOBER 31,       DECEMBER 31,
       2004          2003**        2002       2001*
      $  8.05        $  5.77      $  8.18    $ 10.00
      -------        -------      -------    -------
        (0.15)         (0.11)       (0.13)     (0.14)
         0.92           2.39        (2.28)     (1.68)
      -------        -------      -------    -------
         0.77           2.28        (2.41)     (1.82)
      -------        -------      -------    -------
      $  8.82        $  8.05      $  5.77    $  8.18
      =======        =======      =======    =======
         9.57%         39.51%(c)   (29.46%)   (18.20%)
        (1.74%)        (1.96%)+     (1.97%)    (1.76%)
         2.25%          2.25%+       2.25%      2.25%
         2.44%          2.70%+       2.56%      2.62%
           52%            42%         188%       127%
      $35,710        $21,189      $ 7,899    $ 5,299

                                                    www.mainstayfunds.com     17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and

 18   MainStay Mid Cap Growth Fund
additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

 ACCUMULATED
NET INVESTMENT     ADDITIONAL
     LOSS        PAID-IN CAPITAL
  $1,012,631       $(1,012,631)

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distributions plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.75% of the Fund's average daily net assets on assets up to $500 million and 0.70% on assets over $500 million. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $573,781 and reimbursed the Fund $147,001.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (Distributor). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $26,560 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5, $36,031 and $1,750, respectively, for the year ended October 31, 2004.

                                                    www.mainstayfunds.com     19

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $332,891.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Growth Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, New York Life held shares of Class A with a value of $22,725,000 which represents 49.2% of the Class A net assets and 26.6% of the Fund's total net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,446 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $28,835 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

                                          TOTAL
  ACCUMULATED CAPITAL    UNREALIZED    ACCUMULATED
   AND OTHER LOSSES     APPRECIATION      GAIN

   $(10,441,183)        $17,221,042    $6,779,859

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $10,441,183 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

      CAPITAL LOSS              AMOUNT
   AVAILABLE THROUGH            (000'S)

          2009                  $ 1,132
          2010                    6,598
          2011                    2,711
--------------------------------------------
                                $10,441
--------------------------------------------

The Fund utilized $4,746,141 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $58,914 and $39,832, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $4,076,230. The Fund received $4,160,564 as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors.

 20   MainStay Mid Cap Growth Fund

Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C
Shares sold                       2,018     1,954       236
-----------------------------------------------------------
Shares redeemed                  (1,237)     (537)      (97)
-----------------------------------------------------------
Net increase                        781     1,417       139
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C
Shares sold                       1,724     1,670       149
-----------------------------------------------------------
Shares redeemed                    (576)     (408)      (33)
-----------------------------------------------------------
Net increase                      1,148     1,262       116
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C
Shares sold                         528       976       136
-----------------------------------------------------------
Shares redeemed                    (151)     (255)      (16)
-----------------------------------------------------------
Net increase                        377       721       120
-----------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's report on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 22   MainStay Mid Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Mid Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

 26   MainStay Mid Cap Growth Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06225         RECYCLE.LOGO                                   MSMG11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Money Market Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                              11
----------------------------------------------------

Notes to Financial Statements                     16
Report of Independent Registered Public
Accounting Firm                                   19
----------------------------------------------------

Trustees and Officers                             20
----------------------------------------------------

Proxy Voting Policies and Procedures              22
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        22
----------------------------------------------------

MainStay Funds                                    23

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES(2) -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          0.54%  2.51%   3.76%
7-DAY CURRENT YIELD -- 1.10%


 CLASS B SHARES(2) -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          0.54%  2.51%   3.76%
7-DAY CURRENT YIELD -- 1.10%


 CLASS C SHARES(2) -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          0.54%  2.51%   3.76%
7-DAY CURRENT YIELD -- 1.10%


                                          ONE      FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS    YEARS

Average Lipper money market fund(1)       0.47%    2.35%    3.70%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and Class C shares includes the historical performance of Class B shares.
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

2. As of 10/31/04, MainStay Money Market Fund had an effective 7-day yield of 1.10% and a 7-day current yield of 1.10% for Class A, B, and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 0.69%. These expense limitations are voluntary and may be terminated or revised at any time. The current yield is more reflective of the Fund's earnings than the total return.

 4   MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,003.40       $3.53       $1,021.50       $3.56
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,003.40       $3.53       $1,021.50       $3.56
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,003.40       $3.53       $1,021.50       $3.56
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government and Federal Agencies                                             44.9%
Commercial Paper                                                                 42.1
Medium Term Notes                                                                 7.0
Corporate Bonds                                                                   5.1
Certificates of Deposit                                                           1.1
Liabilities in Excess of Cash and Other Assets                                   -0.2

See Portfolio of Investments on page 8 for specific holdings within these categories.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?
The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The Fund's portfolio may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. The Fund may also invest in bank and bank holding company obligations, such as CDs and bankers' acceptances. The Fund may own commercial paper, unsecured loans to corporations, and corporate debt securities. We may sell a security if changes in the economy, the financial situation of the issuer, the condition and outlook of the issuer's industry, or other factors lead us to believe that the security will not contribute to meeting the Fund's investment objective.
WHAT WAS THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?
The Commerce Department estimated that the U.S. economy grew at a 3.9% annualized rate during the four quarters ended September 30, 2004. Personal consumption grew at a 3.5% pace during this period, while business fixed investment grew at a 9.8% rate. Following the recession in 2001, the first two years of the economic recovery were characterized by lackluster employment gains. During March, April, and May of 2004, however, U.S. payrolls expanded strongly, adding a total of nearly 900,000 jobs. In the next few months, employment growth moderated. The most recent employment report showed that 337,000 new jobs were created in October 2004, and figures for jobs created during August and September were revised upward. In all, payrolls have increased by more than two million during the 12 months ended October 31, 2004.
HOW DID THE EXPANDING ECONOMY AFFECT INTEREST RATES?
During the spring of 2004, markets were surprised by higher-than-expected inflation. This, combined with an improving employment picture, caused interest rates to move sharply higher. From late March through June 2004, two-year Treasury-note yields rose from 1.46% to 2.93%. During the summer, yields declined as job growth slowed and inflation concerns were reduced. On October 31, 2004, two-year Treasury notes yielded 2.56%. During the 12-month reporting period, yields on the three-month Treasury bill rose from 0.95% to 1.9% while three-month LIBOR(1) increased from 1.17% to 2.17%.
WHAT WAS THE FEDERAL RESERVE'S RESPONSE TO THE ECONOMY?
The Federal Open Market Committee raised the targeted federal funds rate in June, August, and September of 2004--by 25 basis points each time. (A basis point is 1/100th of one percent.) These three rates hikes brought the targeted federal funds rate from 1.00% to 1.75%.
HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?
The duration of the Fund was longer than that of the average money-market fund during the Fund's fiscal year. In the second half of the reporting period, this stance had a negative impact on performance as securities in the portfolio were reinvested into higher-yielding instruments at a slower rate.
The Fund's portfolio contained securities issued by the U.S. Treasury and government-sponsored agencies. The Fund also held securities issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. These were first-tier securities, or generally those money market instruments in the highest-rated category.
WHAT DO YOU ANTICIPATE GOING FORWARD?
Consumer spending grew at 4.6% in the third quarter of 2004, while the personal savings rate declined to 0.4%. We do not believe that these trends are sustainable. Earlier in the year, consumers received substantial stimulus from tax cuts and mortgage refinancings but we are unlikely to see additional support from these sources. Strong employment growth will be necessary for consumer spending to remain at these levels without further deterioration in the savings balance. In our opinion, personal spending is unlikely to grow faster than wages during the next few quarters.
Activity in the futures market suggests an 80% probability that after the February 2005 meeting of the Federal Open Market Committee, the targeted federal funds rate will reach 2.5%. Since we believe

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

 6   MainStay Money Market Fund
that the FOMC will be somewhat less aggressive, we will continue to purchase securities maturing in February as long as they appear to offer attractive opportunities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.2%)+
------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (1.1%)
Citibank of North America
  1.67%, due 11/23/04 (c)                           $ 6,000,000   $  6,000,000
                                                                  ------------
COMMERCIAL PAPER (42.1%)
Abbey National North America
  1.77%, due 12/8/04                                  6,000,000      5,989,084
ABN-Amro North America Finance, Inc.
  1.91%, due 1/21/05                                  4,250,000      4,231,736
American General Finance Corp.
  1.75%, due 12/9/04                                  5,000,000      4,990,763
ANZ Delaware, Inc.
  1.63%, due 11/18/04                                 2,525,000      2,523,056
  1.88%, due 12/17/04                                 1,250,000      1,246,997
  2.07%, due 2/14/05                                  5,750,000      5,715,285
Atlantis One Funding Corp.
  1.44%, due 11/10/04 (a)                             5,300,000      5,298,092
Bank of America Corp.
  1.75%, due 12/29/04                                 5,700,000      5,683,929
Barclays U.S. Funding Corp.
  1.85%, due 12/6/04                                  6,100,000      6,089,028
  1.95%, due 12/20/04                                 4,100,000      4,089,118
BellSouth Corp.
  2.05%, due 2/8/05 (a)                               6,100,000      6,065,611
Deutsche Bank Financial LLC
  1.61%, due 12/6/04                                  5,000,000      4,992,174
Dexia Delaware LLC
  1.93%, due 12/20/04                                 1,200,000      1,196,848
European Investment Bank
  1.695%, due 12/13/04                                6,000,000      5,987,610
  1.85%, due 12/13/04                                   625,000        623,651
General Electric Capital Corp.
  1.70%, due 12/13/04                                 3,800,000      3,792,463
  2.01%, due 3/21/05                                  5,350,000      5,308,181
  2.04%, due 1/24/05                                  5,000,000      4,976,200
Goldman Sachs Group, Inc.
  1.62%, due 11/19/04                                 5,000,000      4,995,950
Harvard University
  1.85%, due 2/10/05                                  2,625,000      2,611,376
HBOS Treasury Services
  1.69%, due 12/20/04                                 4,450,000      4,439,764
Ing America Insurance Holdings
  1.75%, due 12/17/04                                 6,000,000      5,986,583
Ing Funding LLC
  2.10%, due 2/28/05                                  4,600,000      4,568,068
International Bank for Reconstruction &
  Development
  1.60%, due 11/12/04                                 5,600,000      5,597,262
KfW International Finance, Inc.
  1.98%, due 3/9/05 (a)                               3,900,000      3,872,544

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Lloyds Bank PLC
  1.97%, due 3/17/05                                $ 5,000,000   $  4,962,600
  2.05%, due 3/10/05                                  4,650,000      4,615,842
Merrill Lynch & Co., Inc.
  1.58%, due 11/2/04                                  5,500,000      5,499,759
National Australia Funding
  1.76%, due 11/4/04                                  5,300,000      5,299,222
  1.77%, due 11/10/04                                 4,150,000      4,148,164
Nestle Capital Corp.
  1.95%, due 1/18/05 (a)                              5,000,000      4,978,875
Pfizer, Inc.
  1.62%, due 11/3/04 (a)                              5,375,000      5,374,516
  1.695%, due 12/14/04 (a)                            6,000,000      5,987,852
Prudential Funding LLC
  1.80%, due 2/4/05                                   6,350,000      6,319,838
  1.82%, due 12/16/04                                 5,000,000      4,988,625
Rabobank USA Financial Corp.
  2.098%, due 4/12/05                                 5,000,000      4,952,525
Receivables Capital Corp.
  1.73%, due 12/1/04 (a)                              6,000,000      5,991,350
SBC Communications Inc.
  2.06%, due 1/19/05 (a)                              6,000,000      5,972,877
Santander Hispano Finance Delaware, Inc.
  2.04%, due 3/21/05                                  6,600,000      6,547,640
Shell Finance (UK) PLC
  2.00%, due 1/28/05                                  6,000,000      5,970,667
Societe Generale N.A., Inc.
  1.64%, due 11/17/04                                 5,000,000      4,996,357
  2.00%, due 1/27/05                                  4,950,000      4,926,075
Svenska Handelsbanken AB, Inc.
  1.97%, due 1/31/05                                  5,000,000      4,975,101
Swiss Reinsurance Financial Products
  1.43%, due 11/8/04 (a)                              6,000,000      5,998,332
UBS Finance Delaware LLC
  1.70%, due 11/16/04                                 2,500,000      2,498,229
  1.76%, due 12/7/04                                  5,025,000      5,016,156
                                                                  ------------
                                                                   220,891,975
                                                                  ------------
CORPORATE BONDS (5.1%)
Bank of America Corp.
  7.875%, due 5/16/05 (c)                             5,000,000      5,151,777
Metropolitan Life Insurance Co.
  Series EXL
  1.999%, due 4/28/08 (a)(b)(c)                       6,000,000      6,000,000

+ Percentages indicated are based on Fund net assets.

 8   MainStay Money Market Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Morgan Stanley
  7.75%, due 6/15/05 (c)                            $ 5,500,000   $  5,687,539
Wachovia Corp.
  2.23%, due 3/31/05 (c)                              5,000,000      5,008,295
  6.95%, due 11/1/04 (c)                              5,000,000      5,000,000
                                                                  ------------
                                                                    26,847,611
                                                                  ------------
MEDIUM TERM NOTES (7.0%)
American Express Credit Corp.
  Series B
  1.89%, due 3/5/08 (b)(c)                            6,000,000      6,000,000
  1.97%, due 9/30/05 (b)(c)                           5,000,000      5,001,769
Bank One Corp.
  Series C
  2.30%, due 7/25/05 (b)(c)                           5,300,000      5,309,685
Household Finance Corp.
  1.82%, due 8/18/05 (b)(c)                           6,000,000      6,006,127
J.P. Morgan Chase & Co.
  Series C
  1.99%, due 2/24/05 (b)(c)                           5,000,000      5,004,319
Merrill Lynch & Co.
  Series B
  1.95%, due 2/3/05 (b)(c)                            3,200,000      3,202,215
Morgan Stanley
  Series C
  1.99%, due 8/15/05 (b)(c)                           6,000,000      6,007,048
                                                                  ------------
                                                                    36,531,163
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (44.9%)
Federal Home Loan Banks
  1.36%, due 4/1/05 (c)                               5,000,000      4,999,596
  1.60%, due 3/1/05 (c)                               5,000,000      5,000,000
  4.625%, due 4/15/05 (c)                             4,000,000      4,044,175
Federal Home Loan Banks (Discount Notes)
  1.60%, due 11/5/04                                  6,000,000      5,998,933
  1.75%, due 12/10/04                                 6,000,000      5,988,625
  1.925%, due 3/11/05                                 4,500,000      4,468,719
  1.94%, due 3/18/05                                  5,900,000      5,856,442
  1.95%, due 1/14/05                                  6,400,000      6,374,347
  1.98%, due 1/21/05                                  3,650,000      3,633,780

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal Mortgage Corporation (Discount Notes)
  1.54%, due 11/9/04                                $ 6,000,000   $  5,997,880
  1.57%, due 11/12/04                                 5,000,000      4,997,597
  1.60%, due 11/22/04                                 4,500,000      4,495,800
  1.62%, due 11/16/04                                 6,000,000      5,995,950
  1.70%, due 12/21/04                                 5,150,000      5,137,840
  1.71%, due 12/13/04-12/28/04                        9,675,000      9,651,423
  1.72%, due 12/27/04                                 4,000,000      3,989,298
  1.84%, due 1/10/05                                  6,000,000      5,978,533
  1.85%, due 12/2/04                                  5,900,000      5,890,601
  1.87%, due 12/14/04                                 4,165,000      4,155,697
  1.99%, due 2/14/05                                  5,000,000      4,970,979
  2.00%, due 2/1/05-2/22/05                          13,350,000     13,273,017
  2.02%, due 3/7/05                                   5,000,000      4,964,650
  2.05%, due 3/8/05-3/22/05                           7,050,000      6,996,304
  2.06%, due 3/14/05                                  4,000,000      3,969,558
  2.07%, due 3/29/05                                  5,630,000      5,582,089
  2.11%, due 3/22/05                                  5,559,000      5,513,060
Federal National Mortgage Association (Discount
  Notes)
  1.60%, due 1/1/04-11/3/04                          10,000,000      9,999,556
  1.64%, due 11/22/04                                 4,550,000      4,545,647
  1.80%, due 1/7/05-2/2/05                           14,500,000     14,441,544
  1.82%, due 1/25/05                                  4,000,000      3,982,811
  1.87%, due 2/7/05                                   4,425,000      4,402,474
  1.90%, due 12/22/04                                 6,025,000      6,008,783
  2.00%, due 1/26/05-2/4/05                           8,932,000      8,887,359
United States Treasury Notes
  (zero coupon), due 11/15/04                         8,625,000      8,621,340
  1.50%, due 2/28/05 (c)                              9,500,000      9,490,098
  1.625%, due 3/31/05 (c)                             8,200,000      8,188,755
  2.00%, due 11/30/04 (c)                             5,000,000      5,003,067
  5.875%, due 11/15/04 (c)                            3,800,000      3,806,800
                                                                  ------------
                                                                   235,303,127
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $525,573,876) (d)                       100.2%   525,573,876
Liabilities in Excess of Cash and Other Assets             (0.2)    (1,027,458)
                                                    -----------   ------------
Net Assets                                                100.0%  $524,546,418
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                       AMORTIZED
                                            COST   PERCENT+
INDUSTRY DIVERSIFICATION
Banks #                             $149,407,281       28.5%
Consumer Financial Services           12,004,458        2.3
Diversified Financial Services        14,076,844        2.7
Finance                               33,284,382        6.3
Health Care -- Medical Products       11,362,369        2.2
Insurance                             23,295,046        4.4
Investment Bank/Brokerage              8,701,974        1.7
Education                              2,611,375        0.5
Oil -- Integrated Domestic             5,970,667        1.1
Special Purpose Finance               17,517,865        3.3
Telecommunication Services             5,972,877        1.1
Telephone                              6,065,611        1.2
U.S. Government & Federal Agencies   235,303,127       44.9
                                    ------------   --------
                                     525,573,876      100.2
Liabilities in Excess of Cash and
  Other Assets                        (1,027,458)      (0.2)
                                    ------------   --------
Net Assets                          $524,546,418      100.0%
                                    ============   ========

+    Percentages indicated are based on Fund net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of
     deposit, bankers' acceptances and securities guaranteed
     by banks and bank holding companies.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (amortized cost $525,573,876)                 $525,573,876
Cash                                                  73,531
Receivables:
  Fund shares sold                                 1,109,170
  Interest                                           825,880
Other assets                                          52,699
                                                ------------
    Total assets                                 527,635,156
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             2,252,915
  Transfer agent                                     363,905
  Manager                                            333,997
  Custodian                                           10,105
  Trustees                                             8,364
Accrued expenses                                      94,725
Dividend payable                                      24,727
                                                ------------
    Total liabilities                              3,088,738
                                                ------------
Net assets                                      $524,546,418
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $  1,973,113
  Class B                                          2,959,578
  Class C                                            312,728
Additional paid-in capital                       519,299,432
Accumulated net realized gain on investments           1,567
                                                ------------
Net assets                                      $524,546,418
                                                ============
CLASS A
Net assets applicable to outstanding shares     $197,309,828
                                                ============
Shares of beneficial interest outstanding        197,311,274
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS B
Net assets applicable to outstanding shares     $295,963,312
                                                ============
Shares of beneficial interest outstanding        295,957,845
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 31,273,278
                                                ============
Shares of beneficial interest outstanding         31,272,780
                                                ============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,917,259
                                                 -----------
EXPENSES:
  Manager                                          2,670,028
  Transfer agent                                   2,528,884
  Shareholder communication                          128,843
  Registration                                        90,223
  Recordkeeping                                       82,668
  Professional                                        78,674
  Custodian                                           57,125
  Trustees                                            41,438
  Miscellaneous                                       28,711
                                                 -----------
    Total expenses before reimbursement            5,706,594
Expense reimbursement from Manager                (1,786,551)
                                                 -----------
    Net expenses                                   3,920,043
                                                 -----------
Net investment income                              2,997,216
                                                 -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                       1,567
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,998,783
                                                 ===========

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                 2004            2003*              2002
DECREASE IN NET ASSETS:
Operations:
 Net investment
  income               $    2,997,216   $    2,934,382   $     8,361,500
 Net realized gain on
  investments                   1,567            6,339            26,655
                       -------------------------------------------------
 Net increase in net
  assets resulting
  from operations           2,998,783        2,940,721         8,388,155
                       -------------------------------------------------
Dividends and
 distributions to
 shareholders:

 From net investment income:
   Class A                 (1,068,534)      (1,046,256)       (2,899,885)
   Class B                 (1,761,806)      (1,805,015)       (5,265,499)
   Class C                   (166,876)         (83,111)         (196,116)
 From net realized gain on
  investments:
   Class A                     (3,186)              --            (5,184)
   Class B                     (6,353)              --            (8,975)
   Class C                       (182)              --              (233)
                       -------------------------------------------------
 Total dividends and
  distributions to
  shareholders             (3,006,937)      (2,934,382)       (8,375,892)
                       -------------------------------------------------

Capital share
 transactions:
 Net proceeds from sales of shares:
   Class A                363,227,648      662,753,783     1,088,735,323
   Class B                247,003,398      302,617,702       471,236,622
   Class C                 69,985,669       87,517,076        55,296,456

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                  1,007,768          898,678         2,527,921
   Class B                  1,629,596        1,667,763         4,902,168
   Class C                    141,425           60,857           152,853
                       -------------------------------------------------
                          682,995,504    1,055,515,859     1,622,851,343

                                 2004            2003*              2002

 Cost of shares
  redeemed:
   Class A             $ (340,901,067)  $ (710,782,198)  $(1,093,968,714)
   Class B               (306,879,438)    (379,562,407)     (486,584,778)
   Class C                (55,811,227)     (81,828,038)      (60,948,200)
                       -------------------------------------------------
                         (703,591,732)  (1,172,172,643)   (1,641,501,692)
    Decrease in net
     assets derived
     from capital
     share
     transactions         (20,596,228)    (116,656,784)      (18,650,349)
                       -------------------------------------------------
    Net decrease in
     net assets           (20,604,382)    (116,650,445)      (18,638,086)

NET ASSETS:
Beginning of year      $  545,150,800   $  661,801,245   $   680,439,331
                       -------------------------------------------------
End of year            $  524,546,418   $  545,150,800   $   661,801,245
                       =================================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period       $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                             --------      --------     --------   --------   --------   --------
Net investment income                            0.01          0.00(b)      0.01       0.04       0.06       0.05
Net realized gain on investments                 0.00(b)         --         0.00(b)       --        --         --
                                             --------      --------     --------   --------   --------   --------
Total from investment operations                 0.01          0.00(b)      0.01       0.04       0.06       0.05
                                             --------      --------     --------   --------   --------   --------
Less dividends and distributions:
  From net investment income                    (0.01)        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)
  From net realized gain on investments         (0.00)(b)        --        (0.00)(b)       --       --         --
                                             --------      --------     --------   --------   --------   --------
Total dividends and distributions               (0.01)        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)
                                             --------      --------     --------   --------   --------   --------
Net asset value at end of period             $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                             ========      ========     ========   ========   ========   ========
Total investment return                          0.54%         0.44%(a)     1.22%      3.72%      5.87%      4.65%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        0.54%         0.53%+       1.20%      3.59%      5.71%      4.56%
    Net expenses                                 0.70%         0.70%+       0.70%      0.70%      0.70%      0.70%
    Expenses (before reimbursement)              1.02%         1.01%+       0.94%      0.90%      0.89%      0.85%
Net assets at end of period (in 000's)       $197,310      $173,978     $221,106   $223,807   $167,720   $189,336

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $  1.00       $  1.00     $  1.00    $  1.00     $ 1.00     $ 1.00
                                              -------       -------     -------    -------     ------     ------
Net investment income                            0.01          0.00(b)     0.01       0.04       0.06       0.05
Net realized gain on investments                 0.00(b)         --        0.00(b)      --         --         --
                                              -------       -------     -------    -------     ------     ------
Total from investment operations                 0.01          0.00(b)     0.01       0.04       0.06       0.05
                                              -------       -------     -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                    (0.01)        (0.00)(b)   (0.01)     (0.04)     (0.06)     (0.05)
  From net realized gain on investments         (0.00)(b)        --       (0.00)(b)      --        --         --
                                              -------       -------     -------    -------     ------     ------
Total dividends and distributions               (0.01)        (0.00)(b)   (0.01)     (0.04)     (0.06)     (0.05)
                                              -------       -------     -------    -------     ------     ------
Net asset value at end of period              $  1.00       $  1.00     $  1.00    $  1.00     $ 1.00     $ 1.00
                                              =======       =======     =======    =======     ======     ======
Total investment return                          0.54%         0.44%(a)    1.22%      3.72%      5.87%      4.65%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        0.54%         0.53%+      1.20%      3.59%      5.71%      4.56%
    Net expenses                                 0.70%         0.70%+      0.70%      0.70%      0.70%      0.70%
    Expenses (before reimbursement)              1.02%         1.01%+      0.94%      0.90%      0.89%      0.85%
Net assets at end of period (in 000's)        $31,273       $16,958     $11,207    $16,706     $9,364     $2,154

     The Fund changed its fiscal year end from December 31 to
*    October 31.
+    Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                        CLASS B
YEAR ENDED      THROUGH     -----------------------------------------
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000       1999
 $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
 --------      --------     --------   --------   --------   --------
     0.01          0.00(b)      0.01       0.04       0.06       0.05
     0.00(b)         --         0.00(b)       --        --         --
 --------      --------     --------   --------   --------   --------
     0.01          0.00(b)      0.01       0.04       0.06       0.05
 --------      --------     --------   --------   --------   --------
    (0.01)        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)
    (0.00)(b)        --        (0.00)(b)       --       --         --
 --------      --------     --------   --------   --------   --------
    (0.01)        (0.00)(b)    (0.01)     (0.04)     (0.06)     (0.05)
 --------      --------     --------   --------   --------   --------
 $   1.00      $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
 ========      ========     ========   ========   ========   ========
     0.54%         0.44%(a)     1.22%      3.72%      5.87%      4.65%
     0.54%         0.53%+       1.20%      3.59%      5.71%      4.56%
     0.70%         0.70%+       0.70%      0.70%      0.70%      0.70%
     1.02%         1.01%+       0.94%      0.90%      0.89%      0.85%
 $295,963      $354,215     $429,488   $439,927   $408,275   $458,391

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Pursuant to Rule 2a-7 securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

The following table discloses the current year reclassifications between accumulated net realized gain and undistributed net investment income. Net assets at October 31, 2004 were not affected.

     ACCUMULATED NET  UNDISTRIBUTED NET
       REALIZED GAIN  INVESTMENT INCOME

            $(9,721)             $9,721
---------------------------------------

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 16   MainStay Money Market Fund

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended October 31, 2004 the Manager earned from the Fund $2,670,028 and reimbursed the Fund $1,786,551.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended October 31, 2004, in the amount of $783,723.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $2,528,884.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Money Market Fund only pays a portion of the fees identified above.

(E) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $16,837 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $82,668 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated net realized gain on a tax basis were as follows:

    ACCUMULATED                      TOTAL
   NET REALIZED    UNREALIZED  ACCUMULATED
           GAIN  APPRECIATION         GAIN

         $1,567            --       $1,567
------------------------------------------

                                                    www.mainstayfunds.com     17

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets represent tax-based distributions of ordinary income. Accumulated realized gains of $9,721 were paid to shareholders as ordinary income during the year.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                               CLASS A    CLASS B   CLASS C
Shares sold                    363,227    247,003    69,986
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              1,008      1,630       141
-----------------------------------------------------------
                               364,235    248,633    70,127
-----------------------------------------------------------
Shares redeemed              (340,901)  (306,879)  (55,811)
-----------------------------------------------------------
Net increase (decrease)         23,334   (58,246)    14,316
-----------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003*
                               CLASS A    CLASS B   CLASS C
Shares sold                    662,754    302,618    87,517
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                899      1,667        61
-----------------------------------------------------------
                               663,653    304,285    87,578
-----------------------------------------------------------
Shares redeemed              (710,776)  (379,565)  (81,828)
-----------------------------------------------------------
Net increase (decrease)       (47,123)   (75,280)     5,750
-----------------------------------------------------------

                                      YEAR ENDED
                                  DECEMBER 31, 2002
                               CLASS A    CLASS B   CLASS C
Shares sold                  1,088,735    471,237    55,296
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  2,528      4,902       153
-----------------------------------------------------------
                             1,091,263    476,139    55,449
-----------------------------------------------------------
Shares redeemed            (1,093,969)  (486,585)  (60,948)
-----------------------------------------------------------
Net decrease                   (2,706)   (10,446)   (5,499)
-----------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 7 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 8 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 18   MainStay Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     19

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 20   MainStay Money Market Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     21

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 22   MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     23

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A06350         RECYCLE.LOGO                                   MSMM11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Tax Free Bond Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domes-tic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              15
----------------------------------------------------

Notes to Financial Statements                     20
Report of Independent Registered Public
Accounting Firm                                   24
----------------------------------------------------

Trustees and Officers                             25
----------------------------------------------------

Proxy Voting Policies and Procedures              27
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        27
----------------------------------------------------

MainStay Funds                                    28

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       0.00%  4.98%   4.94%
Excluding sales charges  4.71   5.96    5.43

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/94                                                 9550.00                    10000.00                    10000.00
                                                        10675.00                    11540.00                    11484.00
                                                        11213.00                    12198.00                    12139.00
                                                        12148.00                    13244.00                    13169.00
                                                        12971.00                    14338.00                    14225.00
                                                        12131.00                    13994.00                    13973.00
                                                        13128.00                    15257.00                    15162.00
                                                        14480.00                    16908.00                    16755.00
                                                        15075.00                    17925.00                    17738.00
                                                        15472.00                    18878.00                    18646.00
10/31/04                                                16200.00                    20034.00                    19771.00

  --   MainStay Tax Free Bond Fund            --   Tax Free Bond
  - -  Lehman Brothers Municipal Bond Index
                                                   Composite Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.45%  5.37%   5.18%
Excluding sales charges   4.55   5.69    5.18

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/94                                                10000.00                    10000.00                    10000.00
                                                        11152.00                    11540.00                    11484.00
                                                        11688.00                    12198.00                    12139.00
                                                        12639.00                    13244.00                    13169.00
                                                        13467.00                    14338.00                    14225.00
                                                        12564.00                    13994.00                    13973.00
                                                        13550.00                    15257.00                    15162.00
                                                        14909.00                    16908.00                    16755.00
                                                        15481.00                    17925.00                    17738.00
                                                        15849.00                    18878.00                    18646.00
10/31/04                                                16569.00                    20034.00                    19771.00

  --   MainStay Tax Free Bond Fund            --   Tax Free Bond
  - -  Lehman Brothers Municipal Bond Index
                                                   Composite Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       3.55%  5.69%   5.18%
Excluding sales charges  4.55   5.69    5.18

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/94                                                10000.00                    10000.00                    10000.00
                                                        11152.00                    11540.00                    11484.00
                                                        11688.00                    12198.00                    12139.00
                                                        12639.00                    13244.00                    13169.00
                                                        13467.00                    14338.00                    14225.00
                                                        12564.00                    13994.00                    13973.00
                                                        13550.00                    15257.00                    15162.00
                                                        14909.00                    16908.00                    16755.00
                                                        15481.00                    17925.00                    17738.00
                                                        15849.00                    18878.00                    18646.00
10/31/04                                                16569.00                    20034.00                    19771.00

  --   MainStay Tax Free Bond Fund            --   Tax Free Bond
  - -  Lehman Brothers Municipal Bond Index
                                                   Composite Index

                                             ONE    FIVE     TEN
BENCHMARK PERFORMANCE                        YEAR   YEARS   YEARS

Lehman Brothers(R) Municipal Bond Index(1)   6.03%  7.19%   7.05%
Tax Free Bond Composite Index(2)             6.12   7.44    7.20
Average Lipper general municipal debt
  fund(3)                                    5.23   6.17    6.07

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Tax Free Bond Fund

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Tax Free Bond Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,037.80       $5.22       $1,019.90       $5.18
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,037.65       $6.50       $1,018.65       $6.44
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,037.65       $6.50       $1,018.65       $6.44
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).




 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004


(PORTFOLIO COMPOSITION PIE CHART)

Municipal Bonds                                                 95.1%
Cumulative Preferred Stocks                                      3.3
Cash and Other Assets (Less Liabilities)                         1.6

See Portfolio of Investments on page 9 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  New York City General Obligation Series E
     5.875%, due 8/1/13
 2.  Metropolitan Transportation Authority New York
     Commuter Facilities Revenue Series A 5.625%, due 7/1/27
 3.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Gov't Facilities Series I 5.00%, due 7/1/36
 4.  Charter Mac Equity Issuer Trust Series A-1
     7.10%, due 6/30/09
 5.  New Jersey Economic Development Authority
     Revenue Transportation Project Series A 5.875%, due 5/1/14
 6.  Valdez, Alaska Marine Term Revenue ExxonMobil
     Project 1.63%, due 12/1/29
 7.  North Carolina Municipal Power Agency N1 Catawba
     Electric Revenue Series B 6.50%, due 1/1/20
 8.  Seattle Washington Municipal Light & Power
     Revenue 6.00%, due 10/1/15
 9.  Los Angeles California Unified School District
     5.75%, due 7/1/16
10.  Clark County Nevada Bond Bank 5.50%, due 7/1/14

 6   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald and Laurie Walters of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.00% through the first half of the Fund's fiscal year, but for much of that period, economic signals were mixed. With slack in the labor markets, slack in manufacturing capacity, and little pricing power in most industries, it initially appeared that there was little risk of the economy overheating. In April 2004, however, uniformly firm economic releases challenged that view. The risk of deflation appeared to be waning, while trend-level growth appeared sustainable. The consensus was that the Federal Reserve's cautionary stance would be relatively short-lived. Consistent with market expectations, the Federal Open Market Committee tightened monetary policy at its June 30, 2004, meeting by raising the targeted federal funds rate to 1.25%. Another 25-basis-point rate hike followed in August, and yet another in September. These moves brought the targeted federal funds rate to 1.75% at the end of October 2004.

HOW DID THESE FACTORS AFFECT MUNICIPAL BONDS?

Yields on shorter-maturity municipal bonds rose in lockstep with the rise in the targeted federal funds rate, while yields on longer-maturity municipal bonds had mixed performance. Two-year municipal yields rose from 1.3% to 1.9% during the reporting period, and five-year municipal yields increased from 2.4% to 2.6%. Yields on 10-year municipal bonds fell from 3.7% to 3.4%, and 30-year municipal yields dropped from 4.8% to 4.6%.

WHAT EFFECT DID SUPPLY AND DEMAND HAVE ON THE MUNICIPAL BOND MARKET?

Municipal bond issuance totaled $301 million for the first 10 months of 2004--8% less than the same period a year ago. Issuers had largely exhausted refunding opportunities during previous waves of issuance, and new-money issuance tapered off as municipal budgets rebounded from record deficits. At the same time, demand was fragmented. Many institutional accounts increased their holdings, finding value in municipal bonds versus other asset classes. Retail investors, however, appeared reluctant to add to their municipal-bond holdings at relatively low absolute yield levels. As a result, municipal bonds lagged U.S. Treasury performance. Still, yields on long-term municipals ended the period at 96% of the yield on long-term Treasury bonds, an attractive valuation from an historical perspective.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its net assets in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or in short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that we deem to be of comparable quality. In implementing this strategy, we use a combined approach to investing that analyzes economic trends and factors pertinent to particular issuers and securities. We seek to anticipate changes in the general direction of interest rates, the municipal market as a whole, and specific securities held by the Fund. Based upon our analysis, we determine optimal duration strategy, sector weightings, yield curve positioning, and security selection.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

Overall, the Fund's short-duration bias, held for much of the 12-month reporting period, detracted from performance, as yields on long-term municipal bonds fell, even though the Federal Reserve was moving to increase short-term interest rates. For the first few months of the reporting period, we believed that the Federal Reserve's accommodative policy would eventually spark job growth and lead to higher interest rates. Instead, employment growth languished through March 2004 and interest rates fell moderately. The Fund's short-duration bias detracted during these months, but it helped when interest rates increased during April and May. We lengthened the Fund's duration to a neutral position in June, as 10-year municipal yields had risen to 4.25%, a 100 basis-point increase from the March lows. We felt that the market was susceptible to retracing part of this yield spike on any slowdown in economic growth. Yields subsequently did reverse course, and we returned to a short-duration bias in August, as 10-year municipal yields fell to 3.8% on inconclusive economic data. Ten-year municipal yields continued to fall through the end of the 12-month reporting period. As a result, our duration positioning hurt the Fund's relative results.

Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                     www.mainstayfunds.com     7

WHAT POSITIONING DECISIONS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

The Fund's overweighted position in tobacco settlement asset-backed securities strengthened performance during the reporting period. Yield spreads in this sector tightened in response to reduced litigation risk, investors' increased appetite for higher-yielding credits, stabilized shipment trends, and moribund issuance. The Fund's overweighted positions in the hospital and housing sectors also added to the Fund's performance, as yield-starved investors gravitated toward sectors that offered attractive yields relative to high-grade credits.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We reduced the Fund's exposure to tobacco settlement bonds from 5.3% to 1.0% of net assets, bringing the Fund from an overweighted to an underweighted position as credit spreads began to reflect several positive developments. Although litigation uncertainties remain, a preliminary ruling in favor of the New York attorney general in a lawsuit filed by Freedom Holdings increased the likelihood that the Master Settlement Agreement will not be found to have violated antitrust law. The amount of litigation risk priced into these securities was reduced by the Illinois Supreme Court's decision to hear the Miles litigation appeal and a U.S. Supreme Court ruling limiting punitive damages.

We also reduced the Fund's holdings in zero-coupon securities from a 3.8% weighting to a 0.5% weighting in December 2003 and January 2004, when interest rates were still declining and yield spreads were tighter. This move proved to be highly beneficial for the Fund, as yield spreads later widened and liquidity dried up when interest rates rose in April and May of 2004.

ARE STATE BUDGET DEFICITS STILL A CONCERN?

The improving economy has led to a sharp turnaround in state finances. According to the National Conference of State Legislators, state budgets for the 2005 fiscal year, which began in July 2004, now collectively have a projected deficit of $36 billion, a 54% decrease from the previous fiscal year. Although there is still work to be done, service and payroll reductions and higher taxes have helped. The National Conference of State Legislators reports that more than half of the states are recording increased corporate income taxes, and the Rockefeller Institute of Government reported an 8% increase in sales-tax collections in the quarter ended September 30, 2004, compared with the same period last year.

WHAT DO YOU ANTICIPATE FOR THE ECONOMY AND INTEREST RATES GOING FORWARD?

The U.S. economy continues to post solid numbers, both on the demand and supply sides, although recent data has been decelerating from earlier high post-recession levels. We expect the sum total of the economic data will lead the Federal Open Market Committee to raise the targeted federal funds rate to 2% by year-end 2004 and to 2.5% by March 2005. As we move toward 2005, we feel that a pickup in economic growth is a reasonable assumption given low interest rates, lower marginal tax rates, low inflation, firm consumer spending patterns, and improved corporate confidence.

HOW WILL YOU POSITION THE FUND GOING FORWARD?

Given our view of the economy and interest rates, as well as the need for increased Treasury issuance to fund the federal budget imbalance, we intend to maintain the Fund's shorter-than-benchmark duration for the near term. We currently favor callable premium bonds in the 15-year maturity range that offer attractive yields relative to their risks and that are expected to outperform in a rising rate environment. Of course, we will continue to monitor key economic data over the next few months to determine whether our defensive Fund posture is justified.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (88.2%)+
------------------------------------------------------------------------------------
ALABAMA (4.1%)
Huntsville Alabama Health Care Authority, Series A
  5.75%, due 6/1/31                                 $   2,500,000   $      2,609,850
Phoenix County Alabama Industrial Development
  Board Environmental Improvement Revenue
  6.35%, due 5/15/35 (b)                                3,000,000          3,153,750
University of Alabama-Birmingham University
  Revenues
  6.00%, due 10/1/16-10/1/17                            5,995,000          6,834,240
                                                                    ----------------
                                                                          12,597,840
                                                                    ----------------
ALASKA (1.0%)
Northern Tobacco Securitization Corp. Alaska
  Tobacco Settlements Asset-Backed Bonds
  6.50%, due 6/1/31                                     3,055,000          2,887,342
                                                                    ----------------

CALIFORNIA (5.9%)
California Infrastructure & Economic Development
  Bank Revenue Kaiser Hospital Asset I-LLC Series
  A
  5.55%, due 8/1/31                                     2,000,000          2,086,860
California State Economic Recovery
  Series A
  5.00%, due 7/1/17                                     2,000,000          2,145,660
California State Various Purposes
  5.25%, due 4/1/34                                     2,040,000          2,136,104
California Statewide Communities Development
  Authority Certificates Partnership Catholic
  Healthcare West
  6.50%, due 7/1/20                                     2,000,000          2,229,080
Los Angeles California Unified School District
  Series D
  5.625%, due 7/1/17 (d)                                2,000,000          2,299,440
V 5.75%, due 7/1/16                                     6,000,000          7,185,360
                                                                    ----------------
                                                                          18,082,504
                                                                    ----------------

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
COLORADO (0.2%)
Denver Colorado Health & Hospital Authority,
  Healthcare Revenue Series A
  6.00%, due 12/1/23                                $     500,000   $        522,110
                                                                    ----------------

DELAWARE (0.8%)
Delaware State Economic Development Authority
  Revenue Pollution Control Delmarva Power
  Series C
  4.90%, due 5/1/26                                     2,250,000          2,450,295
                                                                    ----------------

FLORIDA (5.2%)
Capital Trust Agency Florida Multi-family Revenue
  Housing Shadow Run Project Series A
  5.15%, due 11/1/10                                    2,190,000          2,377,157
Highlands County Florida Health Facilities
  Authority Revenue Hospital Adventist Health
  Systems D
  5.375%, due 11/15/35                                  5,000,000          5,177,250
Meadow Pointe Community Development District of
  Florida Capital Improvement Revenue Series B
  5.25%, due 11/1/07 (f)                                1,740,000          1,749,883
Oakstead Florida Community Development District
  Capital Improvement Revenue
  Series B
  5.90%, due 5/1/07                                     1,215,000          1,225,242

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
Orange County Florida Health Facilities Authority
  Revenue Hospital Adventist Health Systems
  5.625%, due 11/15/32                              $   3,000,000   $      3,164,641
Tampa Florida Utility Tax & Special Revenue
  Refunding
  6.00%, due 10/1/08                                    1,500,000          1,699,455
Waterchase Community Development District of
  Florida Capital Improvement Revenue Series B
  5.90%, due 5/1/08 (f)                                   610,000            614,057
                                                                    ----------------
                                                                          16,007,685
                                                                    ----------------
ILLINOIS (8.1%)
Chicago Illinois Board of Education
  5.875%, due 12/1/14 (d)                               3,130,000          3,640,722
Chicago Illinois Park District Harbor Facility
  Revenue
  5.50%, due 1/1/09                                     2,085,000          2,327,340
Chicago Illinois Water Revenue
  6.50%, due 11/1/15                                    3,005,000          3,770,854
Illinois Health Facilities Authority Revenue OSF
  Healthcare System
  6.25%, due 11/15/29                                   4,000,000          4,225,040
Illinois Health Facilities Authority Revenue Lake
  Forest Hospital
  Series A
  5.75%, due 7/1/29                                     2,000,000          2,079,600
Illinois State Sales Tax Revenue Second Series
  5.50%, due 6/15/17                                    4,000,000          4,683,400
State of Illinois First Series 5.75%, due 6/1/14
  (d)                                                   3,450,000          3,964,395
                                                                    ----------------
                                                                          24,691,351
                                                                    ----------------
LOUISIANA (1.4%)
State of Louisiana Offshore Terminal Authority,
  Deepwater Port Revenue Series C
  5.25%, due 9/1/16                                     3,970,000          4,270,370
                                                                    ----------------

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
MASSACHUSETTS (2.7%)
Massachusetts Bay Transportation Authority Revenue
  Assessment Series A
  5.75%, due 7/1/18 (d)                             $   2,290,000   $      2,637,393
  5.75%, due 7/1/18                                       210,000            237,857
Massachusetts State Health & Educational
  Facilities Authority Revenue Partners Healthcare
  Systems Series C
  5.75%, due 7/1/32                                     5,000,000          5,466,150
                                                                    ----------------
                                                                           8,341,400
                                                                    ----------------
MICHIGAN (1.9%)
South Redford Michigan School District
  5.25%, due 5/1/16                                     5,500,000          5,874,110
                                                                    ----------------

NEBRASKA (0.3%)
Nebraska Investment Finance Authority, Single
  Family Housing Revenue Series C
  6.30%, due 9/1/28 (b)                                   915,000            949,248
                                                                    ----------------

NEVADA (2.6%)
VClark County Nevada Bond Bank
  5.50%, due 7/1/14                                     5,460,000          6,129,014
Clark County Nevada Pollution Control Revenue
  Nevada Power Co. Project Series B
  6.60%, due 6/1/19                                     1,925,000          1,947,503
                                                                    ----------------
                                                                           8,076,517
                                                                    ----------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------------
NEW JERSEY (4.4%)
VNew Jersey Economic Development Authority Revenue
  Transportation Project
  Series A
  5.875%, due 5/1/14 (d)(f)                         $   8,000,000   $      9,116,320
New Jersey State Trust Fund Transportation
  Authority System
  Series C
  5.50%, due 12/15/17                                   3,810,000          4,463,644
                                                                    ----------------
                                                                          13,579,964
                                                                    ----------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------------
NEW MEXICO (1.0%)
New Mexico Finance Authority State Transportation
  Revenue Series Lien
  Series A
  5.00%, due 6/15/22                                $   2,750,000   $      2,934,965
                                                                    ----------------

NEW YORK (16.9%)
Long Island Power Authority New York Electric
  System Revenue
  Series A
  5.50%, due 12/1/12 (d)                                2,470,000          2,877,352
VMetropolitan Transportation Authority New York
  Commuter Facilities Revenue
  Series A
  5.625%, due 7/1/27 (d)                                9,500,000         10,647,695
Metropolitan Transportation Authority of New York
  Revenue
  Series A
  5.00%, due 11/15/25                                   1,500,000          1,566,075
Nassau County New York
  Interim Finance Authority Sales Tax Secured
  Series A
  5.75%, due 11/15/12 (d)                               1,000,000          1,159,960
VNew York City General Obligation
  Series E
  5.875%, due 8/1/13 (f)                               10,000,000         10,728,700
New York State Dormitory Authority Lease Revenue
  Court Facilities City of New York
  5.75%, due 5/15/30                                    2,000,000          2,242,000
New York State Environmental Facilities Corp.
  Pollution Control Revenue, State Water Revolving
  Fund
  Series A
  7.50%, due 6/15/12                                      295,000            297,809
  Series B
  7.50%, due 3/15/11                                       35,000             35,164

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
NEW YORK (CONTINUED)
New York State Thruway Authority Highway & Bridge
  Trust Fund Series B-1
  5.75%, due 4/1/16                                 $   2,500,000   $      2,856,675
New York University Series A
  6.00%, due 7/1/19                                     3,700,000          4,568,686
  Series B
  7.50%, due 5/15/11                                    2,870,000          3,365,936
  7.50%, due 5/15/11 (d)                                1,740,000          2,113,717
  Series C
  7.375%, due 5/15/10                                   4,720,000          5,442,915
Service Contract Revenue Local Highway & Bridge
  Series B-1
  5.75%, due 4/1/16 (d)                                   100,000            107,537
Triborough Bridge & Tunnel Authority New York
  Revenues
  5.00%, due 11/15/32                                   3,500,000          3,599,085
                                                                    ----------------
                                                                          51,609,306
                                                                    ----------------
NORTH CAROLINA (5.3%)
North Carolina Eastern Municipal Power Agency
  Systems Revenue Series A
  5.50%, due 1/1/12 (d)                                 2,000,000          2,203,020
  Series D
  6.75%, due 1/1/26                                     2,000,000          2,229,640
North Carolina Housing Finance Agency Home
  Ownership Series 13-A
  4.25%, due 1/1/28 (b)                                 3,705,000          3,792,846
VNorth Carolina Municipal Power
  Power Agency N1 Catawba Electric Revenue Series
  B
  6.50%, due 1/1/20 (f)                                 7,000,000          7,819,980
                                                                    ----------------
                                                                          16,045,486
                                                                    ----------------
OHIO (0.8%)
Lorain County Ohio Hospital Revenue Catholic
  Healthcare
  5.375%, due 10/1/30                                   2,300,000          2,374,727
                                                                    ----------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------------
PENNSYLVANIA (3.8%)
Allegheny County Port Authority Special Revenue
  Transportation
  6.25%, due 3/1/16 (d)(f)                          $   3,750,000   $      4,352,475
  6.375%, due 3/1/15 (d)(f)                             3,120,000          3,637,171
Philadelphia Pennsylvania School District
  Series A
  5.75%, due 2/1/11                                     3,000,000          3,459,990
                                                                    ----------------
                                                                          11,449,636
                                                                    ----------------
PUERTO RICO (4.8%)
Puerto Rico Commonwealth Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                                    1,500,000          1,712,430
VPuerto Rico Public Buildings Authority Revenue
  Guaranteed Gov't Facilities Series I
  5.00%, due 7/1/36                                    10,000,000         10,165,800
Puerto Rico Electric Power Authority Revenue
  Series HH
  5.25%, due 7/1/29                                     2,750,000          2,918,107
                                                                    ----------------
                                                                          14,796,337
                                                                    ----------------
SOUTH CAROLINA (2.4%)
Charleston County
  South Carolina Public Improvement
  6.125%, due 9/1/11                                    2,425,000          2,802,039
South Carolina Jobs Economic Development Authority
  Revenue Bon Secours Health Systems Incorporated
  5.625%, due 11/15/30                                  4,500,000          4,640,715
                                                                    ----------------
                                                                           7,442,754
                                                                    ----------------
TEXAS (8.7%)
Austin Texas Water & Wastewater System Revenue
  5.75%, due 5/15/15                                    2,900,000          3,287,875

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
TEXAS (CONTINUED)
Dallas Fort Worth Texas International Airport
  Facilities Improvement Revenue
  Series A
  6.00%, due 11/1/28 (b)                            $   4,000,000   $      4,394,080
El Paso Texas General Obligation
  5.875%, due 8/15/11                                   1,000,000          1,093,510
Harris County Texas Health Facilities Development
  Hospital Corp. Revenue Memorial Hermann
  Healthcare
  Series A
  6.375%, due 6/1/29                                    1,500,000          1,648,350
Saint Luke's Episcopal Hospital
  5.375%, due 2/15/26                                   3,500,000          3,636,815
Jefferson County Texas Health Facility Development
  Corporation Texas Baptist Hospitals
  5.20%, due 8/15/21                                    1,100,000          1,163,239
Leander Texas School District General Obligation
  Bond
  5.375%, due 8/15/19                                   1,000,000          1,089,590
San Antonio Texas
  Electric & Gas
  Series 2000
  5.00%, due 2/1/17 (d)(f)                              5,040,000          5,596,517
Tarrant Regional Water District Texas Water
  Revenue
  5.25%, due 3/1/17                                     2,500,000          2,754,050
Texas State College Student Loan
  5.50%, due 8/1/10 (b)                                 1,760,000          1,960,675
                                                                    ----------------
                                                                          26,624,701
                                                                    ----------------
WASHINGTON (2.4%)
VSeattle Washington Municipal Light & Power
  Revenue
  6.00%, due 10/1/15 (f)                                6,500,000          7,300,410
                                                                    ----------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------------
WEST VIRGINIA (0.5%)
Kanawha Mercer Nicholas Counties West Virginia
  Single Family Mortgage Revenue
  (zero coupon), due 2/1/15 (d)(e)                  $   2,230,000   $      1,369,911
                                                                    ----------------

WISCONSIN (3.0%)
State of Wisconsin
  Series C
  6.00%, due 5/1/12 (d)                                 4,590,000          5,325,685
  Series F
  5.50%, due 5/1/13 (d)                                 1,030,000          1,188,589
State of Wisconsin Health & Education Facilities
  Authority Revenue Wheaton Franciscan Services
  5.75%, due 8/15/25                                    2,500,000          2,632,575
                                                                    ----------------
                                                                           9,146,849
                                                                    ----------------
Total Long-Term Municipal Bonds (Cost
  $247,432,423)                                                          269,425,818
                                                                    ----------------
CUMULATIVE PREFERRED STOCK (3.3%)
------------------------------------------------------------------------------------
VCharter Mac Equity Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (a)                                9,000,000         10,180,710
                                                                    ----------------
Total Cumulative Preferred Stock
  (Cost $9,019,370)                                                       10,180,710
                                                                    ----------------

SHORT-TERM INVESTMENTS (6.9%) (F)
------------------------------------------------------------------------------------
ALASKA (2.6%)
VValdez, Alaska Marine Term Revenue ExxonMobil
  Project
  1.63%, due 12/1/29 (c)                                8,000,000          8,000,000
                                                                    ----------------
NEW YORK (1.3%)
New York City Municipal Water Finance Authority
  Water & Sewer
  Series C
  1.66%, due 6/15/33 (c)                                2,320,000          2,320,000
New York, New York
  Subseries A-7
  1.66%, due 11/1/24 (c)                                1,700,000          1,700,000
                                                                    ----------------
                                                                           4,020,000
                                                                    ----------------

                                                        PRINCIPAL
                                                           AMOUNT              VALUE
NORTH CAROLINA (1.2%)
University of North Carolina at Chapel Hill
  Revenue Series A
  1.69%, due 2/15/31 (c)                            $   3,500,000   $      3,500,000
                                                                    ----------------
PENNSYLVANIA (1.8%)
Delaware County Pennsylvania Industrial
  Development Authority UTD Parcel Service Project
  1.63%, due 12/1/15 (c)                                5,500,000          5,500,000
                                                                    ----------------
Total Short-Term Investments
  (Cost $21,020,000)                                   21,020,000         21,020,000
                                                                    ----------------
Total Investments
  (Cost $277,471,793) (g)                                    98.4%       300,626,528(h)
Cash and Other Assets, Less Liabilities                       1.6          4,927,862
                                                    -------------   ----------------
Net Assets                                                  100.0%  $    305,554,390
                                                    =============   ================
                                                        CONTRACTS         UNREALIZED
                                                            SHORT   DEPRECIATION (I)
FUTURES CONTRACTS (-0.1%)
------------------------------------------------------------------------------------
United States Treasury Note December 2004 (10
  Year)                                                      (150)          (300,000)
                                                                    ----------------
Total Future Contracts
  (Settlement Value $16,734,375)                                            (300,000)
                                                                    ----------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  May be sold to Institutional Investors only.
(b) Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e)  Non-income producing security.
(f) Segregated, partially segregated or designated as collateral for futures contracts.
(g) The cost stated also represents the aggregate cost for federal income tax purposes.
(h)  At October 31, 2004, net unrealized appreciation was
     $23,154,735 based on cost for federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $23,319,174 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $164,439.
(i) Represents the difference between the value of the con-tracts at the time they were opened and the value at October 31, 2004.

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $277,471,793)                $300,626,528
Cash                                                  42,604
Receivables:
  Interest                                         5,023,743
  Fund shares sold                                   820,340
Other assets                                          18,350
                                                ------------
    Total assets                                 306,531,565
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                               260,714
  NYLIFE Distributors                                121,497
  Manager                                            121,285
  Variation margin on futures contracts               56,250
  Transfer agent                                      49,874
  Shareholder communications                          24,599
  Custodian                                            5,153
  Trustees                                             4,095
Accrued expenses                                      40,665
Dividends payable                                    293,043
                                                ------------
    Total liabilities                                977,175
                                                ------------
Net assets                                      $305,554,390
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     38,534
  Class B                                            265,699
  Class C                                              6,086
Additional paid-in capital                       318,216,655
Distributions in excess of net investment
  income                                             (42,304)
Accumulated net realized loss on investments     (35,785,015)
Net unrealized appreciation on investments        22,854,735
                                                ------------
Net assets                                      $305,554,390
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 37,936,776
                                                ============
Shares of beneficial interest outstanding          3,853,460
                                                ============
Net asset value per share outstanding           $       9.84
Maximum sales charge (4.50% of offering price)          0.47
                                                ------------
Maximum offering price per share outstanding    $      10.31
                                                ============
CLASS B
Net assets applicable to outstanding shares     $261,625,821
                                                ============
Shares of beneficial interest outstanding         26,569,906
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.85
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  5,991,793
                                                ============
Shares of beneficial interest outstanding            608,543
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.85
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                       $15,875,638
                                                 -----------
EXPENSES:
  Manager                                          1,944,180
  Service -- Class A                                  97,824
  Service -- Class B                                 697,158
  Service -- Class C                                  15,093
  Distribution -- Class B                            697,158
  Distribution -- Class C                             15,093
  Transfer agent                                     313,032
  Shareholder communication                           67,054
  Professional                                        66,387
  Recordkeeping                                       59,078
  Registration                                        42,991
  Custodian                                           32,291
  Trustees                                            24,283
  Miscellaneous                                       48,944
                                                 -----------
    Total expenses before waiver                   4,120,566
                                                 -----------
  Expense waiver from Manager                       (115,751)
                                                 -----------
  Net expenses                                     4,004,815
                                                 -----------
Net investment income                             11,870,823
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                            1,919,944
  Futures transactions                            (1,525,464)
                                                 -----------
Net realized gain on investments                     394,480
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                            2,337,118
  Futures transactions                              (300,000)
                                                 -----------
Net unrealized gain on investments                 2,037,118
                                                 -----------
Net realized and unrealized gain on investments    2,431,598
                                                 -----------
Net increase in net assets resulting from
  operations                                     $14,302,421
                                                 ===========

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004      2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income      $ 11,870,823   $ 10,495,766   $ 14,525,418
 Net realized gain (loss)
  on investments                 394,480     (8,645,255)        47,808
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                  2,037,118       (500,577)    14,860,165
                            ------------------------------------------
 Net increase in net
  assets resulting from
  operations                  14,302,421      1,349,934     29,433,391
                            ------------------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                    (1,429,015)    (1,594,540)    (1,815,005)
   Class B                    (9,458,140)    (9,525,277)   (12,523,554)
   Class C                      (206,425)      (196,992)      (192,828)
                            ------------------------------------------
 Total dividends to
  shareholders               (11,093,580)   (11,316,809)   (14,531,387)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                     8,876,885     54,870,922     89,117,501
   Class B                     7,514,402     12,874,397     23,954,794
   Class C                     2,753,234      2,895,325     12,490,411

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                       876,910        982,515      1,202,975
   Class B                     6,318,515      6,221,055      8,110,690
   Class C                       149,746        147,034        142,364
                            ------------------------------------------
                              26,489,692     77,991,248    135,018,735

 Cost of shares redeemed:
   Class A                   (14,876,471)   (57,989,235)   (85,708,671)
   Class B                   (52,455,683)   (36,460,278)   (36,553,847)
   Class C                    (2,821,719)    (4,600,575)    (6,835,348)
                            ------------------------------------------
                             (70,153,873)   (99,050,088)  (129,097,866)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions            (43,664,181)   (21,058,840)     5,920,869
                            ------------------------------------------
    Net increase
     (decrease) in net
     assets                  (40,455,340)   (31,025,715)    20,822,873

                                    2004      2003*           2002

NET ASSETS:
Beginning of year            346,009,730    377,035,445    356,212,572
                            ------------------------------------------
End of year                 $305,554,390   $346,009,730   $377,035,445
                            ==========================================
Distributions in excess of
 net investment income at
 end of year                $    (42,304)  $   (821,043)  $         --
                            ==========================================

*  The Fund changed its fiscal year end from December 31, to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                            CLASS A
                                            YEAR ENDED      THROUGH     --------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002         2001            2000         1999
Net asset value at beginning of year          $  9.75       $ 10.02     $  9.62      $  9.68         $  9.08      $ 10.20
                                              -------       -------     -------      -------         -------      -------
Net investment income                            0.38          0.30        0.41         0.45            0.47         0.45
Net realized and unrealized gain (loss) on
  investments                                    0.07         (0.25)       0.40        (0.06)           0.60        (1.12)
                                              -------       -------     -------      -------         -------      -------
Total from investment operations                 0.45          0.05        0.81         0.39            1.07        (0.67)
                                              -------       -------     -------      -------         -------      -------
Less dividends:
  From net investment income                    (0.36)        (0.32)      (0.41)       (0.45)          (0.47)       (0.45)
                                              -------       -------     -------      -------         -------      -------
Net asset value at end of year                $  9.84       $  9.75     $ 10.02      $  9.62         $  9.68      $  9.08
                                              =======       =======     =======      =======         =======      =======
Total investment return (a)                      4.71%         0.54%(b)    8.61%        4.04%          12.15%       (6.75%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          3.88%         3.64%+      4.19%        4.59%           5.05%        4.62%
  Expenses                                       1.02%         1.04%+      1.03%        1.03%           1.03%        1.02%
  Expenses (before waiver)                       1.06%           --          --           --              --           --
Portfolio turnover rate                            18%           34%         39%          57%             56%         101%
Net assets at end of period (in 000's)        $37,936       $42,712     $46,131      $39,760         $22,495      $13,676

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of year          $ 9.75        $10.02       $ 9.62     $ 9.68     $ 9.09     $10.21
                                              ------        ------       ------     ------     ------     ------
Net investment income                           0.36          0.28         0.39       0.42       0.45       0.43
Net realized and unrealized gain (loss) on
  investments                                   0.08         (0.25)        0.40      (0.06)      0.59      (1.12)
                                              ------        ------       ------     ------     ------     ------
Total from investment operations                0.44          0.03         0.79       0.36       1.04      (0.69)
                                              ------        ------       ------     ------     ------     ------
Less dividends:
  From net investment income                   (0.34)        (0.30)       (0.39)     (0.42)     (0.45)     (0.43)
                                              ------        ------       ------     ------     ------     ------
Net asset value at end of year                $ 9.85        $ 9.75       $10.02     $ 9.62     $ 9.68     $ 9.09
                                              ======        ======       ======     ======     ======     ======
Total investment return (a)                     4.55%         0.32%(b)     8.34%      3.79%     11.75%     (6.96%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.63%         3.39%+       3.94%      4.34%      4.80%      4.37%
  Expenses                                      1.27%         1.29%+       1.28%      1.28%      1.28%      1.27%
  Expenses (before waiver)                      1.31%           --           --         --         --         --
Portfolio turnover rate                           18%           34%          39%        57%        56%       101%
Net assets at end of period (in 000's)        $5,992        $5,840       $7,555     $1,586     $1,130     $  490

 *   The Fund changed its fiscal year end from December 31, to
     October 31.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                  JANUARY 1,
                     2003                        CLASS B
  YEAR ENDED        THROUGH     -----------------------------------------
  OCTOBER 31,     OCTOBER 31,            YEAR ENDED DECEMBER 31,
       2004          2003*        2002       2001       2000       1999
     $   9.75      $  10.02     $   9.62   $   9.68   $   9.09   $  10.21
     --------      --------     --------   --------   --------   --------
         0.36          0.28         0.39       0.42       0.45       0.43
         0.08         (0.25)        0.40      (0.06)      0.59      (1.12)
     --------      --------     --------   --------   --------   --------
         0.44          0.03         0.79       0.36       1.04      (0.69)
     --------      --------     --------   --------   --------   --------
        (0.34)        (0.30)       (0.39)     (0.42)     (0.45)     (0.43)
     --------      --------     --------   --------   --------   --------
     $   9.85      $   9.75     $  10.02   $   9.62   $   9.68   $   9.09
     ========      ========     ========   ========   ========   ========
         4.55%         0.32%(b)     8.34%      3.79%     11.75%     (6.96%)
         3.63%         3.39%+       3.94%      4.34%      4.80%      4.37%
         1.27%         1.29%+       1.28%      1.28%      1.28%      1.27%
         1.31%           --           --         --         --         --
           18%           34%          39%        57%        56%       101%
     $261,626      $297,458     $323,349   $314,867   $321,230   $358,417

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

 20   MainStay Tax Free Bond Fund

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated realized loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2004 are not affected.

  UNDISTRIBUTED    ACCUMULATED    ADDITIONAL
  NET INVESTMENT   NET REALIZED     PAID-IN
      INCOME           LOSS         CAPITAL
      $1,496        $3,256,249    $(3,257,745)

The reclassifications for the Fund are primarily due to a reclassification of distributions and expiration of capital loss carryforward.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and Premiums on securities purchased by the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $1 billion and 0.55% on assets in excess of $1 billion. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.15% of the Fund's average daily net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 0.89%, 1.14% and 1.14% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $1,944,180 and waived $115,751 of its management fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets

                                                    www.mainstayfunds.com     21
of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,056 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $468, $103,635 and $3,255, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense for the year ended October 31, 2004 amounted to $313,032.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Tax Free Bond Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $9,481 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $59,078 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

The Fund has maintained its year end of December 31 for federal income tax purposes.

At October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  UNDISTRIBUTED   ACCUMULATED                      TOTAL
   TAX EXEMPT     CAPITAL AND     UNREALIZED    ACCUMULATED
     INCOME       OTHER LOSSES   APPRECIATION       LOSS

    $250,739      $(36,085,014)  $23,154,735    $(12,679,540)

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $36,085,014 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS            AMOUNT
   AVAILABLE THROUGH         (000'S)

         2007                 12,037
         2008                 15,453
         2011                  8,117
         2012                    478
  ---------------------------------------
                             $36,085
  ---------------------------------------

Dividends to shareholders from net investment income, shown in the Statement of Changes in Net Assets, represents tax-based distributions of tax exempt income.

 22   MainStay Tax Free Bond Fund

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $57,010 and $104,677, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C
Shares sold                         907      763      282
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       89      645       15
---------------------------------------------------------
                                    996    1,408      297
---------------------------------------------------------
Shares redeemed                 (1,524)  (5,350)    (287)
---------------------------------------------------------
Net increase (decrease)           (528)  (3,942)       10
---------------------------------------------------------

                                    JANUARY 1 THROUGH
                                    OCTOBER 31, 2003*
                                CLASS A  CLASS B  CLASS C
Shares sold                       5,511    1,289      291
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       99      628       15
---------------------------------------------------------
                                  5,610    1,917      306
---------------------------------------------------------
Shares redeemed                 (5,834)  (3,683)    (461)
---------------------------------------------------------
Net decrease                      (224)  (1,766)    (155)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       9,102    2,432    1,271
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                      123      826       14
---------------------------------------------------------
                                  9,225    3,258    1,285
---------------------------------------------------------
Shares redeemed                 (8,753)  (3,721)    (696)
---------------------------------------------------------
Net increase (decrease)             472    (463)      589
---------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's report on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 24   MainStay Tax Free Bond Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 26   MainStay Tax Free Bond Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

 28   MainStay Tax Free Bond Fund

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

                       This page intentionally left blank

(NY LIFE MAINSTAY LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.

                                                              The MainStay Funds
                                                      SEC File Number: 811-04550

NYLIM-A06226         (RECYCLE LOGO)                                  MST11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Total Return Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

-s- GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              22
----------------------------------------------------

Notes to Financial Statements                     28

Report of Independent Registered Public
Accounting Firm                                   33
----------------------------------------------------

Trustees and Officers                             34
----------------------------------------------------

Proxy Voting Policies and Procedures              36
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        36
----------------------------------------------------

Federal Income Tax Information                    37
----------------------------------------------------

MainStay Funds                                    38

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.67%  -3.08%  6.98%
Excluding sales charges   4.05   -1.98   7.59

(LINE GRAPH FOR CLASS A SHARES IN $)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/94                                        9450                  10000                  10000                  10000
                                               11703                  12370                  12242                  12644
                                               13294                  14283                  14189                  15691
                                               15737                  17390                  17371                  20729
                                               18019                  20702                  20178                  25288
                                               21697                  24843                  23235                  31779
                                               23940                  27119                  25238                  33715
                                               18881                  21423                  22381                  25319
                                               16553                  19389                  20976                  21494
                                               18871                  22320                  24205                  25965
10/31/04                                       19635                  23286                  26108                  28411

  --   MainStay Total Return Fund           - -  Total Return Core Composite Index
  --   Total Return Growth Composite Index  --   S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.73%  -2.99%  6.88%
Excluding sales charges   3.27   -2.69   6.88

(LINE GRAPH FOR CLASS B SHARES IN $)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/94                                       10000                  10000                  10000                  10000
                                               12314                  12370                  12242                  12644
                                               13927                  14283                  14189                  15691
                                               16413                  17390                  17371                  20729
                                               18642                  20702                  20178                  25288
                                               22286                  24843                  23235                  31779
                                               24435                  27119                  25238                  33715
                                               19136                  21423                  22381                  25319
                                               16639                  19389                  20976                  21494
                                               18832                  22320                  24205                  25965
10/31/04                                       19447                  23286                  26108                  28411

  --   MainStay Total Return Fund           - -  Total Return Core Composite Index
  --   Total Return Growth Composite Index  --   S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.27%  -2.69%  6.88%
Excluding sales charges  3.27   -2.69   6.88

(LINE GRAPH FOR CLASS C SHARES IN $)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/94                                       10000                  10000                  10000                  10000
                                               12314                  12370                  12242                  12644
                                               13927                  14283                  14189                  15691
                                               16413                  17390                  17371                  20729
                                               18642                  20702                  20178                  25288
                                               22286                  24843                  23235                  31779
                                               24435                  27119                  25238                  33715
                                               19136                  21423                  22381                  25319
                                               16639                  19389                  20976                  21494
                                               18832                  22320                  24205                  25965
10/31/04                                       19447                  23286                  26108                  28411

  --   MainStay Total Return Fund           - -  Total Return Core Composite Index
  --   Total Return Growth Composite Index  --   S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (12/19/97) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Total Return Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.28%  -1.71%  7.95%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/94                                       10000                  10000                  10000                  10000
                                               12433                  12370                  12242                  12644
                                               14204                  14283                  14189                  15691
                                               16909                  17390                  17371                  20729
                                               19404                  20702                  20178                  25288
                                               23427                  24843                  23235                  31779
                                               25941                  27119                  25238                  33715
                                               20521                  21423                  22381                  25319
                                               18016                  19389                  20976                  21494
                                               20607                  22320                  24205                  25965
10/31/04                                       21488                  23286                  26108                  28411

  --   MainStay Total Return Fund           - -  Total Return Core Composite Index
  --   Total Return Growth Composite Index  --   S&P 500 Index

                                       ONE      FIVE     TEN
BENCHMARK PERFORMANCE                  YEAR    YEARS    YEARS

Total Return Growth Composite
Index(1)                               4.33%   -1.29%    8.82%
Total Return Core Composite Index(2)   7.86     2.36    10.07
S&P 500(R) Index(3)                    9.42    -2.22    11.01
Average Lipper balanced fund(4)        7.03     2.01     8.36

1. The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index that produced them. An investment cannot be made directly into an index.
2. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. See footnote 1 for more information about the Lehman Brothers(R) Aggregate Bond Index. Results assume that all income and capital gains are reinvested in the index that produced them. The Total Return Core Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,012.00       $ 6.57      $1,018.50       $ 6.60
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,008.25       $10.35      $1,014.75       $10.38
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,008.25       $10.35      $1,014.75       $10.38
------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                   $1,000.00     $1,013.30       $ 4.25      $1,020.80       $ 4.27
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

U.S. Common Stocks                                                 64.9%
U.S. Government & Federal Agencies                                 14.5
Short-Term Investments (collateral from securities lending
  is 3.8%)                                                         13.6
U.S. Corporate Bonds                                                9.9
Asset- and Mortgage-Backed Securities                               2.0
U.S. Treasury Notes and Bonds                                       1.7
Foreign Corporate Bonds                                             1.4
Convertible Preferred Stocks                                        0.7
Foreign Government Bonds                                            0.4
Yankee Bonds                                                        0.3
Municipal Bond                                                      0.1
Preferred Stock                                                     0.1
Liabilities in Excess of Cash and Other Assets                     -9.6

See Portfolio of Investments on page 10 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association 6.00%, due
     12/13/34 TBA
 2.  Federal National Mortgage Association 5.50%, due
     11/18/19 TBA
 3.  Citigroup, Inc.
 4.  Transocean, Inc.
 5.  Pride International, Inc.
 6.  Bank of America Corp.
 7.  Federal National Mortgage Association 5.50%, due
     12/13/34 TBA
 8.  BMC Software, Inc.
 9.  Rowan Cos., Inc.
10.  International Business Machines Corp.

 6   MainStay Total Return Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% in U.S. debt securities. In implementing this investment strategy, about half of the equity portion of the Fund's portfolio is invested in growth-oriented stocks and about half in stocks that the Fund believes to be undervalued. The bond portion of the Fund's portfolio may purchase high-yield bonds and other debt securities rated below investment grade that we believe may provide capital appreciation in addition to income. Both the stock and bond portions of the Fund's portfolio may take a flexible approach by investing in a variety of securities, industries, and issuers.

HOW HAS THE FUND'S PORTFOLIO-MANAGEMENT MANDATE CHANGED?

As of January 1, 2004, Richard A. Rosen joined the Fund's portfolio-management team. From January through April 2004, the equity portion of the Fund's portfolio gradually shifted to include both growth and value stocks. As outlined in the prospectus supplement dated May 17, 2004, the Fund's ability to invest in high-yield securities has been enhanced.

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Arguably the biggest factor was the 78% rise in the price of crude oil, since it stoked inflation fears and could put a damper on consumer spending. Middle Eastern tensions, news from Iraq, and concerns about another domestic terrorist attack all had an impact on the markets. Equities finished the reporting period on a strong note as the national elections approached, energy prices eased somewhat, and investors appeared to view valuations more positively.

WHICH SECTORS WERE STRONG PERFORMERS FOR THE EQUITY PORTION OF THE PORTFOLIO?

The equity portion of the portfolio includes growth and value components. The value component was added to the Fund's portfolio beginning in January 2004. In the growth component, overweighted positions in energy and industrials and good stock selection in these sectors helped performance. Security selection in the consumer staples and consumer discretionary sectors and an underweighted position in the information technology sector detracted from performance. In the value component of the Fund's portfolio, mediocre individual-stock performance in the materials, financials, and health care sectors offset positive contributions from holdings in energy and information technology.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS?

Among growth stocks, Symantec, UnitedHealth Group, Danaher, Illinois Tool Works, and Harley-Davidson all made substantial positive contributions to performance. In the value component of the equity portion of the portfolio, we saw strong performance from Burlington Northern Santa Fe, Boeing, and Coopers Industries, and we reduced these positions as they approached our price targets. CVS advanced on strong sales trends and the acquisition of Eckerd stores in Texas and Florida. In the energy sector, we saw strong results from ConocoPhillips, Transocean, Kerr-McGee, and Diamond Offshore Drilling. We reduced the Fund's positions in Kerr-McGee and Diamond Offshore Drilling as they approached our price targets. Other value-oriented stocks that did well in the Fund included Computer Sciences, Motorola, and Sprint.

WHICH STOCKS PROVIDED POOR PERFORMANCE?

On the growth side, VERITAS Software, New York Community Bancorp, Intel, Applied Materials, and Texas Instruments all detracted from performance. On the value side, Marsh & McLennan, St. Paul Travelers, Merck, Pfizer, HCA, and Bowater all hurt performance. Truck manufacturer Navistar International also took a toll on performance.

WERE THERE SIGNIFICANT PURCHASES IN THE EQUITY PORTION OF THE PORTFOLIO?

On the growth side, we purchased Harmon International in October for the company's improving sales and earnings growth and market penetration. Other significant purchases included L-3 Communications Holdings, NIKE, Best Buy, and Capital One Financial. All of these stocks had a positive impact on the Fund's performance for the portion of the reporting period they were held in the Fund. The entire value component of the equity portion of the portfolio was initiated during the reporting period.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.

                                                     www.mainstayfunds.com     7

WHICH EQUITY POSITIONS DID YOU SELL OR REDUCE DURING THE REPORTING PERIOD?

In the growth component, we began selling Marsh & McLennan in December of 2003 because of slowing growth and losses in the company's Putnam mutual fund unit. When the New York attorney general began an investigation of the company, the sale proved timely. We sold the Fund's position in New York Community Bancorp in October. Other growth-oriented stock sales included Clear Channel Communications, Coca-Cola, Forrest Laboratories, and Fifth Third Bancorp. In the value component, we reduced several positions that showed weak performance, including Marsh & McLennan, Pfizer, HCA, and Navistar International. Other holdings--such as Burlington Northern Santa Fe, Boeing, Cooper Industries, ConocoPhillips, Diamond Offshore Drilling, and Kerr-McGee--were reduced as they advanced and approached our price targets.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AS OF OCTOBER 31, 2004?

At the end of October, the growth-equity component of the Fund's portfolio was overweighted relative to the Russell 1000(R) Growth Index(1) in the consumer discretionary, energy, industrials, and materials sectors. The growth component was underweighted relative to the Russell 1000(R) Growth Index in consumer staples, financials, health care, and information technology, and it held no positions in the telecommunications services or utilities sectors. At the end of the reporting period, the value-equity component of the Fund's portfolio was overweighted in the consumer staples, energy, health care, and materials sectors, and underweighted in the consumer discretionary, financials, and utilities sectors.

WHAT MAJOR FACTORS AFFECTED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

From November 2003 through early April 2004, the Federal Reserve's accommodative 1.00% target for the federal funds rate kept the market relatively benign. Positive economic reports in April, however, suggested that the Federal Open Market Committee might move to tighten the money supply. In line with expectations, the Federal Open Market Committee raised the targeted federal funds rate by 25 basis points on each of three occasions--in June, August, and September. This raised the targeted federal funds rate to 1.75%. During the reporting period, inflation remained subdued, despite high oil prices. Default rates declined, which helped attract investors to higher-yielding instruments. Several foreign central banks purchased large blocks of U.S. Treasuries in an effort to keep their currencies from rising aggressively against the dollar.

HOW DID THE BOND PORTION OF THE FUND'S PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

Quite well. The bond portion of the portfolio outperformed the Lehman Brothers(R) Aggregate Bond Index(2) (the bond component of the Fund's composite benchmarks) by a substantial margin. Much of the strong performance came from asset allocation. As of October 31, 2004, the bond portion of the Fund held 5% of its assets in Treasuries, 13% in agency debentures, 26% in investment-grade corporates, 14% in high-yield corporates, 33% in residential mortgage-backed securities, 3% in commercial mortgage-backed securities, 4% in asset-backed securities, and 2% in money-market instruments. Relative to the Lehman Brothers(R) Aggregate Bond Index, the Fund was heavily overweighted in high-yield corporates and heavily underweighted in Treasuries.

HOW HAVE YOU POSITIONED THE BOND PORTION OF THE FUND?

The portfolio is positioned to reflect our forward-looking views. We are seeking the yield advantages of moderate- and lower-quality corporate bonds relative to Treasuries and agency securities. Within residential mortgage-backed securities, we favor lower-coupon securities and 15-year loan terms for their less-volatile cash flow profiles. Among asset-backed securities, we prefer non-mortgage-related collateral such as auto loans, credit-card receivables, and electric-utility tariffs. We are cautious about agency debentures in light of their small yield advantages and potential vulnerability to additional regulation. During the reporting period, we took profits on 3% of the Fund's high-yield position and rotated the proceeds into higher-quality commercial mortgage-backed securities and corporate bonds.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND'S PORTFOLIO IN TERMS OF DURATION?

For much of the reporting period, the bond portion of the Fund's duration was slightly shorter than that of the Lehman Brothers(R) Aggregate Bond Index. This seemed reasonable since interest rates were expected to rise, but it worked against the Fund when foreign central banks began purchasing large blocks of

1. See footnote 1 on page 5 for more information on the Russell 1000(R) Growth Index.

2. See footnote 1 on page 5 for more information on the Lehman Brothers(R) Aggregate Bond Index.

 8   MainStay Total Return Fund

U.S. Treasuries to protect their local economies against unfavorable currency movements.

DID THE RESHAPING OF THE YIELD CURVE AFFECT THE PERFORMANCE OF THE BOND PORTION OF THE FUND'S PORTFOLIO?

Not significantly. Although the yield curve flattened slightly over the course of the reporting period, we maintained a relatively neutral yield-curve posture, so the reshaping had a minimal impact.

WHICH BOND SECTORS PROVIDED THE GREATEST CONTRIBUTIONS TO THE FUND'S RETURN?

The bond portion of the Fund's portfolio was able to harvest strong excess returns from prudent risk-taking and savvy issue selection in triple-B rated corporates, high-yield corporates, and emerging-market credits. During the period, the Fund's positions in credit-related product contributed the majority of the excess return in the bond portion of the portfolio. The balance of the excess return came from mortgage-backed and asset-backed securities, which showed strong performance while Treasury yields remained range bound.

WHAT DO YOU SEE GOING FORWARD?

With the uncertainty of the presidential election now behind us, we expect investors to refocus their attention on company and market fundamentals, which on balance remain fairly strong. Although high energy prices and the threat of terrorism remain risk factors, we believe that the combination of a low interest-rate environment, moderate economic growth, and strengthening employment should help to drive stocks higher in the coming year. From a bond perspective, we expect that the Federal Open Market Committee will continue to raise the targeted federal funds rate well into the coming year and that additional Treasury issuance will be needed to fund the federal budget imbalance. We may maintain a short-of-neutral duration in the bond portion of the Fund's portfolio. If our outlook changes, it would likely be reflected in our duration positioning. We will likely maintain a generous exposure to corporate bonds and securitized product as long as we see robust demand for products that offer yield advantages relative to Treasuries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM BONDS (30.3%)+
ASSET-BACKED SECURITIES (1.3%)
--------------------------------------------------------------------------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
  Series A3 Class 2003-A
  1.94%, due 2/25/07                                $   1,389,392   $  1,385,997
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                   2,675,000      2,647,520
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                   2,415,000      2,405,742
                                                                    ------------
                                                                       6,439,259
                                                                    ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                   1,600,000      1,702,603
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                      910,000        948,104
                                                                    ------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                     1,323,637      1,360,252
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                      474,391        484,559
                                                                    ------------
Total Asset-Backed Securities
  (Cost $10,855,593)                                                  10,934,777
                                                                    ------------

CONVERTIBLE BONDS (0.0%) (b)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                              150,000        112,688
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                      160,000        165,400
                                                                    ------------
Total Convertible Bonds
  (Cost $273,058)                                                        278,088
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (9.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
  4.50%, due 8/15/10 (g)                            $   1,030,000   $  1,059,478
Sequa Corp. Series B
  8.875%, due 4/1/08                                      635,000        693,738
                                                                    ------------
                                                                       1,753,216
                                                                    ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                                     660,000        237,600
  9.75%, due 5/15/21                                      125,000         45,000
  10.00%, due 8/15/08                                      25,000         13,125
  10.375%, due 12/15/22                                   100,000         37,000
Southwest Airlines Co.
  5.25%, due 10/1/14                                      465,000        466,741
                                                                    ------------
                                                                         799,466
                                                                    ------------
AUTO COMPONENTS (0.3%)
ArvinMeritor, Inc.
  6.625%, due 6/15/07                                     195,000        200,850
Collins & Aikman Products
  12.875%, due 8/24/12 (c)(g)                             290,000        250,850
Dana Corp.
  7.00%, due 3/1/29                                       290,000        284,200
  9.00%, due 8/15/11                                      340,000        404,600
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08                                     234,000        226,980
  2nd Lien Note
  11.00%, due 3/1/11 (c)(k)                               360,000        403,200
Visteon Corp.
  7.00%, due 3/10/14                                      120,000        112,800
  8.25%, due 8/1/10 (g)                                   560,000        582,400
                                                                    ------------
                                                                       2,465,880
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Funds 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
AUTOMOBILES (0.1%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                               $   1,170,000   $  1,277,625
General Motors Corp.
  8.375%, due 7/15/33                                     247,000        257,025
                                                                    ------------
                                                                       1,534,650
                                                                    ------------
CAPITAL MARKETS (0.5%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                    1,080,000      1,097,537
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                   1,340,000      1,365,671
LaBranche & Co., Inc.
  11.00%, due 5/15/12 (c)                                 435,000        446,419
Morgan Stanley
  3.625%, due 4/1/08                                    1,740,000      1,749,627
  4.75%, due 4/1/14                                       255,000        249,806
                                                                    ------------
                                                                       4,909,060
                                                                    ------------
CHEMICALS (0.4%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                                  410,000        452,025
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                      285,000        272,175
FMC Corp.
  10.25%, due 11/1/09                                     380,000        440,800
Lyondell Chemical Co.
  9.50%, due 12/15/08                                     255,000        277,950
  10.50%, due 6/1/13                                      260,000        306,800
Millennium America, Inc.
  7.625%, due 11/15/26                                  1,065,000      1,022,400
Terra Capital, Inc.
  12.875%, due 10/15/08                                   390,000        483,600
                                                                    ------------
                                                                       3,255,750
                                                                    ------------
COMMERCIAL BANKS (0.3%)
BankBoston NA
  7.00%, due 9/15/07                                    1,140,000      1,259,544
PNC Funding Corp.
  7.50%, due 11/1/09                                    1,127,000      1,302,811
                                                                    ------------
                                                                       2,562,355
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) (B)
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                                 265,000        254,400
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CONSUMER FINANCE (0.3%)
Ford Motor Credit Co.
  7.00%, due 10/1/13 (g)                            $   1,160,000   $  1,225,023
General Motors Acceptance Corp.
  6.875%, due 9/15/11                                     630,000        655,820
  6.875%, due 8/28/12                                     265,000        275,878
MBNA Corp.
  6.25%, due 1/17/07                                      555,000        589,714
                                                                    ------------
                                                                       2,746,435
                                                                    ------------
CONTAINERS & PACKAGING (0.3%)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                      430,000        467,625
  8.875%, due 2/15/09                                     340,000        373,150
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                      260,000        275,600
Rock-Tenn Co.
  8.20%, due 8/15/11                                    1,059,000      1,252,289
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                  55,000         52,456
  Series B
  12.75%, due 6/15/10                                      40,000         30,000
                                                                    ------------
                                                                       2,451,120
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
Citigroup, Inc.
  5.00%, due 9/15/14 (c)                                1,585,000      1,608,135
FGIC Corp.
  6.00%, due 1/15/34 (c)                                1,180,000      1,230,942
J Paul Getty Trust Series 2003
  5.875%, due 10/1/33                                     755,000        791,292
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                   485,000        518,950
                                                                    ------------
                                                                       4,149,319
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Citizens Communications Co.
  9.00%, due 8/15/31                                      500,000        533,750
MCI, Inc.
  5.908%, due 5/1/07                                      401,000        399,998
  6.688%, due 5/1/09                                      401,000        395,486
  7.735%, due 5/1/14                                      343,000        330,566
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                      320,000        328,800
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                  565,000        560,763

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Corp.
  5.625%, due 11/15/08                              $      20,000   $     20,000
  7.125%, due 11/15/43                                    100,000         83,000
  7.25%, due 9/15/25                                      190,000        173,850
  9.125%, due 3/15/12 (c)                                 140,000        157,850
SBC Communications, Inc.
  4.125%, due 9/15/09                                     615,000        618,074
Sprint Capital Corp.
  8.75%, due 3/15/32                                    1,070,000      1,402,034
                                                                    ------------
                                                                       5,004,171
                                                                    ------------
ELECTRIC UTILITIES (0.3%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                      475,308        539,474
Consumers Energy Co.
  6.25%, due 9/15/06                                      460,000        485,685
PPL Energy Supply LLC
  5.40%, due 8/15/14                                      535,000        548,483
Southern California Edison Co.
  8.00%, due 2/15/07                                      390,000        431,248
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                                 606,372        641,857
                                                                    ------------
                                                                       2,646,747
                                                                    ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                      970,000      1,040,002
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Entergy-Koch, L.P.
  3.65%, due 8/20/06 (c)                                3,330,000      3,383,473
Pride International, Inc.
  7.375%, due 7/15/14 (c)                                 210,000        236,250
                                                                    ------------
                                                                       3,619,723
                                                                    ------------
FOOD & STAPLES RETAILING (0.2%)
CVS Corp.
  5.789%, due 1/10/26 (c)                               1,566,791      1,632,126
                                                                    ------------

FOOD PRODUCTS (0.2%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                               1,630,000      1,668,039
Smithfield Foods, Inc.
  7.625%, due 2/15/08 (g)                                 305,000        325,588
                                                                    ------------
                                                                       1,993,627
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%) (B)
Fisher Scientific International, Inc.
  6.75%, due 8/15/14 (c)                                  195,000        208,650
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
HEALTH CARE PROVIDERS & SERVICES (0.4%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                $     275,000   $    269,500
Anthem, Inc.
  3.50%, due 9/1/07                                       425,000        422,102
Caremark Rx, Inc.
  7.375%, due 10/1/06                                     640,000        685,428
HCA, Inc.
  7.50%, due 11/15/95                                     330,000        307,837
  8.36%, due 4/15/24                                      210,000        225,840
  8.75%, due 9/1/10                                       335,000        386,282
Manor Care, Inc.
  6.25%, due 5/1/13                                       420,000        450,567
  8.00%, due 3/1/08                                       357,000        404,052
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                      375,000        416,599
Service Corp. International
  6.50%, due 3/15/08                                       70,000         73,500
  7.20%, due 6/1/06                                       220,000        229,900
                                                                    ------------
                                                                       3,871,607
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Caesars Entertainment, Inc.
  8.125%, due 5/15/11                                     210,000        245,438
  9.375%, due 2/15/07                                     925,000      1,033,688
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)(f)                               215,000        240,262
ITT Corp.
  7.375%, due 11/15/15                                    460,000        519,800
Mandalay Resort Group
  7.00%, due 11/15/36                                     200,000        212,000
MGM Mirage, Inc.
  6.75%, due 9/1/12 (c)                                   585,000        620,100
                                                                    ------------
                                                                       2,871,288
                                                                    ------------
HOUSEHOLD PRODUCTS (0.1%)
Procter & Gamble Co. (The)
  5.80%, due 8/15/34                                      720,000        762,348
                                                                    ------------

INSURANCE (0.3%)
Crum & Forster
  10.375%, due 6/15/13                                    210,000        224,700
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   1,300,000      1,325,576
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                     350,000        378,951
Provident Cos., Inc.
  7.25%, due 3/15/28                                       95,000         88,825
UnumProvident Corp.
  6.75%, due 12/15/28                                     220,000        196,900
                                                                    ------------
                                                                       2,214,952
                                                                    ------------

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
IT SERVICES (0.0%) (B)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                 $      15,000   $     15,320
  7.125%, due 10/15/09                                     35,000         38,001
  7.45%, due 10/15/29                                      30,000         30,356
Unisys Corp.
  6.875%, due 3/15/10                                     210,000        224,700
                                                                    ------------
                                                                         308,377
                                                                    ------------
MACHINERY (0.0%) (B)
Cummins, Inc.
  6.45%, due 3/1/05                                       205,000        206,537
                                                                    ------------
MARINE (0.0%) (B)
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14 (c)                                  235,000        246,750
                                                                    ------------

MEDIA (0.9%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                      750,000        756,825
Houghton Mifflin Co.
  7.20%, due 3/15/11                                      365,000        387,356
Morris Publishing Group LLC
  7.00%, due 8/1/13                                       285,000        290,700
PanAmSat Corp.
  9.00%, due 8/15/14 (c)                                  180,000        190,800
PRIMEDIA, Inc.
  8.00%, due 5/15/13 (c)                                  105,000        105,262
Reader's Digest Association, Inc. (The)
  6.50%, due 3/1/11                                       375,000        389,063
Tele-Communications, Inc.
  9.80%, due 2/1/12                                     1,600,000      2,061,661
  10.125%, due 4/15/22                                    375,000        532,615
Time Warner, Inc.
  8.05%, due 1/15/16                                      400,000        480,339
Time Warner Entertainment Co. L.P.
  8.375%, due 3/15/23                                     765,000        936,701
  10.15%, due 5/1/12                                      965,000      1,264,757
                                                                    ------------
                                                                       7,396,079
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
METALS & MINING (0.1%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                               $     620,000   $    592,100
Foundation PA Coal Co.
  7.25%, due 8/1/14 (c)                                   295,000        315,281
United States Steel LLC
  10.75%, due 8/1/08                                      176,000        208,560
                                                                    ------------
                                                                       1,115,941
                                                                    ------------
MULTILINE RETAIL (0.4%)
Kohl's Corp.
  6.00%, due 1/15/33                                    1,135,000      1,174,255
Target Corp.
  6.35%, due 11/1/32                                    1,275,000      1,430,869
  8.60%, due 1/15/12                                      675,000        851,975
                                                                    ------------
                                                                       3,457,099
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The)
  9.00%, due 5/15/15 (c)                                  520,000        605,800
AES Eastern Energy L.P.
  Series 1999-A
  9.00%, due 1/2/17                                       382,183        429,956
  Series 1999-B
  9.67%, due 1/2/29                                        45,000         52,650
Calpine Corp.
  8.50%, due 7/15/10 (c)                                  128,000         94,080
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                 645,000        710,306
PSE&G Power LLC
  6.875%, due 4/15/06                                   1,180,000      1,243,106
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                                  675,495        479,601
Westar Energy, Inc.
  7.125%, due 8/1/09                                      425,000        473,796
  7.875%, due 5/1/07                                      430,000        476,105
                                                                    ------------
                                                                       4,565,400
                                                                    ------------
OIL & GAS (0.7%)
El Paso Corp.
  7.80%, due 8/1/31                                       100,000         91,750
Enterprise Products Partners L.P.
  5.60%, due 10/15/14 (c)                                 430,000        438,179
Forest Oil Corp.
  8.00%, due 12/15/11                                     455,000        518,700
Goldman Sachs Group, Inc. (The)
  5.00%, due 10/1/14 (g)                                2,485,000      2,484,302
Tesoro Petroleum Corp.
  8.00%, due 4/15/08                                      430,000        467,625

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Tosco Corp.
  8.125%, due 2/15/30                               $     984,000   $  1,299,788
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                       425,000        476,000
                                                                    ------------
                                                                       5,776,344
                                                                    ------------
PAPER & FOREST PRODUCTS (0.4%)
Appleton Papers, Inc.
  8.125%, due 6/15/11                                     730,000        768,325
Bowater, Inc.
  9.00%, due 8/1/09                                       355,000        398,447
Georgia-Pacific Corp.
  8.875%, due 2/1/10                                      400,000        471,000
  8.875%, due 5/15/31                                     250,000        308,125
  9.375%, due 2/1/13                                      250,000        294,375
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                      985,000      1,034,250
                                                                    ------------
                                                                       3,274,522
                                                                    ------------
PERSONAL PRODUCTS (0.2%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                   1,388,000      1,429,750
                                                                    ------------

PHARMACEUTICALS (0.1%)
Wyeth
  5.50%, due 2/1/14                                       675,000        691,646
                                                                    ------------

REAL ESTATE (0.5%)
American Real Estate Partners L.P./American Real
  Estate Financial
  8.125%, due 6/1/12 (c)                                  455,000        480,025
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                      169,000        192,660
HRPT Properties Trust
  6.25%, due 8/15/16                                      740,000        779,234
Hospitality Properties Trust
  7.00%, due 3/1/08                                       270,000        292,010
Host Marriot L.P.
  7.00%, due 8/15/12 (c)                                  550,000        594,000
iStar Financial, Inc.
  6.00%, due 12/15/10                                   1,045,000      1,108,680
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                       405,000        415,125
                                                                    ------------
                                                                       3,861,734
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TOBACCO (0.1%)
DIMON, Inc.
  7.75%, due 6/1/13                                 $     350,000   $    348,250
  Series B
  9.625%, due 10/15/11                                    160,000        170,800
                                                                    ------------
                                                                         519,050
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                     110,000         98,450
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AirGate PCS, Inc.
  5.85%, due 10/15/11 (c)(f)                              175,000        179,375
Dobson Cellular Systems
  (zero coupon), due 11/1/11
  6.96%, beginning 11/8/04 (c)(f)                          80,000         82,200
  8.375%, due 11/1/11 (c)                                  80,000         82,500
Dobson Communications Corp.
  8.875%, due 10/1/13                                      40,000         26,900
  10.875%, due 7/1/10                                      60,000         46,200
Triton PCS, Inc.
  8.50%, due 6/1/13                                       225,000        206,437
US Unwired, Inc.
  10.00%, due 6/15/12                                     130,000        140,725
                                                                    ------------
                                                                         764,337
                                                                    ------------
Total Corporate Bonds
  (Cost $83,137,247)                                                  86,458,908
                                                                    ------------

FOREIGN CORPORATE BONDS (1.4%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.0%) (B)
Heckler & Koch GmbH
  9.25%, due 7/15/11 (c)                                  165,000        223,531
                                                                    ------------

BEVERAGES (0.1%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                     430,000        443,425
                                                                    ------------

CHEMICALS (0.1%)
Acetex Corp.
  10.875%, due 8/1/09                                     450,000        495,000
Invista
  9.25%, due 5/1/12 (c)                                   580,000        638,000
                                                                    ------------
                                                                       1,133,000
                                                                    ------------
COMMERCIAL BANKS (0.0%) (B)
Banco Nacional de Comercio Exterior S.N.C.
  11.25%, due 5/30/06 (c)(g)                              205,000        232,162
                                                                    ------------

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Hutchison Whamp International Ltd.
  5.45%, due 11/24/10 (c)                           $   1,105,000   $  1,137,656
                                                                    ------------
CONTAINERS & PACKAGING (0.1%)
Crown Euro Holdings S.A.
  10.875%, due 3/1/13                                     740,000        878,750
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico, S.A. de C.V.
  4.50%, due 11/19/08                                     545,000        549,802
  8.25%, due 1/26/06                                      655,000        696,428
                                                                    ------------
                                                                       1,246,230
                                                                    ------------
ELECTRIC UTILITIES (0.1%)
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                                 625,000        640,009
                                                                    ------------

INDUSTRIAL CONGLOMERATES (0.1%)
Stena AB
  9.625%, due 12/1/12                                     560,000        630,700
                                                                    ------------

METALS & MINING (0.1%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                               1,000,000      1,046,787
                                                                    ------------
OIL & GAS (0.1%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                                  625,000        656,250
                                                                    ------------

PAPER & FOREST PRODUCTS (0.1%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                      100,000        104,000
  Series D
  8.625%, due 6/15/11                                     255,000        275,400
Tembec Industries, Inc.
  8.50%, due 2/1/11                                       335,000        342,537
                                                                    ------------
                                                                         721,937
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                                1,750,000      1,804,049
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Vodafone Group PLC
  3.95%, due 1/30/08                                $   1,350,000   $  1,373,883
                                                                    ------------
Total Foreign Corporate Bonds
  (Cost $11,794,841)                                                  12,168,369
                                                                    ------------

MORTGAGE-BACKED SECURITIES (0.7%)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (0.7%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                   1,439,337      1,486,981
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                                  1,620,000      1,629,072
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                   1,441,147      1,443,293
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                    1,140,046      1,131,200
Wachovia Bank National Association
  Series 2004-C14 Class A1
  3.477%, due 8/15/41                                     588,144        589,093
                                                                    ------------
Total Mortgage-Backed Securities
  (Cost $6,280,289)                                                    6,279,639
                                                                    ------------

MUNICIPAL BOND (0.1%)
--------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23                                      660,000        673,002
                                                                    ------------
Total Municipal Bond
  (Cost $660,000)                                                        673,002
                                                                    ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (16.2%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.1%)
  3.625%, due 9/15/08                                   1,205,000      1,218,049
                                                                    ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
    (MORTGAGE PASS-THROUGH SECURITIES) (0.6%)
  3.00%, due 8/1/10                                       792,192        768,304
  5.00%, due 8/1/33 (e)                                 2,128,877      2,128,542
  5.50%, due 12/13/34 TBA (d)                           1,695,000      1,722,015
                                                                    ------------
                                                                       4,618,861
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.8%)
  4.625%, due 5/1/13                                $   5,715,000   $  5,704,850
  4.75%, due 1/2/07                                     5,760,000      5,970,828
  5.125%, due 1/2/2014                                    810,000        832,236
  5.25%, due 8/1/12                                     1,865,000      1,950,439
  5.50%, due 5/2/06                                     5,945,000      6,186,569
  6.25%, due 2/1/11 (g)                                 7,165,000      7,955,472
  6.625%, due 9/15/09                                   3,845,000      4,352,317
                                                                    ------------
                                                                      32,952,711
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 1998-M6 Class AZ
  6.32%, due 8/15/08                                    1,045,305      1,125,464
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (8.7%)
  4.50%, due 7/1/18-11/1/18 (e)                        16,266,059     16,352,357
V  5.50%, due 11/18/19 TBA (d)                         16,340,000     16,916,998
  5.50%, due 11/1/33 (e)                                5,189,565      5,294,305
V  5.50%, due 12/13/34 TBA (d)                         10,635,000     10,797,843
V  6.00%, due 12/13/34 TBA (d)                         17,910,000     18,514,463
  6.50%, due 6/1/31-10/1/31 (e)                         3,194,679      3,365,689
  7.00%, due 2/1/32 (e)                                 1,614,812      1,716,086
  7.50%, due 8/1/31 (e)                                 2,794,814      2,997,394
                                                                    ------------
                                                                      75,955,135
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.2%)
  6.00%, due 4/15/29-8/15/32 (e)                        6,649,716      6,937,079
  7.50%, due 12/15/23-12/15/28 (e)                      3,111,773      3,361,452
                                                                    ------------
                                                                      10,298,531
                                                                    ------------
UNITED STATES TREASURY BONDS (0.2%)
  5.375%, due 2/15/31                                   1,445,000      1,569,462
  8.75%, due 8/15/20                                        2,000          2,925
                                                                    ------------
                                                                       1,572,387
                                                                    ------------
UNITED STATES TREASURY NOTES (1.5%)
  3.00%, due 2/15/08 (g)                                4,415,000      4,428,969
  4.375%, due 5/15/07                                     811,000        844,105
  4.75%, due 5/15/14                                    5,335,000      5,640,930
  4.875%, due 2/15/12                                       5,000          5,359

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
UNITED STATES TREASURY NOTES (CONTINUED)
  5.75%, due 8/15/10                                $     850,000   $    950,572
  6.00%, due 8/15/09 (g)                                1,505,000      1,686,599
                                                                    ------------
                                                                      13,556,534
                                                                    ------------
Total U.S. Government & Federal Agencies
  (Cost $139,542,568)                                                141,297,672
                                                                    ------------

FOREIGN GOVERNMENT BONDS (0.4%)
--------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (0.4%)
Province of Quebec
  5.00%, due 7/17/09                                    1,720,000      1,815,663
Russian Federation
  5.00%, due 3/31/30                                      960,000        960,000
United Mexican States
  6.625%, due 3/3/15                                      530,000        568,160
                                                                    ------------
                                                                       3,343,823
                                                                    ------------
GOVERNMENT AGENCIES (0.0%) (B)
Aries Vermogensverwaltungs GmbH
  9.60%, due 10/25/14 (c)                                 250,000        291,875
                                                                    ------------
Total Foreign Government Bonds
  (Cost $3,304,543)                                                    3,635,698
                                                                    ------------

YANKEE BONDS (0.3%) (I)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
  10.00%, due 11/5/10                                     505,000        575,700
                                                                    ------------

INSURANCE (0.1%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                      25,000         22,061
  7.75%, due 7/15/37                                       60,000         50,400
  8.30%, due 4/15/26                                       25,000         22,563
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                   1,341,000      1,397,683
                                                                    ------------
                                                                       1,492,707
                                                                    ------------
MARINE (0.0%) (B)
Sea Containers Ltd.
  10.75%, due 10/15/06                                    160,000        166,400
                                                                    ------------

MEDIA (0.1%)
Rogers Cablesystem, Ltd.
  11.00%, due 12/1/15                                     490,000        553,700
                                                                    ------------

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.0%) (B)
Tembec Industries, Inc.
  8.625%, due 6/30/09                               $     115,000   $    117,012
                                                                    ------------
Total Yankee Bonds
  (Cost $2,833,281)                                                    2,905,519
                                                                    ------------
Total Long-Term Bonds
  (Cost $258,681,420)                                                264,631,672
                                                                    ------------

                                                           SHARES
COMMON STOCKS (64.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                           44,200      2,205,580
L-3 Communications Holdings, Inc.                          69,500      4,582,135
Northrop Grumman Corp.                                     96,900      5,014,575
Raytheon Co.                                               89,400      3,261,312
United Technologies Corp.                                  62,200      5,773,404
                                                                    ------------
                                                                      20,837,006
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp.                                                73,300      6,679,096
                                                                    ------------

AUTOMOBILES (0.6%)
Harley-Davidson, Inc.                                      86,100      4,956,777
                                                                    ------------
BEVERAGES (0.3%)
PepsiCo, Inc.                                              57,200      2,835,976
                                                                    ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)                                            90,800      5,157,440
Genentech, Inc. (a)                                        48,400      2,203,652
Gilead Sciences, Inc. (a)                                  81,500      2,822,345
                                                                    ------------
                                                                      10,183,437
                                                                    ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc. (a)                           61,500      2,249,055
                                                                    ------------
CAPITAL MARKETS (1.5%)
Goldman Sachs Group, Inc. (The)                            39,500      3,886,010
Merrill Lynch & Co., Inc.                                  36,800      1,984,992
Morgan Stanley                                             91,300      4,664,517
State Street Corp.                                         62,000      2,793,100
                                                                    ------------
                                                                      13,328,619
                                                                    ------------


                                                           SHARES          VALUE
CHEMICALS (0.8%)
Air Products & Chemicals, Inc.                             16,500   $    877,470
Praxair, Inc.                                             141,300      5,962,860
                                                                    ------------
                                                                       6,840,330
                                                                    ------------
COMMERCIAL BANKS (2.8%)
VBank of America Corp.                                    246,304     11,031,956
PNC Financial Services Group, Inc. (The)                   68,800      3,598,240
U.S. Bancorp                                              109,500      3,132,795
Wachovia Corp.                                            128,200      6,308,722
                                                                    ------------
                                                                      24,071,713
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Cendant Corp.                                             213,100      4,387,729
                                                                    ------------

COMMUNICATIONS EQUIPMENT (2.2%)
Avaya, Inc. (a)                                           306,500      4,413,600
Cisco Systems, Inc. (a)                                   186,700      3,586,507
Motorola, Inc.                                            219,200      3,783,392
Nokia Corp. ADR (j)                                       330,800      5,100,936
QUALCOMM, Inc.                                             49,700      2,077,957
                                                                    ------------
                                                                      18,962,392
                                                                    ------------
COMPUTERS & PERIPHERALS (2.3%)
Dell, Inc. (a)                                            155,900      5,465,854
Hewlett-Packard Co. (g)                                   345,200      6,441,432
VInternational Business Machines Corp.                     90,700      8,140,325
                                                                    ------------
                                                                      20,047,611
                                                                    ------------
CONSUMER FINANCE (1.3%)
American Express Co.                                      118,300      6,278,181
Capital One Financial Corp.                                69,300      5,111,568
                                                                    ------------
                                                                      11,389,749
                                                                    ------------
CONTAINERS & PACKAGING (0.5%)
Smurfit-Stone Container Corp.                             255,700      4,438,952
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.7%)
VCitigroup, Inc.                                          354,593     15,733,291
JPMorgan Chase & Co.                                      191,244      7,382,019
                                                                    ------------
                                                                      23,115,310
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp.                                               64,200      3,526,506
BellSouth Corp.                                            97,200      2,592,324
SBC Communications, Inc.                                  181,100      4,574,586
Sprint Corp. (FON Group)                                  303,100      6,349,945
Verizon Communications, Inc.                              196,800      7,694,880
                                                                    ------------
                                                                      24,738,241
                                                                    ------------
ELECTRICAL EQUIPMENT (0.2%)
Cooper Industries, Ltd. Class A                            25,400      1,623,060
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                            105,600   $  2,646,336
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (6.0%)
Baker Hughes, Inc.                                         95,300      4,081,699
BJ Services Co.                                            79,500      4,054,500
Diamond Offshore Drilling, Inc. (g)                        47,500      1,605,500
ENSCO International, Inc.                                 112,300      3,430,765
VPride International, Inc. (a)                            609,300     11,259,864
VRowan Cos., Inc. (a)                                     363,700      9,285,261
VTransocean, Inc. (a)                                     385,000     13,571,250
Weatherford International Ltd. (a)                         85,700      4,478,682
                                                                    ------------
                                                                      51,767,521
                                                                    ------------
FOOD & STAPLES RETAILING (1.9%)
CVS Corp.                                                 167,600      7,283,896
Kroger Co. (The) (a)                                      264,600      3,998,106
Walgreen Co.                                              141,500      5,078,435
                                                                    ------------
                                                                      16,360,437
                                                                    ------------
FOOD PRODUCTS (1.6%)
Cadbury Schweppes PLC (i)(j)                              162,000      5,427,000
General Mills, Inc.                                       154,500      6,836,625
Kraft Foods, Inc. Class A                                  46,800      1,558,908
                                                                    ------------
                                                                      13,822,533
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Boston Scientific Corp. (a)                               118,900      4,197,170
Fisher Scientific International, Inc. (a)                  77,900      4,468,344
Medtronic, Inc.                                            98,200      5,019,002
                                                                    ------------
                                                                      13,684,516
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (3.6%)
Caremark Rx, Inc. (a)                                     155,300      4,654,341
HCA, Inc.                                                 136,400      5,009,972
Quest Diagnostics, Inc.                                    49,000      4,289,460
UnitedHealth Group, Inc.                                  100,300      7,261,720
Universal Health Services, Inc. Class B                   139,100      5,780,996
WellPoint Health Networks, Inc. (a)                        48,400      4,726,744
                                                                    ------------
                                                                      31,723,233
                                                                    ------------
HOUSEHOLD DURABLES (1.4%)
D.R. Horton, Inc. (g)                                     117,200      3,516,000
Harman International Industries, Inc.                      40,100      4,819,218
Lennar Corp.                                               94,700      4,259,606
                                                                    ------------
                                                                      12,594,824
                                                                    ------------


                                                           SHARES          VALUE
HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co.                                      46,200   $  2,061,444
Kimberly-Clark Corp.                                       95,400      5,692,518
                                                                    ------------
                                                                       7,753,962
                                                                    ------------
INDUSTRIAL CONGLOMERATES (1.2%)
General Electric Co.                                      171,200      5,841,344
3M Co.                                                     60,400      4,685,228
                                                                    ------------
                                                                      10,526,572
                                                                    ------------
INSURANCE (1.8%)
Allstate Corp. (The)                                       91,200      4,385,808
Hartford Financial Services Group, Inc. (The)              75,900      4,438,632
Prudential Financial, Inc.                                 56,600      2,630,202
St. Paul Travelers Cos., Inc. (The)                       127,561      4,331,972
                                                                    ------------
                                                                      15,786,614
                                                                    ------------
IT SERVICES (1.2%)
Accenture Ltd. Class A (a)                                 31,800        769,878
Computer Sciences Corp. (a)                               134,300      6,670,681
First Data Corp.                                           70,100      2,893,728
                                                                    ------------
                                                                      10,334,287
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Mattel, Inc.                                              134,200      2,349,842
                                                                    ------------

MACHINERY (2.4%)
Danaher Corp.                                             114,400      6,306,872
Dover Corp.                                               133,300      5,234,691
Illinois Tool Works, Inc.                                  62,300      5,749,044
Navistar International Corp. (a)                          107,300      3,707,215
                                                                    ------------
                                                                      20,997,822
                                                                    ------------
MEDIA (0.6%)
Omnicom Group, Inc.                                        65,800      5,191,620
                                                                    ------------

METALS & MINING (0.3%)
Alcoa, Inc.                                                94,900      3,084,250
                                                                    ------------

MULTILINE RETAIL (1.2%)
Kohl's Corp. (a)                                          101,700      5,162,292
Target Corp.                                              113,200      5,662,264
                                                                    ------------
                                                                      10,824,556
                                                                    ------------
OIL & GAS (1.3%)
ConocoPhillips                                             48,000      4,046,880
Kerr-McGee Corp.                                           68,100      4,032,882
Unocal Corp.                                               72,500      3,026,875
                                                                    ------------
                                                                      11,106,637
                                                                    ------------

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.4%)
Bowater, Inc. (g)                                         186,300   $  6,863,292
International Paper Co.                                   132,200      5,091,022
                                                                    ------------
                                                                      11,954,314
                                                                    ------------
PHARMACEUTICALS (2.7%)
Bristol-Myers Squibb Co.                                  215,200      5,042,136
Johnson & Johnson                                         102,300      5,972,274
Merck & Co., Inc.                                          77,300      2,420,263
Pfizer, Inc.                                              206,200      5,969,490
Teva Pharmaceutical Industries Ltd. (g)(j)                166,000      4,316,000
                                                                    ------------
                                                                      23,720,163
                                                                    ------------
ROAD & RAIL (0.3%)
Burlington Northern Santa Fe Corp.                         59,200      2,475,152
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Advanced Micro Devices, Inc. (a)(g)                       264,500      4,448,890
Analog Devices, Inc.                                       63,000      2,536,380
Applied Materials, Inc. (a)                               133,300      2,146,130
Intel Corp.                                               131,600      2,929,416
KLA-Tencor Corp. (a)                                       54,400      2,476,832
Maxim Integrated Products, Inc.                            48,900      2,151,111
Texas Instruments, Inc.                                    74,800      1,828,860
                                                                    ------------
                                                                      18,517,619
                                                                    ------------
SOFTWARE (3.0%)
VBMC Software, Inc. (a)                                   499,900      9,458,108
Electronic Arts, Inc. (a)(g)                               60,700      2,726,644
Microsoft Corp.                                           156,300      4,374,837
Oracle Corp. (a)                                           90,200      1,141,932
Symantec Corp. (a)                                        109,100      6,212,154
VERITAS Software Corp. (a)(g)                             103,700      2,268,956
                                                                    ------------
                                                                      26,182,631
                                                                    ------------
SPECIALTY RETAIL (3.2%)
Bed Bath & Beyond, Inc. (a)                               135,500      5,527,045
Best Buy Co., Inc. (a)                                     71,200      4,216,464
Gap, Inc. (The)                                           368,700      7,366,626
Lowe's Cos., Inc.                                          97,300      5,476,044
TJX Cos., Inc. (The)                                      208,700      5,004,626
                                                                    ------------
                                                                      27,590,805
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach, Inc. (a)                                           105,400      4,914,802
NIKE, Inc. Class B                                         64,200      5,220,102
                                                                    ------------
                                                                      10,134,904
                                                                    ------------


                                                           SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (0.3%)
New York Community Bancorp, Inc.                                1   $         12
Washington Mutual, Inc.                                    73,200      2,833,572
                                                                    ------------
                                                                       2,833,584
                                                                    ------------
Total Common Stocks (Cost $523,731,198)                              564,649,787
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS (0.7%)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
QuadraMed Corp. (c)                                        10,700        267,500
                                                                    ------------

MACHINERY (0.7%)
Goldman Sach Group, Inc. Series NAV                       161,539      5,644,819
                                                                    ------------
Total Convertible Preferred Stocks (Cost
  $6,567,521)                                                          5,912,319
                                                                    ------------

PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                         300        450,000
                                                                    ------------
Total Preferred Stock (Cost $445,000)                                    450,000
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (13.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (9.5%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $   8,885,000      8,884,560
American Express Credit Corp.
  1.80%, due 11/18/04 (e)                              11,500,000     11,490,222
Chevron Texaco Funding Corp.
  1.75%, due 11/8/04                                    5,000,000      4,998,298
General Electric Capital Corp.
  1.74%, due 11/1/04                                      620,000        620,000
  1.75%, due 11/1/04                                      700,000        700,000
General Electric Co.
  1.78%, due 11/10/04                                  12,660,000     12,654,365
Harvard University
  1.73%, due 11/19/04 (e)                               2,925,000      2,922,468
Ing Funding LLC
  1.78%, due 11/12/04                                   1,300,000      1,299,292
International Business Machines Corp.
  1.70%, due 11/1/04                                    1,600,000      1,600,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Morgan Stanley Dean Witter & Co.
  1.81%, due 11/9/04                                $   5,150,000   $  5,147,928
Prudential Funding LLC
  1.76%, due 11/2/04                                    3,500,000      3,499,829
Rabobank USA Financial Corp.
  1.75%, due 11/3/04                                    5,650,000      5,649,451
Starbird Funding Corp. (h)
  2.085%, due 3/14/05                                   7,500,000      7,443,752
UBS Finance (Delaware) LLC
  1.84%, due 11/1/04                                   15,745,000     15,745,000
                                                                    ------------
Total Commercial Paper (Cost $82,655,165)                             82,655,165
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANIES (1.3%)
AIM Institutional Funds Group (h)                       1,243,708      1,243,708
Merrill Lynch Premier Institutional Fund               10,000,000     10,000,000
                                                                    ------------
Total Investment Companies (Cost $11,243,708)                         11,243,708
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (1.1%)
Banc of America Securities LLC
  1.955%, due 11/1/04 (h)                           $   9,339,000      9,339,000
                                                                    ------------
Total Master Note (Cost $9,339,000)                                    9,339,000
                                                                    ------------

REPURCHASE AGREEMENTS (1.7%)
Credit Suisse First Boston Corp.
  1.925%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $5,622,902 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,637,736 and a Market
  Value of $5,734,655)                                  5,622,000      5,622,000
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Inc.
  1.925%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $7,894,266 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $15,726,514 and a Market
  Value of $8,140,000)                              $   7,893,000   $  7,893,000
                                                                    ------------
Merrill Lynch Pierce Fenner & Smith
  1.955%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $1,369,223 (h)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,353,912 and a Market
  Value of $1,437,604)                                  1,369,000      1,369,000
                                                                    ------------
Total Repurchase Agreements (Cost $14,884,000)                        14,884,000
                                                                    ------------
Total Short-Term Investments (Cost $118,121,873)                     118,121,873
                                                                    ------------
Total Investments (Cost $907,547,012) (l)                   109.6%   953,765,651(m)
Liabilities in Excess of
  Cash and Other Assets                                      (9.6)   (83,664,748)
                                                    -------------   ------------
Net Assets                                                  100.0%  $870,100,903
                                                    =============   ============

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be deter-mined upon settlement. The market value of these securities at October 31, 2004 is $47,951,319.
(e) Segregated or partially segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(g) Represent securities out on loan or a portion which is out on loan.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  Yankee Bond -- Dollar Denominated bonds issued in United
     States by foreign banks and corporations.
(j)  ADR-American Depository Receipt.
(k)  Restricted security.
(l) The cost for federal income tax purposes is $912,442,336.
(m)  At October 31, 2004, net unrealized appreciation was
     $41,323,315, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $60,752,679 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $19,429,364.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $907,547,012) including
  $31,746,526 market value of securities
  loaned                                        $953,765,651
Cash                                                  11,459
Deposit with broker for securities loaned              5,188
Receivables:
  Investment securities sold                       7,468,563
  Dividends and interest                           3,555,784
  Fund shares sold                                    74,347
Other assets                                          33,234
                                                ------------
    Total assets                                 964,914,226
                                                ------------
LIABILITIES:
Securities lending collateral                     32,915,648
Payables:
  Investment securities purchased                 59,226,080
  Fund shares redeemed                               855,622
  NYLIFE Distributors                                665,462
  Transfer agent                                     507,985
  Manager                                            469,907
  Custodian                                           18,863
  Trustees                                            12,263
Accrued expenses                                     141,493
                                                ------------
    Total liabilities                             94,813,323
                                                ------------
Net assets                                      $870,100,903
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     64,537
  Class B                                            417,009
  Class C                                              2,521
  Class I                                                  2
Additional paid-in capital                       812,047,466
Accumulated undistributed net investment
  income                                             518,433
Accumulated net realized gain on investments      10,832,141
Net unrealized appreciation on investments        46,218,639
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                             155
                                                ------------
Net assets                                      $870,100,903
                                                ============
CLASS A
Net assets applicable to outstanding shares     $115,877,336
                                                ============
Shares of beneficial interest outstanding          6,453,705
                                                ============
Net asset value per share outstanding           $      17.96
Maximum sales charge (5.50% of offering price)          1.05
                                                ------------
Maximum offering price per share outstanding    $      19.01
                                                ============
CLASS B
Net assets applicable to outstanding shares     $749,688,823
                                                ============
Shares of beneficial interest outstanding         41,700,882
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.98
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  4,531,624
                                                ============
Shares of beneficial interest outstanding            252,080
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.98
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      3,120
                                                ============
Shares of beneficial interest outstanding                174
                                                ============
Net asset value and offering price per share
  outstanding                                   $      17.92
                                                ============

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 13,477,552
  Dividends (a)                                    7,287,443
  Income from securities loaned -- net               148,561
                                                ------------
Total income                                      20,913,556
                                                ------------
EXPENSES:
  Distribution -- Class B                          6,033,347
  Distribution -- Class C                             35,998
  Manager                                          5,802,586
  Transfer agent -- Classes A, B and C             3,220,030
  Service -- Class A                                 311,201
  Service -- Class B                               2,011,208
  Service -- Class C                                  12,000
  Shareholder communication                          195,525
  Professional                                       142,734
  Custodian                                          121,035
  Recordkeeping                                      120,043
  Trustees                                            65,476
  Registration                                        38,076
  Miscellaneous                                       73,404
                                                ------------
    Total expenses                                18,182,663
                                                ------------
Net investment income                              2,730,893
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments from:
  Security transactions                           46,152,104
  Foreign currency transactions                          846
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           46,152,950
                                                ------------
Net change in unrealized appreciation on
  investments:
  Security transactions                          (16,753,244)
  Translation of other assets and liabilities
    in foreign currencies                                155
                                                ------------
Net unrealized loss on investments and foreign
  currency transactions                          (16,753,089)
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    29,399,861
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 32,130,754
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $8,264.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                  2004            2003*             2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income   $   2,730,893   $    4,489,169   $   10,616,038
 Net realized gain
  (loss) on investments
  and foreign currency
  translations              46,152,950        1,599,399      (28,791,816)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              (16,753,089)     121,630,260     (220,645,625)
                         -----------------------------------------------
 Net increase
  (decrease) in net
  assets resulting from
  operations                32,130,754      127,718,828     (238,821,403)
                         -----------------------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                  (1,148,966)      (1,369,286)      (2,917,833)
   Class B                  (1,788,557)      (2,893,322)      (8,537,041)
   Class C                     (10,693)         (17,144)         (54,696)
   Class I                         (10)              --               --
                         -----------------------------------------------
 Total dividends to
  shareholders              (2,948,226)      (4,279,752)     (11,509,570)
                         -----------------------------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Class A                  20,764,539       35,201,986       39,440,166
   Class B                  32,973,201       33,763,017       45,224,081
   Class C                     586,220          545,522        1,116,671
   Class I                       3,106               --               --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                   1,078,925        1,294,851        2,779,055
   Class B                   1,741,322        2,811,248        8,247,653
   Class C                       9,944           14,923           47,065
   Class I                           4               --               --
                         -----------------------------------------------
                            57,157,261       73,631,547       96,854,691

 Cost of shares redeemed:
   Class A                 (49,094,585)     (57,123,036)     (82,365,310)
   Class B                (138,738,732)    (104,608,118)    (195,502,933)
   Class C                  (1,053,024)        (831,519)      (2,821,262)
                         -----------------------------------------------
                          (188,886,341)    (162,562,673)    (280,689,505)
    Decrease in net
     assets derived
     from capital share
     transactions         (131,729,080)     (88,931,126)    (183,834,814)
                         -----------------------------------------------
    Net increase
     (decrease) in net
     assets               (102,546,552)      34,507,950     (434,165,787)

                                  2004            2003*             2002
NET ASSETS:
Beginning of period      $ 972,647,455   $  938,139,505   $1,372,305,292
                         -----------------------------------------------
End of period            $ 870,100,903   $  972,647,455   $  938,139,505
                         ===============================================
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income at
 end of period           $     518,433   $      629,497   $      (18,107)
                         ===============================================

* The Fund changed its fiscal year end from December 31 to October 31.

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                         CLASS A
                                            YEAR ENDED      THROUGH     -------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001         2000       1999
Net asset value at beginning of period       $  17.42      $  15.29     $  18.92   $  22.14     $  27.23   $  24.96
                                             --------      --------     --------   --------     --------   --------
Net investment income                            0.17          0.16(c)      0.27       0.34(c)      0.38       0.34
Net realized and unrealized gain (loss) on
  investments                                    0.54          2.12        (3.62)     (2.99)(c)    (1.62)      3.69
                                             --------      --------     --------   --------     --------   --------
Total from investment operations                 0.71          2.28        (3.35)     (2.65)       (1.24)      4.03
                                             --------      --------     --------   --------     --------   --------
Less dividends and distributions:
  From net investment income                    (0.17)        (0.15)       (0.28)     (0.35)       (0.39)     (0.34)
  From net realized gain on investments            --            --           --      (0.22)       (3.46)     (1.42)
                                             --------      --------     --------   --------     --------   --------
Total dividends and distributions               (0.17)        (0.15)       (0.28)     (0.57)       (3.85)     (1.76)
                                             --------      --------     --------   --------     --------   --------
Net asset value at end of period             $  17.96      $  17.42     $  15.29   $  18.92     $  22.14   $  27.23
                                             ========      ========     ========   ========     ========   ========
Total investment return (a)                      4.05%        15.02%(b)   (17.75%)   (11.92%)      (4.48%)    16.46%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.94%         1.21%+       1.57%      1.74%(c)     1.42%      1.32%
    Net expenses                                 1.30%         1.33%+       1.30%      1.18%        1.13%      1.13%
    Expenses (before waiver)                     1.30%         1.33%+       1.31%      1.21%        1.15%      1.16%
Portfolio turnover rate                           103%           67%          96%       120%         123%       125%
Net assets at end of period (in 000's)       $115,877      $138,787     $140,298   $221,022     $231,649   $203,924

                                                          JANUARY 1,
                                                             2003                         CLASS C
                                            YEAR ENDED      THROUGH     -------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001         2000       1999
Net asset value at beginning of period        $17.45        $15.32      $ 18.95    $ 22.17       $27.23     $24.96
                                              ------        ------      -------    -------       ------     ------
Net investment income                           0.04          0.06(c)      0.14       0.20(d)      0.18       0.15
Net realized and unrealized gain (loss) on
  investments                                   0.53          2.13        (3.61)     (3.00)(d)    (1.60)      3.69
                                              ------        ------      -------    -------       ------     ------
Total from investment operations                0.57          2.19        (3.47)     (2.80)       (1.42)      3.84
                                              ------        ------      -------    -------       ------     ------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.06)       (0.16)     (0.20)       (0.18)     (0.15)
  From net realized gain on investments           --            --           --      (0.22)       (3.46)     (1.42)
                                              ------        ------      -------    -------       ------     ------
Total dividends and distributions              (0.04)        (0.06)       (0.16)     (0.42)       (3.64)     (1.57)
                                              ------        ------      -------    -------       ------     ------
Net asset value at end of period              $17.98        $17.45      $ 15.32    $ 18.95       $22.17     $27.23
                                              ======        ======      =======    =======       ======     ======
Total investment return (a)                     3.27%        14.33%(b)   (18.37%)   (12.61%)      (5.10%)    15.60%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       0.19%         0.46%+       0.82%      0.99%(d)     0.67%      0.57%
    Net expenses                                2.05%         2.08%+       2.05%      1.93%        1.88%      1.88%
    Expenses (before waiver)                    2.05%         2.08%+       2.06%      1.96%        1.90%      1.91%
Portfolio turnover rate                          103%           67%          96%       120%         123%       125%
Net assets at end of period (in 000's)        $4,532        $4,845      $ 4,501    $ 7,528       $9,671     $5,579

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   Class I shares were first offered on January 2, 2004.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return in not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
Decrease net investment income                                 (0.02)    (0.02)    (0.02)
Increase net realized and unrealized gains and losses           0.02      0.02      0.02
Decrease ratio of net investment income                        (0.10%)   (0.10%)   (0.10%)

 26   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   JANUARY 1,
                      2003
     YEAR ENDED      THROUGH
     OCTOBER 31,   OCTOBER 31,
        2004          2003*
      $  17.45      $  15.32
      --------      --------
          0.04          0.06(c)
          0.53          2.13
      --------      --------
          0.57          2.19
      --------      --------
         (0.04)        (0.06)
            --            --
      --------      --------
         (0.04)        (0.06)
      --------      --------
      $  17.98      $  17.45
      ========      ========
          3.27%        14.33%(b)
          0.19%         0.46%+
          2.05%         2.08%+
          2.05%         2.08%+
           103%           67%
      $749,689      $829,016


                          CLASS B
     -------------------------------------------------
                  YEAR ENDED DECEMBER 31,
       2002        2001           2000         1999
     $  18.95   $    22.17     $    27.23   $    24.96
     --------   ----------     ----------   ----------
         0.14         0.20(d)        0.18         0.15
        (3.61)       (3.00)(d)      (1.60)        3.69
     --------   ----------     ----------   ----------
        (3.47)       (2.80)         (1.42)        3.84
     --------   ----------     ----------   ----------
        (0.16)       (0.20)         (0.18)       (0.15)
           --        (0.22)         (3.46)       (1.42)
     --------   ----------     ----------   ----------
        (0.16)       (0.42)         (3.64)       (1.57)
     --------   ----------     ----------   ----------
     $  15.32   $    18.95     $    22.17   $    27.23
     ========   ==========     ==========   ==========
       (18.37%)     (12.61%)        (5.10%)      15.60%
         0.82%        0.99%(c)       0.67%        0.57%
         2.05%        1.93%          1.88%        1.88%
         2.06%        1.96%          1.90%        1.91%
           96%         120%           123%         125%
     $793,340   $1,143,755     $1,457,366   $1,678,696

       CLASS I
     ------------
      JANUARY 2,
        2004**
       THROUGH
     OCTOBER 31,
         2004
        $17.98
        ------
          0.15
         (0.03)
        ------
          0.12
        ------
         (0.18)
            --
        ------
         (0.18)
        ------
        $17.92
        ======
          0.68%(b)
          1.40%+
          0.84%+
          0.84%+
           103%
        $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and

 28   MainStay Total Return Fund
any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET REALIZED
    NET INVESTMENT INCOME       GAIN ON INVESTMENTS
          $107,269                   $(107,269)

The reclassifications for the Fund are primarily due to foreign currency gain, premium amortization adjustments and paydown gain (loss).

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of

                                                    www.mainstayfunds.com     29
all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets on assets up to $500 million and 0.60% annually on assets in excess of $500 million. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.19%, 1.94% and 1.94% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I. For the year ended October 31, 2004, the Manager earned from the Fund $5,802,586.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $33,824 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,776, $330,990 and $1,101, respectively, for the year ended October 31, 2004.


(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $3,220,030.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Total Return Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $27,471 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $120,043 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodial fees are charged to the Funds based on the market value of securities in the

 30   MainStay Total Return Fund

Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2004:

                                                             PRINCIPAL
                                        DATE(S) OF             AMOUNT/                              10/31/04          PERCENT OF
SECURITY                               ACQUISITION              SHARES                COST             VALUE          NET ASSETS
Goodyear Tire & Rubber Co.
  2nd Lien Note
  11.00%, due 3/1/11                       6/24/04            $360,000         $   395,293        $403,200                   0.1%
--------------------------------------------------------------------------------------------------------------------------------

NOTE 6 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

         UNREALIZED            TOTAL ACCUMULATED
        APPRECIATION                 GAIN

         $41,323,470               $57,569,368

     UNDISTRIBUTED      ACCUMULATED CAPITAL
  NET ORDINARY INCOME     AND OTHER GAINS

       $520,045              $15,725,853

The difference between the book-basis and tax-basis unrealized appreciation is due to premium amortization adjustments and wash sale deferrals.

The Fund utilized $30,836,200 of capital loss carryforwards for the year ended October 31, 2004.
The tax character of distributions paid for the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, were as follows:

                                  2004        2003         2002
Distributions paid from:
 Ordinary Income            $2,948,226  $4,279,752  $11,509,570

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of U.S. Government securities, other than short-term securities, were $344,563 and $362,832, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $596,936 and $722,434, respectively.

NOTE 8 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $31,746,526. The Fund received $32,915,648 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                               YEAR ENDED
                            OCTOBER 31, 2004
                       CLASS A   CLASS B   CLASS C   CLASS I*

Shares sold             1,159     1,838       33        --(a)
-------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            60        97        1        --(a)
-------------------------------------------------------------
                        1,219     1,935       34        --(a)
Shares redeemed        (2,732)   (7,740)     (60)          --
-------------------------------------------------------------
Net increase
  (decrease)           (1,513)   (5,805)     (26)       --(a)
-------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                                     JANUARY 1 THROUGH
                                    OCTOBER 31, 2003**
                                CLASS A   CLASS B   CLASS C
Shares sold                      2,173     2,089       33
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     81       178        1
-----------------------------------------------------------
                                 2,254     2,267       34
Shares redeemed                 (3,466)   (6,552)     (50)
-----------------------------------------------------------
Net decrease                    (1,212)   (4,285)     (16)
-----------------------------------------------------------

                                         YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A    CLASS B   CLASS C
Shares sold                      2,346       2,672      64
------------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                    171         511       3
------------------------------------------------------------
                                 2,517       3,183      67
Shares redeemed                 (5,021)    (11,742)   (170)
------------------------------------------------------------
Net decrease                    (2,504)     (8,559)   (103)
------------------------------------------------------------

(a) Less than one thousand.
*  First offered on January 2, 2004.
** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 12 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31,2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through, the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 32   MainStay Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 34   MainStay Total Return Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     35

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 36   MainStay Total Return Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

 38   MainStay Total Return Fund

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06293         RECYCLE LOGO                                   MSTR11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT
Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                              11
----------------------------------------------------

Notes to Financial Statements                     16

Report of Independent Registered Public
Accounting Firm                                   21
----------------------------------------------------

Trustees and Officers                             22
----------------------------------------------------

Proxy Voting Policies and Procedures              24
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        24
----------------------------------------------------

Federal Income Tax Information                    25
----------------------------------------------------

MainStay Funds                                    26

 2   MainStay Value Fund

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.23%  1.43%   6.99%
Excluding sales charges  11.36   2.59    7.60

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                    9450                              10000
                                                                           10964                              12471
                                                                           13359                              15431
                                                                           16395                              20552
                                                                           16265                              23599
                                                                           17304                              27500
                                                                           19220                              29017
                                                                           17896                              25575
                                                                           14619                              23012
                                                                           17656                              28276
10/31/04                                                                   19661                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.56%  1.45%   6.86%
Excluding sales charges  10.56   1.83    6.86

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                   10000                              10000
                                                                           11530                              12471
                                                                           13971                              15431
                                                                           17070                              20552
                                                                           16808                              23599
                                                                           17737                              27500
                                                                           19560                              29017
                                                                           18068                              25575
                                                                           14649                              23012
                                                                           17563                              28276
10/31/04                                                                   19417                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.56%  1.83%   6.86%
Excluding sales charges  10.56   1.83    6.86

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                   10000                              10000
                                                                           11530                              12471
                                                                           13971                              15431
                                                                           17070                              20552
                                                                           16808                              23599
                                                                           17737                              27500
                                                                           19560                              29017
                                                                           18068                              25575
                                                                           14649                              23012
                                                                           17563                              28276
10/31/04                                                                   19417                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (Class C, first offered 9/1/98), and 12/31/03 (Class I,
R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.74%  2.83%   7.92%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                   10000                              10000
                                                                           11643                              12471
                                                                           14252                              15431
                                                                           17580                              20552
                                                                           17484                              23599
                                                                           18629                              27500
                                                                           20740                              29017
                                                                           19339                              25575
                                                                           15832                              23012
                                                                           19171                              28276
10/31/04                                                                   21423                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

 CLASS R1 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.66%  2.75%   7.82%

(LINE GRAPH FOR CLASS R1 SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                   10000                              10000
                                                                           11638                              12471
                                                                           14226                              15431
                                                                           17540                              20552
                                                                           17418                              23599
                                                                           18537                              27500
                                                                           20629                              29017
                                                                           19219                              25575
                                                                           15719                              23012
                                                                           19012                              28276
10/31/04                                                                   21229                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

 CLASS R2 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.37%  2.49%   7.55%

(LINE GRAPH FOR CLASS R2 SHARES IN $)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/94                                                                   10000                              10000
                                                                           11601                              12471
                                                                           14149                              15431
                                                                           17399                              20552
                                                                           17240                              23599
                                                                           18312                              27500
                                                                           20320                              29017
                                                                           18885                              25575
                                                                           15414                              23012
                                                                           18593                              28276
10/31/04                                                                   20706                              32646

  --   MainStay Value Fund  --   Russell 1000 Value Index

                                            ONE    FIVE     TEN
BENCHMARK PERFORMANCE                      YEAR    YEARS   YEARS

Russell 1000(R) Value Index(1)             15.45%  3.49%   12.56%
Average Lipper large-cap value fund(2)     11.58   2.01    10.15

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/01/04       10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,026.50       $ 6.62      $1,018.50       $ 6.60
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,022.75       $10.42      $1,014.75       $10.38
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                   $1,000.00     $1,022.75       $10.42      $1,014.75       $10.38
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   $1,000.00     $1,026.90       $ 4.89      $1,020.20       $ 4.87
------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                                  $1,000.00     $1,027.50       $ 5.40      $1,019.70       $ 5.38
------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                                  $1,000.00     $1,025.85       $ 6.67      $1,018.45       $ 6.65
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

Common Stocks                                                      89.4%
Short-Term Investments (Collateral from securities lending
  is 11.2%)                                                        13.6
Convertible Preferred Stocks                                        2.5
Liabilities in Excess of Cash and Other Assets                     -5.5%

See Portfolio of Investments on page 8 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Verizon Communications, Inc.
 4.  JPMorgan Chase & Co.
 5.  ExxonMobil Corp.
 6.  CVS Corp.
 7.  International Business Machines Corp.
 8.  Transocean, Inc.
 9.  Computer Sciences Corp.
10.  Sprint Corp.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

An improving economy and strong growth in corporate profits drove stock prices higher during the 12-month period. Despite three Federal Open Market Committee increases in the targeted federal funds rate, the interest-rate and inflation outlook remained relatively benign through most of the reporting period. In the spring and summer of 2004, the equity markets' upward trend reversed and then paused when investors became concerned about higher energy prices and the unsteady pace of job growth. The ongoing risks associated with election-year politics and geopolitical uncertainty also remained unsettling factors. Even so, equities finished the 12-month period on a strong note, as the national elections approached, energy prices eased somewhat, and investors appeared to take a more positive view of stock valuations.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity securities and is not managed primarily to produce current income. In implementing this strategy, the Fund normally invests in common stocks that we believe to be "undervalued," or selling below their value, when purchased. The stocks in which the Fund invests typically pay dividends, but the Fund may invest in non-dividend-paying stocks if they meet the "undervalued" criterion. Normally, the Fund invests in stocks that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest coverage ratios, the company's book value, the estimated value of the company's assets, the company's growth rates, and its future earnings. We may sell stocks if we no longer believe they will contribute to meeting the investment objective of the Fund.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD?

Information technology and energy were the Fund's top-performing sectors relative to the Russell 1000(R) Value Index.(1) These positive contributions, however, were offset by mediocre individual stock performance in the financials and health care sectors.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

CVS rose 24% during the reporting period,(2) as sales trends in the company's pharmacy business continued on a solid course and the company's purchase of Eckerd stores in Texas and Florida met with investor approval.

Rising oil and gas prices helped the shares of many of the Fund's energy sector holdings, including integrated producers ConocoPhillips (+51%), Chevron-
Texaco (+48%), and ExxonMobil (+38%). We reduced the Fund's positions in each of these stocks by the end of the reporting period, as they approached our price targets. Throughout the period, we also tilted the Fund's energy exposure away from producers, which were generating high levels of free cash flow, and toward oil services and exploration companies that we believed were likely to benefit from increased spending. These holdings also performed well during the reporting period, led by Transocean (+84%) and Kerr-McGee (+48%).

Holdings in the information technology and telecommunications services sectors also contributed positively to performance. Information technology services company Computer Sciences (+25%) benefited from strengthening trends in bookings and increased cash-flow generation. Motorola (+29%) benefited as profitability markedly improved in its mobile handset unit and its other business segments. We reduced the Fund's positions in these stocks when they each neared our price targets during the reporting period. Wireless and wireline telecommunication services company Sprint was another strong performer, gaining 23% from the Fund's initial purchase in June 2004 through the end of the reporting period.

HOW DID THE FUND'S FINANCIAL STOCKS FARE DURING THE REPORTING PERIOD?

The shares of most insurance companies were hurt during the reporting period by an investigation led by the New York attorney general into insurance brokerage practices. Among the hardest-hit companies was Marsh & McLennan, a specific target of the New York's attorney general. From the time we

1. See footnote on page 4 for more information on the Russell 1000(R) Value
   Index.
2. Performance percentages reflect the price performance of the securities mentioned for the 12 months ended October 12, 2004, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

 6   MainStay Value Fund
purchased the stock in January 2004 through the end of the reporting period, the share price was down 42%. We sold a portion of the Fund's Marsh & McLennan position at levels well above the period-end closing price. We sold the remainder of the position near the price at which the stock closed on October 29, 2004. Insurance provider AIG also felt the impact of the attorney general's investigation, although AIG's shares were up 4% from the time we initiated a position in December 2003 through the end of the Fund's fiscal year. We reduced the Fund's position in AIG near the end of the reporting period. Despite industry volatility, several of the Fund's other insurance-related holdings posted strong 12-month results. The price of Allstate shares rose 25%, and the price of Prudential Financial shares advanced 22%.

The industrials sector generally improved with the economy. Burlington Northern Santa Fe (+47%), Boeing (+32%), and Cooper Industries (+24%) were among the Fund's stronger holdings. As these stocks approached our price targets, we reduced all three positions.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Several pharmaceutical holdings were weak, including Merck (-27%) which fell when its popular drug Vioxx was recalled. We reduced the Fund's position in Merck at levels above the period-end closing price, but we continued to hold a position in this stock, as we believed the shares to be near the bottom of their historical valuation range. Shares of pharmaceutical competitor Pfizer (-7%) fell from our August 2004 purchase price through the end of the period, and we reduced the Fund's position in this stock as well.

Navistar (-15%), a truck manufacturer, was an exception to the positive trend in the industrials sector. After posting strong gains in 2003, Navistar saw its share price decline throughout much of the reporting period. Fortunately, we reduced the Fund's position at levels above the end-of-period closing price.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2004, the Fund had overweighted positions relative to the Russell 1000(R) Value Index in consumer staples, energy, health care, industrials, materials, and information technology. As of the same date, the Fund was underweighted relative to the Index in consumer discretionary, financials, and utilities.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We intend to continue to emphasize stocks with better-than-market visibility for earnings and cash-flow generation, as well as stocks with well-below-market valuations. At the end of the period, we were finding many stocks with these characteristics in the energy, consumer staples, and information technology sectors, but were finding few similar opportunities in the utilities and consumer discretionary sectors.

We expect energy prices to remain at relatively high levels, which may spur increased exploration and production activity and benefit oil-drilling companies. We have also added to the Fund's holdings in the information technology and consumer staples sectors, as cash-flow generation prospects have improved for many of these companies. Many health care stocks have struggled in 2004 because of political and company-specific concerns. Since we see an emerging theme in this sector, we may add to the Fund's health care holdings as opportunities arise.

We intend to remain underweighted in areas of the market that depend on consumer spending, based on questions about where incremental increases might be generated. We have focused our concerns on the consumer discretionary sector and some financial institutions. Despite a strong showing in 2004, utilities appear to offer little value going forward, and we intend to maintain the Fund's underweighted position in this sector. We remain confident in our disciplined classic value strategy and will continue to seek opportunities among undervalued stocks with improving fundamental characteristics.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (89.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.5%)
Boeing Co. (The)                                          100,100   $  4,994,990
Northrop Grumman Corp.                                    234,200     12,119,850
Raytheon Co.                                              196,600      7,171,968
                                                                    ------------
                                                                      24,286,808
                                                                    ------------
BUILDING PRODUCTS (0.7%)
American Standard Cos., Inc. (a)                          139,000      5,083,230
                                                                    ------------

CAPITAL MARKETS (5.1%)
Goldman Sachs
  Group, Inc. (The)                                       111,100     10,930,018
iShares Russell 1000
  Value Index (f)                                         108,100      6,653,555
Merrill Lynch & Co., Inc.                                 204,900     11,052,306
State Street Corp. (c)                                    142,600      6,424,130
                                                                    ------------
                                                                      35,060,009
                                                                    ------------
COMMERCIAL BANKS (9.2%)
VBank of America Corp.                                    482,126     21,594,424
PNC Financial Services
  Group, Inc. (The)                                       157,100      8,216,330
U.S. Bancorp                                              381,900     10,926,159
Wachovia Corp.                                            282,500     13,901,825
Wells Fargo & Co.                                         151,200      9,029,664
                                                                    ------------
                                                                      63,668,402
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.9%)
Motorola, Inc.                                            495,600      8,554,056
Nokia Corp. ADR (d)                                       747,600     11,527,992
                                                                    ------------
                                                                      20,082,048
                                                                    ------------
COMPUTERS & PERIPHERALS (3.3%)
Hewlett-Packard Co.                                       384,800      7,180,368
VInternational Business
  Machines Corp.                                          172,000     15,437,000
                                                                    ------------
                                                                      22,617,368
                                                                    ------------
CONTAINERS & PACKAGING (1.4%)
Smurfit-Stone Container Corp. (a)(c)                      564,200      9,794,512
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (6.1%)
VCitigroup, Inc.                                          571,066     25,338,198
VJPMorgan Chase & Co.                                     433,792     16,744,371
                                                                    ------------
                                                                      42,082,569
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (8.6%)
ALLTEL Corp.                                              145,200      7,975,836
BellSouth Corp.                                           348,300      9,289,161


                                                           SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
SBC Communications, Inc.                                  410,700   $ 10,374,282
VSprint Corp.                                             685,300     14,357,035
VVerizon Communications, Inc.                             443,800     17,352,580
                                                                    ------------
                                                                      59,348,894
                                                                    ------------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class A                            56,000      3,578,400
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (6.0%)
ENSCO International, Inc.                                 163,600      4,997,980
Pride International, Inc. (a)                             407,200      7,525,056
Rowan Cos., Inc. (a)                                      553,600     14,133,408
VTransocean, Inc. (a)                                     428,500     15,104,625
                                                                    ------------
                                                                      41,761,069
                                                                    ------------
FOOD & STAPLES RETAILING (3.7%)
VCVS Corp. (c)                                            380,300     16,527,838
Kroger Co. (The) (a)                                      598,000      9,035,780
                                                                    ------------
                                                                      25,563,618
                                                                    ------------
FOOD PRODUCTS (5.1%)
Cadbury Schweppes PLC ADR (d)                             349,600     11,711,600
General Mills, Inc.                                       310,500     13,739,625
Kraft Foods, Inc. Class A (c)                             283,900      9,456,709
                                                                    ------------
                                                                      34,907,934
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
HCA, Inc.                                                 193,300      7,099,909
                                                                    ------------

HOUSEHOLD PRODUCTS (1.8%)
Kimberly-Clark Corp.                                      212,600     12,685,842
                                                                    ------------

INSURANCE (7.1%)
Allstate Corp. (The)                                      206,500      9,930,585
American International
  Group, Inc.                                              96,100      5,834,231
Hartford Financial Services Group, Inc. (The)             171,400     10,023,472
Prudential Financial, Inc. (c)                            289,400     13,448,418
St. Paul Travelers
  Cos., Inc. (The)                                        287,511      9,763,874
                                                                    ------------
                                                                      49,000,580
                                                                    ------------
IT SERVICES (2.1%)
VComputer Sciences Corp. (a)                              294,600     14,632,782
                                                                    ------------

MACHINERY (1.6%)
Navistar International Corp. (a)                          329,700     11,391,135
                                                                    ------------

 8   MainStay Value Fund   The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (1.7%)
Alcoa, Inc.                                               362,156   $ 11,770,070
                                                                    ------------
OIL & GAS (7.7%)
ChevronTexaco Corp.                                       261,604     13,880,708
ConocoPhillips                                            163,200     13,759,392
VExxonMobil Corp.                                         336,600     16,567,452
Kerr-McGee Corp.                                          153,800      9,108,036
                                                                    ------------
                                                                      53,315,588
                                                                    ------------
PAPER & FOREST PRODUCTS (2.2%)
Bowater, Inc. (c)                                         175,500      6,465,420
International Paper Co. (c)                               228,800      8,811,088
                                                                    ------------
                                                                      15,276,508
                                                                    ------------
PHARMACEUTICALS (3.4%)
Bristol-Myers Squibb Co.                                  459,600     10,768,428
Merck & Co., Inc.                                         174,100      5,451,071
Pfizer, Inc.                                              243,100      7,037,745
                                                                    ------------
                                                                      23,257,244
                                                                    ------------
ROAD & RAIL (0.8%)
Burlington Northern
  Santa Fe Corp.                                          133,800      5,594,178
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Advanced Micro Devices, Inc. (a)(c)                       278,100      4,677,642
                                                                    ------------
SOFTWARE (0.1%)
BMC Software, Inc. (a)                                     45,600        862,752
                                                                    ------------
SPECIALTY RETAIL (2.0%)
Gap, Inc. (The)                                           675,100     13,488,498
                                                                    ------------

THRIFTS & MORTGAGE FINANCE (1.1%)
Washington Mutual, Inc.                                   198,450      7,682,000
                                                                    ------------
Total Common Stocks
  (Cost $547,963,707)                                                618,569,589
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS (2.5%)
--------------------------------------------------------------------------------
OIL & GAS (1.5%)
Goldman Sachs
  Group, Inc. (The)
  2.50% Series BSKT (e)                                   100,000     10,120,800
                                                                    ------------


                                                           SHARES          VALUE
SOFTWARE (1.0%)
Goldman Sachs
  Group, Inc. (The)
  2.00% Series BMC (e)                                    360,640   $  6,800,949
                                                                    ------------
Total Convertible
  Preferred Stocks
  (Cost $16,065,965)                                                  16,921,749
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (13.6%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (10.4%)
AIG Funding, Inc.
  1.78%, due 11/2/2004                              $  15,000,000     14,999,258
American Express Credit Corp.
  1.80%, due 11/18/2004                                 8,000,000      7,993,198
Chevron Texaco Funding Corp.
  1.75%, due 11/8/2004                                  8,000,000      7,997,277
Harvard University
  1.73%,due 11/19/2004                                  7,000,000      6,993,941
International Business
  Machines Corp.
  1.70%, due 11/1/2004                                  2,525,000      2,525,000
Lilly (Eli) & Co.
  1.72%, due 11/3/2004                                  9,420,000      9,419,099
Starbird Funding Corp.
  2.09%, due 3/14/05 (g)                                7,500,000      7,443,752
UBS Finance (Delaware) LLC
  1.89%, due 11/1/2004                                 15,000,000     15,000,000
                                                                    ------------
Total Commercial Paper
  (Cost $72,371,525)                                                  72,371,525
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group (g)                       1,131,334      1,131,334
                                                                    ------------
Total Investment Company (Cost $1,131,334)                             1,131,334
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (0.2%)
Banc of America Securities LLC 1.9549%, due
  11/1/04 (g)                                       $   1,428,000      1,428,000
                                                                    ------------
Total Master Note
  (Cost $1,428,000)                                                    1,428,000
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.8%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $1,267,203 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,270,544 and a Market
  Value of $1,292,386)                              $   1,267,000   $  1,267,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $7,161,149 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $14,266,127 and a Market
  Value of $7,348,915)                                  7,160,000      7,160,000
Merrill Lynch & Co., Inc.
  1.9549%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity $10,834,765 (g)
  (Collateralized by Various Bonds with a
  Principal Amount of $10,712,809 and a Market
  Value of $11,375,025)                                10,833,000     10,833,000
                                                                    ------------
Total Repurchase Agreements (Cost $19,260,000)                        19,260,000
                                                                    ------------
Total Short-Term Investments (Cost $94,190,859)                       94,190,859
                                                                    ------------
Total Investments (Cost $658,220,531) (h)                   105.5%   729,682,197(i)
Liabilities in Excess of
  Cash & Other Assets                                        (5.5)   (37,749,527)
                                                    -------------   ------------
Net Assets                                                  100.0%  $691,932,670
                                                    =============   ============

(a)  Non-income producing security.
(b)  Less than one-tenth of a percent.
(c) Represents security, or a portion thereof, which is out on loan.
(d)  ADR-American Depositary Receipt.
(e) Synthetic Convertible -- an equity linked security issued by an entity other than the issuer of the underlying equity instrument.
(f) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(g) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h) The cost for federal income tax purposes is $660,570,044.
(i)  At October 31, 2004 net unrealized appreciation was
     $69,112,153, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,520,900 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,408,747.

 10   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $658,220,531) including
  $26,404,559 market value of securities
  loaned                                        $729,682,197
Cash                                                     922
Deposits with brokers for securities loaned            4,036
Receivables:
  Investment securities sold                       7,970,015
  Dividends and interest                           1,348,588
  Fund shares sold                                   120,139
Other assets                                          26,171
                                                ------------
    Total assets                                 739,152,068
                                                ------------
LIABILITIES:
Securities lending collateral                     29,267,122
Payables:
  Investment securities purchased                 15,977,104
  Fund shares redeemed                               590,259
  NYLIFE Distributors                                511,005
  Manager                                            378,324
  Transfer agent                                     377,447
  Custodian                                           13,096
  Trustees                                             9,495
Accrued expenses                                      95,546
                                                ------------
    Total liabilities                             47,219,398
                                                ------------
Net assets                                      $691,932,670
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     64,628
  Class B                                            308,521
  Class C                                              2,418
  Class I                                                  1
  Class R1                                                 1
  Class R2                                             2,642
Additional paid-in capital                       659,858,096
Accumulated undistributed net investment
  income                                             737,736
Accumulated net realized loss on investments
  and written option transactions                (40,503,039)
Net unrealized appreciation on investments        71,461,666
                                                ------------
Net assets                                      $691,932,670
                                                ============
CLASS A
Net assets applicable to outstanding shares     $118,818,268
                                                ============
Shares of beneficial interest outstanding          6,462,783
                                                ============
Net asset value per share outstanding           $      18.39
Maximum sales charge (5.50% of offering price)          1.07
                                                ------------
Maximum offering price per share outstanding    $      19.46
                                                ============
CLASS B
Net assets applicable to outstanding shares     $563,837,704
                                                ============
Shares of beneficial interest outstanding         30,852,110
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.28
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  4,418,375
                                                ============
Shares of beneficial interest outstanding            241,763
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.28
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,032
                                                ============
Shares of beneficial interest outstanding                 56
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.43
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $      1,031
                                                ============
Shares of beneficial interest outstanding                 56
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.42
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $  4,856,260
                                                ============
Shares of beneficial interest outstanding            264,201
                                                ============
Net asset value and offering price per share
  outstanding                                   $      18.38
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $13,947,026
  Interest                                           496,893
  Income from securities loaned -- net               151,377
                                                 -----------
    Total income                                  14,595,296
                                                 -----------
EXPENSES:
  Manager                                          4,420,269
  Distribution -- Class B                          4,364,744
  Distribution -- Class C                             29,255
  Transfer agent -- Classes A, B and C             2,389,349
  Transfer agent -- Classes I, R1 and R2               2,762
  Service -- Class A                                 297,674
  Service -- Class B                               1,454,915
  Service -- Class C                                   9,751
  Service -- Class R2                                  2,790
  Shareholder communication                          162,966
  Professional                                        97,455
  Recordkeeping                                       97,270
  Custodian                                           76,344
  Registration                                        50,494
  Trustees                                            50,195
  Miscellaneous                                       38,592
                                                 -----------
    Total expenses                                13,544,825
                                                 -----------
Net investment income                              1,050,471
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain from:
  Security transactions                           47,879,070
  Written option transactions                        197,294
                                                 -----------
Net realized gain on investments and written
  option transactions                             48,076,364
                                                 -----------
Net change in unrealized appreciation on
  investments                                     22,189,601
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 70,265,965
                                                 -----------
Net increase in net assets resulting from
  operations                                     $71,316,436
                                                 ===========

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                  2004          2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income    $  1,050,471   $  1,589,008   $   1,391,003
 Net realized gain
  (loss) on investments
  and written option
  transactions              48,076,364    (12,489,841)    (69,510,057)
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments and
  written option
  transactions              22,189,601    111,856,028    (126,335,292)
                          -------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations                71,316,436    100,955,195    (194,454,346)
                          -------------------------------------------

Dividends and distribution to
 shareholders:

 From net investment income:
   Class A                    (330,510)      (715,302)       (829,279)
   Class B                    (553,974)      (615,014)       (295,185)
   Class C                      (3,274)        (3,236)         (1,246)
 From net realized gain on
  investments:
   Class A                          --             --      (1,242,187)
   Class B                          --             --      (6,335,113)
   Class C                          --             --         (28,151)
                          -------------------------------------------
 Total dividends and
  distributions to
  shareholders                (887,758)    (1,333,552)     (8,731,161)
                          -------------------------------------------

                                  2004          2003*            2002

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                $ 23,291,573   $ 32,974,027   $ 105,753,757
   Class B                  29,566,755     26,713,170      45,457,546
   Class C                   1,700,177      2,004,101       2,710,624
   Class I                       1,000             --              --
   Class R1                      1,000             --              --
   Class R2                  6,632,744             --              --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                     320,495        699,669       2,019,522
   Class B                     536,956        594,905       6,434,917
   Class C                       2,413          2,445          21,560
                          -------------------------------------------
                            62,053,113     62,988,317     162,397,926

 Cost of shares redeemed:
   Class A                 (30,043,320)   (39,146,443)   (115,637,418)
   Class B                 (84,570,388)   (66,610,376)   (117,411,603)
   Class C                    (722,335)    (1,658,503)     (1,412,165)
   Class I                          --             --              --
   Class R1                         --             --              --
   Class R2                 (1,792,733)            --              --
                          -------------------------------------------
                          (117,128,776)  (107,415,322)   (234,461,186)
    Decrease in net
     assets derived from
     capital share
     transactions          (55,075,663)   (44,427,005)    (72,063,260)
                          -------------------------------------------
    Net increase
     (decrease) in net
     assets                 15,353,015     55,194,638    (275,248,767)

NET ASSETS:
Beginning of period        676,579,655    621,385,017     896,633,784
                          -------------------------------------------
End of period             $691,932,670   $676,579,655   $ 621,385,017
                          ===========================================
Accumulated
 undistributed net
 investment income at
 end of period            $    737,736   $    575,023   $     319,567
                          ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period       $  16.56      $  14.13     $  18.52   $  19.12   $  18.18   $  17.16
                                             --------      --------     --------   --------   --------   --------
Net investment income (loss)                     0.14(a)       0.11         0.12       0.19       0.15       0.12
Net realized and unrealized gain (loss) on
  investments                                    1.74          2.42        (4.23)     (0.52)      1.96       1.29
                                             --------      --------     --------   --------   --------   --------
Total from investment operations                 1.88          2.53        (4.11)     (0.33)      2.11       1.41
                                             --------      --------     --------   --------   --------   --------
Less dividends and distributions:
  From net investment income                    (0.05)        (0.10)       (0.11)     (0.19)     (0.15)     (0.00)(c)
  From net realized gain on investments            --            --        (0.17)     (0.08)     (0.91)     (0.32)
  Return of capital                                --            --           --         --      (0.11)     (0.07)
                                             --------      --------     --------   --------   --------   --------
Total dividends and distributions               (0.05)        (0.10)       (0.28)     (0.27)     (1.17)     (0.39)
                                             --------      --------     --------   --------   --------   --------
Net asset value at end of period             $  18.39      $  16.56     $  14.13   $  18.52   $  19.12   $  18.18
                                             ========      ========     ========   ========   ========   ========
Total investment return (b)                     11.36%        18.02%(d)   (22.16%)    (1.74%)    11.89%      8.33%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.77%         0.93%+       0.82%      0.99%      0.73%      0.70%
    Expenses                                     1.30%         1.38%+       1.30%      1.20%      1.20%      1.13%
Portfolio turnover rate                            53%           47%          66%        88%        92%        61%
Net assets at end of period (in 000's)       $118,818      $112,745     $101,999   $141,703   $113,111   $117,036

                                                            JANUARY 1,
                                                               2003                        CLASS C
                                            YEAR ENDED        THROUGH     -----------------------------------------
                                            OCTOBER 31,     OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004            2003*        2002       2001       2000       1999
Net asset value at beginning of period        $16.55          $14.13       $18.53     $19.12     $18.09     $17.15
                                              ------          ------       ------     ------     ------     ------
Net investment income (loss)                    0.00(a)(c)      0.02         0.01       0.04       0.01      (0.01)
Net realized and unrealized gain (loss) on
  investments                                   1.75            2.42        (4.23)     (0.51)      1.95       1.28
                                              ------          ------       ------     ------     ------     ------
Total from investment operations                1.75            2.44        (4.22)     (0.47)      1.96       1.27
                                              ------          ------       ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.02)          (0.02)       (0.01)     (0.04)     (0.01)     (0.00)(c)
  From net realized gain on investments           --              --        (0.17)     (0.08)     (0.91)     (0.32)
  Return of capital                               --              --           --         --      (0.01)     (0.01)
                                              ------          ------       ------     ------     ------     ------
Total dividends and distributions              (0.02)          (0.02)       (0.18)     (0.12)     (0.93)     (0.33)
                                              ------          ------       ------     ------     ------     ------
Net asset value at end of period              $18.28          $16.55       $14.13     $18.53     $19.12     $18.09
                                              ======          ======       ======     ======     ======     ======
Total investment return (b)                    10.56%          17.26%(d)   (22.76%)    (2.45%)    11.05%      7.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.02%           0.18%+       0.07%      0.24%     (0.02%)    (0.05%)
    Expenses                                    2.05%           2.13%+       2.05%      1.95%      1.95%      1.88%
Portfolio turnover rate                           53%             47%          66%        88%        92%        61%
Net assets at end of period (in 000's)        $4,418          $3,095       $2,336     $1,631     $  774     $  631

     The Fund changed its fiscal year end from December 31 to
*    October 31.
**   First offered on January 2, 2004.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges.
(b)  Classes I, R1 and R2 are not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                JANUARY 1,
                   2003                         CLASS B
YEAR ENDED        THROUGH     -------------------------------------------
OCTOBER 31,     OCTOBER 31,             YEAR ENDED DECEMBER 31,
   2004            2003*        2002       2001       2000        1999
 $  16.55        $  14.13     $  18.53   $  19.12   $  18.09   $    17.15
 --------        --------     --------   --------   --------   ----------
     0.00(a)(c)      0.02         0.01       0.04       0.01        (0.01)
     1.75            2.42        (4.23)     (0.51)      1.95         1.28
 --------        --------     --------   --------   --------   ----------
     1.75            2.44        (4.22)     (0.47)      1.96         1.27
 --------        --------     --------   --------   --------   ----------
    (0.02)          (0.02)       (0.01)     (0.04)     (0.01)       (0.00)(c)
       --              --        (0.17)     (0.08)     (0.91)       (0.32)
       --              --           --         --      (0.01)       (0.01)
 --------        --------     --------   --------   --------   ----------
    (0.02)          (0.02)       (0.18)     (0.12)     (0.93)       (0.33)
 --------        --------     --------   --------   --------   ----------
 $  18.28        $  16.55     $  14.13   $  18.53   $  19.12   $    18.09
 ========        ========     ========   ========   ========   ==========
    10.56%          17.26%(d)   (22.76%)    (2.45%)    11.05%        7.51%
     0.02%           0.18%+       0.07%      0.24%     (0.02%)      (0.05%)
     2.05%           2.13%+       2.05%      1.95%      1.95%        1.88%
       53%             47%          66%        88%        92%          61%
 $563,838        $560,740     $517,050   $753,299   $819,003   $1,012,767

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
      JANUARY 2, 2004** THROUGH
             OCTOBER 31,
                2004
 $17.86        $17.86        $17.86
 ------        ------        ------
   0.09(a)       0.07(a)       0.12(a)
   0.48          0.49          0.40
 ------        ------        ------
   0.57          0.56          0.52
 ------        ------        ------
     --            --            --
     --            --            --
     --            --            --
 ------        ------        ------
     --            --            --
 ------        ------        ------
 $18.43        $18.42        $18.38
 ======        ======        ======
   3.19%(d)      3.14%(d)      2.91%(d)
   1.11%+        1.01%+        0.76%+
   0.96%+        1.06%+        1.31%+
     53%           53%           53%
 $    1        $    1        $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively.

Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last posted settlement price on the market where any such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6.)

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may

 16   MainStay Value Fund
also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.22%, 1.97% and 1.97% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the year ended October 31, 2004, the Manager earned from the Fund $4,420,269.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the

                                                    www.mainstayfunds.com     17

Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $39,067 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11,896, $249,437 and $1,243, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $2,392,111.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $21,193 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $97,270 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

State Street Bank and Trust Company is custodian of cash and securities of the Fund. Custodian fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

ORDINARY   ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 INCOME     AND OTHER LOSSES     APPRECIATION         GAIN

$737,736     $(38,153,526)       $69,112,153       $31,696,363

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $38,153,526 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund

 18   MainStay Value Fund
through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                   $15,725
            2011                    22,428
  ---------------------------------------------
                                   $38,153
  ---------------------------------------------

The tax character of distributions paid the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid from:
  Ordinary Income         $887,758  $1,333,552  $1,125,710
  Long-Term Gains               --          --   7,605,451
----------------------------------------------------------
                          $887,758  $1,333,552  $8,731,161
----------------------------------------------------------

NOTE 6 -- PORTFOLIO SECURITIES LOANED AND WRITTEN OPTIONS:
As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $26,404,559 and received $29,267,122 in cash as collateral for securities on loan. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.


Written option activity for year ended October 31, 2004 was as follows:

                                      NUMBER OF
                                      CONTRACTS    PREMIUM
Options outstanding at October 31,
  2003                                       --        $--
Options -- written                      (3,880)  (467,588)
Options -- buybacks                       2,221    282,702
Options -- exercised                      1,108    108,025
Options -- expired                          551     76,861
----------------------------------------------------------
Options outstanding at October 31,
  2004                                       --        $--
----------------------------------------------------------

NOTE 7 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $348,448 and $420,105, respectively.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,298    1,650       95
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      19       31    --(a)
---------------------------------------------------------
                                  1,317    1,681       95
---------------------------------------------------------
Shares redeemed                 (1,664)  (4,712)     (40)
---------------------------------------------------------
Net increase (decrease)           (347)  (3,031)       55
---------------------------------------------------------

                             JANUARY 2, 2004, THROUGH
                                 OCTOBER 31, 2004
                         CLASS I*    CLASS R1*    CLASS R2*

Shares sold                   --(a)       --(a)         362
-----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               --          --             --
-----------------------------------------------------------
                              --(a)       --(a)         362
-----------------------------------------------------------
Shares redeemed               --          --           (98)
-----------------------------------------------------------
Net increase                  --(a)       --(a)         264
-----------------------------------------------------------

                                   JANUARY 1, THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,226    1,797      139
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      47       39    --(a)
---------------------------------------------------------
                                  2,273    1,836      139
---------------------------------------------------------
Shares redeemed                 (2,683)  (4,545)    (117)
---------------------------------------------------------
Net increase (decrease)           (410)  (2,709)       22
---------------------------------------------------------

                                                    www.mainstayfunds.com     19

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       6,321    2,723      169
---------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                     141      456        1
---------------------------------------------------------
                                  6,462    3,179      170
---------------------------------------------------------
Shares redeemed                 (6,894)  (7,250)     (93)
---------------------------------------------------------
Net increase (decrease)           (432)  (4,071)       77
---------------------------------------------------------

*  First offered on January 2, 2004.
** The Fund changed its fiscal year end from December 31 to October 31.
(a) Less than one-thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 20   MainStay Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

(KPMG LLP SIGNATURE)

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 22   MainStay Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099, the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

 26   MainStay Value Fund

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06352         [RECYCLE LOGO]                                  MSV11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              25
----------------------------------------------------

Notes to Financial Statements                     30
Report of Independent Registered Public
Accounting Firm                                   39
----------------------------------------------------

Trustees and Officers                             40
----------------------------------------------------

Proxy Voting Policies and Procedures              42
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        42
----------------------------------------------------

MainStay Funds                                    43

 2   MainStay Diversified Income Fund

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       3.56%  5.98%     5.59%
Excluding sales charges  8.44   6.96      6.23

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                    9550                       10000                       10000
                                                          10209                       10676                       10747
                                                          10451                       11375                       11750
                                                          10845                       11498                       11813
                                                          10834                       11361                       12675
                                                          11400                       12192                       14520
                                                          11332                       12850                       15375
                                                          14002                       15123                       16129
10/30/04                                                  15183                       16674                       17021

  --   MainStay Diversified Income Fund  --   Three-Index Composite
  - -  Lehman Brothers Aggregate Bond Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       2.68%  5.85%     5.45%
Excluding sales charges  7.68   6.16      5.45

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                          10635                       10676                       10747
                                                          10802                       11375                       11750
                                                          11143                       11498                       11813
                                                          11031                       11361                       12675
                                                          11535                       12192                       14520
                                                          11370                       12850                       15375
                                                          13953                       15123                       16129
10/30/04                                                  15025                       16674                       17021

  --   MainStay Diversified Income Fund  --   Three-Index Composite
  - -  Lehman Brothers Aggregate Bond Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       6.68%  6.16%     5.45%
Excluding sales charges  7.68   6.16      5.45

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                          10635                       10676                       10747
                                                          10802                       11375                       11750
                                                          11143                       11498                       11813
                                                          11031                       11361                       12675
                                                          11535                       12192                       14520
                                                          11370                       12850                       15375
                                                          13953                       15123                       16129
10/30/04                                                  15025                       16674                       17021

  --   MainStay Diversified Income Fund  --   Three-Index Composite
  - -  Lehman Brothers Aggregate Bond Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.82%  7.25%   6.51%

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                 10000.00                    10000.00                    10000.00
                                                        10708.00                    10676.00                    10747.00
                                                        10989.00                    11375.00                    11750.00
                                                        11433.00                    11498.00                    11813.00
                                                        11451.00                    11361.00                    12675.00
                                                        12080.00                    12192.00                    14520.00
                                                        12038.00                    12850.00                    15375.00
                                                        14910.00                    15123.00                    16129.00
10/31/04                                                16225.00                    16674.00                    17021.00

  --   MainStay Diversified Income Fund  --   Three-Index Composite
  - -  Lehman Brothers Aggregate Bond Index

                                         ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                    YEAR    YEARS    INCEPTION

Three-Index Composite(1)                10.25%    7.72%     6.89%
Lehman Brothers(R) Aggregate Bond
  Index(2)                               5.53     7.58      7.18
Average Lipper multi-sector income
  fund(3)                                9.06     7.02      5.97

1. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Three-Index Composite is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or this composite.
2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS(1)                          5/1/04            10/31/04           PERIOD          EXPENSES)           PERIOD
CLASS A SHARES                         $1,000.00         $1,049.85           $ 7.27          $1,017.95           $ 7.15
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                         $1,000.00         $1,046.20           $11.11          $1,014.20           $10.94
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,046.20           $11.11          $1,014.40           $10.94
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000.00         $1,051.10           $ 5.77          $1,019.40           $ 5.69
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

Corporate Bonds                                                    34.4%
Foreign Government Bonds                                           21.5
U.S. Government and Federal Agencies                               20.9
Short-Term Investments                                             13.4
Corporate Bonds -- Foreign                                         10.3
Yankee Bonds                                                        1.4
Convertible Bonds                                                   1.0
Asset-Backed Securities                                             0.9
Mortgage-Backed Securities                                          0.9%
Preferred Stocks                                                    0.7
Common Stocks                                                       0.6
Convertible Preferred Stocks                                        0.2
Loan Assignments and Participations                                 0.2
Municipal Bond                                                      0.1
Warrants                                                            0.1
Liabilities in Excess of Cash and Other Assets                     -6.6

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Deutsche Bundesrepublik 3.75%, due 1/4/09
 2.  FNMA (TBA) 5.50%, due 11/18/19
 3.  U.S. Treasury Note 4.75%, due 5/15/14
 4.  Deutsche Bundesrepublik 5.00%, due 7/4/11
 5.  FHLMC (TBA) 5.50%, due 12/13/34
 6.  U.S. Treasury Note 4.625%, due 5/15/06
 7.  U.S. Treasury Note 6.00%, due 8/15/09
 8.  FNMA 5.50%, due 11/1/33
 9.  Development Bank of Japan 1.60%, due
     6/20/14
10.  FNMA (TBA) 5.50%, due 12/13/34

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and Joseph Portera of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies and may have fixed, variable, floating, or inverse-floating rates of interest. The Fund invests in various bond market sectors (U.S. government--including mortgage-related and asset-backed--securities, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). Allocations across market sectors are based on current and projected economic and market conditions. In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In making allocation and sector decisions, we may rely on fundamental economic cycle analysis. We may also consider credit quality and interest-rate trends. Investments may include bonds of established economies and emerging markets.

HOW DID YOU POSITION THE FUND DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

We tend to take a long-term view of asset allocation and try to avoid shifting in and out of the broader sectors. During the reporting period, we maintained a static weighting of 33% in high-grade securities, 39% in high-yield bonds, and 28% in international debt.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK AND PEERS?

Despite the massive rally in high-yield securities, we elected to maintain only a modestly overweighted position in high-yield bonds, since the benchmark equally weights the three principal sectors in which the Fund invests. During the reporting period, the Fund underperformed its peers for reasons that were difficult to pinpoint in light of the market's many undercurrents. The average peer fund may have held more high-yield debt or may have had broader exposure to foreign currencies or emerging-market dollar debt. Our prudent currency-management strategy gave the Fund at most a 12% exposure to foreign exchange fluctuations. During the reporting period, however, the U.S. dollar weakened, and more than half of the Citigroup(R) Non-U.S. Dollar Bond Index's(1) 12.2% return in U.S. dollars was attributable to currency movements.

HIGH-GRADE DOMESTIC BONDS

WHAT ECONOMIC FACTORS INFLUENCED THE HIGH-GRADE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The Federal Reserve maintained the targeted federal funds rate at an accommodative 1.00% through the first half of the Fund's fiscal year, and from November 2003 through March 2004, economic data was mixed. In April 2004, however, uniformly firm economic releases challenged the assumption that there was little risk of the economy overheating. Many investors began to believe the Federal Reserve's cautionary stance would be relatively short-lived. Consistent with market expectations, the Federal Open Market Committee tightened monetary policy at its June 30, 2004, meeting by raising the targeted federal funds rate to 1.25%. Another 25-basis-point rate hike followed in August, and yet another in September. These moves brought the targeted federal funds rate to 1.75% at the end of October 2004.

HOW DID THESE FACTORS AFFECT TREASURY YIELDS?

During the 12-month reporting period, the U.S. Treasury yield curve pivoted around the five-year maturity benchmark. Two-year Treasury yields rose from 1.8% to 2.6%; five-year yields were basically unchanged at 3.25%; 10-year yields fell from 4.3% to 4.0%; and 30-year yields declined from 5.1% to 4.8%. The narrowing of the yield spread between the two-year and 30-year maturities (commonly known as a flattening of the yield curve) was prompted by Federal Reserve tightening, lower inflation expectations, and large block purchases of U.S. Treasury securities by foreign governments.

Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 4 for more information on the Citigroup Non-U.S. Dollar World Government Bond Index.

 6   MainStay Diversified Income Fund

HOW DID YOU POSITION THE HIGH-GRADE PORTION OF THE FUND'S PORTFOLIO AMONG THE VARIOUS BOND SECTORS?

The Fund's high-grade position in credit-related securities contributed positively to the Fund's performance. High-grade positions in mortgage-backed and asset-backed securities, which tend to perform well when U.S. Treasuries are range bound, also had a positive impact. As of October 31, 2004, the high-grade portion of the Fund's portfolio was diversified across U.S. Treasuries, agency debentures, investment-grade corporates, residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities.

HOW DID YIELD-CURVE AND DURATION POSITIONING AFFECT PERFORMANCE IN THE HIGH-GRADE PORTION OF THE FUND'S PORTFOLIO?

We maintained a neutral yield-curve posture during the 12-month reporting period, so the flattening of the yield curve had minimal impact on the Fund's performance. Our duration positioning, however, detracted from relative performance. We maintained a modestly shorter-than-benchmark duration for much of the reporting period, as intermediate- and long-term Treasury yields rallied. We had decided to shorten the Fund's duration early in the Fund's fiscal year, anticipating that the unusually low average yield of the U.S. Treasury sector was unsustainable. What we failed to appreciate was the sizeable impact of a weaker U.S. dollar on interest rates. Specifically, foreign central banks bought large blocks of U.S. Treasuries to stall the appreciation of their currencies against the weaker U.S. dollar.

HIGH-YIELD BONDS

HOW DID YOU POSITION THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO DURING THE 12-MONTH REPORTING PERIOD?

As the high-yield bond market continued to climb, the Fund continued to benefit from our careful bottom-up security selection. Over the 12 months ended October 31, 2004, we reduced exposure to high-yield securities in the utilities, wireless communications, telecommunications, information technology, and food/tobacco sectors. We increased high-yield weightings among companies in services and chemicals. At the end of October 2004, the high-yield portion of the Fund's portfolio was overweighted relative to the Credit Suisse First Boston(TM) High Yield Index(2) in broadcasting, cable/wireless, and airlines. At the same time, the Fund was underweighted relative to the Index in gaming, manufacturing, and food & drugs. As issuers sought to refinance while interest rates were still low, several of the Fund's high-yield holdings tendered.

WHAT WERE SOME OF THE FUND'S STRONG HIGH-YIELD HOLDINGS DURING THE REPORTING PERIOD?

The Fund's metal-related bonds--such as AK Steel, Algoma Steel, and Allegheny Ludlum--were among the top performers for the last 12 months as commodity prices strengthened and North American manufacturing activity increased. Cable companies, including FrontierVision and UGC Europe, were also strong high-yield performers for the reporting period. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe. These companies were among several cable providers that reported good earnings over the annual period. The performance of these companies led to upbeat expectations for the industry as a whole.

WERE THERE OTHER AREAS OF STRENGTH IN THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO?

Several of the Fund's wireless companies performed well over the 12-month reporting period. US Unwired, Alamosa, Nextel International, and Mobifon each outperformed related securities in the CSFB High Yield Index. The Fund's holdings in Nextel International consisted of equity received as the result of a restructuring at the beginning of 2003.

WERE THERE ANY HIGH-YIELD HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

The Fund's high-yield investments in the airline industry had disappointing performance, as airline costs rose with the rising price of oil. Concerns about a possible bankruptcy at Delta Airlines affected our position in the company. Delta sought a resolution with the pilots' union that didn't arrive until the end of October 2004. Delta Airlines and Northwest Airlines were among the Fund's poorest high-yield performers during the reporting period. Other high-yield holdings that produced disappointing results were securities issued by utilities company Calpine, restaurant company Family Restaurants, and cutting-and welding-products company Thermadyne Holdings.

2. See footnote on page 4 for more information on the Credit Suisse First Boston(TM) High Yield Index.

                                                     www.mainstayfunds.com     7

INTERNATIONAL BONDS

WHAT MAJOR FACTORS INFLUENCED THE INTERNATIONAL BOND MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

In the early part of the reporting period, geopolitical risks buoyed government bond markets. Few investors believed that the global economy was growing fast enough to warrant higher interest rates soon. With improving economic data from the United States, Japan, and China, however, rising rates became inevitable. Indeed, for most of the period, the United Kingdom and Australian monetary authorities were aggressively raising short-term interest rates.

HOW DID VARIOUS INTERNATIONAL-BOND MARKETS PERFORM?

Among developed international markets, the best performer was Norway, which returned more than 8% in local currency terms for the 12-month reporting period. The U.K., Canada, Australia, and Sweden each had 12-month returns better than 7% in local currency terms. The worst performer was Japan, which was up only 1.5% in local currency terms for the reporting period.

WHAT EFFECT DID CURRENCY POSITIONING HAVE ON THE INTERNATIONAL-BOND PORTION OF THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

Currency positioning was a major detractor from performance in the international bond portion of the Fund's portfolio. During the reporting period, nearly every major foreign currency rallied relative to the U.S. dollar. Unfortunately defensive currency management and fundamental analysis led us to underweight foreign currency in the portfolio, specifically but not solely in the Japanese yen.

WHAT INFLUENCE DID COUNTRY ALLOCATION HAVE ON FUND PERFORMANCE?

Over the period, we made significant asset shifts among international-bond markets, based primarily on interest-rate and currency-movement expectations. We reduced exposure to Canadian dollar bonds. We redeployed some of those assets into U.K. bonds and increased duration within the U.K. market significantly. We also increased the Fund's exposure in core European bonds. Within the Scandinavian markets, we increased exposure in Danish krone denominated bonds and established a position in Norway, seeking to benefit from advances in the oil sector. We believed that the Norwegian krone would likely outperform the euro as oil prices continued to rise--and it did. Shifting the portfolio's duration risk away from Canada and into markets that we believed would outperform in a rising U.S. interest-rate environment proved effective, making a positive contribution to the Fund's results. We also increased the Fund's exposure to Japan during the reporting period. With Japanese short-term rates close to zero, however, we focused on investments in corporate and emerging names rather than on government bonds.

HOW DID EMERGING-MARKET DEBT PERFORM?

The Fund's holdings in emerging-market debt performed well over the 12-month reporting period, despite higher U.S. interest rates. There was a sell-off in the emerging-market sector during the second quarter of 2004, but emerging-market debt subsequently recovered and posted impressive returns, as yield spreads to U.S. Treasuries narrowed. We maintained about 12% of the Fund's international-bond assets in emerging-market debt.

WHAT IS YOUR OUTLOOK FOR FUND?

Going forward, it appears that investors still have sufficient appetite for risk to favor high-yielding assets. The Federal Reserve will no doubt continue to raise the targeted federal funds rate slowly. As a result, we see value in non-U.S. dollar denominated debt in markets where we believe interest-rate tightening is unlikely. Continental Europe and the U.K. offer the best potential to outperform U.S. Treasuries. We will continue to actively manage within each subsector as well as the Fund's overall asset allocation as we seek to maximize returns and minimize risks--especially credit and currency risks in the higher-yielding portions of the Fund's portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LONG-TERM BONDS (91.6%)+
ASSET-BACKED SECURITIES (0.9%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
BMW Vehicle Owner Trust
  Series 2003-A Class A3
  1.94%, due 2/25/07                                $    114,023   $    113,744
Harley-Davidson Motorcycle Trust
  Series 2004-1 Class A2
  2.53%, due 11/15/11                                    430,000        425,583
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2 Class A3
  2.27%, due 10/22/07                                    295,000        293,869
                                                                   ------------
                                                                        833,196
                                                                   ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1 Class A4
  5.55%, due 10/20/23                                     75,000         79,810
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5 Class A
  5.30%, due 6/15/09                                      70,000         72,931
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Public Service of New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1 Class A
  4.58%, due 2/1/08                                      175,382        180,233
                                                                   ------------

THRIFTS & MORTGAGE FINANCE (0.0%) (B)
Vanderbilt Mortgage Finance
  Series 1999-B Class 1A4
  6.545%, due 4/7/18                                      26,355         26,920
                                                                   ------------
Total Asset-Backed Securities
  (Cost $1,190,459)                                                   1,193,090
                                                                   ------------
CONVERTIBLE BONDS (1.0%)
-------------------------------------------------------------------------------
AIRLINES (0.0%) (B)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                       95,000         46,075
                                                                   ------------

COMMUNICATIONS EQUIPMENT (0.5%)
CIENA Corp.
  3.75%, due 2/1/08                                      203,000        169,505
Nortel Networks Corp.
  4.25%, due 9/1/08                                      350,000        338,188

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(d)                         $    190,000   $    174,800
                                                                   ------------
                                                                        682,493
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (d)                                504,238         68,072
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (q)                         185,000        138,981
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                     180,000        186,075
                                                                   ------------
                                                                        325,056
                                                                   ------------
INSURANCE (0.0%) (B)
Loews Corp.
  3.125%, due 9/15/07                                     35,000         34,431
                                                                   ------------

IT SERVICES (0.1%)
Electronic Data Systems Corp.
  3.875%, due 7/15/23                                     90,000         92,025
                                                                   ------------

MEDIA (0.0%) (B)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (d)                                  80,000         18,800
                                                                   ------------
Total Convertible Bonds
  (Cost $1,417,137)                                                   1,266,952
                                                                   ------------

CORPORATE BONDS (34.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
BE Aerospace, Inc., Series B
  8.00%, due 3/1/08                                       40,000         40,400
  8.875%, due 5/1/11                                     235,000        247,220
General Dynamics Corp.
  4.50%, due 8/15/10                                     115,000        118,291
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                     207,000        226,148
                                                                   ------------
                                                                        632,059
                                                                   ------------
AIRLINES (0.7%)
American Airlines, Inc.
  Series 2001-2 Class B
  8.608%, due 4/1/11                                     170,000        144,314

+ Among the Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
AIRLINES (CONTINUED)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                               $    421,000   $    151,560
  10.00%, due 8/15/08                                     45,000         23,625
  10.375%, due 2/1/11                                    120,000         54,600
  10.375%, due 12/15/22                                  180,000         66,600
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                     100,000         85,000
  Series 1996-1
  8.97%, due 1/2/15                                       21,343         13,308
  9.875%, due 3/15/07                                    165,000        127,050
  10.00%, due 2/1/09                                     145,000         99,325
Southwest Airlines Co.
  5.25%, due 10/1/14                                      85,000         85,318
                                                                   ------------
                                                                        850,700
                                                                   ------------
AUTO COMPONENTS (0.9%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                     25,000         22,750
Collins & Aikman Products
  12.875%, due 8/15/12 (c)(e)                            245,000        211,925
Dana Corp.
  7.00%, due 3/1/29                                      120,000        117,600
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08                                     43,000         41,710
  6.625%, due 12/1/06                                     85,000         87,550
  8.50%, due 3/15/07                                     140,000        143,500
  2nd Lien Note
  11.00%, due 3/1/11 (c)(f)                              425,000        476,000
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                     95,000        110,675
                                                                   ------------
                                                                      1,211,710
                                                                   ------------
AUTOMOBILES (0.3%)
DaimlerChrysler North America Holdings, Inc.
  6.50%, due 11/15/13                                    285,000        311,217
General Motors Corp.
  8.375%, due 7/15/33                                    130,000        135,276
                                                                   ------------
                                                                        446,493
                                                                   ------------
BEVERAGES (0.1%)
Miller Brewing Co.
  4.25%, due 8/15/08 (c)                                 155,000        158,142
                                                                   ------------

BUILDING PRODUCTS (0.3%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                    145,000        154,425

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
BUILDING PRODUCTS (CONTINUED)
Interline Brands, Inc.
  11.50%, due 5/15/11                               $    180,000   $    199,800
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                     85,000         85,850
                                                                   ------------
                                                                        440,075
                                                                   ------------
CAPITAL MARKETS (1.5%)
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                      60,000         60,974
Goldman Sachs
  Group, Inc. (The)
  5.125%, due 4/24/13                               E    170,000        228,433
  6.345%, due 2/15/34                               $    275,000        280,268
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                     100,000        100,000
  11.00%, due 5/15/12                                    195,000        200,119
Morgan Stanley & Co.
  3.625%, due 4/1/08                                     265,000        266,466
  4.75%, due 4/1/14                                       75,000         73,473
  Series E
  5.375%, due 11/14/13                              L    390,000        709,471
                                                                   ------------
                                                                      1,919,204
                                                                   ------------
CHEMICALS (1.5%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                            $    230,000        253,575
E.I. Du Pont de Nemours & Co.
  4.125%, due 4/30/10                                    205,000        207,108
Equistar Chemicals, L.P.
  10.625%, due 5/1/11                                    275,000        317,625
Lyondell Chemical Co.
  Series A
  10.50%, due 6/1/13 (e)                                 215,000        253,700
Millennium America, Inc.
  7.00%, due 11/15/06                                     80,000         83,600
  7.625%, due 11/15/26                                   149,000        143,040
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                   188,000        202,100
Terra Capital, Inc.
  12.875%, due 10/15/08                                  372,000        461,280
                                                                   ------------
                                                                      1,922,028
                                                                   ------------
COMMERCIAL BANKS (0.1%)
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                      60,000         60,862
UGS Corp.
  10.00%, due 6/1/12 (c)                                 100,000        112,000
                                                                   ------------
                                                                        172,862
                                                                   ------------

 10   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                               $     50,000   $     38,250
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                                235,000        225,600
Language Line, Inc.
  11.125%, due 6/15/12 (c)                               215,000        230,050
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                  150,000        156,750
Phoenix Color Corp.
  10.375%, due 2/1/09                                    113,000        107,350
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05                                    314,000        314,000
                                                                   ------------
                                                                      1,072,000
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.4%)
Lucent Technologies, Inc.
  6.45%, due 3/15/29                                     335,000        287,681
  7.25%, due 7/15/06 (e)                                 172,000        182,320
                                                                   ------------
                                                                        470,001
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.7%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                               235,000        258,500
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                               210,000        229,425
Shaw Group, Inc. (The)
  10.75%, due 3/15/10                                    250,000        266,875
URS Corp.
  11.50%, due 9/15/09                                    177,000        203,550
  Series B
  12.25%, due 5/1/09                                       3,000          3,195
                                                                   ------------
                                                                        961,545
                                                                   ------------
CONSUMER FINANCE (0.8%)
Capital One Bank
  5.75%, due 9/15/10                                      70,000         74,805
Ford Motor Credit Co.
  7.00%, due 10/1/13 (e)                                 160,000        168,969
General Motors Acceptance Corp.
  6.875%, due 9/15/11                                    105,000        109,303
Household Finance Corp.
  7.25%, due 5/15/06                                     400,000        426,383
MBNA Corp.
  6.25%, due 1/17/07                                     100,000        106,255
SLM Corp.
  5.00%, due 10/1/13                                     130,000        131,985
                                                                   ------------
                                                                      1,017,700
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CONTAINERS & PACKAGING (1.0%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09
  10.375%, beginning 6/15/07                        $    245,000   $    199,675
Owens-Brockway Glass Container, Inc.
  8.25%, due 5/15/13                                      65,000         71,500
  8.875%, due 2/15/09                                    145,000        159,138
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                     408,000        418,200
  8.10%, due 5/15/07                                     270,000        286,200
Rock-Tenn Co.
  8.20%, due 8/15/11                                      43,000         50,848
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                105,000        100,144
  Series B
  12.75%, due 6/15/10                                     35,000         26,250
                                                                   ------------
                                                                      1,311,955
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                    205,274        227,854
Citigroup, Inc.
  0.80%, due 10/30/08                               Y 30,000,000        284,217
  5.00%, due 9/15/14 (c)                            $    290,000        294,233
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                     80,000         85,400
FGIC Corp.
  6.00%, due 1/15/34 (c)                                 210,000        219,066
IPC Acquisition Corp.
  11.50%, due 12/15/09                                   285,000        314,925
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                     90,000         94,326
National Beef Packing Co.
  10.50%, due 8/1/11                                      65,000         66,625
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/14/14
  11.50%, beginning 4/1/09 (c)                           290,000        190,675
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                  120,000        128,400
  10.375%, due 9/1/14 (c)                                350,000        381,500
UCAR Finance, Inc.
  10.25%, due 2/15/12                                    205,000        233,700
                                                                   ------------
                                                                      2,520,921
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
AT&T Corp.
  Series REGS
  6.75%, due 11/21/06                               E    120,000        165,408

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Citizens Communications Co.
  7.60%, due 6/1/06                                 $    100,000   $    105,999
  9.25%, due 5/15/11                                      45,000         51,750
MCI, Inc.
  5.908%, due 5/1/07                                      21,000         20,948
  6.688%, due 5/1/09                                      21,000         20,711
  7.735%, due 5/1/14                                      18,000         17,348
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (g)                                 125,000        108,125
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                      15,000         15,413
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                 250,000        248,125
  7.50%, due 2/15/14 (c)                                  65,000         62,725
Qwest Corp.
  9.125%, due 3/15/12 (c)                                105,000        118,388
Qwest Services Corp.
  13.50%, due 12/15/10 (c)                               289,000        343,188
  14.00%, due 12/15/14 (c)                               205,000        254,200
SBC Communications, Inc.
  4.125%, due 9/15/09                                    115,000        115,575
Sprint Capital Corp.
  8.75%, due 3/15/32                                     190,000        248,959
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                     255,000        285,600
U.S. West Communications, Inc.
  5.625%, due 11/15/08                                    15,000         15,000
  7.50%, due 6/15/23                                     205,000        192,700
  8.875%, due 6/1/31                                     195,000        196,950
                                                                   ------------
                                                                      2,587,112
                                                                   ------------
ELECTRIC UTILITIES (0.8%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                     470,907        534,479
Mirant Americas Generation LLC
  8.30%, due 5/1/11 (d)                                   45,000         43,537
  8.50%, due 10/1/21 (d)                                 165,000        155,513
  9.125%, due 5/1/31 (d)                                  45,000         42,750
PPL Energy Supply LLC
  5.40%, due 8/15/14                                     100,000        102,520
Tenaska Virginia Partners L.P.
  6.119%, due 3/30/24 (c)                                109,346        115,745
                                                                   ------------
                                                                        994,544
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
ELECTRICAL EQUIPMENT (0.0%) (B)
Emerson Electric Co.
  6.00%, due 8/15/32                                $     50,000   $     53,608
                                                                   ------------

ELECTRICAL EQUIPMENT & INSTRUMENTS (0.0%) (B)
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13                                    30,000         30,900
                                                                   ------------

ENERGY EQUIPMENT & SERVICES (0.9%)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                     45,000         45,450
  Series A
  7.625%, due 8/1/10                                     185,000        200,031
Entergy-Koch Trading L.P.
  3.65%, due 8/20/06 (c)                                 215,000        218,452
Grant Prideco, Inc.
  Series B
  9.625%, due 12/1/07                                    160,000        180,800
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                      255,000        272,850
Parker Drilling Co.
  9.625%, due 10/1/13                                    135,000        150,188
  Series B
  10.125%, due 11/15/09                                   39,000         41,096
                                                                   ------------
                                                                      1,108,867
                                                                   ------------
FOOD & STAPLES RETAILING (0.3%)
CVS Corp.
  5.789%, due 1/10/26 (c)                                108,055        112,560
Safeway, Inc.
  4.125%, due 11/1/08                                     70,000         70,345
  6.15%, due 3/1/06                                      160,000        166,648
                                                                   ------------
                                                                        349,553
                                                                   ------------
FOOD PRODUCTS (0.4%)
Cargill, Inc.
  5.00%, due 11/15/13 (c)                                135,000        138,151
Pinnacle Foods Holding Corp. 8.25%, due 12/1/13
  (c)                                                     30,000         28,350
Seminis, Inc.
  10.25%, due 10/1/13                                     85,000         95,200
Swift & Co.
  10.125%, due 10/1/09                                    50,000         55,750
  12.50%, due 1/1/10                                     170,000        189,125
                                                                   ------------
                                                                        506,576
                                                                   ------------

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
GAS UTILITIES (0.5%)
ANR Pipeline, Inc.
  7.00%, due 6/1/25                                 $     70,000   $     71,361
  9.625%, due 11/1/21                                    325,000        399,750
Southern Natural Gas Co.
  7.35%, due 2/15/31                                     150,000        151,500
                                                                   ------------
                                                                        622,611
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Fisher Scientific International, Inc.
  8.00%, due 9/1/13                                      235,000        264,963
  8.125%, due 5/1/12                                      40,000         44,600
                                                                   ------------
                                                                        309,563
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                     190,000        186,200
Anthem, Inc.
  3.50%, due 9/1/07                                       80,000         79,454
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                     90,000         92,025
Chemed Corp.
  8.75%, due 2/24/11                                     305,000        318,725
HCA, Inc.
  7.50%, due 11/15/95                                    391,000        364,741
Highmark, Inc.
  6.80%, due 8/15/13 (c)                                 245,000        266,475
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                      85,000         94,429
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                                  75,000         86,625
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                     220,000        233,286
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                    285,000        310,650
Vanguard Health Holding Co. II
  9.00%, due 10/1/14 (c)                                 175,000        182,875
                                                                   ------------
                                                                      2,215,485
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Chumash Casino & Resort Enterprise
  9.00%, due 7/15/10 (c)                                 200,000        223,500
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                     80,000         91,200
Park Place Entertainment Corp.
  8.875%, due 9/15/08                                     35,000         40,294
President Casinos, Inc.
  12.00%, due 9/15/04 (c)(d)(g)(j)                        32,000         16,000
  13.00%, due 9/15/04 (d)(g)(j)                           72,000         27,360

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, due 11/15/15                              $    172,000   $    194,360
  9.625%, due 6/1/14                                     175,000        167,125
  9.75%, due 4/15/13                                     100,000         96,375
Trump Atlantic City Associates
  11.25%, due 5/1/06 (d)                                 280,000        245,700
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                    113,000        129,809
                                                                   ------------
                                                                      1,231,723
                                                                   ------------
HOUSEHOLD DURABLES (0.2%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                      95,000         76,475
Foamex L.P.
  10.75%, due 4/1/09                                     145,000        137,750
                                                                   ------------
                                                                        214,225
                                                                   ------------
HOUSEHOLD PRODUCTS (0.1%)
Procter & Gamble Co. (The)
  5.80%, due 8/15/34                                     130,000        137,646
                                                                   ------------

INSURANCE (0.7%)
Crum & Forster Holding Corp.
  10.375%, due 6/15/13                                   220,000        235,400
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                    255,000        250,219
Fund American Cos., Inc.
  5.875%, due 5/15/13                                    265,000        270,213
Lumbermens Mutual Casualty Co.
  8.45%, due 12/1/97 (c)(d)                               35,000            875
  9.15%, due 7/1/26 (c)(d)                               535,000         13,375
Marsh & McLennan Cos., Inc.
  7.125%, due 6/15/09                                    155,000        167,821
UnumProvident Corp.
  6.75%, due 12/15/28                                     15,000         13,425
                                                                   ------------
                                                                        951,328
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp.
  11.00%, due 5/1/08 (c)(g)(k)                            56,898         50,639
                                                                   ------------

IT SERVICES (0.4%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                       95,000         97,025
  7.125%, due 10/15/09                                    50,000         54,287
  7.45%, due 10/15/29                                     95,000         96,128

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
IT SERVICES (CONTINUED)
Unisys Corp.
  6.875%, due 3/15/10                               $    175,000   $    187,250
  7.25%, due 1/15/05                                      30,000         30,300
                                                                   ------------
                                                                        464,990
                                                                   ------------
MACHINERY (0.5%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      414,000        391,230
Mueller Group, Inc.
  10.00%, due 5/1/12                                     140,000        151,200
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                      100,000         95,000
                                                                   ------------
                                                                        637,430
                                                                   ------------
MACHINERY & ENGINEERING (0.1%)
Dresser-Rand Group, Inc.
  7.375%, due 11/1/14 (c)                                 65,000         68,088
                                                                   ------------

MEDIA (3.4%)
Adelphia Communications Corp.
  Series B
  9.25%, due 10/1/05 (d)                                  20,000         16,900
  10.25%, due 11/1/06 (d)                                155,000        132,525
  10.25%, due 6/15/11 (d)                                165,000        147,262
AT&T Broadband Corp.
  9.455%, due 11/15/22                                   150,000        205,905
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                     140,000        141,274
Dex Media East LLC
  12.125%, due 11/15/12                                   21,000         26,092
FrontierVision Holdings, L.P.
  11.875%, due 9/15/07 (d)                                60,000         76,500
  Series B
  11.875%, due 9/15/07 (d)                                85,000        108,375
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (d)                               389,000        488,195
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(k)                           163,396        199,343
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     135,000        143,269
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                                   95,000         99,513
Medianews Group, Inc.
  6.875%, due 10/1/13                                     65,000         67,438
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      220,000        224,400

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
MEDIA (CONTINUED)
PanAmSat Corp.
  9.00%, due 8/15/14 (c)                            $    155,000   $    164,300
Paxson Communications Corp.
  (zero coupon), due 1/15/09
  12.25%, beginning 1/15/06                              290,000        252,299
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                     180,000        198,900
Spanish Broadcasting System, Inc.
  9.625%, due 11/1/09                                     95,000         99,869
Time Warner Entertainment Co.
  8.375%, due 3/15/23                                    140,000        171,422
  10.15%, due 5/1/12                                     515,000        674,974
Time Warner, Inc.
  8.05%, due 1/15/16                                      95,000        114,080
United Artists Theatre Circuit, Inc.
  Pass-Through Certificates
  Series 1995-A
  9.30%, due 7/1/15 (g)                                  136,983        139,723
Vertis, Inc.
  9.75%, due 4/1/09                                      120,000        130,800
Warner Music Group
  7.375%, due 4/15/14 (c)                                 95,000         97,613
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                     70,000         74,900
Ziff Davis Media, Inc.
  Series B
  12.00%, due 8/12/09 (k)                                187,004        187,238
                                                                   ------------
                                                                      4,383,109
                                                                   ------------
METALS & MINING (0.5%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                     20,000         19,100
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                   185,000        199,800
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                                    293,000        293,733
United States Steel LLC
  10.75%, due 8/1/08                                     150,000        177,750
                                                                   ------------
                                                                        690,383
                                                                   ------------
MULTILINE RETAIL (0.3%)
Kmart Corp.
  Pass-Through Certificates
  Series 1995 Class K3
  8.54%, due 1/2/15 (d)                                   62,263         20,236

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Kohl's Corp.
  6.00%, due 1/15/33                                $    210,000   $    217,263
Target Corp.
  6.35%, due 11/1/32                                      20,000         22,445
  8.60%, due 1/15/12                                     125,000        157,773
                                                                   ------------
                                                                        417,717
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER (2.5%)
AES Corp. (The)
  7.75%, due 3/1/14                                      200,000        217,499
  9.00%, due 5/15/15 (c)                                 400,000        466,000
  10.00%, due 12/12/05 (c)                                57,414         57,988
AES Eastern Energy L.P.
  Pass-Through Certificates
  Series 1999-A
  9.00%, due 1/2/17 (h)                                  449,068        505,201
Calpine Corp.
  7.75%, due 4/15/09                                     110,000         62,150
  8.50%, due 7/15/10 (c)                                 536,000        393,960
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (f)(g)                             250,884        250,884
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                295,000        324,869
Pacific Electric & Gas Co.
  6.05%, due 3/1/34                                      145,000        149,340
PSE&G Power LLC
  6.875%, due 4/15/06                                    375,000        395,055
Reliant Energy, Inc.
  9.25%, due 7/15/10                                      80,000         88,800
Salton Sea Funding Corp.
  Series B
  7.37%, due 5/30/05 (g)                                  44,406         45,188
Tiverton/Rumford Power Associates Ltd., L.P.
  Pass-Through Certificates
  9.00%, due 7/15/18 (c)                                 258,277        183,377
Westar Energy, Inc.
  7.875%, due 5/1/07                                      70,000         77,505
                                                                   ------------
                                                                      3,217,816
                                                                   ------------
OIL & GAS (2.0%)
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                                335,000        380,644
El Paso Corp.
  7.80%, due 8/1/31                                      150,000        137,625
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      555,000        578,588
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                     203,000        194,880

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
OIL & GAS (CONTINUED)
Enterprise Products Partners L.P.
  5.60%, due 10/15/14 (c)                           $     80,000   $     81,522
Forest Oil Corp.
  8.00%, due 6/15/08                                     210,000        233,100
Goldman Sachs Group, Inc. (The)
  8.00%, due 6/15/08                                     120,000        119,966
Hilcorp Energy I L.P.
  10.50%, due 9/1/10 (c)                                  15,000         16,912
Kern River Funding Corp.
  4.893%, due 4/30/18 (c)                                258,191        262,570
Newfield Exploration Co.
  7.625%, due 3/1/11                                      15,000         16,912
  8.375%, due 8/15/12                                     15,000         16,987
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                      100,000        113,000
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      370,000        414,400
                                                                   ------------
                                                                      2,567,106
                                                                   ------------
PAPER & FOREST PRODUCTS (1.3%)
Georgia-Pacific Corp.
  8.625%, due 4/30/25                                    490,000        521,237
  8.875%, due 2/1/10                                     435,000        512,213
  8.875%, due 5/15/31                                    225,000        277,313
  9.375%, due 2/1/13                                     100,000        117,750
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     212,000        222,600
                                                                   ------------
                                                                      1,651,113
                                                                   ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  5.75%, due 10/15/33                                     75,000         77,256
                                                                   ------------

PHARMACEUTICALS (0.2%)
WH Holdings Ltd.
  9.50%, due 4/1/11                                      105,000        114,975
Wyeth
  5.50%, due 2/1/14                                      150,000        153,699
                                                                   ------------
                                                                        268,674
                                                                   ------------
REAL ESTATE (1.3%)
American Real Estate Partners L.P.
  8.125%, due 6/1/12 (c)                                 270,000        284,850
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                      73,000         83,220
  11.25%, due 6/15/11                                    244,000        285,480

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                $    310,000   $    320,075
HRPT Properties Trust
  5.75%, due 2/15/14                                     140,000        143,900
  6.25%, due 8/15/16                                      70,000         73,711
iStar Financial, Inc.
  Series B
  5.125%, due 4/1/11                                      70,000         70,917
  6.00%, due 12/15/10                                    120,000        127,313
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      255,000        257,550
                                                                   ------------
                                                                      1,647,016
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                    190,000        163,875
  7.75%, due 5/15/13                                      20,000         17,250
ON Semiconductor Corp.
  12.00%, due 3/15/10                                     15,000         17,588
  13.00%, due 5/15/08                                     43,000         48,590
                                                                   ------------
                                                                        247,303
                                                                   ------------
SPECIALTY RETAIL (0.2%)
Stratus Technologies, Inc.
  10.375%, due 12/1/08                                    80,000         68,000
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                    195,000        212,550
                                                                   ------------
                                                                        280,550
                                                                   ------------
TOBACCO (0.2%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                                 150,000        159,000
  10.625%, due 9/1/08 (c)                                160,000        168,000
                                                                   ------------
                                                                        327,000
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                    100,000         89,500
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09
  12.00%, beginning 7/31/05                              100,000        106,500
  11.00%, due 7/31/10                                     94,000        109,980
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                              200,000        150,500

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Dobson Cellular Systems
  6.96%, due 11/1/11 (c)(i)                         $     40,000   $     41,100
  8.375%, due 11/1/11 (c)                                 40,000         41,250
  9.875%, due 11/1/12 (c)                                 75,000         74,625
Dobson Communications Corp.
  8.875%, due 10/1/13                                     35,000         23,537
  10.875%, due 7/1/10                                     50,000         38,500
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (d)                                233,000        179,410
Triton PCS, Inc.
  8.50%, due 6/1/13                                      155,000        142,213
US Unwired, Inc.
  10.00%, due 6/15/12                                    110,000        119,075
                                                                   ------------
                                                                      1,026,690
                                                                   ------------
Total Corporate Bonds
  (Cost $42,071,585)                                                 44,533,516
                                                                   ------------

CORPORATE BONDS -- FOREIGN (10.3%)
-------------------------------------------------------------------------------
AUSTRALIA (0.2%)
Burns Philp Capital Property Ltd.
  10.75%, due 2/15/11                               $    265,000        296,800
                                                                   ------------

BELGIUM (0.2%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                           E     85,000        116,774
Telenet Group Holding NV
  (zero coupon), due 6/15/14
  11.50%, beginning 12/15/08 (c)                    $    160,000        121,600
                                                                   ------------
                                                                        238,374
                                                                   ------------
BERMUDA (0.2%)
AES China Generating Co., Ltd.
  8.25%, due 6/26/10                                $    230,000        233,633
                                                                   ------------

BRAZIL (0.4%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $    365,000        448,950
                                                                   ------------

CANADA (1.9%)
Calpine Canada Energy Finance
  8.50%, due 5/1/08 (e)                             $    426,000        261,990
Canadian Housing Trust
  3.70%, due 9/15/08 (c)                            C$   575,000        469,343
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                           $    173,000        186,850
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                     130,000        135,200

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
CANADA (CONTINUED)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                         $    301,000   $    293,475
  11.125%, due 7/15/11                                    72,000         83,340
Rogers Cable, Inc.
  7.875%, due 5/1/12                                     245,000        267,663
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$   225,000        192,020
Sun Media Corp.
  7.625%, due 2/15/13                               $    210,000        227,850
Tembec Industries, Inc.
  7.75%, due 3/15/12                                     265,000        259,700
  8.50%, due 2/1/11                                       95,000         97,137
                                                                   ------------
                                                                      2,474,568
                                                                   ------------
CAYMAN ISLANDS (0.3%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (c)                           $    200,000        203,000
Hutchison Whampoa International Ltd.
  5.45%, due 11/24/10 (c)                                135,000        138,990
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                                100,000         99,250
                                                                   ------------
                                                                        441,240
                                                                   ------------
CHILE (0.4%)
AES General S.A.
  7.50%, due 3/25/14 (c)                            $    250,000        255,937
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (c)                                 55,000         57,573
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (c)                                200,000        223,915
                                                                   ------------
                                                                        537,425
                                                                   ------------
COLOMBIA (0.1%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                           $     60,000         63,900
                                                                   ------------

DENMARK (0.4%)
Realkredit Danmark
  6.00%, due 10/1/29                                DK 2,729,929        483,473
                                                                   ------------
FRANCE (0.5%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                 $    350,000        399,000
  10.875%, due 3/1/13                                    215,000        255,312
                                                                   ------------
                                                                        654,312
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
GERMANY (1.1%)
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (c)                            $    190,000   $    186,200
Gazprom Oao
  9.625%, due 3/1/13 (c)                                 160,000        184,000
Kreditanstalt fuer Wiederaufbau
  Series INTL
  4.75%, due 8/18/06                                E    724,000        957,576
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                               $    100,000        110,250
                                                                   ------------
                                                                      1,438,026
                                                                   ------------
ISLE OF MAN (0.2%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(g)                     $    362,000        260,640
                                                                   ------------

KAZAKHSTAN (0.3%)
Kazkommerts International B.V.
  8.50%, due 4/16/13 (c)                            $    400,000        417,000
                                                                   ------------

LUXEMBURG (0.5%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                            $    200,000        210,000
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                                215,000        217,150
Mobile Telesystems Finance
  9.75%, due 1/30/08 (c)                                 150,000        162,563
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (c)                                 100,000         97,750
                                                                   ------------
                                                                        687,463
                                                                   ------------
MEXICO (0.8%)
Banco Nacional de Comercio Exterior S.N.C.
  11.25%, due 5/30/06 (c)(e)                        $    175,000        198,187
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                    300,000        340,500
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                    260,000        262,291
  8.25%, due 1/26/06                                     230,000        244,547
                                                                   ------------
                                                                      1,045,525
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS -- FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
NETHERLANDS (0.2%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                               $     50,000   $     51,561
Mobifon Holdings B.V.
  12.50%, due 7/31/10                                     60,000         71,100
Parmalat Finance Corp. B.V.
  6.25%, due 2/7/05 (d)                             E    300,000         64,875
                                                                   ------------
                                                                        187,536
                                                                   ------------
RUSSIA (0.2%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (c)                           $    250,000        285,000
                                                                   ------------
SINGAPORE (0.3%)
PSA Corp. Ltd.
  7.125%, due 8/1/05 (c)                            $    190,000        195,868
Singapore Powerassets Ltd.
  5.00%, due 10/22/13 (c)                                175,000        179,203
                                                                   ------------
                                                                        375,071
                                                                   ------------
SUPRANATIONAL (0.9%)
Corporacion Andina de Fomento CAF
  Series 4RG
  10.75%, due 5/15/11                               Y 25,000,000        237,618
European Investment Bank
  2.125%, due 9/20/07                                 50,000,000        494,613
Invista
  9.25%, due 5/1/12 (c)                             $    205,000        225,500
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                    170,000        193,800
                                                                   ------------
                                                                      1,151,531
                                                                   ------------
SWEDEN (0.2%)
Stena AB
  9.625%, due 12/1/12                               $    200,000        225,250
                                                                   ------------

UKRAINE (0.2%)
Kyivstar GSM
  10.375%, due 8/17/09 (c)                          $    275,000        303,875
                                                                   ------------
UNITED KINGDOM (0.8%)
Annington Finance
  4.376%, due 10/2/06 (i)                           L    182,564        333,390
Ono Finance PLC
  10.50%, due 5/15/14 (c)                           E    420,000        536,932

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
UNITED KINGDOM (CONTINUED)
Vodafone Group PLC
  3.95%, due 1/30/08                                $    220,000   $    223,892
                                                                   ------------
                                                                      1,094,214
                                                                   ------------
Total Corporate Bonds -- Foreign
  (Cost $12,125,978)                                                 13,343,806
                                                                   ------------

FOREIGN GOVERNMENT BONDS (21.5%)
-------------------------------------------------------------------------------
AUSTRALIA (0.4%)
Australian Government
  Series 909
  7.50, due 9/15/09 (l)                             A$   570,000        465,958
                                                                   ------------

AUSTRIA (0.2%)
Republic of Austria
  Series 2
  4.65%, due 1/15/18                                E    143,000        190,137
                                                                   ------------

BELGIUM (1.2%)
Kingdom of Belgium
  Series 42
  3.00%, due 9/28/08                                E    825,000      1,051,768
  Series 36
  5.00%, due 9/28/11                                     400,000        553,107
                                                                   ------------
                                                                      1,604,875
                                                                   ------------
BRAZIL (0.7%)
Republic of Brazil
  Series 11BR
  4.75%, due 4/10/07 (m)                            Y 25,000,000        238,676
  Series 20 year
  8.00%, due 4/15/14 (m)                            $    713,045        706,342
                                                                   ------------
                                                                        945,018
                                                                   ------------
CANADA (1.0%)
Canadian Government
  5.25%, due 6/1/12                                 C$   344,000        298,879
  5.50%, due 6/1/10                                      525,000        461,053
  5.75%, due 6/1/33 (l)                                  550,000        505,630
Province of Quebec
  5.00%, due 7/17/09                                $     80,000         84,449
                                                                   ------------
                                                                      1,350,011
                                                                   ------------

COLOMBIA (0.2%)
Republic of Colombia
  8.125%, due 5/21/24                               $    300,000        272,250
                                                                   ------------

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
-------------------------------------------------------------------------------
DENMARK (0.4%)
Kingdom of Denmark
  5.00%, due 11/15/13                               DK 2,985,000   $    551,708
                                                                   ------------
EL SALVADOR (0.2%)
Republic of El Salvador
  7.75%, due 1/24/23 (c)                            $    250,000        269,687
                                                                   ------------
FRANCE (0.4%)
French Treasury Note
  4.75%, due 7/12/07                                E    400,000        536,572
                                                                   ------------

GERMANY (6.1%)
Republic of Deutschland
  Series 99
V  3.75%, due 1/4/09 (l)                            E  2,610,000      3,419,428
  Series 138
  4.50%, due 8/18/06                                     145,000        191,187
  Series 98
  4.75%, due 7/4/08                                      125,000        169,264
  Series 01
V  5.00%, due 7/4/11                                   1,405,000      1,941,069
  Series 98
  5.25%, due 1/4/08                                      704,000        961,791
  Series 99
  5.375%, due 1/4/10                                     450,000        630,058
  Series 00
  6.25%, due 1/4/30                                      350,000        556,280
                                                                   ------------
                                                                      7,869,077
                                                                   ------------
GREECE (0.5%)
Hellenic Republic
  5.90%, due 10/22/22                               E    406,000        600,859
                                                                   ------------

ITALY (1.7%)
Buoni Poliennali del Tesoro
  5.25%, due 12/15/05                               E    321,000        421,388
  5.50%, due 11/1/10                                     600,000        849,869
  6.50%, due 11/1/27                                     372,000        598,317
Republic of Italy
  3.80%, due 3/27/08                                Y 30,000,000        314,691
                                                                   ------------
                                                                      2,184,265
                                                                   ------------
JAPAN (2.2%)
Development Bank of Japan
  Series INTL
  1.05%, due 6/20/23                                Y 41,000,000        318,286
V  1.60%, due 6/20/14                                140,000,000      1,324,239

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
JAPAN (CONTINUED)
Japan Finance Corp. for Municipal Enterprises
  Series INTL
  1.55%, due 2/21/12                                Y120,000,000   $  1,161,201
                                                                   ------------
                                                                      2,803,726
                                                                   ------------
MEXICO (0.0%) (B)
United Mexican States
  4.625%, due 10/8/08                               $     15,000         15,255
  6.625%, due 3/3/15                                      35,000         37,520
                                                                   ------------
                                                                         52,775
                                                                   ------------
NETHERLANDS (0.6%)
Netherlands Government
  3.75%, due 7/15/09                                E    634,000        827,045
                                                                   ------------

NORWAY (0.6%)
Norwegian Government
  6.75%, due 1/15/07                                NK 4,865,000        828,971
                                                                   ------------

PANAMA (0.3%)
Republic of Panama
  8.25%, due 4/22/08                                $    350,000        384,125
                                                                   ------------

PHILIPPINES (0.2%)
Republic of Philippines
  9.875%, due 1/15/19                               $    200,000        201,250
                                                                   ------------

PORTUGAL (0.3%)
Portugal Obrigacoes do Tesouro OT
  3.00%, due 7/17/06                                E    335,000        430,046
                                                                   ------------

RUSSIA (1.1%)
Russian Federation, Series REGS
  5.00%, due 3/31/30                                $  1,007,000      1,007,000
  8.25%, due 3/31/10                                     204,000        224,400
  10.00%, due 6/26/07                                    183,000        209,645
                                                                   ------------
                                                                      1,441,045
                                                                   ------------
SOUTH AFRICA (0.1%)
Republic of South Africa
  Series 3, Tranche 1
  7.00%, due 4/10/08                                E    100,000        141,287
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
-------------------------------------------------------------------------------
SWEDEN (0.6%)
Swedish Government
  Series 1043
  5.00%, due 1/28/09 (l)                            SK 3,070,000   $    456,973
  Series 1045
  5.25%, due 3/15/11                                $  2,000,000        302,398
                                                                   ------------
                                                                        759,371
                                                                   ------------
UKRAINE (0.1%)
Ukraine Government
  6.875%, due 3/4/11 (c)                            $    175,000        176,531
                                                                   ------------

UNITED KINGDOM (2.2%)
United Kingdom Treasury Bond
  4.00%, due 3/7/09 (l)                             L    247,000        441,085
  4.25%, due 6/7/32                                      300,000        522,480
  5.00%, due 3/7/12                                      100,000        186,345
  6.00%, due 12/7/28                                     175,000        384,949
  6.25%, due 11/25/10                                    465,000        922,280
  8.00%, due 12/7/15                                     150,000        352,075
                                                                   ------------
                                                                      2,809,214
                                                                   ------------
VENEZUELA (0.2%)
Republic of Venezuela
  Series DL
  13.625%, due 8/15/18                              $    181,000        238,920
                                                                   ------------
Total Foreign Government Bonds
  (Cost $24,766,557)                                                 27,934,723
                                                                   ------------
LOAN ASSIGNMENT AND PARTICIPATION (0.2%)
-------------------------------------------------------------------------------
CHEMICALS (0.2%)
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11 (f)(i)                             149,444        190,100
  9.96%, due 2/11/11 (f)(i)                               74,300         74,300
                                                                   ------------
Total Loan Assignment & Participation
  (Cost $251,971)                                                       264,400
                                                                   ------------

MORTGAGE-BACKED SECURITIES (0.9%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.9%)
Bank of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A1
  4.907%, due 5/11/35                                    267,162        276,006

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Class A1
  3.625%, due 10/15/29                              $    300,000   $    301,680
Merrill Lynch Mortgage Trust
  Series 2004-MKB1 Class A1
  3.563%, due 2/12/42                                    266,351        266,747
Morgan Stanley Capital I
  Series 2003-IQ5 Class A1
  3.02%, due 4/15/38                                     214,791        213,124
Wachovia Bank National Association Mortgage Trust
  Series 2004-C14 Class A1
  3.477%, due 8/15/41                                    106,935        107,108
                                                                   ------------
Total Mortgage-Backed Securities
  (Cost $1,164,787)                                                   1,164,665
                                                                   ------------

MUNICIPAL BOND (0.1%)
-------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  6.25%, due 6/1/42                                      120,000        122,364
                                                                   ------------
Total Municipal Bond
  (Cost $120,453)                                                       122,364
                                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (20.9%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
  (MORTGAGE PASS-THROUGH SECURITIES) (2.8%)
  3.00%, due 8/1/10                                      118,374        114,804
  3.625%, due 9/15/08                                    200,000        202,166
  5.00%, due 6/1/33-8/1/33                             1,371,862      1,371,754
  5.50%, due 2/1/33                                      288,150        294,303
V  5.50%, due 12/13/34 (n)                             1,675,000      1,701,696
                                                                   ------------
                                                                      3,684,723
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.3%)
  4.625%, due 5/1/13                                     135,000        134,760
  4.75%, due 1/2/07                                      580,000        601,229
  5.125%, due 1/2/14                                     150,000        154,118
  5.25%, due 8/1/12                                      515,000        538,594
  5.50%, due 5/2/06                                      635,000        660,803
  6.32%, due 8/15/08                                     198,009        213,194
  6.625%, due 9/15/09                                    325,000        367,881
  7.00%, due 7/15/05                                     263,000        271,579
                                                                   ------------
                                                                      2,942,158
                                                                   ------------

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.0%)
Federal National Mortgage Association
  4.50%, due 4/1/18-11/1/18                         $  1,251,192   $  1,257,830
  5.00%, due 9/1/17                                      575,458        588,045
  5.00%, due 12/13/34 (n)                                240,000        238,500
V  5.50%, due 11/18/19 (n)                             2,725,000      2,820,375
  5.50%, due 11/1/33                                   1,479,918      1,509,786
V  5.50%, due 11/1/33                                  1,323,703      1,350,419
V  5.50%, due 12/13/34 (n)                             1,200,000      1,218,374
  6.00%, due 11/15/34-12/13/34 (n)                     1,995,000      2,063,259
  6.50%, due 6/1/31-6/1/32                               292,258        307,858
  7.00%, due 2/1/32-4/1/32                               125,180        133,015
  7.50%, due 8/1/31                                      119,244        127,887
                                                                   ------------
                                                                     11,615,348
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.3%)
  6.00%, due 4/15/29-8/15/32                             313,516        327,053
  7.50%, due 12/15/23-12/15/28                           109,190        117,996
                                                                   ------------
                                                                        445,049
                                                                   ------------
U.S. TREASURY BONDS (0.6%)
  5.375%, due 2/15/31                                    105,000        114,044
  6.25%, due 8/15/23                                     175,000        206,719
  6.875%, due 8/15/25                                    305,000        387,326
  8.75%, due 8/15/20                                      45,000         65,818
                                                                   ------------
                                                                        773,907
                                                                   ------------
U.S. TREASURY NOTES (5.9%)
  3.00%, due 2/15/08 (o)                                 630,000        631,993
  4.375%, due 5/15/07 (o)                                255,000        265,409
V  4.625%, due 5/15/06 (o)                             1,620,000      1,674,486
V  4.75%, due 5/15/14                                  2,075,000      2,193,989
  5.75%, due 11/15/05 (o)                              1,125,000      1,165,210
V  6.00%, due 8/15/09                                  1,490,000      1,669,789
                                                                   ------------
                                                                      7,600,876
                                                                   ------------
  Total U.S. Government & Federal Agencies
  (Cost $26,843,245)                                                 27,062,061
                                                                   ------------
YANKEE BONDS (1.4%) (P)
-------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                    185,000        185,925
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                $     48,634   $     49,485
  10.00%, due 11/5/10                                    350,123        399,140
                                                                   ------------
                                                                        448,625
                                                                   ------------
FOREIGN GOVERNMENT (0.2%)
Financement Quebec
  5.00%, due 10/25/12                                    190,000        198,131
                                                                   ------------

INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                     15,000         13,237
  7.75%, due 7/15/37                                      35,000         29,400
  8.30%, due 4/15/26                                      15,000         13,538
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                    255,000        265,779
                                                                   ------------
                                                                        321,954
                                                                   ------------
MARINE (0.1%)
Sea Containers Ltd.
  Series B
  10.75%, due 10/15/06                                   139,000        144,560
                                                                   ------------

METALS & MINING (0.2%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (g)                               234,000        262,080
                                                                   ------------

OIL & GAS (0.1%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                     60,000         66,600
                                                                   ------------

PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                     95,000         96,662
                                                                   ------------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                                    150,000        152,625
                                                                   ------------
Total Yankee Bonds
  (Cost $1,673,589)                                                   1,877,162
                                                                   ------------
Total Long-Term Bonds
  (Cost $111,625,761)                                               118,762,739
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                          SHARES          VALUE
COMMON STOCKS (0.6%)
-------------------------------------------------------------------------------
CHEMICALS (0.0%) (B)
General Chemical Industrial Products, Inc.
  (a)(f)(g)(j)                                                52   $      7,197
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications Holdings Ltd. (a)(g)            20,419          2,093
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp. (a)(f)(g)                                 27,862         73,834
Skilled Healthcare (a)(f)(g)(j)                              110          1,760
                                                                   ------------
                                                                         75,594
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp. (a)(f)(g)(j)                                  9,129         17,802
Remote Dynamics, Inc. (a)                                  5,174          4,915
                                                                   ------------
                                                                         22,717
                                                                   ------------
MACHINERY (0.1%)
Morris Material Handling, Inc. (a)(f)(g)(j)                  886          4,696
Thermadyne Holdings Corp. (a)(g)                          11,719        123,049
                                                                   ------------
                                                                        127,745
                                                                   ------------
MEDIA (0.4%)
UnitedGlobalCom, Inc. (a)                                 63,643        476,050
                                                                   ------------

METALS & MINING (0.0%) (B)
ACP Holding Co. (a)(c)(g)                                 42,447         59,426
                                                                   ------------

TOBACCO (0.0%) (B)
North Atlantic Trading Co., Inc. (a)(f)(g)(j)                522         31,336
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc. (a)(f)(g)(j)                    17,266         21,582
                                                                   ------------
Total Common Stocks
  (Cost $1,253,622)                                                     823,740
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS (0.2%)
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
QuadraMed Corp.
  5.50% (c)(f)(g)                                          9,500        237,500
                                                                   ------------


                                                          SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  12.00% (a)(f)(g)(j)                                      1,882   $     21,172
                                                                   ------------
Total Convertible Preferred Stocks
  (Cost $258,461)                                                       258,672
                                                                   ------------

PREFERRED STOCKS (0.7%)
-------------------------------------------------------------------------------
MEDIA (0.3%)
Haights Cross Communications, Inc.
  16.00%, Class B (f)(g)                                   3,700        186,850
Paxson Communications Corp.
  14.25% (k)                                                  14        104,956
Ziff Davis Media, Inc.
  10.00%, Series E-1 (a)(g)                                   48         24,960
                                                                   ------------
                                                                        316,766
                                                                   ------------
REAL ESTATE (0.4%)
Sovereign Real Estate Investment Corp.
  12.00%, Class A (c)                                        358        537,000
                                                                   ------------
Total Preferred Stocks
  (Cost $616,605)                                                       853,766
                                                                   ------------

WARRANTS (0.1%)
-------------------------------------------------------------------------------
CHEMICALS (0.0%) (B)
General Chemical Industrial Products, Inc.
  Series A
  Strike Price $195.43
  Expire 3/31/11 (a)(f)(g)(j)                                 30          1,057
  Series B
  Strike Price $376.03
  Expire 3/31/11 (a)(f)(g)(j)                                 22            261
                                                                   ------------
                                                                          1,318
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.0%) (B)
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(g)                                   175              2
                                                                   ------------

MEDIA (0.0%) (B)
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(f)(g)(j)                                 6              1
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(f)(g)(j)                             3,350             33

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES          VALUE
WARRANTS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (CONTINUED)
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(g)(j)                                405   $          4
Ziff Davis Media, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(c)                                    8,954            895
                                                                   ------------
                                                                            933
                                                                   ------------
METALS & MINING (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (a)(c)(g)                                42,051         58,871
                                                                   ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(f)(g)(j)                             17,266            173
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(f)(g)(j)                              9,411         11,764
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(f)(g)(j)                             11,293            113
Ubiquitel Operating Co.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(g)                                   225              2
                                                                   ------------
                                                                         12,052
                                                                   ------------
Total Warrants
  (Cost $98,227)                                                         73,176
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (13.4%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (12.5%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $  4,190,000      4,189,793
American Express Credit Corp.
  1.80%, due 11/18/04                                  3,000,000      2,997,449
General Electric Co.
  1.78%, due 11/10/04                                  1,580,000      1,579,297
Harvard University
  1.73%, due 11/19/04                                  1,565,000      1,563,645
ING Funding LLC
  1.78%, due 11/12/04                                    205,000        204,888
International Business Machines Corp.
  1.70%, due 11/1/04                                   2,000,000      2,000,000

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
UBS Finance (Delaware) LLC
  1.84%, due 11/1/04                                $  3,690,000   $  3,690,000
                                                                   ------------
Total Commercial Paper
  (Cost $16,225,072)                                                 16,225,072
                                                                   ------------
INVESTMENT COMPANY (0.8%)
AIM Institutional Funds Group (r)                      1,039,043      1,039,403
                                                                   ------------
Total Investment Company
  (Cost $1,039,403)                                                   1,039,403
                                                                   ------------
SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (d)(f)(i)(s)                    $    235,575        160,191
                                                                   ------------
Total Short-Term Loan Assignment & Participation
  (Cost $159,728)                                                       160,191
                                                                   ------------
Total Short-Term Investments
  (Cost $17,424,203)                                                 17,424,666
                                                                   ------------
Total Investments
  (Cost $131,276,879) (t)                                  106.6%   138,196,759(u)
Liabilities in Excess of Cash and Other Assets              (6.6)    (8,562,930)
                                                    ------------   ------------
                                                           100.0%  $129,633,829
                                                    ============   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Issue in default.
(e)  Represents a security of which a portion is out on loan.
(f)  Restricted security.
(g)  Illiquid security.
(h) Partially segregated as collateral for unfunded loan commitments.
(i) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(j) Fair valued security. The total market value of these securities at October 31, 2004 is $162,313 which reflects 0.1% of the funds net assets.
(k) PIK ("Payment in Kind") -- Dividend or interest payment is made with additional securities.
(l) Partially segregated for foreign currency forward contracts.
(m)  Brady bond.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(n) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual amount and the maturity date will be determined upon settlement. The market value of these securities at October 31, 2004 is $7,530,498.
(o)  Segregated as collateral for TBA.
(p) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(q) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(r) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(s) This security has additional commitments and contingencies (See Note 7.)
(t) The cost for federal income tax purposes is $134,432,260.
(u)  At October 31, 2004, net unrealized appreciation was
     3,764,499 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of 6,686,082 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $(2,921,583).
     The following abbreviations are used in the above portfolio:
     A$ -- Australian Dollar.
     C$ -- Canadian Dollar.
     DK -- Danish Krone.
     E -- Euro.
     Y -- Japanese Yen.
     NK -- Norwegian Krone.
     L -- Pound Sterling.
     SK -- Swedish Krona.
     $ -- U.S. Dollar.

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $131,276,879) including
  $992,383 market value of securities loaned    $138,196,759
Cash denominated in foreign currencies
  (identified cost $137,253)                         137,016
Cash                                                  33,506
Receivables:
  Dividends and interest                           2,138,411
  Investment securities sold                         787,636
  Fund shares sold                                   237,315
Other assets                                          16,727
                                                ------------
    Total assets                                 141,547,370
                                                ------------
LIABILITIES:
Securities lending collateral                      1,039,403
Payables:
  Investment securities purchased                  9,978,240
  Fund shares redeemed                               154,140
  NYLIFE Distributors                                 85,502
  Manager                                             68,759
  Transfer agent                                      57,183
  Custodian                                           15,672
  Trustees                                             1,665
Accrued expenses                                      68,441
Unrealized depreciation on foreign currency
  forward contracts                                  328,854
Dividend payable                                     115,682
                                                ------------
    Total liabilities                             11,913,541
                                                ------------
Net assets                                      $129,633,829
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     41,258
  Class B                                             86,707
  Class C                                             16,076
  Class I                                                 80
Additional paid-in capital                      $130,223,110
Accumulated distributions in excess of net
  investment income                               (1,987,068)
Accumulated net realized loss on investments
  and option transactions                         (5,355,891)
Net unrealized appreciation on investments         6,919,880
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (310,323)
                                                ------------
Net assets                                      $129,633,829
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 37,179,451
                                                ============
Shares of beneficial interest outstanding          4,125,833
                                                ============
Net asset value per share outstanding           $       9.01
Maximum sales charge (4.50% of offering price)          0.42
                                                ------------
Maximum offering price per share outstanding    $       9.43
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 77,932,818
                                                ============
Shares of beneficial interest outstanding          8,670,695
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.99
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 14,449,257
                                                ============
Shares of beneficial interest outstanding          1,607,644
                                                ============
Net asset value and offering price per share
  outstanding                                   $       8.99
                                                ============
CLASS I
Net assets applicable to outstanding shares     $     72,303
                                                ============
Shares of beneficial interest outstanding              8,018
                                                ============
Net asset value and offering price per share
  outstanding                                   $       9.02
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $  100,877
  Interest                                        7,407,377
  Income from securities loaned -- net                1,515
                                                 ----------
    Total income                                  7,509,769
                                                 ----------
EXPENSES:
  Manager                                           764,456
  Distribution -- Class B                           586,836
  Distribution -- Class C                           102,348
  Transfer agent -- Class A, B and C                366,220
  Transfer agent -- Class I                              81
  Service -- Class A                                 88,713
  Service -- Class B                                195,585
  Service -- Class C                                 34,143
  Shareholder communication                          60,145
  Professional                                       58,520
  Custodian                                          53,081
  Registration                                       41,543
  Recordkeeping                                      39,408
  Trustees                                           12,766
  Miscellaneous                                      83,822
                                                 ----------
    Total expenses                                2,487,667
                                                 ----------
Net investment income                             5,022,102
                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions                           2,061,743
  Written option transactions                        29,748
  Foreign currency transactions                    (627,972)
                                                 ----------
Net realized gain on investments, written
  option and foreign currency transactions        1,463,519
                                                 ----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           2,787,243
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (75,912)
                                                 ----------
Net unrealized gain on investments and foreign
  currency transactions                           2,711,331
                                                 ----------
Net realized and unrealized gain on
  investments, written option and foreign
  currency transactions                           4,174,850
                                                 ----------
Net increase in net assets resulting from
  operations                                     $9,196,952
                                                 ==========

(a) Dividends recorded net of foreign withholding taxes of $829.

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income      $  5,022,102   $  4,074,192   $  4,586,443
 Net realized gain (loss)
  on investments, written
  options and foreign
  currency transactions        1,463,519       (404,779)    (2,496,313)
 Net change in unrealized
  appreciation
  depreciation on
  investments, written
  options and foreign
  currency transactions        2,711,331     10,093,065      1,055,435
                            ------------------------------------------
 Net increase in net
  assets resulting from
  operations                   9,196,952     13,762,478      3,145,565
                            ------------------------------------------
Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                    (1,919,553)    (1,109,653)      (900,911)
   Class B                    (3,675,328)    (2,669,684)    (2,751,630)
   Class C                      (641,929)      (316,816)      (201,027)
   Class I                        (1,934)            --             --

 Return of capital:
   Class A                            --       (219,331)      (310,381)
   Class B                            --       (527,683)      (947,988)
   Class C                            --        (62,621)       (69,258)
   Class I                            --             --             --
                            ------------------------------------------
 Total dividends and
  distributions to
  shareholders                (6,238,744)    (4,905,788)    (5,181,195)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    17,280,589     23,088,926     15,723,507
   Class B                    16,298,457     19,462,094     15,213,789
   Class C                     8,650,466      7,287,483      5,260,534
   Class I                        70,412             --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                     1,328,042        866,572        792,843
   Class B                     2,718,981      2,236,330      2,515,943
   Class C                       322,308        194,953        147,206
   Class I                         1,737             --             --
                            ------------------------------------------
                              46,670,992     53,136,358     39,653,822

                                    2004          2003*           2002

 Cost of shares redeemed:
   Class A                  $(13,341,129)  $(13,364,688)  $(12,848,184)
   Class B                   (16,712,880)    (9,809,849)   (12,009,384)
   Class C                    (5,355,622)    (3,509,989)    (2,379,776)
   Class I                            --             --             --
                            ------------------------------------------
                             (35,409,631)   (26,684,526)   (27,237,344)
    Increase in net assets
     derived from capital
     share transactions       11,261,361     26,451,832     12,416,478
                            ------------------------------------------
    Net increase in net
     assets                   14,219,569     35,308,522     10,380,848

NET ASSETS:
Beginning of period          115,414,260     80,105,738     69,724,890
                            ------------------------------------------
End of period               $129,633,829   $115,414,260   $ 80,105,738
                            ==========================================
Accumulated distributions
 in excess of net
 investment income at end
 of period                  $ (1,987,068)  $   (191,495)  $   (274,716)
                            ==========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                            CLASS A
                                            YEAR ENDED      THROUGH     -------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002           2001           2000       1999
Net asset value at beginning of period        $  8.77       $  7.97     $  8.22        $  8.37        $  9.20    $  9.71
                                              -------       -------     -------        -------        -------    -------
Net investment income                            0.40(a)       0.39(a)     0.55(a)        0.67(a)(e)     0.73       0.67
Net realized and unrealized gain (loss) on
  investments                                    0.37          0.86       (0.03)         (0.14)(e)      (0.61)     (0.45)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.05)         0.01       (0.15)          0.01          (0.26)      0.00(d)
                                              -------       -------     -------        -------        -------    -------
Total from investment operations                 0.72          1.26        0.37           0.54          (0.14)      0.22
                                              -------       -------     -------        -------        -------    -------
Less dividends and distributions:
  From net investment income                    (0.48)        (0.38)      (0.46)         (0.62)         (0.55)     (0.70)
  From net realized gain on investments            --            --          --             --             --      (0.03)
  Return of capital                                --         (0.08)      (0.16)         (0.07)         (0.14)     (0.00)(d)
                                              -------       -------     -------        -------        -------    -------
Total dividends and distributions               (0.48)        (0.46)      (0.62)         (0.69)         (0.69)     (0.73)
                                              -------       -------     -------        -------        -------    -------
Net asset value at end of period              $  9.01       $  8.77     $  7.97        $  8.22        $  8.37    $  9.20
                                              =======       =======     =======        =======        =======    =======
Total investment return (b)                      8.44%        16.22%(c)    4.78%          6.62%         (1.57%)     2.30%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        4.48%         5.59%+      6.95%          7.95%(e)       8.27%      6.97%
    Net expenses                                 1.41%         1.46%       1.49%          1.44%          1.47%      1.34%
Portfolio turnover rate                            84%           80%         84%           141%           187%       244%
Net assets at end of period (in 000's)        $37,179       $31,042     $18,297        $15,066        $18,909    $19,922

                                                          JANUARY 1,
                                                             2003                            CLASS C
                                            YEAR ENDED      THROUGH     -------------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,                YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002           2001           2000       1999
Net asset value at beginning of period        $  8.75       $  7.95      $ 8.20         $ 8.36         $ 9.19     $9.70
                                              -------       -------      ------         ------         ------     -----
Net investment income                            0.33(a)       0.34(a)     0.49(a)        0.61(a)(e)     0.67      0.60
Net realized and unrealized gain (loss) on
  investments                                    0.39          0.86       (0.03)(e)      (0.15)         (0.61)    (0.45)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.06)         0.01       (0.15)          0.01          (0.26)     0.00(d)
                                              -------       -------      ------         ------         ------     -----
Total from investment operations                 0.66          1.21        0.31           0.47          (0.20)     0.15
                                              -------       -------      ------         ------         ------     -----
Less dividends and distributions:
  From net investment income                    (0.42)        (0.34)      (0.42)         (0.56)         (0.50)    (0.63)
  From net realized gain on investments                          --          --             --             --     (0.03)
  Return of capital                                           (0.07)      (0.14)         (0.07)         (0.13)    (0.00)(d)
                                              -------       -------      ------         ------         ------     -----
Total dividends and distributions               (0.42)        (0.41)      (0.56)         (0.63)         (0.63)    (0.66)
                                              -------       -------      ------         ------         ------     -----
Net asset value at end of period              $  8.99       $  8.75      $ 7.95         $ 8.20         $ 8.36     $9.19
                                              =======       =======      ======         ======         ======     =====
Total investment return (b)                      7.68%        15.55%(c)    3.99%          5.78%         (2.28%)    1.54%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income                        3.73%         4.84%+      6.20%          7.20%(e)       7.52%     6.22%
    Net expenses                                 2.16%         2.21%       2.24%          2.19%          2.22%     2.09%
Portfolio turnover rate                            84%           80%         84%           141%           187%      244%
Net assets at end of period (in 000's)        $14,449       $10,573      $5,967         $2,965         $2,895     $ 768

*    The Fund changed its fiscal year end from December 31 to
     October 31.
**   First offered on January 2, 2004.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sale charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                   CLASS A      CLASS B      CLASS C      CLASS I
Decrease net investment income                     ($0.00)(c)   ($0.00)(c)   ($0.00)(c)
Increase net realized and unrealized gains
  and losses                                         0.00(c)      0.00(c)      0.00(c)
Decrease ratio of net investment income             (0.13%)      (0.13%)      (0.13%)

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 JANUARY 1,
                    2003                                 CLASS B
YEAR ENDED         THROUGH        -----------------------------------------------------
OCTOBER 31,      OCTOBER 31,                     YEAR ENDED DECEMBER 31,
   2004             2003*           2002           2001           2000           1999
  $  8.75          $  7.95        $  8.20        $  8.36        $  9.19        $  9.70
  -------          -------        -------        -------        -------        -------
     0.33(a)          0.34(a)        0.49(a)        0.61(a)(e)     0.67           0.60
     0.39             0.86          (0.03)(e)      (0.15)         (0.61)         (0.45)
    (0.06)            0.01          (0.15)          0.01          (0.26)          0.00(c)
  -------          -------        -------        -------        -------        -------
     0.66             1.21           0.31           0.47          (0.20)          0.15
  -------          -------        -------        -------        -------        -------
    (0.42)           (0.34)         (0.42)         (0.56)         (0.50)         (0.63)
                        --             --             --             --          (0.03)
                     (0.07)         (0.14)         (0.07)         (0.13)         (0.00)(d)
  -------          -------        -------        -------        -------        -------
    (0.42)           (0.41)         (0.56)         (0.63)         (0.63)         (0.66)
  -------          -------        -------        -------        -------        -------
  $  8.99          $  8.75        $  7.95        $  8.20        $  8.36        $  9.19
  =======          =======        =======        =======        =======        =======
     7.68%           15.55%(c)       3.99%          5.78%         (2.28%)         1.54%
     3.73%            4.84%+         6.20%          7.20%(d)       7.52%          6.22%
     2.16%            2.21%+         2.24%          2.19%          2.22%          2.09%
       84%              80%            84%           141%           187%           244%
  $77,933          $73,799        $55,842        $51,694        $47,607        $59,645

       CLASS I
     -----------
     JANUARY 2,
       2004**
       THROUGH
     OCTOBER 31,
        2004
       $ 8.96
       ------
         0.33
         0.16
        (0.02)
       ------
         0.47
       ------
        (0.41)
       ------
        (0.41)
       ------
       $ 9.02
       ======
         5.44%(c)
         4.77%+
         1.12%+
           84%
       $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares and Class I shares were initially offered on September 1, 1998 and January 2, 2004, respectively. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Effective January 1, 2004, the Fund changed its name to MainStay Diversified Income Fund from MainStay Strategic Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time.) Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Options contracts are valued at the last sale price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The total value of securities that were valued in such manner amounted to $162,313 at October 31, 2004.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to

 30   MainStay Diversified Income Fund
market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 7).

(E) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 9).

(F) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR

                                                    www.mainstayfunds.com     31
transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(G) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not effected.

   ACCUMULATED      ACCUMULATED
DISTRIBUTIONS IN    NET REALIZED
  EXCESS OF NET       LOSS ON        ADDITIONAL
INVESTMENT INCOME   INVESTMENTS    PAID-IN CAPITAL
   $(578,931)         $577,366         $1,565
--------------------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, real estate investment trusts gain (loss), paydown and foreign currency gain (loss).

(I) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized, and unrealized gains and losses are incurred.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign

 32   MainStay Diversified Income Fund
currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.60% of the Fund's average daily net assets on assets up to $500 million and 0.55% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively. NYLIM has also voluntarily agreed to an equivalent reduction in the management fee for Class I shares. For the year ended October 31, 2004 the Manager earned from the Fund $764,456.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $32,274 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $16,002, $96,166 and $4,628, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $366,301.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the

                                                    www.mainstayfunds.com     33
respective Funds. Thus the Diversified Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, NYLIFE Distributors held shares of Class B with a value of $7,490,203 which represents 9.6% of Class B net assets and 5.8% of the total Fund's net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,844 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $39,408 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:
RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at October 31, 2004:

                                                                      PRINCIPAL
                                                      DATE(S) OF        AMOUNT/                          10/31/04      PERCENT OF
SECURITY                                             ACQUISITION         SHARES             COST            VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                                   11/26/03      $250,884       $   251,513      $  250,884              0.3%
---------------------------------------------------------------------------------------------------------------------------------
General Chemical Industrial Products, Inc.
  Common Stock                                           5/25/04            52           108,236           7,197              0.0(a)
  Warrants, Series A                                     5/25/04            30            17,145           1,057              0.0(a)
  Warrants, Series B                                     5/25/04            22             4,632             261              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                          10/15/02         9,129             2,472          17,802              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  2nd Lien Note
  11.00%, 3/1/11                                         3/12/04       425,000           422,630         476,000              0.4
---------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                        1/22/04         3,700           172,130         186,850              0.1
  Warrants                                               1/22/04             6                 1               1              0.0(a)
  Warrants, Preferred Class A                            1/22/04         3,350                33              33              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                                 12/28/01-10/17/02           886               413           4,696              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                                           9/11/03        17,266            15,295          21,582              0.0(a)
  Convertible Preferred Stock
  12.00%                                                 12/3/02         1,882            20,961          21,172              0.0(a)
  Warrants                                               9/11/03        17,266            15,295             173              0.0(a)
  Warrants, Class A                                      12/3/02         9,411                94          11,764              0.0(a)
  Warrants, Redeemable Preferred                         12/3/02        11,293               113             113              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                           4/21/04           522                 5          31,336              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                             1/10/02-10/15/02       235,575           159,728         160,191              0.1
---------------------------------------------------------------------------------------------------------------------------------

 34   MainStay Diversified Income Fund

                                                                      PRINCIPAL
                                                      DATE(S) OF        AMOUNT/                          10/31/04      PERCENT OF
SECURITY                                             ACQUISITION         SHARES             COST            VALUE      NET ASSETS
QuadraMed Corp.
  Common Stock                                           4/30/04        27,862       $         3      $   73,834              0.1%
  Convertible Preferred Stock
  5.50%                                                  6/17/04         9,500                25         237,500              0.2
---------------------------------------------------------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11                                    8/16/04      $149,444           178,363         190,100              0.1
  9.96%, due 2/11/11                                     8/16/04        74,300            73,608          74,300              0.1
---------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                            9/4/03           110                 1           1,760              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     $ 1,442,696      $1,768,606              1.4%
---------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 6 -- FEDERAL INCOME TAX:

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $4,552,109 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2007                    $2,045
            2008                     1,959
            2009                       864
            2010                     1,161
            2011                       523
  ---------------------------------------------
                                    $4,552
  ---------------------------------------------

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  UNDISTRIBUTED   ACCUMULATED                        TOTAL
    ORDINARY      CAPITAL AND     UNREALIZED   ACCUMULATED
     INCOME      OTHER LOSSES   APPRECIATION          LOSS
   $374,389      $(4,552,109)     $3,783,030     $(394,690)
  --------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, premium amortization adjustments and bond reorganizations.

The tax character of distributions paid during year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid
from:
  Ordinary Income       $6,238,744  $4,096,153  $3,853,568
  Return of Capital             --     809,635   1,327,627
----------------------------------------------------------
                        $6,238,744  $4,905,788  $5,181,195
----------------------------------------------------------

                                                    www.mainstayfunds.com     35

NOTE 7 -- LOAN COMMITMENTS, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:

As of October 31, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                              UNFUNDED
BORROWER                                     COMMITMENT
Owens Corning, Inc., due 1/1/05               $15,480
-------------------------------------------------------

This commitment is available until maturity date of the respective security.

Foreign currency forward contracts open at October 31, 2004:

                                                                    CONTRACT         CONTRACT           UNREALIZED
                                                                      AMOUNT           AMOUNT        APPRECIATION/
                                                                        SOLD        PURCHASED       (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/24/04          A$     630,933         $461,843             $(8,311)
------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 11/19/04            C$     567,765         $437,237             (28,076)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/17/04                       E    3,000,000       $3,698,100            (117,821)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/1/04                        E      230,713         $288,853              (4,598)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/24/04                       E    5,490,978       $6,863,723            (120,446)
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/23/04             L      841,469       $1,513,803             (25,098)
------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. U.S. Dollar, expiring 11/17/04              SK   5,553,795         $756,261             (24,504)
------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts                                                                                             $(328,854)
------------------------------------------------------------------------------------------------------------------

Written option activity for year ended October 31, 2004 was as follows:

                                        NOTIONAL
                                          AMOUNT   PREMIUM
Options outstanding at
  October 31, 2003                            --       $--
----------------------------------------------------------
Options -- written                    (5,880,000)  (38,857)
----------------------------------------------------------
Options -- buybacks                    4,330,000    35,107
----------------------------------------------------------
Options -- expired                     1,550,000     3,750
----------------------------------------------------------
Options outstanding at
  October 31, 2004                            --       $--
----------------------------------------------------------

Foreign currency held at October 31, 2004:

         CURRENCY               COST     VALUE
Euro             E 107,634  $137,154  $136,916
Pound Sterling   L      55        99       100
----------------------------------------------
                            $137,253  $137,016
----------------------------------------------

 36   MainStay Diversified Income Fund

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of U.S. Government securities were $55,759 and $50,458, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $56,249 and $48,960, respectively.

NOTE 9 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $992,383. The Fund received $1,039,403 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 10 -- LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                   YEAR ENDED
                                OCTOBER 31, 2004
                       CLASS A  CLASS B  CLASS C  CLASS I*
Shares sold              1,941    1,830      972      8
----------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            150      307       36     --(a)
----------------------------------------------------------
                         2,091    2,137    1,008      8
Shares redeemed        (1,503)  (1,896)    (608)     --
----------------------------------------------------------
Net increase
  (decrease)               588      241      400      8
----------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,739    2,303      855
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     102      264       23
---------------------------------------------------------
                                  2,841    2,567      878
Shares redeemed                 (1,599)  (1,159)    (420)
---------------------------------------------------------
Net increase                      1,242    1,408      458
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,977    1,919      668
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     100      317       19
---------------------------------------------------------
                                  2,077    2,236      687
Shares redeemed                 (1,614)  (1,515)    (298)
---------------------------------------------------------
Net increase                        463      721      389
---------------------------------------------------------

(a) Less than one thousand.

* First offered on January 2, 2004.

** The Fund changed its fiscal year end from December 31 to October 31.

NOTE 12 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as

                                                    www.mainstayfunds.com     37
the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 13 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 38   MainStay Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG SIG

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 40   MainStay Diversified Income Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     41

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 42   MainStay Diversified Income Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     43

(MAINSTAY LOGO)

------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06367         [RECYCLE LOGO]                                 MSDI11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    STRATEGIC VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Strategic Value Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                          11
----------------------------------------------------

Financial Statements                              23
----------------------------------------------------

Notes to Financial Statements                     28

Report of Independent Registered Public
Accounting Firm                                   35
----------------------------------------------------

Trustees and Officers                             36
----------------------------------------------------

Proxy Voting Policies and Procedures              38
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        38
----------------------------------------------------

Federal Income Tax Information                    39
----------------------------------------------------

MainStay Funds                                    40

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        4.02%  3.67%     4.54%
Excluding sales charges  10.08   4.85      5.38

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
                                                          FUND                   COMPOSITE INDEX              S&P 500 INDEX
                                                ------------------------         ---------------              -------------
10/22/97                                                   9450                       10000                       10000
                                                           9374                        9646                        9412
                                                           9767                       10372                       11482
                                                          10781                       12074                       14429
                                                          11983                       13125                       15308
                                                          11167                       11726                       11495
                                                           9750                       10812                        9759
                                                          12410                       13638                       11789
10/31/04                                                  13661                       15462                       12899

  --   MainStay Strategic Value Fund  - -  Strategic Value Composite Index
  --   S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       4.19%  3.72%     4.59%
Excluding sales charges  9.19   4.06      4.59

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
                                                          FUND                   COMPOSITE INDEX              S&P 500 INDEX
                                                ------------------------         ---------------              -------------
10/22/97                                                  10000                       10000                       10000
                                                           9920                        9646                        9412
                                                          10256                       10372                       11482
                                                          11237                       12074                       14429
                                                          12396                       13125                       15308
                                                          11460                       11726                       11495
                                                           9935                       10812                        9759
                                                          12556                       13638                       11789
10/31/04                                                  13710                       15462                       12899

  --   MainStay Strategic Value Fund  - -  Strategic Value Composite Index
  --   S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       8.19%  4.06%     4.59%
Excluding sales charges  9.19   4.06      4.59

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                MAINSTAY STRATEGIC VALUE         STRATEGIC VALUE
                                                          FUND                   COMPOSITE INDEX              S&P 500 INDEX
                                                ------------------------         ---------------              -------------
10/22/97                                                10000.00                    10000.00                    10000.00
                                                         9920.00                     9646.00                     9412.00
                                                        10256.00                    10372.00                    11482.00
                                                        11237.00                    12074.00                    14429.00
                                                        12396.00                    13125.00                    15308.00
                                                        11460.00                    11726.00                    11495.00
                                                         9947.00                    10812.00                     9759.00
                                                        12556.00                    13638.00                    11789.00
10/31/04                                                13709.00                    15462.00                    12899.00

  --   MainStay Strategic Value Fund  - -  Strategic Value Composite Index
  --   S&P 500 Index

                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                    YEAR    YEARS    INCEPTION

Strategic Value Composite Index(1)       13.37%    5.07%    6.39%
S&P 500(R) Index(2)                       9.42    -2.22     3.69
Average Lipper flexible portfolio
  fund(3)                                 7.67     1.80     4.19

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (10/22/97) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Strategic Value Fund

1. The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 60%/20%/20%, respectively. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and below Baa by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Strategic Value Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or this composite.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY STRATEGIC VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,028.00       $ 8.67      $1,016.50       $ 8.62
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,024.45       $12.47      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,024.45       $12.47      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

Common Stocks                                                      60.6%
Corporate Bonds                                                    17.2
Convertible Bonds                                                   7.7
Short-Term Investments                                              7.5
Foreign Bonds                                                       2.6
Convertible Preferred Stocks                                        2.4
Yankee Bonds                                                        0.5%
Preferred Stocks                                                    0.4
Loan Assignment                                                     0.2
Cash and Other Assets, Less Liabilities                             0.9

See Portfolio of Investments on page 11 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Rowan Cos., Inc.
 2.  Computer Sciences Corp.
 3.  Navistar International Corp.
 4.  Citigroup, Inc.
 5.  Transocean, Inc.
 6.  Bank of America Corp.
 7.  Northrop Grumman Corp.
 8.  Bowater, Inc.
 9.  St. Paul Travelers Cos., Inc. (The)
10.  General Mills, Inc.

 6   MainStay Strategic Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Donald E. Morgan, Edward Silverstein, and Mark T. Spellman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in foreign and domestic securities in three asset classes. Between 30% and 75% of net assets are normally invested in common stocks that we believe are undervalued, that typically pay dividends, and that are listed on a national securities exchange or are traded on the over-the-counter market. The Fund may invest in non-dividend-paying stocks if they meet the "undervalued" criterion. At least 25% of the Fund's net assets will be invested in fixed-income securities. The Fund invests 10% to 40% in corporate debt securities that are ordinarily in the lower rating categories--rated Baa to B by Moody's or BBB to B by Standard & Poor's(1), or judged to be of comparable creditworthiness by our portfolio management team. The Fund invests 10% to 40% in convertible securities in any rating category or unrated. Up to 20% of net assets may be invested in securities that are rated CCC or below by S&P, at a comparable level by Moody's,(2) or judged by our portfolio management team to be of comparable quality.

EQUITIES

WHAT FACTORS AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

An improving economy, strong growth in corporate profits, and a relatively benign interest-rate and inflation outlook helped the market advance. During the reporting period, there were concerns about higher energy prices, the unsteady pace of job growth, geopolitical tensions, and election-year politics. The 12-month period ended on a strong note, as the elections approached, energy prices eased, and stock valuations appeared more attractive to investors.

WHICH VALUE-ORIENTED STOCKS SHOWED STRONG PERFORMANCE DURING THE REPORTING
PERIOD?

Oil and gas driller Transocean (+84%)(3) advanced as pricing and orders strengthened. Refiners Premcor (+65%) and Valero Energy (+53%) added value as gasoline inventories continued to shrink and refining margins continued to improve. We trimmed the position in Premcor and sold Valero Energy as these stocks approached our price targets.



Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can result is loss of principal when interest rates rise.
1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The roughly equivalent rating by Moody's is Caa. Bonds rated Caa by Moody's Investors Service are deemed by Moody's to be of poor standing. Such issues may be in default or, according to Moody's, elements of danger with respect to principal or interest may be present. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3. Performance percentages reflect the price performance of the securities mentioned for the 12-months ended October 31, 2004, or for the portion of the reporting period the securities were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

                                                     www.mainstayfunds.com     7

ChevronTexaco (+48%) also benefited from higher energy prices. Computer Sciences (+25%) benefited from government and corporate spending on IT services.

WHICH STOCKS DETRACTED FROM PERFORMANCE IN THE EQUITY PORTION OF THE FUND'S PORTFOLIO?

Anticipating difficulties at Merck, we reduced the Fund's position in the stock. Despite the Vioxx recall, we continue to hold Merck shares and are evaluating our long-term view of the company's prospects. Mortgage insurer Radian Group hurt the Fund's performance for the year. The shares dropped 17% by February when we sold the entire position on concerns about the credit quality of the company's insurance portfolio. Automotive-parts manufacturer TRW Automotive (-34%) proved to be a premature purchase. We bought the shares for the Fund on the company's February IPO, but the price fell on concerns about declining automotive production. We used the opportunity to add to the position. Papermaker Bowater (-8%) declined as the paper market's recovery proved more elusive than we had hoped. Near the end of October, the recovery become more evident. The Fund continues to hold the shares. Insurance broker Marsh & McLennan was rocked by an investigation by the New York attorney general, and we decided to sell the Fund's position. The shares were initially purchased in March and were sold in October, but not before dropping 41%.

HIGH-YIELD BONDS

WHAT KEY TRENDS AFFECTED THE HIGH-YIELD BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The high-yield bond market advanced as default rates continued to decline from their peak in 2002. An ongoing economic recovery helped attract new money into the asset class during the reporting period. The supply of new issuance, however, failed to keep up with demand. Significant refinancing activity at lower interest rates tightened yield spreads between high-yield bonds and comparable investment-grade debt. Interest rate hikes by the Federal Open Market Committee in June, August, and September of 2004--each of which raised the targeted federal funds rate by 25 basis points--were widely anticipated by investors.

HOW DID THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO INVEST DURING THE REPORTING PERIOD?

We found only limited buying opportunities, and we had some concerns regarding the quality of newly issued securities. The market's refinancing activity led to higher-than-normal tenders from bond issuers, which increased the Fund's cash position.

WHAT WERE SOME STRONG PERFORMERS IN THE HIGH-YIELD PORTION OF THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

Some metal-related high-yield bonds--such as AK Steel, Algoma Steel, and Allegheny Ludlum--were strong performers for the last 12 months, since metals prices remained solid as North American manufacturing activity increased. Cable companies, including FrontierVision and UGC Europe, also gained ground during the reporting period. In December 2003, UnitedGlobalCom acquired all shares of the recently reorganized UGC Europe. Other cable providers also reported good earnings over the reporting period.

Several high-yield wireless companies performed well. US Unwired, Alamosa, Nextel International, and Mobifon each outperformed related securities in the Credit Suisse First Boston(TM) High Yield Index(4) (the high-yield portion of the Strategic Value Composite Index). The Fund's holdings in Nextel International consisted of equity received as the result of a restructuring at the beginning of 2003.

WERE THERE ANY HIGH-YIELD HOLDINGS THAT DIDN'T MEET YOUR EXPECTATIONS?

High-yield investments in the airline industry had disappointing performance, as airline costs rose with the rising price of oil. Concerns about a possible bankruptcy at Delta Airlines affected our position in the company. Delta sought a resolution with the pilots' union that didn't arrive until the end of October 2004. Delta Airlines and Northwest Airlines were among the Fund's poorest performers during the reporting period. Other high-yield holdings that produced disappointing results were securities issued by utilities company Calpine, restaurant company Family Restaurants, and machinery company Thermadyne Holdings.

DID YOU MAKE ANY SIGNIFICANT HIGH-YIELD PURCHASES OR SALES DURING THE REPORTING PERIOD?

The high-yield portion of the Fund's portfolio lost UGC Europe bonds and took on UnitedGlobalCom debt as part of a corporate action. Other significant additions to the Fund's portfolio included issues of El Paso Production Holdings, Ono Finance, Goodyear Tire & Rubber, and Rainbow National Services. We eliminated Fund holdings in Pacific G&E, Mil-

4. See footnote 1 on page 5 for more information on the Credit Suisse First Boston(TM) High Yield Index.

 8   MainStay Strategic Value Fund
licom International, and Alamosa PCS Holding. We also sold the Nextel International holdings the Fund had received during the company's restructuring.

CONVERTIBLE SECURITIES

WHAT MAJOR FACTORS INFLUENCED THE MARKET FOR CONVERTIBLE BONDS DURING THE 12-MONTH REPORTING PERIOD?

For the 12 months ended October 31, 2004, both stocks and bonds rose, pushing the Credit Suisse First Boston(TM) Convertible Securities Index(5) 7.51% higher. During the same period, convertible bond spreads relative to Treasuries contracted 213 basis points, which helped the performance of convertible bonds.

HOW DID THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO FARE DURING THE REPORTING PERIOD?

The risk/reward profile we seek did not match the strongest performers during the reporting period, which caused the convertible portion of the Fund's portfolio to underperform the convertible portion of the benchmark. We sought to reduce the impact of rising interest rates on the Fund's convertible holdings by focusing on securities that were more sensitive to stock movements than to interest rates. We also sought to reduce interest-rate sensitivity with bonds that have relatively short-term maturities, floating interest-rate structures, put features, or a combination of these characteristics.

HOW DID YOUR INDUSTRY OUTLOOK AFFECT PERFORMANCE IN THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO?

During the reporting period, we significantly overweighted the convertible portion of the Fund's portfolio in energy-related names, particularly oil services and equipment companies. This positioning enhanced the Fund's performance. Our unfavorable outlook for information technology led us to underweight the sector. Unfortunately, a market weighting in semiconductor companies hurt performance. An underweighted position in strong-performing Internet companies, such as Yahoo!, also detracted from performance. We sold nearly all of the airline holdings in the convertible portion of the Fund's portfolio on concerns about high fuel prices, overcapacity, high labor costs, and low barriers to entry.

WHICH SECURITIES IN THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

The convertible portion of the Fund owned convertible bonds in Halliburton. The securities significantly outperformed the market, as the company's oil services and equipment business revenues and profits exceeded analysts' expectations. Tyco International benefited from a new management team, improved profitability, significant free cash flow, and a program to retire debt and decrease interest expense. Devon Energy was a beneficiary of higher energy prices. Transocean found customers willing to pay higher day rates to lease the company's equipment. Fisher Scientific shares rose when the company increased its earnings forecast after several acquisitions during the year. Smurfit-Stone Container, a box manufacturer, saw its shares advance when demand increased and the declining dollar gave the company an advantage over foreign competitors. Mandalay Resorts' convertibles and common stock performed well when the company's newest hotel property, THE HOTEL, opened with high occupancy rates. The share price of Mandalay Resorts climbed even more when the company accepted a takeover offer from MGM Mirage.

WHICH SECURITIES IN THE CONVERTIBLE PORTION OF THE FUND'S PORTFOLIO DETRACTED FROM PERFORMANCE DURING THE REPORTING PERIOD?

Teva Pharmaceuticals was weak, despite successive earnings reports that handily beat analysts' expectations. The company was hurt by new competition and concern about price erosion and disappointing earnings among competitors. Calpine's shares and convertible bonds declined significantly as the company's electric-power business was hurt by mild summer weather. Cypress Semiconductor's shares fell when slowing sales and rising inventories of commodity semiconductors led to earnings disappointments. Delta Airlines and Alaska Air were both hurt by the rise in fuel costs and by airline-industry overcapacity that has forced carriers to lower prices to attract passengers.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We see upside potential in some basic materials and industrial-oriented stocks. We see less potential in areas of the stock market that depend on consumer spending. The energy sector may have staying power, based on the price of oil and foreseeable geopolitical developments. In the high-yield portion of the portfolio, a stronger economy should help reduce default rates and strengthen overall market performance. We believe that the Federal Open Market Committee will continue to raise interest rates into 2005. We will continue to seek convertible opportunities that we believe offer attractive upside potential with limited downside risk.

5. See footnote 1 on page 5 for more information on the Credit Suisse First Boston(TM) Convertible Securities Index.

                                                     www.mainstayfunds.com     9

At a meeting on September 21, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved an Agreement and Plan of Reorganization whereby all of the assets and liabilities of the Fund will be transferred to the MainStay Balanced Fund (a series of Eclipse Funds) in exchange for shares of the MainStay Balanced Fund (the "Reorganization"). Under this Agreement, the Fund would be completely liquidated after the Reorganization. A meeting of shareholders of the Fund has been scheduled for January 18, 2005 in order to vote on the proposed Reorganization. Should shareholders approve a Reorganization, it is scheduled to be effective on or about the close of business on January 21, 2005.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Strategic Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CONVERTIBLE SECURITIES (10.1%)+
CONVERTIBLE BONDS (7.7%)
-----------------------------------------------------------------------------
AIRLINES (0.0%) (b)
Delta Air Lines, Inc.
  8.00%, due 6/3/23                                 $    20,000   $     9,700
                                                                  -----------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The)
  4.00%, due 6/15/34 (c)                                105,000       114,713
                                                                  -----------

CAPITAL MARKETS (0.3%)
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11 (c)                                145,000       129,050
                                                                  -----------

COMMERCIAL BANKS (0.4%)
Wells Fargo & Co.
  1.4438%, due 5/1/33 (g)                               220,000       218,900
                                                                  -----------

COMMUNICATIONS EQUIPMENT (0.3%)
CIENA Corp.
  3.75%, due 2/1/08                                      42,000        35,070
Nortel Networks Corp.
  4.25%, due 9/1/08                                      95,000        91,794
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (c)(e)                              40,000        36,800
                                                                  -----------
                                                                      163,664
                                                                  -----------
CONSUMER FINANCE (0.1%)
Providian Financial Corp.
  3.25%, due 8/15/05                                     45,000        44,775
                                                                  -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
At Home Corp.
  4.75%, due 12/15/06 (e)(f)                            177,810        24,004
                                                                  -----------
ENERGY EQUIPMENT & SERVICES (2.1%)
BJ Services Co.
  0.3954%, due 4/24/22                                  315,000       272,081
Cooper Cameron Corp.
  1.50%, due 5/15/24                                    175,000       179,156
Halliburton Co.
  3.125%, due 7/15/23                                   155,000       186,775
Pride International, Inc.
  2.50%, due 3/1/07                                     183,700       218,833
Schlumberger Ltd.
  Series A
  1.50%, due 6/1/23                                     230,000       247,250
                                                                  -----------
                                                                    1,104,095
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FOOD & STAPLES RETAILING (0.4%)
Whole Foods Market, Inc.
  (zero coupon), due 3/2/18                         $   250,000   $   217,813
                                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
ALZA Corp.
  (zero coupon), due 7/28/20                            235,000       189,763
                                                                  -----------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                             45,000        33,806
Lincare Holdings, Inc.
  3.00%, due 6/15/33                                     40,000        41,350
Quest Diagnostics, Inc.
  1.75%, due 11/30/21                                    50,000        51,500
                                                                  -----------
                                                                      126,656
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.3%)
International Game Technology
  (zero coupon), due 1/29/33                            200,000       150,250
                                                                  -----------

INDUSTRIAL CONGLOMERATES (0.4%)
Tyco International Group S.A.
  Series A
  2.75%, due 1/15/18                                    155,000       219,518
                                                                  -----------

INSURANCE (0.7%)
Aon Corp.
  3.50%, due 11/15/12                                   200,000       230,500
Loews Corp.
  3.125%, due 9/15/07                                    10,000         9,837
XL Capital Ltd.
  (zero coupon), due 5/23/21                            190,000       123,738
                                                                  -----------
                                                                      364,075
                                                                  -----------
IT SERVICES (0.0%) (b)
Electronic Data Systems Corp.
  3.875%, due 7/15/23                                    20,000        20,450
                                                                  -----------

MEDIA (0.6%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                                 10,000         2,350
Liberty Media Corp.
  0.75%, due 3/30/23                                     80,000        87,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09                                $    85,000   $    99,344
Walt Disney Co. (The)
  2.125%, due 4/15/23                                   135,000       145,125
                                                                  -----------
                                                                      333,819
                                                                  -----------
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Industries Ltd.
  0.375%, due 11/15/22                                  180,000       231,525
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Cymer, Inc.
  3.50%, due 2/15/09                                     24,000        23,790
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                     25,000        25,281
Fairchild Semiconductor International, Inc.
  5.00%, due 11/1/08                                     90,000        90,450
LSI Logic Corp.
  4.00%, due 11/1/06                                    130,000       129,837
                                                                  -----------
                                                                      269,358
                                                                  -----------
UTILITIES--ELECTRIC & GAS (0.2%)
Lehman Brothers Holdings, Inc.
  Series TXU (The TXU Corp.)
  1.00%, due 11/3/11 (o)                                125,000       125,938
                                                                  -----------
Total Convertible Bonds (Cost $4,093,906)                           4,058,066
                                                                  -----------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (2.4%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Northrop Grumman Corp.
  7.25% (h)                                               1,600       163,856
                                                                  -----------

AUTOMOBILES (0.1%)
Ford Motor Co. Capital Trust II
  6.50%                                                   1,400        69,986
                                                                  -----------
CONTAINERS & PACKAGING (0.3%)
Temple-Inland, Inc.
  7.50%                                                   2,800       146,020
                                                                  -----------


                                                         SHARES         VALUE
HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp.
  5.50% (c)(d)                                            2,500   $    62,500
                                                                  -----------

INSURANCE (0.6%)
Hartford Financial Services Group, Inc. (The)
  7.00%                                                   2,500       143,425
Prudential Financial, Inc.
  6.75%                                                   2,200       151,844
                                                                  -----------
                                                                      295,269
                                                                  -----------
MACHINERY (0.3%)
Cummins Capital Trust I
  7.00%                                                   1,900       145,825
                                                                  -----------

PAPER & FOREST PRODUCTS (0.4%)
International Paper Capital Trust
  5.25%                                                   3,800       192,375
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (0.3%)
PMI Group, Inc. (The)
  5.875%                                                  6,400       160,000
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  12.00% (d)(i)(k)                                          438         4,928
                                                                  -----------
Total Convertible Preferred Stocks (Cost
  $1,156,474)                                                       1,240,759
                                                                  -----------
Total Convertible Securities (Cost $5,250,380)                      5,298,825
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
CORPORATE BONDS (17.2%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
BE Aerospace, Inc.
  Series B
  8.00%, due 3/1/08                                 $    10,000        10,100
  8.875%, due 5/1/11                                     50,000        52,600
Sequa Corp.
  Series B
  8.875%, due 4/1/08                                     50,000        54,625
                                                                  -----------
                                                                      117,325
                                                                  -----------
AIRLINES (0.4%)
American Airlines, Inc.
  8.608%, due 4/1/11                                     45,000        38,201

 12   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
AIRLINES (CONTINUED)
Delta Air Lines, Inc.
  8.30%, due 12/15/29                               $   144,000   $    51,840
  10.00%, due 8/15/08                                    20,000        10,500
  10.375%, due 12/15/22                                  20,000         7,400
Northwest Airlines, Inc.
  8.875%, due 6/1/06                                     10,000         8,500
  8.97%, due 1/2/15                                      32,014        19,963
  9.875%, due 3/15/07                                    45,000        34,650
  10.00%, due 2/1/09                                     55,000        37,675
                                                                  -----------
                                                                      208,729
                                                                  -----------
AUTO COMPONENTS (0.6%)
Advanced Accessory Systems
  10.75%, due 6/15/11                                     5,000         4,550
Collins & Aikman Products
  12.875%, due 8/24/12 (c)                               70,000        60,550
Dana Corp.
  7.00%, due 3/1/29                                      25,000        24,500
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08                                    12,000        11,640
  6.625%, due 12/1/06                                    20,000        20,600
  8.50%, due 3/15/07                                     30,000        30,750
  2nd Lien Note
  11.00%, due 3/1/11 (c)(k)                             110,000       123,200
Tenneco Automotive, Inc.
  Series B
  10.25%, due 7/15/13                                    20,000        23,300
                                                                  -----------
                                                                      299,090
                                                                  -----------
BUILDING PRODUCTS (0.2%)
Dayton Superior Corp.
  10.75%, due 9/15/08                                    55,000        58,575
Interline Brands, Inc.
  11.50%, due 5/15/11                                    40,000        44,400
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                    30,000        30,300
                                                                  -----------
                                                                      133,275
                                                                  -----------
CAPITAL MARKETS (0.2%)
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                     25,000        25,000
  11.00%, due 5/15/12                                    70,000        71,838
                                                                  -----------
                                                                       96,838
                                                                  -----------
CHEMICALS (0.9%)
Crompton Corp.
  9.875%, due 8/1/12 (c)                                 65,000        71,663
Equistar Chemicals L.P.
  10.625%, due 5/1/11                                    60,000        69,300

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CHEMICALS (CONTINUED)
FMC Corp.
  10.25%, due 11/1/09                               $    45,000   $    52,200
Lyondell Chemical Co.
  10.50%, due 6/1/13                                     55,000        64,900
Millennium America, Inc.
  7.00%, due 11/15/06                                    20,000        20,900
  7.625%, due 11/15/26                                   34,000        32,640
Sovereign Specialty Chemicals, Inc.
  11.875%, due 3/15/10                                   47,000        50,525
Terra Capital, Inc.
  12.875%, due 10/15/08                                  73,000        90,520
                                                                  -----------
                                                                      452,648
                                                                  -----------
COMMERCIAL BANKS (0.1%)
UGS Corp.
  10.00%, due 6/1/12 (c)                                 50,000        56,000
                                                                  -----------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                    15,000        11,475
Geo Sub Corp.
  11.00%, due 5/15/12 (c)                                60,000        57,600
Language Line, Inc.
  11.125%, due 6/15/12 (c)                               60,000        64,200
MemberWorks, Inc.
  9.25%, due 4/1/14 (c)                                  65,000        67,925
Phoenix Color Corp.
  10.375%, due 2/1/09                                    65,000        61,750
Protection One Alarm Monitoring, Inc.
  7.375%, due 8/15/05                                    85,000        85,000
  8.125%, due 1/15/09                                    40,000        34,200
                                                                  -----------
                                                                      382,150
                                                                  -----------
COMMUNICATIONS EQUIPMENT (0.2%)
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                    15,000        15,375
  6.45%, due 3/15/29                                     89,000        76,429
  7.25%, due 7/15/06                                     29,000        30,740
                                                                  -----------
                                                                      122,544
                                                                  -----------
CONSTRUCTION & ENGINEERING (0.5%)
AMSTED Industries, Inc.
  10.25%, due 10/15/11 (c)                               60,000        66,000
J. Ray McDermott, S.A.
  11.00%, due 12/15/13 (c)                               70,000        76,475
Shaw Group, Inc. (The)
  10.75%, due 3/15/10                                    65,000        69,388

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (CONTINUED)
URS Corp.
  11.50%, due 9/15/09                               $    36,000   $    41,400
                                                                  -----------
                                                                      253,263
                                                                  -----------
CONTAINERS & PACKAGING (0.5%)
Consolidated Container Co. LLC
  (zero coupon), due 6/15/09                             65,000        52,975
Owens-Brockway Glass, Inc.
  8.25%, due 5/15/13                                     15,000        16,500
Owens-Illinois, Inc.
  7.15%, due 5/15/05                                      1,000         1,025
  7.80%, due 5/15/18                                     63,000        64,575
  8.10%, due 5/15/07                                     75,000        79,500
Tekni-Plex, Inc.
  8.75%, due 11/15/13 (c)                                25,000        23,844
  Series B
  12.75%, due 6/15/10                                    10,000         7,500
                                                                  -----------
                                                                      245,919
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
Caithness Coso Funding Corp.
  Series B
  9.05%, due 12/15/09                                    44,556        49,457
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                    15,000        16,012
IPC Acquisition Corp.
  11.50%, due 12/15/09                                   65,000        71,825
National Beef Packing Co.
  10.50%, due 8/1/11                                     40,000        41,000
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14 (c)                          70,000        46,025
Rainbow National Services LLC
  8.75%, due 9/1/12 (c)                                  30,000        32,100
  10.375%, due 9/1/14 (c)                                95,000       103,550
UCAR Finance, Inc.
  10.25%, due 2/15/12                                    55,000        62,700
                                                                  -----------
                                                                      422,669
                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Mountain States Telephone & Telegraph Co.
  7.375%, due 5/1/30 (d)                                 25,000        21,625
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                 40,000        39,700
  Series B
  7.50%, due 11/1/08                                     50,000        45,500
  7.50%, due 2/15/14 (c)                                 15,000        14,475

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Corp.
  7.25%, due 9/15/25                                $    15,000   $    13,725
  7.50%, due 6/15/25                                     55,000        51,700
  8.875%, due 6/1/31                                     30,000        30,300
  9.125%, due 3/15/12 (c)                                25,000        28,188
Qwest Services Corp.
  13.50%, due 12/15/07 (c)                               30,000        34,350
  14.00%, due 12/15/10 (c)                               83,000        98,562
  14.00%, due 12/15/14 (c)                               40,000        49,600
TSI Telecommunication Services, Inc.
  Series B
  12.75%, due 2/1/09                                     65,000        72,800
                                                                  -----------
                                                                      500,525
                                                                  -----------
ELECTRIC UTILITIES (0.5%)
Cedar Brakes II LLC
  9.875%, due 9/1/13                                    114,426       129,874
Mirant Americas Generation LLC
  8.50%, due 10/1/21 (e)                                 40,000        37,700
  9.125%, due 5/1/31 (e)                                 65,000        61,750
Southern California Edison Co.
  8.00%, due 2/15/07                                     45,000        49,759
                                                                  -----------
                                                                      279,083
                                                                  -----------
ELECTRICAL EQUIPMENT (0.1%)
Knowles Electronics Holdings, Inc.
  13.125%, due 10/15/09                                  55,000        57,063
                                                                  -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%) (b)
Sensus Metering Systems, Inc.
  8.625%, due 12/15/13                                   10,000        10,300
                                                                  -----------

ENERGY EQUIPMENT & SERVICES (0.4%)
El Paso Natural Gas Co.
  Series A
  7.625%, due 8/1/10                                     40,000        43,250
Lone Star Technologies, Inc.
  Series B
  9.00%, due 6/1/11                                      65,000        69,550
Parker Drilling Co.
  9.625%, due 10/1/13                                     5,000         5,563
  Series B
  10.125%, due 11/15/09                                  20,000        21,075
Pride International, Inc.
  7.375%, due 7/15/14 (c)                                50,000        56,250
                                                                  -----------
                                                                      195,688
                                                                  -----------
FOOD PRODUCTS (0.2%)
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13 (c)                                 10,000         9,450

 14   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Seminis, Inc.
  10.25%, due 10/1/13                               $    30,000   $    33,600
Swift & Co.
  10.125%, due 10/1/09                                   10,000        11,150
  12.50%, due 1/1/10                                     45,000        50,062
                                                                  -----------
                                                                      104,262
                                                                  -----------
GAS UTILITIES (0.2%)
ANR Pipeline, Inc.
  9.625%, due 11/1/21                                    70,000        86,100
Southern Natural Gas Co.
  7.35%, due 2/15/31                                     45,000        45,450
                                                                  -----------
                                                                      131,550
                                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Fisher Scientific International, Inc. 8.00%, due
  9/1/13                                                 75,000        84,562
  8.125%, due 5/1/12                                      5,000         5,575
                                                                  -----------
                                                                       90,137
                                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
AmeriPath, Inc.
  10.50%, due 4/1/13                                     60,000        58,800
Ardent Health Services, Inc.
  10.00%, due 8/15/13                                    25,000        25,562
Caremark Rx, Inc.
  7.375%, due 10/1/06                                    69,000        73,898
Chemed Corp.
  8.75%, due 2/24/11                                     75,000        78,375
HCA, Inc.
  7.50%, due 11/15/95                                   104,000        97,015
National Nephrology
  Associates, Inc.
  9.00%, due 11/1/11 (c)                                 15,000        17,325
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                    75,000        81,750
Vanguard Health Holding Co. II
  9.00%, due 10/1/14 (c)                                 50,000        52,250
                                                                  -----------
                                                                      484,975
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Gaylord Entertainment Co.
  8%, due 11/15/13                                       10,000        10,775
ITT Corp.
  7.375%, due 11/15/15 (l)                               96,000       108,480
Jacobs Entertainment, Inc.
  11.875%, due 2/1/09                                    25,000        28,500
MGM Mirage, Inc.
  6.75%, due 9/1/12 (c)                                  65,000        68,900

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Six Flags, Inc.
  9.625%, due 6/1/14                                $    35,000   $    33,425
  9.75%, due 4/15/13                                     35,000        33,731
Trump Atlantic City Associates
  11.25%, due 5/1/06 (e)                                 70,000        61,425
Venetian Casino Resort LLC
  11.00%, due 6/15/10                                    19,000        21,826
                                                                  -----------
                                                                      367,062
                                                                  -----------
HOUSEHOLD DURABLES (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                     20,000        16,100
Foamex L.P.
  10.75%, due 4/1/09                                     30,000        28,500
                                                                  -----------
                                                                       44,600
                                                                  -----------
INSURANCE (0.2%)
Crum & Forster
  10.375%, due 6/15/13                                   50,000        53,500
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                    55,000        53,968
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (c)(e)                               5,000           125
  9.15%, due 7/1/26 (c)(e)                              155,000         3,875
                                                                  -----------
                                                                      111,468
                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp.
  11.00%, due 5/1/08 (c)(d)(j)                           15,440        13,741
                                                                  -----------

IT SERVICES (0.2%)
Electronic Data Systems Corp.
  Series B
  6.00%, due 8/1/13                                      25,000        25,533
  7.125%, due 10/15/09                                   10,000        10,857
  7.45%, due 10/15/29                                    25,000        25,297
Unisys Corp.
  6.875%, due 3/15/10                                    50,000        53,500
                                                                  -----------
                                                                      115,187
                                                                  -----------
MACHINERY (0.3%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      86,000        81,270
Mueller Group, Inc.
  10.00%, due 5/1/12                                     35,000        37,800
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                      25,000        23,750
                                                                  -----------
                                                                      142,820
                                                                  -----------
MACHINERY & ENGINEERING (0.0%) (b)
Dresser-Rand Group
  7.375%, due 11/1/14 (c)                                20,000        20,950
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (1.7%)
Adelphia Communications Corp.
  9.375%, due 11/15/09 (e)                          $    20,000   $    17,500
  10.25%, due 6/15/11 (e)                                75,000        66,937
  10.25%, due 11/1/06 (e)                                60,000        51,300
Allbritton Communications Co.
  7.75%, due 12/15/12                                    35,000        36,487
American Media Operations, Inc.
  8.875%, due 1/15/11                                    45,000        47,925
Dex Media East LLC
  12.125%, due 11/15/12                                   6,000         7,455
FrontierVision Operating Partners L.P.
  11.00%, due 10/15/06 (e)                              120,000       150,600
Hollinger Participation Trust
  12.125%, due 11/15/10 (c)(j)                           39,357        48,016
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     55,000        58,369
LCE Acquisition Corp.
  9.00%, due 8/1/14 (c)                                  25,000        26,188
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      45,000        45,900
PanAmSat Corp.
  9.00%, due 8/15/14 (c)                                 40,000        42,400
Paxson Communications Corp.
  (zero coupon), due 1/15/09                             60,000        52,200
  10.75%, due 7/15/08                                    50,000        50,375
Radio One, Inc.
  Series B
  8.875%, due 7/1/11                                     40,000        44,200
Spanish Broadcasting System, Inc.
  9.625%, due 11/1/09                                    25,000        26,281
United Artists Theatres Circuit, Inc.
  9.30%, due 7/1/15 (d)                                   9,434         9,623
Vertis, Inc.
  9.75%, due 4/1/09                                      40,000        43,600
Warner Music Group
  7.375%, due 4/15/14 (c)                                25,000        25,688
Young Broadcasting, Inc.
  8.50%, due 12/15/08                                    20,000        21,400
Ziff Davis Media, Inc.
  Series B
  13.00%, due 8/12/09 (j)                                40,891        40,942
                                                                  -----------
                                                                      913,386
                                                                  -----------
METALS & MINING (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                    30,000        28,650
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                   40,000        43,200

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
METALS & MINING (CONTINUED)
Commonwealth Industries, Inc.
  10.75%, due 10/1/06                               $    34,000   $    34,085
United States Steel LLC
  10.75%, due 8/1/08                                     35,000        41,475
                                                                  -----------
                                                                      147,410
                                                                  -----------
MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
  8.54%, due 1/2/15 (e)                                  24,589         7,991
                                                                  -----------

MULTI-UTILITIES & UNREGULATED POWER (1.3%)
AES Corp. (The)
  7.75%, due 3/1/14                                      45,000        48,937
  9.00%, due 5/15/15 (c)                                 85,000        99,025
AES Eastern Energy LP
  9.00%, due 1/2/17                                     122,299       137,587
Calpine Corp.
  7.75%, due 4/15/09                                     25,000        14,125
  8.50%, due 7/15/10 (c)                                128,000        94,080
  8.75%, due 7/15/07                                     15,000        10,725
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                                90,000       102,262
NRG Energy, Inc.
  8.00%, due 12/15/13 (c)                                75,000        82,594
Reliant Energy, Inc.
  9.25%, due 7/15/10                                     15,000        16,650
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (d)                                 33,999        37,711
Tiverton/Rumford Power Associates Ltd., L.P.
  9.00%, due 7/15/18 (c)                                 62,583        44,434
                                                                  -----------
                                                                      688,130
                                                                  -----------
OIL & GAS (0.9%)
El Paso Corp.
  6.95%, due 12/15/07                                    50,000        51,375
El Paso Production Holding Co.
  7.75%, due 6/1/13                                     135,000       140,738
Energy Corp. of America
  Series A
  9.50%, due 5/15/07                                     56,000        53,760
EXCO Resources, Inc.
  7.25%, due 1/15/11                                     40,000        43,300
Forest Oil Corp.
  8.00%, due 6/15/08                                     50,000        55,500
Hilcorp Finance Co.
  10.50%, due 9/1/10 (c)                                  5,000         5,637
Newfield Exploration Co.
  7.625%, due 3/1/11                                      5,000         5,637
  8.375%, due 8/15/12                                     5,000         5,663

 16   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Northwest Pipeline Corp.
  7.125%, due 12/1/25                               $    55,000   $    56,788
Plains Exploration & Production Co.
  Series B
  8.75%, due 7/1/12                                      10,000        11,300
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      60,000        67,200
                                                                  -----------
                                                                      496,898
                                                                  -----------
PAPER & FOREST PRODUCTS (0.9%)
Georgia-Pacific Corp.
  8.625%, due 4/30/25                                   120,000       127,650
  8.875%, due 2/1/10                                    110,000       129,525
  8.875%, due 5/15/31                                    90,000       110,925
  9.375%, due 2/1/13                                     20,000        23,550
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     60,000        63,000
                                                                  -----------
                                                                      454,650
                                                                  -----------
PERSONAL PRODUCTS (0.1%)
Herbalife International, Inc.
  11.75%, due 7/15/10                                    35,000        40,250
                                                                  -----------

PHARMACEUTICALS (0.1%)
WH Holdings Ltd.
  9.50%, due 4/1/11                                      25,000        27,375
                                                                  -----------

REAL ESTATE (0.6%)
American Real Estate Partners L.P.
  8.125%, due 6/1/12 (c)                                 70,000        73,850
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                     24,000        27,360
  11.25%, due 6/15/11                                    66,000        77,220
Crescent Real Estate Equities L.P.
  7.50%, due 9/15/07                                     68,000        70,210
OMEGA Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      65,000        66,625
                                                                  -----------
                                                                      315,265
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                    45,000        38,813
  7.75%, due 5/15/13                                      5,000         4,312
  10.50%, due 5/1/09                                     30,000        26,550
ON Semiconductor Corp.
  13.00%, due 5/15/08                                    15,000        16,950
                                                                  -----------
                                                                       86,625
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SPECIALTY RETAIL (0.1%)
Stratus Technologies, Inc.
  10.375%, due 12/1/08                              $    20,000   $    17,000
Williams Scotsman, Inc.
  10.00%, due 8/15/08                                    40,000        43,600
                                                                  -----------
                                                                       60,600
                                                                  -----------
TOBACCO (0.1%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (c)                                 35,000        37,100
  10.625%, due 9/1/08 (c)                                35,000        36,750
                                                                  -----------
                                                                       73,850
                                                                  -----------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13                                    35,000        31,325
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Alamosa Delaware, Inc.
  (zero coupon), due 7/31/09                             50,000        53,250
  11.00%, due 7/31/10                                    20,000        23,400
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                              50,000        37,625
Dobson Cellular Systems
  (zero coupon), due 11/1/11 (c)(g)                      10,000        10,275
  8.375%, due 11/1/11 (c)                                10,000        10,313
  9.875%, due 11/1/12 (c)                                20,000        19,900
Dobson Communications Corp.
  8.875%, due 10/1/13                                    10,000         6,725
  10.875%, due 7/1/10                                    10,000         7,700
Loral CyberStar, Inc.
  10.00%, due 7/15/06 (e)                                53,000        40,810
Triton PCS, Inc.
  8.50%, due 6/1/13                                      45,000        41,287
US Unwired, Inc.
  10.00%, due 6/15/12                                    30,000        32,475
                                                                  -----------
                                                                      283,760
                                                                  -----------
Total Corporate Bonds (Cost $8,470,956)                             9,087,376
                                                                  -----------

FOREIGN BONDS (2.6%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Heckler & Koch GmbH
  9.25%, due 7/15/11 (c)                            E    40,000        54,189
                                                                  -----------

BROADCASTING & PUBLISHING (0.1%)
Telenet Communications NV
  9.00%, due 12/15/13 (c)                                25,000        34,345
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (0.2%)
Acetex Corp.
  10.875%, due 8/1/09                               $    55,000   $    60,500
Invista
  9.25%, due 5/1/12 (c)                                  55,000        60,500
                                                                  -----------
                                                                      121,000
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Quebecor Media, Inc.
  (zero coupon), due 7/15/11                            112,000       109,200
  11.125%, due 7/15/11                                   19,000        21,992
                                                                  -----------
                                                                      131,192
                                                                  -----------
CONTAINERS & PACKAGING (0.4%)
Crown Euro Holdings S.A.
  9.50%, due 3/1/11                                      70,000        79,800
  10.875%, due 3/1/13                                   115,000       136,563
                                                                  -----------
                                                                      216,363
                                                                  -----------
FOOD & STAPLES RETAILING (0.0%) (b)
Parmalat Finance Corp. BV
  6.25%, due 2/7/05 (e)                             E    70,000        15,137
                                                                  -----------

FOOD PRODUCTS (0.2%)
Burns Philp Capital Property Ltd.
  9.50%, due 11/15/10                               $    15,000        16,425
  10.75%, due 2/15/11                                    60,000        67,200
                                                                  -----------
                                                                       83,625
                                                                  -----------
INSURANCE (0.0%) (b)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$   30,000        21,398
                                                                  -----------

MARINE (0.1%)
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (c)(d)(e)                     $    89,000        64,080
                                                                  -----------

MEDIA (0.5%)
Hollinger, Inc.
  12.875%, due 3/1/11 (c)                                35,000        37,638
Ono Finance PLC
  10.50%, due 5/15/14 (c)                           E   105,000       134,233
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$   55,000        46,938
Telenet Group Holding NV
  (zero coupon), due 6/15/14 (c)                    $    40,000        30,400
                                                                  -----------
                                                                      249,209
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Calpine Canada Energy Finance
  8.50%, due 5/1/08                                     125,000        76,875
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
PAPER & FOREST PRODUCTS (0.2%)
Norske Skog Canada Ltd.
  7.375%, due 3/1/14                                $    30,000   $    31,200
Tembec Industries, Inc.
  7.75%, due 3/15/12                                     65,000        63,700
  8.50%, due 2/1/11                                      30,000        30,675
                                                                  -----------
                                                                      125,575
                                                                  -----------
PERSONAL PRODUCTS (0.1%)
Jafra Cosmetics International, Inc.
  10.75%, due 5/15/11                                    40,000        45,600
                                                                  -----------

ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                    50,000        56,750
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Millicom International Cellular S.A.
  10.00%, due 12/1/13 (c)                                60,000        60,600
                                                                  -----------
Total Corporate Bonds--Foreign (Cost $1,248,409)                    1,355,938
                                                                  -----------

LOAN ASSIGNMENT (0.2%)
-----------------------------------------------------------------------------
CHEMICALS (0.2%)
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11 (g)(k)                             74,722        95,050
                                                                  -----------
Total Loan Assignment (Cost $89,182)                                   95,050
                                                                  -----------

YANKEE BONDS (0.5%) (m)
-----------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                    45,000        45,225
                                                                  -----------

ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                     12,302        12,517
  10.00%, due 11/5/10                                    91,716       104,556
                                                                  -----------
                                                                      117,073
                                                                  -----------
INSURANCE (0.0%) (b)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18                                     5,000         4,412
  7.75%, due 7/15/37                                     10,000         8,400
  8.30%, due 4/15/26                                      5,000         4,513
                                                                  -----------
                                                                       17,325
                                                                  -----------

 18   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
-----------------------------------------------------------------------------
METALS & MINING (0.1%)
Algoma Steel, Inc.
  11.00%, due 12/31/09 (d)                          $    55,000   $    61,600
                                                                  -----------

PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09                                    45,000        45,788
                                                                  -----------
Total Yankee Bonds (Cost $253,938)                                    287,011
                                                                  -----------

                                                         SHARES
COMMON STOCKS (60.6%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
Boeing Co. (The)                                          4,600       229,540
VNorthrop Grumman Corp.                                  14,200       734,850
Raytheon Co.                                              9,335       340,541
                                                                  -----------
                                                                    1,304,931
                                                                  -----------
AUTO COMPONENTS (1.6%)
Delphi Corp.                                             44,894       377,559
TRW Automotive Holdings Corp. (a)                        26,000       477,360
                                                                  -----------
                                                                      854,919
                                                                  -----------
BUILDING PRODUCTS (0.6%)
American Standard Cos., Inc. (a)                          8,256       301,922
                                                                  -----------
CAPITAL MARKETS (2.2%)
Goldman Sachs Group, Inc. (The)                           4,379       430,806
Merrill Lynch & Co., Inc.                                 6,975       376,232
State Street Corp.                                        7,300       328,865
                                                                  -----------
                                                                    1,135,903
                                                                  -----------
CHEMICALS (0.6%)
Air Products & Chemicals, Inc.                            6,066       322,590
General Chemical Industrial Products, Inc.
  (a)(d)(i)(k)                                                9         1,245
                                                                  -----------
                                                                      323,835
                                                                  -----------
COMMERCIAL BANKS (3.5%)
VBank of America Corp.                                   16,916       757,668
PNC Financial Services
  Group, Inc. (The)                                       6,208       324,678
U.S. Bancorp                                             18,100       517,841
Wachovia Corp.                                            4,900       241,130
                                                                  -----------
                                                                    1,841,317
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Pitney Bowes, Inc.                                        7,222       315,963
                                                                  -----------


                                                         SHARES         VALUE
COMMUNICATIONS EQUIPMENT (1.2%)
Nokia Corp.                                              39,800   $   613,716
                                                                  -----------

COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard Co.                                      17,700       330,282
International Business Machines Corp.                     5,319       477,380
                                                                  -----------
                                                                      807,662
                                                                  -----------
CONTAINERS & PACKAGING (1.1%)
Smurfit-Stone Container Corp. (a)                        33,200       576,352
                                                                  -----------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
VCitigroup, Inc.                                         17,790       789,342
JPMorgan Chase & Co.                                      5,940       229,284
                                                                  -----------
                                                                    1,018,626
                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
ALLTEL Corp.                                              9,486       521,066
BellSouth Corp.                                          10,300       274,701
SBC Communications, Inc.                                 18,673       471,680
Verizon Communications, Inc.                             14,588       570,391
                                                                  -----------
                                                                    1,837,838
                                                                  -----------
ELECTRIC UTILITIES (2.3%)
FirstEnergy Corp.                                        11,279       466,161
PPL Corp.                                                 5,900       306,800
Southern Co. (The)                                       13,900       439,101
                                                                  -----------
                                                                    1,212,062
                                                                  -----------
ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class A                           4,100       261,990
                                                                  -----------

ENERGY EQUIPMENT & SERVICES (5.4%)
Diamond Offshore Drilling, Inc.                           5,100       172,380
ENSCO International, Inc.                                12,500       381,875
Pride International, Inc. (a)                            23,200       428,736
VRowan Cos., Inc. (a)                                    43,600     1,113,108
VTransocean, Inc. (a)                                    21,600       761,400
                                                                  -----------
                                                                    2,857,499
                                                                  -----------
FOOD & STAPLES RETAILING (1.9%)
CVS Corp.                                                10,100       438,946
Kroger Co. (The) (a)                                     38,200       577,202
                                                                  -----------
                                                                    1,016,148
                                                                  -----------
FOOD PRODUCTS (3.0%)
Cadbury Schwppes PLC                                     19,300       646,550
VGeneral Mills, Inc.                                     14,800       654,900
Kraft Foods, Inc. Class A                                 9,146       304,653
                                                                  -----------
                                                                    1,606,103
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES         VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (2.0%)
HCA, Inc.                                                 8,900   $   326,896
Laboratory Corp. of America Holdings (a)                  6,900       316,020
QuadraMed Corp. (a)(d)                                    6,368        16,875
Skilled Healthcare Group, Inc. (a)(d)(i)(k)                  27           432
Universal Health Services, Inc. Class B                   9,700       403,132
                                                                  -----------
                                                                    1,063,355
                                                                  -----------
HOUSEHOLD PRODUCTS (1.5%)
Energizer Holdings, Inc. (a)                              7,404       343,768
Kimberly-Clark Corp.                                      7,348       438,455
                                                                  -----------
                                                                      782,223
                                                                  -----------
INSURANCE (4.6%)
Allstate Corp. (The)                                     11,515       553,756
American International Group, Inc.                        4,400       267,124
Hartford Financial Services Group, Inc. (The)             7,912       462,694
Prudential Financial, Inc.                               10,400       483,288
VSt. Paul Travelers Cos., Inc. (The)                     19,951       677,536
                                                                  -----------
                                                                    2,444,398
                                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(d)(i)(k)                                 2,477         4,830
Remote Dynamics, Inc. (a)                                 1,478         1,404
                                                                  -----------
                                                                        6,234
                                                                  -----------
IT SERVICES (2.0%)
VComputer Sciences Corp. (a)                             20,872     1,036,712
                                                                  -----------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Mattel, Inc.                                             31,700       555,067
                                                                  -----------

MACHINERY (1.6%)
Morris Material Handling, Inc. (a)(d)(i)(k)                 197         1,044
VNavistar International Corp. (a)                        23,600       815,380
Thermadyne Holdings Corp. (a)(d)                          2,474        25,977
                                                                  -----------
                                                                      842,401
                                                                  -----------
MEDIA (0.2%)
UnitedGlobalCom, Inc. (a)                                16,073       120,226
                                                                  -----------

METALS & MINING (0.9%)
ACP Holding Co. (a)(c)(d)                                10,780        15,092
Alcoa, Inc.                                              14,575       473,687
                                                                  -----------
                                                                      488,779
                                                                  -----------


                                                         SHARES         VALUE
OIL & GAS (4.5%)
ChevronTexaco Corp.                                      10,410   $   552,355
ExxonMobil Corp.                                         12,012       591,231
Kerr-McGee Corp.                                          9,600       568,512
Premcor, Inc. (a)                                         8,700       339,648
Unocal Corp.                                              7,950       331,912
                                                                  -----------
                                                                    2,383,658
                                                                  -----------
PAPER & FOREST PRODUCTS (2.1%)
VBowater, Inc.                                           18,400       677,856
MeadWestvaco Corp.                                       12,980       409,259
                                                                  -----------
                                                                    1,087,115
                                                                  -----------
PHARMACEUTICALS (2.0%)
Bristol-Myers Squibb Co.                                 12,000       281,160
Merck & Co., Inc.                                        13,900       435,209
Pfizer, Inc.                                             11,200       324,240
                                                                  -----------
                                                                    1,040,609
                                                                  -----------
ROAD & RAIL (1.0%)
Burlington Northern Santa Fe Corp.                       12,173       508,953
                                                                  -----------

SOFTWARE (1.0%)
BMC Software, Inc. (a)                                   28,300       535,436
                                                                  -----------

SPECIALTY RETAIL (1.2%)
Gap, Inc. (The)                                          30,500       609,390
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (1.0%)
PMI Group, Inc. (The)                                    13,800       535,716
                                                                  -----------

TOBACCO (0.0%) (b)
North Atlantic Trading Co., Inc. (a)(d)(i)(k)               130         7,804
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc. (a)(d)(i)(k)                    4,021         5,026
US Unwired, Inc. (a)                                        348         1,079
                                                                  -----------
                                                                        6,105
                                                                  -----------
Total Common Stocks (Cost $29,314,689)                             31,940,967
                                                                  -----------

 20   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES         VALUE
PREFERRED STOCKS (0.4%)
-----------------------------------------------------------------------------
MEDIA (0.1%)
Haights Cross
  Communications, Inc.
  16.00%, Class B (d)(k)                                    900   $    45,450
Ziff Davis Media, Inc.
  10.00%, Series E-1 (d)                                     10         5,200
                                                                  -----------
                                                                       50,650
                                                                  -----------
REAL ESTATE (0.3%)
Sovereign Real Estate
  Investment Corp.
  12.00%, Series A (c)                                       97       145,500
                                                                  -----------
Total Preferred Stocks (Cost $128,636)                                196,150
                                                                  -----------

WARRANTS (0.0%) (b)
-----------------------------------------------------------------------------
CHEMICALS (0.0%) (b)
General Chemical Industrial Products, Inc.
  Series A
  Strike Price $195.43
  Expire 3/31/11 (a)(d)(i)(k)                                 5           176
  Series B
  Strike Price $376.03
  Expire 3/31/11 (a)(d)(i)(k)                                 4            47
                                                                  -----------
                                                                          223
                                                                  -----------
MEDIA (0.0%) (b)
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(i)(k)                                3             0(n)
  Preferred Class A
  Strike Price $0.001
  Expire 12/10/11 (a)(d)(i)(k)                              870             9
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (a)(c)(d)(i)                               110             1
Ziff Davis Media, Inc.
  Strike Price $0.01
  Expire 8/12/12 (a)(c)                                   1,958           196
                                                                  -----------
                                                                          206
                                                                  -----------


                                                         SHARES         VALUE
METALS & MINING (0.0%) (b)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (c)(d)                                  10,519   $    14,726
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             4,021            40
  Class A
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             2,192         2,740
  Redeemable Preferred
  Strike Price $0.01
  Expire 12/2/12 (a)(d)(i)(k)                             2,630            26
Ubiquitel Operating Co.
  Strike Price $22.74
  Expire 4/15/10 (a)(c)(d)                                   65             1
                                                                  -----------
                                                                        2,807
                                                                  -----------
  Total Warrants
    (Cost $17,953)                                                     17,962
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (7.4%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $   640,000       639,968
Federal National Mortgage Association
  1.74%, due 11/10/04                                 1,490,000     1,489,352
International Business Machines Corp.
  1.70%, due 11/1/04                                    630,000       630,000
Lilly (Eli) & Co.
  1.72%, due 11/3/04                                    275,000       274,974
UBS Finance (Delaware) LLC
  1.84%, due 11/1/04                                    880,000       880,000
                                                                  -----------
Total Commercial Paper (Cost $3,914,294)                            3,914,294
                                                                  -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.1%)
-----------------------------------------------------------------------------
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05 (e)(g)(k)(p)                    $    70,672   $    48,057
                                                                  -----------
Total Short-Term Loan
  Assignment & Participation (Cost $47,919)                            48,057
                                                                  -----------
Total Short-Term Investments (Cost $3,962,213)                      3,962,351
                                                                  -----------
Total Investments (Cost $48,736,356) (q)                   99.1%   52,241,630(r)
Cash and Other Assets,
  Less Liabilities                                          0.9       487,610
                                                    -----------   -----------
Net Assets                                                100.0%  $52,729,240
                                                    ===========   ===========

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issuer in bankruptcy.
(g) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(h) Equity Units--each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(i) Fair valued security. The total market value of these securities at October 31, 2004 is $28,348, which reflects 0.1% of the Fund's net assets.
(j) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)   Restricted security.
(l)   Partially segregated for unfunded loan commitments.
(m) Yankee Bond--Dollar-denominated bond issued in the United States by a foreign bank or corporation.
(n)   Less than one dollar.
(o) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(p) This security has additional commitments and contingen-cies. (See Note 7.)
(q) The cost for federal income tax purposes is $49,012,030.
(r)   At October 31, 2004, net unrealized appreciation was
      $3,229,600 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,236,471 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,006,871.
      The following abbreviations are used in the above portfolio:
      C$ -- Canadian Dollar
      E -- Euro
      L -- Pound Sterling

 22   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $48,736,356)                              $52,241,630
Cash                                                   1,631
Receivables:
  Investment securities sold                         637,732
  Dividends and interest                             340,920
  Fund shares sold                                    49,418
Other assets                                          10,128
                                                 -----------
    Total assets                                  53,281,459
                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased                    354,076
  Transfer agent                                      42,439
  NYLIFE Distributors                                 34,704
  Fund shares redeemed                                29,998
  Manager                                             18,191
  Custodian                                            6,799
  Trustees                                               693
Accrued expenses                                      65,319
                                                 -----------
    Total liabilities                                552,219
                                                 -----------
Net assets                                       $52,729,240
                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                        $    14,638
  Class B                                             33,213
  Class C                                              1,303
Additional paid-in capital                        51,437,902
Accumulated undistributed net investment income       16,055
Accumulated net realized loss on investments
  and written option transactions                 (2,279,907)
Net unrealized appreciation on investments         3,505,274
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                             762
                                                 -----------
Net assets                                       $52,729,240
                                                 ===========
CLASS A
Net assets applicable to outstanding shares      $15,721,893
                                                 ===========
Shares of beneficial interest outstanding          1,463,750
                                                 ===========
Net asset value per share outstanding            $     10.74
Maximum sales charge (5.50% of offering price)          0.63
                                                 -----------
Maximum offering price per share outstanding     $     11.37
                                                 ===========
CLASS B
Net assets applicable to outstanding shares      $35,609,846
                                                 ===========
Shares of beneficial interest outstanding          3,321,278
                                                 ===========
Net asset value and offering price
  per share outstanding                          $     10.72
                                                 ===========
CLASS C
Net assets applicable to outstanding shares      $ 1,397,501
                                                 ===========
Shares of beneficial interest outstanding            130,340
                                                 ===========
Net asset value and offering price
  per share outstanding                          $     10.72
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  693,602
  Interest                                         1,181,386
                                                  ----------
    Total income                                   1,874,988
                                                  ----------
EXPENSES:
  Manager                                            370,612
  Distribution -- Class B                            259,167
  Distribution -- Class C                              8,490
  Transfer agent                                     252,043
  Service -- Class A                                  34,318
  Service -- Class B                                  86,389
  Service -- Class C                                   2,830
  Shareholder communication                           51,053
  Professional                                        43,729
  Registration                                        36,727
  Custodian                                           29,101
  Recordkeeping                                       19,804
  Trustees                                             7,685
  Miscellaneous                                       50,460
                                                  ----------
    Total expenses before reimbursement            1,252,408
Expenses reimbursed by Manager                      (144,698)
                                                  ----------
    Net expenses                                   1,107,710
                                                  ----------
Net investment income                                767,278
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            1,333,399
  Foreign currency transactions                       27,646
                                                  ----------
Net realized gain on investments and foreign
  currency transactions                            1,361,045
                                                  ----------
Net change in unrealized appreciation on:
  Security transactions                            2,044,112
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward transactions                                 632
                                                  ----------
Net unrealized gain on investments and foreign
  currency transactions                            2,044,744
                                                  ----------
Net realized and unrealized gain on investments
  and foreign currency transactions                3,405,789
                                                  ----------
Net increase in net assets resulting from
  operations                                      $4,173,067
                                                  ==========

 24   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004         2003*          2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income        $   767,278   $   686,006   $   745,823
 Net realized gain (loss) on
  investments, written
  option and foreign
  currency transactions         1,361,045      (979,123)   (1,987,695)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         2,044,744     7,359,073    (4,596,623)
                              ---------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    4,173,067     7,065,956    (5,838,495)
                              ---------------------------------------
Dividends to shareholders:
   From net investment income:

   Class A                       (300,080)     (194,845)     (207,179)
   Class B                       (498,039)     (418,040)     (519,324)
   Class C                        (16,352)       (8,943)      (10,070)
                              ---------------------------------------
 Total dividends to
  shareholders                   (814,471)     (621,828)     (736,573)
                              ---------------------------------------
Capital share transactions:
 Net proceeds from sale of shares:

   Class A                      7,096,786     3,808,940     2,772,185
   Class B                      7,403,849     5,036,688     4,566,761
   Class C                        891,313       371,225       613,586
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:

   Class A                        266,266       186,193       198,269
   Class B                        476,374       401,912       500,414
   Class C                         11,807         6,547         6,900
                              ---------------------------------------
                               16,146,395     9,811,505     8,658,115

Cost of shares redeemed:

   Class A                     (3,137,101)   (2,165,249)   (1,991,966)
   Class B                     (5,187,462)   (3,700,342)   (4,692,754)
   Class C                       (347,045)     (223,176)     (347,675)
                              ---------------------------------------
                               (8,671,608)   (6,088,767)   (7,032,395)
    Increase in net assets
     derived from capital
     share transactions         7,474,787     3,722,738     1,625,720
                              ---------------------------------------
    Net increase (decrease)
     in net assets             10,833,383    10,166,866    (4,949,348)

                                     2004         2003*          2002

NET ASSETS:
Beginning of period           $41,895,857   $31,728,991   $36,678,339
                              ---------------------------------------
End of period                 $52,729,240   $41,895,857   $31,728,991
                              =======================================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $    16,055   $    35,047   $   (37,568)
                              =======================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                          CLASS A
                                            YEAR ENDED      THROUGH     ----------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001            2000       1999
Net asset value at beginning of period        $  9.97       $  8.36     $ 10.12    $ 10.55         $ 11.15    $ 10.18
                                              -------       -------     -------    -------         -------    -------
Net investment income                            0.22          0.22(a)     0.26       0.28(a)(e)      0.31       0.22
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                   0.78          1.58       (1.77)     (0.20)(e)        0.29       1.15
                                              -------       -------     -------    -------         -------    -------
Total from investment operations                 1.00          1.80       (1.51)      0.08            0.60       1.37
                                              -------       -------     -------    -------         -------    -------
Less dividends and distributions:
  From net investment income                    (0.23)        (0.19)      (0.25)     (0.30)          (0.33)     (0.23)
  From net realized gain on investments            --            --          --      (0.21)          (0.87)     (0.17)
                                              -------       -------     -------    -------         -------    -------
Total dividends and distributions               (0.23)        (0.19)      (0.25)     (0.51)          (1.20)     (0.40)
                                              -------       -------     -------    -------         -------    -------
Net asset value at end of period              $ 10.74       $  9.97     $  8.36    $ 10.12         $ 10.55    $ 11.15
                                              =======       =======     =======    =======         =======    =======
Total investment return (b)                     10.08%        21.85%(d)  (14.98%)     0.81%           5.78%     13.59%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        2.09%         2.87%+      2.78%      2.62%(e)        2.76%      1.97%
    Net expenses                                 1.70%         1.70%+      1.74%      1.83%           1.82%      1.69%
    Expenses (before reimbursement)              1.99%         2.25%+      2.14%      1.83%           1.82%      1.69%
Portfolio turnover rate                            36%           39%         53%        82%            113%       122%
Net assets at end of period (in 000's)        $15,722       $10,604     $ 7,174    $ 7,636         $19,278    $18,899

                                                          JANUARY 1,
                                                             2003                          CLASS C
                                            YEAR ENDED      THROUGH     ----------------------------------------------
                                            OCTOBER 31,   OCTOBER 31               YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001            2000       1999
Net asset value at beginning of period        $ 9.96        $ 8.35       $10.10     $10.54          $11.13     $10.17
                                              ------        ------       ------     ------          ------     ------
Net investment income                           0.14          0.16(a)      0.19       0.20(a)(e)      0.23       0.14
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                  0.77          1.58        (1.76)     (0.21)(e)        0.30       1.14
                                              ------        ------       ------     ------          ------     ------
Total from investment operations                0.91          1.75        (1.57)     (0.01)           0.53       1.28
                                              ------        ------       ------     ------          ------     ------
Less dividends and distributions:
  From net investment income                   (0.15)        (0.13)       (0.18)     (0.22)          (0.25)     (0.15)
  From net realized gain on investments           --            --           --      (0.21)          (0.87)     (0.17)
                                              ------        ------       ------     ------          ------     ------
Total dividends and distributions              (0.15)        (0.14)       (0.18)     (0.43)          (1.12)     (0.32)
                                              ------        ------       ------     ------          ------     ------
Net asset value at end of period              $10.72        $ 9.96       $ 8.35     $10.10          $10.54     $11.13
                                              ======        ======       ======     ======          ======     ======
Total investment return (b)                     9.19%        21.19%(d)   (15.58%)    (0.07%)          5.07%     12.64%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       1.34%         2.12%+       2.03%      1.87%(e)        2.01%      1.22%
    Net expenses                                2.45%         2.45%+       2.49%      2.58%           2.57%      2.44%
    Expenses (before reimbursement)             2.74%         3.00%+       2.89%      2.58%           2.57%      2.44%
Portfolio turnover rate                           36%           39%          53%        82%            113%       122%
Net assets at end of period (in 000's)        $1,398        $  770       $  517     $  358          $  260     $  154

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A           Class B           Class C
                                                              ---------------   ---------------   ---------------
Decrease net investment income..............................      ($0.00)(c)        ($0.00)(c)        ($0.00)(c)
Increase net realized and unrealized gains and losses.......        0.00(c)           0.00)(c)          0.00(c)
Decrease ratio of net investment income.....................       (0.03%)           (0.03%)           (0.03%)

 26   MainStay Strategic Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                          CLASS B
YEAR ENDED      THROUGH     ----------------------------------------------
OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001            2000       1999
  $  9.96       $  8.35     $ 10.10    $ 10.54         $ 11.13    $ 10.17
  -------       -------     -------    -------         -------    -------
     0.14          0.16(a)     0.19       0.20(a)(e)      0.23       0.14
     0.77          1.59       (1.76)     (0.21)(e)        0.30       1.14
  -------       -------     -------    -------         -------    -------
     0.91          1.75       (1.57)     (0.01)           0.53       1.28
  -------       -------     -------    -------         -------    -------
    (0.15)        (0.14)      (0.18)     (0.22)          (0.25)     (0.15)
       --            --          --      (0.21)          (0.87)     (0.17)
  -------       -------     -------    -------         -------    -------
    (0.15)        (0.14)      (0.18)     (0.43)          (1.12)     (0.32)
  -------       -------     -------    -------         -------    -------
  $ 10.72       $  9.96     $  8.35    $ 10.10         $ 10.54    $ 11.13
  =======       =======     =======    =======         =======    =======
     9.19%        21.20%(d)  (15.58%)    (0.07%)          5.07%     12.64%
     1.34%         2.12%+      2.03%      1.87%(e)        2.01%      1.22%
     2.45%         2.45%+      2.49%      2.58%           2.57%      2.44%
     2.74%         3.00%+      2.89%      2.58%           2.57%      2.44%
       36%           39%         53%        82%            113%       122%
  $35,610       $30,521     $24,038    $28,684         $30,134    $35,702

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2004, the Fund held securities with a value of $28,348 that were valued in such manner. Options contracts are valued at the last posted settlement price on the market where any such options or futures are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading.

 28   MainStay Strategic Value Fund

When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 7.)

(D) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                                    www.mainstayfunds.com     29

The following table discloses the current year reclassification between accumulated undistributed net investment income, accumulated net realized loss on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED    ACCUMULATED
 UNDISTRIBUTED   NET REALIZED
NET INVESTMENT     LOSS ON       ADDITIONAL
    INCOME       INVESTMENTS   PAID-IN CAPITAL
    $28,201       $(27,678)      $(523)
----------------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), and paydown gain (loss).

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average

 30   MainStay Strategic Value Fund
daily net assets of the Class A, Class B and Class C shares, respectively. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.75% of the Fund's average daily net assets on assets up to $500 million and 0.70% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.40%, 2.15% and 2.15% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $370,612 and reimbursed the Fund $144,698.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $11,973 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $252, $28,072 and $758, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $252,043.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Strategic Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,536 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,804 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                    www.mainstayfunds.com     31

Restricted securities held at October 31, 2004:

                                                                          PRINCIPAL
                                                          DATE(S) OF        AMOUNT/                     10/31/04      PERCENT OF
SECURITY                                                 ACQUISITION         SHARES           COST         VALUE      NET ASSETS
General Chemical Industrial Products, Inc.
  Common Stock                                               5/25/04             9       $  19,456      $  1,245             0.0%(a)
  Warrants, Series A                                         5/25/04             5           2,968           176             0.0(a)
  Warrants, Series B                                         5/25/04             4             875            47             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                       6/21/01-3/13/02         2,477             651         4,830             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  2nd Lien Note
  11.00%, due 3/1/11                                         5/25/04      $110,000         109,387       123,200             0.2
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%, Class B                                            1/15/04           900          41,869        45,450             0.1
  Warrants                                                   1/15/04             3               0(b)          0(b)          0.0(a)
  Warrants, Preferred Class A                                1/15/04           870               9             9             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Morris Material Handling, Inc.
  Common Stock                                       3/5/99-10/22/01           197             102         1,044             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
NEON Communications, Inc.
  Common Stock                                               9/11/03         4,021           3,563         5,026             0.0(a)
  Convertible Preferred Stock
  12.00%                                                     12/3/02           438           4,882         4,928             0.0(a)
  Warrants                                                   9/11/03         4,021           3,563            40             0.0(a)
  Warrants, Class A                                          12/3/02         2,192              22         2,740             0.0(a)
  Warrants, Redeemable Preferred                             12/3/02         2,630              26            26             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                               4/21/04           130               1         7,804             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/05                                   1/10/02-6/6/02        70,672          47,919        48,057             0.1
--------------------------------------------------------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.
  Bank debt, Term Loan
  9.092%, due 2/11/11                                        8/16/04        74,722          89,181        95,050             0.2
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                               2/23/03            27               0(b)        432             0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         $ 324,474      $340,104             0.6%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.
(b) Less than one dollar.

NOTE 6 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

     UNDISTRIBUTED    ACCUMULATED                      TOTAL
        ORDINARY      CAPITAL AND     UNREALIZED    ACCUMULATED
         INCOME       OTHER LOSSES   APPRECIATION      GAIN
         $66,222      $(2,004,747)    $3,230,362    $1,291,837
---------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, premium amortization adjustments and bond reorganizations.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $2,004,747 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss

 32   MainStay Strategic Value Fund
carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)
            2010                   $  345
            2011                    1,660
  ---------------------------------------------
                                   $2,005
  ---------------------------------------------

The tax character of distributions paid during the year ended October 31, 2004, ten months ended October 31, 2003 and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid
from:
  Ordinary Income         $814,471    $621,828    $736,573
----------------------------------------------------------

NOTE 7 -- LOAN COMMITMENTS:

COMMITMENTS AND CONTINGENCIES. As of October 31, 2004, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                              UNFUNDED
BORROWER                                     COMMITMENT
Owens Corning, Inc., due 1/1/05                $4,170
-------------------------------------------------------

This commitment is available until maturity date of the respective security.

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $23,919 and $16,233, respectively.
NOTE 9 -- LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C

Shares sold                         670      702     85
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      25       45      1
---------------------------------------------------------
                                    695      747     86
---------------------------------------------------------
Shares redeemed                   (294)    (491)   (33)
---------------------------------------------------------
Net increase                        401      256     53
---------------------------------------------------------

                                   JANUARY 1, THROUGH
                                    OCTOBER 31, 2003*
                                CLASS A  CLASS B  CLASS C

Shares sold                         425      553       39
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      21       45        1
---------------------------------------------------------
                                    446      598       40
---------------------------------------------------------
Shares redeemed                   (241)    (412)     (25)
---------------------------------------------------------
Net increase                        205      186       15
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                         302      496       65
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      23       57        1
---------------------------------------------------------
                                    325      553       66
---------------------------------------------------------
Shares redeemed                   (222)    (513)     (39)
---------------------------------------------------------
Net increase                        103       40       27
---------------------------------------------------------

(a)  Less than one thousand.
 *  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 11 -- SPECIAL MEETING OF SHAREHOLDERS:

The Board of Trustees of the Trust has called a Special Meeting of Shareholders ("Special Meeting") of the Fund, scheduled to be held on January 18, 2005. At the Special Meeting, shareholders will vote on a proposed reorganization of the Fund into the MainStay Balanced Fund, a series of Eclipse Funds.

                                                    www.mainstayfunds.com     33

NOTE 12 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 13 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 34   MainStay Strategic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Strategic Value Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Strategic Value Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG SIG

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     35

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 36   MainStay Strategic Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     37

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 38   MainStay Strategic Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 78.0% to arrive at the amount eligible for qualified dividend income and 80.3% for the corporate dividend received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

 40   MainStay Strategic Value Fund

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06369         [RECYCLE LOGO]                                 MSST11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    BLUE CHIP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Blue Chip Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              12
----------------------------------------------------
Notes to Financial Statements                     18

Report of Independent Registered Public
Accounting Firm                                   22
----------------------------------------------------

Trustees and Officers                             23
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -3.08%  -8.81%    -1.65%
Excluding sales charges   2.56   -7.77     -0.78

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                      9450                              10000
                                                                            9289                              10133
                                                                           13466                              12734
                                                                           15479                              13510
                                                                            9445                              10146
                                                                            7332                               8613
                                                                            8763                              10404
10/31/04                                                                    8987                              11385

  --   MainStay Blue Chip Growth Fund  --   S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -3.15%  -8.83%    -1.50%
Excluding sales charges   1.85   -8.47     -1.50

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                     10000                              10000
                                                                            9810                              10133
                                                                           14120                              12734
                                                                           16110                              13510
                                                                            9752                              10146
                                                                            7515                               8613
                                                                            8907                              10404
10/31/04                                                                    9072                              11385

  --   MainStay Blue Chip Growth Fund  --   S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       0.85%  -8.47%    -1.50%
Excluding sales charges  1.85   -8.47     -1.50

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                 MAINSTAY BLUE CHIP GROWTH
                                                                            FUND                          S&P 500 INDEX
                                                                 -------------------------                -------------
6/1/98                                                                     10000                              10000
                                                                            9810                              10133
                                                                           14120                              12734
                                                                           16110                              13510
                                                                            9752                              10146
                                                                            7515                               8613
                                                                            8907                              10404
10/31/04                                                                    9072                              11385

  --   MainStay Blue Chip Growth Fund  --   S&P 500 Index

                                        ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                   YEAR   YEARS   INCEPTION

S&P 500(R) Index(1)                     9.42%  -2.22%     2.04%
Average Lipper large-cap growth
  fund(2)                               2.67   -6.49     -0.60

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Blue Chip Growth Fund

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BLUE CHIP GROWTH FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS(1)                          5/1/04            10/31/04           PERIOD          EXPENSES)           PERIOD
CLASS A                                $1,000.00          $999.00            $ 9.85          $1,015.20           $ 9.93
------------------------------------------------------------------------------------------------------------------------

CLASS B                                $1,000.00          $996.75            $13.60          $1,011.45           $13.70
------------------------------------------------------------------------------------------------------------------------

CLASS C                                $1,000.00          $996.75            $13.60          $1,011.45           $13.70
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

Common Stocks                                                      99.0%
Cash and Other Assets (less liabilities)                            1.0

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Time Warner, Inc.
 2.  Microsoft Corp.
 3.  Walgreen Co.
 4.  Amgen, Inc.
 5.  Medtronic, Inc.
 6.  Citigroup, Inc.
 7.  Wal-Mart Stores, Inc.
 8.  United Technologies Corp.
 9.  Tiffany & Co.
10.  State Street Corp.

 6   MainStay Blue Chip Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Howard F. Ward of Gabelli Asset Management Company

CAN YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?

The Fund normally invests at least 80% of its total assets in common stocks and other securities issued by U.S. blue-chip companies. We define blue-chip firms as those possessing leading market characteristics and certain financial characteristics. These companies generally have market capitalizations of at least $2 billion and revenues greater than $500 million. In implementing this strategy, we look for companies that we believe have superior earnings-per-share growth prospects and above-average or expanding market shares, profit margins, and returns on equity.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

When the reporting period began, the economy appeared to be on sound footing. Many of the positive fundamentals that contributed to calendar year 2003's rise in prices remained solidly in place. With the stock market rising, investor demand for equities was strong, and on December 11, 2003, the Dow Jones Industrial Average(1) closed above 10,000 for the first time in nearly 20 months. Toward the end of January 2004, the Dow Jones Industrial Average and the Nasdaq(R) Composite Index(2) both reached levels not seen since before September 11, 2001. The chief factor boosting the stock market's rise was the dramatic improvement in corporate profits.

In February 2004, however, the stock market began to stagnate as investor confidence began to wane. Despite continued economic growth and strength in corporate profits that remained throughout the first half of 2004, the stock market had a difficult time gaining traction. At various times, investors appeared preoccupied with any number of issues--from economic uncertainty and inflationary pressures to interest-rate prospects and terrorism concerns. The stock market subsequently moved modestly lower during the third quarter of 2004. One could argue that the market held up relatively well in the face of persistent concerns, including continued hostilities in Iraq and sharply rising oil prices. Near the end of October 2004, the market rallied, as oil prices moderated somewhat and third-quarter corporate profits trended higher.

WHICH STOCKS WERE AMONG THE FUND'S STRONG PERFORMERS FOR THE REPORTING PERIOD?

Among the stocks held throughout the entire fiscal year, the five best performers were QUALCOMM (+75.2%),(3) eBay (+74.6%), Symantec (+70.9%), Starbucks (+67.3%), and Occidental Petroleum (+58.3%). Digital wireless leader QUALCOMM rose steadily throughout the period on solid fundamental performance. While most wireless chipset makers experienced mixed results during the Fund's fiscal year, QUALCOMM surpassed earnings expectations during the fourth quarter 2003 and in the first and second quarters of 2004. In addition, earnings grew over 50% during the company's fiscal year, which ended September 2004.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The five worst-performing stocks were Veritas Software (-39.4%), Tiffany (-38.2%), Charles Schwab (-32.5%), Intel (-32.4%), and Applied Materials (-31.0%). Shares of storage software vendor VERITAS suffered first in January 2004 and then again in July 2004. Both declines followed announcements that sales would be below analysts' projections. The Fund's position in VERITAS was relatively small (0.4% at period end), and in both instances, we felt that the stock's decline was not justified.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We added a number of new holdings to the portfolio during the 12-month period. Our aim was to find companies with strong growth prospects selling at reasonable valuations as we sought to add depth and diversity to the Fund. New investments during the first quarter of 2004, albeit relatively small, were Panera Bread, RARE Hospitality International, and CheckFree. We also made initial investments in Burlington Resources and British Petroleum during that period. Later in the Fund's fiscal year, we added Suncor Energy, which extracts oil from Canadian oil sands; Newmont Mining, a leading gold producer; Alcoa, a leading aluminum producer; and Caterpillar,

1. The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or an average.
2. The Nasdaq(R) Composite Index measures all Nasdaq domestic- and international-based common-type stocks listed on The Nasdaq Stock Market. The Nasdaq(R) Composite includes over 4,000 companies. An investment cannot be made directly into an index.
3. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

                                                     www.mainstayfunds.com     7
a mining- and construction-equipment manufacturer. We also added farm-equipment manufacturer Deere, biotech companies Genzyme and Genentech, and Internet retailer Amazon.com.

WHICH POSITIONS DID THE FUND SELL OR REDUCE DURING THE REPORTING PERIOD?

Early in 2004, we began to trim various technology positions on strength, and we sold the Fund's holding in W.M. Wrigley to fund new purchases. We also began to trim the Fund's holding in Marsh & McLennan. The company was well-publicized because of problems at its Putnam unit. We eventually eliminated the position entirely during the second quarter of 2004, on concerns about mounting investigations. We also eliminated holdings in Mellon and Omnicom in March 2004 and Nokia in May 2004. Nokia had disappointing earnings in both the fourth quarter of 2003 and the first quarter of 2004. In the third quarter of 2004, we reduced the Fund's exposure to several information technology companies, including Symantec, QUALCOMM, Microchip Technology, Applied Materials, and Xilinx.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS?

During the 12-month reporting period, we reduced the Fund's exposure to the consumer discretionary, financials and information technology sectors. Over the same period, we increased exposure to the consumer staples, energy, health care, and industrials sectors.

The reduction in the consumer discretionary sector came from our decision to trim once-large positions in several leading media companies. In financial services, we eliminated two significant holdings for company-specific reasons and began to trim other holdings when it became apparent that we were entering a rising interest-rate environment. In the information technology sector, we began selling into strength early in 2004, after a very strong showing in many of the Fund's information technology holdings during 2003. We continued to use the information technology sector as a source of funds throughout the year, as consistently high oil prices contributed to a moderation of economic growth that we believed was likely to continue into 2005.

In consumer staples, we added to some of the Fund's existing holdings during the summer of 2004, after they had sold off a bit. Amid growing fears about rising oil prices, the geopolitical situation, and slowing economic growth, we felt that investors would begin to favor the predictable earnings streams of consumer staples companies. The Fund's exposure in the energy sector increased both from additional investments and from significant capital appreciation as oil prices surged. In the health care sector, we added several positions in the health care equipment & services industry group, along with new holdings in biotechnology. In the industrials sector, we purchased a number of new stocks and added to some existing positions.

WHAT DO YOU ANTICIPATE GOING FORWARD?

During the second- and third-quarter 2004 earnings seasons, many companies reported that rising labor and energy costs were making it difficult to attain their margin goals. While overall earnings and revenues were robust, we wonder whether we will see further margin pressure in the coming quarters. In particular, we believe that oil prices could substantially influence economic activity, earnings, and the stock market.

Since the economy appears (in the words of Federal Reserve Chairman Greenspan) to have "regained some traction," we anticipate additional rate hikes at least until the targeted federal funds rate is equal to the inflation rate, which seems to be running between 2% and 3%.

We believe that it is currently more difficult than usual to place confidence in economic or stock-market forecasts. There are simply too many important unknowns, including oil prices, Iraq, China's growth rate, and Federal Reserve policy. At this point, the primary drivers of stock prices--earnings, interest rates, and inflation expectations--appear relatively benign. But other factors, such as oil prices, may exert greater influence in the short-run. It's our belief, however, that corporate earnings will ultimately drive the equity markets.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Blue Chip Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (99.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.7%)
General Dynamics Corp.                                     25,700   $  2,624,484
L-3 Communications Holdings, Inc.                          60,000      3,955,800
VUnited Technologies Corp.                                 55,000      5,105,100
                                                                    ------------
                                                                      11,685,384
                                                                    ------------
AIR FREIGHT & LOGISTICS (1.8%)
C.H. Robinson Worldwide, Inc.                              30,000      1,618,200
Expeditors International of Washington, Inc.               25,000      1,427,500
United Parcel Service, Inc. Class B                        20,000      1,583,600
                                                                    ------------
                                                                       4,629,300
                                                                    ------------
AUTOMOBILES (0.9%)
Harley-Davidson, Inc.                                      40,000      2,302,800
                                                                    ------------

BEVERAGES (1.9%)
Coca-Cola Co. (The)                                        20,000        813,200
PepsiCo, Inc.                                              80,000      3,966,400
                                                                    ------------
                                                                       4,779,600
                                                                    ------------
BIOTECHNOLOGY (4.0%)
Affymetrix, Inc. (a)                                        5,000        152,500
VAmgen, Inc. (a)                                          110,800      6,293,440
Cephalon, Inc. (a)                                          5,000        238,350
Genentech, Inc. (a)                                        20,000        910,600
Genzyme Corp. (a)                                          20,000      1,049,400
IDEXX Laboratories, Inc. (a)                               10,000        498,400
Invitrogen Corp. (a)                                       15,000        868,500
                                                                    ------------
                                                                      10,011,190
                                                                    ------------
CAPITAL MARKETS (5.8%)
Charles Schwab Corp. (The)                                194,300      1,777,845
Goldman Sachs Group, Inc. (The)                            18,800      1,849,544
Merrill Lynch & Co., Inc.                                  61,700      3,328,098
Northern Trust Corp.                                       64,900      2,760,846
VState Street Corp.                                        98,400      4,432,920
UBS AG                                                      5,000        362,450
                                                                    ------------
                                                                      14,511,703
                                                                    ------------
COMMERCIAL BANKS (0.2%)
Fifth Third Bancorp                                        10,000        491,900
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cintas Corp.                                               15,000        647,100
                                                                    ------------


                                                           SHARES          VALUE
COMMUNICATIONS EQUIPMENT (2.5%)
Cisco Systems, Inc. (a)                                   174,400   $  3,350,224
QUALCOMM, Inc.                                             67,800      2,834,718
                                                                    ------------
                                                                       6,184,942
                                                                    ------------
COMPUTERS & PERIPHERALS (1.5%)
Dell, Inc. (a)                                            109,800      3,849,588
                                                                    ------------

CONSTRUCTION & ENGINEERING (0.7%)
Fluor Corp.                                                40,000      1,857,600
                                                                    ------------

CONSUMER FINANCE (0.8%)
American Express Co.                                       40,000      2,122,800
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
VCitigroup, Inc.                                          130,000      5,768,100
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Schlumberger Ltd.                                          60,000      3,776,400
                                                                    ------------

FOOD & STAPLES RETAILING (8.1%)
Costco Wholesale Corp.                                     35,000      1,677,900
Sysco Corp.                                               110,000      3,549,700
VWal-Mart Stores, Inc.                                    100,000      5,392,000
VWalgreen Co.                                             180,000      6,460,200
Whole Foods Market, Inc.                                   40,000      3,257,200
                                                                    ------------
                                                                      20,337,000
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.6%)
Alcon, Inc.                                                25,000      1,780,000
Biomet, Inc.                                               30,000      1,400,400
Edwards Lifesciences Corp. (a)                             20,000        683,600
Fisher Scientific International, Inc. (a)                   5,000        286,800
Guidant Corp.                                              35,000      2,331,700
VMedtronic, Inc.                                          120,000      6,133,200
St. Jude Medical, Inc. (a)                                 30,000      2,297,100
Stryker Corp.                                              25,000      1,077,250
Zimmer Holdings, Inc. (a)                                  40,000      3,103,600
                                                                    ------------
                                                                      19,093,650
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Caremark Rx, Inc. (a)                                      10,000        299,700
Express Scripts, Inc. (a)                                  10,000        640,000
UnitedHealth Group, Inc.                                   40,000      2,896,000
                                                                    ------------
                                                                       3,835,700
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Cheesecake Factory, Inc. (The) (a)                         30,000      1,302,300
Panera Bread Co. Class A (a)                               10,000        349,300


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
RARE Hospitality International, Inc. (a)                   12,000   $    332,520
Starbucks Corp. (a)                                        50,000      2,644,000
                                                                    ------------
                                                                       4,628,120
                                                                    ------------
HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble Co. (The)                                 70,000      3,582,600
                                                                    ------------

INDUSTRIAL CONGLOMERATES (1.7%)
3M Co.                                                     55,000      4,266,350
                                                                    ------------
INSURANCE (1.3%)
American International Group, Inc.                         55,000      3,339,050
                                                                    ------------

INTERNET & CATALOG RETAIL (1.1%)
Amazon.com, Inc. (a)                                       20,000        682,600
eBay, Inc. (a)                                             20,000      1,952,200
                                                                    ------------
                                                                       2,634,800
                                                                    ------------
INTERNET SOFTWARE & SERVICES (0.6%)
Yahoo!, Inc. (a)                                           40,000      1,447,600
                                                                    ------------

IT SERVICES (1.2%)
CheckFree Corp. (a)                                        40,000      1,240,000
Iron Mountain, Inc. (a)                                    50,000      1,652,500
                                                                    ------------
                                                                       2,892,500
                                                                    ------------
MACHINERY (1.2%)
Caterpillar, Inc.                                          30,000      2,416,200
Deere & Co.                                                10,000        597,800
                                                                    ------------
                                                                       3,014,000
                                                                    ------------
MEDIA (6.2%)
DIRECTV Group, Inc. (The) (a)                             116,402      1,952,061
McGraw-Hill Cos., Inc. (The)                               34,400      2,967,000
News Corp. Ltd. (The) ADR (a)(b)                           25,000        806,500
VTime Warner, Inc. (a)                                    465,900      7,752,576
Viacom, Inc. Class B                                       58,028      2,117,442
                                                                    ------------
                                                                      15,595,579
                                                                    ------------
METALS & MINING (1.7%)
Alcoa, Inc.                                                45,000      1,462,500
Newmont Mining Corp.                                       60,000      2,851,200
                                                                    ------------
                                                                       4,313,700
                                                                    ------------
MULTILINE RETAIL (1.1%)
Target Corp.                                               55,000      2,751,100
                                                                    ------------


                                                           SHARES          VALUE
OIL & GAS (7.2%)
Anadarko Petroleum Corp.                                   15,000   $  1,011,750
Apache Corp.                                               61,000      3,092,700
BP PLC ADR (b)                                             35,000      2,038,750
Burlington Resources, Inc.                                 70,000      2,905,000
Murphy Oil Corp.                                           47,000      3,760,940
Occidental Petroleum Corp.                                 70,000      3,908,100
Suncor Energy, Inc.                                        40,000      1,364,000
                                                                    ------------
                                                                      18,081,240
                                                                    ------------
PHARMACEUTICALS (4.1%)
Johnson & Johnson                                          73,200      4,273,416
Lilly (Eli) & Co.                                          39,100      2,146,981
Pfizer, Inc.                                              131,950      3,819,953
                                                                    ------------
                                                                      10,240,350
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.8%)
Analog Devices, Inc.                                       44,500      1,791,570
Applied Materials, Inc. (a)                               100,000      1,610,000
Intel Corp.                                               164,300      3,657,318
KLA-Tencor Corp. (a)                                       45,000      2,048,850
Linear Technology Corp.                                    90,000      3,409,200
Microchip Technology, Inc.                                 80,000      2,420,000
Novellus Systems, Inc. (a)                                 10,000        259,100
Taiwan Semiconductor Manufacturing Co. Ltd. ADR
  (b)                                                     190,594      1,442,796
Texas Instruments, Inc.                                    61,400      1,501,230
Xilinx, Inc. (a)                                           45,000      1,377,000
                                                                    ------------
                                                                      19,517,064
                                                                    ------------
SOFTWARE (6.6%)
Adobe Systems, Inc.                                        15,000        840,450
Electronic Arts, Inc. (a)                                  80,000      3,593,600
VMicrosoft Corp.                                          270,200      7,562,898
Symantec Corp. (a)                                         65,000      3,701,100
VERITAS Software Corp. (a)                                 45,000        984,600
                                                                    ------------
                                                                      16,682,648
                                                                    ------------
SPECIALTY RETAIL (4.9%)
Bed Bath & Beyond, Inc. (a)                                75,000      3,059,250
Best Buy Co., Inc.                                         25,000      1,480,500
Home Depot, Inc. (The)                                     78,450      3,222,726
VTiffany & Co.                                            155,300      4,554,949
                                                                    ------------
                                                                      12,317,425
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Coach, Inc. (a)                                            50,000      2,331,500
                                                                    ------------

 10   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
Nextel Communications, Inc. Class A (a)                    90,000   $  2,384,100
Vodafone Group PLC ADR (b)                                109,700      2,829,163
                                                                    ------------
                                                                       5,213,263
                                                                    ------------
Total Common Stocks (Cost $237,819,347)                              248,733,646
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENT (2.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.4%)
State Street Bank and Trust Co. 1.76%, dated
  10/29/04, due 11/1/04 Proceeds at maturity
  $6,179,906 (Collateralized by $6,270,000 U.S.
  Treasury Note, 1.75%, due 12/31/04, market value
  including accrued interest $6,303,137)            $   6,179,000      6,179,000
                                                                    ------------
Total Short-Term Investment (Cost $6,179,000)                          6,179,000
                                                                    ------------
Total Investments (Cost $243,998,347) (c)                   101.4%   254,912,646(d)
Liabilities in Excess of Cash and Other Assets               (1.4)    (3,639,107)
                                                    -------------   ------------
Net Assets                                                  100.0%  $251,273,539
                                                    =============   ============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $245,291,351.
(d)  At October 31, 2004 net unrealized appreciation was
     $9,621,295, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $29,722,156 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $20,100,861.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $243,998,347)               $ 254,912,646
Cash                                                     349
Receivables:
  Investment securities sold                       2,317,331
  Dividends and interest                             108,722
  Fund shares sold                                    90,103
Other assets                                          21,704
                                               -------------
    Total assets                                 257,450,855
                                               -------------
LIABILITIES:
Payables:
  Investment securities purchased                  4,793,081
  Fund shares redeemed                               666,082
  Transfer agent                                     272,843
  Manager                                            174,112
  NYLIFE Distributors                                172,871
  Custodian                                            7,255
  Trustees                                             3,571
Accrued expenses                                      87,501
                                               -------------
    Total liabilities                              6,177,316
                                               -------------
Net assets                                     $ 251,273,539
                                               =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                      $      67,534
  Class B                                            205,568
  Class C                                              9,226
Additional paid-in capital                       425,867,272
Accumulated net realized loss on investments    (185,790,360)
Net unrealized appreciation on investments        10,914,299
                                               -------------
Net assets                                     $ 251,273,539
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  62,334,620
                                               =============
Shares of beneficial interest outstanding          6,753,416
                                               =============
Net asset value per share outstanding          $        9.23
Maximum sales charge (5.50% of offering
  price)                                                0.54
                                               -------------
Maximum offering price per share outstanding   $        9.77
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 180,823,686
                                               =============
Shares of beneficial interest outstanding         20,556,802
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.80
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   8,115,233
                                               =============
Shares of beneficial interest outstanding            922,583
                                               =============
Net asset value and offering price per share
  outstanding                                  $        8.80
                                               =============

 12   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,181,200
  Interest                                            46,475
                                                 -----------
    Total income                                   2,227,675
                                                 -----------
EXPENSES:
  Manager                                          2,685,493
  Transfer agent                                   1,701,966
  Distribution -- Class B                          1,448,546
  Distribution -- Class C                             73,851
  Service -- Class A                                 163,907
  Service -- Class B                                 482,849
  Service -- Class C                                  24,617
  Shareholder communication                          118,747
  Professional                                        56,218
  Recordkeeping                                       53,521
  Registration                                        42,776
  Custodian                                           32,565
  Trustees                                            21,166
  Miscellaneous                                       24,881
                                                 -----------
    Total expenses before waiver                   6,931,103
  Fees waived by Manager                            (126,090)
    Net expenses                                   6,805,013
                                                 -----------
Net investment loss                               (4,577,338)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (5,306,747)
Net change in unrealized depreciation on
  investments                                     15,196,612
                                                 -----------
Net realized and unrealized gain on investments    9,889,865
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 5,312,527
                                                 ===========

(a)  Dividends recorded net of foreign withholding taxes of $31,468.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004          2003*            2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss       $ (4,577,338)  $ (3,619,378)  $  (5,255,213)
 Net realized loss on
  investments                (5,306,747)   (50,420,499)    (96,051,320)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                15,196,612    104,224,698     (20,903,747)
                           -------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             5,312,527     50,184,821    (122,210,280)
                           -------------------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                   14,781,368     18,011,660      24,856,805
   Class B                   23,856,843     23,662,198      33,040,173
   Class C                    1,659,272      4,543,423       3,142,593
                           -------------------------------------------
                             40,297,483     46,217,281      61,039,571
 Cost of shares redeemed:
   Class A                  (20,011,759)   (15,959,787)    (24,744,474)
   Class B                  (39,892,146)   (26,217,013)    (51,653,418)
   Class C                   (4,043,241)    (5,619,503)     (5,099,636)
                           -------------------------------------------
                            (63,947,146)   (47,796,303)    (81,497,528)
    Decrease in net
     assets derived from
     capital share
     transactions           (23,649,663)    (1,579,022)    (20,457,957)
                           -------------------------------------------
    Net increase
     (decrease) in net
     assets                 (18,337,136)    48,605,799    (142,668,237)

NET ASSETS:
Beginning of period         269,610,675    221,004,876     363,673,113
                           -------------------------------------------
End of period              $251,273,539   $269,610,675   $ 221,004,876
                           ===========================================

* The Fund changed its fiscal year end from December 31 to October 31.

 14   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $  9.00       $  7.27     $ 11.00    $ 14.43    $  16.50   $ 11.64
                                              -------       -------     -------    -------    --------   -------
Net investment loss (a)                         (0.11)        (0.08)      (0.11)     (0.13)      (0.14)    (0.13)
Net realized and unrealized gain (loss) on
  investments                                    0.34          1.81       (3.62)     (3.30)      (1.49)     4.99
                                              -------       -------     -------    -------    --------   -------
Total from investment operations                 0.23          1.73       (3.73)     (3.43)      (1.63)     4.86
                                              -------       -------     -------    -------    --------   -------
Less distributions to shareholders:
  From net realized gain on investments            --            --          --         --       (0.39)       --
  In excess of net realized gain on
    investments                                    --            --          --         --       (0.05)       --
                                              -------       -------     -------    -------    --------   -------
Total distributions to shareholders                --            --          --         --       (0.44)       --
                                              -------       -------     -------    -------    --------   -------
Net asset value at end of period              $  9.23       $  9.00     $  7.27    $ 11.00    $  14.43   $ 16.50
                                              =======       =======     =======    =======    ========   =======
Total investment return (b)                      2.56%        23.80%(c)  (33.91%)   (23.77%)     (9.89%)   41.75%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.13%)       (1.28%)+    (1.29%)    (1.10%)     (0.87%)   (1.02%)
    Net expenses                                 1.96%         2.14%+      2.05%      1.81%       1.66%     1.76%
    Expenses (before waiver)                     2.01%         2.14%       2.05%      1.81%       1.66%     1.76%
Portfolio turnover rate                            32%           40%         32%        27%         46%       43%
Net assets at end of period (in 000's)        $62,335       $65,811     $51,258    $77,548    $114,088   $66,326

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 8.64        $  7.03      $10.71    $ 14.17    $ 16.33     $11.60
                                              ------        -------      ------    -------    -------     ------
Net investment loss (a)                        (0.17)         (0.13)      (0.19)     (0.21)     (0.26)     (0.23)
Net realized and unrealized gain (loss) on
  investments                                   0.33           1.74       (3.49)     (3.25)     (1.46)      4.96
                                              ------        -------      ------    -------    -------     ------
Total from investment operations                0.16           1.61       (3.68)     (3.46)     (1.72)      4.73
                                              ------        -------      ------    -------    -------     ------
Less distributions to shareholders:
  From net realized gain on investments           --             --          --         --      (0.39)        --
  In excess of net realized gain on
    investments                                   --             --          --         --      (0.05)        --
                                              ------        -------      ------    -------    -------     ------
Total distributions to shareholders               --             --          --         --      (0.44)        --
                                              ------        -------      ------    -------    -------     ------
Net asset value at end of period              $ 8.80        $  8.64      $ 7.03    $ 10.71    $ 14.17     $16.33
                                              ======        =======      ======    =======    =======     ======
Total investment return (b)                     1.85%         22.90%(c)  (34.36%)   (24.42%)   (10.55%)    40.78%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                        (1.88%)        (2.03%)+    (2.04%)    (1.85%)    (1.62%)    (1.77%)
    Net expenses                                2.71%          2.89%+      2.80%      2.56%      2.41%      2.51%
    Expenses (before waiver)                    2.76%          2.89%+      2.80%      2.56%      2.41%      2.51%
Portfolio turnover rate                           32%            40%         32%        27%        46%        43%
Net assets at end of period (in 000's)        $8,115        $10,322      $9,498    $17,178    $21,664     $7,133

     The Fund changed its fiscal year end from December 31 to
*    October 31.
+    Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 16   MainStay Blue Chip Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

              JANUARY 1,
                 2003                        CLASS B
YEAR ENDED      THROUGH     -----------------------------------------
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000       1999
 $   8.64      $   7.03     $  10.71   $  14.17   $  16.33   $  11.60
 --------      --------     --------   --------   --------   --------
    (0.17)        (0.13)       (0.19)     (0.21)     (0.26)     (0.23)
     0.33          1.74        (3.49)     (3.25)     (1.46)      4.96
 --------      --------     --------   --------   --------   --------
     0.16          1.61        (3.68)     (3.46)     (1.72)      4.73
 --------      --------     --------   --------   --------   --------
       --            --           --         --      (0.39)        --
       --            --           --         --      (0.05)        --
 --------      --------     --------   --------   --------   --------
       --            --           --         --      (0.44)        --
 --------      --------     --------   --------   --------   --------
 $   8.80      $   8.64     $   7.03   $  10.71   $  14.17   $  16.33
 ========      ========     ========   ========   ========   ========
     1.85%        22.90%(c)   (34.36%)   (24.42%)   (10.55%)    40.78%
    (1.88%)       (2.03%)+     (2.04%)    (1.85%)    (1.62%)    (1.77%)
     2.71%         2.89%+       2.80%      2.56%      2.41%      2.51%
     2.76%         2.89%+       2.80%      2.56%      2.41%      2.51%
       32%           40%          32%        27%        46%        43%
 $180,824      $193,478     $160,249   $268,947   $373,652   $222,904

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED NET     ADDITIONAL
  INVESTMENT LOSS   PAID-IN CAPITAL

    $4,577,338       $(4,577,338)

 18   MainStay Blue Chip Growth Fund

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Gabelli Asset Management Company (the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. Effective August 1, 2004, the Trust pays the Manager an annual rate of 1.00% of the Fund's average daily net assets on assets up to $500 million and 0.95% on assets over $500 million. Also effective August 1, 2004, NYLIM had voluntarily agreed to waive its management fee by 0.20% of the Fund's average net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $2,685,493 and waived $126,090 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $30,054 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,766, $289,913 and $1,004, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $1,701,966.

                                                    www.mainstayfunds.com     19

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Blue Chip Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,876 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $53,521 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
   AND OTHER LOSSES     APPRECIATION         LOSS
    $(184,497,356)       $9,621,295     $(174,876,061)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $184,497,356 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2009                   $26,377
            2010                    99,424
            2011                    53,278
            2012                     5,418
  ---------------------------------------------
                                  $184,497
  ---------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $83,818 and $113,507, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,590    2,680      187
---------------------------------------------------------
Shares redeemed                 (2,147)  (4,505)    (458)
---------------------------------------------------------
Net decrease                      (557)  (1,825)    (271)
---------------------------------------------------------

 20   MainStay Blue Chip Growth Fund

                                   JANUARY 1, THROUGH
                                    OCTOBER 31, 2003*
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,309    3,123      637
---------------------------------------------------------
Shares redeemed                 (2,047)  (3,547)    (795)
---------------------------------------------------------
Net increase (decrease)             262    (424)    (158)
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       2,849    3,888      377
---------------------------------------------------------
Shares redeemed                 (2,850)  (6,192)    (629)
---------------------------------------------------------
Net decrease                        (1)  (2,304)    (252)
---------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Blue Chip Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Blue Chip Growth Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Philadelphia, Pennsylvania
December 28, 2004

 22   MainStay Blue Chip Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Blue Chip Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

 26   MainStay Blue Chip Growth Fund

                       This page intentionally left blank

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
811-04550

NYLIM-A06294         [RECYCLELOGO]                                  MSBC11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Mid Cap Value Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              11
----------------------------------------------------

Notes to Financial Statements                     16
Report of Independent Registered Public
Accounting Firm                                   21
----------------------------------------------------

Trustees and Officers                             22
----------------------------------------------------

Proxy Voting Policies and Procedures              24
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        24
----------------------------------------------------

MainStay Funds                                    25

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        9.97%  8.17%     10.23%
Excluding sales charges  16.37   9.40      11.21

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                      9450                              10000
                                                                            9389                               9223
                                                                           11932                               9748
                                                                           14743                              10903
                                                                           14406                              10753
                                                                           13128                              10434
                                                                           16067                              13927
10/31/04                                                                   18697                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.52%  8.30%     10.38%
Excluding sales charges  15.52   8.59      10.38

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
10/31/04                                                                   18857                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       14.52%  8.59%     10.38%
Excluding sales charges  15.52   8.59      10.38

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
10/31/04                                                                   18857                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (6/1/98) through 12/31/03, performance for Class I, R1, and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Mid Cap Value Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.83%  9.71%     11.51%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9943                               9223
                                                                           12671                               9748
                                                                           15699                              10903
                                                                           15378                              10753
                                                                           14048                              10434
                                                                           17236                              13927
10/31/04                                                                   20136                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

 CLASS R1 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE       TEN
TOTAL RETURNS            YEAR    YEARS     YEARS
--------------------------------------------------
                         16.74%  9.61%     11.41%

(LINE GRAPH FOR CLASS R1 SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9940                               9223
                                                                           12653                               9748
                                                                           15659                              10903
                                                                           15324                              10753
                                                                           13984                              10434
                                                                           17146                              13927
10/31/04                                                                   20016                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

 CLASS R2 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE       TEN
TOTAL RETURNS            YEAR    YEARS     YEARS
--------------------------------------------------
                         16.37%  9.30%     11.10%

(LINE GRAPH FOR CLASS R2 SHARES IN $)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9932                               9223
                                                                           12608                               9748
                                                                           15560                              10903
                                                                           15190                              10753
                                                                           13829                              10434
                                                                           16901                              13927
10/31/04                                                                   19668                              16676

  --   MainStay Mid Cap Value Fund  --   Russell Midcap Value Index

                                     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               YEAR    YEARS   INCEPTION

Russell Midcap(R) Value Index(1)    19.74%  11.33%    8.30%
Average Lipper mid cap value
  fund(2)                           15.75   12.10     8.39

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE
                                                        VALUE (BASED                         (BASED ON
                                       BEGINNING         ON ACTUAL          EXPENSES        HYPOTHETICAL        EXPENSES
                                        ACCOUNT         RETURNS AND           PAID           5% RETURN            PAID
                                         VALUE           EXPENSES)           DURING          AND ACTUAL          DURING
SHARE CLASS(1)                          5/1/04            10/31/04           PERIOD          EXPENSES)           PERIOD
CLASS A SHARES                         $1,000.00         $1,048.45           $ 7.36          $1,017.85           $ 7.25
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                         $1,000.00         $1,045.40           $11.21          $1,014.10           $11.04
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                         $1,000.00         $1,045.40           $11.21          $1,014.10           $11.04
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                         $1,000.00         $1,050.30           $ 5.15          $1,020.00           $ 5.08
------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                        $1,000.00         $1,050.30           $ 5.88          $1,019.30           $ 5.79
------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                        $1,000.00         $1,048.40           $ 7.41          $1,017.80           $ 7.30
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common Stocks                                                               86.8
Short Term Investments                                                           10.2
Foreign Common Stocks                                                             2.0
Cash and Other Assets (less liabilities)                                          0.8
U.S. Corporate Bonds                                                              0.1
U.S. Convertible Preferred Stocks                                                 0.1

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Rowan Cos., Inc.
 2.  ENSCO International, Inc.
 3.  Transocean, Inc.
 4.  Bowater, Inc.
 5.  Navistar International Corp.
 6.  Global Santa Fe Corp.
 7.  Pride International, Inc.
 8.  Cummins, Inc.
 9.  Temple-Inland, Inc.
10.  Smurfit-Stone Container Corp.

 6   MainStay Mid Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael C. Sheridan and Richard A. Rosen of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that at the time of investment are similar to those of companies in the Russell Midcap(R) Value Index.(1) In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In particular, we look for firms that we deem to be undervalued based on a number of factors, including relative valuation, ability to grow dividends, and corporate management.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Accommodative worldwide monetary policies and generally low interest rates led to rapid global economic growth. Demand for raw materials was particularly strong from emerging Asian countries, including China and India. Sharply rising prices for energy and commodities helped energy and basic materials stocks generate strong performance. Industrial stocks also benefited from strong global growth. Despite economic expansion, interest rates generally remained quite low, allowing interest-rate-sensitive sectors, such as financials and utilities, to provide solid gains.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's overweighted position in the energy sector enhanced results during the 12 months ended October 31, 2004. Our decision to underweight the health care sector also helped the Fund's performance. Strong stock selection in the information technology and telecommunications services sectors also had a beneficial impact. On the other hand, the Fund's underweighted position in utilities, coupled with poor stock selection in the consumer discretionary, industrials, and materials sectors detracted from the Fund's results.

DID THE FUND CHANGE ANY OF ITS WEIGHTINGS?

When the reporting period began, the Fund held an overweighted position in the energy sector. In late 2003, we became even more convinced that the sector's fundamentals would continue to improve amid strong demand and global production constraints. For these reasons, we further increased the Fund's exposure in the energy sector in January 2004.

Early in the reporting period, the Fund's investments in exploration and production companies and in refiners generated strong results. As the reporting period progressed, the Fund's exploration and production holdings approached what we believed to be fair valuations, and we reduced the Fund's exposure to these companies. We used the proceeds to gradually increase the portfolio's exposure to lagging offshore drilling companies that we felt were poised to benefit from higher spending trends.

WHAT WERE SOME OF THE FUND'S SUCCESS STORIES?

Transocean, the world's largest offshore drilling company, appreciated 83.7%(2) during the reporting period. Utilization of the company's high-specification drillships and semisubmersible rigs reached nearly full capacity, and Transocean's day rates increased dramatically. Another strong performer was Cummins (+51.2%). This diesel-engine producer benefited from the robust increase in demand for commercial trucks. We recently reduced the Fund's position, as we felt the stock was approaching fair value. Kerr-McGee (+48.0%), an oil and natural gas exploration and production company and a chemical producer, also enhanced the Fund's results. The stock rose as Kerr-McGee generated strong earnings and cash flows, which were driven by the dramatic rise in oil and gas prices.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS DURING THE REPORTING PERIOD?

On the heels of previous successes, Navistar International (-14.5%) was a disappointment during the reporting period. The company did not fully capitalize on the strong upturn in commercial-vehicle demand. Manufacturing inefficiencies produced by a far-reaching and aggressive restructuring program were partly to blame. Golf-equipment manufacturer

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies.
1. See footnote on page 5 for more information about the Russell Midcap(R) Value Index.
2. Performance percentages for Fund holdings reflect the total return performance of the indicated securities for the 12 months ended October 31, 2004, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities or sectors themselves.

                                                     www.mainstayfunds.com     7

Callaway Golf (-34.6%) suffered from aggressive competition from its well-financed competitors Titleist (owned by Fortune Brands) and Taylor Made (owned by Adidas). The Callaway Golf position has been removed from the portfolio.

Another stock that detracted from results was Bowater (-8.0%), a manufacturer of coated paper and newsprint. Bowater's stock declined as advertising and help-wanted pages in newspapers remained depressed. Newsprint is a highly consolidated industry that may be on the cusp of an upturn in light of encouraging new-job creation and pricing increases. We believe that a weaker U.S. dollar may also help Bowater's product lines, and the Fund continues to hold the stock in its portfolio.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

As previously discussed, we increased the Fund's holdings in offshore drillers. Specific holdings added to the portfolio during the reporting period included Transocean, Diamond Offshore, Rowan Companies, Ensco International, and Pride International.

WHAT STOCKS WERE ELIMINATED DURING THE PERIOD?

Valero Energy (+103.2%) is the largest independent refiner in North America. While the company benefited from strong earnings and record refining margins, the position was eliminated from the portfolio as it reached our price objective.

Payless Shoesource, a leading shoe retailer, suffered from poor same-store sales comparisons, as higher energy costs left consumers with less discretionary income. The company also suffered from bloated inventories, which led to price markdowns. These factors prompted us to sell the stock. We also eliminated the Fund's position in food and drug retailer Safeway (-13.5%), as the company suffered from strike-related costs and sales shortfalls. We used the proceeds from the Safeway sale to purchase shares of its peer Kroger, a company that we felt was better positioned as a grocery retailer.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We currently perceive the market as providing both excellent opportunities and high levels of risk. We believe the Fund is appropriately positioned for these dynamics. We continue to see opportunities in the energy sector in general, and offshore drillers in particular. Basic materials producers are just starting to enjoy a positive mix of increasing demand, high factory operating rates, low inventories, and price increases. We feel that a weaker U.S. dollar should disproportionately benefit U.S.-based producers whose securities are held by the Fund. In the industrials sector, we anticipate increased demand for commercial vehicles and transport volumes. Should this occur, several Fund holdings could benefit.

At the same time, we have sought to underweight risk-laden areas of the market and carefully choose stocks in these sectors. In the financials sector, for example, we are concerned about high bank valuations, little apparent new-loan demand, and potential for credit deterioration. Based on our assessment of long-term valuations, real estate investment trusts (REITs) and utilities both appear overvalued. Consumer cyclicals appear overvalued, with some areas trading at very high or even record valuations. We believe that all of these areas look extremely vulnerable to higher interest rates, a weaker dollar, and continued high energy prices. For these reasons, the Fund has underweighted all of these areas, which together comprise a substantial portion of the Russell MidCap(R)

Value Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (88.8%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
Raytheon Co.                                              131,642   $  4,802,300
                                                                    ------------

AUTO COMPONENTS (1.8%)
Delphi Corp.                                              414,300      3,484,263
TRW Automotive Holdings Corp. (a)                         146,500      2,689,740
                                                                    ------------
                                                                       6,174,003
                                                                    ------------
CHEMICALS (4.1%)
Air Products & Chemicals, Inc.                             81,103      4,313,057
Arch Chemicals, Inc.                                      209,182      5,930,310
Crompton Corp.                                            184,300      1,713,990
Mosaic Co. (The) (a)                                       28,800        433,152
Olin Corp.                                                109,625      2,049,988
                                                                    ------------
                                                                      14,440,497
                                                                    ------------
COMMERCIAL BANKS (5.8%)
Compass Bancshares, Inc.                                  153,514      7,333,364
Hibernia Corp. Class A                                     78,857      2,286,853
Marshall & Ilsley Corp.                                    54,143      2,272,382
SouthTrust Corp.                                          196,474      8,560,372
                                                                    ------------
                                                                      20,452,971
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Imagistics International, Inc. (a)                         11,196        385,366
Pitney Bowes, Inc.                                        157,111      6,873,606
                                                                    ------------
                                                                       7,258,972
                                                                    ------------
CONTAINERS & PACKAGING (7.0%)
Owens-Illinois, Inc. (a)                                  104,900      1,943,797
VSmurfit-Stone Container Corp. (a)                        565,600      9,818,816
VTemple-Inland, Inc.                                      210,100     12,421,112
                                                                    ------------
                                                                      24,183,725
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
ALLTEL Corp.                                               58,113      3,192,147
                                                                    ------------

ELECTRIC UTILITIES (4.3%)
Entergy Corp.                                              62,387      4,077,614
FirstEnergy Corp.                                          67,288      2,781,013
PG&E Corp. (a)                                             74,525      2,387,781
PPL Corp.                                                 113,300      5,891,600
                                                                    ------------
                                                                      15,138,008
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (24.3%)
Diamond Offshore Drilling, Inc.                            82,500      2,788,500
VENSCO International, Inc.                                603,922     18,449,817
VGlobalSantaFe Corp.                                      468,056     13,807,652
VPride International, Inc. (a)                            702,900     12,989,592
VRowan Cos., Inc. (a)                                     748,700     19,114,311
VTransocean, Inc. (a)                                     507,500     17,889,375
                                                                    ------------
                                                                      85,039,247
                                                                    ------------


                                                           SHARES          VALUE
FOOD & STAPLES RETAILING (0.7%)
Kroger Co. (The) (a)                                      159,100   $  2,404,001
                                                                    ------------

FOOD PRODUCTS (2.0%)
Cadbury Schwppes PLC ADR (b)                              213,000      7,135,500
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Apria Healthcare Group, Inc. (a)                          111,400      3,047,904
Universal Health Services, Inc. Class B                    32,700      1,359,012
                                                                    ------------
                                                                       4,406,916
                                                                    ------------
INSURANCE (2.5%)
Axis Capital Holdings, Ltd.                                10,300        258,118
Hartford Financial Services Group, Inc. (The)             114,947      6,722,101
St. Paul Travelers Cos., Inc. (The)                        53,200      1,806,672
                                                                    ------------
                                                                       8,786,891
                                                                    ------------
IT SERVICES (1.3%)
Computer Sciences Corp. (a)                                93,252      4,631,827
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Mattel, Inc.                                               98,600      1,726,486
                                                                    ------------

MACHINERY (9.5%)
AGCO Corp. (a)                                            169,531      3,292,292
VCummins, Inc.                                            180,825     12,672,216
VNavistar International Corp. (a)                         409,402     14,144,839
Timken Co. (The)                                          124,200      2,980,800
                                                                    ------------
                                                                      33,090,147
                                                                    ------------
MEDIA (0.5%)
Regal Entertainment Group Class A                          81,400      1,620,674
                                                                    ------------

OIL & GAS (2.7%)
Kerr-McGee Corp.                                           99,100      5,868,702
Premcor, Inc. (a)                                          90,100      3,517,504
                                                                    ------------
                                                                       9,386,206
                                                                    ------------

 + Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS (CONTINUED) OCTOBER 31, 2004


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (5.8%)
VBowater, Inc.                                            390,751   $ 14,395,267
MeadWestvaco Corp.                                        190,055      5,992,434
                                                                    ------------
                                                                      20,387,701
                                                                    ------------
REAL ESTATE (1.2%)
General Growth Properties, Inc.                            31,448      1,037,470
Highwoods Properties, Inc.                                123,063      3,053,193
                                                                    ------------
                                                                       4,090,663
                                                                    ------------
ROAD & RAIL (2.7%)
Burlington Northern Santa Fe Corp.                        155,395      6,497,065
CSX Corp.                                                  78,761      2,874,776
                                                                    ------------
                                                                       9,371,841
                                                                    ------------
SOFTWARE (0.5%)
BMC Software, Inc. (a)                                     88,200      1,668,744
                                                                    ------------

SPECIALTY RETAIL (2.6%)
Boise Cascade Corp.                                       315,400      9,310,608
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.4%)
PMI Group, Inc. (The)                                     175,700      6,820,674
Sovereign Bancorp, Inc.                                   229,621      4,971,295
                                                                    ------------
                                                                      11,791,969
                                                                    ------------
Total Common Stocks
  (Cost $263,667,409)                                                310,492,044
                                                                    ------------
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital Trust 5.25%, due at
7/20/25 Series                                              5,370        271,856
                                                                    ------------
Total Convertible Preferred Stock (Cost $256,417)                        271,856
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM BOND (0.1%)

CORPORATE BOND (0.1%)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Caithness Coso Funding Corp. Series B 9.05%, due
  12/15/09                                          $     350,080   $    388,589
                                                                    ------------
Total Long-term Bond (Cost $316,194)                                     388,589
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (10.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (10.2%)
AIG Funding, Inc.
  1.78%, due 11/2/04                                $  11,265,000   $ 11,264,443
Ing Funding LLC
  1.78%, due 11/12/04                                     325,000        324,823
International Business Machines Corp.
  1.70%, due 11/1/04                                    1,825,000      1,825,000
Lilly (Eli) & Co.
  1.72%, due 11/3/04                                   11,540,000     11,538,897
Prudential Funding LLC
  1.76%, due 11/2/04                                    4,185,000      4,184,795
UBS Finance (Delaware) LLC
  1.80%, due 11/1/04                                    6,545,000      6,545,000
                                                                    ------------
Total Commercial Paper (Cost $35,682,958)                             35,682,958
                                                                    ------------
Total Short-Term Investments (Cost $35,682,958)(d)                    35,682,958
                                                                    ------------

WARRANTS (0.0%)(E)
--------------------------------------------------------------------------------
REAL ESTATE (0.0%)(E)
General Growth Properties Inc.
  Price $32.23
  Expire 11/9/04(a)                                         3,145   $          0
                                                                    ------------
Total Investments (Cost $299,922,978) (c)                    99.2%   346,835,447
Cash and Other Assets, Less Liabilities                       0.8      2,747,994
                                                    -------------   ------------
Net Assets                                                  100.0%  $349,583,441
                                                    =============   ============

(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $300,030,722.
(d)  At October 31, 2004 net unrealized appreciation was
     $46,804,725, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $50,242,385, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,437,660.
(e)  Less than one-tenth of a percent.

 + Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $299,922,978)                            $346,835,447
Cash                                                   4,712
Receivables:
  Investment securities sold                       3,684,819
  Fund shares sold                                 1,027,450
  Dividends and interest                              83,077
Other assets                                          26,887
                                                ------------
        Total assets                             351,662,392
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             1,350,324
  Transfer agent                                     203,566
  Manager                                            214,350
  NYLIFE Distributors                                222,927
  Custodian                                            9,780
  Trustees                                             4,562
Accrued expenses                                      73,442
                                                ------------
    Total liabilities                              2,078,951
                                                ------------
Net assets                                      $349,583,441
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     74,091
  Class B                                            124,208
  Class C                                             25,884
  Class I                                                  1
  Class R1                                               682
  Class R2                                               533
Additional paid-in capital                       297,075,385
Accumulated net realized gain on investments       5,370,188
Net unrealized appreciation on investments        46,912,469
                                                ------------
Net assets                                      $349,583,441
                                                ============
CLASS A
Net assets applicable to outstanding shares     $116,395,608
                                                ============
Shares of beneficial interest outstanding          7,409,091
                                                ============
Net asset value per share outstanding           $      15.71
Maximum sales charge (5.50% of offering price)          0.91
                                                ------------
Maximum offering price per share outstanding    $      16.62
                                                ============
CLASS B
Net assets applicable to outstanding shares     $191,390,342
                                                ============
Shares of beneficial interest outstanding         12,420,799
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.41
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 39,884,192
                                                ============
Shares of beneficial interest outstanding          2,588,437
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.41
                                                ============
CLASS I
Net assets applicable to outstanding shares     $      1,064
                                                ============
Shares of beneficial interest outstanding                 68
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.76
                                                ============
CLASS R1
Net assets applicable to outstanding shares     $  1,074,787
                                                ============
Shares of beneficial interest outstanding             68,208
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.76
                                                ============
CLASS R2
Net assets applicable to outstanding shares     $    837,448
                                                ============
Shares of beneficial interest outstanding             53,309
                                                ============
Net asset value and offering price per share
  outstanding                                   $      15.71
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

                                                        2004
INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 5,236,350
  Interest                                           310,706
                                                 -----------
    Total income                                   5,547,056
                                                 -----------
EXPENSES:
  Manager                                          2,285,484
  Distribution -- Class B                          1,354,965
  Distribution -- Class C                            288,505
  Distribution -- Class R2                               499
  Transfer agent -- Classes A, B and C             1,194,814
  Transfer agent -- Classes I, R1 and R2               1,088
  Service -- Class A                                 267,207
  Service -- Class B                                 451,655
  Service -- Class C                                  96,168
  Service -- Class R1                                    285
  Service -- Class R2                                    200
  Shareholder communication                          104,233
  Professional                                        63,993
  Recordkeeping                                       59,317
  Registration                                        49,243
  Custodian                                           37,476
  Trustees                                            24,736
  Miscellaneous                                       27,882
                                                 -----------
    Total expenses                                 6,307,750
                                                 -----------
Net investment loss                                 (760,694)
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  14,705,022
Net change in unrealized appreciation on
  investments                                     31,407,947
                                                 -----------
Net realized and unrealized gain on investments   46,112,969
                                                 -----------
Net increase in net assets resulting from
  operations                                     $45,352,275
                                                 -----------

 12   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                    $   (760,694)  $   (126,015)  $    370,521
 Net realized gain (loss)
  on investments              14,705,022      6,922,632    (16,417,265)
 Net change in unrealized
  appreciation on
  investments                 31,407,947     31,657,415    (22,869,402)
                            ------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             45,352,275     38,454,032    (38,916,146)
                            ------------------------------------------
Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                            --       (144,291)      (328,297)
 From net realized gain on investments:
   Class A                            --             --       (446,252)
   Class B                            --             --       (729,043)
   Class C                            --             --       (157,334)
                            ------------------------------------------
 Total dividends and
  distributions to
  shareholders                        --       (144,291)    (1,660,926)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                    45,632,106     34,317,491     79,196,510
   Class B                    36,003,609     28,908,125     88,864,443
   Class C                     9,050,836      7,734,088     27,200,106
   Class I                         1,000             --             --
   Class R1                    1,108,901             --             --
   Class R2                    1,133,738             --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                            --        119,561        628,017
   Class B                            --             --        646,444
   Class C                            --             --        120,713
                            ------------------------------------------
                              92,930,190     71,079,265    196,656,233

                                    2004          2003*           2002

 Cost of shares redeemed:
   Class A                   (34,827,078)   (36,894,690)   (28,346,039)
   Class B                   (25,489,485)   (24,289,812)   (40,257,593)
   Class C                    (7,963,268)    (6,887,181)    (5,251,703)
   Class I                            --             --             --
   Class R1                      (65,929)            --             --
   Class R2                     (319,582)            --             --
                            ------------------------------------------
                             (68,665,342)   (68,071,683)   (73,855,335)
    Increase in net assets
     derived from capital
     share transactions       24,264,848      3,007,582    122,800,898
                            ------------------------------------------
    Net increase in net
     assets                   69,617,123     41,317,323     82,223,826

NET ASSETS:
Beginning of year           $279,966,318   $238,648,995   $156,425,169
                            ------------------------------------------
End of year                 $349,583,441   $279,966,318   $238,648,995
                            ==========================================
Distributions in excess of
 net investment income                --             --       (125,073)
                            ==========================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period       $  13.50       $ 11.51     $ 13.47    $ 13.14    $ 11.81    $ 10.25
                                             --------       -------     -------    -------    -------    -------
Net investment income (loss)                     0.03          0.04        0.06       0.12       0.21       0.22
Net realized and unrealized gain (loss) on
  investments                                    2.18          1.97       (1.90)      0.52       2.44       2.30
                                             --------       -------     -------    -------    -------    -------
Total from investment operations                 2.21          2.01       (1.84)      0.64       2.65       2.52
                                             --------       -------     -------    -------    -------    -------
Less dividends and distributions:
  From net investment income                       --         (0.02)      (0.06)     (0.12)     (0.21)     (0.22)
  From net realized gain on investments            --            --       (0.06)     (0.19)     (1.02)     (0.74)
  In excess of net realized gain on
    investments                                    --            --          --         --      (0.09)        --
                                             --------       -------     -------    -------    -------    -------
Total dividends and distributions                  --         (0.02)      (0.12)     (0.31)     (1.32)     (0.96)
                                             --------       -------     -------    -------    -------    -------
Net asset value at end of period             $  15.71       $ 13.50     $ 11.51    $ 13.47    $ 13.14    $ 11.81
                                             ========       =======     =======    =======    =======    =======
Total investment return (a)                     16.37%        17.53%(b)  (13.67%)     4.88%     22.79%     25.11%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.27%         0.45%+      0.71%      0.95%      1.66%      1.94%
    Net expenses                                 1.43%         1.54%+      1.50%      1.53%      1.59%      1.65%
    Expenses (before reimbursement)              1.43%         1.54%+      1.50%      1.53%      1.59%      1.82%
Portfolio turnover rate                            33%           30%         46%       100%       148%       193%
Net assets at end of period (in 000's)       $116,396       $90,349     $80,442    $40,692    $32,782    $18,764

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 13.34       $ 11.42     $ 13.41    $ 13.09     $11.78     $10.24
                                              -------       -------     -------    -------     ------     ------
Net investment income (loss)                    (0.07)        (0.03)      (0.01)      0.03       0.12       0.15
Net realized and unrealized gain (loss) on
  investments                                    2.14          1.95       (1.92)      0.51       2.42       2.28
                                              -------       -------     -------    -------     ------     ------
Total from investment operations                 2.07          1.92       (1.93)      0.54       2.54       2.43
                                              -------       -------     -------    -------     ------     ------
Less dividends and distributions:
  From net investment income                       --            --          --      (0.03)     (0.12)     (0.15)
  From net realized gain on investments            --            --       (0.06)     (0.19)     (1.02)     (0.74)
  In excess of net realized gain on
    investments                                    --            --          --         --      (0.09)        --
                                              -------       -------     -------    -------     ------     ------
Total dividends and distributions                  --            --       (0.06)     (0.22)     (1.23)     (0.89)
                                              -------       -------     -------    -------     ------     ------
Net asset value at end of period              $ 15.41       $ 13.34     $ 11.42    $ 13.41     $13.09     $11.78
                                              =======       =======     =======    =======     ======     ======
Total investment return (a)                     15.52%        16.81%(b)  (14.35%)     4.17%     21.83%     24.16%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.48%)       (0.30%)+    (0.04%)     0.20%      0.91%      1.19%
    Net expenses                                 2.18%         2.29%+      2.25%      2.28%      2.34%      2.40%
    Expenses (before reimbursement)              2.18%         2.29%+      2.25%      2.28%      2.34%      2.57%
Portfolio turnover rate                            33%           30%         46%       100%       148%       193%
Net assets at end of period (in 000's)        $39,884       $33,501     $28,183    $10,586     $2,803     $  824

      The Fund changed its fiscal year end from December 31 to
*     October 31.
**    First offered on January 2, 2004.
+     Annualized.
      Total return is calculated exclusive of sales charges.
(a)   Classes I, R1 and R2 are not subject to sales charges.
(b)   Total return is not annualized.

 14   Mainstay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                        CLASS B
YEAR ENDED      THROUGH     -----------------------------------------
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000       1999
 $  13.34      $  11.42     $  13.41   $  13.09   $ 11.78    $ 10.24
 --------      --------     --------   --------   -------    -------
    (0.07)        (0.03)       (0.01)      0.03      0.12       0.15
     2.14          1.95        (1.92)      0.51      2.42       2.28
 --------      --------     --------   --------   -------    -------
     2.07          1.92        (1.93)      0.54      2.54       2.43
 --------      --------     --------   --------   -------    -------
       --            --           --      (0.03)    (0.12)     (0.15)
       --            --        (0.06)     (0.19)    (1.02)     (0.74)
       --            --           --         --     (0.09)        --
 --------      --------     --------   --------   -------    -------
       --            --        (0.06)     (0.22)    (1.23)     (0.89)
 --------      --------     --------   --------   -------    -------
 $  15.41      $  13.34     $  11.42   $  13.41   $ 13.09    $ 11.78
 ========      ========     ========   ========   =======    =======
    15.52%        16.81%(b)   (14.35%)     4.17%    21.83%     24.16%
    (0.48%)       (0.30%)+     (0.04%)     0.20%     0.91%      1.19%
     2.18%         2.29%+       2.25%      2.28%     2.34%      2.40%
     2.18%         2.29%+       2.25%      2.28%     2.34%      2.57%
       33%           30%          46%       100%      148%       193%
 $191,390      $156,116     $130,024   $105,146   $50,172    $23,803

 CLASS I      CLASS R1      CLASS R2
 -------      --------      --------
      JANUARY 2, 2004** THROUGH
             OCTOBER 31,
                2004
 $14.81        $14.81        $14.81
 ------        ------        ------
   0.07         (0.01)        (0.02)
   0.88          0.96          0.92
 ------        ------        ------
   0.95          0.95          0.90
 ------        ------        ------
     --            --            --
     --            --            --
     --            --            --
 ------        ------        ------
     --            --            --
 ------        ------        ------
 $15.76        $15.76        $15.71
 ======        ======        ======
   6.41%(b)      6.41%(b)      6.08%(b)
   0.70%+        0.56%+        0.26%+
   1.00%+        1.14%+        1.44%+
   1.00%+        1.14%+        1.44%+
     33%           33%           33%
 $    1        $1,075        $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

Effective January 1, 2004, the Fund changed its name to MainStay Mid Cap Value Fund from MainStay Equity Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized gain and additional paid-in-capital arising

 16   MainStay Mid Cap Value Fund
from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED      ACCUMULATED
 NET INVESTMENT    NET REALIZED      ADDITIONAL
      LOSS             GAIN        PAID-IN CAPITAL
    $760,694         $330,209        $(1,090,903)

The reclassifications for the Fund are primarily due to a reclassification of real estate investment trust distributions and net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively to interest income, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. NYLIM had agreed to an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.70% of the Fund's average daily net assets on assets up to $500 million and 0.65% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent reduction in the management fee for Class I, Class R1 and Class R2 shares. For the year ended October 31, 2004, the Manager earned from the Fund $2,285,484. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended October 31, 2004.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service

                                                    www.mainstayfunds.com     17
fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $60,940 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,351, $236,730 and $5,869, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $1,195,902.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Mid Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,258 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $59,317 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

     ACCUMULATED          UNREALIZED     TOTAL ACCUMULATED
    REALIZED GAIN        APPRECIATION          GAIN
      $5,477,932         $46,804,725        $52,282,657

The differences between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust distributions.

The Fund utilized $9,192,455 of capital loss carryforwards during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, are as follows:

                                2004       2003         2002
Distributions paid from:
  Ordinary income                --    $144,291   $  328,297
  Long-term capital gain         --          --    1,332,629
------------------------------------------------------------
                                 --    $144,291   $1,660,926
------------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $102,287 and $95,917, respectively.

 18   MainStay Mid Cap Value Fund

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,034    2,434      614
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      --       --       --
---------------------------------------------------------
                                  3,034    2,434      614
---------------------------------------------------------
Shares redeemed                 (2,319)  (1,720)    (537)
---------------------------------------------------------
Net increase                        715      714       77
---------------------------------------------------------

                                JANUARY 1, 2004* THROUGH
                                    OCTOBER 31, 2004
                              CLASS I   CLASS R1   CLASS R2
Shares sold                     (a)        72         74
-----------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions             --         --         --
-----------------------------------------------------------
                                (a)        72         74
-----------------------------------------------------------
Shares redeemed                 --         (4)       (21)
-----------------------------------------------------------
Net increase                    (a)        68         53
-----------------------------------------------------------

                                    JANUARY 1 THROUGH
                                   OCTOBER 31, 2003**
                                CLASS A  CLASS B  CLASS C

Shares sold                       2,811    2,413      642
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      11       --       --
---------------------------------------------------------
                                  2,822    2,413      642
---------------------------------------------------------
Shares redeemed                 (3,114)  (2,089)    (597)
---------------------------------------------------------
Net increase (decrease)           (292)      324       45
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C

Shares sold                       6,186    6,744    2,094
---------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                      54       57       11
---------------------------------------------------------
                                  6,240    6,801    2,105
---------------------------------------------------------
Shares redeemed                 (2,275)  (3,261)    (428)
---------------------------------------------------------
Net increase                      3,965    3,540    1,677
---------------------------------------------------------

(a)  Less than one thousand.
*    First offered on January 2, 2004.
** The Fund changed its fiscal year end from December 31 to October 31.

                                                    www.mainstayfunds.com     19

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003, and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 20   MainStay Mid Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 22   MainStay Mid Cap Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Mid Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     25

                       This page intentionally left blank

                      [This page intentionally left blank]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.      SEC File Number:
                                                               811-04550

NYLIM-A06385         (RECYCLE LOGO)                                 MSMV11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Global High Income Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              14
----------------------------------------------------

Notes to Financial Statements                     20
Report of Independent Registered Public
Accounting Firm                                   26
----------------------------------------------------

Trustees and Officers                             27
----------------------------------------------------

Proxy Voting Policies and Procedures              29
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        29
----------------------------------------------------

MainStay Funds                                    30

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        9.12%  15.01%    10.15%
Excluding sales charges  14.26   16.07     10.94

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                      9550                              10000
                                                                            7473                               8448
                                                                            8831                              10085
                                                                           10016                              11598
                                                                           10825                              12975
                                                                           12269                              14248
                                                                           16283                              17654
10/31/04                                                                   18605                              19857

  --   MainStay Global High Income Fund  --   J.P. Morgan EMBI Global Diversified Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        8.36%  14.99%    10.07%
Excluding sales charges  13.36   15.22     10.07

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                         DIVERSIFED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                     10000                              10000
                                                                            7789                               8448
                                                                            9120                              10085
                                                                           10271                              11598
                                                                           11018                              12975
                                                                           12406                              14248
                                                                           16336                              17654
10/31/04                                                                   18519                              19857

  --   MainStay Global High Income Fund  --   J.P. Morgan EMBI Global Diversified Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       12.36%  15.22%    10.07%
Excluding sales charges  13.36   15.22     10.07

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                MAINSTAY GLOBAL HIGH INCOME          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------          -----------------------
6/1/98                                                                     10000                              10000
                                                                            7789                               8448
                                                                            9120                              10085
                                                                           10271                              11598
                                                                           11018                              12975
                                                                           12406                              14248
                                                                           16336                              17654
10/31/04                                                                   18519                              19857

  --   MainStay Global High Income Fund  --   J.P. Morgan EMBI Global Diversified Index

                                             ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                        YEAR    YEARS    INCEPTION

J.P. Morgan EMBI Global Diversified
Index(1)                                    12.48%   14.51%     11.28%
Average Lipper Emerging Markets Debt
  Fund(2)                                   13.26    16.06      10.32

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maxi-mum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Global High Income Fund

1. The J.P. Morgan EMBI Global Diversified Index is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Index limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. The EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,126.55       $ 8.18      $1,017.55       $ 7.76
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,121.90       $12.16      $1,013.60       $11.54
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,121.90       $12.16      $1,013.60       $11.54
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Governments & Federal Agencies                                                   67.1%
Corporate Bonds                                                                  17.7%
Short-Term Investments (Collateral from securities lending                       15.7%
  is 10.0%)
Brady Bonds                                                                       9.7%
Yankee Bonds                                                                      0.9%
Loan Participations                                                               0.4%
Liabilities in Excess of Cash and Other Assets                                  -11.5%

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Russian Federation 5.00%, due 3/31/30
 2.  United Mexican States 8.125%, due 12/30/19
 3.  Republic of Brazil 8.00%, due 4/15/04
 4.  Republic of Venezuela 9.25%, due 9/15/27
 5.  Republic of Brazil 9.375%, due 4/7/08
 6.  PEMEX Project Funding Master Trust
     7.375%, due 12/15/14
 7.  Republic of Ecuador Series REGS
     8.00%, due 8/15/30
 8.  Republic of Peru 4.50%, due 3/7/17
 9.  Republic of Brazil 11.00%, due 1/11/12
10.  Republic of Brazil 11.00%, due 8/17/40

 6   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey M. Saxon of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its assets in high-yield securities, including debt issued by governments, their agencies and authorities, and corporations that are located in at least three different countries. The Fund principally invests in emerging markets but may also invest in established economies. In implementing this strategy, we seek to identify investment opportunities with an approach that includes country selection, local currency evaluation, and individual security analysis based on such factors as financial condition and competitiveness. We may consider a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth, and governmental policies.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT DURING THE 12-MONTH REPORTING
PERIOD?

During the reporting period, emerging-market debt provided strong performance. We attribute these results to improving credit trends that have been in place for several years. The market is anticipating that early next year, Argentina will resolve its debt default. Demand has remained strong as relatively low interest rates have drawn investors to higher-yielding securities.

WHAT ISSUES AFFECTED THE MANAGEMENT OF THE FUND DURING THE 12-MONTH PERIOD?

Improving credit fundamentals and default resolution in several countries were key positives for the market, and these factors drove most of our investment decisions during the reporting period. At the beginning of the Fund's fiscal year, the prospect that U.S. interest rates might rise adversely affected the Fund, since most of the securities we hold are in U.S. dollars. In addition, rising U.S. interest rates generally have a negative impact on countries that depend on external demand, which is the case for most emerging-market economies. On the other hand, stronger-than-expected growth in Asia was beneficial for commodity exporters. Higher oil prices were also positive for issuers such as Venezuela. Corporate bonds in emerging markets also made a comeback. The improvements were dominated by oil companies and other commodity providers but also included other types of companies.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THIS ENVIRONMENT?

Our focus on identifying issuers with free cash flow led us to increase the Fund's exposure in telecommunications, utilities, and consumer-oriented companies. We believe that our emphasis on seeking value and prudently managing risk was what allowed the Fund to outperform the market during the reporting period.

The Fund held overweighted positions in oil- and commodity-rich countries, such as Russia, Venezuela, Algeria, Nigeria, and Ecuador. The high price of oil helped to substantially improve the balance sheets of these countries during the reporting period. For example, Russia has seen its foreign-currency reserves rise to nearly $100 billion dollars, nearly equal to the total amount of Russia's external outstanding debt.

WERE THERE ANY COUNTRY-SPECIFIC FACTORS THAT WERE NOTEWORTHY?

Emerging debt markets are often affected by politics. Ecuador's political problems were overshadowed by higher oil prices, which helped the country's bonds. The nation's bonds also benefited from strategic cabinet adjustments the president made to balance the Congress and retain power.

Venezuela's referendum to remove its president added to uncertainty, but in the end it had little impact on bond prices. The Fund had been overweighted in Venezuelan debt for most of the period, but we have since taken profits, and the Fund is now closer to neutral relative to the J.P. Morgan EMBI Global Diversified Index.(1) Russia and Ecuador remain significantly overweighted in the Fund. We continue to look for opportunities to add to the Fund's Russian exposure as we expect that Russian government bonds will receive a rating upgrade within the next six months.

Brazil and Turkey were comparatively risky and volatile markets during the reporting period. Follow-

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 5 for more information on the J.P. Morgan EMBI Global Diversified Index.

                                                     www.mainstayfunds.com     7
ing the Turkish general election at the end of 2002, many wondered whether the new conservative government would be able to pursue European Union membership and whether the European Union would welcome a conservative Muslim government. When discussions got underway, there appeared to be room for negotiation. Turkish debt rallied on the positive news. Brazilian debt sold off dramatically during the second quarter of 2004, as rising Brazilian and U.S. interest rates had a negative impact on performance. Despite this setback, Brazil's securities advanced on evidence that interest rates would rise at a measured pace and that the country's fiscal situation was improving.

HAVE YOU FOUND ANY OPPORTUNITIES IN THE ARGENTINE MARKET?

Long-term investors in the Fund may recall that we avoided the Argentine default back in 2001. Indeed, with the exception of oil giant Repsol YPF, the Fund has avoided the Argentine market. Early in 2004, we carefully analyzed the country's fundamentals and determined that the yields being offered presented a compelling opportunity. We first added Argentine Bodens--debt that had already been restructured and was up-to-date on its interest and principal payments. Later in the year, as we sensed that a deal was likely on external debt, we added defaulted debt to the portfolio.

WHAT TYPES OF CORPORATE BONDS DID THE PORTFOLIO HOLD?

During the reporting period, we increased the Fund's exposure to corporate bonds. Since these bonds are typically perceived as having more risk than government debt, they usually provide a higher yield and may offer solid opportunities for emerging-market-debt investors. Our credit research helped us uncover select securities in the oil, steel, utilities, beverages, and telecom industries. In particular, we believe we've identified a number of well-managed companies that are benefiting from strong global and domestic demand, prudent balance-sheet management, and favorable pricing. These factors helped the Fund's corporate bonds outperform their sovereign (or government) counterparts over the 12 months ended October 31, 2004.

WERE THERE ANY HOLDINGS THAT DETRACTED FROM RESULTS?

Given our global mandate, we occasionally look for opportunities in developed markets. During the reporting period, the Fund added bonds issued by Ireland-based crystal and ceramics maker Waterford Wedgwood. We believed that, as a manufacturer of luxury brands, the company had strong underlying value. What's more, its bonds were yielding approximately 600 basis points over comparable Treasury debt. (A basis point is 1/100th of one percent.) Unfortunately, the company began to weaken early in 2004, leading us to question management's business plan. We sold the Fund's holdings toward the end of the reporting period, which resulted in a small loss for the Fund.

WHERE WILL YOU PLACE YOUR FOCUS IN THE COMING MONTHS?

Looking into 2005, we remain optimistic. While we can't predict where commodity prices will go from here, we remain confident that demand--especially from Asia--will support prices for the medium term. We expect U.S. interest rates to move higher, since we believe that the Federal Reserve will maintain its tightening bias until at least the second quarter of 2005. We feel that political uncertainty will remain a factor. How President Bush handles fiscal policy in his second term may affect the shape of the U.S. yield curve, but not the overall direction of interest rates.

Technically, we believe that emerging markets will continue to benefit from investors' search for higher-yielding investments. Credit fundamentals remain positive as well, with Argentina coming out of default and Russian government debt likely to be upgraded. On the corporate front, we are also optimistic and expect more credit upgrades than downgrades. It's our belief that the increasing depth of local-market issuance will help support debt tied to the U.S. dollar, since countries such as Mexico may have less of a need to issue foreign-currency debt for deficit funding. As always, we will continue to pursue our investment discipline, and we appreciate the support of the Fund's shareholders.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM BONDS (95.8%)+
--------------------------------------------------------------------------------

BRADY BONDS (9.7%)(l)

BRAZIL (5.9%)
Republic of Brazil
  Series RG
  3.125%, due 4/15/12 (c)                           $   1,610,307   $  1,470,371
  Series 20 year
V  8.00%, due 4/15/14 (c)(d)                            4,022,009      3,984,202
                                                                    ------------
                                                                       5,454,573
                                                                    ------------
NIGERIA (1.3%)
Central Bank of Nigeria
  Series WW
  6.25%, due 11/15/20                                   1,250,000      1,181,250
                                                                    ------------

PERU (2.1%)
Republic of Peru
  Series 20 year
V  4.50%, due 3/7/17 (d)(e)                             2,250,000      1,991,250
                                                                    ------------

VIETNAM (0.4%)
Socialist Republic of Vietnam
  Series 30 year
  3.75%, due 3/12/28                                      500,000        346,610
                                                                    ------------
Total Brady Bonds (Cost $6,952,461)                                    8,973,683
                                                                    ------------

CORPORATE BONDS (17.7%)
--------------------------------------------------------------------------------
BERMUDA (0.3%)
AES China Generating Co., Ltd.
  8.25%, due 6/26/10                                      300,000        304,738
                                                                    ------------
CAYMAN ISLANDS (1.3%)
Banco Mercantil del Norte SA
  Series REGS
  5.875%, due 2/17/14                                     400,000        407,500
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (b)                                 580,000        588,700
Votorantim Overseas III
  7.875%, due 1/23/14 (b)                                 200,000        198,500
                                                                    ------------
                                                                       1,194,700
                                                                    ------------
CHILE (0.4%)
AES General S.A.
  7.50%, due 3/25/14 (b)                                  350,000        358,312
                                                                    ------------

COLOMBIA (1.3%)
Bavaria S.A.
  8.875%, due 11/1/10 (b)                               1,085,000      1,155,525
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CZECH REPUBLIC (0.4%)
Oskar Mobile
  Series REGS
  7.50%, due 10/15/11 (b)(g)                        E    $300,000   $    394,017
                                                                    ------------

GERMANY (4.3%)
Aries Vermogensverwaltungs
  9.60%, due 10/25/14 (b)                           $   1,250,000      1,459,375
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (b)                                  360,000        352,800
Gazprom Oao
  9.625%, due 3/1/13 (b)                                  760,000        874,000
Kyivstar GSM
  10.375%, due 8/17/09 (b)                                430,000        475,150
Salomon Brothers (Sibneft) AG
  Series REGS
  10.75%, due 1/15/09                                     725,000        799,312
                                                                    ------------
                                                                       3,960,637
                                                                    ------------
LUXEMBURG (3.0%)
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                                  685,000        719,250
Mobile Telesystems Finance
  9.75%, due 1/30/08 (b)                                  750,000        812,812
Sistema Finance SA
  10.25%, due 4/14/08                                     500,000        535,900
Vimple Communications
  8.375%, due 10/22/21 (b)                                200,000        201,500
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (b)                                  500,000        488,750
                                                                    ------------
                                                                       2,758,212
                                                                    ------------
MAURITIUS (0.3%)
Antam Finance Ltd.
  7.375%, due 9/30/10                                     300,000        298,206
                                                                    ------------

MEXICO (0.6%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                     450,000        510,750
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS (1.5%)
Intergas Finance BV
  6.875%, due 11/4/11 (b)                           $     500,000   $    498,125
Kazkommerts International BV
  7.00%, due 11/3/09 (b)                                  400,000        397,500
Paiton Energy Funding BV
  9.34%, due 2/15/14 (b)                                  500,000        496,250
                                                                    ------------
                                                                       1,391,875
                                                                    ------------
PHILIPPINES (0.7%)
Philippine Long Distance
  Telephone Co.
  8.35%, due 3/6/17                                        70,000         63,700
  11.375%, due 5/15/12                                    550,000        616,000
                                                                    ------------
                                                                         679,700
                                                                    ------------
RUSSIA (1.0%)
Tyumen Oil Co.
  11.00%, due 11/6/07 (b)                                 800,000        912,000
                                                                    ------------

UNITED STATES (2.6%)
Adelphia Communications Corp.
  10.25%, due 6/15/11 (f)                                 100,000         89,250
FrontierVision Operating
  Partners L.P.
  11.00%, due 10/15/06 (f)                                100,000        125,500
PEMEX Project Funding Master Trust
V  7.375%, due 12/15/14                                 2,000,000      2,216,000
                                                                    ------------
                                                                       2,430,750
                                                                    ------------
Total Corporate Bonds (Cost $15,670,412)                              16,349,422
                                                                    ------------

GOVERNMENTS & FEDERAL AGENCIES (67.1%)
--------------------------------------------------------------------------------
ARGENTINA (2.0%)
Republic of Argentina
  1.98%, due 8/3/12 (c)                                 1,800,000      1,369,800
  12.25%, due 6/19/18 (f)                               1,591,875        475,971
                                                                    ------------
                                                                       1,845,771
                                                                    ------------
BRAZIL (15.3%)
Republic of Brazil
  8.25%, due 1/20/34                                    1,000,000        901,000
  Series B
  8.875%, due 4/15/24 (d)                               1,475,000      1,419,688
  9.25%, due 10/22/10                                   1,160,000      1,242,940
V  9.375%, due 4/7/08                                   2,425,000      2,643,250
  10.125%, due 5/15/27                                  1,500,000      1,596,750
V  11.00%, due 1/11/12                                  1,650,000      1,881,000

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
BRAZIL (CONTINUED)
V  11.00%, due 8/17/40                              $   1,480,000   $  1,669,440
  11.50%, due 3/12/08                                     850,000        983,025
  12.25%, due 3/6/30                                      500,000        617,500
  14.50%, due 10/15/09                                    900,000      1,156,500
                                                                    ------------
                                                                      14,111,093
                                                                    ------------
COLOMBIA (4.1%)
Republic of Colombia
  8.125%, due 5/21/24 (d)                               1,370,000      1,243,275
  10.00%, due 1/23/12                                   1,050,000      1,170,750
  10.375%, due 1/28/33                                    500,000        543,750
  10.50%, due 7/9/10                                      430,000        498,800
  11.75%, due 2/25/20                                     300,000        366,750
                                                                    ------------
                                                                       3,823,325
                                                                    ------------
DOMINICAN REPUBLIC (0.4%)
Dominican Republic
  9.04%, due 1/23/13 (b)                                  500,000        405,625
                                                                    ------------

ECUADOR (3.6%)
Republic of Ecuador
  Series REGS
V  8.00%, due 8/15/30                                   2,570,000      2,152,375
  12.00%, due 11/15/12 (b)                              1,055,000      1,057,638
  Series REGS
  12.00%, due 11/15/12                                    150,000        150,000
                                                                    ------------
                                                                       3,360,013
                                                                    ------------
EGYPT (0.8%)
Arab Republic of Egypt
  Series REGS
  8.75%, due 7/11/11                                      610,000        734,288
                                                                    ------------

EL SALVADOR (0.3%)
Republic of El Salvador
  8.25%, due 4/10/32 (b)                                  250,000        252,500
                                                                    ------------

IVORY COAST (0.3%)
Republic of Ivory Coast
  Series 20 Year
  2.00%, due 3/29/18 (f)                                1,400,000        245,000
                                                                    ------------

MEXICO (4.8%)
United Mexican States
V  8.125%, due 12/30/19                                 3,800,000      4,451,700
                                                                    ------------

PANAMA (2.0%)
Republic of Panama
  8.25%, due 4/22/08                                      300,000        329,250
  8.875%, due 9/30/27                                     400,000        416,000

 10   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
--------------------------------------------------------------------------------
PANAMA (CONTINUED)
  9.375%, due 7/23/12                               $     200,000   $    225,000
  9.625%, due 2/8/11                                      770,000        879,725
                                                                    ------------
                                                                       1,849,975
                                                                    ------------
PERU (1.6%)
Republic of Peru
  9.125%, due 2/21/12                                   1,300,000      1,456,000
                                                                    ------------

PHILIPPINES (3.0%)
Republic of Philippines
  9.375%, due 1/18/17                                     510,000        525,938
  9.875%, due 1/15/19                                   1,150,000      1,157,188
  10.625%, due 3/16/25                                  1,000,000      1,046,250
                                                                    ------------
                                                                       2,729,376
                                                                    ------------
RUSSIA (12.3%)
Russian Federation
  5.00%, due 3/31/30 (b)                                   28,205         28,240
  Series REGS
V  5.00%, due 3/31/30                                   8,884,750      8,884,750
  8.25%, due 3/31/10 (b)                                    3,289          3,643
  Series REGS
  8.25%, due 3/31/10                                      816,251        897,876
  Series REGS
  10.00%, due 6/26/07                                     742,000        850,035
  Series REGS
  11.00%, due 7/24/18                                     500,000        678,750
                                                                    ------------
                                                                      11,343,294
                                                                    ------------
SOUTH AFRICA (1.2%)
Republic of South Africa
  7.375%, due 4/25/12                                     950,000      1,085,375
                                                                    ------------

TURKEY (6.2%)
Republic of Turkey
  9.00%, due 6/30/11                                    1,000,000      1,111,250
  10.50%, due 1/13/08                                     980,000      1,118,964
  11.00%, due 1/14/13                                     250,000        308,438
  11.75%, due 6/15/10                                     400,000        496,000
  11.875%, due 1/15/30                                    900,000      1,228,500
  12.375%, due 6/15/09 (d)                              1,170,000      1,452,263
                                                                    ------------
                                                                       5,715,415
                                                                    ------------
UKRAINE (1.5%)
Ukraine Government
  6.875%, due 3/4/11 (b)                                  150,000        151,313
  7.65%, due 6/11/13 (b)                                  700,000        720,125
  Series REGS
  11.00%, due 3/15/07                                     510,081        555,376
                                                                    ------------
                                                                       1,426,814
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
URUGUAY (1.1%)
Republic of Uruguay
  7.50%, due 3/15/15                                $     700,000   $    616,000
  7.875%, due 1/15/33 (h)                                 522,805        424,779
                                                                    ------------
                                                                       1,040,779
                                                                    ------------
VENEZUELA (6.6%)
Republic of Venezuela
  8.50%, due 10/8/14                                    1,000,000      1,015,000
V  9.25%, due 9/15/27                                   3,713,000      3,798,399
  9.375%, due 1/13/34                                   1,000,000      1,021,000
  10.75%, due 9/19/13                                     250,000        289,000
                                                                    ------------
                                                                       6,123,399
                                                                    ------------
Total Governments and Federal Agencies
  (Cost $52,268,614)                                                  61,999,742
                                                                    ------------

LOAN PARTICIPATIONS (0.4%)
--------------------------------------------------------------------------------
ALGERIA (0.3%)
Republic of Algeria
  Tranch 1
  2.0465%, due 9/4/06 (c)(i)                               76,923         75,769
  Tranch 3
  2.0625%, due 3/4/10 (c)(i)                              183,333        181,500
                                                                    ------------
                                                                         257,269
                                                                    ------------
MOROCCO (0.1%)
Kingdom of Morocco
  Tranche A
  2.78%, due 1/1/09 (c)(i)                                 97,369         95,421
                                                                    ------------

THAILAND (0.0%) (A)
Thai Oil Co. Ltd.
  Base Facility
  3.00%, due 3/31/10 (c)(i)                                 8,894          8,671
                                                                    ------------
Total Loan Participations (Cost $338,819)                                361,361
                                                                    ------------

YANKEE BONDS (0.9%) (j)
--------------------------------------------------------------------------------
ARGENTINA (0.8%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                     650,000        721,500
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
--------------------------------------------------------------------------------
MEXICO (0.1%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  11.75%, due 6/15/09                               $     100,000   $    101,750
                                                                    ------------
Total Yankee Bonds (Cost $689,922)                                       823,250
                                                                    ------------
Total Long Term Bonds (Cost $75,920,228)                              88,507,458
                                                                    ------------

SHORT-TERM INVESTMENTS (15.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (5.7%)
Chevron Texaco Funding Corp.
  1.75%, due 11/8/04                                    2,000,000      1,999,319
International Business Machines Corp.
  1.70%, due 11/1/04                                      435,000        435,000
Prudential Funding LLC
  1.76%, due 11/2/04                                      150,000        149,993
UBS Finance (Delaware) LLC
  1.89%, due 11/1/04                                    2,675,000      2,675,000
                                                                    ------------
Total Commercial Paper (Cost $5,259,312)                               5,259,312
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (0.3%)
AIM International Funds Group (k)                         281,783        281,783
                                                                    ------------
Total Investment Company (Cost $281,783)                                 281,783
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
MASTER NOTE (0.1%)
Bank of America Securities LLC
  1.9549%, due 11/1/04 (k)                          $     100,000        100,000
                                                                    ------------
Total Master Note (Cost $100,000)                                        100,000
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
REPURCHASE AGREEMENTS (9.6%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $1,000,160 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $1,002,797 and a Market
  Value of $1,020,036)                              $   1,000,000   $  1,000,000
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $3,000,481 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $5,977,427 and a Market
  Value of $3,094,238)                                  3,000,000      3,000,000
Merrill Lynch & Co.
  1.955%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $2,646,431 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $2,616,643 and a Market
  Value of $2,778,392)                                  2,646,000      2,646,000
Morgan Stanley & Co.
  1.9249%, dated 10/29/04
  due 11/1/04
  Proceeds at Maturity $2,173,349 (k)
  (Collateralized by Various Bonds with a
  Principal Amount of $3,315,522 and a Market
  Value of $2,285,704)                                  2,173,000      2,173,000
                                                                    ------------
Total Repurchase Agreements (Cost $8,819,000)                          8,819,000
                                                                    ------------
Total Short-Term Investments (Cost $14,460,095)                       14,460,095
                                                                    ------------
Total Investments
  (Cost $90,380,323) (l)                                    111.5%   102,967,553(m)
Liabilities in Excess of
  Cash and Other Assets                                     (11.5)   (10,619,489)
                                                    -------------   ------------
                                                            100.0%  $ 92,348,064
                                                    =============   ============

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Less than one tenth of a percent.
(b)  May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at October 31, 2004.
(d)  Represents security of which a portion is out on loan.
(e) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(f)  Issue in default.
(g) Partially segregated as collateral for foreign currency forward contracts.
(h) CIK ("Cash in Kind")-Interest payment is made with cash or additional securities.
(i)  Restricted security.
(j) Yankee bond -- Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(k) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(l) Brady bond -- U.S. dollar-denominated bonds of developing countries.
(m) The cost for federal income tax purposes is $90,625,006.
(n) At October 31, 2004 net unrealized appreciation for securities was $12,342,547, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,877,419 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $534,872.
The following abbreviation is used in the above portfolio:
E -- Euro.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $90,380,323) -- including $8,593,986
  market value of securities loaned             $102,967,553
Cash                                                     613
Receivables:
  Dividends and interest                           1,641,822
  Fund shares sold                                   360,715
  Investment securities sold                         194,040
Other assets                                          16,728
                                                ------------
  Total assets                                   105,181,471
                                                ------------
LIABILITIES:
Securities lending collateral                      9,200,784
Payables:
  Investment securities purchased                  2,917,453
  Fund shares redeemed                               293,692
  Manager                                             56,718
  NYLIFE Distributors                                 49,179
  Transfer agent                                      42,476
  Custodian                                           10,407
  Trustees                                             1,039
Accrued expenses                                      55,340
Unrealized depreciation on foreign currency
  forward contracts                                   11,762
Dividend payable                                     194,557
                                                ------------
    Total liabilities                             12,833,407
                                                ------------
Net assets                                      $ 92,348,064
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     39,797
  Class B                                             28,336
  Class C                                             14,822
Additional paid-in capital                        77,827,662
Accumulated undistributed net investment
  income                                             424,834
Accumulated net realized gain on investments       1,437,119
Net unrealized appreciation on investments        12,587,230
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          (11,736)
                                                ------------
Net assets                                      $ 92,348,064
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 44,434,117
                                                ============
Shares of beneficial interest outstanding          3,979,726
                                                ============
Net asset value per share outstanding           $      11.17
Maximum sales charge (4.50% of offering price)          0.53
                                                ------------
Maximum offering price per share outstanding    $      11.70
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 31,458,905
                                                ============
Shares of beneficial interest outstanding          2,833,604
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.10
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 16,455,042
                                                ============
Shares of beneficial interest outstanding          1,482,200
                                                ============
Net asset value and offering price per share
  outstanding                                   $      11.10
                                                ============

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $    12,723
  Interest                                         7,257,382
  Income from securities loaned -- net                25,009
                                                 -----------
    Total income                                   7,295,114
                                                 -----------
EXPENSES:
  Manager                                            578,715
  Transfer agent                                     249,442
  Distribution -- Class B                            217,640
  Distribution -- Class C                            105,359
  Service -- Class A                                  99,025
  Service -- Class B                                  72,513
  Service -- Class C                                  35,146
  Professional                                        45,819
  Shareholder communication                           44,913
  Registration                                        37,166
  Custodian                                           37,118
  Recordkeeping                                       30,899
  Trustees                                             8,285
  Miscellaneous                                       29,125
                                                 -----------
    Total expenses                                 1,591,165
                                                 -----------
Net investment income                              5,703,949
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions                            1,765,973
  Foreign currency transactions                       12,412
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                            1,778,385
                                                 -----------
Net change in unrealized appreciation:
  Security transactions                            2,589,141
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (12,656)
                                                 -----------
Net unrealized gain on investments and foreign
  currency transactions                            2,576,485
                                                 -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                4,354,870
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,058,819
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004          2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income       $  5,703,949   $  3,982,555   $  2,483,368
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  1,778,385      1,668,229       (191,294)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions         2,576,485      8,313,890        882,718
                             ------------------------------------------
 Net increase in net assets
  resulting from operations    10,058,819     13,964,674      3,174,792
                             ------------------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                     (2,799,067)    (1,883,678)    (1,251,113)
   Class B                     (1,859,204)    (1,250,907)      (915,778)
   Class C                       (898,462)      (559,113)      (365,897)
                             ------------------------------------------
 Total dividends to
  shareholders                 (5,556,733)    (3,693,698)    (2,532,788)
                             ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                     16,372,761     32,475,502     28,308,395
   Class B                      8,174,613     12,605,060     12,560,634
   Class C                      9,442,582      7,431,989      8,031,949

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                      1,422,701        813,923        347,107
   Class B                      1,246,570        779,370        559,957
   Class C                        466,294        340,130        261,504
                             ------------------------------------------
                               37,125,521     54,445,974     50,069,546

 Cost of shares redeemed:
   Class A                     (9,883,518)   (26,755,569)   (16,260,403)
   Class B                     (6,548,822)    (6,760,518)    (3,289,731)
   Class C                     (5,130,052)    (6,439,999)    (1,205,832)
                             ------------------------------------------
                              (21,562,392)   (39,956,086)   (20,755,966)
    Increase in net assets
     derived from capital
     share transactions        15,563,129     14,489,888     29,313,580
                             ------------------------------------------
    Net increase in net
     assets                    20,065,215     24,760,864     29,955,584

                                     2004          2003*           2002

NET ASSETS:
Beginning of period          $ 72,282,849   $ 47,521,985   $ 17,566,401
                             ------------------------------------------
End of period                $ 92,348,064   $ 72,282,849   $ 47,521,985
                             ==========================================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period            $    424,834   $    265,005   $    (25,106)
                             ==========================================

* The Fund changed its fiscal year end from December 31 to October 31.

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                          CLASS A
                                            YEAR ENDED      THROUGH     ---------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001         2000         1999
Net asset value at beginning of period        $ 10.49       $  8.89     $  8.72    $  8.49      $  8.58      $  8.00
                                              -------       -------     -------    -------      -------      -------
Net investment income                            0.76          0.63        0.73       0.85(e)      0.85         0.78
Net realized and unrealized gain (loss) on
  investments                                    0.67          1.56        0.19       0.24(e)     (0.08)        0.58
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.00)(a)      0.00(a)    (0.01)        --        (0.00)(a)     0.01
                                              -------       -------     -------    -------      -------      -------
Total from investment operations                 1.43          2.19        0.91       1.09         0.77         1.37
                                              -------       -------     -------    -------      -------      -------
Less dividends from net investment income       (0.75)        (0.59)      (0.74)     (0.86)       (0.86)       (0.79)
                                              -------       -------     -------    -------      -------      -------
Net asset value at end of period              $ 11.17       $ 10.49     $  8.89    $  8.72      $  8.49      $  8.58
                                              =======       =======     =======    =======      =======      =======
Total investment return (b)                     14.26%        25.21%(d)   11.01%     13.59%        9.30%       18.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        7.29%         7.75%+      8.49%     10.11%(e)    10.05%        9.57%
    Net expenses                                 1.53%         1.63%+      1.70%      1.70%        1.71%(c)     1.70%
    Expenses (before waiver and
      reimbursement)                             1.53%         1.63%+      1.91%      2.27%        2.53%        2.78%
Portfolio turnover rate                            24%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)        $44,434       $34,371     $22,754    $ 9,894      $ 8,827      $ 8,186

                                                          JANUARY 1,
                                                             2003                          CLASS C
                                            YEAR ENDED      THROUGH     ---------------------------------------------
                                            OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001         2000         1999
Net asset value at beginning of period        $ 10.44       $  8.86     $  8.68    $  8.46      $  8.54      $  7.98
                                              -------       -------     -------    -------      -------      -------
Net investment income                            0.69          0.57        0.67       0.79(e)      0.79         0.71
Net realized and unrealized gain (loss) on
  investments                                    0.65          1.54        0.20       0.23(e)     (0.08)        0.56
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.00)(a)      0.00(a)    (0.01)        --        (0.00)(a)     0.01
                                              -------       -------     -------    -------      -------      -------
Total from investment operations                 1.34          2.11        0.86       1.02         0.71         1.28
                                              -------       -------     -------    -------      -------      -------
Less dividends from net investment income       (0.68)        (0.53)      (0.68)     (0.80)       (0.79)       (0.72)
                                              -------       -------     -------    -------      -------      -------
Net asset value at end of period              $ 11.10       $ 10.44     $  8.86    $  8.68      $  8.46      $  8.54
                                              =======       =======     =======    =======      =======      =======
Total investment return (b)                     13.36%        24.33%(d)   10.33%     12.69%        8.58%       17.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        6.54%         7.00%+      7.74%      9.36%(e)     9.30%        8.82%
    Net expenses                                 2.28%         2.38%+      2.45%      2.45%        2.46%(c)     2.45%
    Expenses (before waiver and
      reimbursement)                             2.28%         2.38%+      2.66%      3.02%        3.28%        3.53%
Portfolio turnover rate                            24%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)        $16,455       $11,031     $ 8,060    $   957      $   460      $    79

*     The Fund changed its fiscal year end from December 31 to
      October 31.
+     Annualized.
(a)   Less than one cent per share.
(b)   Total return is calculated exclusive of sales charges.
(c)   The effect of non-reimbursable interest expense on the
      expense ratio was 0.01%.
(d)   Total return is not annualized.
(e)   As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt
      securities. The effect of this change for the year ended
      December 31, 2001 is shown below. Per share ratios and
      supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A      CLASS B      CLASS C
Decrease net investment income                                    ($0.00)(a)   ($0.00)(a)   ($0.00)(a)
Increase net realized and unrealized gains and losses               0.00(a)     (0.00)(a)    (0.00)(a)
Decrease ratio of net investment income                            (0.04%)      (0.04%)      (0.04%)

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                                 CLASS B
YEAR ENDED      THROUGH     -----------------------------------------------------------
OCTOBER 31,   OCTOBER 31,                     YEAR ENDED DECEMBER 31,
   2004          2003*        2002            2001              2000             1999
  $ 10.44       $  8.86     $  8.68         $  8.46           $  8.54          $  7.98
  -------       -------     -------         -------           -------          -------
     0.69          0.57        0.67            0.79(e)           0.79             0.71
     0.65          1.54        0.20            0.23(e)          (0.08)            0.56
    (0.00)(a)      0.00(a)    (0.01)             --             (0.00)(a)         0.01
  -------       -------     -------         -------           -------          -------
     1.34          2.11        0.86            1.02              0.71             1.28
  -------       -------     -------         -------           -------          -------
    (0.68)        (0.53)      (0.68)          (0.80)            (0.79)           (0.72)
  -------       -------     -------         -------           -------          -------
  $ 11.10       $ 10.44     $  8.86         $  8.68           $  8.46          $  8.54
  =======       =======     =======         =======           =======          =======
    13.36%        24.33%(d)   10.33%          12.69%             8.58%           17.01%
     6.54%         7.00%+      7.74%           9.36%(e)          9.30%            8.82%
     2.28%         2.38%+      2.45%           2.45%             2.46%(c)         2.45%
     2.28%         2.38%+      2.66%           3.02%             3.28%            3.53%
       24%           34%         92%            111%               96%             104%
  $31,459       $26,881     $16,708         $ 6,715           $ 5,498          $ 3,756

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Income Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Effective January 1, 2004, the Fund changed its name to MainStay Global High Income Fund from MainStay Global High Yield Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 20   MainStay Global High Income Fund

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(D) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan participations. Loan participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2004, are not affected.

                        ACCUMULATED
       UNDISTRIBUTED    NET REALIZED
       NET INVESTMENT     GAIN ON
           INCOME       INVESTMENTS

          $12,613        $(12,613)

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), and taxable over distributions of dividends.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and

                                                    www.mainstayfunds.com     21
premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

Prior to July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.70% of the Fund's average daily net assets on assets up to $500 million and 0.65% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.51%, 2.26% and 2.26% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $578,715. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended October 31, 2004.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution

 22   MainStay Global High Income Fund
plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $26,409 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $258, $55,986 and $7,167 respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $249,442.

(E) NON-INTERESTED TRUSTEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Global High Income Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, New York Life held shares of Class A with a value of $10,214,189. This represents 23.0% of the Class A net assets and 11.1% of the Fund's total net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of New York Life amounted to $2,559 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $30,899 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                    www.mainstayfunds.com     23

Restricted securities held at October 31, 2004:

                                                          DATE(S) OF      PRINCIPAL                      10/31/04      PERCENT OF
SECURITY                                                 ACQUISITION         AMOUNT           COST          VALUE      NET ASSETS
Kingdom of Morocco
  Tranche A
  2.78%, due 1/1/09                                  11/30/99-1/6/00      $ 97,369       $  92,983      $ 95,421              0.1%
---------------------------------------------------------------------------------------------------------------------------------
Republic of Algeria
  Tranche 1
  2.0465%, due 9/4/06                                 8/13/99-1/6/00        76,923          72,055        75,769              0.1
  Tranche 3
  2.0625%, due 3/4/10                                        10/3/02       183,333         167,055       181,500              0.2
---------------------------------------------------------------------------------------------------------------------------------
Thai Oil Co. Ltd.
  Tranche 4
  3.00%, due 3/31/10                                         4/30/04         8,894           6,726         8,671              0.0(a)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $ 338,819      $361,361              0.4%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Less than one tenth of a percent.

NOTE 6 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

  UNDISTRIBUTED   ACCUMULATED                     TOTAL
    ORDINARY        CAPITAL      UNREALIZED    ACCUMULATED
     INCOME          GAIN       APPRECIATION      GAIN
    $963,250      $1,334,315    $12,342,573    $14,640,138

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, and mark to market of unrealized foreign currency forward contract gain (loss).

The Fund utilized $83,970 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003, and year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                              2004        2003        2002
Distributions paid
from ordinary income:   $5,556,733  $3,693,698  $2,532,788

NOTE 7 -- PORTFOLIO SECURITIES LOANED AND FOREIGN CURRENCY:
As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $8,593,986. The Fund received $9,200,784 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contracts open at October 31, 2004:

                                                                    CONTRACT         CONTRACT
                                                                      AMOUNT           AMOUNT           UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                         SOLD        PURCHASED         DEPRECIATION

Euro vs. U.S. Dollar, expiring 11/17/04                             E233,240         $287,001            $ (9,674)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/15/04                             E 95,224         $119,029              (2,088)
------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                              $(11,762)
------------------------------------------------------------------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $34,186 and $18,878, respectively.


NOTE 9 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as

 24   MainStay Global High Income Fund
agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended October 31, 2004.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C
Shares sold                       1,519      762      876
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                      134      118       44
---------------------------------------------------------
                                  1,653      880      920
---------------------------------------------------------
Shares redeemed                   (951)    (621)    (495)
---------------------------------------------------------
Net increase                        702      259      425
---------------------------------------------------------

                                    JANUARY 1 THROUGH
                                    OCTOBER 31, 2003*
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,379    1,288      768
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       82       78       35
---------------------------------------------------------
                                  3,461    1,366      803
---------------------------------------------------------
Shares redeemed                 (2,742)    (678)    (656)
---------------------------------------------------------
Net increase                        719      688      147
---------------------------------------------------------

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       3,271    1,436      909
---------------------------------------------------------
Shares issued in reinvestment
  of dividends                       40       65       31
---------------------------------------------------------
                                  3,311    1,501      940
---------------------------------------------------------
Shares redeemed                 (1,887)    (387)    (140)
---------------------------------------------------------
Net increase                      1,424    1,114      800
---------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to October 31.

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 12 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 26   MainStay Global High Income Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay Global High Income Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

 30   MainStay Global High Income Fund

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06337         [RECYCLE LOGO]                                 MSGH11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Common Stock Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              17
Notes to Financial Statements                     22
----------------------------------------------------

Report of Independent Registered Public
Accounting Firm                                   26
----------------------------------------------------

Trustees and Officers                             27
----------------------------------------------------

Proxy Voting Policies and Procedures              29
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        29
----------------------------------------------------

MainStay Funds                                    30

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       0.86%  -3.88%    1.42%
Excluding sales charges  6.74   -2.79     2.31

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                         CLASS A               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                   9450.00                    10000.00                    10000.00
                                                         9894.00                    10036.00                    10133.00
                                                        12606.00                    12603.00                    12734.00
                                                        14580.00                    13744.00                    13510.00
                                                        10706.00                    10166.00                    10146.00
                                                         8902.00                     8681.00                     8613.00
                                                        10255.00                    10619.00                    10404.00
10/31/04                                                10946.00                    11609.00                    11385.00

  --   MainStay Common Stock Fund  --   Russell 1000 Index
  --   S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       0.95%  -3.90%    1.55%
Excluding sales charges  5.95   -3.51     1.55

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                         CLASS B               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                  10000.00                    10000.00                    10000.00
                                                        10430.00                    10036.00                    10133.00
                                                        13200.00                    12603.00                    12734.00
                                                        15149.00                    13744.00                    13510.00
                                                        11038.00                    10166.00                    10146.00
                                                         9108.00                     8681.00                     8613.00
                                                        10418.00                    10619.00                    10404.00
10/31/04                                                11038.00                    11609.00                    11385.00

  --   MainStay Common Stock Fund  --   Russell 1000 Index
  --   S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                         ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       5.05%  -3.51%    1.55%
Excluding sales charges  6.05   -3.51     1.55

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                         CLASS C               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                  10000.00                    10000.00                    10000.00
                                                        10430.00                    10036.00                    10133.00
                                                        13200.00                    12603.00                    12734.00
                                                        15149.00                    13744.00                    13510.00
                                                        11038.00                    10166.00                    10146.00
                                                         9108.00                     8681.00                     8613.00
                                                        10408.00                    10619.00                    10404.00
10/31/04                                                11038.00                    11609.00                    11385.00

  --   MainStay Common Stock Fund  --   Russell 1000 Index
  --   S&P 500 Index

                                       ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                  YEAR    YEARS    INCEPTION

Russell 1000(R) Index(1)               9.33%   -1.63%     2.35%
S&P 500(R) Index(2)                    9.42    -2.22      2.04
Average Lipper large-cap core
  fund(3)                              5.98    -3.17      0.68

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98,

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Common Stock Fund
performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares, adjusted to reflect the applicable CDSC for Class C shares.

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,026.35       $ 8.40      $1,016.75       $ 8.36
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,023.00       $12.20      $1,013.00       $12.14
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,023.00       $12.20      $1,013.00       $12.14
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common
Stocks                                                                          99.9%
Cash and Other Assets, Less Liabilities                                          0.1

See Portfolio of Investments on page 9 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Pfizer, Inc.
 4.  Microsoft Corp.
 5.  International Business Machines Corp.
 6.  American International Group, Inc.
 7.  ChevronTexaco Corp.
 8.  Bank of America Corp.
 9.  Verizon Communications, Inc.
10.  Citigroup, Inc.

 6   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

DID THE FUND'S PORTFOLIO MANAGEMENT STRATEGY CHANGE DURING THE REPORTING PERIOD?

The Fund underwent several changes during the reporting period. The Fund changed its name from MainStay Growth Opportunities Fund to MainStay Common Stock Fund as of January 1, 2004. Then, on March 1, 2004, a new portfolio manager was assigned to the Fund. The former portfolio management team used a fundamental stock-picking investment strategy and invested in approximately 100 stocks. As the new portfolio manager, we use a quantitative factor-based model, supplemented by bottom-up stock selection. The Fund now invests in approximately 500 stocks. The Fund continues to be measured against the S&P 500(R) Index.(1) There was no change to the Fund's investment objective of seeking long-term growth of capital, with income as a secondary consideration.

CAN YOU DESCRIBE THE FUND'S NEW INVESTMENT APPROACH IN MORE DETAIL?

The Fund normally invests at least 80% of its assets in common stocks of well-established, well-managed U.S. companies that appear to have better-than-average potential for capital appreciation and that have large- to mid-cap market capitalizations. We seek to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. We manage the Fund with a core orientation, including growth and value equities, determined by market conditions. In employing our bottom-up approach, we assess stocks based on their individual strengths, rather than focusing on the underlying sectors or industries of those stocks or on general economic trends. We may sell a stock if--based on economic conditions, changes in the issuer's financial condition, changes in the issuer's industry, or other considerations--we do not believe that the security will help the Fund meet its investment objective.

WHICH SECTORS MADE THE BIGGEST CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The health care, materials, and energy sectors made the largest positive contributions to the Fund's performance.

WHICH SECURITIES WERE STRONG PERFORMERS IN THE HEALTH CARE SECTOR?

The Fund's overweighted position in Boston Scientific proved beneficial, as the company's earnings continued to surge despite the summer recall of some of its Taxus drug-coated stents. Indeed, the medical-device company more than doubled its profits in the third calendar quarter of 2004, beating Wall Street's expectations. Taxus, a recently approved coronary stent, is coated with special drugs designed to reduce the risk that arteries will reclose after angioplasty. The device is expected to challenge Johnson & Johnson's market share in the drug-coated stent market.

The Fund's overweighted position in managed-care provider Aetna also strengthened performance, as the company's earnings rose in the first, second, and third quarters of 2004. Each quarter's results reflected higher revenues, based on increased fees, premiums, and medical-plan membership, as well as reduced costs and greater efficiencies. Aetna's third-quarter results were further buoyed by a one-time tax refund related to discontinued unprofitable operations.

The Fund's overweighted position in Guidant helped the Fund's 12-month performance, as the company's share price rose following positive test results for its experimental drug-coated arterial stent that may rival those currently available from Boston Scientific and Johnson & Johnson. The company also stands to benefit from new Medicare coverage of implantable cardiac defibrillators. These devices currently account for half of the company's business.

WHICH SECURITIES HELPED PERFORMANCE IN THE MATERIALS SECTOR?

The Fund's overweighted position in Phelps Dodge, the world's second-largest copper producer, provided favorable results. The company posted solid third-quarter 2004 earnings as a result of strong demand from China, limited copper supply, and lower costs for copper production. A similarly overweighted position in Eastman Chemical also contributed positively to the Fund's return, as the company handily beat analysts' expectations in the third calendar quarter.

WHAT ABOUT ENERGY STOCKS?

The Fund's overweighted positions in oil companies ConocoPhillips, Devon Energy, and Valero helped relative results. These stocks surged over the 12-month period, as oil prices reached unprecedented levels. ConocoPhillips also benefited from its

1. See footnote on page 5 for information on the S&P 500(R) Index.

                                                     www.mainstayfunds.com     7
successful bid on a stake in Russia's largest oil company, Lukoil. This investment should boost ConocoPhillips' exposure to the higher-growth and higher-returning Russian and Iraqi oil markets. Indeed, the company reported a 54% increase in third-quarter 2004 profits, as income from its exploration and production operations advanced against a backdrop of higher crude oil prices. Valero, the nation's largest independent oil refiner, experienced stellar results based on both strong demand and widening spreads between sweet and sour crude oil prices.

WHICH SECTORS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The positive contributions we've already discussed were not enough to offset the negative results from holdings in the information technology and consumer staples sectors.

WHICH INFORMATION TECHNOLOGY SECTOR HOLDINGS HURT THE FUND'S RELATIVE
PERFORMANCE?

The Fund's overweighted position in Texas Instruments detracted from performance. The company's share price continued to decline into the third quarter of 2004. The stock suffered when Texas Instruments warned that sales could fall below original forecasts if customers trim inventory levels to reflect slower growth rates for end products. The Fund's underweighted position in Yahoo! also hurt relative performance, since the Internet powerhouse's stock price advanced on strong profit growth. Yahoo!'s third-quarter 2004 profits nearly quadrupled compared to the same period last year. A $191 million pre-tax gain from selling part of the company's stake in rival Internet search engine Google helped, but even without this gain, the company would have nearly doubled its earnings for the quarter.

WHICH CONSUMER STAPLES STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's underweighted position in tobacco concern Altria hurt relative performance, as the company's valuation increased almost 10% for the year.(2) Altria experienced a solid first quarter 2004 based on rising domestic and international sales of its tobacco brand leader, Marlboro. Philip Morris represents about three-fifths of Altria's revenues. The company then experienced modestly higher results in the second quarter as the U.S. dollar weakened and tax rates declined. Altria's third-quarter earnings rose approximately 6%, primarily as a result of a higher profit contribution from overseas beer brewer SABMiller, where Altria holds a 36% minority interest.

Finally, an overweighted position in Avon detracted from the Fund's 12-month performance. The company's stock tumbled on sluggish domestic sales, especially in color cosmetics, children's apparel, and toys.

WHAT DO YOU ANTICIPATE GOING FORWARD?

The recent Bush presidential victory served as a short-term catalyst for a surge in the equity markets. It remains to be seen, however, whether the direction of oil prices, the pace of interest rate hikes, the rate of inflation, the relative weakness of the U.S. dollar, the burgeoning current account deficit, and the potential effects of these dynamics on corporate earnings will quell some of the market's anxieties or exacerbate them.

We continue to believe that large-cap equities may offer solid investment opportunities, even in highly volatile and unpredictable markets. Our disciplined, quantitative model-based investment approach will continue to seek promising stocks of established companies that we believe represent good value and appear to have better-than-average potential for capital appreciation without regard to market psychology or other subjective factors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

2. Performance percentages represent the total return performance of the securities mentioned for the 12-month period ended October 31, 2004. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

 8   MainStay Common Stock Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES         VALUE
COMMON STOCKS (99.9%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                                           18,086   $   902,491
General Dynamics Corp.                                        921        94,053
Honeywell International, Inc.                               4,438       149,472
L-3 Communications Holdings, Inc.                             495        32,635
Northrop Grumman Corp.                                      4,307       222,887
Precision Castparts Corp.                                     385        23,100
Raytheon Co.                                               11,966       436,520
                                                                    -----------
                                                                      1,861,158
                                                                    -----------
AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide, Inc.                                 392        21,144
CNF, Inc.                                                   1,352        59,191
FedEx Corp.                                                 3,783       344,707
J.B. Hunt Transport Services, Inc.                          2,152        87,931
Ryder System, Inc.                                          1,740        87,174
United Parcel Service, Inc. Class B                         3,990       315,928
                                                                    -----------
                                                                        916,075
                                                                    -----------
AIRLINES (0.0%) (b)
AirTran Holdings, Inc. (a)                                    189         2,196
Alaska Air Group, Inc. (a)                                    577        15,198
Delta Air Lines, Inc. (a)                                     628         3,423
                                                                    -----------
                                                                         20,817
                                                                    -----------
AUTO COMPONENTS (0.4%)
Bandag, Inc.                                                   88         4,048
BorgWarner, Inc.                                              754        34,970
Cooper Tire & Rubber Co.                                    1,674        32,609
Dana Corp.                                                  4,016        59,879
Delphi Corp.                                                7,219        60,712
Goodyear Tire & Rubber Co. (The) (a)                          811         8,175
Johnson Controls, Inc.                                      2,203       126,342
Lear Corp.                                                    292        15,745
Visteon Corp.                                               3,603        25,617
                                                                    -----------
                                                                        368,097
                                                                    -----------
AUTOMOBILES (0.8%)
Ford Motor Co.                                             46,444       605,166
General Motors Corp.                                        2,602       100,307
                                                                    -----------
                                                                        705,473
                                                                    -----------
BEVERAGES (1.2%)
Adolph Coors Co. Class B                                      983        65,566
Brown-Forman Corp. Class B                                    569        25,548


                                                           SHARES         VALUE
BEVERAGES (CONTINUED)
Coca-Cola Co. (The)                                         7,868   $   319,913
Coca-Cola Enterprises, Inc.                                11,905       248,934
Constellation Brands, Inc. Class A (a)                        496        19,458
Pepsi Bottling Group, Inc. (The)                            6,881       192,943
PepsiAmericas, Inc.                                         3,138        63,544
PepsiCo, Inc.                                               3,239       160,590
                                                                    -----------
                                                                      1,096,496
                                                                    -----------
BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)                                             1,346        76,453
Biogen Idec, Inc. (a)                                       9,007       523,847
Cephalon, Inc. (a)                                            582        27,744
Charles River Laboratories International, Inc. (a)            820        38,368
Gilead Sciences, Inc. (a)                                   1,794        62,126
Protein Design Labs, Inc. (a)                                 413         7,909
                                                                    -----------
                                                                        736,447
                                                                    -----------
BUILDING PRODUCTS (0.4%)
Masco Corp.                                                10,042       344,039
                                                                    -----------

CAPITAL MARKETS (2.6%)
A.G. Edwards, Inc.                                            956        34,665
Bank of New York Co., Inc. (The)                           20,758       673,805
DIAMONDS Trust Series I                                    10,383     1,042,245
E*TRADE Financial Corp. (a)                                 8,290       106,941
Federated Investors, Inc. Class B                             475        13,770
Janus Capital Group, Inc.                                   3,130        47,732
LaBranche & Co., Inc. (a)                                     812         5,757
Legg Mason, Inc.                                              463        29,498
Merrill Lynch & Co., Inc.                                   8,100       436,914
Raymond James Financial, Inc.                                 980        25,578
                                                                    -----------
                                                                      2,416,905
                                                                    -----------
CHEMICALS (1.4%)
Cabot Corp.                                                 1,115        37,999
Crompton Corp.                                                523         4,864
Cytec Industries, Inc.                                        358        16,651
Dow Chemical Co. (The)                                     11,131       500,227
E.I. du Pont de Nemours & Co.                               2,563       109,876

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Eastman Chemical Co.                                        2,073   $    98,405
Engelhard Corp.                                             1,221        34,554
FMC Corp. (a)                                                 977        42,841
Lyondell Chemical Co.                                         823        18,913
Monsanto Co.                                                7,094       303,268
PPG Industries, Inc.                                        1,362        86,828
Praxair, Inc.                                               1,498        63,216
Rohm & Haas Co.                                               167         7,079
                                                                    -----------
                                                                      1,324,721
                                                                    -----------
COMMERCIAL BANKS (5.9%)
VBank of America Corp.                                     34,287     1,535,715
BB&T Corp.                                                  5,426       223,063
Fifth Third Bancorp                                         2,498       122,877
First Horizon National Corp.                                1,986        85,954
First National Bankshares of Florida                       11,594       286,256
Hibernia Corp. Class A                                      2,083        60,407
Huntington Bancshares, Inc.                                 1,062        25,435
M&T Bank Corp.                                                 47         4,841
National City Corp.                                        23,211       904,533
North Fork Bancorporation, Inc.                             1,570        69,237
Regions Financial Corp.                                     3,889       136,426
SunTrust Banks, Inc.                                        4,283       301,437
TCF Financial Corp.                                         1,248        39,337
U.S. Bancorp                                               13,277       379,855
Unizan Financial Corp.                                        840        22,327
Wells Fargo & Co.                                          19,741     1,178,932
Wilmington Trust Corp.                                        306        10,575
                                                                    -----------
                                                                      5,387,207
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Allied Waste Industries, Inc. (a)                           8,599        70,168
Apollo Group, Inc. Class A (a)                                 43         2,838
Brink's Co. (The)                                           1,497        48,054
Cendant Corp.                                              25,882       532,910
Copart, Inc. (a)                                              813        15,106
H&R Block, Inc.                                             1,629        77,459
Korn/Ferry International (a)                                  339         5,899
Pitney Bowes, Inc.                                          4,154       181,737
Republic Services, Inc.                                       694        21,375
United Rentals, Inc. (a)                                    2,104        32,507
Waste Management, Inc.                                      5,400       153,792
                                                                    -----------
                                                                      1,141,845
                                                                    -----------
COMMUNICATIONS EQUIPMENT (4.2%)
Advanced Fibre Communications, Inc. (a)                       414         6,467
Cisco Systems, Inc. (a)                                    69,226     1,329,831
CommScope, Inc. (a)                                         1,013        18,244
Corning, Inc. (a)                                           6,311        72,261


                                                           SHARES         VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Harris Corp.                                                1,787   $   109,954
Lucent Technologies, Inc. (a)                              24,324        86,350
Motorola, Inc.                                             53,860       929,624
Plantronics, Inc.                                             409        17,792
QUALCOMM, Inc.                                             29,856     1,248,279
                                                                    -----------
                                                                      3,818,802
                                                                    -----------
COMPUTERS & PERIPHERALS (3.7%)
Apple Computer, Inc. (a)                                    4,828       253,615
Dell, Inc. (a)                                              5,223       183,118
Hewlett-Packard Co.                                        42,087       785,344
VInternational Business Machines Corp.                     21,193     1,902,072
Lexmark International, Inc. Class A (a)                        76         6,316
NCR Corp. (a)                                               1,780       100,303
Storage Technology Corp. (a)                                2,979        80,493
Sun Microsystems, Inc. (a)                                 20,346        92,167
                                                                    -----------
                                                                      3,403,428
                                                                    -----------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Quanta Services, Inc. (a)                                   1,654        11,115
                                                                    -----------

CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.                               208         9,470
Vulcan Materials Co.                                        1,345        66,954
                                                                    -----------
                                                                         76,424
                                                                    -----------
CONSUMER FINANCE (0.7%)
AmeriCredit Corp. (a)                                       4,242        82,295
Capital One Financial Corp.                                 6,379       470,515
Providian Financial Corp. (a)                               7,800       121,290
                                                                    -----------
                                                                        674,100
                                                                    -----------
CONTAINERS & PACKAGING (0.4%)
Ball Corp.                                                  3,017       120,227
Bemis Co., Inc.                                               854        22,605
Longview Fibre Co.                                          1,203        18,526
Pactiv Corp. (a)                                            2,007        47,546
Sealed Air Corp. (a)                                        1,464        72,527
Sonoco Products Co.                                           881        23,479
Temple-Inland, Inc.                                         1,476        87,261
                                                                    -----------
                                                                        392,171
                                                                    -----------
DISTRIBUTORS (0.0%) (b)
Genuine Parts Co.                                           1,107        44,158
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES (2.4%)
CIT Group, Inc.                                               989        39,956
VCitigroup, Inc.                                           31,681     1,405,686
GATX Corp.                                                  1,365        37,237

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.                                       11,938   $   460,807
Principal Financial Group, Inc.                             5,752       217,195
                                                                    -----------
                                                                      2,160,881
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
ALLTEL Corp.                                                3,021       165,943
AT&T Corp.                                                 17,279       295,644
BellSouth Corp.                                            18,963       505,743
CenturyTel, Inc.                                            2,507        80,450
Cincinnati Bell, Inc. (a)                                   3,189        10,874
Citizens Communications Co.                                 4,412        59,121
Qwest Communications International, Inc. (a)               41,835       143,076
SBC Communications, Inc.                                   37,888       957,051
Sprint Corp.                                               36,380       762,161
VVerizon Communications, Inc.                              38,083     1,489,045
                                                                    -----------
                                                                      4,469,108
                                                                    -----------
ELECTRIC UTILITIES (2.6%)
Allegheny Energy, Inc. (a)                                  3,439        62,968
Alliant Energy Corp.                                        1,007        26,565
American Electric Power Co., Inc.                           8,684       285,964
CenterPoint Energy, Inc.                                    8,290        87,128
DPL, Inc.                                                     555        11,988
Duquesne Light Holdings, Inc.                               1,742        29,893
Edison International                                        8,707       265,564
Entergy Corp.                                                 462        30,196
Exelon Corp.                                                5,561       220,327
FirstEnergy Corp.                                           3,250       134,323
FPL Group, Inc.                                             1,710       117,819
Great Plains Energy, Inc.                                     315         8,974
IDACORP, Inc.                                                 877        27,169
Northeast Utilities                                         3,460        66,882
OGE Energy Corp.                                              379         9,615
Pinnacle West Capital Corp.                                 1,763        75,139
PNM Resources, Inc.                                         1,095        25,492
PPL Corp.                                                   3,981       207,012
Progress Energy, Inc.                                       1,120        46,256
TXU Corp.                                                   8,242       504,575
Xcel Energy, Inc.                                           5,384        92,066
                                                                    -----------
                                                                      2,335,915
                                                                    -----------
ELECTRICAL EQUIPMENT (0.4%)
AMETEK, Inc.                                                  628        20,674
Emerson Electric Co.                                        3,691       236,408
Hubbell, Inc. Class A                                          39         1,653
Hubbell, Inc. Class B                                         739        33,787


                                                           SHARES         VALUE
ELECTRICAL EQUIPMENT (CONTINUED)
Rockwell Automation, Inc.                                   1,559   $    64,995
Thomas & Betts Corp. (a)                                    1,565        44,352
                                                                    -----------
                                                                        401,869
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Arrow Electronics, Inc. (a)                                 1,032        24,727
Avnet, Inc. (a)                                               229         3,884
Jabil Circuit, Inc. (a)                                       931        22,632
PerkinElmer, Inc.                                           2,720        55,869
Sanmina-SCI Corp. (a)                                       2,781        22,248
Tech Data Corp. (a)                                           244         9,855
Tektronix, Inc.                                                96         2,912
Thermo Electron Corp. (a)                                   2,013        58,377
Varian, Inc. (a)                                              144         5,253
Vishay Intertechnology, Inc. (a)                            3,523        45,552
Waters Corp. (a)                                            2,147        88,650
                                                                    -----------
                                                                        339,959
                                                                    -----------
ENERGY EQUIPMENT & SERVICES (0.2%)
BJ Services Co.                                               745        37,995
FMC Technologies, Inc. (a)                                    287         8,676
Hanover Compressor Co. (a)                                    319         4,153
Smith International, Inc. (a)                                 485        28,169
Transocean, Inc. (a)                                        2,982       105,116
                                                                    -----------
                                                                        184,109
                                                                    -----------
FOOD & STAPLES RETAILING (3.0%)
Albertson's, Inc.                                           8,080       184,305
BJ's Wholesale Club, Inc. (a)                                 619        17,970
Costco Wholesale Corp.                                      9,261       443,972
Kroger Co. (The) (a)                                       19,775       298,800
Ruddick Corp.                                                 780        15,701
Safeway, Inc. (a)                                          11,922       217,457
SUPERVALU, Inc.                                             3,642       107,403
Wal-Mart Stores, Inc.                                      26,034     1,403,753
Whole Foods Market, Inc.                                      843        68,646
Winn-Dixie Stores, Inc.                                     1,948         6,701
                                                                    -----------
                                                                      2,764,708
                                                                    -----------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.                                  2,829        54,798
ConAgra Foods, Inc.                                         4,818       127,195
H.J. Heinz Co.                                              1,537        55,870
Hershey Foods Corp.                                         1,202        60,929
Hormel Foods Corp.                                          1,251        35,166
Kellogg Co.                                                 3,606       155,058
Sara Lee Corp.                                             21,126       491,813
Sensient Technologies Corp.                                   212         4,605
Smithfield Foods, Inc. (a)                                  1,036        25,102
Tyson Foods, Inc. Class A                                   9,474       137,373
                                                                    -----------
                                                                      1,147,909
                                                                    -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
GAS UTILITIES (0.5%)
KeySpan Corp.                                               2,085   $    83,296
Kinder Morgan, Inc.                                         1,678       108,013
Nicor, Inc.                                                 1,106        41,497
NiSource, Inc.                                              3,427        73,509
Sempra Energy                                               3,967       133,053
WGL Holdings, Inc.                                            225         6,401
                                                                    -----------
                                                                        445,769
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Applera Corp. Applied Biosystems Group                      3,098        59,110
Bausch & Lomb, Inc.                                         1,169        71,262
Baxter International, Inc.                                    714        21,963
Becton, Dickinson & Co.                                     6,738       353,745
Biomet, Inc.                                                  493        23,013
C.R. Bard, Inc.                                             1,607        91,278
Cytyc Corp. (a)                                               517        13,488
DENTSPLY International, Inc. (a)                            1,050        54,610
Fisher Scientific International, Inc. (a)                     884        50,706
Millipore Corp. (a)                                           230        10,578
STERIS Corp. (a)                                              318         6,592
Stryker Corp. (a)                                           1,330        57,310
Zimmer Holdings, Inc. (a)                                   1,769       137,257
                                                                    -----------
                                                                        950,912
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.                                                 4,086       388,170
AmerisourceBergen Corp.                                     3,002       165,230
Anthem, Inc. (a)                                              174        13,990
Apria Healthcare Group, Inc. (a)                              654        17,893
Cardinal Health, Inc.                                       5,620       262,735
Caremark Rx, Inc. (a)                                       7,446       223,157
CIGNA Corp.                                                 3,743       237,531
Community Health Systems, Inc. (a)                            430        11,533
Covance, Inc. (a)                                           1,688        67,047
Coventry Health Care, Inc. (a)                              1,216        49,734
First Health Group Corp. (a)                                1,643        26,157
HCA, Inc.                                                   2,226        81,761
LifePoint Hospitals, Inc. (a)                                 180         5,836
Lincare Holdings, Inc. (a)                                  1,208        44,406
Manor Care, Inc.                                            1,219        39,910
McKesson Corp.                                              2,581        68,809
Medco Health Solutions, Inc. (a)                            1,267        42,964
PacifiCare Health Systems, Inc. (a)                         2,268        80,786
Quest Diagnostics, Inc.                                       936        81,937
Tenet Healthcare Corp. (a)                                  8,441        90,488
Triad Hospitals, Inc. (a)                                   2,016        66,589


                                                           SHARES         VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.                                   10,615   $   768,526
Universal Health Services, Inc. Class B                       778        32,334
WellPoint Health Networks, Inc. (a)                           615        60,060
                                                                    -----------
                                                                      2,927,583
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE (2.1%)
Boyd Gaming Corp.                                             996        33,356
Brinker International, Inc. (a)                             2,062        66,603
Caesars Entertainment, Inc. (a)                             8,190       146,601
Carnival Corp.                                              5,648       285,563
CBRL Group, Inc.                                              428        15,519
Darden Restaurants, Inc.                                    1,413        34,618
GTECH Holdings Corp.                                        1,047        24,782
Harrah's Entertainment, Inc.                                1,002        58,637
Hilton Hotels Corp.                                         1,302        25,910
International Game Technology                               1,422        46,983
Krispy Kreme Doughnuts, Inc. (a)                              256         2,714
Mandalay Resort Group                                       1,781       122,533
Marriott International, Inc. Class A                        1,055        57,487
McDonald's Corp.                                           17,739       517,092
Six Flags, Inc. (a)                                         2,540        12,802
Starbucks Corp. (a)                                         1,840        97,299
Starwood Hotels & Resorts Worldwide, Inc. (a)               4,633       221,133
Yum! Brands, Inc.                                           3,151       137,068
                                                                    -----------
                                                                      1,906,700
                                                                    -----------
HOUSEHOLD DURABLES (1.1%)
American Greetings Corp. Class A                            1,808        47,822
Black & Decker Corp. (The)                                  2,120       170,194
Centex Corp.                                                  582        30,229
Furniture Brands International, Inc.                        1,501        32,737
Harman International Industries, Inc.                       1,481       177,986
Lennar Corp. Class A                                        1,412        63,512
Maytag Corp.                                                2,153        37,462
Newell Rubbermaid, Inc.                                     7,328       157,992
Pulte Homes, Inc.                                             546        29,964
Snap-on, Inc.                                                 320         9,401
Stanley Works (The)                                         1,811        80,626
Toll Brothers, Inc. (a)                                       205         9,502
Tupperware Corp.                                              533         8,896
Whirlpool Corp.                                             1,832       107,630
                                                                    -----------
                                                                        963,953
                                                                    -----------

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co.                                         124   $     5,533
Energizer Holdings, Inc. (a)                                1,535        71,270
Kimberly-Clark Corp.                                       10,417       621,582
Procter & Gamble Co. (The)                                 11,371       581,968
                                                                    -----------
                                                                      1,280,353
                                                                    -----------
INDUSTRIAL CONGLOMERATES (4.3%)
3M Co.                                                        408        31,649
VGeneral Electric Co.                                      86,997     2,968,338
Textron, Inc.                                               3,677       250,587
Tyco International Ltd.                                    22,556       702,619
                                                                    -----------
                                                                      3,953,193
                                                                    -----------
INSURANCE (7.9%)
ACE, Ltd.                                                   7,549       287,315
AFLAC, Inc.                                                13,616       488,542
Allmerica Financial Corp. (a)                                 505        15,201
Allstate Corp. (The)                                        3,171       152,493
Ambac Financial Group, Inc.                                 1,221        95,311
American Financial Group, Inc.                                975        28,860
VAmerican International Group, Inc.                        27,742     1,684,217
AmerUs Group Co.                                              709        29,622
Aon Corp.                                                   7,119       145,299
Arthur J. Gallagher & Co.                                     421        11,830
Brown & Brown, Inc.                                           292        12,194
Chubb Corp. (The)                                           4,248       306,408
Cincinnati Financial Corp.                                  2,143        89,470
Everest Re Group Ltd.                                         727        57,702
Fidelity National Financial, Inc.                           2,351        88,727
First American Corp.                                        1,606        50,091
Hartford Financial Services Group, Inc. (The)               6,582       384,915
HCC Insurance Holdings, Inc.                                1,774        52,688
Horace Mann Educators Corp.                                   747        12,699
Lincoln National Corp.                                      2,129        93,250
Loews Corp.                                                 4,949       296,445
Marsh & McLennan Cos., Inc.                                 2,400        66,384
MetLife, Inc.                                              19,159       734,748
Ohio Casualty Corp. (a)                                     1,685        35,183
Old Republic International Corp.                              773        18,050
Progressive Corp. (The)                                     4,716       441,182
Protective Life Corp.                                       1,208        47,475
Prudential Financial, Inc.                                  7,937       368,832
SAFECO Corp.                                                3,603       166,603
St. Paul Travelers Cos., Inc. (The)                        17,118       581,327
StanCorp Financial Group, Inc.                                272        20,503
Torchmark Corp.                                               493        26,632
Unitrin, Inc.                                                 934        40,330
UnumProvident Corp.                                         7,891       107,791


                                                           SHARES         VALUE
INSURANCE (CONTINUED)
W. R. Berkley Corp.                                         1,543   $    65,948
XL Capital Ltd. Class A                                     1,224        88,740
                                                                    -----------
                                                                      7,193,007
                                                                    -----------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a)                                              1,174       114,594
                                                                    -----------

INTERNET SOFTWARE & SERVICES (0.0%) (b)
Yahoo!, Inc. (a)                                              622        22,510
                                                                    -----------

IT SERVICES (0.7%)
Acxiom Corp.                                                2,351        58,775
CheckFree Corp. (a)                                           883        27,373
Computer Sciences Corp. (a)                                 3,348       166,295
CSG Systems International, Inc. (a)                         1,191        20,021
DST Systems, Inc. (a)                                         875        39,244
Electronic Data Systems Corp.                               7,415       157,717
First Data Corp.                                              970        40,042
Sabre Holdings Corp.                                        1,887        40,589
Unisys Corp. (a)                                            8,918        94,709
                                                                    -----------
                                                                        644,765
                                                                    -----------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Brunswick Corp.                                             1,239        58,134
Eastman Kodak Co.                                           5,064       153,338
Hasbro, Inc.                                                3,770        66,691
                                                                    -----------
                                                                        278,163
                                                                    -----------
MACHINERY (1.0%)
Cummins, Inc.                                               1,154        80,872
Deere & Co.                                                 2,075       124,043
Eaton Corp.                                                 2,067       132,185
Flowserve Corp. (a)                                         1,005        21,688
Graco, Inc.                                                 1,223        42,071
Harsco Corp.                                                  280        13,566
Nordson Corp.                                                 482        16,880
PACCAR, Inc.                                                3,535       245,011
Parker-Hannifin Corp.                                         551        38,917
Pentair, Inc.                                               1,770        66,163
SPX Corp.                                                   2,054        78,771
Tecumseh Products Co. Class A                                 491        21,250
                                                                    -----------
                                                                        881,417
                                                                    -----------
MEDIA (2.0%)
Catalina Marketing Corp.                                      440        11,268
Clear Channel Communications, Inc.                            474        15,832
Comcast Corp. Class A (a)                                   3,760       110,920
McGraw-Hill Cos., Inc. (The)                                  696        60,030
Media General, Inc. Class A                                   109         6,355

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (CONTINUED)
Reader's Digest Association, Inc. (The)                     1,369   $    19,275
Scholastic Corp. (a)                                          352        10,673
Time Warner, Inc. (a)                                      39,309       654,102
Viacom, Inc. Class B                                        6,331       231,018
Walt Disney Co. (The)                                      28,091       708,455
                                                                    -----------
                                                                      1,827,928
                                                                    -----------
METALS & MINING (0.6%)
Allegheny Technologies, Inc.                                1,259        21,164
Arch Coal, Inc.                                               735        23,902
Nucor Corp.                                                 3,529       149,029
Peabody Energy Corp.                                        1,419        90,504
Phelps Dodge Corp.                                          2,031       177,794
United States Steel Corp.                                   3,047       111,886
                                                                    -----------
                                                                        574,279
                                                                    -----------
MULTILINE RETAIL (1.7%)
Dillard's, Inc. Class A                                     2,305        47,230
Dollar Tree Stores, Inc. (a)                                  481        13,901
Federated Department Stores, Inc.                           4,821       243,219
J.C. Penney Co., Inc. Holding Co.                           7,551       261,189
May Department Stores Co. (The)                             5,172       134,782
Nordstrom, Inc.                                             1,890        81,610
Saks, Inc. (a)                                              1,884        23,023
Sears, Roebuck and Co.                                      1,867        65,345
Target Corp.                                               13,356       668,067
                                                                    -----------
                                                                      1,538,366
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER (0.9%)
AES Corp. (The) (a)                                        16,879       183,981
Duke Energy Corp.                                          16,956       415,931
Dynegy, Inc. Class A (a)                                    7,811        38,508
El Paso Corp.                                               3,002        26,838
MDU Resources Group, Inc.                                   1,058        27,138
National Fuel Gas Co.                                         384        10,759
ONEOK, Inc.                                                   911        24,433
Questar Corp.                                               1,141        54,768
Sierra Pacific Resources (a)                                3,238        31,085
                                                                    -----------
                                                                        813,441
                                                                    -----------
OFFICE ELECTRONICS (0.3%)
Xerox Corp. (a)                                            21,687       320,317
                                                                    -----------

OIL & GAS (9.0%)
Amerada Hess Corp.                                          2,003       161,662
Anadarko Petroleum Corp.                                    3,570       240,796


                                                           SHARES         VALUE
OIL & GAS (CONTINUED)
Apache Corp.                                                  241   $    12,219
Ashland, Inc.                                               1,552        89,426
Burlington Resources, Inc.                                 10,576       438,904
VChevronTexaco Corp.                                       29,401     1,560,017
ConocoPhillips                                             12,767     1,076,386
Devon Energy Corp.                                          5,377       397,737
EOG Resources, Inc.                                         2,624       174,653
VExxonMobil Corp.                                          49,535     2,438,113
Kerr-McGee Corp.                                              932        55,193
Marathon Oil Corp.                                          5,530       210,748
Newfield Exploration Co. (a)                                1,575        91,665
Noble Energy, Inc.                                            754        43,732
Occidental Petroleum Corp.                                  6,717       375,010
Overseas Shipholding Group, Inc.                            1,056        60,139
Pioneer Natural Resources Co.                               1,081        35,024
Plains Exploration & Production Co. (a)                     1,005        25,125
Pogo Producing Co.                                            563        25,814
Sunoco, Inc.                                                2,022       150,356
Unocal Corp.                                                  152         6,346
Valero Energy Corp.                                         6,831       293,528
Western Gas Resources, Inc.                                   686        20,093
XTO Energy, Inc.                                            6,878       229,588
                                                                    -----------
                                                                      8,212,274
                                                                    -----------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.                                       6,861       237,322
Louisiana-Pacific Corp.                                     2,900        71,079
MeadWestvaco Corp.                                            932        29,386
Potlatch Corp.                                                702        33,057
Rayonier, Inc.                                                210         9,954
Weyerhaeuser Co.                                            2,986       187,043
                                                                    -----------
                                                                        567,841
                                                                    -----------
PERSONAL PRODUCTS (1.4%)
Avon Products, Inc.                                        10,552       417,332
Gillette Co. (The)                                         21,617       896,673
                                                                    -----------
                                                                      1,314,005
                                                                    -----------
PHARMACEUTICALS (5.3%)
Johnson & Johnson                                          20,280     1,183,946
King Pharmaceuticals, Inc. (a)                              2,180        23,784
Lilly (Eli) & Co.                                             859        47,168
Merck & Co., Inc.                                          32,316     1,011,814
Perrigo Co.                                                   601        10,926
VPfizer, Inc.                                              80,994     2,344,776
Sepracor, Inc. (a)                                          2,304       105,823
Wyeth                                                       3,309       131,202
                                                                    -----------
                                                                      4,859,439
                                                                    -----------

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE (0.1%)
Equity Office Properties Trust                              3,355   $    94,343
Mack-Cali Realty Corp.                                         88         3,887
                                                                    -----------
                                                                         98,230
                                                                    -----------
ROAD & RAIL (0.9%)
Burlington Northern Santa Fe Corp.                          5,834       243,920
CSX Corp.                                                     913        33,324
Norfolk Southern Corp.                                     10,484       355,932
Swift Transportation Co., Inc. (a)                          1,144        21,622
Union Pacific Corp.                                         1,888       118,887
Werner Enterprises, Inc.                                    1,466        31,079
                                                                    -----------
                                                                        804,764
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Advanced Micro Devices, Inc. (a)                            8,132       136,780
Altera Corp. (a)                                            1,592        36,186
Analog Devices, Inc.                                        1,249        50,285
Atmel Corp. (a)                                            11,357        36,115
Broadcom Corp. Class A (a)                                  2,201        59,537
Cabot Microelectronics Corp. (a)                              206         7,422
Cree, Inc. (a)                                                642        22,155
Cypress Semiconductor Corp. (a)                             2,007        21,134
Intel Corp.                                                39,339       875,686
Lam Research Corp. (a)                                      1,638        42,637
Linear Technology Corp.                                       932        35,304
LSI Logic Corp. (a)                                           310         1,411
Micron Technology, Inc. (a)                                   936        11,401
National Semiconductor Corp. (a)                            1,494        24,950
                                                                    -----------
                                                                      1,361,003
                                                                    -----------
SOFTWARE (3.5%)
Activision, Inc. (a)                                        1,235        17,883
Autodesk, Inc.                                              3,047       160,729
BMC Software, Inc. (a)                                      6,025       113,993
Citrix Systems, Inc. (a)                                    2,826        68,191
Computer Associates International, Inc.                     5,426       150,355
Compuware Corp. (a)                                         7,103        41,126
Macromedia, Inc. (a)                                          317         8,603
Macrovision Corp. (a)                                         433        11,708
VMicrosoft Corp.                                           75,778     2,121,026
Parametric Technology Corp. (a)                             1,594         8,273
PeopleSoft, Inc. (a)                                          546        11,340
Reynolds & Reynolds Co. (The) Class A                       1,473        36,251
RSA Security, Inc. (a)                                        865        17,698
Symantec Corp. (a)                                          6,425       365,840


                                                           SHARES         VALUE
SOFTWARE (CONTINUED)
Synopsys, Inc. (a)                                          2,028   $    32,935
Transaction Systems Architects, Inc. Class A (a)              337         5,525
                                                                    -----------
                                                                      3,171,476
                                                                    -----------
SPECIALTY RETAIL (1.8%)
Abercrombie & Fitch Co. Class A                             2,544        99,674
American Eagle Outfitters, Inc.                             1,616        66,062
AnnTaylor Stores Corp. (a)                                    513        11,522
AutoNation, Inc. (a)                                        1,197        20,624
AutoZone, Inc. (a)                                          1,509       123,451
Barnes & Noble, Inc. (a)                                    1,556        51,768
Best Buy Co., Inc.                                            654        38,730
Boise Cascade Corp. (a)                                        31           915
Borders Group, Inc.                                         1,059        24,135
Circuit City Stores, Inc.                                   4,499        73,109
Claire's Stores, Inc.                                         902        23,470
Gap, Inc. (The)                                            19,850       396,603
Home Depot, Inc. (The)                                      3,150       129,402
Limited Brands, Inc.                                        6,712       166,323
Michaels Stores, Inc.                                       1,773        51,594
Office Depot, Inc. (a)                                      1,442        23,346
Payless ShoeSource, Inc. (a)                                1,839        17,489
PETsMART, Inc.                                                679        21,714
RadioShack Corp.                                            2,165        64,799
Rent-A-Center, Inc. (a)                                     1,103        26,461
Sherwin-Williams Co. (The)                                  1,934        82,620
Toys "R" Us, Inc. (a)                                       5,750       103,558
                                                                    -----------
                                                                      1,617,369
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach, Inc. (a)                                               889        41,454
Jones Apparel Group, Inc.                                     589        20,792
Reebok International Ltd.                                     255         9,435
Timberland Co. (The) Class A (a)                              151         9,271
                                                                    -----------
                                                                         80,952
                                                                    -----------
THRIFTS & MORTGAGE FINANCE (3.5%)
Countrywide Financial Corp.                                14,962       477,737
Fannie Mae                                                 15,559     1,091,464
Freddie Mac                                                13,370       890,442
Golden West Financial Corp.                                   284        33,205
MGIC Investment Corp.                                       1,349        86,754
Washington Mutual, Inc.                                    14,632       566,405
Webster Financial Corp.                                       464        22,179
                                                                    -----------
                                                                      3,168,186
                                                                    -----------
TOBACCO (0.7%)
Altria Group, Inc.                                          7,862       380,992
Reynolds American, Inc.                                     2,994       206,167
UST, Inc.                                                     760        31,282
                                                                    -----------
                                                                        618,441
                                                                    -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
Grainger (W.W.), Inc.                                         422   $    24,725
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Nextel Communications, Inc. Class A (a)                     9,132       241,907
Telephone & Data Systems, Inc.                              1,276        95,572
                                                                    -----------
                                                                        337,479
                                                                    -----------
Total Investments (Cost $88,876,396) (c)                     99.9%   91,417,370(d)
Cash and Other Assets, Less Liabilities                       0.1       106,190
                                                    -------------   -----------
Net Assets                                                  100.0%  $91,523,560
                                                    =============   ===========

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $89,269,777.
(d)  At October 31, 2004 net unrealized appreciation was
     $2,147,593 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,055,260 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $3,907,667.

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value (identified
  cost $88,876,396)                             $ 91,417,370
Cash                                                 346,717
Receivables:
  Investment securities sold                         348,407
  Dividends and interest                             128,727
  Fund shares sold                                    58,952
Other assets                                          16,983
                                                ------------
    Total assets                                  92,317,156
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                    512,968
  Transfer agent                                      84,765
  NYLIFE Distributors                                 55,046
  Manager                                             52,824
  Fund shares redeemed                                27,753
  Custodian                                           11,848
Accrued expenses                                      48,392
                                                ------------
    Total liabilities                                793,596
                                                ------------
Net assets                                      $ 91,523,560
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     30,628
  Class B                                             49,327
  Class C                                              2,691
Additional paid-in capital                       108,903,016
Accumulated net realized loss on investments     (20,003,076)
Net unrealized appreciation on investments         2,540,974
                                                ------------
Net assets                                      $ 91,523,560
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 34,957,071
                                                ============
Shares of beneficial interest outstanding          3,062,820
                                                ============
Net asset value per share outstanding           $      11.41
Maximum sales charge (5.50% of offering price)          0.66
                                                ------------
Maximum offering price per share outstanding    $      12.07
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 53,640,148
                                                ============
Shares of beneficial interest outstanding          4,932,630
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.87
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  2,926,341
                                                ============
Shares of beneficial interest outstanding            269,149
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.87
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,490,409
  Interest                                             5,941
                                                 -----------
    Total income                                   1,496,350
                                                 -----------
EXPENSES:
  Manager                                            655,095
  Transfer agent                                     522,874
  Distribution -- Class B                            413,718
  Distribution -- Class C                             20,679
  Service -- Class A                                  89,163
  Service -- Class B                                 137,906
  Service -- Class C                                   6,893
  Shareholder communication                           57,410
  Custodian                                           41,440
  Professional                                        38,359
  Recordkeeping                                       34,528
  Registration                                        34,421
  Trustees                                             9,186
  Miscellaneous                                       27,210
                                                 -----------
    Total expenses before reimbursement            2,088,882
  Expense reimbursement from Manager                (110,333)
                                                 -----------
    Net expenses                                   1,978,549
                                                 -----------
Net investment loss                                 (482,199)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  13,500,040
Net change in unrealized appreciation on
  investments                                     (7,321,272)
                                                 -----------
Net realized and unrealized gain on investments    6,178,768
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 5,696,569
                                                 ===========

(a)  Dividends recorded net of foreign withholding taxes of $1,378.

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss       $   (482,199)  $    (362,553)  $    (681,165)
 Net realized gain (loss)
  on investments             13,500,040         916,561     (18,412,322)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                (7,321,272)     13,344,388      (9,712,182)
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             5,696,569      13,898,396     (28,805,669)
                           --------------------------------------------
Capital share transactions:
 Net proceeds from sale
  of shares:
   Class A                    5,169,738      15,132,019      14,219,392
   Class B                    6,295,159       5,900,587       8,949,625
   Class C                      722,432         577,629       1,202,762
                           --------------------------------------------
                             12,187,329      21,610,235      24,371,779
 Cost of shares redeemed:
   Class A                  (10,891,285)    (10,924,221)     (7,164,908)
   Class B                   (9,778,693)     (8,490,629)    (15,108,651)
   Class C                     (378,475)       (203,580)       (614,541)
                           --------------------------------------------
                            (21,048,453)    (19,618,430)    (22,888,100)
    Increase (decrease)
     in net assets
     derived from capital
     share transactions      (8,861,124)      1,991,805       1,483,679
                           --------------------------------------------
    Net increase
     (decrease) in net
     assets                  (3,164,555)     15,890,201     (27,321,990)

NET ASSETS:
Beginning of period          94,688,115      78,797,914     106,119,904
                           --------------------------------------------
End of period              $ 91,523,560   $  94,688,115   $  78,797,914
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 10.69       $  9.02     $ 12.12    $ 14.74    $ 15.37    $ 11.86
                                              -------       -------     -------    -------    -------    -------
Net investment loss (a)                         (0.01)        (0.01)      (0.02)     (0.05)     (0.04)     (0.02)
Net realized and unrealized gain (loss) on
  investments                                    0.73          1.68       (3.08)     (2.57)     (0.38)      3.54
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 0.72          1.67       (3.10)     (2.62)     (0.42)      3.52
                                              -------       -------     -------    -------    -------    -------
Less distributions to shareholders:
  From net realized gain on investments            --            --          --         --      (0.17)     (0.01)
  In excess of net realized gain on
    investments                                    --            --          --         --      (0.04)        --
                                              -------       -------     -------    -------    -------    -------
Total distributions to shareholders                --            --          --         --      (0.21)     (0.01)
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 11.41       $ 10.69     $  9.02    $ 12.12    $ 14.74    $ 15.37
                                              =======       =======     =======    =======    =======    =======
Total investment return (b)                      6.74%        18.51%(c)  (25.58%)   (17.77%)    (2.70%)    29.67%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (0.05%)       (0.06%)+    (0.24%)    (0.42%)    (0.26%)    (0.16%)
    Net expenses                                 1.65%         1.65%+      1.65%      1.58%      1.49%      1.59%
    Expenses (before reimbursement)              1.77%         1.86%+      1.75%      1.58%      1.49%      1.59%
Portfolio turnover rate                           136%           71%        130%        95%        70%        72%
Net assets at end of period (in 000's)        $34,957       $38,313     $28,639    $31,389    $38,040    $26,214

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 10.25       $  8.71     $ 11.79    $ 14.45    $ 15.19    $ 11.80
                                              -------       -------     -------    -------    -------    -------
Net investment loss (a)                         (0.09)        (0.06)      (0.10)     (0.15)     (0.15)     (0.11)
Net realized and unrealized gain (loss) on
  investments                                    0.71          1.60       (2.98)     (2.51)     (0.38)      3.51
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 0.62          1.54       (3.08)     (2.66)     (0.53)      3.40
                                              -------       -------     -------    -------    -------    -------
Less distributions to shareholders:
  From net realized gain on investments            --            --          --         --      (0.17)     (0.01)
  In excess of net realized gain on
    investments                                    --            --          --         --      (0.04)        --
                                              -------       -------     -------    -------    -------    -------
Total distributions to shareholders                --            --          --         --      (0.21)     (0.01)
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 10.87       $ 10.25     $  8.71    $ 11.79    $ 14.45    $ 15.19
                                              =======       =======     =======    =======    =======    =======
Total investment return (b)                      6.05%        17.68%(c)  (26.12%)   (18.41%)    (3.46%)    28.80%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (0.80%)       (0.81%)+    (0.99%)    (1.17%)    (1.01%)    (0.91%)
    Net expenses                                 2.40%         2.40%+      2.40%      2.33%      2.24%      2.34%
    Expenses (before reimbursement)              2.52%         2.61%+      2.50%      2.33%      2.24%      2.34%
Portfolio turnover rate                           136%           71%        130%        95%        70%        72%
Net assets at end of period (in 000's)        $ 2,926       $ 2,429     $ 1,724    $ 1,683    $ 2,293    $   806

*    The Fund changed its fiscal year end from December 31 to
     October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                              CLASS B
YEAR ENDED      THROUGH     ------------------------------------------------------
OCTOBER 31,   OCTOBER 31,                  YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001              2000             1999
  $ 10.26       $  8.71     $ 11.79    $ 14.45           $ 15.19          $ 11.80
  -------       -------     -------    -------           -------          -------
    (0.09)        (0.06)      (0.10)     (0.15)            (0.15)           (0.11)
     0.70          1.61       (2.98)     (2.51)            (0.38)            3.51
  -------       -------     -------    -------           -------          -------
     0.61          1.55       (3.08)     (2.66)            (0.53)            3.40
  -------       -------     -------    -------           -------          -------
       --            --          --         --             (0.17)           (0.01)
       --            --          --         --             (0.04)              --
  -------       -------     -------    -------           -------          -------
                     --          --         --             (0.21)           (0.01)
  -------       -------     -------    -------           -------          -------
  $ 10.87       $ 10.26     $  8.71    $ 11.79           $ 14.45          $ 15.19
  =======       =======     =======    =======           =======          =======
     5.95%        17.80%(c)  (26.12%)   (18.41%)           (3.46%)          28.80%
    (0.80%)       (0.81%)+    (0.99%)    (1.17%)           (1.01%)          (0.91%)
     2.40%         2.40%+      2.40%      2.33%             2.24%            2.34%
     2.52%         2.61%+      2.50%      2.33%             2.24%            2.34%
      136%           71%        130%        95%               70%              72%
  $53,640       $53,946     $48,434    $73,048           $91,246          $58,937

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Beginning December 28, 2004, the Fund will also offer Class I shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Effective January 1, 2004, the Fund changed its name to MainStay Common Stock Fund from MainStay Growth Opportunities Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.
(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

   ACCUMULATED        ACCUMULATED
  NET INVESTMENT   NET REALIZED LOSS     ADDITIONAL
       LOSS         ON INVESTMENTS     PAID-IN-CAPITAL

     $482,199           $45,141          $(527,340)
  ----------------------------------------------------

The reclassifications for the Fund is primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes and real estate investment trusts investments.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the

 22   MainStay Common Stock Fund
trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.70% of the Fund's average daily net assets on assets up to $500 million and 0.65% on assets over $500 million. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.38%, 2.13% and 2.13% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $655,095 and reimbursed the Fund for $110,333.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $8,993 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $336, $63,300 and $396, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $522,874.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit

                                                    www.mainstayfunds.com     23

Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Common Stock Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, New York Life held shares of Class A with a value of $11,060,591. This represents 31.6% of the Class A net assets and 12.1% of the Fund's total net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees, as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,797 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $34,528 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
   AND OTHER LOSSES     APPRECIATION         LOSS
     $(19,609,695)       $2,147,593      $ (17,462,102)
  ------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $19,609,695 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS      AMOUNT
  AVAILABLE THROUGH   (000'S)

        2009          $ 1,061
        2010           16,193
        2011            2,355
  ---------------------------
                      $19,609
  ---------------------------

The Fund utilized $13,614,652 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $127,199 and $134,494, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                       YEAR ENDED
                                    OCTOBER 31, 2004
                                CLASS A  CLASS B  CLASS C

Shares sold                         458      586       67
---------------------------------------------------------
Shares redeemed                   (981)    (913)     (35)
---------------------------------------------------------
Net increase (decrease)           (523)    (327)       32
---------------------------------------------------------

                                    JANUARY 1 THROUGH
                                    OCTOBER 31, 2003*
                                CLASS A  CLASS B  CLASS C

Shares sold                       1,518      649       62
---------------------------------------------------------
Shares redeemed                 (1,108)    (951)     (23)
---------------------------------------------------------
Net increase (decrease)             410    (302)     (39)
---------------------------------------------------------

 24   MainStay Common Stock Fund

                                       YEAR ENDED
                                    DECEMBER 31, 2002
                                CLASS A  CLASS B  CLASS C
Shares sold                       1,271      891      118
---------------------------------------------------------
Shares redeemed                   (685)  (1,523)     (63)
---------------------------------------------------------
Net increase (decrease)             586    (632)       55
---------------------------------------------------------

*  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 26   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay Common Stock Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

 30   MainStay Common Stock Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A06408         (RECYCLE LOGO)                                 MSCS11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    RESEARCH VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,
/s/ GARY E. WENDLANDT

Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                               9
----------------------------------------------------

Notes to Financial Statements                     14

Report of Independent Registered Public
Accounting Firm                                   18
----------------------------------------------------

Trustees and Officers                             19
----------------------------------------------------

Proxy Voting Policies and Procedures              21
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        21
----------------------------------------------------

Federal Income Tax Information                    22
----------------------------------------------------

MainStay Funds                                    23

 2   MainStay Research Value Fund

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.19%  0.42%     2.63%
Excluding sales charges  13.43   1.57      3.54

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                          CLASS A                  RUSSELL 1000(R) VALUE INDEX
                                                                          -------                  ---------------------------
6/1/98                                                                      9450                              10000
                                                                            8959                               9648
                                                                           10934                              11243
                                                                           13512                              11863
                                                                           11244                              10456
                                                                            8782                               9408
                                                                           10418                              11561
10/31/04                                                                   11817                              13347

  --   MainStay Research Value Fund  --   Russell 1000(R) Value Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.44%  0.44%     2.76%
Excluding sales charges  12.44   0.80      2.76

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                          CLASS B                  RUSSELL 1000(R) VALUE INDEX
                                                                          -------                  ---------------------------
6/1/98                                                                     10000                              10000
                                                                            9440                               9648
                                                                           11450                              11243
                                                                           14044                              11863
                                                                           11607                              10456
                                                                            8985                               9408
                                                                           10595                              11561
10/31/04                                                                   11913                              13347

  --   MainStay Research Value Fund  --   Russell 1000(R) Value Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       11.44%  0.80%     2.76%
Excluding sales charges  12.44   0.80      2.76

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                          CLASS C                  RUSSELL 1000(R) VALUE INDEX
                                                                          -------                  ---------------------------
6/1/98                                                                     10000                              10000
                                                                            9440                               9648
                                                                           11450                              11243
                                                                           14044                              11863
                                                                           11607                              10456
                                                                            8985                               9408
                                                                           10595                              11561
10/31/04                                                                   11913                              13347

  --   MainStay Research Value Fund  --   Russell 1000(R) Value Index

                                       ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                 YEAR    YEARS   INCEPTION

Russell 1000(R) Value Index(1)        15.45%  3.49%     4.60%
Average Lipper multi-cap value
  fund(2)                             12.73   4.25      3.97

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Research Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RESEARCH VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,045.00       $ 8.74      $1,016.50       $ 8.62
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,040.15       $12.56      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,040.15       $12.56      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).


 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

COMMON STOCKS                                                              95.5%
CASH AND OTHER ASSETS (LESS LIABILITIES)                                    4.5%

See Portfolio of Investments on page 8 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Limited Brands
 2.  Xerox Corp.
 3.  Lehman Brothers Holdings, Inc.
 4.  Ingersoll-Rand Co. Class A
 5.  ExxonMobil Corp.
 6.  ChevronTexaco Corp.
 7.  Wachovia Corp.
 8.  International Business Machines Corp.
 9.  ConocoPhillips
10.  FPL Group, Inc.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Joel Heymsfeld of Mercury Advisors

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests primarily in common stocks and other securities with equity characteristics, such as convertible debt, convertible preferred securities, preferred stocks, and warrants and rights. The Fund may also invest in foreign securities. In implementing this strategy, we follow a research-intensive, value-oriented approach that focuses on securities that are deemed to be undervalued and that appear to have favorable earnings growth prospects, above-average return on equity and dividend yield, and solid financial condition. Various qualitative factors may also be considered. Securities may be sold when economic, financial, industry, or company factors suggest that the securities will no longer contribute to meeting the Fund's investment objective.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

Continuing strength in the U.S. economy helped the stock market trend upward from November 2003 through February 2004. After that, the market failed to make additional net progress through the end of October. Strength in overall corporate earnings remained a positive influence on share prices. Rising oil prices, on the other hand, had a dampening effect on economic activity and also raised concerns about a resurgence of inflation. Energy-related stocks were market leaders, as the upward trend in oil prices helped keep energy-company earnings above expectations.

Uncertainties over the outcome of the U.S. presidential election in November had a negative impact on the stock market. This was particularly true for health care stocks, which suffered from growing concern that the sector would be vulnerable to a change in administration.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

Consumer discretionary, consumer staples, industrials, and financials were the Fund's top-performing sectors relative to the Russell 1000(R) Value Index.(1) On an absolute basis, the energy sector produced the highest return during the 12-month period. The Fund's positions in the health care sector took the greatest toll on relative performance. An underweighted position in the utility sector relative to the Russell 1000(R) Value Index also had a negative impact on the Fund's results.

WHICH OF THE FUND'S HOLDINGS SHOWED STRONG PERFORMANCE DURING THE REPORTING PERIOD?

Positions in the energy sector performed well, including ConocoPhillips (+51%),(2) ChevronTexaco (+48%), and ExxonMobil (+38%). Retail holdings such as J.C. Penney (+48%) and Limited Brands (+44%) also provided outstanding results. Other strong performers included Archer-Daniels-Midland (+37%), Boeing (+32%), Burlington Northern Santa Fe (+46%), and Xerox (+41%).

WHICH STOCKS UNDERPERFORMED?

Several health care holdings were weak, including Merck (-27%) and Bristol-Myers Squibb (-18%). Other positions that detracted from performance included General Motors (-19%) and Hewlett-Packard (-15%).

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

New positions for the Fund during the 12-month period included General Motors, Viacom, Fannie Mae, and Lehman Brothers. General Motors had dramatically improved its cost-control management, product quality, and product offerings. Viacom offered one of the best balance sheets among media companies, and the company was planning to use cash from its Blockbuster spin-off to repurchase a substantial number of shares. We bought shares of Fannie Mae on expectations of low double-digit earnings growth, expanding home ownership, and attractive valuations. We were encouraged by a settlement between Fannie Mae and a regulatory agency that was critical of the company's accounting practices. Lehman Brothers is strengthening its position in investment banking and asset management. We believe these improvements should augment the company's already-strong positions the fixed-income markets and in trading.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. See footnote on page 4 for more information on the Russell 1000(R) Value
   Index.
2. Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the 12 months ended 10/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

 6   MainStay Research Value Fund

During the reporting period, we sold the Fund's positions in Mattel, SBC Communications, Burlington Northern Santa Fe, and Beckman Coulter. We sold Mattel when weak demographics and a lack of purchasing power reinforced our pessimistic outlook for the toy industry. We eliminated SBC Communications to reduce the Fund's exposure to the telecommunications industry. We sold Burlington Northern Santa Fe after its shares rose to a point where they appeared to be fully valued relative to the company's earnings prospects. We sold Beckman Coulter for similar reasons. We felt that after substantially outperforming other health care holdings during the last several years, the stock offered limited upside potential.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE S&P 500(R) INDEX?

Throughout the 12-month period, the Fund continued to maintain a meaningfully underweighted position in the information technology sector, with a target of 9% of assets relative to 17% for the S&P 500(R) Index.(3) The Fund's most significantly overweighted sector during the reporting period was energy, with a target weight of 9% versus 6% for the Index. The Fund reduced its exposure to utilities and telecommunication services to positions that were nearly neutral to the Index. With purchases of Fannie Mae and Lehman Brothers, the Fund moved to a modestly overweighted position in the financials sector. The Fund was also modestly overweighted relative to the S&P 500(R) in health care.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We are increasingly optimistic about the U.S. equity market's prospects in the coming months. The reelection of President Bush has effectively eliminated election-year uncertainty, which we believe may have a favorable impact on share prices. U.S. stocks may also benefit from evidence that inflation has remained subdued and that economic growth may continue at a reasonable pace through 2005. On balance, our longer-term view is also positive, as we continue to look for average total investment returns for U.S. equities in the mid-to-high single-digit range. We will continue to adhere to a disciplined, investment approach guided by intensive fundamental research as we seek to identify attractively valued companies for the Fund's portfolio.

3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index, and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

MainStay Research Value Fund's portfolio manager changed effective May 17, 2004. The Fund is still managed by Mercury Advisors, but its management team is now led by Joel Heymsfeld.

At a meeting on September 21, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved an Agreement and Plan of Reorganization whereby all of the assets and liabilities of the Fund will be transferred to the MainStay Value Fund (a series of the Trust) in exchange for shares of the MainStay Value Fund (the "Reorganization"). Under this Agreement, the Fund would be completely liquidated after the Reorganization. A meeting of shareholders of the Fund has been scheduled for January 18, 2005 in order to vote on the proposed Reorganization. Should shareholders approve a Reorganization, it is scheduled to be effective on or about the close of business on January 21, 2005.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                           SHARES         VALUE
COMMON STOCKS (95.5%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
Boeing Co. (The)                                           36,253   $ 1,809,025
                                                                    -----------
AUTOMOBILES (2.8%)
General Motors Corp.                                       45,400     1,750,170
                                                                    -----------

CAPITAL MARKETS (3.3%)
V Lehman Brothers Holdings, Inc.                           25,400     2,086,610
                                                                    -----------
COMMERCIAL BANKS (7.9%)
Huntington Bancshares, Inc.                                57,268     1,371,569
Marshall & Ilsley Corp.                                    36,985     1,552,260
V Wachovia Corp.                                           40,817     2,008,605
                                                                    -----------
                                                                      4,932,434
                                                                    -----------
COMPUTERS & PERIPHERALS (5.9%)
Hewlett-Packard Co.                                        93,000     1,735,380
V International Business
  Machines Corp.                                           22,184     1,991,014
                                                                    -----------
                                                                      3,726,394
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
Verizon Communications, Inc.                               49,621     1,940,181
                                                                    -----------

ELECTRIC UTILITIES (3.1%)
V FPL Group, Inc.                                          28,603     1,970,747
                                                                    -----------

FOOD PRODUCTS (5.8%)
Archer-Daniels-Midland Co.                                 70,129     1,358,399
ConAgra Foods, Inc.                                        70,177     1,852,673
Sara Lee Corp.                                             16,800       391,104
                                                                    -----------
                                                                      3,602,176
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.0%)
Baxter International, Inc.                                 61,448     1,890,140
                                                                    -----------
HOUSEHOLD PRODUCTS (3.0%)
Kimberly-Clark Corp.                                       31,953     1,906,635
                                                                    -----------

INSURANCE (5.9%)
Allstate Corp. (The)                                       39,900     1,918,791
Hartford Financial Services Group, Inc. (The)              30,656     1,792,763
                                                                    -----------
                                                                      3,711,554
                                                                    -----------
MACHINERY (3.3%)
V Ingersoll-Rand Co. Class A                               29,733     2,034,926
                                                                    -----------

MEDIA (2.8%)
Viacom, Inc. Class B                                       47,500     1,733,275
                                                                    -----------


                                                           SHARES         VALUE
MULTILINE RETAIL (2.8%)
J.C. Penney Co., Inc. Holding Co.                          50,928   $ 1,761,600
                                                                    -----------

OFFICE ELECTRONICS (3.4%)
V Xerox Corp. (a)                                         144,547     2,134,959
                                                                    -----------

OIL & GAS (9.6%)
V ChevronTexaco Corp.                                      37,876     2,009,701
V ConocoPhillips                                           23,419     1,974,456
V ExxonMobil Corp.                                         41,010     2,018,512
                                                                    -----------
                                                                      6,002,669
                                                                    -----------
PAPER & FOREST PRODUCTS (2.9%)
Weyerhaeuser Co.                                           29,424     1,843,119
                                                                    -----------

PHARMACEUTICALS (11.5%)
Abbott Laboratories                                        45,623     1,944,909
Bristol-Myers Squibb Co.                                   82,300     1,928,289
Merck & Co., Inc.                                          43,113     1,349,868
Wyeth                                                      48,991     1,942,493
                                                                    -----------
                                                                      7,165,559
                                                                    -----------
ROAD & RAIL (3.1%)
Union Pacific Corp.                                        30,357     1,911,580
                                                                    -----------

SPECIALTY RETAIL (3.5%)
V Limited Brands                                           88,700     2,197,986
                                                                    -----------

THRIFTS & MORTGAGE FINANCE (5.9%)
Fannie Mae                                                 25,360     1,779,004
Washington Mutual, Inc.                                    48,659     1,883,590
                                                                    -----------
                                                                      3,662,594
                                                                    -----------
Total Investments
  (Cost $51,008,911) (b)                                     95.5%   59,774,333(c)
Cash and Other Assets,
  Less Liabilities                                            4.5     2,798,324
                                                    -------------   -----------
Net Assets                                                  100.0%  $62,572,657
                                                    =============   ===========

+    Percentages indicated are based on Fund net assets.
V    Among the Fund's 10 largest holdings, excluding
     short-term investments. May be subject to change daily.

(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $51,027,867.
(c)  At October 31, 2004 net unrealized appreciation was
     $8,746,466, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,314,968 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,568,502.

 8   MainStay Research Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $51,008,911)                 $ 59,774,333
Cash                                               2,153,494
Receivables:
  Investment securities sold                       1,133,486
  Dividends                                          150,109
  Fund shares sold                                     7,720
Other assets                                          16,675
                                                ------------
    Total assets                                  63,235,817
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                    391,057
  Fund shares redeemed                               109,043
  Manager                                             45,252
  Transfer agent                                      40,976
  NYLIFE Distributors                                 37,368
  Professional                                        16,104
  Custodian                                            2,046
Accrued expenses                                      21,314
                                                ------------
    Total liabilities                                663,160
                                                ------------
Net assets                                      $ 62,572,657
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     22,558
  Class B                                             24,022
  Class C                                             11,837
Additional paid-in capital                        63,969,434
Accumulated undistributed net investment
  income                                             212,097
Accumulated net realized loss on investments     (10,432,713)
Net unrealized appreciation on investments         8,765,422
                                                ------------
Net assets                                      $ 62,572,657
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 24,849,132
                                                ============
Shares of beneficial interest outstanding          2,255,853
                                                ============
Net asset value per share outstanding           $      11.02
Maximum sales charge (5.50% of offering price)          0.64
                                                ------------
Maximum offering price per share outstanding    $      11.66
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 25,269,399
                                                ============
Shares of beneficial interest outstanding          2,402,196
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.52
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 12,454,126
                                                ============
Shares of beneficial interest outstanding          1,183,687
                                                ============
Net asset value and offering price per share
  outstanding                                   $      10.52
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                       $1,611,735
  Interest                                             1,338
                                                  ----------
    Total income                                   1,613,073
                                                  ----------
EXPENSES:
  Manager                                            554,845
  Transfer agent                                     255,785
  Distribution -- Class B                            191,114
  Distribution -- Class C                            100,153
  Service -- Class A                                  66,101
  Service -- Class B                                  63,705
  Service -- Class C                                  33,384
  Shareholder communication                           39,151
  Professional                                        35,351
  Registration                                        34,873
  Recordkeeping                                       25,092
  Custodian                                            8,161
  Trustees                                             7,289
  Miscellaneous                                       18,191
                                                  ----------
    Total expenses before waiver and
      reimbursement                                1,433,195
Fees waived and reimbursed by Manager                (32,239)
                                                  ----------
    Net expenses                                   1,400,956
                                                  ----------
Net investment income                                212,117
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,280,224
Net change in unrealized appreciation on
  investments                                      2,264,012
                                                  ----------
Net realized and unrealized gain on investments    7,544,236
                                                  ----------
Net increase in net assets resulting from
  operations                                      $7,756,353
                                                  ==========

 10   MainStay Research Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                     2004          2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income
  (loss)                     $    212,117   $    206,240   $    (94,708)
 Net realized gain (loss)
  on investments                5,280,224        298,498    (15,895,812)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   2,264,012      7,503,492     (1,420,991)
                             ------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    7,756,353      8,008,230    (17,411,511)
                             ------------------------------------------

Dividends and distributions to
 shareholders:

 From net investment income:
   Class A                       (157,052)            --             --
   Class B                        (36,713)            --             --
   Class C                        (18,128)            --             --

 From net realized gain on investments:
   Class A                             --             --        (29,926)
   Class B                             --             --        (33,343)
   Class C                             --             --         (6,670)
                             ------------------------------------------
 Total dividends and
  distributions to
  shareholders                   (211,893)            --        (69,939)
                             ------------------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                      4,285,294      9,081,876      7,500,281
   Class B                      4,040,993      5,478,696      4,990,637
   Class C                      4,450,934      6,757,467      2,164,087

                                     2004          2003*           2002

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                   $     63,533   $         --   $     27,070
   Class B                         25,384             --         27,824
   Class C                          2,998             --          2,853
                             ------------------------------------------
                               12,869,136     21,318,039     14,712,752

 Cost of shares redeemed:
   Class A                     (8,851,596)    (5,189,955)    (4,983,316)
   Class B                     (5,449,324)    (3,794,299)    (6,310,427)
   Class C                     (4,040,571)    (1,071,349)    (2,460,364)
                             ------------------------------------------
                              (18,341,491)   (10,055,603)   (13,754,107)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (5,472,355)    11,262,436        958,645
                             ------------------------------------------
    Net increase (decrease)
     in net assets              2,072,105     19,270,666    (16,522,805)

NET ASSETS:
Beginning of period            60,500,552     41,229,886     57,752,691
                             ------------------------------------------
End of period                $ 62,572,657   $ 60,500,552   $ 41,229,886
                             ==========================================
Accumulated undistributed
 net investment income at
 end of period               $    212,097   $    211,873   $         --
                             ==========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $  9.77       $  8.38     $ 11.67    $ 12.56    $ 11.62    $ 10.30
                                              -------       -------     -------    -------    -------    -------
Net investment income (loss) (a)                 0.08          0.07        0.02       0.01       0.00(b)   (0.03)
Net realized and unrealized gain (loss) on
  investments                                    1.23          1.32       (3.30)     (0.78)      1.70       1.90
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 1.31          1.39       (3.28)     (0.77)      1.70       1.87
                                              -------       -------     -------    -------    -------    -------
Less dividends and distributions:
  From net investment income                    (0.06)           --          --         --         --         --
  From net realized gain on investments            --            --       (0.01)     (0.12)     (0.76)     (0.37)
  In excess of net realized gain on
    investments                                    --            --          --         --         --      (0.18)
                                              -------       -------     -------    -------    -------    -------
Total dividends and distributions to
  shareholders                                  (0.06)           --       (0.01)     (0.12)     (0.76)     (0.55)
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 11.02       $  9.77     $  8.38    $ 11.67    $ 12.56    $ 11.62
                                              =======       =======     =======    =======    =======    =======
Total investment return (c)                     13.43%        16.59%(d)  (28.07%)    (6.14%)    14.89%     18.35%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.77%         0.91%+      0.24%      0.05%      0.06%     (0.33%)
    Net expenses                                 1.70%         1.70%+      1.70%      1.74%      1.80%      1.80%
    Expenses (before waiver and
      reimbursement)                             1.75%         1.95%+      1.91%      1.74%      1.89%      2.14%
Portfolio turnover rate                            22%            5%        120%        44%        60%        63%
Net assets at end of period (in 000's)        $24,849       $26,172     $18,532    $23,360    $22,619    $13,987

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $  9.37       $  8.08      $11.34     $12.30     $11.48     $10.25
                                              -------       -------      ------     ------     ------     ------
Net investment income (loss) (a)                 0.00(b)       0.01       (0.05)     (0.08)     (0.08)     (0.09)
Net realized and unrealized gain (loss) on
  investments                                    1.16          1.28       (3.20)     (0.76)      1.66       1.87
                                              -------       -------      ------     ------     ------     ------
Total from investment operations                 1.16          1.29       (3.25)     (0.84)      1.58       1.78
                                              -------       -------      ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                    (0.01)           --          --         --         --         --
  From net realized gain on investments            --            --       (0.01)     (0.12)     (0.76)     (0.37)
  In excess of net realized gain on
    investments                                    --            --          --         --         --      (0.18)
                                              -------       -------      ------     ------     ------     ------
Total dividends and distributions to
  shareholders                                  (0.01)           --       (0.01)     (0.12)     (0.76)     (0.55)
                                              -------       -------      ------     ------     ------     ------
Net asset value at end of period              $ 10.52       $  9.37      $ 8.08     $11.34     $12.30     $11.48
                                              =======       =======      ======     ======     ======     ======
Total investment return (c)                     12.44%        15.97%(d)  (28.62%)    (6.84%)    14.03%     17.56%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.02%         0.16%+     (0.51%)    (0.70%)    (0.69%)    (1.08%)
    Net expenses                                 2.45%         2.45%+      2.45%      2.49%      2.55%      2.55%
    Expenses (before waiver and
      reimbursement)                             2.50%         2.70%+      2.66%      2.49%      2.64%      2.89%
Portfolio turnover rate                            22%            5%        120%        44%        60%        63%
Net assets at end of period (in 000's)        $12,454       $10,591      $3,737     $5,831     $4,345     $1,146

*     The Fund changed its fiscal year end from December 31 to
      October 31.
+     Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Less than one cent per share.
(c)   Total return is calculated exclusive of sales charges.
(d)   Total return is not annualized.

 12   MainStay Research Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                        CLASS B
YEAR ENDED      THROUGH     -----------------------------------------
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000       1999
 $   9.37       $  8.08     $ 11.34    $ 12.30    $ 11.48    $ 10.25
 --------       -------     -------    -------    -------    -------
     0.00(b)       0.01       (0.05)     (0.08)     (0.08)     (0.09)
     1.16          1.28       (3.20)     (0.76)      1.66       1.87
 --------       -------     -------    -------    -------    -------
     1.16          1.29       (3.25)     (0.84)      1.58       1.78
 --------       -------     -------    -------    -------    -------
    (0.01)           --          --         --         --         --
       --            --       (0.01)     (0.12)     (0.76)     (0.37)
       --            --          --         --         --      (0.18)
 --------       -------     -------    -------    -------    -------
    (0.01)           --       (0.01)     (0.12)     (0.76)     (0.55)
 --------       -------     -------    -------    -------    -------
 $  10.52       $  9.37     $  8.08    $ 11.34    $ 12.30    $ 11.48
 ========       =======     =======    =======    =======    =======
    12.44%        15.97%(d)  (28.62%)    (6.84%)    14.03%     17.56%
     0.02%         0.16%+     (0.51%)    (0.70%)    (0.69%)    (1.08%)
     2.45%         2.45%+      2.45%      2.49%      2.55%      2.55%
     2.50%         2.70%+      2.66%      2.49%      2.64%      2.89%
       22%            5%        120%        44%        60%        63%
 $ 25,269       $23,738     $18,961    $28,562    $23,087    $10,176

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plan) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund,

 14   MainStay Research Value Fund
including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury" or the "Subadvisor") is responsible for the day-to-day portfolio management of the Fund.

Through July 31, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective August 1, 2004, the Trust pays the Manager an annual rate of 0.85% of the Fund's average daily net assets on assets up to $500 million and 0.80% on assets over $500 million. Also effective August 1, 2004, NYLIM had voluntarily agreed to waive its management fee by 0.05% of the Fund's average daily net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.37%, 2.12% and 2.12% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $554,845, waived $7,998 and reimbursed the Fund $24,241. The fees waived and reimbursed by the Manager total $32,239.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,934 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $640, $35,602 and $6,446, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $255,785.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Com-

                                                    www.mainstayfunds.com     15
mittee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Research Value Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2004, New York Life held shares of Class A with a value of $11,412,216. This represents 45.9% of the net assets for Class A and 18.2% of the Fund's total net assets at year end.

(G) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,938 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $25,092 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

UNDISTRIBUTED   ACCUMULATED                      TOTAL
  ORDINARY      CAPITAL AND     UNREALIZED    ACCUMULATED
   INCOME       OTHER LOSSES   APPRECIATION      LOSS
  $212,097      $(10,413,757)   $8,746,466    $(1,455,194)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $10,413,757 were available, as shown in the table below, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS             AMOUNT
   AVAILABLE THROUGH          (000'S)
         2011                 $10,414
  -----------------------------------------

The Fund utilized $5,280,224 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                    2004   2003       2002
Distributions paid from:
  Ordinary income               $211,893   $--         $--
  Long-term capital gains             --    --      69,939
----------------------------------------------------------
                                $211,893   $--     $69,939
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $14,283 and $21,812, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                       409       402       447
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     7         3        --(a)
-----------------------------------------------------------
                                  416       405       447
-----------------------------------------------------------
Shares redeemed                  (837)     (537)     (394)
-----------------------------------------------------------
Net increase (decrease)          (421)     (132)       53
-----------------------------------------------------------

 16   MainStay Research Value Fund

                                     JANUARY 1 THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C
Shares sold                      1,063      643       797
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     --       --        --
-----------------------------------------------------------
                                 1,063      643       797
-----------------------------------------------------------
Shares redeemed                   (597)    (455)     (128)
-----------------------------------------------------------
Net increase                       466      188       669
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C
Shares sold                       731       511       220
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends and
  distributions                     3         3        --(a)
-----------------------------------------------------------
                                  734       514       220
-----------------------------------------------------------
Shares redeemed                  (525)     (687)     (272)
-----------------------------------------------------------
Net increase (decrease)           209      (173)      (52)
-----------------------------------------------------------

 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Less than one thousand.

NOTE 9 -- SPECIAL MEETING OF SHAREHOLDERS:

The Board of Trustees of the Trust has called a Special Meeting of Shareholders ("Special Meeting") of the Fund, scheduled to be held on January 18, 2005. At the Special Meeting, shareholders will vote on a proposed reorganization of the Fund into the MainStay Value Fund, also a series of the Trust.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Research Value Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Research Value Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 18   MainStay Research Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     19

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 20   MainStay Research Value Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     21

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2004, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2004. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2004.

 22   MainStay Research Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     23

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06333         (RECYCLE.LOGO)                                 MSRV11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay Small Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
Sincerely,
/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18
Report of Independent Registered Public
Accounting Firm                                   22
----------------------------------------------------

Trustees and Officers                             23
----------------------------------------------------

Proxy Voting Policies and Procedures              25
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        25
----------------------------------------------------

MainStay Funds                                    26

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -4.31%  -4.09%    4.29%
Excluding sales charges   1.26   -2.99     5.22

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                     9450                       10000                       10000
                                                           8703                        8252                        8329
                                                          15252                       10669                        9567
                                                          19514                       12393                       11232
                                                          11698                        8489                        9806
                                                           9699                        6658                        8671
                                                          12938                        9758                       12432
10/31/04                                                  13102                       10298                       13890

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -4.46%  -4.11%    4.41%
Excluding sales charges   0.54   -3.73     4.41

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
10/31/04                                                  13198                       10298                       13890

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -0.46%  -3.73%    4.41%
Excluding sales charges   0.54   -3.73     4.41

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
10/31/04                                                  13198                       10298                       13890

  --   MainStay Small Cap Growth Fund  --   Russell 2000 Growth Index
  - -  Russell 2000 Index

                                        ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                   YEAR    YEARS    INCEPTION

Russell 2000(R) Growth Index(1)         5.53%   -0.71%     0.46%
Russell 2000(R) Index(2)               11.73     7.74      5.25
Average Lipper small-cap growth
  fund(3)                               2.52     1.47      3.69

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Growth Fund

1. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00      $999.35        $ 9.60      $1,015.45       $ 9.68
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00      $995.50        $13.34      $1,011.70       $13.45
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00      $995.50        $13.34      $1,011.70       $13.45
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.5%
Short-Term Investments (collateral from securities lending                        14.4
  is 14.4%)
Liabilities in Excess of Cash and Other Assets                                   -14.9

See Portfolio of Investments on page 9 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  WCI Communities, Inc.
 2.  Station Casinos, Inc.
 3.  Cooper Cos., Inc. (The)
 4.  Corporate Executive Board Co. (The)
 5.  M.D.C. Holdings, Inc.
 6.  Jefferies Group, Inc.
 7.  Arch Coal, Inc.
 8.  Hovnanian Enterprises, Inc., Class A
 9.  Ryland Group, Inc. (The)
10.  MSC Industrial Direct Co., Inc., Class A

 6   MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2004?

The equity markets managed to register a healthy gain for the 12-month reporting period, despite concerns over Federal Reserve interest-rate hikes, sharply higher oil prices, an ongoing war in Iraq, and uncertainty surrounding the outcome of the U.S. presidential election. Much of the market's advance took place toward the end of the reporting period, when investors began to refocus on those market fundamentals (such as earnings growth) that appeared to be favorable.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to those of companies in the Russell 2000(R) Index.(1) We select investments according to the economic environment, and the attractiveness of particular markets, and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings per share growth, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a stock if its fundamentals deteriorate, if its valuation is deemed too high in relation to its growth rate or its peer group, or if we no longer believe the security will help the Fund meet its investment objective.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

During the year ended October 31, 2004, effective stock selection in consumer staples, industrials, and information technology helped the Fund's performance relative to the Russell 2000(R) Growth Index.(2) An underweighted position in energy, however, detracted from the Fund's relative results, as the energy sector rallied sharply with the rising price of oil. The Fund's underweighted position in materials also detracted from performance.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES?

For the 12 months ended October 31, 2004, the greatest positive contributors to the Fund's performance were FLIR Systems, Station Casinos, OSI Pharmaceuticals, Cytyc, and VCA Antech. FLIR's earnings rose steadily on strong government and commercial demand for the company's thermal imaging and infrared camera systems. Station Casinos benefited from healthy demand from local Las Vegas citizens as well as from expansion of the company's management contracts at Native American casinos in California. The stock price of OSI Pharmaceuticals rose sharply following positive clinical trial data, which showed that the company's lead drug, Tarceva, was effective in treating lung cancer. Cytyc's stock price benefited from continued growth in the company's core ThinPrep Pap smear product. Cytyc's growth prospects were also enhanced by the introduction of a new diagnostic imaging product and the acquisition of a new women's health product known as NovaSure. VCA Antech experienced positive growth in its two core businesses, veterinary labs and animal hospitals, while strategic acquisitions continued to add to the company's corporate earnings.

WHAT WERE SOME EXAMPLES OF STOCKS THAT DETRACTED FROM RESULTS?

Taro Pharmaceuticals Industries, Wireless Facilities, Odyssey Healthcare, Select Comfort, and Hot Topic were the largest detractors from the Fund's 12-month performance. Taro Pharmaceuticals swung from profitability to an unexpected loss in the second calendar quarter of 2004 as a result of excess inventory and a sharp decline in sales. Taro Pharmaceuticals Industries also spent heavily to promote an acquired product that generated revenues which were much weaker than the company had anticipated. Wireless Facilities experienced disappointing demand for its outsourcing services for wireless telecommunications service providers and equipment manufacturers. The company also disclosed accounting irregularities, which resulted in a restatement of earnings. Odyssey Healthcare's stock price fell because of an SEC investigation. Odyssey also saw earnings decline at its hospice operations because of higher-than-expected pharmaceutical and labor costs and adverse Medicare-reimbursement developments. Select Comfort was hurt by negative publicity related to mold

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 5 for information on the Russell 2000(R) Index.
2. See footnote on page 5 for information on the Russell 2000(R) Growth Index.

                                                     www.mainstayfunds.com     7
problems in the company's airbed mattresses. Hot Topic, an alternative teen retailer, experienced disappointing sales growth mainly because of sluggish demand for the company's less-traditional style of apparel and accessories. We sold each of these Fund holdings during the reporting period.

WERE THERE ANY SIGNIFICANT NEW HOLDINGS OR SALES DURING THE PERIOD?

With energy prices at record-high levels, we established Fund positions in Cal Dive, International Grey Wolf, and Atwood Oceanics. In the materials sector, we purchased shares of Arch Coal. In the industrials sector, we added Terex, a manufacturer of equipment for construction and surface mining, and Actuant, a manufacturer of recreational-vehicle components and other tools and supplies. We added casino operator Penn National Gaming to the portfolio's consumer discretionary holdings. In health care, we added managed care company Sierra Health Services.

In addition to selling the Fund's primary detractors, we eliminated NetScreen Technologies, AdvancePCS, Mid Atlantic Medical Services, and Documentum from the Fund's portfolio. Each of these companies was acquired during the reporting period. We also sold the Fund's holdings in DVD retailer NetFlix and in semiconductor equipment manufacturers MKS Instruments, Brooks Automation, and August Technology. Each of these sales reflected our belief that the issuer's business prospects were deteriorating.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS DURING THE FISCAL YEAR?

We significantly reduced the Fund's weighting in the information technology sector from 34.6% to 18.6%

of the portfolio's net assets. This key decision--particularly our reduction in exposure to semiconductor stocks--had a positive effect on the Fund's 12-month performance. The Fund also benefited by establishing a position in the materials sector. We took the Fund's exposure to materials from 0% to 3.6% of net assets. We also increased the Fund's weighting in health care from 16.5% to 20.0% of net assets. We increased the Fund's weighting in the strongly performing energy sector from 2.4% to 7.1% of net assets during the Fund's fiscal year. Unfortunately, the Fund's underweighted position early in the reporting period hurt relative performance.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of October 2004, the Fund held over-weighted positions relative to the Russell 2000(R) Growth Index in the consumer discretionary and energy sectors and underweighted positions in consumer staples, industrials, and information technology. At the end of the reporting period, the Fund had no holdings in the telecommunications services or utilities sectors.

WHAT DO YOU ANTICIPATE GOING FORWARD?

With the uncertainty of the presidential election now behind us, investors can now focus their attention on market fundamentals. Although high energy prices and terrorism concerns remain risk factors, we believe that the combination of moderate economic growth and relatively low interest rates may help support decent stock-price action going forward. We intend to continue to focus on stocks of companies with strong growth prospects.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8   MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (100.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.5%)
Alliant Techsystems, Inc. (a)                           21,400   $  1,230,286
                                                                 ------------
AUTOMOBILES (1.1%)
Winnebago Industries, Inc.                              84,200      2,643,880
                                                                 ------------

BIOTECHNOLOGY (4.1%)
Alkermes, Inc. (a)                                     111,600      1,380,492
Mannkind Corp. (a)(b)                                  120,000      2,102,400
Nabi Biopharmaceuticals (a)                            105,500      1,461,175
Neurocrine Biosciences, Inc. (a)                        31,500      1,466,325
OSI Pharmaceuticals, Inc. (a)                           32,600      2,118,348
Telik, Inc. (a)                                         94,700      1,747,215
                                                                 ------------
                                                                   10,275,955
                                                                 ------------
CAPITAL MARKETS (3.7%)
Affiliated Managers
  Group, Inc. (a)(b)                                    63,621      3,552,597
Investors Financial
  Services Corp. (b)                                    42,700      1,643,523
VJefferies Group, Inc. (b)                              99,900      4,008,987
                                                                 ------------
                                                                    9,205,107
                                                                 ------------
COMMERCIAL BANKS (4.2%)
UCBH Holdings, Inc.                                     87,900      3,787,611
Westcorp                                                78,800      3,145,696
Wintrust Financial Corp.                                64,200      3,659,400
                                                                 ------------
                                                                   10,592,707
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
VCorporate Executive
  Board Co. (The)                                       63,187      4,021,852
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.8%)
Avocent Corp. (a)                                       67,573      2,405,599
Ixia (a)                                               173,600      2,216,872
                                                                 ------------
                                                                    4,622,471
                                                                 ------------
COMPUTERS & PERIPHERALS (0.8%)
Applied Films Corp. (a)                                 82,600      1,915,494
                                                                 ------------

CONSTRUCTION MATERIALS (0.6%)
Eagle Materials, Inc.                                   22,500      1,554,975
                                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Roper Industries, Inc.                                  31,700      1,954,622
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.9%)
Amphenol Corp. Class A (a)                              45,332      1,556,247
FARO Technologies, Inc. (a)(b)                          85,900      2,134,615


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
FLIR Systems, Inc. (a)                                  40,100   $  2,133,721
Global Imaging Systems, Inc. (a)                        73,300      2,580,160
ScanSource, Inc. (a)                                    57,200      3,542,396
Trimble Navigation Ltd. (a)                             97,500      2,797,275
                                                                 ------------
                                                                   14,744,414
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (6.5%)
Atwood Oceanics, Inc. (a)                               38,600      1,850,870
Cal Dive International, Inc. (a)                        85,800      3,038,178
Grey Wolf, Inc. (a)                                    264,600      1,370,628
Key Energy Services, Inc. (a)                          209,200      2,405,800
Maverick Tube Corp. (a)(b)                              97,600      2,573,712
Superior Energy Services, Inc. (a)                     200,600      2,585,734
TETRA Technologies, Inc. (a)                            82,600      2,473,044
                                                                 ------------
                                                                   16,297,966
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (8.0%)
ArthroCare Corp. (a)(b)                                 70,400      2,169,024
VCooper Cos., Inc. (The)                                57,700      4,059,195
Cytyc Corp. (a)                                        141,800      3,699,562
Dade Behring Holdings, Inc. (a)                         43,900      2,471,131
Integra LifeSciences Holdings (a)(b)                    74,600      2,393,168
Mine Safety Appliances Co.                              37,400      1,410,728
Nektar Therapeutics (a)                                110,600      1,593,746
Respironics, Inc. (a)                                   43,100      2,201,979
                                                                 ------------
                                                                   19,998,533
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Coventry Health Care, Inc. (a)                          57,250      2,341,525
First Health Group Corp. (a)                           115,000      1,830,800
Molina Healthcare, Inc. (a)                             66,500      2,448,530
Sierra Health Services, Inc. (a)                        38,400      1,832,448
United Surgical Partners International, Inc. (a)        15,100        528,651
VCA Antech, Inc. (a)                                    87,800      1,968,476
                                                                 ------------
                                                                   10,950,430
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (7.3%)
P.F. Chang's China
  Bistro, Inc. (a)(b)                                   59,584      3,029,251
Panera Bread Co. Class A (a)(b)                         77,000      2,689,610
Penn National Gaming, Inc. (a)                          72,300      3,002,619
Scientific Games Corp. Class A (a)                     126,400      2,677,152
VStation Casinos, Inc.                                  84,400      4,300,180
WMS Industries, Inc. (a)(b)                             91,700      2,682,225
                                                                 ------------
                                                                   18,381,037
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (10.1%)
VHovnanian Enterprises, Inc. Class A (a)               106,100   $  3,982,994
Jarden Corp. (a)                                        84,700      2,974,664
VM.D.C. Holdings, Inc.                                  52,242      4,009,574
Meritage Homes Corp. (a)                                36,100      3,202,070
VRyland Group, Inc. (The)                               40,900      3,901,451
VWCI Communities, Inc. (a)                             185,300      4,373,080
Yankee Candle Co., Inc. (The) (a)                      106,100      2,938,970
                                                                 ------------
                                                                   25,382,803
                                                                 ------------
INTERNET & CATALOG RETAIL (1.1%)
Coldwater Creek, Inc. (a)                              116,450      2,680,679
Shopping.com Ltd. (a)                                    4,100        110,577
                                                                 ------------
                                                                    2,791,256
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.6%)
Akamai Technologies, Inc. (a)                           49,700        688,345
Ask Jeeves, Inc. (a)                                    33,700        868,786
Digitas, Inc. (a)                                      273,200      2,458,800
                                                                 ------------
                                                                    4,015,931
                                                                 ------------
IT SERVICES (1.0%)
StarTek, Inc.                                           88,600      2,449,790
                                                                 ------------
MACHINERY (7.4%)
Actuant Corp. Class A (a)                               81,300      3,225,171
CLARCOR, Inc.                                           56,500      2,785,450
Cummins, Inc.                                           43,200      3,027,456
Terex Corp. (a)                                         92,500      3,515,000
Wabash National Corp. (a)                              131,900      3,242,102
Wabtec Corp.                                           139,400      2,825,638
                                                                 ------------
                                                                   18,620,817
                                                                 ------------
MARINE (1.1%)
Kirby Corp. (a)                                         67,100      2,818,200
                                                                 ------------

METALS & MINING (2.4%)
VArch Coal, Inc. (b)                                   122,600      3,986,952
Massey Energy Co.                                       73,400      1,976,662
                                                                 ------------
                                                                    5,963,614
                                                                 ------------
OIL & GAS (1.6%)
InterOil Corp. (a)                                      65,000      1,592,500
OMI Corp.                                              136,900      2,457,355
                                                                 ------------
                                                                    4,049,855
                                                                 ------------


                                                        SHARES          VALUE
PERSONAL PRODUCTS (1.3%)
Chattem, Inc. (a)                                       97,400   $  3,259,004
                                                                 ------------

PHARMACEUTICALS (3.0%)
Able Laboratories, Inc. (a)                             60,600      1,313,505
AtheroGenics, Inc. (a)(b)                               42,600      1,275,444
Medicis Pharmaceutical Corp. Class A (b)                61,100      2,484,937
MGI Pharma, Inc. (a)                                    86,600      2,309,622
                                                                 ------------
                                                                    7,383,508
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
AMIS Holdings, Inc. (a)                                 38,300        582,160
Integrated Circuit Systems, Inc. (a)                    24,100        543,455
Sigmatel, Inc. (a)(b)                                  109,400      3,227,300
Tessera Technologies, Inc. (a)                          88,700      2,477,391
                                                                 ------------
                                                                    6,830,306
                                                                 ------------
SOFTWARE (4.8%)
Altiris, Inc. (a)                                       63,700      1,732,321
Epicor Software Corp. (a)                              163,200      2,508,384
FactSet Research Systems, Inc.                          37,700      1,878,968
MICROS Systems, Inc. (a)                                30,900      1,826,808
Open Solutions, Inc. (a)                                82,400      2,320,796
Progress Software Corp. (a)                             88,800      1,763,568
                                                                 ------------
                                                                   12,030,845
                                                                 ------------
SPECIALTY RETAIL (5.7%)
A.C. Moore
  Arts & Crafts, Inc. (a)(b)                            77,300      1,991,635
Guess?, Inc. (a)                                       107,800      1,800,260
Guitar Center, Inc. (a)                                 80,500      3,592,715
Hibbett Sporting Goods, Inc. (a)                        78,750      1,760,850
PETCO Animal Supplies, Inc. (a)                         88,000      3,147,760
Sharper Image Corp. (a)                                 97,500      1,996,312
                                                                 ------------
                                                                   14,289,532
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Fossil, Inc. (a)                                       107,850      3,209,616
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Commercial Capital Bancorp, Inc.                       148,966      3,341,307
                                                                 ------------

 10   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (2.8%)
Hughes Supply, Inc.                                    108,200   $  3,073,962
VMSC Industrial Direct Co., Inc. Class A               113,700      3,881,718
                                                                 ------------
                                                                    6,955,680
                                                                 ------------
Total Common Stocks (Cost $200,280,295)                           251,781,793
                                                                 ------------
SHORT-TERM INVESTMENTS (14.4%)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
AIM Institutional Funds Group (c)                      698,121        698,121
                                                                 ------------
Total Investment Company (Cost $698,121)                              698,121
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
MASTER NOTE (2.2%)
Banc of America Securities LLC
  1.9549%, due 11/1/04 (c)                          $5,500,000      5,500,000
                                                                 ------------
Total Master Note (Cost $5,500,000)                                 5,500,000
                                                                 ------------

REPURCHASE AGREEMENTS (11.9%)
Credit Suisse First Boston LLC
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $7,001,123 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $7,019,580 and a Market
  Value of $7,140,254)                               7,000,000      7,000,000
Dresdner Kleinwort Wasserstein Securities, LLC
  1.9449%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $4,000,648 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $4,152,267 and a Market
  Value of $4,200,214)                               4,000,000      4,000,000

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers, Inc.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $3,793,608 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $7,557,461 and a Market
  Value of $3,912,148)                              $3,793,000   $  3,793,000
Merrill Lynch Pierce
  Fenner & Smith, Inc.
  1.9549%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $9,601,564 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $9,493,489 and a Market
  Value of $10,080,332)                              9,600,000      9,600,000
Morgan Stanley & Co., Inc.
  1.9249%, dated 10/29/04 due 11/1/04
  Proceeds at Maturity
  $5,550,890 (c)
  (Collateralized by Various Bonds with a
  Principal Amount of $8,468,083 and a Market
  Value of $5,837,854)                               5,550,000      5,550,000
                                                                 ------------
Total Repurchase Agreements (Cost $29,943,000)                     29,943,000
                                                                 ------------
Total Short-Term Investments (Cost $36,141,121)                    36,141,121
                                                                 ------------
Total Investments (Cost $236,421,416) (d)                114.9%   287,922,914(e)
Liabilities in Excess of
  Cash and Other Assets                                  (14.9)   (37,432,684)
                                                    ----------   ------------
Net Assets                                               100.0%  $250,490,230
                                                    ==========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) The cost for federal income tax purposes is $237,023,821.
(e)  At October 31, 2004 net unrealized appreciation was
     $50,899,093, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $55,443,211 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,544,118.

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $236,421,416)--including
  $34,994,792 market value of securities
  loaned                                        $287,922,914
Cash                                                  44,365
Receivables:
  Fund shares sold                                   110,745
  Investment securities sold                          70,841
  Dividends and interest                              28,115
Other assets                                          20,547
                                                ------------
    Total assets                                 288,197,527
                                                ------------
LIABILITIES:
Securities lending collateral                     36,141,121
Payables:
  Fund shares redeemed                               810,986
  Transfer agent                                     243,230
  Manager                                            183,972
  NYLIFE Distributors                                166,457
  Investment securities purchased                     56,000
  Custodian                                            5,415
  Trustees                                             3,587
Accrued expenses                                      96,529
                                                ------------
    Total liabilities                             37,707,297
                                                ------------
Net assets                                      $250,490,230
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     51,819
  Class B                                            133,012
  Class C                                              5,704
Additional paid-in capital                       378,573,612
Accumulated net realized loss on investments    (179,775,415)
Net unrealized appreciation on investments        51,501,498
                                                ------------
Net assets                                      $250,490,230
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 70,615,701
                                                ============
Shares of beneficial interest outstanding          5,181,849
                                                ============
Net asset value per share outstanding           $      13.63
Maximum sales charge (5.50% of offering price)          0.79
                                                ------------
Maximum offering price per share outstanding    $      14.42
                                                ============
CLASS B
Net assets applicable to outstanding shares     $172,478,553
                                                ============
Shares of beneficial interest outstanding         13,301,177
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.97
                                                ============
CLASS C
Net assets applicable to outstanding shares     $  7,395,976
                                                ============
Shares of beneficial interest outstanding            570,369
                                                ============
Net asset value and offering price per share
  outstanding                                   $      12.97
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                     $    559,869
  Income from securities loaned -- net               129,060
  Interest                                            42,359
                                                ------------
    Total income                                     731,288
                                                ------------
EXPENSES:
  Manager                                          2,615,279
  Transfer agent                                   1,491,345
  Distribution -- Class B                          1,354,513
  Distribution -- Class C                             58,912
  Service -- Class A                                 182,678
  Service -- Class B                                 451,505
  Service -- Class C                                  19,637
  Shareholder communication                          111,203
  Professional                                        56,006
  Recordkeeping                                       52,820
  Registration                                        38,855
  Custodian                                           29,317
  Trustees                                            20,746
  Miscellaneous                                       27,755
                                                ------------
    Total expenses before waiver                   6,510,571
  Expense waiver from Manager                        (91,982)
                                                ------------
    Net expenses                                   6,418,589
                                                ------------
Net investment loss                               (5,687,301)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  23,113,053
Net change in unrealized appreciation on
  investments                                    (15,879,751)
                                                ------------
Net realized and unrealized gain on
  investments                                      7,233,302
                                                ------------
Net increase in net assets resulting from
  operations                                    $  1,546,001
                                                ============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                   2004           2003*            2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss       $ (5,687,301)  $  (4,211,729)  $  (5,396,905)
 Net realized gain (loss)
  on investments             23,113,053       8,511,432     (49,615,212)
 Net change in unrealized
  appreciation on
  investments               (15,879,751)     60,943,960     (24,193,592)
                           --------------------------------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                1,546,001      65,243,663     (79,205,709)
                           --------------------------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Class A                   20,245,691      28,703,693      64,317,186
   Class B                   24,389,759      23,984,882      30,046,744
   Class C                    1,934,333       1,703,227       3,099,852
                           --------------------------------------------
                             46,569,783      54,391,802      97,463,782

 Cost of shares redeemed:
   Class A                  (21,999,005)    (19,106,983)    (62,368,859)
   Class B                  (31,265,949)    (22,189,821)    (37,581,624)
   Class C                   (2,275,389)     (1,113,608)     (2,302,617)
                           --------------------------------------------
                            (55,540,343)    (42,410,412)   (102,253,100)
    Increase (decrease)
     in net assets
     derived from capital
     share transactions      (8,970,560)     11,981,390      (4,789,318)
                           --------------------------------------------
    Net increase
     (decrease) in net
     assets                  (7,424,559)     77,225,053     (83,995,027)

NET ASSETS:
Beginning of period         257,914,789     180,689,736     264,684,763
                           --------------------------------------------
End of period              $250,490,230   $ 257,914,789   $ 180,689,736
                           ============================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 13.46       $  9.88     $ 13.90    $ 17.11    $ 21.82    $ 10.51
                                              -------       -------     -------    -------    -------    -------
Net investment loss (a)                         (0.22)        (0.18)      (0.22)     (0.22)     (0.26)     (0.20)
Net realized and unrealized gain (loss) on
  investments                                    0.39          3.76       (3.80)     (2.99)     (4.17)     11.51
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 0.17          3.58       (4.02)     (3.21)     (4.43)     11.31
                                              -------       -------     -------    -------    -------    -------
Less distributions:
  From net realized gain on investments            --            --          --         --      (0.28)        --
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 13.63       $ 13.46     $  9.88    $ 13.90    $ 17.11    $ 21.82
                                              =======       =======     =======    =======    =======    =======
Total investment return (b)                      1.26%        36.23%(c)  (28.92%)   (18.76%)   (20.24%)   107.61%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (1.63%)       (1.93%)+    (1.86%)    (1.56%)    (1.20%)    (1.48%)
    Net expenses                                 1.91%         2.12%+      2.07%      1.90%      1.70%      1.91%
    Expenses (before waiver)                     1.95%         2.12%       2.07%      1.90%      1.70%      1.91%
Portfolio turnover rate                            75%           69%        132%       111%       122%        86%
Net assets at end of period (in 000's)        $70,616       $71,451     $44,037    $61,197    $99,415    $64,470

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period       $  12.90       $ 9.54       $13.51     $16.75     $21.55    $ 10.46
                                             --------       ------       ------     ------     ------    -------
Net investment loss (a)                         (0.31)       (0.24)       (0.30)     (0.32)     (0.42)     (0.29)
Net realized and unrealized gain (loss) on
  investments                                    0.38         3.60        (3.67)     (2.92)     (4.10)     11.38
                                             --------       ------       ------     ------     ------    -------
Total from investment operations                 0.07         3.36        (3.97)     (3.24)     (4.52)     11.09
                                             --------       ------       ------     ------     ------    -------
Less distributions:
  From net realized gain on investments            --           --           --         --      (0.28)        --
                                             --------       ------       ------     ------     ------    -------
Net asset value at end of period             $  12.97       $12.90       $ 9.54     $13.51     $16.75    $ 21.55
                                             ========       ======       ======     ======     ======    =======
Total investment return (b)                      0.54%       35.22%(c)   (29.39%)   (19.34%)   (20.91%)   106.02%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss                         (2.38%)      (2.68%)+     (2.61%)    (2.31%)    (1.95%)    (2.23%)
    Net expenses                                 2.66%        2.87%+       2.82%      2.65%      2.45%      2.66%
    Expenses (before waiver)                     2.70%        2.87%        2.82%      2.65%      2.45%      2.66%
Portfolio turnover rate                            75%          69%         132%       111%       122%        86%
Net assets at end of period (in 000's)       $  7,396       $7,734       $5,248     $6,628     $9,843    $ 2,032

 *    The Fund changed its fiscal year end from December 31 to October 31.
 +    Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges.
(c)   Total return is not annualized.

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                          CLASS B
YEAR ENDED      THROUGH     ----------------------------------------------
OCTOBER 31,   OCTOBER 31,              YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000            1999
 $  12.90      $   9.54     $  13.51   $  16.75   $  21.55        $  10.46
 --------      --------     --------   --------   --------        --------
    (0.31)        (0.24)       (0.30)     (0.32)     (0.42)          (0.29)
     0.38          3.60        (3.67)     (2.92)     (4.10)          11.38
 --------      --------     --------   --------   --------        --------
     0.07          3.36        (3.97)     (3.24)     (4.52)          11.09
 --------      --------     --------   --------   --------        --------
       --            --           --         --      (0.28)             --
 --------      --------     --------   --------   --------        --------
 $  12.97      $  12.90     $   9.54   $  13.51   $  16.75        $  21.55
 ========      ========     ========   ========   ========        ========
     0.54%        35.22%(c)   (29.39%)   (19.34%)   (20.91%)        106.02%
    (2.38%)       (2.68%)+     (2.61%)    (2.31%)    (1.95%)         (2.23%)
     2.66%         2.87%+       2.82%      2.65%      2.45%           2.66%
     2.70%         2.87%        2.82%      2.65%      2.45%           2.66%
       75%           69%         132%       111%       122%             86%
 $172,478      $178,730     $131,404   $196,859   $260,999        $130,487

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealer and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss and

 18   MainStay Small Cap Growth Fund
additional paid-in-capital arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED NET     ADDITIONAL
  INVESTMENT LOSS   PAID-IN CAPITAL
    $5,687,301        $(5,687,301)

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. Effective as of August 1, 2004, NYLIM has voluntarily agreed to waive its management fee by 0.15% of the Fund's average net assets. In addition, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $2,615,279 and waived $91,982 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $30,966 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,899, $229,242 and $1,011, respectively, for the year ended October 31, 2004.

                                                    www.mainstayfunds.com     19

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $1,491,345.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Growth Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,862 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $52,820 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated loss on a tax basis were as follows:

                                           TOTAL
  ACCUMULATED CAPITAL    UNREALIZED     ACCUMULATED
   AND OTHER LOSSES     APPRECIATION       LOSS

    $(179,173,011)      $50,899,093    $(128,273,918)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale deferrals.

At October 31, 2004, for federal income tax purposes, capital loss carryforwards of $179,173,011 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNT
      AVAILABLE THROUGH            (000'S)

            2008                   $22,442
            2009                   113,554
            2010                    40,252
            2011                     2,925
  ---------------------------------------------
                                  $179,173
  ---------------------------------------------

The Fund utilized $21,868,077 of capital loss carryforward during the year ended October 31, 2004.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $193,175 and $199,282, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2004, the Fund had securities on loan with an aggregate market value of $34,994,792. The Fund received $36,141,121 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as

 20   MainStay Small Cap Growth Fund
agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C
Shares sold                      1,470     1,849       146
-----------------------------------------------------------
Shares redeemed                 (1,596)   (2,400)     (175)
-----------------------------------------------------------
Net increase                      (126)     (551)      (29)
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C
Shares sold                      2,592     2,236       156
-----------------------------------------------------------
Shares redeemed                 (1,740)   (2,165)     (107)
-----------------------------------------------------------
Net increase                       852        71        49
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C
Shares sold                      5,195     2,610       266
-----------------------------------------------------------
Shares redeemed                 (5,140)   (3,396)     (206)
-----------------------------------------------------------
Net increase (decrease)             55      (786)       60
-----------------------------------------------------------

*  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 11 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 22   MainStay Small Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Small Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii)

sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

 26   MainStay Small Cap Growth Fund

(NEW YORK LIFE LOGO)

------------------------------------------------
/Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06365         (RECYCLE LOGO)                                 MSSG11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quar-ter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.
/s/ GARY E. WENDLANDT
Gary E. Wendlandt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       6
----------------------------------------------------

Portfolio of Investments                           8
----------------------------------------------------

Financial Statements                              11
----------------------------------------------------

Notes to Financial Statements                     16
----------------------------------------------------

Report of Independent Registered Public
Accounting Firm                                   20
Special Meeting of Shareholders                   21
----------------------------------------------------

Trustees and Officers                             22
----------------------------------------------------

Proxy Voting Policies and Procedures              24
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        24
----------------------------------------------------

Federal Income Tax Information                    25
----------------------------------------------------

MainStay Funds                                    26

 2   MainStay Small Cap Value Fund

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        8.17%  14.88%    8.95%
Excluding sales charges  14.46   16.18     9.91

(LINE GRAPH FOR CLASS A SHARES IN $)                        (with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                      9450                              10000
                                                                            7758                               8408
                                                                            8193                               8469
                                                                           11214                               9934
                                                                           12264                              10803
                                                                           11622                              10530
                                                                           15154                              14772
10/31/04                                                                   17346                              17430

  --   MainStay Small Cap Value Fund  --   Russell 2000 Value Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        8.59%  15.07%    9.10%
Excluding sales charges  13.59   15.30     9.10

(LINE GRAPH FOR CLASS B SHARES IN $)                        (with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15409                              14772
10/31/04                                                                   17503                              17430

  --   MainStay Small Cap Value Fund  --   Russell 2000 Value Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       12.67%  15.30%    9.10%
Excluding sales charges  13.67   15.30     9.10

(LINE GRAPH FOR CLASS C SHARES IN $)                        (with sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15398                              14772
10/31/04                                                                   17503                              17430

  --   MainStay Small Cap Value Fund  --   Russell 2000 Value Index

                                       ONE    FIVE      SINCE
BENCHMARK PERFORMANCE                 YEAR    YEARS   INCEPTION

Russell 2000(R) Value Index(1)        17.99%  15.53%    9.05%
Average Lipper small-cap core
  fund(2)                             12.93   10.77     7.09

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     3

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,035.60       $ 8.70      $1,016.50       $ 8.62
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,031.85       $12.51      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,032.65       $12.52      $1,012.75       $12.40
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).




 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    88.5%
Short-Term Investments                                                           11.1
Cash and Other Assets, Less Liabilities                                           0.4

See Portfolio of Investments on page 8 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  iShares Russell 2000 Value Index Fund
 2.  Too, Inc.
 3.  SafeNet, Inc.
 4.  Pride International, Inc.
 5.  Hooper Holmes, Inc.
 6.  Pharmaceutical Product Development, Inc.
 7.  Offshore Logistics, Inc.
 8.  Scottish Re Group Ltd.
 9.  UGI Corp.
10.  Post Properties, Inc.

                                                     www.mainstayfunds.com     5

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Caroline Evascu of MacKay Shields LLC

CAN YOU EXPLAIN HOW THE FUND'S PORTFOLIO MANAGEMENT CHANGED DURING THE REPORTING PERIOD?

At a special meeting held on June 16, 2004, the shareholders of MainStay Small Cap Value Fund approved a new subadvisory agreement between the Fund's investment manager, New York Life Investment Management LLC, and MacKay Shields LLC to appoint MacKay Shields as the new subadvisor to the Fund effective June 30, 2004, replacing Dalton, Greiner, Hartman, Maher & Co. Another change during the reporting period was that as of July 6, 2004, the Fund was no longer closed to new investors.

The Fund's principal investment strategy did not change. The Fund continues normally to invest at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index.(1) Under its new management, however, the Fund's investment process did change.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

At MacKay Shields, we use an investment-selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple appreciation drivers, or catalysts. We look for stocks that are inexpensive relative to the Russell benchmark, their peer group, or historical valuations. We take a long-term approach to investing and rely primarily on our proprietary fundamental research. The portfolio is constructed using a bottom-up stock-selection process. Stocks will be sold either when they meet our price objective or when we believe there is a negative change in the fundamental performance of the issuer.

Since this has been the Fund's investment approach since June 30, 2004, the remainder of our discussion will address the four-month period from June 30 through October 31, 2004.

HOW DID THE RUSSELL 2000(R) VALUE INDEX PERFORM FROM JUNE 30 THROUGH OCTOBER 31, 2004?

The Russell 2000(R) Value Index returned 1.71% for the period from June 30 through October 31, 2004. Only three sectors posted meaningful positive returns--energy, financials, and materials. Financials remained the largest sector weighting in the Index.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE PERIOD?

The Fund's overweighted position and strong security selection in the energy sector boosted the Fund's results relative to the benchmark. Our stock selection in information technology also helped, although the Fund's overweighted exposure to this under-performing sector detracted. An underweighted position in the strongly performing financials sector and security selection in the industrials and consumer discretionary sectors also hurt the Fund's relative performance.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Too, Inc., a lifestyle apparel and personal-care products retailer, posted record third-quarter sales. The record sales--in combination with the announcement of a share repurchase program to enhance shareholder value--made Too the best-performing stock in the Fund's portfolio during the reporting period. Pharmaceutical Product Development provides global research-and-development services on a contract or consulting basis for the pharmaceutical and biotechnology industries. The company's shares recorded a double-digit percentage increase when third-quarter earnings beat Wall Street expectations. Offshore Logistics provides helicopter transportation services to the offshore oil and gas industry. The company's shares appreciated on strong second-quarter results and anticipation of increased exploration and development activity, which would directly benefit the company's revenue stream.

WHICH STOCKS UNDERPERFORMED?

In industrials, Integrated Electrical Services, Quality Distribution, and Mesa Airlines provided disappointing performance, despite strong sector fundamentals. Integrated Electrical Services provides data communication services, which include the installation of wiring for computer networks and fiber optic telecommunications systems. Quality Distribution transports a broad range of chemical products and also provides transportation management, transloading, tank cleaning, dry-bulk handling, and other logistical services. The company's weakness was primarily due to missed second-quarter 2004 earnings-per-share projections. Mesa Airlines underperformed amid general weakness in the airline

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.
1. See footnote on page 4 for information on the Russell 2000(R) Value Index.

 6   MainStay Small Cap Value Fund
industry. When U.S. Airways reentered Chapter 11, many investors feared that others might follow and that Delta Airlines might be among them.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

When we took over management of the Fund's portfolio, we elected to sell several securities that did not meet our investment philosophy. The sales took place during the Fund's transition period from the end of June through the end of October. As a result of these sales and the Fund's subsequent purchases, the Fund's turnover rate exceeded 100%.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2004, the Fund held overweighted positions in the information technology, health care, and consumer discretionary sectors, based on bottom-up security selection driven by attractive valuations. The Fund held underweighted positions in financials, utilities, and materials. These sectors have largely outperformed over the last several years, and most stocks in these areas were trading at the high end of their historical ranges.

WHAT DO YOU ANTICIPATE GOING FORWARD?

We are optimistic about our efforts to move the Fund toward attractive value opportunities that, in our opinion, should outperform over the long term. We will continue to emphasize stocks with better-than-market visibility based on earnings and cash-flow generation. We remain confident in our disciplined classic value strategy, which seeks to invest in fundamentally strong companies selling at unusually attractive valuations.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                        SHARES          VALUE
COMMON STOCKS (88.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
Herley Industries, Inc. (a)                             42,800   $    751,996
                                                                 ------------

AIRLINES (0.8%)
SkyWest, Inc.                                           58,200        994,056
                                                                 ------------
AUTO COMPONENTS (1.2%)
Bandag, Inc.                                            21,600        993,600
Bandag, Inc., Class A                                   13,500        568,485
                                                                 ------------
                                                                    1,562,085
                                                                 ------------
BUILDING PRODUCTS (0.9%)
Apogee Enterprises, Inc.                                96,135      1,231,489
                                                                 ------------
CAPITAL MARKETS (5.0%)
ViShares Russell 2000 Value Index Fund (c)              27,300      4,755,660
Waddell & Reed Financial, Inc. Class A                  87,000      1,827,870
                                                                 ------------
                                                                    6,583,530
                                                                 ------------
CHEMICALS (3.9%)
Cambrex Corp.                                           79,601      1,780,674
Crompton Corp.                                          53,000        492,900
H.B. Fuller Co.                                         63,300      1,702,770
Omnova Solutions, Inc. (a)                             224,400      1,175,856
                                                                 ------------
                                                                    5,152,200
                                                                 ------------
COMMERCIAL BANKS (5.4%)
Chemical Financial Corp.                                36,428      1,359,857
Chittenden Corp.                                        42,668      1,208,358
Cullen/Frost Bankers, Inc.                              37,200      1,822,800
Hudson United Bancorp                                   43,100      1,715,380
S&T Bancorp, Inc.                                       29,842      1,075,506
                                                                 ------------
                                                                    7,181,901
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Banta Corp.                                             45,000      1,830,600
Learning Tree International, Inc. (a)                   67,355        928,152
                                                                 ------------
                                                                    2,758,752
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.9%)
Belden CDT, Inc.                                        70,200      1,560,546
VSafeNet, Inc. (a)                                      74,100      2,269,683
                                                                 ------------
                                                                    3,830,229
                                                                 ------------
COMPUTERS & PERIPHERALS (0.9%)
Applied Films Corp. (a)                                 50,800      1,178,052
                                                                 ------------

CONSTRUCTION & ENGINEERING (1.4%)
Insituform Technologies, Inc. Class A (a)               91,921      1,821,874
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Pteck Holdings, Inc. (a)                               124,000   $  1,235,040
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.2%)
Benchmark Electronics, Inc. (a)                         45,700      1,552,429
Paxar Corp. (a)                                         36,400        802,620
Technitrol, Inc. (a)                                   113,900      1,858,848
                                                                 ------------
                                                                    4,213,897
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (6.5%)
Global Industries, Ltd. (a)                            221,834      1,488,506
Hanover Compressor Co. (a)                             113,814      1,481,858
VOffshore Logistics, Inc. (a)                           54,800      1,981,568
Parker Drilling Co. (a)                                397,000      1,548,300
VPride International, Inc. (a)                         116,600      2,154,768
                                                                 ------------
                                                                    8,655,000
                                                                 ------------
FOOD PRODUCTS (0.9%)
Sensient Technologies Corp.                             54,925      1,192,971
                                                                 ------------

GAS UTILITIES (1.5%)
VUGI Corp.                                              51,000      1,970,130
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
DJ Orthopedics, Inc. (a)                                41,200        702,460
Viasys Healthcare, Inc. (a)                            108,000      1,845,720
                                                                 ------------
                                                                    2,548,180
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
VHooper Holmes, Inc.                                   391,475      2,055,244
VPharmaceutical Product Development, Inc. (a)           47,200      1,993,256
Priority Healthcare Corp. Class B (a)                  104,400      1,885,464
Renal Care Group, Inc. (a)                              31,400        990,984
                                                                 ------------
                                                                    6,924,948
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
La Quinta Corp. Paired-share (a)(d)                    232,200      1,869,210
                                                                 ------------

HOUSEHOLD DURABLES (0.5%)
La-Z-Boy, Inc.                                          45,348        598,140
                                                                 ------------

INSURANCE (2.5%)
Reinsurance Group of America, Inc.                      31,500      1,357,020
VScottish Re Group Ltd.                                 88,000      1,980,000
                                                                 ------------
                                                                    3,337,020
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
* Among the Fund's 10 largest holdings,excluding short-term investments. May be subject to change daily.

 8   MainStay Small Cap Value Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCK (CONTINUED)
-----------------------------------------------------------------------------
IT SERVICES (3.4%)
eFunds Corp. (a)                                        98,063   $  1,930,861
Forrester Research, Inc. (a)                            53,838        830,451
Keane, Inc. (a)                                        108,372      1,713,361
                                                                 ------------
                                                                    4,474,673
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.9%)
Arctic Cat, Inc.                                        59,400      1,491,534
Callaway Golf Co.                                      102,674      1,070,890
                                                                 ------------
                                                                    2,562,424
                                                                 ------------
MACHINERY (3.2%)
Lydall, Inc. (a)                                        98,500        926,885
Thomas Industries, Inc.                                 39,700      1,341,860
Wabtec Corp.                                            95,600      1,937,812
                                                                 ------------
                                                                    4,206,557
                                                                 ------------
MEDIA (2.1%)
Mediacom Communications Corp. Class A (a)              132,600        868,530
ProQuest Co. (a)                                        73,124      1,905,611
                                                                 ------------
                                                                    2,774,141
                                                                 ------------
METALS & MINING (1.9%)
Allegheny Technologies, Inc.                            62,000      1,042,220
GrafTech International Ltd. (a)                        152,743      1,414,400
                                                                 ------------
                                                                    2,456,620
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Sierra Pacific Resources (a)                            42,700        409,920
                                                                 ------------

OIL & GAS (1.9%)
Cimarex Energy Co. (a)                                  33,425      1,199,289
Houston Exploration Co. (The) (a)                       23,018      1,348,855
                                                                 ------------
                                                                    2,548,144
                                                                 ------------
PAPER & FOREST PRODUCTS (1.5%)
Wausau-Mosinee Paper Corp.                             123,267      1,927,896
                                                                 ------------
PERSONAL PRODUCTS (0.5%)
Playtex Products, Inc. (a)                             108,421        679,800
                                                                 ------------

REAL ESTATE (4.5%)
CRT Properties, Inc.                                    29,800        660,368
VPost Properties, Inc.                                  61,300      1,967,117
Sun Communities, Inc.                                   40,700      1,582,009
Trammell Crow Co. (a)                                  116,100      1,793,745
                                                                 ------------
                                                                    6,003,239
                                                                 ------------


                                                        SHARES          VALUE
ROAD & RAIL (0.3%)
Quality Distribution, Inc. (a)                          63,300   $    341,820
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Actel Corp. (a)                                         81,321      1,233,640
MKS Instruments, Inc. (a)                               61,100        966,602
                                                                 ------------
                                                                    2,200,242
                                                                 ------------
SOFTWARE (3.7%)
Aspen Technology, Inc. (a)                              49,600        298,096
FactSet Research Systems, Inc.                          33,800      1,684,592
Mentor Graphics Corp. (a)                              106,200      1,236,168
THQ, Inc. (a)                                           87,900      1,661,310
                                                                 ------------
                                                                    4,880,166
                                                                 ------------
SPECIALTY RETAIL (7.1%)
Christopher & Banks Corp.                              116,963      1,900,649
CSK Auto Corp. (a)                                      45,373        664,261
Hancock Fabrics, Inc.                                  116,062      1,191,957
Jo-Ann Stores, Inc. (a)                                  6,800        167,688
Kirkland's, Inc. (a)                                    75,700        659,725
Sports Authority, Inc. (The) (a)                        30,000        725,400
Steiner Leisure Ltd. (a)                                75,400      1,839,006
VToo, Inc. (a)                                         104,413      2,299,174
                                                                 ------------
                                                                    9,447,860
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.5%)
OshKosh B' Gosh, Inc., Class A                          65,159      1,183,287
Russell Corp.                                           46,028        795,824
                                                                 ------------
                                                                    1,979,111
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.4%)
Brookline Bancorp, Inc.                                 83,400      1,291,866
First Niagara Financial Group, Inc.                     50,500        703,970
NetBank, Inc.                                          181,031      1,679,968
Provident Financial Services, Inc.                      43,700        786,600
                                                                 ------------
                                                                    4,462,404
                                                                 ------------
Total Common Stocks (Cost $105,743,943)                           116,945,717
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
* Among the Fund's 10 largest holdings,excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com     9

                                                     PRINCIPAL
                                                        AMOUNT      VALUE
SHORT-TERM INVESTMENTS (11.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (11.1%)
ING Funding LLC
  1.783%, due 11/12/04                              $1,785,000   $  1,784,029
International Business Machines Corp.
  1.701%, due 11/1/04                                2,920,000      2,920,000
Lilly (Eli) & Co.
  1.721%, due 11/3/04 (b)                            1,995,000      1,994,809
Rabobank USA Financial Corp. 1.751%, due 11/3/04     4,390,000      4,389,573
UBS Finance Delaware LLC
  1.84%, due 11/1/04                                 3,540,000      3,540,000
                                                                 ------------
Total Short-Term Investments (Cost $14,628,411)                    14,628,411
                                                                 ------------
Total Investments
  (Cost $120,372,354) (e)                                 99.6%   131,574,128(f)
Cash and Other Assets,
  Less Liabilities                                         0.4        475,358
                                                    ----------   ------------
Net Assets                                               100.0%  $132,049,486
                                                    ==========   ============

(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c) Exchange Traded Fund-represents a basket of securities that are traded on a exchange.
(d)  Paired-share security represents equal ownership of La
     Quinta Properties, Inc. Class B and La Quinta Corp.
(e) The cost for federal income tax purposes is $120,756,814.
(f)  At October 31, 2004 net unrealized appreciation was
     $10,817,314, based on cost for federal income tax pur-posed. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $15,020,014 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $4,202,700.

+ Percentages indicated are based on Fund net assets.
* Among the Fund's 10 largest holdings,excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $120,372,354)                $131,574,128
Cash                                                   4,733
Receivables:
  Investment securities sold                       1,345,370
  Fund shares sold                                   691,227
  Dividends and interest                              69,500
Other assets                                          18,023
                                                ------------
    Total assets                                 133,702,981
                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased                    870,542
  Fund shares redeemed                               496,257
  Transfer agent                                      80,643
  NYLIFE Distributors                                 75,654
  Manager                                             69,606
  Custodian                                            5,128
Accrued expenses                                      55,665
                                                ------------
    Total liabilities                              1,653,495
                                                ------------
Net assets                                      $132,049,486
                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     35,697
  Class B                                             44,847
  Class C                                              6,795
Additional paid-in capital                        96,501,157
Accumulated undistributed net realized gain on
  investments                                     24,259,216
Net unrealized appreciation on investments        11,201,774
                                                ------------
Net assets                                      $132,049,486
                                                ============
CLASS A
Net assets applicable to outstanding shares     $ 55,640,122
                                                ============
Shares of beneficial interest outstanding          3,569,675
                                                ============
Net asset value per share outstanding           $      15.59
Maximum sales charge (5.50% of offering price)          0.90
                                                ------------
Maximum offering price per share outstanding    $      16.49
                                                ============
CLASS B
Net assets applicable to outstanding shares     $ 66,355,167
                                                ============
Shares of beneficial interest outstanding          4,484,659
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.80
                                                ============
CLASS C
Net assets applicable to outstanding shares     $ 10,054,197
                                                ============
Shares of beneficial interest outstanding            679,530
                                                ============
Net asset value and offering price per share
  outstanding                                   $      14.80
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,299,728
  Interest                                            61,979
                                                 -----------
    Total income                                   1,361,707
                                                 -----------
EXPENSES:
  Manager                                          1,200,499
  Transfer agent                                     501,279
  Distribution -- Class B                            486,794
  Distribution -- Class C                             72,343
  Service -- Class A                                 130,069
  Service -- Class B                                 162,265
  Service -- Class C                                  24,114
  Shareholder communication                           63,017
  Professional                                        40,914
  Recordkeeping                                       39,329
  Registration                                        34,440
  Custodian                                           27,860
  Trustees                                            11,400
  Miscellaneous                                       21,897
                                                 -----------
    Total expenses before waiver                   2,816,220
  Expense waiver from manager                       (108,819)
                                                 -----------
    Net expenses                                   2,707,401
                                                 -----------
Net investment loss                               (1,345,694)
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  25,852,119
Net change in unrealized appreciation on
  investments                                     (8,311,430)
                                                 -----------
Net realized and unrealized gain on investments   17,540,689
                                                 -----------
Net increase in net assets resulting from
  operations                                     $16,194,995
                                                 ===========

 12   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                                    2004          2003*           2002
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment loss        $ (1,345,694)  $ (1,020,195)  $ (1,430,443)
 Net realized gain on
  investments                 25,852,119      3,713,374        335,025
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                 (8,311,430)    20,809,133    (15,273,957)
                            ------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations             16,194,995     23,502,312    (16,369,375)
                            ------------------------------------------

Distributions to shareholders:

 From net realized gain on investments:
   Class A                    (1,583,448)            --       (556,902)
   Class B                    (2,228,626)            --       (883,671)
   Class C                      (345,457)            --       (157,204)
                            ------------------------------------------
   Total distributions to
    shareholders              (4,157,531)            --     (1,597,777)
                            ------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                    20,813,873     10,118,600     19,265,086
   Class B                     7,854,307      4,191,414     10,805,256
   Class C                     1,374,069        224,629      1,377,359

 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                     1,183,620             --        416,771
   Class B                     2,052,279             --        817,759
   Class C                       227,162             --        101,963
                            ------------------------------------------
                              33,505,310     14,534,643     32,784,194

 Cost of shares redeemed:
   Class A                   (16,089,539)    (9,899,408)   (22,188,432)
   Class B                    (9,833,069)   (10,045,343)   (15,066,025)
   Class C                    (1,951,429)    (2,130,757)    (2,531,120)
                            ------------------------------------------
                             (27,874,037)   (22,075,508)   (39,785,577)
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              5,631,273     (7,540,865)    (7,001,383)
                            ------------------------------------------
    Net increase
     (decrease) in net
     assets                   17,668,737     15,961,447    (24,968,535)

                                    2004          2003*           2002

NET ASSETS:
Beginning of period         $114,380,749   $ 98,419,302   $123,387,837
                            ------------------------------------------
End of period               $132,049,486   $114,380,749   $ 98,419,302
                            ==========================================

*  The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          JANUARY 1,
                                                             2003                        CLASS A
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 14.09       $ 11.10     $ 12.84    $ 11.30    $  9.56    $  9.03
                                              -------       -------     -------    -------    -------    -------
Net investment income (loss) (a)                (0.09)        (0.08)      (0.09)     (0.05)      0.00(b)   (0.03)
Net realized and unrealized gain (loss) on
  investments                                    2.09          3.07       (1.47)      1.79       2.80       0.58
                                              -------       -------     -------    -------    -------    -------
Total from investment operations                 2.00          2.99       (1.56)      1.74       2.80       0.55
                                              -------       -------     -------    -------    -------    -------
Less distributions:
  From net realized gain on investments         (0.50)           --       (0.18)     (0.20)     (1.06)     (0.02)
                                              -------       -------     -------    -------    -------    -------
Net asset value at end of period              $ 15.59       $ 14.09     $ 11.10    $ 12.84    $ 11.30    $  9.56
                                              =======       =======     =======    =======    =======    =======
Total investment return (c)                     14.46%        26.94%(d)  (12.16%)    15.43%     30.04%      6.11%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.62%)       (0.78%)+    (0.74%)    (0.41%)     0.08%     (0.34%)
    Net expenses                                 1.70%         1.90%+      1.87%      1.88%      1.90%      1.90%
    Expenses (before waiver/reimbursement)       1.78%         1.94%+      1.87%      1.88%      2.07%      2.21%
Portfolio turnover rate                           103%           41%         46%        46%        69%        42%
Net assets at end of period (in 000's)        $55,640       $44,496     $35,197    $43,761    $27,610    $15,205

                                                          JANUARY 1,
                                                             2003                        CLASS C
                                            YEAR ENDED      THROUGH     -----------------------------------------
                                            OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2004          2003*        2002       2001       2000       1999
Net asset value at beginning of period        $ 13.49       $10.70       $12.48    $ 11.07     $ 9.46     $ 9.00
                                              -------       ------       ------    -------     ------     ------
Net investment loss (a)                         (0.20)       (0.15)       (0.18)     (0.13)     (0.07)     (0.10)
Net realized and unrealized gain (loss) on
  investments                                    2.01         2.94        (1.42)      1.74       2.74       0.58
                                              -------       ------       ------    -------     ------     ------
Total from investment operations                 1.81         2.79        (1.60)      1.61       2.67       0.48
                                              -------       ------       ------    -------     ------     ------
Less distributions:
  From net realized gain on investments         (0.50)          --        (0.18)     (0.20)     (1.06)     (0.02)
                                              -------       ------       ------    -------     ------     ------
Net asset value at end of period              $ 14.80       $13.49       $10.70    $ 12.48     $11.07     $ 9.46
                                              =======       ======       ======    =======     ======     ======
Total investment return (c)                     13.67%       26.07%(d)   (12.83%)    14.57%     28.97%      5.35%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss                         (1.37%)      (1.53%)+     (1.49%)    (1.16%)    (0.67%)    (1.09%)
    Net expenses                                 2.45%        2.65%+       2.62%      2.63%      2.65%      2.65%
    Expenses (before waiver/reimbursement)       2.53%        2.69%+       2.62%      2.63%      2.82%      2.96%
Portfolio turnover rate                           103%          41%          46%        46%        69%        42%
Net assets at end of period (in 000's)        $10,054       $9,501       $9,403    $12,250     $2,090     $  634

      The Fund changed its fiscal year end from December 31 to
*     October 31.
+     Annualized.
      Per share data based on average shares outstanding during
(a)   the period.
(b)   Less than one cent per share.
(c)   Total return is calculated exclusive of sales charges.
(d)   Total return is not annualized.

 14   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                        CLASS B
YEAR ENDED      THROUGH     -----------------------------------------
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,
   2004          2003*        2002       2001       2000       1999
  $ 13.50       $ 10.70     $ 12.48    $ 11.07    $  9.46    $  9.00
  -------       -------     -------    -------    -------    -------
    (0.20)        (0.15)      (0.18)     (0.13)     (0.07)     (0.10)
     2.00          2.95       (1.42)      1.74       2.74       0.58
  -------       -------     -------    -------    -------    -------
     1.80          2.80       (1.60)      1.61       2.67       0.48
  -------       -------     -------    -------    -------    -------
    (0.50)           --       (0.18)     (0.20)     (1.06)     (0.02)
  -------       -------     -------    -------    -------    -------
  $ 14.80       $ 13.50     $ 10.70    $ 12.48    $ 11.07    $  9.46
  =======       =======     =======    =======    =======    =======
    13.59%        26.17%(d)  (12.83%)    14.57%     28.97%      5.35%
    (1.37%)       (1.53%)+    (1.49%)    (1.16%)    (0.67%)    (1.09%)
     2.45%         2.65%+      2.62%      2.63%      2.65%      2.65%
     2.53%         2.69%+      2.62%      2.63%      2.82%      2.96%
      103%           41%         46%        46%        69%        42%
  $66,355       $60,384     $53,819    $67,377    $32,777    $15,722

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust had approved the closure of the Fund to new investors, effective December 1, 2001. The Fund was re-opened to investors on July 6, 2004, after the appointment of the new Subadvisor, MacKay Shields LLC.

The Fund currently offers three classes of shares. Beginning January 31, 2005, the Fund will also offer Class I shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss, accumulated undistributed net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

                       ACCUMULATED
                      UNDISTRIBUTED     ADDITIONAL
  ACCUMULATED NET   NET REALIZED GAIN    PAID-IN
  INVESTMENT LOSS    ON INVESTMENTS      CAPITAL

    $1,345,694        $(1,357,384)       $11,690

 16   MainStay Small Cap Value Fund

The reclassification for the Fund is primarily attributable to net operating losses that offset undistributed net short-term securities gains for federal income tax purposes, real estate investment trusts and distributions paid in connection with the redemption of Fund shares.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Dalton, Greiner, Hartman, Maher & Co. was responsible for the day-to-day portfolio management of the Fund through June 29, 2004. Effective June 30, 2004, pursuant to shareholder approval, NYLIM appointed MacKay Shields LLC ("MacKay") as the new Subadvisor (the "Subadvisor") to the Fund at a meeting held on June 16, 2004. (See page 21.)

Prior to July 1, 2004, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets on assets up to $1.0 billion and 0.95% on assets over $1.0 billion. Effective July 1, 2004, the Trust pays the Manager an annual rate of 0.85% of the Fund's average daily net assets on assets up to $1.0 billion and 0.80% on assets over $1.0 billion. Also effective July 1, 2004, for a two-year period, NYLIM has voluntarily agreed to waive that portion of its fee in excess of 0.60% of the Fund's average daily net assets. The Manager has also voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended October 31, 2004, the Manager earned from the Fund $1,200,499 and waived $108,819 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee of one-half of the management fee, net of management fee waivers, expense limitations and reimbursements. To the extent that the Manager has agreed to reimburse Fund expenses, MacKay has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $12,923 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on

                                                    www.mainstayfunds.com     17
redemptions of Class A, Class B and Class C shares of $874, $58,769 and $199, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004, amounted to $501,279.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Small Cap Value Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,882 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $39,329 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:

The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

                   ACCUMULATED
  UNDISTRIBUTED      CAPITAL                        TOTAL
    ORDINARY        AND OTHER      UNREALIZED    ACCUMULATED
     INCOME           GAINS       APPRECIATION      GAIN
     $42,732       $24,600,944    $10,817,314    $35,460,990

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                   2004     2003        2002
Distributions paid from:
  Ordinary Income            $       --      $--  $  854,844
  Long-term Capital Gains     4,157,531       --     742,933
------------------------------------------------------------
                             $4,157,531      $--  $1,597,777
------------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $124,500 and $138,935, respectively.


NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

 18   MainStay Small Cap Value Fund

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C
Shares sold                       1,392       545        94
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   82       149        17
-----------------------------------------------------------
                                  1,474       694       111
-----------------------------------------------------------
Shares redeemed                  (1,062)     (683)     (135)
-----------------------------------------------------------
Net increase (decrease)             412        11       (24)
-----------------------------------------------------------

                                     JANUARY 1 THROUGH
                                     OCTOBER 31, 2003*
                                CLASS A   CLASS B   CLASS C
Shares sold                         835       366        19
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   --        --        --
-----------------------------------------------------------
                                    835       366        19
-----------------------------------------------------------
Shares redeemed                    (847)     (922)     (194)
-----------------------------------------------------------
Net decrease                        (12)     (556)     (175)
-----------------------------------------------------------

                                        YEAR ENDED
                                     DECEMBER 31, 2002
                                CLASS A   CLASS B   CLASS C
Shares sold                       1,552       879       110
-----------------------------------------------------------
Shares issued in reinvestment
  of distributions                   38        77        10
-----------------------------------------------------------
                                  1,590       956       120
-----------------------------------------------------------
Shares redeemed                  (1,827)   (1,326)     (223)
-----------------------------------------------------------
Net decrease                       (237)     (370)     (103)
-----------------------------------------------------------

*  The Fund changed its fiscal year end from December 31 to October 31.

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

                                                    www.mainstayfunds.com     19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Value Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Value Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

 20   MainStay Small Cap Value Fund

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a special meeting held on June 16, 2004, the shareholders of MainStay Small Cap Value Fund (the "Fund") approved a New Subadvisory Agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM") and MacKay Shields LLC ("MacKay Shields") to appoint MacKay Shields as the new subadvisor to the Fund (the "New Subadvisory Agreement") effective on or about June 25, 2004. Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner") had been providing advisory services to the Fund since May 31, 1998, most recently pursuant to an Interim Sub-Advisory Agreement between NYLIM and Dalton Greiner (the "Interim Agreement") dated February 6, 2004, as previously approved by the Board. The terms of the New Subadvisory Agreement are substantially similar to those of the Interim Agreement except for the fees payable to MacKay Shields.

In connection with the approval of the New Subadvisory Agreement, NYLIM has agreed to the following terms: (1) contractually reduce the Fund's overall management fee from 1.00% to 0.85% of the Fund's average daily net assets, (2) voluntarily waive that portion of the Fund's management fee in excess of 0.60% of the Fund's average daily net assets for a period of two years following the effective date of the New Subadvisory Agreement and (3) voluntarily reimburse the Fund from its management fee to the extent the Fund's total operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and Class C shares. This expense reimbursement may be discontinued at any time without notice.

Under the New Subadvisory Agreement, MacKay Shields will receive one-half of the management fee payable to NYLIM with respect to the Fund, net of management fee waivers, expense limitations and reimbursements.

Shares voted in favor:                      4,280,996
Shares voted against:                          52,153
Shares abstaining:                             82,357

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     21

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 22   MainStay Small Cap Value Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     23

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 24   MainStay Small Cap Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $4,157,531 on December 18, 2003.

                                                    www.mainstayfunds.com     25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

 26   MainStay Small Cap Value Fund

(NEW YORK LIFE LOGO)
------------------------------------------------
GNot FDIC insured. G No bank guarantee. G May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2004 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A06377                  RECYCLE.LOGO                          MSSV11-12/04

(MAINSTAY LOGO)

                    MAINSTAY
                    MAP FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2004

                       This page intentionally left blank

 2   MainStay MAP Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2004, the U.S. stock market advanced, but its pace and direction were by no means steady. Small- and mid-capitalization stocks tended to outperform large-cap issues, and value stocks generally outperformed growth stocks.

Economic activity, as measured by gross domestic product, increased from 4.2% in the fourth quarter of 2003 to 4.5% in the first quarter of 2004. The pace of economic growth slowed to 3.3% in the second quarter of 2004, and according to preliminary estimates from the Bureau of Economic Analysis, gross domestic product grew at a seasonally adjusted annual rate of 3.9% in the third quarter of 2004.

Interest rates began the reporting period at a low 1.00%. In June 2004, the Federal Open Market Committee responded to expanding output and improved labor markets by raising the targeted federal funds rate by 25 basis points. Similar moves in August and September brought the targeted federal funds rate to 1.75%. In its September 2004 release, the Federal Open Market Committee affirmed its belief that monetary policy remained accommodative.

Despite rising interest rates, bond markets generally advanced. High-yield bonds and emerging-market debt were particularly strong. The U.S. dollar declined relative to most other currencies, which helped U.S. exporters.

In pursuing its investment objective, each MainStay Fund consistently seeks to apply a well-defined investment process in all market environments. We believe that a consistent, disciplined investment approach can help investors make more prudent and practical decisions regarding their investments.

In the report that follows, you'll find additional information about the market forces, investment decisions, and individual securities that affected your MainStay Fund during the 12 months ended October 31, 2004. We thank you for investing with us, and we look forward to many years of continued service in your behalf.

Sincerely,

/s/ GARY E. WENDLANDT

Gary E. Wendlandt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                          11
----------------------------------------------------

Financial Statements                              17
----------------------------------------------------

Notes to Financial Statements                     22
Report of Independent Registered Public
Accounting Firm                                   27
----------------------------------------------------

Trustees and Officers                             28
----------------------------------------------------

Proxy Voting Policies and Procedures              30
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        30
----------------------------------------------------

MainStay Funds                                    31

                                                     www.mainstayfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

 CLASS A SHARES -- MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        8.12%  7.28%     6.63%
Excluding sales charges  14.41   8.50      7.75

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/9/99                                                     9450                       10000                       10000
                                                           9407                        9791                       10395
                                                          11215                       12115                       11028
                                                          10959                        9932                        8282
                                                           9538                        9135                        7031
                                                          12364                       12412                        8493
10/31/04                                                  14145                       14285                        9293

                                                     -
  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

 CLASS B SHARES -- MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        8.57%  7.40%     6.83%
Excluding sales charges  13.57   7.70      6.96

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/9/99                                                    10000                       10000                       10000
                                                           9929                        9791                       10395
                                                          11757                       12115                       11028
                                                          11395                        9932                        8282
                                                           9840                        9135                        7031
                                                          12667                       12412                        8493
10/31/04                                                  14286                       14285                        9293

                                                     -
  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

 CLASS C SHARES -- MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       12.57%  7.70%     6.96%
Excluding sales charges  13.57   7.70      6.96

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/9/99                                                    10000                       10000                       10000
                                                           9929                        9791                       10395
                                                          11757                       12115                       11028
                                                          11395                        9932                        8282
                                                           9840                        9135                        7031
                                                          12667                       12412                        8493
10/31/04                                                  14386                       14285                        9293

                                                     -
  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee.
Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of MAP-Equity Fund. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class R1 and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay MAP Fund

 CLASS I SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         14.83%  8.80%   15.10%

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
10/31/94                                                   9525                       10000                       10000
                                                          11038                       12331                       12644
                                                          14213                       14754                       15691
                                                          19007                       18999                       20729
                                                          22033                       19846                       25288
                                                          25507                       23244                       31779
                                                          30495                       28759                       33715
                                                          29869                       23577                       25319
                                                          26057                       21685                       21494
                                                          33865                       29466                       25965
10/31/04                                                  38886                       33911                       28411

  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

 CLASS R1 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         14.63%  8.67%     7.92%

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/9/99                                                    10000                       10000                       10000
                                                           9963                        9791                       10395
                                                          11896                       12115                       11028
                                                          11638                        9932                        8282
                                                          10146                        9135                        7031
                                                          13170                       12412                        8493
10/31/04                                                  15096                       14285                        9293

  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

 CLASS R2 SHARES -- NO SALES CHARGE
--------------------------------------------------------------------------------

                          ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         14.37%  8.40%     7.65%

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/9/99                                                    10000                       10000                       10000
                                                           9950                        9791                       10395
                                                          11851                       12115                       11028
                                                          11566                        9932                        8282
                                                          10057                        9135                        7031
                                                          13022                       12412                        8493
10/31/04                                                  14894                       14285                        9293

  --   MainStay MAP Fund  --   Russell Midcap Index  - -  S&P 500 Index

                                           ONE     FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS    YEARS

Russell Midcap(R) Index(1)                15.09%    7.85%  12.99%
S&P 500(R) Index(2)                        9.42    -2.22   11.01
Average Lipper multicap core fund(3)       8.25     0.87    9.94

1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THESE GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the third data column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                                             ENDING ACCOUNT                  VALUE
                                                              VALUE (BASED                 (BASED ON
                                                 BEGINNING     ON ACTUAL      EXPENSES    HYPOTHETICAL    EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID       5% RETURN        PAID
                                                   VALUE       EXPENSES)       DURING      AND ACTUAL      DURING
SHARE CLASS(1)                                    5/1/04        10/31/04       PERIOD      EXPENSES)       PERIOD
CLASS A SHARES                                   $1,000.00     $1,037.85       $ 6.92      $1,018.25       $ 6.85
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   $1,000.00     $1,034.20       $10.74      $1,014.50       $10.63
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                   $1,000.00     $1,034.20       $10.74      $1,014.50       $10.63
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   $1,000.00     $1,039.75       $ 5.08      $1,020.05       $ 5.03
------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                                  $1,000.00     $1,038.75       $ 5.59      $1,019.55       $ 5.53
------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                                  $1,000.00     $1,037.80       $ 6.86      $1,018.30       $ 6.80
------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, divided by 366, multiplied by 184 (to reflect the one-half year period).
 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2004

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    88.1
Short-Term Investments                                                           10.3
Cash and Other Assets (less liabilities)                                          0.2
Convertible Bonds                                                                 0.6
Corporate Bonds                                                                   0.8

See Portfolio of Investments on page 11 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2004 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Duke Energy Corp.
 2.  Tyco International Ltd.
 3.  E.I. du Pont de Nemours & Co.
 4.  MetLife, Inc.
 5.  Monsanto Co.
 6.  Boston Scientific Corp.
 7.  Harris Corp.
 8.  Northrop Grumman Corp.
 9.  Symbol Technologies, Inc.
10.  Schlumberger Ltd.

 6   MainStay MAP Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey, and Michael J. Mullarkey of Markston International, LLC, and by portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC

CAN YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund employs two subadvisors, Markston International and Jennison Associates, with complementary investment processes and styles. In pursuing the Fund's investment objective, each subadvisor seeks to identify securities that are out of favor but have a catalyst that the subadvisor believes will lead to improved performance.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2004?

Markston International:
The most significant factors that influenced the equity markets were the continuing war in Iraq, the sharp rise in energy costs, the anticipated outcome of the Presidential election, and rising interest rates. In addition, investors were concerned about the growing budget deficit, the rising trade deficit, and the continued decline of the U.S. dollar.

Jennison Associates:
During the reporting period, mixed economic data left the equity markets unsettled. Earlier in the Fund's fiscal year, we saw solid growth and a dramatic rebound in corporate earnings that led to strong equity returns. While high energy costs and reduced mortgage refinancing kept consumer spending at moderate levels, corporate spending was quite robust, led by outlays for information technology. More recently, corporate earnings growth has slowed and the stock market has been relatively flat. As the period progressed, investors' concerns included increased geopolitical uncertainty, the impact of high energy prices on corporate profits, the pace of economic activity, and inflation.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
Effective stock selection helped the portion of the Fund that we manage to nearly double the performance of the S&P 500(R) Index.(1) In the beginning of the reporting period, significant exposure to strong performers among oil, gas, coal, and utility stocks enhanced results. The Fund was correctly positioned for an increase in energy prices, which provided us an opportunity to selectively pare back the Fund's exposure to this area of the market. After capturing profits on a select group of energy stocks, we spent a significant amount of time during the second quarter of 2004 finding new and interesting investment candidates. We believe this helped our portion of the Fund produce positive results throughout the reporting period, even while other indices were providing negative returns. When the equity markets rebounded in late July and early August of 2004, our portion of the Fund's portfolio was well positioned to benefit from the broad-based rally. We also feel that our decision to selectively take profits in energy investments and to broaden and diversify holdings in the financials sector helped position our portion of the Fund against an inevitable moderation in energy prices.

Jennison Associates:
Our portion of the Fund's portfolio outperformed the S&P 500(R) Index during the reporting period. On a relative basis, our holdings in materials, energy, information technology, and health care made the most significant positive contributions to results. Relative performance was weaker among our holdings in the consumer discretionary sector, particularly in the media industry, and in the financials, telecommunication services, and industrials sectors. The last months of 2003 were difficult for many bottom-up stock pickers, as the rally tended to be fairly concentrated. We were, however, able to find quite a few strong performers for the portfolio. In the second and third quarters of 2004, the Federal Open Market Committee raised the targeted federal funds rate three times. We believe our portion of the portfolio was well positioned for this market environment, as materials and energy together constituted

Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 5 for more information about the S&P 500(R) Index.

                                                     www.mainstayfunds.com     7
more than 25% of our portion of the Fund's portfolio. We feel that the earnings growth of our holdings has been significantly enhanced by higher pricing power.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Markston International:
Harris Corporation, a manufacturer of communication software and equipment, enhanced results, as the company benefited from increasing sales to the U.S. government. The company's new chief executive officer has been cutting costs, which has helped earnings grow. Monsanto, the world's leading supplier of genetically modified seeds, saw its stock appreciate when the company managed to collect royalties from its Brazilian customers. Exposure to Yahoo!, a global Internet portal, also helped returns in our portion of the Fund's portfolio. The company experienced solid revenue growth during the reporting period.

Jennison Associates:
Software holding McAfee was a strong performer, as the company completed the sale of its Sniffer enterprise division. The company also benefited from better-than-expected growth in both the volume and pricing of its consumer products. We have pared back on this position to capture some profits as McAfee's stock price has appreciated. In basic materials, Arch Coal and CONSOL Energy performed well, because of favorable supply/demand trends for coal and relatively high natural-gas prices. Our position in Schlumberger also enhanced results. The company provides advanced techniques for drilling in remote locations and in difficult geologies. Schlumberger reported better-than-expected earnings in 2004, as the search for new resources intensified.

WHAT STOCKS UNDERPERFORMED DURING THE REPORTING PERIOD?

Markston International:
Our position in Vitesse Semiconductor, a manufacturer of communications and storage semiconductors, detracted from results. The stock underperformed when the recovery in the company's main markets was less robust than expected. Our exposure to Chiron, a diversified biotechnology and vaccine supplier, hurt results when the firm's U.K.-based flu vaccine plant, which was expected to supply the U.S. for the 2004/2005 winter season, was found not to be sterile. We expect Chiron to return to the U.S. market in the 2005/2006 period. Although we sold slightly more than a third of our position in Sanmina-SCI at a gain for the reporting period, the remainder of the position detracted from results when the stock was hurt by competitive conditions in the electronic manufacturing services subindustry.

Jennison Associates:
Media stocks in our portion of the Fund's portfolio hurt performance, owing to concerns about the pace of the advertising recovery. While we thought that strong advertising sales growth reported in the first quarter of 2004 would continue throughout the year, this did not occur. As a result, the Fund's holdings in Westwood One and Interpublic Group detracted from results. Insurance stocks St. Paul Travelers and American International Group also hurt performance. St. Paul Travelers, which was created when St. Paul acquired Travelers Property & Casualty, fell as investors' opinion of management weakened. Problems were compounded when New York Attorney General Eliot Spitzer announced an investigation into the insurance industry's practices. In our opinion, however, the Spitzer investigations may have little direct impact on St. Paul Travelers. American International Group fell with the overall decline in the insurance industry. When it became evident that rising interest rates had hurt the company's third-quarter-2004 results, we eliminated the position.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Markston International:
We added American Express, a global provider of financial and travel services, to our portion of the Fund's portfolio. We believe the company can materially benefit from Visa's antitrust problems. Boston Scientific, a leading medical device maker, is another stock we added to the Fund. Many of the company's products hold number-one or number-two positions in their markets. For the last two years, we have been watching the market for drug-eluting stents develop. We purchased Boston Scientific after its stock declined because of manufacturing issues and related safety concerns. Once we determined that the problems might have only a short-term impact, we made the stock a significant new holding in our portion of the Fund's portfolio. Another purchase made during the reporting period was Citigroup, a global financial institution. With a lower price-to-earnings ratio and a higher dividend yield than the S&P 500(R) Index, we believe Citigroup's stock represents good value.

 8   MainStay MAP Fund

Jennison Associates:
We continue to build the portfolio one stock at a time, using a bottom-up, research-intensive process. During the reporting period, we significantly added to the Fund's position in Harmony Gold Mining and initiated positions in Aluminum Corp. of China (Chalco), Alcoa, and Cooper Cameron. Harmony Gold Mining rallied as the price of gold rose. We initiated a position in Chalco as the fear of a "hard landing" correction in the Chinese economy resulted in a decline of over 40% in the company's share price. We believe a rally in the alumina (a raw material of aluminum) market, coupled with the current positive supply/demand fundamentals for alumina, should benefit both Chalco and Alcoa. We initiated a position in Cooper Cameron in April 2004 and have added to the position a number of times. We believe that Cooper Cameron--a leading manufacturer of oil and gas pressure control equipment, including equipment used in offshore and subsea applications--should benefit from future contract awards by major oil companies.

WHAT STOCKS DID YOUR PORTION OF THE FUND'S PORTFOLIO SELL DURING THE REPORTING PERIOD?

Markston International:
We sold our position in Hartford Financial Services Group, a provider of financial and insurance products, in light of uncertainties surrounding the investigation into insurance-industry pricing practices. The Fund's holdings in Anadarko Petroleum and Unocal were reduced as the stocks of these oil and gas exploration and production companies appreciated significantly. We eliminated the Fund's position in Aetna, a major heath care provider, after the stock reached our price target.

Jennison Associates:
On the basis of our stringent risk/reward criteria, we eliminated the Fund's positions in Fisher Scientific International, PeopleSoft, Weatherford International, and Amerada Hess. In each of these cases, the sales had a positive effect on the Fund's performance. Fisher Scientific International, a dominant player in the distribution of products to the scientific research and clinical testing markets, reported several strong quarters of financial results. We expect continued growth in the company's base business as pharmaceutical spending increases. Nevertheless, we eliminated the position and captured profits when the stock met our price target. PeopleSoft stock performed well when Oracle received approval to acquire the company. We eliminated the Fund's position when we felt that the stock had reached its fair market value.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Markston International:
During the 12 months ended October 31, 2004, we significantly increased the Fund's exposure to stocks in the financials and utilities sectors. In our portion of the Fund's portfolio, we also modestly increased exposure to the consumer discretionary sector. During the reporting period, we reduced our allocations to the health care and information technology sectors.

Jennison Associates:
Any changes in the Fund's weightings are a consequence of our bottom-up stock-selection process and do not reflect a "sector bet" on the part of our management team. During the reporting period, the risk/reward discipline that guides our portion of the Fund's portfolio led us to take profits in many strong performers. Based on our bottom-up stock selection, we increased the Fund's weighting in financials and basic materials, particularly in metals & mining and in select chemical companies, and trimmed the Fund's weighting in consumer discretionary and energy stocks. As oil prices rallied throughout the year, we significantly reduced the Fund's exposure to the energy sector. More specifically, we captured profits from certain energy holdings and reinvested them in other energy stocks that we felt offered more attractive reward/risk profiles.

WHAT DO YOU ANTICIPATE GOING FORWARD?

Markston International:
We continue to adhere to a strict bottom-up stock-selection approach, focusing on securities that we believe offer reward potential that outweighs inherent risk. In general, we are always looking for stocks that appear inexpensive. In this context, we look for a catalyst that could cause a stock to appreciate. While we do not rule out the possibility of unexpected volatility in interest rates, the dollar, or energy prices over the next six to 12 months, we will continue to search for securities that we feel can outperform the overall market.

Jennison Associates:
Many of our new ideas are driven by company-specific catalysts that we believe have been generally overlooked by the market. We are also closely monitoring whether or not the Chinese government will continue to be successful in engineering a "soft landing" for the country's economy, since this may affect global demand for many commodities. A shift in demand would affect the fundamentals of several commodity companies held by the Fund. We have

                                                     www.mainstayfunds.com     9
been focused on the basic materials sector for some time now, which has had a positive impact on performance. We continue to find good supply/ demand fundamentals among many companies in this diverse sector, but we are mindful of the inherent cyclicality of these businesses and are selectively taking profits. We continue to believe this will be a stock-picker's market. We intend to remain disciplined in our style and philosophy as we seek to uncover new opportunities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay MAP Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004


                                                         SHARES          VALUE
COMMON STOCKS (88.1%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.3%)
Aviall, Inc. (a)                                          5,550   $    120,157
Boeing Co. (The)                                         34,300      1,711,570
GenCorp, Inc.                                            21,400        297,460
Honeywell International, Inc.                            81,500      2,744,920
Lockheed Martin Corp.                                    82,295      4,533,632
VNorthrop Grumman Corp.                                 250,978     12,988,111
Orbital Sciences Corp. (a)                              114,800      1,188,180
Raytheon Co.                                            173,600      6,332,928
Teledyne Technologies, Inc. (a)                         108,550      2,775,624
                                                                  ------------
                                                                    32,692,582
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.1%)
Danielson Holding Corp. (a)                             137,407      1,026,430
                                                                  ------------
AIRLINES (0.4%)
Southwest Airlines Co.                                  284,100      4,480,257
                                                                  ------------
AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)                     95,650        964,152
                                                                  ------------

BEVERAGES (0.3%)
Coca-Cola Co. (The)                                      27,100      1,101,886
PepsiCo, Inc.                                            29,341      1,454,727
                                                                  ------------
                                                                     2,556,613
                                                                  ------------
BIOTECHNOLOGY (3.2%)
Amylin Pharmaceuticals, Inc. (a)                        129,952      2,767,978
Cell Therapeutics, Inc. (a)                              16,100         99,820
Chiron Corp. (a)                                         64,200      2,081,364
Enzo Biochem, Inc. (a)                                   17,430        308,337
Enzon Pharmaceuticals, Inc. (a)                          50,925        823,457
Eyetech Pharmaceuticals, Inc. (a)                        69,828      2,963,500
Gen-Probe, Inc. (a)                                      25,068        878,383
Genentech, Inc. (a)                                     258,700     11,778,611
MedImmune, Inc. (a)                                     335,227      9,527,151
XOMA Ltd.(a)                                             68,025        139,451
                                                                  ------------
                                                                    31,368,052
                                                                  ------------
CAPITAL MARKETS (5.1%)
Ameritrade Holding Corp. (a)                              5,100         66,402
Bank of New York Co., Inc. (The)                        314,700     10,215,162
Eaton Vance Corp.                                       146,600      6,394,692
Jefferies Group, Inc.                                   108,700      4,362,131
Knight Trading Group, Inc. (a)                           18,900        196,371
Mellon Financial Corp.                                  191,400      5,531,460
Merrill Lynch & Co., Inc.                                97,000      5,232,180
Morgan Stanley                                          142,800      7,295,652
National Financial Partners Corp.                       151,700      4,663,258


                                                         SHARES          VALUE
CAPITAL MARKETS (CONTINUED)
Northern Trust Corp.                                     31,955   $  1,359,366
State Street Corp.                                       84,700      3,815,735
Waddell & Reed Financial, Inc. Class A                   90,300      1,897,203
                                                                  ------------
                                                                    51,029,612
                                                                  ------------
CHEMICALS (5.5%)
VE.I. du Pont de Nemours & Co.                          403,100     17,280,897
Eastman Chemical Co.                                     13,250        628,978
Great Lakes Chemical Corp.                              273,503      7,007,147
Lyondell Chemical Co.                                   292,600      6,723,948
VMonsanto Co.                                           351,907     15,044,024
Olin Corp.                                              367,800      6,877,860
Westlake Chemical Corp. (a)                              56,200      1,296,534
                                                                  ------------
                                                                    54,859,388
                                                                  ------------
COMMERCIAL BANKS (1.4%)
Popular, Inc.                                           399,656     10,279,152
Wachovia Corp.                                           65,000      3,198,650
                                                                  ------------
                                                                    13,477,802
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Brink's Co. (The)                                        20,800        667,680
Cendant Corp.                                            93,000      1,914,870
Coinstar, Inc. (a)                                       25,887        668,661
DiamondCluster International, Inc. (a)                    7,194         87,659
Education Management Corp. (a)                           96,400      2,585,448
Hewitt Associates, Inc. Class A (a)                     201,600      5,650,848
ITT Educational Services, Inc. (a)                      192,000      7,297,920
Korn/Ferry International (a)                             24,600        428,040
Manpower, Inc.                                          184,500      8,348,625
MemberWorks, Inc. (a)                                     5,800        172,840
On Assignment, Inc. (a)                                  17,800         89,356
Waste Management, Inc.                                   28,800        820,224
                                                                  ------------
                                                                    28,732,171
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.4%)
ADC Telecommunications, Inc. (a)                        134,600        297,466
CommScope, Inc. (a)                                      41,059        739,473
Endwave Corp. (a)                                        32,288        473,988
Enterasys Networks, Inc. (a)                             99,250        138,950
Finisar Corp. (a)                                       450,489        662,219
VHarris Corp.                                           241,750     14,874,877
McDATA Corp. Class A (a)                                 64,900        407,572
NETGEAR, Inc. (a)                                        15,068        205,377
NMS Communications Corp. (a)                            167,936        733,041

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Nokia Corp. ADR (c)                                     268,700   $  4,143,354
Nortel Networks Corp. (a)                                 5,472         18,550
Polycom, Inc. (a)                                        13,998        289,059
REMEC, Inc. (a)                                           6,550         36,090
Riverstone Networks, Inc. (a)                            12,802         12,034
Stratex Networks, Inc. (a)                              103,588        188,012
UTStarcom, Inc. (a)                                      67,500      1,155,600
                                                                  ------------
                                                                    24,375,662
                                                                  ------------
COMPUTERS & PERIPHERALS (0.5%)
ActivCard Corp. (a)                                      52,567        420,010
Advanced Digital Information Corp. (a)                  156,600      1,401,570
Innovex, Inc. (a)                                        31,000        148,800
Pinnacle Systems, Inc. (a)                               47,892        223,177
Sigma Designs, Inc. (a)                                  21,600        169,992
Sun Microsystems, Inc. (a)                              561,797      2,544,940
                                                                  ------------
                                                                     4,908,489
                                                                  ------------
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                             950         43,254
Vulcan Materials Co.                                     53,389      2,657,704
                                                                  ------------
                                                                     2,700,958
                                                                  ------------
CONSUMER FINANCE (1.3%)
American Express Co.                                    207,200     10,996,104
MBNA Corp.                                               27,400        702,262
Providian Financial Corp. (a)                            48,500        754,175
Rewards Network, Inc. (a)                                15,000         82,950
                                                                  ------------
                                                                    12,535,491
                                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Smurfit-Stone Container Corp. (a)                         8,050        139,748
Temple-Inland, Inc.                                      19,800      1,170,576
                                                                  ------------
                                                                     1,310,324
                                                                  ------------
DISTRIBUTORS (0.0%) (B)
ADESA, Inc. (a)                                          15,300        308,295
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
Assured Guaranty Ltd.                                   353,400      5,802,828
CIT Group, Inc.                                          27,300      1,102,920
Citigroup, Inc.                                         256,300     11,372,031
Instinet Group, Inc. (a)                                126,423        606,830
JPMorgan Chase & Co.                                    191,480      7,391,128
Principal Financial Group, Inc.                         283,100     10,689,856
                                                                  ------------
                                                                    36,965,593
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
CenturyTel, Inc.                                         31,100        997,999
Cincinnati Bell, Inc. (a)                               236,350        805,953
Global Crossing Ltd. (a)                                 86,701      1,208,612


                                                         SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
IDT Corp. Class B (a)                                    46,900   $    648,158
SBC Communications, Inc.                                318,400      8,042,784
Sprint Corp.                                             92,508      1,938,043
                                                                  ------------
                                                                    13,641,549
                                                                  ------------
ELECTRIC UTILITIES (0.5%)
American Electric Power Co., Inc.                        60,000      1,975,800
Black Hills Corp.                                        14,150        416,859
DTE Energy Co.                                           52,300      2,233,733
Duquesne Light Holdings, Inc.                            33,700        578,292
                                                                  ------------
                                                                     5,204,684
                                                                  ------------
ELECTRICAL EQUIPMENT (0.0%) (B)
Acuity Brands, Inc.                                       1,000         26,530
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Agilent Technologies, Inc. (a)                          197,200      4,941,832
Frequency Electronics, Inc.                               4,000         49,160
Giga-tronics, Inc. (a)                                   30,959         51,392
Itron, Inc. (a)                                           8,346        174,765
Sanmina-SCI Corp. (a)                                   201,865      1,614,920
Solectron Corp. (a)                                     298,700      1,559,214
VSymbol Technologies, Inc.                              879,600     12,921,324
                                                                  ------------
                                                                    21,312,607
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (4.2%)
Cooper Cameron Corp. (a)                                185,400      8,964,090
GlobalSantaFe Corp.                                       9,900        292,050
Horizon Offshore, Inc. (a)                                  900            855
Key Energy Services, Inc. (a)                           101,400      1,166,100
National-Oilwell, Inc. (a)                              161,900      5,457,649
Newpark Resources, Inc. (a)                             159,750        867,442
Rowan Cos., Inc. (a)                                    327,500      8,361,075
VSchlumberger Ltd.                                      189,925     11,953,880
Tidewater, Inc.                                          54,800      1,694,964
Todco Class A (a)                                       160,100      2,716,897
                                                                  ------------
                                                                    41,475,002
                                                                  ------------
FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale Corp.                                   16,250        779,025
CVS Corp.                                                59,838      2,600,559
Kroger Co. (The) (a)                                    506,700      7,656,237
Longs Drug Stores Corp.                                  21,900        540,930
Pathmark Stores, Inc. (a)                                76,050        327,776
Rite Aid Corp. (a)                                      146,050        543,306
                                                                  ------------
                                                                    12,447,833
                                                                  ------------
FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland Co.                              233,340      4,519,796
Bunge Ltd.                                               28,500      1,360,305
Hormel Foods Corp.                                        4,400        123,684
                                                                  ------------
                                                                     6,003,785
                                                                  ------------

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
GAS UTILITIES (0.7%)
Kinder Morgan, Inc.                                      59,150   $  3,807,485
Peoples Energy Corp.                                     53,500      2,288,730
Sempra Energy                                            29,000        972,660
                                                                  ------------
                                                                     7,068,875
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
ArthroCare Corp. (a)                                     19,910        613,427
Baxter International, Inc.                               30,000        922,800
VBoston Scientific Corp. (a)                            422,450     14,912,485
Hospira, Inc. (a)                                        20,000        638,200
Regeneration Technologies, Inc. (a)                       8,596         66,619
SurModics, Inc. (a)                                      13,792        370,315
                                                                  ------------
                                                                    17,523,846
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.5%)
Andrx Corp. (a)                                          30,400        657,856
Cerner Corp. (a)                                        126,442      5,708,856
CIGNA Corp.                                              82,200      5,216,412
Community Health
  Systems, Inc. (a)                                     109,900      2,947,518
Humana, Inc. (a)                                         29,200        559,180
IMS Health, Inc.                                         11,215        237,534
Medco Health Solutions, Inc. (a)                        308,900     10,474,799
Per-Se Technologies, Inc. (a)                            26,581        387,817
SunLink Health Systems, Inc. (a)                         35,000        183,750
Tenet Healthcare Corp. (a)                              538,600      5,773,792
Universal Health Services, Inc. Class B                   3,000        124,680
WebMD Corp. (a)                                         368,554      2,786,268
                                                                  ------------
                                                                    35,058,462
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Hilton Hotels Corp.                                     127,900      2,545,210
McDonald's Corp.                                        139,000      4,051,850
                                                                  ------------
                                                                     6,597,060
                                                                  ------------
HOUSEHOLD DURABLES (0.0%) (B)
Newell Rubbermaid, Inc.                                   9,500        204,820
                                                                  ------------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp.                                     76,600      4,570,722
                                                                  ------------

INDUSTRIAL CONGLOMERATES (2.7%)
3M Co.                                                   16,390      1,271,372
ALLETE, Inc.                                              5,100        173,298
VTyco International Ltd.                                794,058     24,734,907
Walter Industries, Inc.                                  35,450        603,004
                                                                  ------------
                                                                    26,782,581
                                                                  ------------


                                                         SHARES          VALUE
INSURANCE (7.0%)
ACE, Ltd.                                                69,800   $  2,656,588
Allstate Corp. (The)                                    100,800      4,847,472
American International Group, Inc.                       88,800      5,391,048
Axis Capital Holdings, Ltd.                             226,500      5,676,090
Conseco, Inc. (a)                                       269,000      4,508,440
Genworth Financial, Inc. Class A                         21,800        520,148
VMetLife, Inc.                                          410,600     15,746,510
Ohio Casualty Corp. (a)                                 104,248      2,176,698
St. Paul Travelers Cos., Inc. (The)                     105,110      3,569,536
UnumProvident Corp.                                     523,800      7,155,108
W. R. Berkley Corp.                                      82,000      3,504,680
Willis Group Holdings Ltd.                              160,800      5,780,760
XL Capital Ltd. Class A                                 105,842      7,673,545
                                                                  ------------
                                                                    69,206,623
                                                                  ------------
INTERNET & CATALOG RETAIL (0.9%)
IAC/InterActive Corp. (a)                               261,600      5,655,792
Priceline.com, Inc. (a)                                 118,672      2,366,320
Stamps.com, Inc. (a)                                     41,474        575,659
                                                                  ------------
                                                                     8,597,771
                                                                  ------------
INTERNET SOFTWARE & SERVICES (0.9%)
Blue Coat Systems, Inc. (a)                              68,826      1,198,261
Internet Capital Group, Inc. (a)                          3,225         22,123
Netegrity, Inc. (a)                                      17,800        189,570
S1 Corp. (a)                                            290,800      2,730,612
Vignette Corp. (a)                                      242,100        268,731
Yahoo!, Inc. (a)                                        131,554      4,760,939
                                                                  ------------
                                                                     9,170,236
                                                                  ------------
IT SERVICES (0.7%)
BISYS Group, Inc. (The) (a)                              20,600        300,760
CheckFree Corp. (a)                                       9,300        288,300
Computer Sciences Corp. (a)                               7,100        352,657
eFunds Corp. (a)                                        213,044      4,194,836
Electronic Data Systems Corp.                            38,000        808,260
First Data Corp.                                          5,226        215,729
Liberate Technologies, Inc. (a)                         112,900        267,884
Titan Corp. (The) (a)                                    21,200        314,608
                                                                  ------------
                                                                     6,743,034
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.0%) (B)
Mattel, Inc.                                             28,100        492,031
                                                                  ------------

MACHINERY (0.5%)
Navistar International Corp. (a)                        148,500      5,130,675
                                                                  ------------

MEDIA (4.3%)
Cablevision Systems New York Group Class A (a)          131,100      2,698,038
Comcast Corp. Class A (a)                                51,000      1,504,500

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (CONTINUED)
DIRECTV Group, Inc. (The) (a)                          538,300   $  9,027,291
Dreamworks Animation SKG, Inc. Class A (a)                5,800        226,490
Gemstar-TV Guide
  International, Inc. (a)                               218,503      1,256,392
Interpublic Group of Cos., Inc. (The) (a)               305,100      3,740,526
Liberty Media Corp. Class A (a)                         641,300      5,720,396
Liberty Media International, Inc. Class A (a)            38,478      1,387,132
Meredith Corp.                                              700         34,300
PRIMEDIA, Inc. (a)                                      122,378        312,064
Radio One, Inc. Class D (a)                             677,800      9,956,882
Viacom, Inc. Class B                                    178,216      6,503,102
                                                                  ------------
                                                                    42,367,113
                                                                  ------------
METALS & MINING (3.8%)
Alcoa, Inc.                                             272,600      8,859,500
Aluminum Corp. of
  China Ltd. ADR (c)                                     90,900      5,261,292
Arch Coal, Inc.                                          73,800      2,399,976
Companhia Vale do
  Rio Doce ADR (c)                                      217,300      4,598,068
CONSOL Energy, Inc.                                     154,600      5,472,840
GrafTech International Ltd. (a)                         286,600      2,653,916
Harmony Gold
  Mining Co., Ltd. ADR (c)                              660,400      7,792,720
Massey Energy Co.                                        18,150        488,780
                                                                  ------------
                                                                    37,527,092
                                                                  ------------
MULTILINE RETAIL (0.2%)
Big Lots, Inc. (a)                                       97,400      1,206,786
May Department Stores Co. (The)                          26,950        702,317
                                                                  ------------
                                                                     1,909,103
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (3.4%)
AES Corp. (The) (a)                                     174,357      1,900,491
Aquila, Inc. (a)                                        670,000      2,123,900
VDuke Energy Corp.                                    1,047,600     25,697,628
Dynegy, Inc. Class A (a)                                 58,500        288,405
Westar Energy, Inc.                                     129,000      2,702,550
Williams Cos., Inc. (The)                                67,300        841,923
                                                                  ------------
                                                                    33,554,897
                                                                  ------------
OFFICE ELECTRONICS (0.0%) (B)
Xerox Corp. (a)                                          34,200        505,134
                                                                  ------------

OIL & GAS (3.4%)
Amerada Hess Corp.                                       16,500      1,331,715
Anadarko Petroleum Corp.                                 76,700      5,173,415


                                                         SHARES          VALUE
OIL & GAS (CONTINUED)
Chesapeake Energy Corp.                                  90,600   $  1,456,848
ConocoPhillips                                           18,139      1,529,299
Devon Energy Corp.                                      134,871      9,976,408
Kerr-McGee Corp.                                         25,000      1,480,500
Marathon Oil Corp.                                       54,400      2,073,184
Murphy Oil Corp.                                         22,400      1,792,448
Noble Energy, Inc.                                       35,500      2,059,000
Pogo Producing Co.                                        5,400        247,590
Unocal Corp.                                            168,400      7,030,700
                                                                  ------------
                                                                    34,151,107
                                                                  ------------
PAPER & FOREST PRODUCTS (1.4%)
International Paper Co.                                 105,800      4,074,358
MeadWestvaco Corp.                                      238,349      7,515,144
Weyerhaeuser Co.                                         38,600      2,417,904
                                                                  ------------
                                                                    14,007,406
                                                                  ------------
PHARMACEUTICALS (2.6%)
Alpharma, Inc. Class A                                  135,700      2,300,115
GlaxoSmithKline PLC ADR (c)                             103,200      4,375,680
IVAX Corp. (a)                                          355,375      6,432,288
Lilly (Eli) & Co.                                        84,100      4,617,931
Mylan Laboratories, Inc.                                105,000      1,808,100
Pfizer, Inc.                                            231,678      6,707,078
                                                                  ------------
                                                                    26,241,192
                                                                  ------------
REAL ESTATE (0.8%)
Boykin Lodging Co. (a)                                  103,200        866,880
Crescent Real Estate Equities Co.                         4,200         67,242
Health Care Property
  Investors, Inc.                                        74,446      2,071,832
St. Joe Co. (The)                                        60,200      3,064,180
United Dominion Realty Trust, Inc.                       70,870      1,493,940
                                                                  ------------
                                                                     7,564,074
                                                                  ------------
ROAD & RAIL (1.1%)
Celadon Group, Inc. (a)                                  71,326      1,387,291
CSX Corp.                                               146,700      5,354,550
Norfolk Southern Corp.                                   46,550      1,580,372
Swift Transportation Co., Inc. (a)                      104,432      1,973,765
Werner Enterprises, Inc.                                 41,595        881,814
                                                                  ------------
                                                                    11,177,792
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Applied Micro Circuits Corp. (a)                        317,050      1,154,062
NVIDIA Corp. (a)                                        238,400      3,449,648
ON Semiconductor Corp. (a)                               49,489        178,160
PMC-Sierra, Inc. (a)                                      7,900         81,054

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Three-Five Systems, Inc. (a)                            91,500   $    205,875
Vitesse Semiconductor Corp. (a)                         539,852      1,468,398
                                                                  ------------
                                                                     6,537,197
                                                                  ------------
SOFTWARE (3.4%)
Ascential Software Corp. (a)                             35,033        493,615
Compuware Corp. (a)                                     234,450      1,357,466
Manhattan Associates, Inc. (a)                          198,200      4,076,974
McAfee, Inc. (a)                                        349,750      8,463,950
Microsoft Corp.                                         386,300     10,812,537
MSC.Software Corp. (a)                                   62,300        541,387
NetIQ Corp. (a)                                         181,499      2,301,407
Novell, Inc. (a)                                        183,046      1,316,101
TIBCO Software, Inc. (a)                                388,200      3,773,304
Visual Networks, Inc. (a)                                37,612        110,955
WatchGuard
  Technologies, Inc. (a)                                 49,750        198,005
Wind River Systems, Inc. (a)                             45,199        605,215
                                                                  ------------
                                                                    34,050,916
                                                                  ------------
SPECIALTY RETAIL (2.1%)
Boise Cascade Corp.                                     222,104      6,556,510
Circuit City Stores, Inc.                                17,400        282,750
Linens 'n Things, Inc. (a)                              160,200      3,857,616
RadioShack Corp.                                         61,550      1,842,192
Restoration Hardware, Inc. (a)                           56,974        293,416
Toys "R" Us, Inc. (a)                                   369,600      6,656,496
Weight Watchers International, Inc. (a)                  48,400      1,738,528
                                                                  ------------
                                                                    21,227,508
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Polo Ralph Lauren Corp.                                 121,310      4,479,978
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%) (B)
New York Community Bancorp, Inc.                          6,900        126,684
                                                                  ------------
Total Common Stocks (Cost $764,422,075)                            876,977,790
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (1.4%)
CONVERTIBLE BONDS (0.6%)
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Natural Microsystems Corp.
  5.00%, due 10/15/05                               $   916,000   $    914,855
                                                                  ------------

INTERNET SOFTWARE SERVICES (0.5%)
Akamai Technologies, Inc.
  5.50%, due 7/1/07                                   4,650,000      4,725,563
                                                                  ------------
Total Convertible Bonds (Cost $3,838,320)                            5,640,418
                                                                  ------------

CORPORATE BONDS (0.8%)
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.3%)
Rite Aid Corp.
  7.625%, due 4/15/05                                 3,000,000      3,045,000
                                                                  ------------

MARINE (0.5%)
American Commercial Lines LLC
  11.25%, due 1/1/08 (d)                              5,511,870      4,960,683
                                                                  ------------
Total Corporate Bonds (Cost $5,777,121)                              8,005,683
                                                                  ------------
Total Long-Term Bonds (Cost $9,615,441)                             13,646,101
                                                                  ------------

SHORT-TERM INVESTMENTS (10.3%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
Chevron USA, Inc.
  1.75%, due 11/1/04                                 21,000,000     21,000,000
General Electric Capital Corp.
  1.75%, due 11/1/04                                 21,135,000     21,135,000
                                                                  ------------
Total Commercial Paper
  (Cost $42,135,000)                                                42,135,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSIT (6.1%)
Bank of New York Cayman
  1.125%, due 11/1/04                                61,008,000   $ 61,008,000
                                                                  ------------
Total Time Deposit
  (Cost $61,008,000)                                                61,008,000
                                                                  ------------
Total Short-Term Investments
  (Cost $103,143,000)                                              103,143,000
                                                                  ------------
Total Investments
  (Cost $877,180,516) (e)                                  99.8%   993,766,891(f)
Cash and Other Assets, Less Liabilities                     0.2      1,568,347
                                                    -----------   ------------
Net Assets                                                100.0%  $995,335,238
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  Issuer in bankruptcy.
(e) The cost for federal income tax purposes is $881,037,027.
(f)  At October 31, 2004 net unrealized appreciation was
     $112,729,864, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $140,208,381 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $27,478,517.

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS:
Investment in securities, at value
  (identified cost $877,180,516)              $  993,766,891
Cash                                                  11,110
Receivables:
  Fund shares sold                                21,070,492
  Investment securities sold                       9,620,420
  Dividends and interest                             859,927
Other assets                                          45,316
                                              --------------
    Total assets                               1,025,374,156
                                              --------------
LIABILITIES:
Payables:
  Investment securities purchased                 27,106,893
  Fund shares redeemed                             1,549,376
  NYLIFE Distributors                                432,022
  Transfer agent                                     418,281
  Manager                                            361,925
  Custodian                                           24,845
  Trustees                                            12,375
Accrued expenses                                     133,201
                                              --------------
    Total liabilities                             30,038,918
                                              --------------
Net assets                                    $  995,335,238
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $       83,700
  Class B                                            101,362
  Class C                                             44,595
  Class I                                             84,934
  Class R1                                                11
  Class R2                                                 1
Additional paid-in capital                       840,257,331
Accumulated net realized gain on investments      38,176,929
Net unrealized appreciation on investments       116,586,375
                                              --------------
Net assets                                    $  995,335,238
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  268,512,628
                                              ==============
Shares of beneficial interest outstanding          8,370,007
                                              ==============
Net asset value per share outstanding         $        32.08
Maximum sales charge (5.50% of offering
  price)                                                1.87
                                              --------------
Maximum offering price per share outstanding  $        33.95
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  313,765,242
                                              ==============
Shares of beneficial interest outstanding         10,136,166
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        30.96
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  138,043,996
                                              ==============
Shares of beneficial interest outstanding          4,459,503
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        30.96
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  274,975,340
                                              ==============
Shares of beneficial interest outstanding          8,493,467
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.37
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $       34,195
                                              ==============
Shares of beneficial interest outstanding              1,064
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.13
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $        3,837
                                              ==============
Shares of beneficial interest outstanding                120
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.07
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  9,238,869
  Interest                                         2,011,440
                                                ------------
    Total income                                  11,250,309
                                                ------------
EXPENSES:
  Manager                                          6,468,735
  Distribution -- Class B                          2,073,820
  Distribution -- Class C                            902,159
  Transfer agent -- Classes A, B and C             1,857,791
  Transfer agent -- Classes I, R1 and R2             456,086
  Service -- Class A                                 579,454
  Service -- Class B                                 691,274
  Service -- Class C                                 300,720
  Service -- Class R2                                      3
  Shareholder communication                          214,956
  Professional                                       115,828
  Recordkeeping                                      112,916
  Custodian                                           85,527
  Registration                                        75,802
  Trustees                                            60,358
  Shareholder Service -- Class R1                          8
  Shareholder Service -- Class R2                          1
  Miscellaneous                                       49,973
                                                ------------
    Total expenses before reimbursement           14,045,411
  Expense reimbursement from Manager                (258,449)
                                                ------------
    Net Expenses                                  13,786,962
                                                ------------
Net investment loss                               (2,536,653)
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions                           83,456,247
  Foreign currency transactions                       (9,722)
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           83,446,525
                                                ------------
Net change in unrealized appreciation on
  investments                                     21,503,347
                                                ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   104,949,872
                                                ------------
Net increase in net assets resulting from
  operations                                    $102,413,219
                                                ============

(a) Dividends recorded net of foreign withholding taxes of $2,872.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2004, THE PERIOD JANUARY 1, 2003 THROUGH OCTOBER 31, 2003* AND THE YEAR ENDED DECEMBER 31, 2002

                               2004            2003*           2002
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)                   $  (2,536,653)  $  (2,034,493)  $  1,483,530
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                83,446,525       9,601,817    (55,362,524)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                 21,503,347     124,644,560    (58,286,807)
                           --------------------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations            102,413,219     132,211,884   (112,165,801)
                           --------------------------------------------
Dividends and distributions to
 shareholders:

From net investment income:
   Class A                            --              --       (591,975)
   Class B                            --              --             --
   Class C                            --              --             --
   Class I                            --              --       (815,618)
 From net realized gain on investments:
   Class A                            --              --       (358,110)
   Class B                            --              --       (455,285)
   Class C                            --              --       (207,585)
   Class I                            --              --       (330,392)
                           --------------------------------------------
 Total dividends and
  distributions to
  shareholders                        --              --     (2,758,965)
                           --------------------------------------------

Capital share transactions:

Net proceeds from sale of shares:
   Class A                   117,277,801      61,829,430    100,821,231
   Class B                    92,818,123      46,690,947     90,029,523
   Class C                    44,672,357      19,304,395     53,506,262
   Class I                   128,176,243      61,267,902     58,574,236
   Class R1                       62,122              --             --
   Class R2                        3,733              --             --

 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                            --              --        801,111
   Class B                            --              --        403,046
   Class C                            --              --        154,233
   Class I                            --              --      1,102,772
                           --------------------------------------------
                             383,010,379     189,092,674    305,392,414

                               2004            2003*           2002

 Cost of shares redeemed:
   Class A                 $ (53,650,958)  $ (43,414,587)  $(49,191,426)
   Class B                   (31,920,068)    (21,993,148)   (32,596,210)
   Class C                   (15,543,242)    (11,575,079)   (17,554,911)
   Class I                   (65,096,353)    (29,475,751)   (16,064,833)
   Class R1                      (29,064)             --             --
                           --------------------------------------------
                            (166,239,685)   (106,458,565)  (115,407,380)
    Increase in net
     assets derived from
     capital share
     transactions            216,770,694      82,634,109    189,985,034
                           --------------------------------------------
    Net increase in net
     assets                  319,183,913     214,845,993     75,060,268

NET ASSETS:

Beginning of period          676,151,325     461,305,332    386,245,064
                           --------------------------------------------
End of period              $ 995,335,238   $ 676,151,325   $461,305,332
                           ============================================
Accumulated undistributed
 (distribution in excess
 of) net investment
 income at end of period   $          --   $      12,233   $   (189,998)
                           ============================================

* The Fund changed its fiscal year end from December 31 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              JANUARY 1,
                                                 2003                  CLASS A                 JUNE 9**
                                YEAR ENDED      THROUGH     ------------------------------     THROUGH
                                OCTOBER 31,   OCTOBER 31,      YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                   2004          2003*        2002       2001       2000         1999
Net asset value at beginning
  of period                      $  28.04      $  21.95     $  27.66   $  27.25   $ 26.22       $25.38
                                 --------      --------     --------   --------   -------       ------
Net investment income (loss)        (0.01)(a)     (0.04)        0.15       0.03      0.02         0.05
Net realized and unrealized
  gain (loss) on investments         4.05          6.13        (5.69)      0.55      4.17         1.81
                                 --------      --------     --------   --------   -------       ------
Total from investment
  operations                         4.04          6.09        (5.54)      0.58      4.19         1.86
                                 --------      --------     --------   --------   -------       ------
Less dividends and
  distributions:
  From net investment income           --            --        (0.11)     (0.03)       --        (0.08)
  From net realized gain on
    investments                        --            --        (0.06)     (0.14)    (3.16)       (0.94)
                                 --------      --------     --------   --------   -------       ------
Total dividends and
  distributions                        --            --        (0.17)     (0.17)    (3.16)       (1.02)
                                 --------      --------     --------   --------   -------       ------
Net asset value at end of
  period                         $  32.08      $  28.04     $  21.95   $  27.66   $ 27.25       $26.22
                                 ========      ========     ========   ========   =======       ======
Total investment return (b)         14.41%        27.74%(c)   (20.04%)     2.11%    16.67%        7.53%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        (0.05%)       (0.17%)+      0.63%      0.37%     0.12%        0.46%+
    Net expenses                     1.35%         1.35%+       1.33%      1.25%     1.25%        1.25%+
    Expenses (before
      reimbursement)                 1.38%         1.45%+       1.44%      1.43%     1.44%        1.41%+
Portfolio turnover rate                64%           61%          77%        19%       40%          32%
Net assets at end of period
  (in 000's)                     $268,513      $176,932     $123,461   $103,402   $22,048       $8,651

                                              JANUARY 1,
                                                 2003                  CLASS C                 JUNE 9**
                                YEAR ENDED      THROUGH     ------------------------------     THROUGH
                                OCTOBER 31,   OCTOBER 31,      YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                   2004          2003*        2002       2001       2000         1999
Net asset value at beginning
  of period                      $  27.26       $ 21.47     $ 27.13    $ 26.92     $26.15       $25.38
                                 --------       -------     -------    -------     ------       ------
Net investment income (loss)        (0.24)(a)     (0.16)      (0.03)     (0.06)     (0.11)        0.02
Net realized and unrealized
  gain (loss) on investments         3.94          5.95       (5.57)      0.41       4.04         1.76
                                 --------       -------     -------    -------     ------       ------
Total from investment
  operations                         3.70          5.79       (5.60)      0.35       3.93         1.78
                                 --------       -------     -------    -------     ------       ------
Less dividends and
  distributions:
  From net investment income           --            --          --         --         --        (0.07)
  From net realized gain on
    investments                        --            --       (0.06)     (0.14)     (3.16)       (0.94)
                                 --------       -------     -------    -------     ------       ------
Total dividends and
  distributions                        --            --       (0.06)     (0.14)     (3.16)       (1.01)
                                 --------       -------     -------    -------     ------       ------
Net asset value at end of
  period                         $  30.96       $ 27.26     $ 21.47    $ 27.13     $26.92       $26.15
                                 ========       =======     =======    =======     ======       ======
Total investment return (b)         13.57%        26.97%(c)  (20.63%)     1.29%     15.72%        7.23%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        (0.80%)       (0.92%)+    (0.12%)    (0.38%)    (0.63%)      (0.29%)+
    Expenses                         2.10%         2.10%+      2.08%      2.00%      2.00%        2.00%+
    Expenses (before
      reimbursement)                 2.13%         2.20%+      2.19%      2.18%      2.19%        2.16%+
Portfolio turnover rate                64%           61%         77%        19%        40%          32%
Net assets at end of period
  (in 000's)                     $138,044       $95,004     $69,077    $51,234     $6,546       $2,478

*     The Fund changed its fiscal year end from December 31 to
      October 31.
**    Class A, B and C shares were first offered on June 9, 1999.
***   Financial information for the year ended December 31, 1999 represents the combined results of operations of the
      MAP-Equity Fund and MainStay MAP Fund (formerly MainStay MAP
      Equity Fund).
****  Class R1 and Class R2 shares were first offered on January
      2, 2004.
+     Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Total return is calculated exclusive of sales charges.
      Classes I, R1 and R2 are not subject to sales charges.
(c)   Total return is not annualized.
(d)   Less than one cent per share.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

              JANUARY 1,
                 2003                  CLASS B                      JUNE 9**
YEAR ENDED      THROUGH     ------------------------------          THROUGH
OCTOBER 31,   OCTOBER 31,      YEAR ENDED DECEMBER 31,            DECEMBER 31,
   2004          2003*        2002       2001       2000              1999
 $  27.26      $  21.47     $  27.13   $  26.92   $ 26.15           $ 25.38
 --------      --------     --------   --------   -------           -------
    (0.24)(a)     (0.16)       (0.03)     (0.06)    (0.11)             0.02
     3.94          5.95        (5.57)      0.41      4.04              1.76
 --------      --------     --------   --------   -------           -------
     3.70          5.79        (5.60)      0.35      3.93              1.78
 --------      --------     --------   --------   -------           -------
       --            --           --         --        --             (0.07)
       --            --        (0.06)     (0.14)    (3.16)            (0.94)
 --------      --------     --------   --------   -------           -------
       --            --        (0.06)     (0.14)    (3.16)            (1.01)
 --------      --------     --------   --------   -------           -------
 $  30.96      $  27.26     $  21.47   $  27.13   $ 26.92           $ 26.15
 ========      ========     ========   ========   =======           =======
    13.57%        26.97%(c)   (20.63%)     1.29%    15.72%             7.23%
    (0.80%)       (0.92%)+     (0.12%)    (0.38%)   (0.63%)           (0.29%)+
     2.10%         2.10%+       2.08%      2.00%     2.00%             2.00%+
     2.13%         2.20%+       2.19%      2.18%     2.19%             2.16%+
       64%           61%          77%        19%       40%               32%
 $313,765      $220,932     $153,581   $134,883   $40,078           $11,511

                                                                               CLASS R1        CLASS R2
              JANUARY 1,                                                     -------------   -------------
                 2003                      CLASS I***                        JANUARY 2****   JANUARY 2****
YEAR ENDED      THROUGH     -----------------------------------------           THROUGH         THROUGH
OCTOBER 31,   OCTOBER 31,            YEAR ENDED DECEMBER 31,                  OCTOBER 31,     OCTOBER 31,
   2004          2003*        2002       2001       2000       1999              2004            2004
 $  28.19      $  22.03     $  27.75   $ 27.31    $ 26.25    $ 24.58            $30.38          $30.38
 --------      --------     --------   -------    -------    -------            ------          ------
     0.09(a)       0.00(a)(d)     0.19    0.07       0.12       0.11              0.05(a)        (0.01)(a)
     4.09          6.16        (5.69)     0.58       4.13       2.81              1.70            1.70
 --------      --------     --------   -------    -------    -------            ------          ------
     4.18          6.16        (5.50)     0.65       4.25       2.92              1.75            1.69
 --------      --------     --------   -------    -------    -------            ------          ------
       --            --        (0.16)    (0.07)     (0.03)     (0.11)               --              --
       --            --        (0.06)    (0.14)     (3.16)     (1.14)               --              --
 --------      --------     --------   -------    -------    -------            ------          ------
       --            --        (0.22)    (0.21)     (3.19)     (1.25)               --              --
 --------      --------     --------   -------    -------    -------            ------          ------
 $  32.37      $  28.19     $  22.03   $ 27.75    $ 27.31    $ 26.25            $32.13          $32.07
 ========      ========     ========   =======    =======    =======            ======          ======
    14.83%        27.96%(c)   (19.81%)    2.36%     16.88%     12.18%             5.76%(c)        5.56%(c)
     0.31%         0.08%+       0.88%     0.62%      0.37%      0.39%             0.21%+         (0.04%)
     0.99%         1.10%+       1.08%     1.00%      1.00%      0.88%             1.09%+          1.34%+
     1.02%         1.20%+       1.19%     1.18%      1.19%      0.96%             1.12%+          1.37%+
       64%           61%          77%       19%        40%        32%               64%             64%
 $274,975      $183,283     $115,186   $96,726    $69,434    $63,460            $   34          $    4

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Distribution of Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares, Class R1 shares and Class R2 shares are not subject to sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, it affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if those prices are deemed by the Fund's Manager to be representative of market values at the regular close of business of the Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2004, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue

 22   MainStay MAP Fund

Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated net investment loss, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2004, are not affected.

  ACCUMULATED   ACCUMULATED
      NET       NET REALIZED    ADDITIONAL
  INVESTMENT      GAIN ON        PAID-IN
     LOSS       INVESTMENTS      CAPITAL
  $2,524,420      $111,806     $(2,636,226)

The reclassification for the Fund is primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes, foreign currency gain (loss), real estate investment trusts investments and distributions paid in connection with the redemption of Fund shares.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts

                                                    www.mainstayfunds.com     23
clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets up to $1.0 billion and 0.70% on assets over $1.0 billion. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.35%, 2.10% and 2.10% of the average daily net assets of the Class A, Class B and Class C shares, respectively and an equivalent amount for Class I, Class R1 and Class R2 shares. For the year ended October 31, 2004 earned from the Fund $6,468,735 and reimbursed the Fund $258,449.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plans, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $198,745 for the year ended October 31, 2004. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $16,327, $392,114 and $27,307, respectively, for the year ended October 31, 2004.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2004 amounted to $2,313,877.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended and the Chairpersons of the Brokerage Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the MAP Fund only pays a portion of the fees identified above.

(F) OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $27,419 for the year ended October 31, 2004.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1%

 24   MainStay MAP Fund
of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $112,916 for the year ended October 31, 2004.

NOTE 4 -- CUSTODIAN:
The Bank of New York is custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5 -- FEDERAL INCOME TAX:
As of October 31, 2004, the components of accumulated gain on a tax basis were as follows:

   ACCUMULATED                        TOTAL
     CAPITAL        UNREALIZED     ACCUMULATED
  AND OTHER GAIN   APPRECIATION        GAIN
   $42,033,440     $112,729,864    $154,763,304

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust distributions.

The Fund utilized $42,290,239 of capital loss carryforward during the year ended October 31, 2004.

The tax character of distributions paid during the year ended October 31, 2004, the ten months ended October 31, 2003 and the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

                                   2004   2003      2002
Distributions paid from:
  Ordinary income                  $--    $--    $2,233,683
  Long-term capital gains           --     --       525,282
-----------------------------------------------------------
                                   $--    $--    $2,758,965
-----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2004, purchases and sales of securities, other than short-term securities, were $684,549 and $510,569, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2004.

NOTE 8 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                            YEAR ENDED
                                         OCTOBER 31, 2004
                                    CLASS A   CLASS B   CLASS C

Shares sold                          3,788     3,094     1,493
---------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           --        --        --
---------------------------------------------------------------
                                     3,788     3,094     1,493
---------------------------------------------------------------
Shares redeemed                     (1,729)   (1,064)     (519)
---------------------------------------------------------------
Net increase                         2,059     2,030       974
---------------------------------------------------------------

                                         YEAR ENDED
                                      OCTOBER 31, 2004
                              CLASS I    CLASS R1*    CLASS R2*
Shares sold                    4,078         2           --(a)
---------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions               --        --           --
---------------------------------------------------------------
                               4,078         2           --(a)
---------------------------------------------------------------
Shares redeemed               (2,086)       (1)          --
---------------------------------------------------------------
Net increase                   1,992         1           --(a)
---------------------------------------------------------------

                                       JANUARY 1 THROUGH
                                      OCTOBER 31, 2003**
                             CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                   2,489     1,920      778      2,448
------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              --        --       --         --
------------------------------------------------------------------
                              2,489     1,920      778      2,448
------------------------------------------------------------------
Shares redeemed              (1,802)     (966)    (509)    (1,176)
------------------------------------------------------------------
Net increase                    687       954      269      1,272
------------------------------------------------------------------

                                          YEAR ENDED
                                       DECEMBER 31, 2002
                             CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                   3,907     3,567     2,098     2,358
------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              36        19         7        49
------------------------------------------------------------------
                              3,943     3,586     2,105     2,407
------------------------------------------------------------------
Shares redeemed              (2,058)   (1,405)     (776)     (664)
------------------------------------------------------------------
Net increase                  1,885     2,181     1,329     1,743
------------------------------------------------------------------

*    First offered on January 2, 2004.
** The Fund changed its fiscal year end from December 31 to October 31.
(a)  Less than one thousand.

                                                    www.mainstayfunds.com     25

NOTE 9 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully in responding to these requests. As reported in response to those requests for information, NYLIM was previously party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients or customers of those registered representatives in shares of certain funds of the Trust. NYLIM is continuing to review what effect, if any, transactions under these agreements may have had on the funds, and will continue to apprise the Board of Trustees of such information. NYLIM does not believe at this time that such trading had any material effect on the funds' financial statements or their shareholders. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

The SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. These discussions are continuing, but there can be no assurance at this time as to the outcome of these efforts.

NOTE 10 -- CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On March 8, 2004, KPMG LLP ("KPMG") was selected as the Trust's independent auditor for the 2004 fiscal year. The selection of KPMG was recommended by the Trust's Audit Committee, comprised of all Non-Interested Trustees, and was approved by the Trust's Board of Trustees.

The predecessor independent auditor's reports on the Trust's financial statements for the period ended October 31, 2003 and year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods, and through the date of engagement of KPMG, there were no disagreements between the Trust and the predecessor independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent auditor, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

 26   MainStay MAP Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended October 31, 2003 and the year ended December 31, 2002, and the financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                                    www.mainstayfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
        GARY E.           Chairman since         Chief Executive Officer, Chairman, and              53           None
        WENDLANDT         2002, President and    Manager, New York Life Investment
        10/8/50           Chief Executive        Management LLC (including predecessor
                          Officer since June     advisory organizations) and New York Life
                          15, 2004, and Trustee  Investment Management Holdings LLC;
                          since 2000             Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC; Executive
                                                 Vice President, New York Life Insurance
                                                 and Annuity Corporation; Chairman, Chief
                                                 Executive Officer, and Director, MainStay
                                                 VP Series Fund, Inc. (19 Portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice President and
                                                 Chief Investment Officer, MassMutual Life
                                                 Insurance Company (1993 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce                22           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -------------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                   22           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -------------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Partner, Health Ventures LLC; Vice Chair,           22           None
        1/4/48                                   Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc. (1984
                                                 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro                22           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                          Director,
        11/13/39                                 2001).                                                           Allied Irish
                                                                                                                  Banks Plc;
                                                                                                                  Chairman and
                                                                                                                  Non-Executive
                                                                                                                  Director, Irish
                                                                                                                  Continental
                                                                                                                  Group, Plc;
                                                                                                                  Chairman, AIB
                                                                                                                  Group (UK) Plc;
                                                                                                                  Non-Executive
                                                                                                                  Director,
                                                                                                                  Unidare Plc.
        -------------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group               22           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout firm).                        Adolor
        12/9/32           Interested Trustee                                                                      Corporation;
                          since 2000                                                                              Director, First
                                                                                                                  Advantage
                                                                                                                  Corporation.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

       INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 28   MainStay MAP Fund

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
        RICHARD S.        Trustee since 1994     Chairman and Chief Executive Officer,               22           None
        TRUTANIC                                 Somerset Group (financial advisory firm)
        2/13/52                                  (1990 to present); Advisor and Managing
                                                 Director, The Carlyle Group (private
                                                 investment firm) (2002 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST 5 YEARS                        OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        JEFFERSON C.      Senior Vice President  Senior Managing Director, New York Life             34           None
        BOYCE             since 1995             Investment Management LLC (including
        9/17/57                                  predecessor advisory organizations);
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Manager, NYLIFE
                                                 Distributors LLC; Senior Vice President,
                                                 Eclipse Funds and Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK J.        Vice President,        Managing Director, New York Life                    59           None
        FARRELL           Treasurer, Chief       Investment Management LLC (including
        9/27/59           Financial and          predecessor advisory organizations);
                          Accounting Officer     Treasurer, Chief Financial and Accounting
                          since 2001             Officer, and Assistant Secretary, Eclipse
                                                 Funds Inc., Eclipse Funds, and MainStay
                                                 VP Series Fund, Inc.; Principal Financial
                                                 Officer and Assistant Treasurer, McMorgan
                                                 Funds.
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President-        Managing Director and Chief Compliance              53           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 21, 2004     Management LLC (June 2003 to present);
                                                 Vice President-Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc.; Senior Managing Director-
                                                 Compliance, NYLIFE Distributors LLC;
                                                 Deputy Chief Compliance Officer, New York
                                                 Life Investment Management LLC (September
                                                 2002 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary              Managing Director and Associate General             53           None
        MORRISON          since                  Counsel, New York Life Investment
        3/26/56           September 21, 2004     Management LLC (since June 2004);
                                                 Secretary, Eclipse Funds Inc., Eclipse
                                                 Funds and MainStay VP Series Fund, Inc.;
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal
                                                 Officer -- Mutual Funds and Vice
                                                 President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Tax Vice President     Vice President, New York Life Insurance             53           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities, Inc.; Tax Vice
                                                 President, New York Life International,
                                                 LLC, Eclipse Funds, Eclipse Funds Inc.,
                                                 and MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling
1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Fund's website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

 30   MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay Research Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Strategic Value Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Bond Fund
MainStay International Equity Fund

1. Closed to new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(2)
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

KPMG LLP

                                                    www.mainstayfunds.com     31

(NEW YORK LIFE LOGO)

------------------------------------------------
/ Not FDIC insured. / No bank guarantee. / May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C)2004 NYLIFE Distributors LLC. All rights reserved.           SEC File Number:
                                                                       811-04550

NYLIM-A06431         (RECYCLE LOGO)                                 MSMP11-12/04

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. In accordance the authority granted under the Registrant's Audit Committee Charter, the Audit Committee has retained a third party consultant to provide the Committee and the Registrant with the financial expertise, knowledge and skills similar to those of an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2004 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $820,000. The aggregate fees billed for the fiscal period ended October 31, 2003 for professional services rendered by PricewaterhouseCoopers LLP ("PWC") for the audit of the Registrant's annual financial statements or services that were normally provided by the PWC in connection with statutory and regulatory filings or engagements for that fiscal years were $782,662.

(b) Audit Related Fees

       The aggregate fees billed for the fiscal year ended October 31, 2004 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,500. The aggregate fees billed for the fiscal year ended October 31, 2004 for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $8,000. The aggregate fees billed for the fiscal period ended October 31, 2003 for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $6,000.

(c) Tax Fees

The aggregate fees billed: (i) during the fiscal year ended October 31, 2004 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $116,000 and (ii) during the fiscal period ended October 31, 2003 for professional services rendered by PWC for tax compliance, tax advice, and tax planning were $151,300. These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed: (i) during the fiscal year ended October 31, 2004 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 and (ii) during the fiscal period ended October 31, 2003 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

(1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2) With respect to the services described in paragraphs (b) through (d) of this
Item 4, no amount was approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by (i) KPMG for services rendered to the Registrant for the fiscal year ended October 31, 2004 and (ii) PWC for services rendered to the Registrant for the fiscal period ended October 31, 2003 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by (i) KPMG for the year ended October 31, 2004 for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 and
(ii) PWC for the fiscal period ended October 31,

2003 for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by (i) KPMG for the fiscal year ended October 31, 2004 and (ii) PWC for the fiscal period ended October 31, 2003 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG and PWC during the relevant time periods.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

      The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not Applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      At a meeting held on December 10-11, 2004, the Nominating Committee of the Registrant adopted policies for considering Board Member candidates. The Committee may consider nominations from shareholders of the Registrant. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Registrant's Secretary.

      A shareholder's submission to the Secretary of the Registrant must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Registrant shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Registrant's proxy statement, if so designated by the Nominating Committee and the Registrant's Board.

      It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)    Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:   /s/ Gary E. Wendlandt
      -------------------------------------
      GARY E. WENDLANDT
      President and Chief Executive Officer

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Gary E. Wendlandt
      -------------------------------------
      GARY E. WENDLANDT
      President and Chief Executive Officer

Date: January 7, 2005

By:   /s/ Patrick J. Farrell
      --------------------------------------
      PATRICK J. FARRELL
      Treasurer and
      Chief Financial and Accounting Officer

Date: January 7, 2005

                                      EXHIBIT INDEX

            (a)    Code of Ethics

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.